       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON April 21, 2009

                                                     Registration Nos. 333-51676
                                                                       811-08828
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -----------------

                                    FORM N-4

                               -----------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]

                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 20                   [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]

                                 AMENDMENT NO. 47                           [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02116
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                     NAME AND ADDRESS OF AGENT FOR SERVICE:
                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                        Boston, Massachusetts 02116-3700


                                    COPY TO:
                            Stephen E. Roth, Esquire
                           Mary E. Thornton, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 2009 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Individual Variable Annuity Contracts




================================================================================

                          AMERICAN FORERUNNER SERIES(R)
             Individual Flexible Premium Variable Annuity Contracts


                    Issued By
New England Variable Annuity Separate Account of          Annuity Administrative Office:
       New England Life Insurance Company                         P.O. Box 14594
               501 Boylston Street                          Des Moines, IA 50306-3594
           Boston, Massachusetts 02116
                 (800) 435-4117



     This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and nonqualified retirement plans. You may allocate purchase payments to one or more subaccounts investing in these Eligible Funds of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust and the American Funds Insurance Series.

AMERICAN FUNDS INSURANCE SERIES(R)


American Funds Bond Fund


American Funds Global Small Capitalization Fund


American Funds Growth Fund


American Funds Growth-Income Fund



MET INVESTORS SERIES TRUST



BlackRock Large Cap Core Portfolio


Clarion Global Real Estate Portfolio


Harris Oakmark International Portfolio


Janus Forty Portfolio


Lazard Mid Cap Portfolio


Legg Mason Partners Aggressive Growth Portfolio


Legg Mason Value Equity Portfolio


Lord Abbett Bond Debenture Portfolio


Met/AIM Small Cap Growth Portfolio


Met/Franklin Income Portfolio


Met/Franklin Mutual Shares Portfolio


Met/Templeton Growth Portfolio


MFS(R) Research International Portfolio


Oppenheimer Capital Appreciation Portfolio


PIMCO Inflation Protected Bond Portfolio


PIMCO Total Return Portfolio


RCM Technology Portfolio


T. Rowe Price Mid Cap Growth Portfolio



MET INVESTORS SERIES TRUST -- ASSET
  ALLOCATION PORTFOLIOS



American Funds Balanced Allocation Portfolio


American Funds Moderate Allocation Portfolio


American Funds Growth Allocation Portfolio



Met/Franklin Templeton Founding Strategy Portfolio



MET INVESTORS SERIES TRUST -- EXCHANGE TRADED


  FUND ("ETF") PORTFOLIOS



SSgA Growth and Income ETF Portfolio


SSgA Growth ETF Portfolio


METROPOLITAN FUND


Artio International Stock Portfolio


Barclays Capital Aggregate Bond Index Portfolio


BlackRock Aggressive Growth Portfolio


BlackRock Bond Income Portfolio


BlackRock Diversified Portfolio


BlackRock Large Cap Value Portfolio


BlackRock Legacy Large Cap Growth Portfolio


BlackRock Money Market Portfolio


BlackRock Strategic Value Portfolio


Davis Venture Value Portfolio


FI Mid Cap Opportunities Portfolio


FI Value Leaders Portfolio


Jennison Growth Portfolio


Loomis Sayles Small Cap Core Portfolio


Loomis Sayles Small Cap Growth Portfolio


Met/Artisan Mid Cap Value Portfolio


MetLife Mid Cap Stock Index Portfolio


MetLife Stock Index Portfolio


MFS(R) Total Return Portfolio


MFS(R) Value Portfolio


Morgan Stanley EAFE(R) Index Portfolio


Neuberger Berman Mid Cap Value Portfolio


Oppenheimer Global Equity Portfolio


Russell 2000(R) Index Portfolio


T. Rowe Price Large Cap Growth Portfolio


T. Rowe Price Small Cap Growth Portfolio


Western Asset Management Strategic Bond
  Opportunities Portfolio


Western Asset Management U.S. Government Portfolio



METROPOLITAN FUND -- ASSET ALLOCATION
  PORTFOLIOS



MetLife Conservative Allocation Portfolio


MetLife Conservative to Moderate Allocation Portfolio


MetLife Moderate Allocation Portfolio


MetLife Moderate to Aggressive Allocation Portfolio


MetLife Aggressive Allocation Portfolio


     You may also allocate purchase payments to a Fixed Account in states that have approved this option. Limits apply to transfers to and from the Fixed Account.


                                   MAY 1, 2009

     When you purchase your Contract, you must select one of five Classes of the Contract, each of which has different Withdrawal Charges and Asset-Based Insurance Charges. The five available Classes of the Contract are:

     -- Standard Class,

     -- B Plus Class,

     -- C Class,

     -- L Class, and

     -- P Class.

     If you select the B Plus Class, we will add a bonus amount to each purchase payment received in the first Contract Year. The overall expenses for the B Plus Class Contract may be higher than the expenses for a similar Contract that does not pay a bonus. Over time, the value of the bonus could be more than offset by higher expenses.

     Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.


     You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated May 1, 2009. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-- of the prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 501 Boylston St., Boston, Massachusetts 02116, 1-800-777-5897 or visit our website at www.nef.com.


     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUBACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                   MAY 1, 2009

                                TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS



                                                                         PAGE
                                                                        -----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS....................     A-5
HIGHLIGHTS...........................................................     A-6
FEE TABLE............................................................    A-12
HOW THE CONTRACT WORKS...............................................    A-21
THE COMPANY..........................................................    A-22
THE VARIABLE ACCOUNT.................................................    A-22
INVESTMENTS OF THE VARIABLE ACCOUNT..................................    A-22
  Investment Advice..................................................    A-28
  Certain Payments We Receive with Regard to the Eligible Funds......    A-30
  Share Classes of the Eligible Funds................................    A-31
  Substitution of Investments........................................    A-31
THE FIXED ACCOUNT....................................................    A-32
THE CONTRACTS........................................................    A-32
  Standard Class.....................................................    A-32
  B Plus Class.......................................................    A-32
  C Class............................................................    A-33
  L Class............................................................    A-33
  P Class............................................................    A-33
  Purchase Payments..................................................    A-33
  Ten Day Right to Review............................................    A-34
  Allocation of Purchase Payments....................................    A-34
  Contract Value and Accumulation Unit Value.........................    A-37
  Payment on Death Prior to Annuitization............................    A-37
  Standard Death Benefit.............................................    A-38
  Annual Step-Up Death Benefit.......................................    A-38
  Greater of Annual Step-Up or 5% Annual Increase Death Benefit......    A-38
  Enhanced Death Benefit Rider.......................................    A-39
  Earnings Preservation Benefit Rider................................    A-41
  Options for Death Proceeds.........................................    A-42
  Transfer Privilege.................................................    A-44
  Dollar Cost Averaging..............................................    A-47
  Asset Rebalancing..................................................    A-48
  Withdrawals........................................................    A-48
  Systematic Withdrawals.............................................    A-49
  Suspension of Payments.............................................    A-50
  Inactive Contracts.................................................    A-50
  Ownership Rights...................................................    A-50
  Requests and Elections.............................................    A-51
  Confirming Transactions............................................    A-52
  State Variations...................................................    A-52
ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER
  DEDUCTIONS.........................................................    A-52
  Asset-Based Insurance Charge.......................................    A-52
  Contract Administrative Fee........................................    A-53
  Withdrawal Charge..................................................    A-53
  Enhanced Death Benefit Rider.......................................    A-55
  Earnings Preservation Benefit Rider................................    A-55

                                                                         PAGE
                                                                        -----
  Guaranteed Minimum Income Benefit Rider............................    A-55
  Guaranteed Withdrawal Benefit Rider................................    A-56
  Guaranteed Minimum Accumulation Benefit Rider......................    A-57
  Premium and Other Tax Charges......................................    A-57
  Other Expenses.....................................................    A-58
ANNUITY PAYMENTS.....................................................    A-58
  Election of Annuity................................................    A-58
  Annuity Options....................................................    A-58
  Amount of Annuity Payments.........................................    A-60
LIVING BENEFITS......................................................    A-61
  Overview of Living Benefit Riders..................................    A-61
GUARANTEED INCOME BENEFITS...........................................    A-62
  Facts About Guaranteed Income Benefit Riders.......................    A-62
  Description of GMIB Plus II........................................    A-64
  Description of GMIB Plus I (formerly, the Predictor Plus)..........    A-68
  Description of GMIB II (formerly, the Predictor)...................    A-70
  Description of GMIB I..............................................    A-71
GUARANTEED WITHDRAWAL BENEFITS.......................................    A-71
  Facts About Guaranteed Withdrawal Benefit Riders...................    A-72
  Description of the Lifetime Withdrawal Guarantee II................    A-73
  Description of the Lifetime Withdrawal Guarantee I.................    A-79
  Description of the Enhanced Guaranteed Withdrawal Benefit..........    A-80
  Description of the Guaranteed Withdrawal Benefit I.................    A-84
GUARANTEED MINIMUM ACCUMULATION BENEFIT..............................    A-84
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS.......................    A-88
FEDERAL INCOME TAX CONSIDERATIONS....................................    A-88
  Taxation of Non-Qualified Contracts................................    A-89
  Taxation of Qualified Contracts....................................    A-91
  Possible Tax Law Changes...........................................    A-94
VOTING RIGHTS........................................................    A-95
DISTRIBUTION OF THE CONTRACTS........................................    A-95
THE OPERATION OF THE FIXED ACCOUNT...................................    A-96
  Contract Value and Fixed Account Transactions......................    A-97
INVESTMENT PERFORMANCE INFORMATION...................................    A-97
  Yields.............................................................    A-98
  Standard Return....................................................    A-98
  Non-Standard Return................................................    A-98
  Other Performance..................................................    A-99
LEGAL PROCEEDINGS....................................................    A-99
FINANCIAL STATEMENTS.................................................    A-99
ACCUMULATION UNIT VALUES (Condensed Financial Information)...........    A-99
APPENDIX A: Consumer Tips............................................   A-130
APPENDIX B: Withdrawal Charge........................................   A-131
APPENDIX C: Premium Tax..............................................   A-132
APPENDIX D: Guaranteed Minimum Income Benefit Examples...............   A-133
APPENDIX E: Guaranteed Withdrawal Benefit Examples...................   A-140
APPENDIX F: Enhanced Death Benefit Examples..........................   A-151
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.............   A-154

                GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

     We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. These terms are defined below:

     ACCOUNT.  A subaccount of the Variable Account or the Fixed Account.

     ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.

     ANNUITANT.  The natural person on whose life Annuity Payments are based.

     ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier date you choose.

     ANNUITY DATE. A date on which you choose to begin receiving Annuity Payments which must be at least 30 days after issue. If you do not choose a date, the Annuity Date will be no later than the Maturity Date shown on the Contract Schedule.

     ANNUITY UNIT. An accounting device used to calculate the dollar amount of Annuity payments.

     BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.

     CONTRACT YEAR. A twelve month period beginning with the date shown on your Contract and with each Contract Anniversary thereafter.

     DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.



     FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.


     GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.


     MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the later of (i) the date when the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less), or (ii) 10 years from the issue date.

     OWNER (CONTRACT OWNER). The person or entity which has all rights under the Contract.

     PAYEE. Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on full withdrawals or partial withdrawals of the Contract, the Contract Owner.

     VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into subaccounts; each invests in shares of one Eligible Fund.

     VARIABLE ANNUITY. An annuity providing for Annuity payments varying in amount to reflect the investment experience of a separate investment account.

                                   HIGHLIGHTS

TAX DEFERRED VARIABLE ANNUITIES:

     Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

     If the owner of a non-qualified annuity contract is not a natural person (e.g., certain trusts) gains under the contract are generally not eligible for tax deferral.

THE CONTRACTS:

     The American Forerunner Series provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Amount of Annuity Payments.") We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Annuity Administrative Office or your registered representative.

     The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. Depending on your expectations and preferences, you can choose the Class that best meets your needs.

     Prior to issuance, you must select one of five available Classes of the
Contract:

     -- Standard Class, which imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing annually over 7 years, and an Asset-Based Insurance Charge;

     -- B Plus Class (which may be referred to as the "Bonus Class"), which credits a bonus amount to purchase payments received in the first Contract Year, imposes a higher Withdrawal Charge (maximum 9%) over a longer period of time (9 years), and imposes a relatively higher Asset-Based Insurance Charge during the Withdrawal Charge period;

     -- C Class, which does not impose any Withdrawal Charge on withdrawals, but imposes a relatively higher Asset-Based Insurance Charge;

     -- L Class, which reduces the period of time (3 years) that a Withdrawal Charge (maximum 7%) applies on withdrawals, but imposes a relatively higher Asset-Based Insurance Charge; and

     -- P Class, which lengthens the period of time (9 years) that a Withdrawal Charge (maximum 8%) is imposed on withdrawals, and imposes a relatively lower Asset-Based Insurance Charge.

     For the B Plus Class, you should know that over time and under certain circumstances (such as withdrawal during the last few years that a Withdrawal Charge applies, or after an extended period of poor market performance), the costs associated with the B Plus Class may exceed the bonus amount and any related earnings. You should consider this possibility before purchasing a B Plus Class Contract.

     Your financial representative can help you decide which Class is best for you. The following chart shows in graphic form the relative levels of the Withdrawal Charge and Asset-Based Insurance Charge under each Class:

                                Relationship of Withdrawal Charges
                                 to Asset-Based Insurance Charges
                                    for Each Class of Contract

                                     [GRAPH]

     For actual expenses of each Class, see the Fee Table on page A-12.

PURCHASE PAYMENTS:

     Currently, the minimum initial and subsequent purchase payments are as follows (exceptions may apply):

CLASS                                         INITIAL                          SUBSEQUENT
-----                                         -------                          ----------
Standard, P................................   $ 5,000(nonqualified plans)         $500
                                              $ 2,000(qualified plans)
C,L........................................   $25,000                             $500
B Plus.....................................   $10,000                             $500


We may limit the purchase payments you can make. In addition, you may not make a purchase payment (1) within the seven years before the Contract's Maturity Date for the Standard Class, nine years for the P Class and the B Plus Class, and three years for the L Class, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 91. For joint Contract Owners, you may not make a purchase payment after the older Contract Owner reaches age 86. (See "Purchase Payments.")

OWNERSHIP:

     The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). The Owner of the Contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. The Contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a simplified employee pension plan ("SEP") under paragraph 408(k) of the Internal Revenue Code ("the Code") and a Simple Retirement Account ("SIMPLE IRA") under paragraph 408(p) of the Code. A contract generally may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract.

     FOR ANY TAX QUALIFIED ACCOUNT (E.G. INDIVIDUAL RETIREMENT ACCOUNTS), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

     For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.

INVESTMENT OPTIONS:

     You may allocate purchase payments to the subaccounts or to the Fixed Account. The Fixed Account is not available to Contracts purchased on or after May 1, 2003 for which the C Class has been selected. The Fixed Account is also not available to Contracts purchased in New York on or after May 1, 2003 if the optional Guaranteed Minimum Income Benefit or a Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee is selected. If you elect to purchase the GMIB Plus II or GMIB Plus I Guaranteed Minimum Income Benefit, the Lifetime Withdrawal Guarantee II or Lifetime Withdrawal Guarantee I, the Guaranteed Minimum Accumulation Benefit, or the Enhanced Death Benefit, you are limited to allocating your purchase payment and Contract Value as described in "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders." If you use Enhanced Dollar Cost Averaging ("EDCA"), you also may allocate your purchase payments and Contract Value to the EDCA Guaranteed Account (provided your EDCA destination portfolios are one of the permitted Subaccounts). You can allocate your Contract Value among the subaccounts and the Fixed Account as you choose any time (subject to limitation). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. If you wish to allocate a subsequent purchase payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. You must allocate a minimum of $500 dollars to each account you select. However, for individual retirement annuities, individual retirement accounts and Roth Individual Retirement Accounts, if purchase payments are less than $2,000, then you may allocate the payment to a maximum of four subaccounts.

     You can change your purchase payment allocation (unless you elect to purchase the optional Guaranteed Minimum Accumulation Benefit). We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers, but we do apply special limits to "market timing." (See "Transfer Privilege--Market Timing.") The minimum transfer amount is currently $500, unless we have agreed otherwise. Special limits may apply to transfers to and from the Fixed Account. (See "THE FIXED ACCOUNT.") The maximum transfer amount is $500,000 for each transaction.

CHARGES:

     We apply the following charges to your Contract:

     --   premium tax charge, in some states.


     -- asset-based insurance charge at an annual rate ranging from 1.15% to 1.95% of the Variable Account's daily net assets depending upon the Class and death benefit option you select (these amounts increase by 0.25% for subaccounts investing in the American Funds Insurance Series).


     -- annual contract administrative fee of $30 during the accumulation phase and pro rata at annuitization (if the Contract Value is less than $50,000).

     -- except for C Class, Withdrawal Charge that varies by Class (maximum of 9% of each purchase payment made) on certain full and partial withdrawals and certain annuitization transactions.


     -- for Contracts with a Guaranteed Minimum Income Benefit Rider, a fee of 1.00% for the GMIB Plus II, 0.80% for GMIB Plus I, or 0.50% for GMIB II or GMIB I, imposed on the Income Base annually in arrears on each Contract Anniversary prior to annuitization (up to a maximum fee of 1.50% of the Income Base upon Optional Reset for GMIB Plus I or GMIB Plus II).


     -- for Contracts with the Guaranteed Withdrawal Benefit Rider, a fee of 0.50% of the Guaranteed Withdrawal Amount (up to a maximum fee of 0.95% of the Guaranteed Withdrawal Amount upon Optional Reset).

     -- for Contracts with the Enhanced Guaranteed Withdrawal Benefit Rider, a fee of 0.55% of the Guaranteed Withdrawal Amount (up to a maximum fee of 1.00% upon Optional Reset).

     -- for Contracts with a Guaranteed Minimum Accumulation Benefit Rider, a fee of 0.75% of the Guaranteed Accumulation Amount.

     -- for Contracts with an Earnings Preservation Benefit Rider, a fee of 0.25% deducted daily from subaccount assets prior to annuitization.

     -- for Contracts with a Lifetime Withdrawal Guarantee Benefit I rider, a fee of 0.50% of the Total Guaranteed Withdrawal Amount (up to a maximum of 0.95% if an Automatic Annual Step-Up occurs) for the Single Life version, and a fee of 0.70% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.40% if an Automatic Annual Step-Up occurs) for the Joint Life version.


     -- for Contracts with a Lifetime Withdrawal Guarantee II Benefit rider, a fee of 1.25% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.60% if an Automatic Annual Step-Up occurs) for the Single Life version, and a fee of 1.50% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.80% if an Automatic Annual Step-Up occurs) for the Joint Life version.



     -- for Contracts with an Enhanced Death Benefit rider, a fee of 0.75% (issue age 0-69) or 0.95% (issue age 70-75 of the death benefit base (up to a maximum of 1.50% if an Optional Step-Up occurs).


     Certain waivers or reductions may apply. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.")

     We do not deduct a sales charge from purchase payments.

     For information concerning compensation paid for the sale of contracts, see "Distribution of the Contracts."

TEN DAY RIGHT TO REVIEW:

     After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments).

PAYMENT ON DEATH:

     If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit.

     You will receive the Standard Death Benefit unless you chose to receive one of three optional death benefits--the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit or the Enhanced Death Benefit. The first two optional death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering income taxes payable at death.

     The Standard Death Benefit equals the greater of the current Contract Value or total purchase payments less a pro rata reduction for partial withdrawals. The Annual Step-Up Death Benefit equals the greater of current Contract Value or the greatest Contract Value on any prior anniversary plus subsequent purchase payments, less a pro rata reduction for subsequent withdrawals. The Greater of Annual Step-Up or 5% Annual Increase Death Benefit equals the greatest of: current Contract Value; purchase payments (less prior withdrawals) accumulated at an annual rate of 5%; or the greatest Contract Value on any prior anniversary plus subsequent purchase payments, less a pro rata reduction for subsequent withdrawals. The Enhanced Death Benefit equals the greatest of: (1) current Contract Value, (2) total purchase payments (adjusted for withdrawals) accumulated at 5% per year, or (3) the highest Contract Value on any Contract Anniversary (adjusted for withdrawals).


     Death Proceeds are taxable and generally are included in the income of the recipient as follows:

     -- If received under an annuity payment option, they are taxed in the same manner as annuity payments.

     -- If distributed in a lump sum, they are taxed in the same manner as a full withdrawal.

WITHDRAWALS:

     Before annuitization you can send us a written request to withdraw all or part of your Contract Value. After a partial withdrawal, the remaining Contract Value must be at least $2,000. Currently, a partial withdrawal must be at least $500. A withdrawal may be subject to federal income tax and federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "FEDERAL INCOME TAX CONSIDERATIONS.") You may also elect to purchase for an additional charge, a Guaranteed Withdrawal Benefit Rider ("GWB") or a Lifetime Withdrawal Guarantee Rider, which guarantees the return of your purchase payments over time (subject to the requirements of the rider).

     A Withdrawal Charge will apply to certain full and partial withdrawals and certain annuitization transactions for Standard, B Plus, L and P Class Contracts. On full withdrawals the annual contract administrative fee will be deducted. No Withdrawal Charge applies to C Class Contracts. We reserve the right to deduct a premium tax charge on full and partial withdrawals in some states.

     On a Standard, B Plus, L, or P Class Contract in any Contract Year you can make a withdrawal of a portion of your purchase payments free from any Withdrawal Charge (the "free withdrawal amount"). In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly or quarterly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments or the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge.

REPLACEMENT OF CONTRACTS

     EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a Withdrawal Charge. The account value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging (EDCA) program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

     OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity and there will be a new surrender charge period for this contract. Other charges might be higher (or lower) and the benefits may be different. Also, because we will not issue the new annuity Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

                                    FEE TABLE


     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes of 0% to 3.5% may also be deducted. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Premium and Other Tax Charges" for more information.


CONTRACT OWNER TRANSACTION EXPENSES

          Sales Charge Imposed on Purchase Payments........   None
          Withdrawal Charge (as a percentage of each          9% declining
            purchase payment)..............................   annually -- see
                                                              Note (1)
          Transfer Fee(2)..................................   $25



NOTES:
(1) The Withdrawal Charge is a declining percentage of each purchase payment and varies by Contract Class, as follows:

NUMBER OF
COMPLETE YEARS FROM RECEIPT OF        STANDARD CLASS      B PLUS CLASS      L CLASS      P CLASS      C CLASS
PURCHASE PAYMENT                          CHARGE             CHARGE          CHARGE       CHARGE       CHARGE
------------------------------        --------------      ------------      -------      -------      -------
0..................................         7%                 9%              7%           8%          None
1..................................         6%                 8%              6%           8%
2..................................         6%                 8%              5%           8%
3..................................         5%                 7%              0%           7%
4..................................         4%                 6%              0%           6%
5..................................         3%                 5%              0%           5%
6..................................         2%                 4%              0%           4%
7..................................         0%                 2%              0%           3%
8..................................         0%                 2%              0%           2%
9 and thereafter...................         0%                 0%              0%           0%


(2) Currently, we do not charge this fee. We reserve the right to limit the number and dollar amount of transfers and impose a transfer fee of up to $25. We will not restrict transfers to less than 12 per Contract Year.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

VARIABLE ACCOUNT ANNUAL EXPENSES*
(as a percentage of average daily net assets in the subaccounts)

          Asset-Based Insurance Charge for all subaccounts except the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts(1)

DEATH BENEFIT:**                      STANDARD CLASS   B PLUS CLASS(2)   C CLASS   L CLASS   P CLASS
----------------                      --------------   ---------------   -------   -------   -------
Standard Death Benefit.............        1.25%            1.60%         1.60%     1.50%     1.15%
Annual Step-Up Death Benefit.......        1.45%            1.80%         1.80%     1.70%     1.35%
Greater of Annual Step-Up or 5%
  Annual Increase Death Benefit....        1.60%            1.95%         1.95%     1.85%     1.50%

          Asset-Based Insurance Charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts(1)

DEATH BENEFIT:**                      STANDARD CLASS   B PLUS CLASS(2)   C CLASS   L CLASS   P CLASS
----------------                      --------------   ---------------   -------   -------   -------
Standard Death Benefit.............        1.50%            1.85%         1.85%     1.75%     1.40%
Annual Step-Up Death Benefit.......        1.70%            2.05%         2.05%     1.95%     1.60%
Greater of Annual Step-Up or 5%
  Annual Increase Death Benefit....        1.85%            2.20%         2.20%     2.10%     1.75%

Earnings Preservation Benefit Rider(3)....................................................    0.25%




OTHER CONTRACT FEES
          Annual Contract Administrative Fee(4)....                               $30



OPTIONAL BENEFIT RIDERS+
          Enhanced Death Benefit Rider (issue age
            0-69)(5)...............................  Maximum Guaranteed Charge:  1.50%
                                                                Current Charge:  0.75%

          Enhanced Death Benefit Rider (issue age
            70-75)(5)..............................  Maximum Guaranteed Charge:  1.50%
                                                                Current Charge:  0.95%

          Guaranteed Minimum Income Benefit (GMIB
            Plus II)(6)............................  Maximum Guaranteed Charge:  1.50%
                                                                Current Charge:  1.00%

          Guaranteed Minimum Income Benefit (GMIB
            Plus I)(6).............................  Maximum Guaranteed Charge:  1.50%
                                                                Current Charge:  0.80%

          Guaranteed Minimum Income Benefit (GMIB
            II or GMIB I)(6).......................             Current Charge:  0.50%

          Guaranteed Withdrawal Benefit(7).........  Maximum Guaranteed Charge:  0.95%
                                                                Current Charge:  0.50%

          Enhanced Guaranteed Withdrawal
            Benefit(7).............................  Maximum Guaranteed Charge:  1.00%
                                                                Current Charge:  0.55%

          Lifetime Withdrawal Guarantee II Benefit
            (Single Life Version)(8)...............  Maximum Guaranteed Charge:  1.60%
                                                                Current Charge:  1.25%

          Lifetime Withdrawal Guarantee II Benefit
            (Joint Life Version)(8)................  Maximum Guaranteed Charge:  1.80%
                                                                Current Charge:  1.50%

          Lifetime Withdrawal Guarantee I Benefit
            (Single Life version)(8)...............  Maximum Guaranteed Charge:  0.95%
                                                                Current Charge:  0.50%

          Lifetime Withdrawal Guarantee I Benefit
            (Joint Life version)(8)................  Maximum Guaranteed Charge:  1.40%
                                                                Current Charge:  0.70%

          Guaranteed Minimum Accumulation
            Benefit(9).............................             Current Charge:  0.75%



NOTES:
* We are waiving the Asset Based Insurance Charge in the amount of 0.08% for the Subaccount investing in the BlackRock Large Cap Core Portfolio.

** Please see "Optional Benefit Riders" below for an additional optional death benefit rider, the Enhanced Death Benefit, for which the charge is assessed on the death benefit base and deducted annually from your Contract Value.


+ You may only elect one living benefit rider at a time. Certain riders are no longer available for purchase. (See "Living Benefits.") The GMIB Plus II rider is the only living benefit rider that may be elected with the Enhanced Death Benefit rider.


(1) For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. After annuitization, the amount of the Asset-Based Insurance Charge for each Class will be the charge that would apply for the standard death benefit; except that for the B Plus Class and the P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization (1.50% for the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts). We reserve the right to impose an increased Asset-Based Insurance Charge on other subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

(2) The Asset-Based Insurance Charge will be reduced on the B Plus Class by 0.35% after the expiration of the 9-year Withdrawal Charge period.

(3) The charge for the Earnings Preservation Benefit Rider will not be assessed after annuitization.

(4) We will also deduct this fee on full withdrawal (regardless of contract size) and pro rata on annuitization. This fee will not be deducted during the accumulation period or on annuitization for Contracts with a Contract Value of $50,000 or more. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment.


(5) The death benefit base is initially set at an amount equal to your initial purchase payment. The death benefit base is adjusted for subsequent purchase payments and withdrawals. See "THE CONTRACTS -- Enhanced Death Benefit" for a definition of the term death benefit base. Different charges for the Enhanced Death Benefit were in effect prior to May 4, 2009.



(6) For Contracts issued in New York State only, the GMIB Plus II rider charge is 0.95%. The GMIB Plus II, GMIB Plus I, GMIB II and GMIB I rider charge is imposed on the Income Base annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Income Base is based on the greater of premiums accumulated with interest and the greatest anniversary value for the Contract, subject to certain limitations. The charge for the Guaranteed Minimum Income Benefit will not be assessed after annuitization. If you elect an Optional Reset of the Guaranteed Minimum Income Benefit, as permitted under GMIB Plus II or GMIB Plus I, we may increase the Guaranteed Minimum Income Benefit charge to the then current charge applicable to the same rider, but no more than the maximum of 1.50% of the Income Base. Different charges for GMIB II and GMIB I were in effect prior to May 1, 2005. Different charges for GMIB Plus I were in effect prior to February 26, 2007. Different charges for GMIB Plus II were in effect prior to February 24, 2009. See "GUARANTEED INCOME BENEFITS" for more information.



(7) The Guaranteed Withdrawal Benefit rider charge is imposed on the Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Guaranteed Withdrawal Amount initially equals your purchase payments (and any applicable GWB Bonus Amount). If you elect an Optional Reset as permitted under this benefit, we may increase the Guaranteed Withdrawal Benefit charge to the then current charge applicable to the same rider, but no more than the maximum percentage of the Guaranteed Withdrawal Amount stated above. Different charges for Enhanced Guaranteed Withdrawal Benefit were in effect prior to July 16, 2007. See "GUARANTEED WITHDRAWAL BENEFITS" for more information.



(8) The Lifetime Withdrawal Guarantee rider charge is imposed on the Total Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Total Guaranteed Withdrawal Amount initially equals your initial Purchase Payments. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the Lifetime Guaranteed Withdrawal rider charge to the then current charge applicable to the same rider, but no more than the maximum percentage of the Total Guaranteed Withdrawal Amount stated above. Different charges for LWG II were in effect prior to February 24, 2009. See "GUARANTEED WITHDRAWAL BENEFITS" for more information.


(9) The Guaranteed Minimum Accumulation Benefit Rider Charge is imposed on the Guaranteed Accumulation Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from the Asset Allocation subaccount and the EDCA Guaranteed Account. The Guaranteed Accumulation Amount equals a percentage of the purchase payments you made during the first 120 days that you held the Contract, less reductions for any withdrawals (and related Withdrawal Charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. See "GUARANTEED MINIMUM ACCUMULATION BENEFIT" for more information.

     The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

RANGE OF ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                  MINIMUM   MAXIMUM
                                                                  -------   -------
Total Annual Eligible Fund Operating Expenses*


(expenses that are deducted from Eligible Fund assets,
including management fees, distribution (12b-1) fees, and other
expenses)......................................................     0.53%     1.60%



NOTE:

 * The minimum operating expenses do not take into consideration any portfolio of the American Funds Insurance Series, for which an additional Asset-Based Insurance charge applies. The range of Total Annual Eligible Fund Operating Expenses does not take into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses, as described in more detail below.



     The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2008, before and after any applicable contractual expense subsidy or expense deferral arrangement:



ANNUAL ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS) (1)



                                                                  ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                                 FUND FEES    ANNUAL    WAIVER AND/OR      ANNUAL
                                    MANAGEMENT  12B-1    OTHER      AND     OPERATING      EXPENSE       OPERATING
                                        FEE      FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES(2)
                                    ----------  -----  --------  ---------  ---------  ---------------  -----------
AMERICAN FUNDS INSURANCE
  SERIES(R)(3)
American Funds Bond Fund..........     0.39%     0.25%   0.01%        --       0.65%           --           0.65%

                                                                  ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                                 FUND FEES    ANNUAL    WAIVER AND/OR      ANNUAL
                                    MANAGEMENT  12B-1    OTHER      AND     OPERATING      EXPENSE       OPERATING
                                        FEE      FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES(2)
                                    ----------  -----  --------  ---------  ---------  ---------------  -----------
American Funds Global Small
  Capitalization Fund.............     0.71%     0.25%   0.03%        --       0.99%           --           0.99%
American Funds Growth Fund........     0.32%     0.25%   0.01%        --       0.58%           --           0.58%
American Funds Growth-Income
  Fund............................     0.27%     0.25%   0.01%        --       0.53%           --           0.53%
MET INVESTORS SERIES TRUST(3)
BlackRock Large Cap Core
  Portfolio.......................     0.58%     0.25%   0.04%        --       0.87%           --           0.87%
Clarion Global Real Estate
  Portfolio.......................     0.63%     0.25%   0.05%        --       0.93%           --           0.93%
Harris Oakmark International
  Portfolio Class B...............     0.78%     0.25%   0.07%        --       1.10%           --           1.10%
Harris Oakmark International
  Portfolio Class E...............     0.78%     0.15%   0.07%        --       1.00%           --           1.00%
Janus Forty Portfolio.............     0.64%     0.25%   0.04%        --       0.93%           --           0.93%
Lazard Mid Cap Portfolio(4).......     0.69%     0.25%   0.05%        --       0.99%           --           0.99%
Legg Mason Partners Aggressive
  Growth Portfolio................     0.63%     0.25%   0.02%        --       0.90%           --           0.90%
Legg Mason Value Equity Portfolio
  Class B.........................     0.63%     0.25%   0.04%        --       0.92%           --           0.92%
Legg Mason Value Equity Portfolio
  Class E.........................     0.63%     0.15%   0.04%        --       0.82%           --           0.82%
Lord Abbett Bond Debenture
  Portfolio.......................     0.50%     0.25%   0.03%        --       0.78%           --           0.78%
Met/AIM Small Cap Growth
  Portfolio.......................     0.86%     0.25%   0.03%        --       1.14%           --           1.14%
Met/Franklin Income Portfolio(5)..     0.80%     0.25%   0.23%        --       1.28%         0.02%          1.26%
Met/Franklin Mutual Shares
  Portfolio(6)....................     0.80%     0.25%   0.55%        --       1.60%         0.45%          1.15%
Met/Templeton Growth
  Portfolio(7)....................     0.70%     0.25%   0.59%        --       1.54%         0.47%          1.07%
MFS(R) Research International
  Portfolio.......................     0.70%     0.25%   0.06%        --       1.01%           --           1.01%
Oppenheimer Capital Appreciation
  Portfolio.......................     0.59%     0.25%   0.04%        --       0.88%           --           0.88%
PIMCO Inflation Protected Bond
  Portfolio.......................     0.49%     0.25%   0.04%        --       0.78%           --           0.78%
PIMCO Total Return Portfolio......     0.48%     0.25%   0.05%        --       0.78%           --           0.78%
RCM Technology Portfolio..........     0.88%     0.25%   0.09%        --       1.22%           --           1.22%
T. Rowe Price Mid Cap Growth
  Portfolio.......................     0.75%     0.25%   0.03%        --       1.03%           --           1.03%
MET INVESTORS SERIES
  TRUST -- ASSET ALLOCATION
  PORTFOLIOS(3)
American Funds Balanced Allocation
  Portfolio(8)....................     0.10%     0.55%   0.05%      0.40%      1.10%         0.05%          1.05%
American Funds Moderate Allocation
  Portfolio(8)....................     0.10%     0.55%   0.05%      0.42%      1.12%         0.05%          1.07%
American Funds Growth Allocation
  Portfolio(8)....................     0.10%     0.55%   0.05%      0.38%      1.08%         0.05%          1.03%
Met/Franklin Templeton Founding
  Strategy Portfolio(9)...........     0.05%     0.25%   0.08%      0.89%      1.27%         0.08%          1.19%
MET INVESTORS SERIES TRUST -- ETF
  PORTFOLIOS(3)
SSgA Growth and Income ETF
  Portfolio(10)...................     0.33%     0.25%   0.08%      0.20%      0.86%         0.03%          0.83%
SSgA Growth ETF Portfolio(11).....     0.33%     0.25%   0.08%      0.21%      0.87%         0.03%          0.84%
METROPOLITAN FUND(3)
Artio International Stock
  Portfolio Class B(12)...........     0.82%     0.25%   0.13%        --       1.20%         0.03%          1.17%

                                                                  ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                                 FUND FEES    ANNUAL    WAIVER AND/OR      ANNUAL
                                    MANAGEMENT  12B-1    OTHER      AND     OPERATING      EXPENSE       OPERATING
                                        FEE      FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES(2)
                                    ----------  -----  --------  ---------  ---------  ---------------  -----------
Artio International Stock
  Portfolio Class E(12)...........     0.82%     0.15%   0.13%        --       1.10%         0.03%          1.07%
Barclays Capital Aggregate Bond
  Index Portfolio(13).............     0.25%     0.25%   0.04%        --       0.54%         0.01%          0.53%
BlackRock Aggressive Growth
  Portfolio.......................     0.72%     0.25%   0.05%        --       1.02%           --           1.02%
BlackRock Bond Income
  Portfolio(14)...................     0.38%     0.25%   0.05%        --       0.68%         0.01%          0.67%
BlackRock Diversified Portfolio...     0.45%     0.25%   0.04%        --       0.74%           --           0.74%
BlackRock Large Cap Value
  Portfolio Class B...............     0.67%     0.25%   0.05%        --       0.97%           --           0.97%
BlackRock Large Cap Value
  Portfolio Class E...............     0.67%     0.15%   0.05%        --       0.87%           --           0.87%
BlackRock Legacy Large Cap Growth
  Portfolio Class B(15)...........     0.73%     0.25%   0.05%        --       1.03%         0.01%          1.02%
BlackRock Legacy Large Cap Growth
  Portfolio Class E(15)...........     0.73%     0.15%   0.05%        --       0.93%         0.01%          0.92%
BlackRock Money Market
  Portfolio(16)...................     0.32%     0.25%   0.02%        --       0.59%         0.01%          0.58%
BlackRock Strategic Value
  Portfolio Class B...............     0.84%     0.25%   0.05%        --       1.14%           --           1.14%
BlackRock Strategic Value
  Portfolio Class E...............     0.84%     0.15%   0.05%        --       1.04%           --           1.04%
Davis Venture Value Portfolio
  Class B(17).....................     0.70%     0.25%   0.03%        --       0.98%         0.04%          0.94%
Davis Venture Value Portfolio
  Class E(17).....................     0.70%     0.15%   0.03%        --       0.88%         0.04%          0.84%
FI Mid Cap Opportunities
  Portfolio.......................     0.68%     0.25%   0.07%        --       1.00%           --           1.00%
FI Value Leaders Portfolio Class
  B...............................     0.65%     0.25%   0.06%        --       0.96%           --           0.96%
FI Value Leaders Portfolio Class
  E...............................     0.65%     0.15%   0.06%        --       0.86%           --           0.86%
Jennison Growth Portfolio Class
  B...............................     0.63%     0.25%   0.04%        --       0.92%           --           0.92%
Jennison Growth Portfolio Class
  E...............................     0.63%     0.15%   0.04%        --       0.82%           --           0.82%
Loomis Sayles Small Cap Core
  Portfolio Class B(18)...........     0.90%     0.25%   0.06%        --       1.21%         0.05%          1.16%
Loomis Sayles Small Cap Core
  Portfolio Class E(18)...........     0.90%     0.15%   0.06%        --       1.11%         0.05%          1.06%
Loomis Sayles Small Cap Growth
  Portfolio(19)...................     0.90%     0.25%   0.13%        --       1.28%         0.06%          1.22%
Met/Artisan Mid Cap Value
  Portfolio Class B...............     0.81%     0.25%   0.04%        --       1.10%           --           1.10%
Met/Artisan Mid Cap Value
  Portfolio Class E...............     0.81%     0.15%   0.04%        --       1.00%           --           1.00%
MetLife Mid Cap Stock Index
  Portfolio(13)...................     0.25%     0.25%   0.08%        --       0.58%         0.01%          0.57%
MetLife Stock Index
  Portfolio(13)...................     0.25%     0.25%   0.04%        --       0.54%         0.01%          0.53%
MFS(R) Total Return Portfolio.....     0.53%     0.25%   0.05%        --       0.83%           --           0.83%
MFS(R) Value Portfolio Class
  B(20)...........................     0.72%     0.25%   0.08%        --       1.05%         0.07%          0.98%
MFS(R) Value Portfolio Class
  E(20)...........................     0.72%     0.15%   0.08%        --       0.95%         0.07%          0.88%
Morgan Stanley EAFE(R) Index
  Portfolio(21)...................     0.30%     0.25%   0.12%      0.01%      0.68%         0.01%          0.67%

                                                                  ACQUIRED    TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                                 FUND FEES    ANNUAL    WAIVER AND/OR      ANNUAL
                                    MANAGEMENT  12B-1    OTHER      AND     OPERATING      EXPENSE       OPERATING
                                        FEE      FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT   EXPENSES(2)
                                    ----------  -----  --------  ---------  ---------  ---------------  -----------
Neuberger Berman Mid Cap Value
  Portfolio.......................     0.65%     0.25%   0.04%        --       0.94%           --           0.94%
Oppenheimer Global Equity
  Portfolio.......................     0.52%     0.25%   0.09%        --       0.86%           --           0.86%
Russell 2000(R) Index
  Portfolio(13)...................     0.25%     0.25%   0.07%      0.01%      0.58%         0.01%          0.57%
T. Rowe Price Large Cap Growth
  Portfolio.......................     0.60%     0.25%   0.07%        --       0.92%           --           0.92%
T. Rowe Price Small Cap Growth
  Portfolio.......................     0.51%     0.25%   0.08%        --       0.84%           --           0.84%
Western Asset Management Strategic
  Bond Opportunities Portfolio
  Class B.........................     0.60%     0.25%   0.05%        --       0.90%           --           0.90%
Western Asset Management Strategic
  Bond Opportunities Portfolio
  Class E.........................     0.60%     0.15%   0.05%        --       0.80%           --           0.80%
Western Asset Management U.S.
  Government Portfolio Class B....     0.48%     0.25%   0.04%        --       0.77%           --           0.77%
Western Asset Management U.S.
  Government Portfolio Class E....     0.48%     0.15%   0.04%        --       0.67%           --           0.67%
METROPOLITAN FUND -- ASSET
  ALLOCATION PORTFOLIOS(3)
MetLife Conservative Allocation
  Portfolio(22)...................     0.10%     0.25%   0.02%      0.56%      0.93%         0.02%          0.91%
MetLife Conservative to Moderate
  Allocation Portfolio(22)........     0.09%     0.25%   0.01%      0.61%      0.96%           --           0.96%
MetLife Moderate Allocation
  Portfolio(22)...................     0.07%     0.25%     --       0.65%      0.97%           --           0.97%
MetLife Moderate to Aggressive
  Allocation Portfolio(22)........     0.07%     0.25%     --       0.68%      1.00%           --           1.00%
MetLife Aggressive Allocation
  Portfolio(22)...................     0.10%     0.25%   0.03%      0.72%      1.10%         0.03%          1.07%




NOTES:



(1) The Eligible Fund expenses used to prepare this table were provided to us by the Eligible Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown. Certain Eligible Funds may impose a redemption fee in the future.



(2) Net Total Contractual Annual Expenses do not reflect any expense reductions resulting from directed brokerage arrangements or voluntary waivers.



(3) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers") is the investment manager for the Portfolios of the Metropolitan Fund and the Met Investors Series Trust. Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.



(4) Other Expenses include 0.02% of deferred expense reimbursement from a prior period.



(5) The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.90%, excluding 12b-1 fees. Due to a voluntary management fee waiver not reflected in the table, the Portfolio's actual net operating expenses for the year ended December 31, 2008 were 1.14% for the Class B shares.



(6) The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.90%, excluding 12b-1 fees.



(7) The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.80%, excluding 12b-1 fees. Due to a voluntary management fee waiver not reflected in the table, the Portfolio's actual net operating expenses for the year ended December 31, 2008 were 1.05% for the Class B shares.



(8) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.10%.



(9) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.



(10) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to waive a portion of the management fee equal to 0.03% of the first $500 million of average daily net assets. The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year. Other Expenses include 0.03% of deferred expense reimbursement from a prior period.



(11) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. The Investment Manager has contractually agreed, for the period May 1, 2009 to April 30, 2010, to waive a portion of the management fee equal to 0.03% of the first $500 million of average daily net assets. The Management Fee has been restated to reflect an amended management fee agreement as if the fees had been in effect during the previous fiscal year. Other Expenses include 0.02% of deferred expense reimbursement from a prior period.



(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.



(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.243%.



(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the Portfolio's average daily net assets in excess of $1 billion but less than $2 billion.



(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.73% for the first $300 million of the Portfolio's average daily net assets and 0.705% for the next $700 million.



(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million. Other Expenses include Treasury Guarantee Program expenses of 0.012% incurred for the period September 19, 2008 through December 31, 2008.



(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion, and 0.625% for amounts over $4.5 billion.



(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.



(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.



(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million, and 0.50% for amounts over $1.5 billion.



(21) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2009 through April 30, 2010, to reduce the management fee for each Class of the Portfolio to 0.293%.



(22) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers has contractually agreed, for the period May 1, 2009 through April 30, 2010, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses of the Portfolio to 0.35% of the average daily net assets of the Class B shares.


EXAMPLES

     These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and Eligible Fund fees and expenses. (1)

     The examples assume that the Contract has (i) the Enhanced Death Benefit,
(ii) the Guaranteed Minimum Income Benefit Rider (GMIB Plus II) and assuming the maximum charge permitted on an Optional Reset of 1.50% applies in all Contract years and (iii) the Earnings Preservation Benefit.

     EXAMPLE 1. This Example assumes that you invest $10,000 in a Standard Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:


                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
(a)..............................................   $1,356    $2,540    $3,746    $7,045
(b)..............................................   $1,250    $2,233    $3,258    $6,200



     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted) (2):


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
(a)...............................................    $656     $2,000    $3,386    $7,045
(b)...............................................    $550     $1,693    $2,898    $6,200



     EXAMPLE 2. This Example assumes that you invest $10,000 in a B Plus Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:


                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
(a)..............................................   $1,605    $2,860    $4,150    $7,444
(b)..............................................   $1,495    $2,545    $3,651    $6,595



     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted) (2):


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
(a)...............................................    $705     $2,140    $3,610    $7,444
(b)...............................................    $595     $1,825    $3,111    $6,595



     EXAMPLE 3. This Example assumes that you invest $10,000 in a C Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract, do not surrender your Contract, annuitize or do not annuitize at the end of the applicable time period (no Withdrawal Charges apply to the C Class):


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
(a)...............................................    $690     $2,096    $3,536    $7,291
(b)...............................................    $584     $1,793    $3,057    $6,481



     EXAMPLE 4. This Example assumes that you invest $10,000 in an L Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:


                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
(a)..............................................   $1,381    $2,518    $3,493    $7,221
(b)..............................................   $1,274    $2,214    $3,012    $6,401



     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted) (2):


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
(a)...............................................    $681     $2,068    $3,493    $7,221
(b)...............................................    $574     $1,764    $3,012    $6,401

     EXAMPLE 5. This Example assumes that you invest $10,000 in an P Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:


                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
(a)..............................................   $1,446    $2,691    $3,879    $6,964
(b)..............................................   $1,339    $2,383    $3,389    $6,110



     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted) (2):


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
(a)...............................................    $646     $1,971    $3,339    $6,964
(b)...............................................    $539     $1,663    $2,849    $6,110



     PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.
NOTES:

(1) The examples do not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The examples use an average Contract Administrative Fee of .054% for the Standard Class; .046% for the B Plus Class; .040% for the C Class; .043% for the L Class; and .052% for the P Class. (See note (4), on p. A-14.)

(2) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (see "Withdrawal Charge" and "Annuity Options" for more information.)

--------------------------------------------------------------------------------

Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (see "ACCUMULATION UNIT VALUES (Condensed Financial Information)").

                             HOW THE CONTRACT WORKS

                                    PURCHASE

- You must select one of five Classes of the Contract, each of which has different Withdrawal Charges and Asset-Based Insurance Charges:

  - Standard Class
  - B Plus Class
  - C Class
  - L Class
  - P Class

- You can make a one-time investment or establish an ongoing investment program, subject to the Company's minimum and maximum purchase payment guidelines, which vary by Class.



                               ADDITIONAL PAYMENTS


- Generally may be made at any time, (subject to Company limits), but no purchase payments allowed: (1) during the seven years immediately preceding the Maturity Date for the Standard Class; nine years for the B Plus Class; three years for the L Class; and nine years for the P Class; or (2) after a Contract Owner (or the Annuitant, if not owned in an individual capacity) reaches age 91. Joint Contract Owners may not make a purchase payment after the older Contract Owner reaches age 86.

- Minimum $500 with certain exceptions (see page A-33).



                                   WITHDRAWALS


- You may make withdrawals from your Contract, subject to imposition of a Withdrawal Charge. (This includes withdrawals resulting from a request to divide the Contract Value due to divorce.)

- No Withdrawal Charge applies to Class C. For the other Classes, you may withdraw the free withdrawal amount each Contract Year without incurring the Withdrawal Charge.


- In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments.

- After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year.

- Withdrawals may be taxable to the extent of gain.

- Prior to age 59 1/2 a 10% penalty tax may apply. A 25% penalty tax may apply upon surrender from a SIMPLE IRA within the first 2 years.

- Premium tax charge may apply.

- You may also elect a Guaranteed Withdrawal Benefit Rider or a Lifetime Withdrawal Guarantee Benefit Rider, each of which provides a return of your purchase payments over time (subject to the requirements of the rider).



                                 DEATH PROCEEDS


- You will receive the Standard Death Benefit unless you chose to receive one of three optional death benefits -- the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit or the Enhanced Death Benefit.


- Certain optional death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. The additional charge for the Enhanced Death Benefit, 0.75% - 0.95% of the Death benefit base, is deducted annually from Contract Value.


- You may also elect to purchase, for an additional annual charge of 0.25%, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering taxes payable at death.

- Your Death Proceeds are guaranteed not to be less than your total purchase payments adjusted for any prior withdrawals (and, where applicable, net of premium tax charges).

- Death proceeds may be taxable.

- Premium tax charge may apply.



                                 CONTRACT VALUE


- You allocate payments to your choice, within limits, of Eligible Funds and/or the Fixed Account.
- The Contract Value reflects purchase payments, investment experience, interest credited on Fixed Account allocations, partial withdrawals and Contract charges.
- The Contract Value invested in the Eligible Funds is not guaranteed.
- Earnings in the Contract are free of any current income taxes.
- You may change the allocation of future payments, within limits, at any time.
- Prior to annuitization, you may transfer Contract Value among accounts, currently free of charge. (Special limits apply to situations that involve "market timing" and may apply to the Fixed Account.)


                               RETIREMENT BENEFITS

- Lifetime income options.
- Fixed and/or variable payout options.
- Retirement benefits may be taxable.
- A Guaranteed Minimum Income Benefit, which provides a "floor" on annuity payments.
- Premium tax charge may apply.


                               ADDITIONAL BENEFITS

- You pay no taxes on your investment as long as it remains in the Contract.

- You may withdraw your Contract Value at any time, less any applicable Withdrawal Charge, subject to any applicable tax law restrictions.

- We may waive the Withdrawal Charge on evidence of terminal illness, confinement to a nursing home, or permanent and total disability, if this benefit is available in your state.


                      DAILY DEDUCTION FROM VARIABLE ACCOUNT

- We deduct an Asset-Based Insurance Charge from the Contract Value daily. The amount of the charge depends upon the Class of Contract you select, the features you choose for your Contract, and the subaccounts you select. Asset-Based Insurance Charges (as an annual percentage of the daily net assets of each subaccount) for each Class and for each death benefit option prior to annuitization are:
  Standard Class -- MINIMUM-1.25%; MAXIMUM-1.60%
  B Plus Class -- MINIMUM-1.60%; MAXIMUM-1.95%
  C Class -- MINIMUM-1.60%; MAXIMUM-1.95%
  L Class -- MINIMUM-1.50%; MAXIMUM-1.85%
  P Class -- MINIMUM-1.15%; MAXIMUM-1.50%
  (These amounts increase by .25% for subaccounts investing in the American Funds Insurance Series)

- We reserve the right to impose an increased Asset-Based Insurance Charge on subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

- After annuitization, the amount of the Asset-Based Insurance Charge for each Class will be the charge that would apply for the standard death benefit, except that for the B Plus and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. These amounts increase by .25% for Subaccounts investing in the American Funds Insurance Series.

- Investment advisory fees and operating expenses are deducted from the Eligible Fund assets daily.


                       ANNUAL CONTRACT ADMINISTRATIVE FEE

- We deduct a $30 Contract Administrative Fee from the Contract Value in the Variable Account on each anniversary while the Contract is in-force and on full withdrawal. We deduct a pro rata portion on annuitization. We do not deduct this fee during the accumulation period or on annuitization if the Contract Value is $50,000 or more. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment.


                                WITHDRAWAL CHARGE

- No Withdrawal Charge applies to Class C.

- For the other Classes, we deduct a Withdrawal Charge (maximum of 9% of each purchase payment made) on certain full and partial withdrawals and certain annuitization transactions. (This includes withdrawals resulting from a request to divide the Contract Value due to divorce.)

- You may withdraw the free withdrawal amount each Contract Year without incurring the Withdrawal Charge.

- The applicable Withdrawal Charge varies by Class (see page A-52).


                      OPTIONAL LIVING BENEFIT RIDER CHARGES

- Guaranteed Minimum Accumulation Benefit: 0.75% of the Guaranteed Accumulation Amount.


- Guaranteed Minimum Income Benefit Riders range: 0.50% - 1.00% of the Income Base (up to 1.50% upon Optional Reset or Automatic Annual Step-Up)


- Guaranteed Withdrawal Benefit Riders range: 0.50% - 0.55% of the Guaranteed Withdrawal Amount up to a maximum of 1.00% upon Optional Reset

- Lifetime Withdrawal Guarantee Benefit Riders range: 0.50% - 1.50% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.80% upon Optional Reset or Automatic Annual Step-Up)



                               PREMIUM TAX CHARGE

- Where applicable, we deduct a premium tax charge from the Contract Value when annuity benefits commence.

                                   THE COMPANY

     We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, the District of Columbia and Puerto Rico. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. The Company is located at 501 Boylston Street, Boston, Massachusetts 02116.

     We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                              THE VARIABLE ACCOUNT

     We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

     The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

     We allocate your purchase payments to the subaccounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccount invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

     The amount of the guaranteed death benefit that exceeds the Contract Value is paid from our general account. In addition, portions of the Contract's guaranteed living benefits payable may exceed the amount of the Contract Value and be paid from our general account. Benefit amounts paid from the general account are subject to the claims-paying ability of the Company.

                       INVESTMENTS OF THE VARIABLE ACCOUNT

     We will allocate your purchase payments to the subaccounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among the subaccounts (including the Fixed Account, with certain exceptions) as you choose at any one time (subject to limitation). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. If you wish to allocate a subsequent purchase payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. You must allocate a minimum of $500 to each account you select unless the Company consents to lower amounts. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

     Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.

     You'll find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

     AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO



     The American Funds Balanced Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.



     AMERICAN FUNDS BOND FUND



     The American Funds Bond Fund's investment objective is to seek to maximize current income and preserve capital by investing primarily in fixed-income securities.



     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND



     The American Funds Global Small Capitalization Fund's investment objective is to seek capital appreciation through stocks.



     AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO



     The American Funds Growth Allocation Portfolio's investment objective is to seek growth of capital.



     AMERICAN FUNDS GROWTH FUND



     The American Funds Growth Fund's investment objective is to seek capital appreciation through stocks.



     AMERICAN FUNDS GROWTH-INCOME FUND



     The American Funds Growth-Income Fund's investment objective is to seek both capital appreciation and income.



     AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO



     The American Funds Moderate Allocation Portfolio's investment objective is to seek a high total return in the form of income and growth of capital, with a greater emphasis on income.



     ARTIO INTERNATIONAL STOCK PORTFOLIO



     The Artio International Stock Portfolio's investment objective is to seek long-term growth of capital.



     BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO



     The Barclays Capital Aggregate Bond Index Portfolio's investment objective is to seek to equal the performance of the Barclays Capital U.S. Aggregate Bond Index.



     BLACKROCK AGGRESSIVE GROWTH PORTFOLIO



     The BlackRock Aggressive Growth Portfolio's investment objective is to seek maximum capital appreciation.



     BLACKROCK BOND INCOME PORTFOLIO



     The BlackRock Bond Income Portfolio's investment objective is to seek a competitive total return primarily from investing in fixed-income securities.



     BLACKROCK DIVERSIFIED PORTFOLIO



     The BlackRock Diversified Portfolio's investment objective is to seek high total return while attempting to limit investment risk and preserve capital.



     BLACKROCK LARGE CAP CORE PORTFOLIO



     The BlackRock Large Cap Core Portfolio's investment objective is to seek long-term capital growth.



     BLACKROCK LARGE CAP VALUE PORTFOLIO



     The BlackRock Large Cap Value Portfolio's investment objective is to seek long-term growth of capital.

     BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO



     The BlackRock Legacy Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital.



     BLACKROCK MONEY MARKET PORTFOLIO



     The BlackRock Money Market Portfolio's investment objective is to seek a high level of current income consistent with preservation of capital.



     BLACKROCK STRATEGIC VALUE PORTFOLIO



     The BlackRock Strategic Value Portfolio's investment objective is to seek high total return, consisting principally of capital appreciation.



     CLARION GLOBAL REAL ESTATE PORTFOLIO



     The Clarion Global Real Estate Portfolio's investment objective is to seek total return through investment in real estate securities, emphasizing both capital appreciation and current income.



     DAVIS VENTURE VALUE PORTFOLIO



     The Davis Venture Value Portfolio's investment objective is to seek growth of capital.



     FI MID CAP OPPORTUNITIES PORTFOLIO



     The FI Mid Cap Opportunities Portfolio's investment objective is to seek long-term growth of capital.



     FI VALUE LEADERS PORTFOLIO



     The FI Value Leaders Portfolio's investment objective is to seek long-term growth of capital.



     HARRIS OAKMARK INTERNATIONAL PORTFOLIO



     The Harris Oakmark International Portfolio's investment objective is to seek long-term capital appreciation.



     JANUS FORTY PORTFOLIO



     The Janus Forty Portfolio's investment objective is to seek capital appreciation.



     JENNISON GROWTH PORTFOLIO



     The Jennison Growth Portfolio's investment objective is to seek long-term growth of capital.



     LAZARD MID CAP PORTFOLIO



     The Lazard Mid Cap Portfolio's investment objective is to seek long-term growth of capital.



     LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO



     The Legg Mason Partners Aggressive Growth Portfolio's investment objective is to seek capital appreciation.



     LEGG MASON VALUE EQUITY PORTFOLIO



     The Legg Mason Value Equity Portfolio's investment objective is to seek long-term growth of capital.



     LOOMIS SAYLES SMALL CAP CORE PORTFOLIO



     The Loomis Sayles Small Cap Core Portfolio's investment objective is to seek long-term capital growth from investments in common stocks or other equity securities.



     LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO



     The Loomis Sayles Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

     LORD ABBETT BOND DEBENTURE PORTFOLIO



     The Lord Abbett Bond Debenture Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.



     MET/AIM SMALL CAP GROWTH PORTFOLIO



     The Met/AIM Small Cap Growth Portfolio's investment objective is to seek long-term growth of capital.



     MET/ARTISAN MID CAP VALUE PORTFOLIO



     The Met/Artisan Mid Cap Value Portfolio's investment objective is to seek long-term capital growth.



     MET/FRANKLIN INCOME PORTFOLIO



     The Met/Franklin Income Portfolio's investment objective is to seek to maximize income while maintaining prospects for capital appreciation.



     MET/FRANKLIN MUTUAL SHARES PORTFOLIO



     The Met/Franklin Mutual Shares Portfolio's investment objective is to seek capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.



     MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO



     The Met/Franklin Templeton Founding Strategy Portfolio's investment objective is to seek capital appreciation and secondarily investment objective is to seek income.



     MET/TEMPLETON GROWTH PORTFOLIO



     The Met/Templeton Growth Portfolio's investment objective is to seek long-term capital growth.



     METLIFE AGGRESSIVE ALLOCATION PORTFOLIO



     The MetLife Aggressive Allocation Portfolio's investment objective is to seek growth of capital.



     METLIFE CONSERVATIVE ALLOCATION PORTFOLIO



     The MetLife Conservative Allocation Portfolio's investment objective is to seek high level of current income, with growth of capital as a secondary objective.



     METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO



     The MetLife Conservative to Moderate Allocation Portfolio's investment objective is to seek high total return in the form of income and growth of capital, with a greater emphasis on income.



     METLIFE MID CAP STOCK INDEX PORTFOLIO



     The MetLife Mid Cap Stock Index Portfolio's investment objective is to seek to equal the performance of the Standard & Poor's Mid Cap 400(R) Composite Stock Price Index.



     METLIFE MODERATE ALLOCATION PORTFOLIO



     The MetLife Moderate Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.



     METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO



     The MetLife Moderate to Aggressive Allocation Portfolio's investment objective is to seek growth of capital.

     METLIFE STOCK INDEX PORTFOLIO



     The MetLife Stock Index Portfolio's investment objective is to seek to equal the performance of the Standard & Poor's 500(R) Composite Stock Price Index.



     MFS(R) RESEARCH INTERNATIONAL PORTFOLIO



     The MFS(R) Research International Portfolio's investment objective is to seek capital appreciation.



     MFS(R) TOTAL RETURN PORTFOLIO



     The MFS(R) Total Return Portfolio's investment objective is to seek a favorable total return through investment in a diversified portfolio.



     MFS(R) VALUE PORTFOLIO



     The MFS(R) Value Portfolio's investment objective is to seek capital appreciation.



     MORGAN STANLEY EAFE(R) INDEX PORTFOLIO



     The Morgan Stanley EAFE(R) Index Portfolio's investment objective is to seek to equal the performance of the MSCI EAFE(R) Index.



     NEUBERGER BERMAN MID CAP VALUE PORTFOLIO



     The Neuberger Berman Mid Cap Value Portfolio's investment objective is to seek capital growth.



     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO



     The Oppenheimer Capital Appreciation Portfolio's investment objective is to seek capital appreciation.



     OPPENHEIMER GLOBAL EQUITY PORTFOLIO



     The Oppenheimer Global Equity Portfolio's investment objective is to seek capital appreciation.



     PIMCO INFLATION PROTECTED BOND PORTFOLIO



     The PIMCO Inflation Protected Bond Portfolio's investment objective is to seek to provide maximum real return, consistent with preservation of capital and prudent investment management.



     PIMCO TOTAL RETURN PORTFOLIO



     The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.



     RCM TECHNOLOGY PORTFOLIO



     The RCM Technology Portfolio's investment objective is to seek capital appreciation; no consideration is given to income.



     RUSSELL 2000(R) INDEX PORTFOLIO



     The Russell 2000(R) Index Portfolio's investment objective is to seek to equal the return of the Russell 2000(R) Index.



     SSGA GROWTH AND INCOME ETF PORTFOLIO



     The SSgA Growth and Income ETF Portfolio's investment objective is to seek growth of capital and income.



     SSGA GROWTH ETF PORTFOLIO



     The SSgA Growth ETF Portfolio's investment objective is to seek growth of capital.

     T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO



     The T. Rowe Price Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital and, secondarily, dividend income.



     T. ROWE PRICE MID CAP GROWTH PORTFOLIO



     The T. Rowe Price Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.



     T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO



     The T. Rowe Price Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.



     WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO



     The Western Asset Management Strategic Bond Opportunities Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital.



     WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO



     The Western Asset Management U.S. Government Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital and maintenance of liquidity.

INVESTMENT ADVICE

     MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.




PORTFOLIO                              ADVISER (SUBADVISER)
---------                              --------------------
Artio International Stock
  Portfolio(1).......................  Artio Global Management, LLC(2)
Barclays Capital Aggregate Bond Index  MetLife Investment Advisors Company,
  Portfolio(3).......................  LLC
BlackRock Aggressive Growth
  Portfolio..........................  BlackRock Advisors, LLC
BlackRock Bond Income Portfolio......  BlackRock Advisors, LLC
BlackRock Diversified Portfolio......  BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio..  BlackRock Advisors, LLC
BlackRock Legacy Large Cap Growth
  Portfolio(4).......................  BlackRock Advisors, LLC
BlackRock Money Market Portfolio.....  BlackRock Advisors, LLC
BlackRock Strategic Value Portfolio..  BlackRock Advisors, LLC
Davis Venture Value Portfolio........  Davis Selected Advisers, L.P.(5)
FI Mid Cap Opportunities Portfolio...  Pyramis Global Advisors, LLC
FI Value Leaders Portfolio...........  Pyramis Global Advisors, LLC
Jennison Growth Portfolio............  Jennison Associates LLC
Loomis Sayles Small Cap Core
  Portfolio(6).......................  Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth
  Portfolio(7).......................  Loomis, Sayles & Company, L.P.(8)
Met/Artisan Mid Cap Value              Artisan Partners Limited
  Portfolio(9).......................  Partnership(10)
MetLife Aggressive Allocation
  Portfolio..........................  N/A(11)
MetLife Conservative Allocation
  Portfolio..........................  N/A(11)
MetLife Conservative to Moderate
  Allocation Portfolio...............  N/A(11)
MetLife Mid Cap Stock Index            MetLife Investment Advisors Company,
  Portfolio..........................  LLC
MetLife Moderate Allocation
  Portfolio..........................  N/A(11)
MetLife Moderate to Aggressive
  Allocation Portfolio...............  N/A(11)
MetLife Stock Index Portfolio........  MetLife Investment Advisors Company,
                                       LLC
MFS(R) Total Return Portfolio........  Massachusetts Financial Services
                                       Company
MFS(R) Value Portfolio...............  Massachusetts Financial Services
                                       Company
Morgan Stanley EAFE(R) Index           MetLife Investment Advisors Company,
  Portfolio..........................  LLC
Neuberger Berman Mid Cap Value
  Portfolio..........................  Neuberger Berman Management LLC
Oppenheimer Global Equity Portfolio..  OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio......  MetLife Investment Advisors Company,
                                       LLC
T. Rowe Price Large Cap Growth
  Portfolio..........................  T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth
  Portfolio..........................  T. Rowe Price Associates, Inc.
Western Asset Management Strategic
  Bond Opportunities Portfolio.......  Western Asset Management Company
Western Asset Management U.S.
  Government Portfolio...............  Western Asset Management Company




-------


(1) Effective May 1, 2009, Julius Baer International Stock Portfolio changed its name to Artio International Stock Portfolio.



(2) Effective May 1, 2009, Artio Global Management, LLC replaced Julius Baer Investment Management, LLC as subadviser.



(3) Effective May 1, 2009, Lehman Brothers(R) Aggregate Bond Index Portfolio changed its name to Barclays Capital Aggregate Bond Index Portfolio.



(4) Effective after 4:00 p.m. Eastern Time on May 1, 2009, FI Large Cap Portfolio merged with and into BlackRock Legacy Large Cap Growth Portfolio (the "Replacement Fund"). If you select the FI Large Cap Portfolio on your application and we receive your application after May 1, 2009, your purchase payments will automatically be allocated to the Replacement Fund. If you do not want your purchase payment to be allocated to the Replacement Fund, you should choose a fund other than the FI Large Cap Portfolio on your application.



(5) Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.



(6) Effective May 1, 2009, Loomis Sayles Small Cap Portfolio changed its name to Loomis Sayles Small Cap Core Portfolio.



(7) Effective May 1, 2009, Frankin Templeton Small Cap Growth Portfolio changed its name to Loomis Sayles Small Cap Growth Portfolio.

(8) Effective May 1, 2009, Loomis, Sayles & Company, L.P. replaced Franklin Advisers, Inc. as subadviser.



(9) Effective May 1, 2009, Harris Oakmark Focused Value Portfolio changed its name to Met/Artisan Mid Cap Value Portfolio.



(10) Effective May 1, 2009, Artisan Partners Limited Partnership replaced Harris Associates, L.P. as subadviser.



(11) Metropolitan Fund Allocation Portfolios: The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are "fund of funds" that invest in Class A shares of a diversified group of other underlying portfolios (Eligible Funds) of the Metropolitan Fund and Met Investors Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Allocation Portfolios. Each underlying fund has its own subadviser.


     For more information regarding the Investment Adviser and the Subadviser of the Metropolitan Fund Portfolios, see the Statement of Additional Information for the Contracts, and also see the Metropolitan Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.




     Effective on or about May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers. As a result, MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Met Investors Series Trust. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.





PORTFOLIO                              ADVISER (SUBADVISER)
---------                              --------------------
American Funds Balanced Allocation     N/A(1)
  Portfolio..........................
American Funds Growth Allocation       N/A(1)
  Portfolio..........................
American Funds Moderate Allocation     N/A(1)
  Portfolio..........................
BlackRock Large Cap Core Portfolio...  BlackRock Advisors, LLC
Clarion Global Real Estate             ING Clarion Real Estate Securities,
  Portfolio..........................  L.P.
Harris Oakmark International           Harris Associates L.P.
  Portfolio..........................
Janus Forty Portfolio................  Janus Capital Management LLC
Lazard Mid Cap Portfolio.............  Lazard Asset Management LLC
Legg Mason Partners Aggressive Growth  ClearBridge Advisors, LLC
  Portfolio..........................
Legg Mason Value Equity Portfolio....  Legg Mason Capital Management. Inc.
Lord Abbett Bond Debenture             Lord, Abbett & Co. LLC
  Portfolio..........................
Met/AIM Small Cap Growth Portfolio...  Invesco Aim Capital Management, Inc.
Met/Franklin Income Portfolio........  Franklin Advisers, Inc.
Met/Franklin Mutual Shares             Franklin Mutual Advisers, LLC
  Portfolio..........................
Met/Franklin Templeton Founding        N/A(1)
  Strategy Portfolio.................
Met/Templeton Growth Portfolio.......  Templeton Global Advisors Limited
MFS(R) Research International          Massachusetts Financial Services
  Portfolio..........................  Company
Oppenheimer Capital Appreciation       OppenheimerFunds, Inc.
  Portfolio..........................
PIMCO Inflation Protected Bond         Pacific Investment Management Company
  Portfolio..........................  LLC
PIMCO Total Return Portfolio.........  Pacific Investment Management Company
                                       LLC
RCM Technology Portfolio.............  RCM Capital Management LLC
SSgA Growth and Income ETF             SSgA Funds Management, Inc.(3)
  Portfolio(2).......................
SSgA Growth ETF Portfolio(4).........  SSgA Funds Management, Inc.(3)
T. Rowe Price Mid Cap Growth           T. Rowe Price Associates, Inc.
  Portfolio..........................




-------


(1) This portfolio is a "fund of funds" that invests in shares of a diversified group of other underlying portfolios of the Metropolitan Fund, Met Investors Series Trust, and/or the American Funds Insurance Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Portfolios. Each underlying portfolio has its own adviser and/or subadviser.



(2) Effective September 2, 2008, Cyclical Growth and Income ETF Portfolio changed its name to SSgA Growth and Income ETF Portfolio.



(3) Effective September 2, 2008, SSgA Funds Management, Inc. replaced Gallatin Asset Management, Inc. as subadviser.



(4) Effective September 2, 2008, Cyclical Growth ETF Portfolio changed its name to SSgA Growth ETF Portfolio.

     For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information for the Contracts, and also see the Met Investors Series Trust prospectus attached at the end of this prospectus and its Statement of Additional Information.

     Capital Research and Management Company is the Investment Adviser for the American Funds Insurance Series Funds.

PORTFOLIO                              SUBADVISER
---------                              ----------
American Funds Bond Fund.............  N/A
American Funds Global Small            N/A
  Capitalization.....................
American Funds Growth................  N/A
American Funds Growth-Income.........  N/A


     For more information about the Investment Adviser, see the American Funds Insurance Series prospectus attached at the end of this prospectus and its Statement of Additional Information.

     You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS


     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.


     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "FEE TABLE -- Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)


     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE
TABLE -- Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

     We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

     We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS.")

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:


     -- For the Metropolitan Fund, we offer Class B shares of the BlackRock Aggressive Growth, Barclays Capital Aggregate Bond Index, BlackRock Bond Income, BlackRock Diversified, BlackRock Money Market, FI Mid Cap Opportunities, Loomis Sayles Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Mid Cap Stock Index, MetLife Moderate Allocation, MetLife Stock Index, MFS(R) Total Return, Morgan Stanley EAFE(R) Index, Neuberger Berman Mid Cap Value, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation Portfolios; Class B shares of BlackRock Large Cap Value, Artio International Stock, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI Value Leaders, Jennison Growth, Loomis Sayles Small Cap Core, Met/Artisan Mid Cap Value, MFS(R) Value, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios for Contracts issued on or after May 1, 2004 and Class E shares of these Portfolios for Contracts issued prior to May 1, 2004.


     -- For the Met Investors Series Trust, we offer Class B shares of all Portfolios except the Harris Oakmark International Portfolio, which is Class B for Contracts issued on or after May 1, 2003 and Class E for Contracts issued prior to May 1, 2003, the Legg Mason Value Equity Portfolio, which is Class B for Contracts issued on or after May 1, 2004 and Class E for Contracts issued prior to May 1, 2004, and the American Funds Balanced Allocation Portfolio, American Funds Moderate Allocation Portfolio and American Funds Growth Allocation Portfolio, which are Class C.

     --   For the American Funds Insurance Series, we offer Class 2 shares only.

     Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close subaccounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts, at any time in our sole discretion. If automatic allocations (such as dollar cost averaging, asset rebalancing, or purchase payments made through our automated payment program) are being made to a subaccount that is closed or no longer available due to an Eligible

Fund liquidation, and if you do not give us other instructions, then any amounts that would have gone into the closed subaccount will be allocated to the BlackRock Money Market Subaccount.

                                  FIXED ACCOUNT


     You may allocate purchase payments to the Fixed Account in states that have approved this option (except for Contracts purchased on or after May 1, 2003 for which the C Class has been selected, Contracts which are purchased on or after that date in the state of New York if the optional, GMIB I is selected, or any Contracts which are purchased in New York state if the optional Guaranteed Withdrawal Benefit is selected). The Fixed Account is not available if the GMAB is selected. The Fixed Account is a part of our general account and offers a guaranteed interest rate. (See "THE OPERATION OF THE FIXED ACCOUNT" for more information.) During annuitization, the Fixed Account is not available but a fixed payment option is available.


                                  THE CONTRACTS

     We will issue the Standard Class, C Class, L Class and P Class contracts to an individual through the age of 85 in all states except New York. In New York we will issue the Standard Class to an individual through the age of 82; the L Class and C Class through the age of 85; and the P Class through the age of 80. The maximum issue age for the B Plus Class (for an individual or joint contract owners) is through the age of 80 in all states. Unless otherwise noted, information provided in each section is applicable to all contract classes.

     The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. THE ASSET-BASED INSURANCE CHARGE AMOUNTS DESCRIBED BELOW WILL INCREASE BY 0.25% FOR SUBACCOUNTS INVESTING IN THE AMERICAN FUNDS INSURANCE SERIES. Depending on your expectations and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following five available Classes of the Contract:

STANDARD CLASS

     If you do not select a Class, your Contract will be issued as a Standard Class Contract. The Standard Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing over 7 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.25% to 1.60% during the accumulation period, depending on the death benefit that you select.

B PLUS CLASS

     If you select this Class, we will add a bonus amount to your Contract Value every time you make a purchase payment within the first Contract Year. The amount of the bonus is currently 4% of the amount of the purchase payment. The purchase payment bonus will be allocated among the subaccounts and the Fixed Account in the same manner as your purchase payments. Unless we specifically state otherwise, "purchase payments" in reference to the B Plus Class means purchase payments plus any associated bonus amounts.

     The B Plus Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 9% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.60% to 1.95% during the Withdrawal Charge period, depending on the death benefit that you select. This charge is reduced by 0.35% after the expiration of the Withdrawal Charge period. The Asset-Based Insurance Charge will be 1.25% after annuitization (see "Asset-Based Insurance Charge").

     Generally, an annuity with a purchase payment bonus may have higher charges and expenses than a similar annuity without a purchase payment bonus. Or, it may have less advantageous benefits and other features, or some combination of different charges and benefits. Alternatively, the charges and features could be the same, but we could make less profit or pay lower commissions to sales agents, or both. The Company does not expect to receive any additional profit due to the higher charges for the B Plus Class. In addition, you should know that over time and under certain circumstances (such as withdrawal during the last few years that a Withdrawal Charge applies, or after an extended period of poor market performance), the costs associated with a bonus may exceed the bonus amount and any related earnings. Accordingly, you should always consider the expenses along with the benefits and other features to be sure any annuity or class of annuity meets your financial needs and goals. Additionally, the annuity purchase rates for the B Plus Class Contract are different than for other Classes (see "Amount of Annuity Payments"). The B Plus Class may not be appropriate for use with certain qualified plans where there may be minimal initial purchase payments submitted in the first Contract Year.

     If you cancel the Contract by returning it during the Free Look Period, we will deduct any bonus amounts from the refund amount. We will take back the premium credit as if it had never been applied if we recapture a purchase payment bonus. However, the amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.

C CLASS

     The C Class does not impose any Withdrawal Charge on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. This Asset-Based Insurance Charge ranges from 1.60% to 1.95% during the accumulation period, depending on the death benefit that you select.

L CLASS

     The L Class reduces the period of time that a Withdrawal Charge applies on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. Specifically, the L Class imposes a Withdrawal Charge on withdrawals for three years equal to a maximum of 7% of each purchase payment (reducing to 6% in the second year and 5% in the third year). It also imposes an Asset-Based Insurance Charge that ranges from 1.50% to 1.85% during the accumulation period, depending on the death benefit that you select.

P CLASS

     The P Class lengthens the period of time that a Withdrawal Charge is imposed on withdrawals, and imposes a lower Asset-Based Insurance Charge than the Standard Class. Specifically, the P Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 8% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.15% to 1.50% during the accumulation period, depending on the death benefit that you select. The Asset-Based Insurance Charge will be 1.25% after annuitization (see "Asset-Based Insurance Charge").


                                       ***



     We also make available an employee version of a Standard Class or P Class Contract which includes a purchase payment credit feature. The charges and deductions and all other features are the same as other Standard Class or P Class Contracts. Persons eligible to purchase an employee version are age 80 or younger, and are employees, officers, and directors or trustees of the Company, its affiliates, any broker-dealer authorized to sell the Contracts (or any bank affiliated with such a broker-dealer) and any investment adviser or subadviser to the Portfolios, or certain family members of the foregoing. If consistent with applicable state insurance law, for each purchase payment made under an employee version, we will credit the Contract with an additional 5% of each purchase payment. Any employee version purchase payment credit amounts will be applied on a pro-rata basis to the Fixed Account, if available, and the Eligible Funds based upon your allocation for your purchase payments, and will be subject to recapture under the same circumstances as the purchase payment credit for the B Plus Class, described above. No employee version purchase payment credit will apply to purchase payments which consist of money exchanged from other annuity issued by the Company or its affiliates. Other limitations may apply. We reserve the right to change the eligibility for or terms of the employee version.


PURCHASE PAYMENTS


     Currently, the Standard Class and P Class minimum initial purchase payment is $5,000 for non-qualified plans and $2,000 for qualified plans unless we agree otherwise. The minimum subsequent purchase payment for non-qualified or qualified plans is $500 unless we agree otherwise. We will accept a different amount if required by federal tax law. For the C Class and L Class, the minimum initial investment is $25,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. For the B Plus Class, the minimum initial investment is $10,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. The following exceptions may apply.


     -- For the Standard and P Classes only, when the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or as a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account through debit authorization we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

     -- For all other Contracts, we may accept monthly subsequent purchase payments as low as $100 per month if they are made through our automated payment program. The minimum initial purchase payment for the selected class must still be met.

     -- We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

     -- If you send your purchase payment or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract.

     -- We will not accept purchase payments made with cash, money orders or travelers checks.

     We may limit purchase payments made under a Contract. Currently, we may limit total purchase payments to $1,000,000.

     NO PURCHASE PAYMENTS MAY BE MADE (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE FOR THE STANDARD CLASS; NINE YEARS FOR THE B PLUS CLASS AND THE P CLASS; AND THREE YEARS FOR THE L CLASS OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED BY AN INDIVIDUAL) REACHES AGE
91. FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86.

     If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if the application is not complete within five business days unless you agree otherwise. We reserve the right to reject any application.

TEN DAY RIGHT TO REVIEW

     Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made. If you have selected the B Plus Class and you return your Contract during this period, we will recapture the bonus credit amount. The amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.

ALLOCATION OF PURCHASE PAYMENTS

     When you purchase a Contract, you may allocate your purchase payments to the subaccounts and/or the Fixed Account (subject to limitations). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. You must allocate a minimum of $500 dollars to each account you select. However, for IRAs and Roth IRAs, if purchase payments are less than $2,000, you may allocate the payments to a maximum of four accounts. If you wish to allocate the payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment by the Accumulation Unit Value for the selected subaccounts at the end of the valuation day we receive your purchase payment at our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of purchase payments.)

INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS

     If you choose the GMIB Plus II, Lifetime Withdrawal Guarantee II, and/or Enhanced Death Benefit rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value as described in the "Allocation" subsection below.

     If you choose GMIB Plus I rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely among the Fixed Account, BlackRock Money Market Portfolio, American Funds Balanced

Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, Met/Franklin Templeton Founding Strategy Portfolio, the MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, SSgA Growth ETF Portfolio and/or SSgA Growth and Income ETF Portfolio (you may participate in the Enhanced Dollar Cost Averaging (EDCA) program, subject to restrictions).



     If you choose the Lifetime Withdrawal Guarantee I rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely among the Fixed Account, BlackRock Money Market Portfolio, American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, Met/Franklin Templeton Founding Strategy Portfolio, the MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, SSgA Growth ETF Portfolio and/or SSgA Growth and Income ETF Portfolio (you may participate in the EDCA program, subject to restrictions).


     If you choose the Guaranteed Minimum Accumulation Benefit rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely to one of the MetLife Asset Allocation Program portfolios, excluding the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio (you may participate in the EDCA program, subject to restrictions).

     ALLOCATION. If you elect GMIB Plus II, the Lifetime Withdrawal Guarantee II, or the Enhanced Death Benefit, you must comply with the following investment allocation restrictions.

     SPECIFICALLY, YOU MUST ALLOCATE ACCORDING TO EITHER (A) OR (B) BELOW:

     (A) You must allocate:


     - 100% of your purchase payments or Contract Value to the Fixed Account, BlackRock Money Market Portfolio, American Funds Balanced Allocation Portfolio, American Funds Moderate Allocation Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio and/or SSgA Growth and Income ETF Portfolio.



     For Contracts issued based on applications and necessary information received at our Annuity Administrative Office in good order before the close of the New York Stock Exchange on May 1, 2009, the following subaccounts are also available under option (A): the MetLife Moderate to Aggressive Allocation Portfolio, American Funds Growth Allocation Portfolio, Met/Franklin Templeton Founding Strategy Portfolio and SSgA Growth ETF Portfolio.


     OR

     (B) You must allocate:


     - at least 30% of purchase payments or Contract Value to Platform 1 subaccounts and/or to the Fixed Account;



     - up to 70% of purchase payments or Contract Value to Platform 2 subaccounts;


     - up to 15% of purchase payments or Contract Value to Platform 3 subaccounts; and

     - up to 15% of purchase payments or Contract Value to Platform 4 subaccounts.


     For Contracts issued based on applications and necessary information received at our Annuity Administrative Office in good order before the close of the New York Stock Exchange on May 1, 2009, the following investment allocation restrictions apply under option (B): you must allocate at least 15% of purchase payments or Contract Value to Platform 1 subaccounts and/or to the Fixed Account and you may allocate up to 85% of purchase payments or Contract Value to Platform 2 subaccounts (the percentages for Platforms 3 and 4 are the same as those listed above).



     See the "EDCA" section below for information on allocating purchase payments to the EDCA account under option (B).

     The subaccounts in each Platform are:


PLATFORM 1 SUBACCOUNTS

American Funds Bond

Barclays Capital Aggregate Bond Index


BlackRock Bond Income
BlackRock Money Market

PIMCO Inflation Protection Bond
PIMCO Total Return
Western Asset Management U.S. Government




PLATFORM 2 SUBACCOUNTS

AMERICAN FUNDS GROWTH
AMERICAN FUNDS GROWTH-INCOME



ARTIO INTERNATIONAL STOCK

BLACKROCK DIVERSIFIED
BLACKROCK LARGE CAP CORE
BLACKROCK LARGE CAP VALUE

BLACKROCK LEGACY LARGE CAP GROWTH*

DAVIS VENTURE VALUE


FI VALUE LEADERS
HARRIS OAKMARK INTERNATIONAL
JANUS FORTY
JENNISON GROWTH


LEGG MASON PARTNERS AGGRESSIVE GROWTH
LEGG MASON VALUE EQUITY
LORD ABBETT BOND DEBENTURE
MET/FRANKLIN INCOME
MET/FRANKLIN MUTUAL SHARES


MET/TEMPLETON GROWTH
METLIFE STOCK INDEX
MFS(R) RESEARCH INTERNATIONAL
MFS(R) TOTAL RETURN
MFS(R) VALUE
MORGAN STANLEY EAFE(R) INDEX
OPPENHEIMER CAPITAL APPRECIATION
OPPENHEIMER GLOBAL EQUITY


T. ROWE PRICE LARGE CAP GROWTH
WESTERN ASSET MANAGEMENT STRATEGIC BOND
  OPPORTUNITIES

PLATFORM 3 SUBACCOUNTS
BlackRock Aggressive Growth
FI Mid Cap Opportunities


Lazard Mid Cap

Met/Artisan Mid Cap Value

MetLife Mid Cap Stock Index
Neuberger Berman Mid Cap Value
T. Rowe Price Mid Cap Growth

PLATFORM 4 SUBACCOUNTS
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
BLACKROCK STRATEGIC VALUE
CLARION GLOBAL REAL ESTATE

LOOMIS SAYLES SMALL CAP CORE

LOOMIS SAYLES SMALL CAP GROWTH
MET/AIM SMALL CAP GROWTH
RUSSELL 2000(R) INDEX
RCM TECHNOLOGY
T. ROWE PRICE SMALL CAP GROWTH

-------


* Effective after 4:00 p.m. Eastern Time on May 1, 2009, FI Large Cap merged with and into BlackRock Legacy Large Cap Growth. If you select the FI Large Cap subaccount on your application and we receive your application after May 1, 2009, your purchase payments will automatically be allocated to BlackRock Legacy Large Cap Growth. If you do not want your purchase payment to be allocated to BlackRock Legacy Large Cap Growth, you should choose a subaccount other than the FI Large Cap subaccount on your application.


     YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.

     We determine whether a subaccount is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of a subaccount in the event that a subaccount is added, deleted, substituted, merged or otherwise reorganized. In that case, any change in classification will only take effect as to your contract in the event you make a new purchase payment or request a transfer among subaccounts. We will provide you with prior written notice of any changes in classification of subaccounts.

     REBALANCING. If you choose to allocate according to (B) above, we will rebalance your Contract Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Contract Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Contract Value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your Contract Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day the reallocation will occur on the next business day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.

     The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.

     EDCA. If you choose to allocate according to (B) above and you choose to allocate a purchase payment to the EDCA account, that entire purchase payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous purchase payments before allocating a purchase payment to the EDCA account, all transfers from an EDCA account must be allocated to the same subaccounts as your most recent allocations for purchase payments.

     CHANGING PURCHASE PAYMENT ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under (B) above at any time by providing notice to us at our Annuity Administrative Office or by any other method acceptable to us, provided such instructions comply with the allocation limits described above. If you provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.

     TRANSFERS. Please note that any transfer request must result in a Contract Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

     We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value for each Class and subaccount depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

     The Accumulation Unit Value of each Class of each subaccount was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor is determined for each Class for each subaccount and reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions from the average daily net asset value of the subaccount for the Separate Account annual expenses which vary depending upon the Class, death benefit, and subaccounts you choose. (See "Asset-Based Insurance Charge, Withdrawal Charge and Other Sales Deductions.") The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

     If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "THE FIXED ACCOUNT.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

     Prior to annuitization, your Contract's Death Proceeds will be determined as of the end of the business day that we receive, at our Annuity Administration Office, both due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has Joint Owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity and an acceptable election for the payment method. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.)

     You will receive the Standard Death Benefit unless you chose to receive one of three optional death benefits only two of which are available in any state--the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, or the Enhanced Death Benefit. The first two optional death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. The Enhanced Death Benefit is available for an additional charge. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering taxes payable at death. After annuitization, the charges for the Enhanced Death Benefit Rider and Earnings Preservation Benefit Rider will not be assessed.


     MULTIPLE BENEFICIARIES. Where there are multiple Beneficiaries, the Death Proceeds will only be determined as of the time the first Beneficiary submits the necessary documentation in good order. If the Death Proceeds payable is an amount that exceeds the Contract Value on the day it is determined, we will apply to the Contract at that time an amount equal to the difference between the Death Proceeds payable and the Contract Value, in accordance with the current allocation of Contract Value. This amount remains in the Variable Account (and/or the Fixed Account, if applicable) until each of the other Beneficiaries submits the necessary documentation in good order to claim their death benefit. Any Death Proceeds amounts held in the Variable Account on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.


STANDARD DEATH BENEFIT

     The Standard Death Benefit at any time will be the greater of:

          (1) the Contract Value; or

          (2) total Purchase Payments, reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge).

     If you are a natural person and change the Contract Owner to someone other than your spouse during the accumulation period, the Standard Death Benefit payable when the new Contract Owner dies will be the greater of:

          (1) the Contract Value; or

          (2) the Contract Value as of the effective date of the change of Contract Owner, increased by any purchase payments made and reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals (including any applicable Withdrawal Charge) taken after that date.

ANNUAL STEP-UP DEATH BENEFIT

     If you elect the Annual Step-Up Death Benefit, the death benefit will be the greater of:

          (1) the Contract Value; or

          (2) the Highest Anniversary Value as defined below.

     On the issue date, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value as recalculated will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal. On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greatest of:

          (a) the Contract Value;

          (b) the Contract Value as of the effective date of the change of Contract Owner, increased by purchase payments received after that date and reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) made after that date; or

          (c) the Highest Anniversary Value, except that, on the effective date of the Contract Owner change, the Highest Anniversary Value will be recalculated and set equal to the Contract Value on that date.

     If a non-natural person owns the Contract, then the Annuitant shall be deemed to be Contract Owner in determining the death benefit. If Joint Owners are named, the age of the older will be used to determine the death benefit amount. You may not purchase this benefit if you are 80 years of age or older.

GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

     In states where the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider has been approved and the Enhanced Death Benefit has not been approved, you may select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider if you are age 79 or younger at the effective date of your Contract. If you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider, the death benefit will be the greater of:

          (1) the Contract Value; or

          (2) the Enhanced Death Benefit value.

     The Enhanced Death Benefit value is the greater of (a) or (b) below:

          (a) Highest Anniversary Value (as defined above for the Annual Step-Up Death Benefit).

          (b) Annual Increase Amount: On the Issue Date, the Annual Increase Amount is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

               (i) is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 5% per year through the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, and 0% per year thereafter; and

               (ii) Withdrawal Adjustments accumulated at the Annual Increase Rate. A Withdrawal Adjustment is equal to the value of the Annual Increase Amount immediately prior to a withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge).

     If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greater of the Contract Value or the Enhanced Death Benefit; however, for purposes of calculating the Enhanced Death Benefit value:

          (a) the Highest Anniversary Value equals your Contract Value as of the date the Contract Owner is changed; and

          (b) the current Annual Increase Amount equals your Contract Value as of the date the Contract Owner is changed. After that date, the Contract Value on the date the Contract Owner is changed will be treated as the initial purchase payment, and purchase payments received and partial withdrawals taken (including any applicable Withdrawal Charge) prior to the changes of Contract Owner will not be taken into account.

     If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the death benefit amount. If Joint Owners are named, the age of the older will be used to determine the death benefit amount. You may not purchase this benefit if you are 80 years of age or older.

ENHANCED DEATH BENEFIT RIDER


     In states where approved, you may select the version of the Enhanced Death Benefit rider described below if you are age 75 or younger at the effective date of your Contract, you either (a) have not elected any living benefit rider or
(b) have elected the GMIB Plus II rider and we receive, in good order, your application and necessary information at our Annuity Administrative Office on and after May 4, 2009. In order for us to issue you the previous version of this rider (that has a lower charge and different features), we must receive your application and necessary information at our Annuity Administrative Office, in good order, before the close of the New York Stock Exchange on May 1, 2009.


     If you select the Enhanced Death Benefit rider, the amount of the death benefit will be the greater of:

     (1) the Contract Value; or

     (2) the death benefit base.


     The death benefit base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Contract Value on any anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5% per year.


     The death benefit base is the greater of (a) or (b) below:

          (a) Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal. The percentage reduction in Contract Value is the dollar amount of the withdrawal plus any applicable Withdrawal Charges divided by the Contract Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

          (b) Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


               (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter; and



               (ii) is withdrawal adjustments accumulated at the annual increase rate. The annual increase rate is 5% per year through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter. The withdrawal adjustment for any partial withdrawal in a Contract Year is equal to the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge). However, (1) if the partial withdrawal occurs before the Contract Anniversary immediately prior to your 91st birthday; (2) if all partial withdrawals in a Contract Year are payable to the Owner (or the Annuitant if the Owner is a non-natural person) or other payees that we agree to; and (3) if total partial withdrawals in a Contract Year are not greater than 5% of the Annual Increase Amount on the previous Contract Anniversary, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total partial withdrawals in that Contract Year and will be treated as a single withdrawal at the end of that Contract Year.


          The Annual Increase Amount does not change after the Contract Anniversary immediately preceding the Owner's 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described in (b)(ii) above.


     For Contracts issued based on applications and necessary information received in good order at our Annuity Administrative Office on or before May 1, 2009, we offered a version of the Enhanced Death Benefit rider that is no longer available. The prior version is the same as the current version except that: (1) the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6% with respect to (b)(i) and (ii) above; (2) different investment allocation restrictions apply (see "THE CONTRACTS--Allocation of Purchase Payments--Investment Allocation Restrictions for Certain Riders"); and
(3) different rider charges apply (see ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Enhanced Death Benefit Rider").


     OPTIONAL STEP-UP. On each Contract Anniversary on or after the first anniversary following the effective date of the rider, you may elect an Optional Step-Up provided that (1) the Contract Value exceeds the Annual Increase Amount immediately before the Step-Up; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.

     We must receive your request to exercise the Optional Step-Up in writing at our Annuity Administrative Office or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

     The Optional Step-Up will:

          (a) Reset the Annual Increase Amount to the Contract Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and

          (b) Reset the Enhanced Death Benefit rider charge to a rate we shall determine that does not exceed the maximum Optional Step-Up charge (1.50%) provided that this rate will not exceed the rate currently applicable to the same rider available for new Contract purchases at the time of the step-up.

     On the date of the Step-Up, the Contract Value on that day will be treated as a single purchase payment received on the date of the Step-Up for purposes of determining the Annual Increase Amount after the Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Step-Up.

     When you elect the Optional Step-Up, provided the above requirements are met, you may elect either:

          (1) a one time Optional Step-Up at any Contract Anniversary; or

          (2) Optional Step-Ups to occur under the Automatic Annual Step-Up (on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically).



     In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current Enhanced Death Benefit rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Administrative Office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

     If you have also elected the GMIB Plus II rider and you elect Optional Step-Ups to occur under the Automatic Annual Step-up, it will remain in effect through the seventh Contract Anniversary following the date you make the election. You may make a new election if you want Automatic Annual Step-Ups to continue after the seventh Contract Anniversary.

     You may discontinue Automatic Annual Step-Ups at any time by notifying us in writing to our Annuity Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary following the date you make this election. If you discontinue Automatic Annual Step-Ups, the Enhanced Death Benefit rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.


     INVESTMENT ALLOCATION RESTRICTIONS. If you select the Enhanced Death Benefit rider, there are certain investment allocation restrictions. (See "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders.") If you elect the Enhanced Death Benefit, you may not participate in the Dollar Cost Averaging
(DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.


     TERMINATION OF THE ENHANCED DEATH BENEFIT. The Enhanced Death Benefit will terminate upon the earliest of:

          (a) The date you make a total withdrawal of your Contract Value (a pro rata portion of the rider charge will be assessed);

          (b) The date there are insufficient funds to deduct the Enhanced Death Benefit rider charge from your Contract Value;

          (c) The date you annuitize your Contract (a pro rata portion of the rider charge will be assessed);

          (d) A change of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person), subject to our administrative procedures;

          (e) The date you assign your Contract, subject to our administrative procedures;

          (f) The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or

          (g) Termination of the Contract to which this rider is attached.

(See Appendix F for examples of the Enhanced Death Benefit.)

EARNINGS PRESERVATION BENEFIT RIDER

     The Earnings Preservation Benefit Rider is an optional rider that provides an additional death benefit ("Additional Death Benefit") to assist with covering income taxes payable upon death. This rider may not be suitable for all Contract Owners (particularly those approaching age 70 1/2) or in all circumstances. You should discuss with your registered representative whether this rider is appropriate for your needs and circumstances.

     The Additional Death Benefit Amount will be calculated upon the death of the first Owner or Joint Owner. If the spouse is the beneficiary and elects to continue the Contract, then he or she may: (1) continue the rider so that the Additional Death Benefit is payable upon his or her death; or (2) discontinue the rider and have the Additional Death Benefit that would have been payable at the Owner's death added to the Contract Value. The rider terminates, and the rider fee is no longer deducted, upon payment of the Additional Death Benefit.

     Before the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage from the table below times the amount calculated by (a)-(b) below:

          (a) is the death benefit under your Contract; and

          (b) total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract and then against purchase payments.

     On or after the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage times the amount calculated by (a)-(b) below:

          (a) the death benefit amount on the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and

          (b) total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract, and then against purchase payments.

                               BENEFIT PERCENTAGE

     ISSUE AGE        PERCENTAGE
     ---------        ----------
Ages 69 or younger        40%
Ages 70-79                25%
Ages 80 and above          0%


     If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the Earnings Preservation Benefit. If Joint Owners are named, the age of the older Contract Owner will be used to determine the Earnings Preservation Benefit. You may not purchase this benefit if you are 80 years of age or older.

     WE DEDUCT A DAILY FEE AT THE ANNUAL RATE OF 0.25% OF AVERAGE DAILY NET ASSETS IN THE SUBACCOUNTS FOR THIS RIDER PRIOR TO ANNUITIZATION. AFTER ANNUITIZATION THE CHARGE WILL NOT BE ASSESSED.

OPTIONS FOR DEATH PROCEEDS


     For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life or life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of federal tax law. For Death Proceeds to be paid other than immediately in lump sum, any portion in the Variable Account remains in the Variable Account until distribution begins. From the time the Death Proceeds are determined until complete distribution is made, any amount in the Variable Account will be subject to investment risk. The beneficiary bears such investment risk. Where there are multiple Beneficiaries, the Death Proceeds will only be determined as of the time the first Beneficiary submits the necessary documentation in good order (see "Payment on Death Prior to Annuitization--Multiple Beneficiaries" above for more information).


     If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death, at our Annuity Administrative Office, to make an election. If you make no election, your Contract will be continued if permitted under our rules then in effect. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

     The Beneficiary may: (1) receive payment in a single sum; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. We may also offer a payment option under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Qualified Contracts. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.

     There are comparable rules for distribution on the death of the Annuitant under tax-qualified plans. However, for the Qualified Contracts, if Death Proceeds are applied to a payment option, payment must begin no later than the end of the calendar year immediately following the year of death.

     Please check with your registered representative regarding the availability of the following in your state.

     We may also offer a payment option, for certain Qualified Contracts and Non-Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new Contract to your Beneficiary in order to facilitate the distribution of payments. The new Contract will be of the same class as your Contract, except if your Contract is a B Plus Class Contract, in which case we will issue a C Class Contract. Your Beneficiary may choose any optional death benefit available under the new Contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed to your Beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your Beneficiary's death. Moreover, if the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the Annuitant would have reached 70 1/2 (which may be more or less than five years after the Annuitant's death). (See "Federal Income Tax Considerations.") To the extent permitted under tax law, and in accordance with our procedures, your designated Beneficiary is permitted to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified or Non-Qualified Contracts, depending on which type of Contract you own, held in the name of the decedent. Your Beneficiary is also permitted to choose some of the optional benefits available under the Contract, but certain Contract provisions or programs may not be available. The beneficiary may be permitted to choose some of the optional benefits available under the contract but no optional living benefit riders are available and certain contract provisions or programs may not be available.

     If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.


     --TOTAL CONTROL ACCOUNT



     A Beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the Beneficiary has complete access to the proceeds, with unlimited check-writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate.



     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


     --BENEFICIARY CONTINUATION

     Since tax law requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) in order for the Contract to be continued by any Beneficiary.

     IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS A PERMISSIBLE ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

     The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially withdraw his or her portion of the Contract Value, but may not make further purchase payments or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Withdrawal Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death.

     --SPECIAL OPTIONS FOR SPOUSES

     Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal Joint Owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death, at our Annuity Administrative Office,:

          (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

          (2) to continue the Contract under the Beneficiary Continuation provision; or

          (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

     If the surviving spouse elects to continue the Contract under the Spousal Continuation provision, the Contract Value under the continued Contract will be adjusted as of the date we received due proof of death to an amount equal to the death benefit amount that would have been payable at the Contract Owner's death (excluding any amount that would have been payable under the Earnings Preservation Benefit Rider if the surviving spouse elects to continue the Rider). Any excess of the death benefit amount over the Contract Value will be allocated among the accounts in the same proportion as they had been prior to the continuation. The spouse is permitted to make additional purchase payments. The spouse is not permitted to choose any optional riders available under the contract unless the deceased spouse had previously purchased the benefit at issue of the contract.

     For purposes of the death benefit on the continued contract, Death Proceeds will be calculated the same as prior to continuation except all values used to calculate Death Proceeds, which may include a Highest Anniversary Value and/or an Annual Increase Amount (depending on the optional benefit), are reset on the date the spouse continues the contract.


     Because the Death Proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the rights of a spouse under the spousal continuation provisions of this Contract will not be available to such partner or same-sex marriage spouse.


     IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT. Additionally we will treat the absence of an election as if the Earnings Preservation Benefit had been declined. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.

TRANSFER PRIVILEGE

     --GENERAL

     Currently, you may transfer your Contract Value among subaccounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between subaccounts and/or the Fixed Account. See the Statement of Additional Information about the Contracts, "Tax Status of the Contract."

     We currently do not charge a transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee of up to $25. We will not restrict transfers to less than 12. If we do change our policy, we will notify you in advance. You may not make a transfer to more than 18 subaccounts (including the Fixed Account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 subaccounts (including the Fixed Account) may be made by calling our Annuity Administrative Office. If you have elected the GMAB rider, no transfers are permitted while this rider is in effect except under the EDCA program (see "Guaranteed Minimum Accumulation Benefit"). If you have elected to add a GMIB Plus I or Lifetime Withdrawal Guarantee I rider to your Contract, you may only make transfers between certain Eligible Funds. Please refer to the section "LIVING BENEFITS." If you have elected to add a GMIB Plus II, Lifetime Withdrawal Guarantee II or Enhanced Death Benefit rider to your Contract, there are investment allocation restrictions, as described in the section "THE CONTRACTS -- Investment Allocation Restrictions for Certain Riders."

     Currently we allow a maximum of $500,000 and a minimum of $500 for each transfer unless otherwise agreed. (If a subaccount contains less than $500, that full amount may be transferred to a subaccount in which you already invested, or you may transfer this amount in combination with Contract Value from another subaccount so that the total transferred to the new subaccount is at least $500.)


     During the Annuity Period, you may not make any transfers to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Additionally, during the Annuity Period, the following Subaccounts are currently not available: American Funds Balanced Allocation, American Funds Bond, American Funds Growth Allocation, American Funds Moderate Allocation, BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Clarion Global Real Estate, SSgA Growth and Income ETF, SSgA Growth ETF, Davis Venture Value, FI Value Leaders, Met/Artisan Mid Cap Value, Jennison Growth, Artio International Stock, Loomis Sayles Small Cap Core, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy, Met/Templeton Growth, MetLife Aggressive Allocation, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MFS(R) Total Return, MFS(R) Value, Oppenheimer Capital Appreciation, Oppenheimer Global Equity, PIMCO Inflation Protected Bond, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, Western Asset Management Strategic Bond Opportunities, and Western Asset Management U.S. Government subaccounts. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period. For information regarding the impact of subaccount transfers on the level of annuity payments, see the Statement of Additional Information.


     We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request at our Annuity Administrative Office.

     See "Requests and Elections" for information regarding transfers made by written request, by telephone or by Internet.

     We may distribute your Contract Value among as many subaccounts as you choose (including the Fixed Account) at any time. You must allocate a minimum of $500 dollars per account. We will not process transfer requests not complying with this rule.

     --MARKET TIMING

     Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt Eligible Fund management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, Artio International Stock Portfolio, BlackRock Strategic Value Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Met/Templeton Growth Portfolio, MFS(R) Research International Portfolio, Morgan Stanley EAFE(R) Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio), and we monitor transfer activity in those Eligible Funds (the "Monitored Portfolios"). In addition, as described below, we are required to treat all American Funds Insurance Series portfolios ("American

Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in with the next seven calendar days, in either case subject to certain other criteria.

     We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



         AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Contract to be submitted with an original signature.

     Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate market timing in any Eligible Funds and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Eligible Fund.

     In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

     We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

     Special rules apply to transfers involving the Fixed Account. We limit transfers out of the Fixed Account as to amount. Currently we are not imposing these restrictions but we have the right to reimpose them at anytime. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. (See "THE OPERATION OF THE FIXED ACCOUNT" and the Statement of Additional Information.)

DOLLAR COST AVERAGING

     We offer an automated transfer privilege called dollar cost averaging. There is no charge to you for this feature. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 per transfer. You can make subsequent purchase payments while you have an active dollar cost averaging program in effect, provided however, that no amount will be allocated to the program without your express direction. Although the dollar cost averaging transfer amount will not be increased, we will increase the number of months over which transfers are made unless otherwise elected in writing. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. The program is not available if you have selected the Guaranteed Minimum Accumulation Benefit rider. (See APPENDIX A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)

     Guaranteed Account. To the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate to eligible payments that you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging (an "enhanced dollar cost averaging option"). The Guaranteed Account is part of our general account. Enhanced dollar cost averaging is available for Standard Class, P Class and L Class Contracts, but is not available for B Plus Class and C Class Contracts or to purchase payments which consist of money exchanged from other contracts we or an affiliate issues. A purchase payment must be a minimum of $10,000 in order for it to be eligible for the enhanced dollar cost averaging option. A minimum of $500 must be allocated to the enhanced dollar cost averaging option. Only one dollar cost averaging program may be in effect at one time. Certain rules and limitations may apply to the purchase payments you can allocate to the Guaranteed Account.

     Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. We may in the future offer enhanced dollar cost averaging for a duration of three months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. Subsequent transfers will be made on the same day in subsequent months. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. If the selected day is not a business day, the transfer will be deducted from the enhanced dollar cost averaging option on the selected day but will be applied to the subaccounts on the next business day. Enhanced dollar cost averaging interest will not be credited on the transfer amount between the selected day and the next business day.

     The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.

     If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months) generally at the then current rate. The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6 month dollar cost averaging will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a first-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).

     If you cancel your participation in the enhanced dollar cost averaging option, and your Contract was issued on or after May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the subaccounts in accordance with the percentages you have chosen for the enhanced dollar cost averaging program. If your Contract was issued prior to May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the BlackRock Money Market Subaccount unless you instruct us otherwise.

ASSET REBALANCING

     We offer an asset rebalancing program for Contract Value. There is no charge to you for this program. Contract Value allocated to the subaccounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the subaccounts periodically (either annually, semi-annually, quarterly, or monthly) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those subaccounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     You may select an asset rebalancing program when you apply for the Contract or at a later date by contacting our Annuity Administrative Office. You specify the percentage allocations to which your Contract Value will be reallocated among the subaccounts (excluding the Fixed Account). If you have selected the GMIB Plus II rider, the Lifetime Withdrawal Guarantee II rider, or the Enhanced Death Benefit rider, the Fixed Account is available for the asset rebalancing program. The asset rebalancing program is not available if you have selected the Guaranteed Minimum Accumulation Benefit rider. On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the subaccounts to the extent necessary to return the allocation to your specifications. If the last day of the period you select is the 29th, 30th or 31st of the month, transfers are made on the 1st day of the following month. Asset rebalancing will continue until you notify us in writing or by telephone at our Annuity Administrative Office. Asset rebalancing cannot continue beyond the Maturity Date. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.

WITHDRAWALS

     Before annuitization, you may withdraw all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value determined as of the end of the business day that we receive your request at our Annuity Administration Office, reduced by the following amounts:

     --   any applicable Withdrawal Charge and

     --   the Contract Administrative Fee.

     We currently do not impose but reserve the right to deduct a premium tax charge on withdrawals or payment of Death Proceeds in certain states.

     See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS" for a description of these charges and when they apply.

     Restrictions. Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to withdraw your Contract Value.

     -- Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial withdrawals and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years.). (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     Because a withdrawal may result in adverse tax consequences, you should consult a qualified tax adviser before making the withdrawal. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     How to withdraw all or part of your Contract Value.

     -- You must submit a request to our Annuity Administrative Office. (See "Requests and Elections.")

     -- You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability if you would like to have the Withdrawal Charge waived. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.")

     -- You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed less favorably).

     -- We have to receive your withdrawal request in our Annuity Administrative Office prior to the Maturity Date or the Contract Owner's death.

     We will normally pay withdrawal proceeds within seven days after receipt of a request at the Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.") We may also withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     Amount of Withdrawal. We will base the amount of the withdrawal proceeds on the Accumulation Unit Values that are next computed after we receive the completed withdrawal request at our Annuity Administrative Office. However, if you choose to apply the withdrawal proceeds to a payment option, we will base the withdrawal proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial withdrawal is a minimum of $500 unless we consent otherwise. After a partial withdrawal, your remaining Contract Value must be at least $2,000, unless we consent to a lower amount. A partial withdrawal will reduce your Contract Value in the subaccounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

SYSTEMATIC WITHDRAWALS

     Under the Systematic Withdrawal feature you may withdraw equal dollar amounts of your Contract Value automatically on a monthly, quarterly, semi-annual or annual basis prior to annuitization. For all Classes other than the C Class, only monthly or quarterly withdrawals may be made during the 1st Contract Year. If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month. The annualized amount to be withdrawn cannot exceed 10% of total purchase payments, unless we agree otherwise. Currently a withdrawal must be a minimum of $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Withdrawal Charge will apply to amounts you receive under the Systematic Withdrawal program in the same manner as it applies to other partial withdrawals and withdrawals of Contract Value. (See "Withdrawal Charge.")

     If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Withdrawal Charge on the withdrawals at the same time that you are making the new purchase payments.

     You may only have one systematic withdrawal program in effect at any time.

     The federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the systematic withdrawal program sets forth additional terms and conditions.


SUSPENSION OF PAYMENTS

     We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between subaccounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission, so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.

INACTIVE CONTRACTS


     We may terminate this Contract by paying you the Contract Value in a lump sum if, prior to the date you choose to annuitize, you make no purchase payments for two consecutive Contract Years (unless otherwise specified by your state), the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 (or any lower amount required by federal tax law), and the Contract Value on or after the end of such two year period is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA, SEP, SIMPLE or other Qualified Contract.


OWNERSHIP RIGHTS

     During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

     These rights include the right to:

     --   change the Beneficiary

     -- change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules)

     --   assign the Contract (subject to limitations)

     --   change the payment option

     -- exercise all other rights, benefits, options and privileges allowed by the Contract or us.

     You may not change the ownership of your Contract without our consent. A change of ownership may terminate certain optional riders. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.

     Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

     Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "FEDERAL INCOME TAX CONSIDERATIONS" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A

Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax adviser.


     If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.


REQUESTS AND ELECTIONS

     We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     Subject to our restrictions on "market timing", requests for subaccount transfers, address changes or reallocation of future purchase payments may be made:

     -- By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

     --   Through your Registered Representative

     -- In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594

     --   By fax (515) 457-4301, or

     -- For transfers or reallocation of future purchase payments, by Internet at www.nef.com

     If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay, we will treat your request as having been received on the following business day.

     All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone, by fax, or through the Internet, subject to certain limitations. We may stop offering telephone, fax and Internet transactions at any time in our sole discretion.

     We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

     All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company's Annuity Administrative Office as described above.

CONFIRMING TRANSACTIONS

     We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

STATE VARIATIONS

     Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, age issuance limitations, transfer rights and limitations, the right to reject purchase payments, the right to assess transfer fees, and general availability of certain riders. However, please note that the maximum fees and charges for all features and benefits are set forth in the fee table in this prospectus. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.

                          ASSET-BASED INSURANCE CHARGE,
                     WITHDRAWAL CHARGE AND OTHER DEDUCTIONS

     We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

     -- Asset-Based Insurance Charge

     -- Contract Administrative Fee

     -- Withdrawal Charge

     -- For Contracts with an Enhanced Death Benefit Rider, an extra fee

     -- For Contracts with an Earnings Preservation Benefit Rider, an extra fee

     -- For Contracts with a GMIB Rider, an extra fee

     -- For Contracts with a GWB Rider, an extra fee

     -- For Contracts with the GMAB Rider, an extra fee

     -- Premium Tax Charge and Other Expenses

     We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Asset-Based Insurance Charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Eligible Fund operating expenses are shown beginning on page A-14.

ASSET-BASED INSURANCE CHARGE

     We impose an annual Asset-Based Insurance Charge on the Contract Value. The amount of the charge depends upon the Class of Contract you select, the features you choose for your Contract, and the subaccounts you select. We deduct this charge daily from the assets in each subaccount.

     This amount compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments that won't change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making and maintaining subaccounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and Dollar Cost Averaging.

     If the Asset-Based Insurance Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

     The chart below lists the amount of the Asset-Based Insurance Charge (as an annual percentage of the daily net assets of each subaccount) for each Class and for each death benefit option prior to annuitization.*

                                                    STANDARD    B PLUS
DEATH BENEFIT**                                       CLASS    CLASS***   C CLASS   L CLASS   P CLASS
---------------                                     --------   --------   -------   -------   -------
Standard Death Benefit...........................     1.25%      1.60%      1.60%     1.50%     1.15%
Annual Step-Up Death Benefit.....................     1.45%      1.80%      1.80%     1.70%     1.35%
Greater of Annual Step-Up or 5% Annual Increase
  Death Benefit..................................     1.60%      1.95%      1.95%     1.85%     1.50%


  * We currently impose an additional Asset-Based Insurance Charge of 0.25% of average daily net assets on the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Subaccounts. We reserve the right to impose an increased Asset-Based Insurance Charge on subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

 ** See below for an additional optional death benefit rider, the Enhanced Death
    Benefit, for which the charge is assessed on the "death benefit base" and deducted annually from the account value.

*** The Asset-Based Insurance Charge will be reduced on the B Plus Class by
    0.35% after the expiration of the 9-year Withdrawal Charge period.


     For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. The Asset-Based Insurance Charge for all Classes increases by 0.25% for subaccounts investing in the American Funds Insurance Series.


CONTRACT ADMINISTRATIVE FEE

     The annual Contract Administrative Fee is $30. This fee (along with a portion of the Asset-Based Insurance Charge) is for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

     We deduct the fee for the prior Contract Year from your Contract Value on each Contract Anniversary, if your Contract Value is less than $50,000, and at the time of a full withdrawal regardless of your Contract size, from each subaccount in the ratio that the Contract Value in the subaccounts bears to your total Contract Value (excluding the Fixed Account). We will deduct it, pro rata, at annuitization if your Contract Value is less than $50,000. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Contract Administrative Fee only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

WITHDRAWAL CHARGE

     We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Withdrawal Charge may apply on certain events ("withdrawal events"). (This includes withdrawals resulting from a request to divide the Contract Value due to divorce.) THIS CHARGE DOES NOT APPLY TO THE C CLASS. Withdrawal events are: (a) a full or partial withdrawal of your Contract (including withdrawals where you apply the proceeds to certain payment options);
(b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option; or (c) under Contracts issued in New York, the Annuity Date if as of that date a purchase payment has been invested for less than seven years on the Standard Class, nine years on the B Plus and P Class, and three years on the L Class.

     When you make a full withdrawal of your Contract, we take into account the Withdrawal Charge in calculating the proceeds you will receive. On a partial withdrawal, we deduct the Withdrawal Charge from the Contract Value remaining after deduction of the amount you requested. We take the Withdrawal Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value withdrawn.

     The Charge equals a percentage of each purchase payment withdrawn. Each purchase payment is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:

NUMBER OF
COMPLETE
YEARS FROM
RECEIPT OF       STANDARD
PURCHASE           CLASS   B PLUS CLASS  L CLASS  P CLASS
PAYMENT           CHARGE      CHARGE      CHARGE   CHARGE
----------       --------  ------------  -------  -------
     0.........      7%          9%         7%       8%
     1.........      6%          8%         6%       8%
     2.........      6%          8%         5%       8%
     3.........      5%          7%         0%       7%
     4.........      4%          6%         0%       6%
     5.........      3%          5%         0%       5%
     6.........      2%          4%         0%       4%
     7.........      0%          2%         0%       3%
     8.........      0%          2%         0%       2%
     9 and
       thereaf-
       ter.....      0%          0%         0%       0%


     On a Standard, B Plus, L, or P Class Contract in any Contract Year you may withdraw the free withdrawal amount without incurring the Withdrawal Charge.

     In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly or quarterly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments or the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge.

     We will attribute a withdrawal first to earnings, then to the free withdrawal amount, and then to remaining purchase payments. All withdrawals of purchase payments (including the free withdrawal amount) will result in the liquidation of purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.

     If your Contract Value is less than your total purchase payments due to negative investment performance or deduction of the Contract Administrative Fee, we apply the Withdrawal Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Withdrawal Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

     Waiver of the Withdrawal Charge. No Withdrawal Charge will apply to the Standard, L, P and B Plus Class:

     --   On the Maturity Date or payment of the Death Proceeds.

     -- If you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to withdrawal. We will base the portion of the Withdrawal Charge which applies on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Withdrawal Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Withdrawal Charge would expire. (See example in APPENDIX B.)

     -- On full or partial withdrawals if you, a Joint Owner, or Annuitant if the Contract is not owned by an individual, become terminally ill (as defined in the Contract), become chronically ill (as defined in the Contract), or are permanently and totally disabled (as defined in the Contract). These benefits are only available if you were not over age 65 (for the disability benefit) or age 80 (for the terminally ill or chronically ill benefit) when we issued the Contract, and may not be available in every state. These waivers are only applicable for the Standard, B Plus, L and P Class Contracts.

     -- On minimum distributions required by tax law. We currently waive the Withdrawal Charge on required minimum distributions from qualified contracts but only as to amounts required to be distributed from this contract. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous withdrawals were made during the Contract Year. (See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts.")


     -- If the amount of the Withdrawal Charge that would apply if not for this provision, (1) would constitute less than 0.50% of your Contract Value, and (2) you transfer your total Contract Value to certain eligible contracts issued by the Company or one of its affiliated companies.


     We may also waive the Withdrawal Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate.



ENHANCED DEATH BENEFIT RIDER


     If you select the Enhanced Death Benefit, and you are age 0-69 at issue, we will assess a charge during the accumulation phase equal to 0.75% of the death benefit base. If you are age 70-75 at issue, we will assess a charge during the accumulation phase equal to 0.95% of the death benefit base (see "THE CONTRACTS--Enhanced Death Benefit" for a discussion of how the death benefit base is determined). If your death benefit base is increased due to an Optional Step-Up, we may reset the rider charge to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we charge for the same rider available for new Contract purchases at the time of the Optional Step-Up. Starting with the first Contract Anniversary, the charge is assessed for the prior Contract Year at each Contract Anniversary, before any Optional Step-Up. If you make a full withdrawal (surrender) or if you begin to receive annuity payments at the annuity date, a pro rata portion of the charge will be assessed. The charge is deducted from your Contract Value pro rata from each subaccount, the Fixed Account and the EDCA account in the ratio each portfolio/account bears to your total Contract Value. We take amounts from the subaccounts by canceling accumulation units from the Separate Account.



     For Contracts issued from February 24, 2009 through May 1, 2009, the percentage charge for the Enhanced Death Benefit is 0.65% of the death benefit base if you are age 69 or younger at issue and 0.90% of the death benefit base if you are age 70-75 at issue. For Contracts issued prior to February 24, 2009, the percentage charge for the Enhanced Death Benefit is 0.65% of the death benefit base if you are age 69 or younger at issue and 0.85% of the death benefit base if you are age 70-75 at issue. For Contracts issued prior to May 4, 2009, if you elected both the Enhanced Death Benefit rider and the GMIB Plus II rider (described below), the percentage charge for the Enhanced Death Benefit is reduced by 0.05%.


EARNINGS PRESERVATION BENEFIT RIDER

     If you have selected the Earnings Preservation Benefit Rider, we impose a daily fee at the annual rate of 0.25% of average daily net assets in the subaccounts prior to annuitization.

GUARANTEED MINIMUM INCOME BENEFIT RIDER


     If you have selected a Guaranteed Minimum Income Benefit Rider ("GMIB")--either the GMIB Plus II or GMIB Plus I, or GMIB II or GMIB I, we impose a charge of 1.00% (for the GMIB Plus II), 0.80% (for the GMIB Plus I) and 0.50% (for the GMIB II or GMIB I) of the Income Base at the time the charge is assessed. For Contracts issued in New York State only, the GMIB Plus II rider charge is 0.95% of the Income Base at the time the charge is assessed. For the GMIB Plus II, if you elect an Optional Step-Up on any Contract Anniversary as permitted, we may reset the GMIB Rider Charge to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the rate we charge for the same rider available for new purchases at the time of the Optional Step-Up. For GMIB Plus I, if you elect an Optional Reset on any Contract Anniversary as permitted, we may increase the GMIB Plus I charge to the then current charge applicable to the same rider, but no more than a maximum of 1.50% of the Income Base. The rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account.



     GMIB II is no longer available for sale, effective for Contracts issued based on applications and necessary information received at our Annuity Service Center on and after May 4, 2009. GMIB I is not available for sale.

     For Contracts issued prior to February 24, 2009 for which the GMIB Plus II was elected, the rider charge equals 0.80% of the Income Base (0.75% of the Income Base for Contracts issued in New York State).



     For Contracts issued prior to February 26, 2007, the charge for the GMIB Plus I (prior to Optional Reset) is 0.75% of the Income Base. For Contracts issued from May 1, 2003 through April 30, 2005, the GMIB I charge is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts issued prior to February 15, 2003, the charge for the GMIB I is 0.15% lower (0.35% rather than 0.50%). See "GUARANTEED INCOME BENEFITS" for more information on how the charge is calculated. After annuitization, the charge for the Guaranteed Minimum Income Benefit Rider will not be assessed.


LIFETIME WITHDRAWAL GUARANTEE AND GUARANTEED WITHDRAWAL BENEFIT -- RIDER CHARGE


     There are two versions of the optional Lifetime Withdrawal Guarantee rider: the Lifetime Withdrawal Guarantee II rider and the Lifetime Withdrawal Guarantee I rider (collectively referred to as the Lifetime Withdrawal Guarantee riders). There are also two versions of the optional Guaranteed Withdrawal Benefit ("GWB") rider: the Enhanced GWB rider and the GWB I rider (collectively referred to as the Guaranteed Withdrawal Benefit riders). The GWB I rider is no longer available for sale. Please check with your registered representative regarding which versions are available in your state.



     If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Contract Value during the accumulation phase on each Contract Anniversary. The charge for the Lifetime Withdrawal Guarantee II rider is equal to 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Lifetime Withdrawal Guarantee II") on the applicable Contract Anniversary, after applying any 7.25% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary.





     For Contracts issued prior to February 24, 2009, the charge for the Lifetime Withdrawal Guarantee II rider is equal to 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Lifetime Withdrawal Guarantee II") on the applicable Contract Anniversary, after applying any 7.25% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary.


     The charge for the Lifetime Withdrawal Guarantee I rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable Contract Anniversary, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. The charge for the Enhanced GWB rider is equal to 0.55% of the Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Enhanced Guaranteed Withdrawal Benefit") on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. (For Contracts issued prior to July 16, 2007, the charge for the Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary.) The charge for the GWB I rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary.


     The LWG or GWB rider charge is deducted from your Contract Value pro rata from each subaccount, the Fixed Account and the Enhanced Dollar Cost Averaging ("EDCA") Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the subaccounts that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value, you apply your Contract Value to an annuity option, there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person), or the Contract terminates (except for a termination due to death), or (under the Lifetime Withdrawal Guarantee II rider) you assign your Contract, a pro rata portion of the rider charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change. If the Enhanced GWB, Lifetime Withdrawal Guarantee I or Lifetime Withdrawal Guarantee II rider is cancelled pursuant to the cancellation provisions of each rider, a pro rata portion of the rider charge will not be assessed based on the period from the Contract Anniversary to the date the cancellation takes effect.



     If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the Lifetime Withdrawal Guarantee II rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate we charge for the same rider available for new Contract purchases at the time of the Automatic Annual Step-Up. For Contracts issued prior to February 24, 2009, the Maximum Optional Step-Up Charge is 1.25% (Single Life version) or 1.50% (Joint Life version). If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current Contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If you elect an Optional Reset as permitted under the Enhanced GWB rider or the GWB I rider, we may increase the rider charge to the Enhanced GWB/GWB I rider charge applicable to current Contract purchases of the same rider at the time of the reset, but to no more than a maximum of 1.00% (for Enhanced GWB) or 0.95% (for GWB I) of the Guaranteed Withdrawal Amount. For Contracts issued prior to July 16, 2007, the maximum charge for the Enhanced GWB rider upon an Optional Reset is equal to 0.95% of the Guaranteed Withdrawal Amount.


     If one of the Lifetime Withdrawal Guarantee riders is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Lifetime Withdrawal Guarantee II") equals zero. If the Enhanced GWB or GWB I rider is in effect, the rider charge will not continue if your Benefit Base (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Enhanced Guaranteed Withdrawal Benefit") equals zero.

     Some of the descriptions of the GWB I rider may have changed subject to state approval of an endorsement.

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER


     The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale, effective for applications and necessary paperwork received on and after May 4, 2009. If you elected the GMAB, a charge is deducted from your Contract Value on each Contract Anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted from your Contract Value pro rata from your Contract's Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary. (See "GUARANTEED MINIMUM ACCUMULATION BENEFIT.")


PREMIUM AND OTHER TAX CHARGES

     We reserve the right to deduct from the purchase payments or Contract Value any taxes paid by us to any governmental entity relating to this Contract (including without limitation: premium taxes, federal, state and local withholding of income, estate, inheritance and other taxes required by law, and any new or increased state income taxes enacted). We will, at our sole discretion, determine when taxes relate to the Contract, including for example when they have resulted from: the investment experience of the Variable Account; receipt by us of purchase payments; commencement of annuity benefits; payment of death benefits; partial and full withdrawals; and any new or increased taxes which become effective that are imposed on us and which relate to purchase payments, earnings, gains, losses, fees, and charges under the Contract. We may, at our sole discretion, pay taxes when due and make a deduction for such taxes from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

     Most states impose a premium tax liability on the date when annuity benefits commence. In those states, we deduct the premium tax charge from the Contract Value on that date. To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Owner when a withdrawal is made or Death Proceeds are paid and to the state of residence of the annuitant when annuity benefits commence. In South Dakota, we reserve the right to deduct the premium tax charge at the earliest of: a full or partial withdrawal of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision).

     Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. For contracts sold in California to 408(a) IRA Trusts, the premium tax charge is 2.35%. See Appendix C for a list of premium tax rates.


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OTHER EXPENSES

     An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectus and Statement of Additional Information of the Eligible Funds describe these deductions and expenses.

                                ANNUITY PAYMENTS

ELECTION OF ANNUITY

     The annuity period begins at the Maturity Date or at any earlier date you choose to annuitize and provides for payments to be made to the Payee. You may apply your Contract Value to one of the payment options listed below (or a comparable fixed option).

     We base the Maturity Date of your Contract on the age of the Annuitant. The Maturity Date is the later of (i) the date when the Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law) or
(ii) 10 years from the date of issue (this requirement may be changed). If your Contract is acquired pursuant to an exchange from an old contract (see "THE CONTRACTS-- Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract.

     Upon the death of an Annuitant who is not the Owner or Joint Owner, during the Accumulation Period, the Owner automatically becomes the Annuitant, unless the Owner chooses a new Annuitant subject to our underwriting rules in effect at the time of the request for this change. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of an Owner. If you change the Annuitant, or the Owner becomes the Annuitant because of the original Annuitant's death, we will change the Maturity Date, if necessary, so that it is the date when the new Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).


     Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to annuitization. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and the sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Annuity Payments.")


     Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

     There are several annuity payment options. You may select one of the payment options prior to the Annuity Date, at full or partial withdrawal, or when death proceeds are payable. (Some options are not available for death proceeds.)

     For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

     In addition to the annuity options described below, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Contract Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from Qualified Contracts. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." We intend to make this payment option available to both tax qualified and non-tax qualified Contracts.


     You select an annuity payment option by written request to us and subject to any applicable federal tax law restrictions.



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     The Contract offers the variable annuity payment options listed below.

          Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

          Variable Life Income. We will make variable payments which will continue: while the Payee is living* ; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

          Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

          Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

     You may be able to purchase the Contract as the beneficiary of a deceased person's Individual Retirement Account. If you do so, you must take distribution of the Contract Value in accordance with the minimum required distribution rules set forth in the Internal Revenue Code and IRS regulations. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." Under certain circumstances, you may satisfy those requirements by electing an annuity option, but you may only elect an annuity option that is available for Death Proceeds. You may choose any optional death benefit available under the Contract, but certain other Contract provisions and programs will not be available. Upon your death, the Death Proceeds would be required to be distributed to your Beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

     Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

     You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

     Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

     - The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     - The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.


     - The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.



----------
* It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.


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

     A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.


     The availability of certain annuity payment options may be restricted on account of Company policy, administrative procedures, and federal tax law which, among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.



     We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. THE ASSET-BASED INSURANCE CHARGE FOR ALL CLASSES INCREASES BY 0.25% FOR SUBACCOUNTS INVESTING IN THE AMERICAN FUNDS INSURANCE SERIES. Charges for the Guaranteed Minimum Income Benefit and the Earnings Preservation Benefit Rider will not be assessed after annuitization.


AMOUNT OF ANNUITY PAYMENTS

     At the Annuity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, Contract Administrative Fee, and Withdrawal Charges) is applied toward the purchase of annuity payments. We determine the amount of variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.


     The Fixed Account is not available under variable payment options. Additionally, during the Annuity Period, the following subaccounts are currently not available: American Funds Balanced Allocation, American Funds Bond, American Funds Growth Allocation, American Funds Moderate Allocation, BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Clarion Global Real Estate, SSgA Growth and Income ETF, SSgA Growth ETF, Davis Venture Value, FI Value Leaders, Met/Artisan Mid Cap Value, Jennison Growth, Artio International Stock, Loomis Sayles Small Cap Core, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy, Met/Templeton Growth, MetLife Aggressive Allocation, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MFS(R) Total Return, MFS(R) Value, Oppenheimer Capital Appreciation, Oppenheimer Global Equity, PIMCO Inflation Protected Bond, T. Rowe Price Large Cap Growth, T. Rowe Price Small Cap Growth, Western Asset Management Strategic Bond Opportunities, and Western Asset Management U.S. Government subaccounts. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period.


     We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

     When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.


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

     If you own a B Plus Class Contract and choose to annuitize under a fixed or variable payment option during the 9-year Withdrawal Charge period, your annuity payments will be based on a different set of current annuity purchase rates than our other Classes. Additionally, our guaranteed rates for fixed or variable annuity payments will be different for B Plus Class Contracts than for other Classes. The effect of these different rates would be to lower your annuity payments.

     For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

                                 LIVING BENEFITS

OVERVIEW OF LIVING BENEFIT RIDERS


     We offer a suite of optional living benefit riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at Contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider. We currently offer two types of living benefit riders--guaranteed income benefits and guaranteed withdrawal benefits:


Guaranteed Income Benefits

     -- Guaranteed Minimum Income Benefit Plus (GMIB Plus II and GMIB Plus I)

     -- Guaranteed Minimum Income Benefit (GMIB II and GMIB I)

     Our guaranteed income benefit riders are designed to allow you to invest your Contract Value in the market while at the same time assuring a specified guaranteed level of minimum fixed annuity payments if you elect to annuitize. The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Contract Value at the time you annuitize. Prior to exercising the rider and annuitizing your Contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.

Guaranteed Withdrawal Benefits

     -- Lifetime Withdrawal Guarantee (Lifetime Withdrawal Guarantee II and
        Lifetime Withdrawal Guarantee I)

     -- Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB)

     -- Guaranteed Withdrawal Benefit (GWB I)

     The guaranteed withdrawal benefit riders are designed to guarantee that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals without annuitizing, regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum amount allowed under the rider.


     With the Lifetime Withdrawal Guarantee (LWG) riders, you get the same benefits, but in addition, if you make your first withdrawal on or after the date you reach age 59 1/2, you are guaranteed income (without annuitizing) for your life (and the life of your spouse, if the Joint Life version of the rider was elected and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation), even after the entire amount of purchase payments has been returned.


Guaranteed Asset Accumulation Benefit




     Prior to May 4, 2009, we offered the Guaranteed Minimum Accumulation Benefit (GMAB). The GMAB is designed to guarantee that your Contract Value will not be less than a minimum amount at the end of the 10-year waiting period. The amount of the guarantee depends on which of three permitted subaccounts you select.



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                           GUARANTEED INCOME BENEFITS

     At the time you buy the Contract, you may elect a guaranteed income benefit rider, called a Guaranteed Minimum Income Benefit (GMIB), for an additional charge. Each version of these riders is designed to guarantee a predictable, minimum level of fixed annuity payments, regardless of investment performance during the accumulation phase. HOWEVER, IF APPLYING YOUR ACTUAL CONTRACT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE RIDER) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS AND THUS YOU WILL HAVE PAID FOR THE RIDER EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the rider, you may make specified withdrawals that reduce your Income Base (as explained below) during the accumulation phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.


     There are four versions of the GMIB under this Contract:


     -- GMIB Plus II

     -- GMIB Plus I (formerly, the Predictor Plus)

     -- GMIB II (formerly, the Predictor)

     -- GMIB I


     Please check with your registered representative regarding whether GMIB Plus II or GMIB Plus I is available in your state. GMIB II is no longer available for sale, effective for Contracts issued based on applications and necessary information received at our Annuity Administrative Office on and after May 4, 2009. GMIB I is not available for sale.



     Additionally, there may be versions of each rider that vary by issue date and state availability. Please check with your registered representative regarding which version(s) are available in your state. You may not have this benefit and an LWG, GWB or GMAB rider in effect at the same time. Once elected, the rider cannot be terminated except as discussed below.


FACTS ABOUT GUARANTEED INCOME BENEFIT RIDERS

     INCOME BASE AND GMIB ANNUITY PAYMENTS. Under all versions of the GMIB, we calculate an "Income Base" (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB rider and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR CONTRACT VALUE OR A MINIMUM RETURN FOR ANY SUBACCOUNT. For purposes of calculating the Income Base, the B Plus Class bonus credits are not included. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, you may exercise the rider. We then will apply the Income Base calculated at the time of exercise to the conservative GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly annuity payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment). Partial annuitizations are not permitted under the GMIB riders. Applicable Withdrawal Charges on the date that you exercise the Rider will be deducted from the Income Base. We also reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.


     THE GMIB RIDER CHARGE. Rider charges are 1.00% for GMIB Plus II, 0.80% for GMIB Plus I and 0.50% of the Income Base for GMIB II and GMIB I at the time the charge is assessed. If your Income Base is increased due to an Optional Step-Up under the GMIB Plus II rider, we may reset the rider charge to a rate that does not exceed lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we charge for the same rider available for new Contract purchases at the time of the Optional Step-Up. If your Income Base is increased due to an Optional Reset under the GMIB Plus I rider, we may increase the rider charge to the charge applicable to Contract purchases of the same rider at the time of the increase, but to no more than a maximum of 1.50%. For Contracts issued prior to February 24, 2009 for which the GMIB Plus II was elected, the rider charge equals 0.80% of the Income Base. For Contracts issued prior to February 26, 2007 for which the GMIB Plus I was elected, the rider charge equals 0.75% of the Income Base.


     The charge is assessed at the first Contract Anniversary, and then at each subsequent Contract Anniversary up to and including the anniversary on or immediately preceding the date the Rider is exercised. Upon full withdrawal or annuitization, the rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. For Contracts issued from May 1, 2003 and prior to May 1, 2005, the charge for the GMIB I and GMIB II is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit

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or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For
Contracts applied for prior to February 15, 2003 the charge for the Guaranteed Minimum Income Benefit is 0.15% lower (0.35% rather than 0.50%).

     The GMIB Rider Charge will result in the cancellation of Accumulation Units from each applicable subaccount of the Variable Account and/or a reduction in the Contract Value allocated to the Fixed Account in the ratio the Contract Value in a subaccount and/or the Fixed Account bears to the total Contract Value. For Contracts issued on and after May 1, 2003, the Fixed Account is not available in the state of New York if you have selected a GMIB rider.



     THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. For GMIB Plus II in Contracts issued after May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set-back with interest of 1.5% per annum. For GMIB Plus II in Contracts issued from February 24, 2009 through May 1, 2009 in all states except New York and prior to May 1, 2009 in New York State, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 1.5% per annum. For GMIB Plus II in Contracts issued in all states except New York before February 24, 2009, and for GMIB Plus I, GMIB II and GMIB I, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex (where permitted by law), and the annuity option you select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85.


     The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Contract Value on your annuity date to then-current annuity purchase rates.


     If you exercise the GMIB rider, your annuity payments will be the greater of:


     -- the annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or

     -- the annuity payment determined for the same annuity option in accordance with the base Contract. (See "ANNUITY PAYMENTS".)

     If you choose not to receive annuity payments as guaranteed under the rider, you may elect any of the annuity options available under the Contract.


     OWNERSHIP. If the Owner is a natural person, the Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the Income Base and GMIB annuity payments. If Joint Owners are named, the age of the older Joint Owner will be used to determine the Income Base and GMIB annuity payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, "you" always means the Owner or oldest Joint Owner or, if the owner is a non-natural person, the Annuitant.



     GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS. The GMIB may have limited usefulness in connection with a Qualified Contract, such as an IRA (see "FEDERAL INCOME TAX CONSIDERATIONS -- Taxation of Qualified Contracts"), in circumstances where, due to the 10-year waiting period after purchase (and, for the GMIB Plus II and GMIB Plus II, after an Optional Reset/Step-Up) the Owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar-for-dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your tax adviser prior to electing a GMIB rider.



     Additionally, the GMIB is not available for purchase by a Beneficiary under a decedent's Non-Qualified Contract (see "FEDERAL INCOME TAX CONSIDERATIONS
-- Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a Beneficiary after the death of the owner or after the death of the annuitant in certain cases). The GMIB benefit may not be exercised until 10 years after purchase, and the benefit provides guaranteed monthly fixed income payments for life (or joint lives, if applicable), with payments guaranteed for a specified number of years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the Owner's death, and also prohibit payments for as long as the Beneficiary's life in certain circumstances.


     (See Appendix D for examples of the GMIB.)


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DESCRIPTION OF GMIB PLUS II


     In states where approved, the version of the GMIB Plus II described below is available for Contracts issued based on applications and necessary information that we receive in good order at our Annuity Administrative Office on and after May 4, 2009. In order for us to issue you the previous version of this rider (that has different features), we must receive your application and necessary information at our Annuity Administrative Office, in good order, before the close of the New York Stock Exchange on May 1, 2009.



     In states where approved, GMIB Plus II rider is available only for Owners up through age 78, and you can only elect GMIB Plus II at the time you purchase the Contract. GMIB Plus II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary prior to the Owner's 91st birthday.


     Income Base. The Income Base is the greater of (a) or (b) below.

          (a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

          (b) Annual Increase Amount: On the issue date, the "Annual Increase Amount" is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the Contract will be treated as if they were received on the date we issue the Contract.) Thereafter, the Annual Increase Amount is equal to (i) less
     (ii), where:


               (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the Contract Anniversary prior to the Owner's 91st birthday and 0% thereafter; and


               (ii) is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a Contract Year are determined according to (1) or (2) as defined below:

                    (1) The withdrawal adjustment for each withdrawal in a
               Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributed to that withdrawal (including any applicable Withdrawal Charge); or


                    (2) If total withdrawals in a Contract Year are 5% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.


     (See section (1) of Appendix D for examples of the calculation of the withdrawal adjustment.)


     For Contracts issued in New York State, the Annual Increase Amount shall not exceed 270% of total purchase payments or, if greater, 270% of the Annual Increase Amount as of the most recent Optional Step-Up.


     In determining GMIB Plus II annuity income, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.


     OPTIONAL STEP-UP. On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Contract Value. An Optional Step-Up may be beneficial if your Contract Value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET GMIB PLUS II RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF (A) MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE WE CHARGE


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FOR THE SAME RIDER AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE
OPTIONAL STEP-UP. An Optional Step-Up is permitted only if: (1) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and
(2)the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.


     You may elect either: 1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or 2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing at our Annuity Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. If you discontinue Automatic Annual Step-Ups, the GMIB Plus II rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.

     We must receive your request to exercise the Optional Step-Up in writing at our Annuity Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.


     The Optional Step-Up:



          (1) resets the Annual Increase Amount to the Contract Value on the Contract Anniversary following the receipt of an Optional Step-Up election;



          (2) resets GMIB Plus II waiting period to the tenth Contract Anniversary following the date the Optional Step-Up took effect; and



          (3) may reset GMIB Plus II rider charge to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we charge for the same rider available for new Contract purchases at the time of the Optional Step-Up.



     For Contracts issued in New York State, an Optional Step-Up also resets the maximum Annual Increase Amount to 270% multiplied by the reset Annual Increase Amount (if greater than the maximum Annual Increase Amount prior to the Optional Step-Up). On the date of the Optional Step-Up, the Contract Value on that day will be treated as a single purchase payment received on the date of the Step-Up for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Step-Up.


     INVESTMENT ALLOCATION RESTRICTIONS. If you elect GMIB Plus II, there are certain investment allocation restrictions. (See "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders.") If you elect GMIB Plus II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination subaccounts are selected in accordance with the investment allocation restrictions.

     GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that Contract Anniversary.

     By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Contract Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB Plus II payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:

          (a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and

          (b) the Contract Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.


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     The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable subaccount in the ratio the portion of the Contract Value in such subaccount bears to the total Contract Value in all subaccounts. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Contract Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus II for this feature.

     The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB PLUS II RIDER WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The variable annuity Contract, however, will continue, and the GMIB Plus II investment allocation restrictions, described above, will no longer apply.

     EXERCISING THE GMIB PLUS II RIDER. If you exercise GMIB Plus II, you must elect to receive annuity payments under one of the following fixed annuity options:


          (1) Life annuity with 5 years of annuity payments guaranteed.





          (2) Joint and last survivor annuity with 5 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint Annuitants (who are not spouses) is greater than 10 years. (See "ANNUITY PAYMENTS.")



Option (2) is available in New York State only if the youngest Annuitant is age 35 or older. These options are described in the Contract and the GMIB Plus II rider. Partial annuitizations are not permitted. We reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.



     The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum for GMIB Plus II. As with other payout types, the amount you receive as an income payment also depends on your age, your sex (where permitted by law), and the annuity option you select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR CONTRACT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.


     If you exercise GMIB Plus II, your annuity payments will be the greater of:

     -- the annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or

     -- the annuity payment determined for the same annuity option in accordance with the base Contract. (See "ANNUITY PAYMENTS.")

     If the amount of the guaranteed minimum lifetime income that the GMIB Plus II produces is less than the amount of annuity income that would be provided by applying Contract Value on the annuity date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.

     If you take a full withdrawal of your Contract Value, your Contract is terminated by us due to its small Contract Value and inactivity (see "THE CONTRACTS--Inactive Contracts"), or your Contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.


     The GMIB purchase payout rates are enhanced under the following circumstances (not applicable to Contracts issued in New York State). If:



     -- you begin withdrawals on or after your 62nd birthday;



     -- your Contract Value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an Income Base remaining; and



     -- the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;



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     then the annual annuity payments under the GMIB Plus II rider will equal or exceed 5.5% of the Annual Increase Amount (calculated on the date the payments are determined).



     Alternatively, if:



     -- you begin withdrawals on or after your 60th birthday;



     -- your Contract Value is fully withdrawn or decreases to zero at or after your 60th birthday and there is an Income Base remaining; and



     -- the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;



     then the annual annuity payments under the GMIB Plus II rider will equal or exceed 5% of the Income Base (calculated on the date the payments are determined).


     If you choose not to receive annuity payments as guaranteed under GMIB Plus II, you may elect any of the annuity options available under the Contract.

     TERMINATING THE GMIB PLUS II RIDER. Except as otherwise provided in GMIB Plus II rider, the GMIB Plus II will terminate upon the earliest of:


          a) The 30th day following the Contract Anniversary prior to your 91st birthday;



          b) The date you make a complete withdrawal of your Contract Value (if there is an Income Base remaining, you will receive payments based on the remaining Income Base);


          c) The date you elect to receive annuity payments under the Contract and you do not elect to receive payments under the GMIB;

          d) Death of the Owner or Joint Owner (unless the spouse (aged 89 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;

          e) A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the Contract, unless we agree otherwise;

          f) The effective date of the Guaranteed Principal Option; or

          g) The date you assign your Contract, subject to our administrative procedures.

     When GMIB Plus II rider terminates, the corresponding GMIB Plus II rider charge terminates and the GMIB Plus II investment allocation restrictions no longer apply.

     (See Appendix D for examples illustrating the operation of GMIB Plus II.)


     For Contracts issued in all states except New York from February 24, 2009 through May 1, 2009, the following differences apply:



          (1) The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter.



          (2) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year.



          (3) Different investment allocation restrictions apply. (See "THE CONTRACTS -- Allocation of Purchase Payments -- Investment Allocation Restrictions for Certain Riders.")



          (4) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).



          (5) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 1.5% per annum.



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          (6) The GMIB payout rates are enhanced to be at least (a) 6% of the
     Income Base (calculated on the date the payments are determined) in the event: (i) you begin withdrawals on or after your 62nd birthday; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 62nd birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed, or (b) 5% of the Income Base (calculated on the date the payments are determined) if: (i) you begin withdrawals on or after your 60th birthday; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.



     For Contracts issued in all states except New York before February 24, 2009, differences (1) through (4) above apply, and the following replaces differences (5) and (6):



          (5) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum.
     (6) The GMIB payout rates are enhanced to be at least 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you begin withdrawals on or after your 60th birthday; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.



     For Contracts issued in New York State on or prior to May 1, 2009, differences (1), (2) and (3) apply, the following replaces differences (4), (5) and (6), and there is an additional difference (7):



          (4) The GMIB annuity rates for ages 85-90 are the same as those for age 84;



          (5) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 1.5% per annum.



          (6) The joint and last survivor annuity option is only available if the oldest annuitant's attained age is 55 or older.



          (7) The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up;


DESCRIPTION OF GMIB PLUS I (FORMERLY, THE PREDICTOR PLUS)

     In states where GMIB Plus I has been approved and GMIB Plus II has not been approved, GMIB Plus I is available only for Owners up through age 75, and you can only elect GMIB Plus I at the time you purchase the Contract. We may refer to GMIB Plus I as the Predictor Plus in marketing material or other communications. GMIB Plus I may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday.

     GMIB Plus I is otherwise identical to GMIB Plus II, with the following exceptions:

          (1) The GMIB Plus I Income Base is calculated as described above, except that the annual increase rate is 6% per year through the Contract Anniversary on or following the Owner's 85th birthday and 0% thereafter.

          (2) An "Optional Step-Up" under GMIB Plus II rider is referred to as an "Optional Reset" under the GMIB Plus I rider. An Optional Reset is permitted only if: (a) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and (b) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.

          (3) If your Income Base is increased due to an Optional Reset under the GMIB Plus I rider, we may increase the rider charge to the charge applicable to Contract purchases of the same rider at the time of the increase, but to no more than a maximum of 1.50%.

          (4) The Guaranteed Principal Option may be exercised on each Contract Anniversary starting with the tenth Contract Anniversary and through the contract anniversary prior to the Owner's 86th birthday.

          (5) We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for a Class of the Contract. We are waiving this right with respect to purchasers of the Contract offered by this prospectus who elect or have elected the GMIB Plus I rider and will allow Optional Resets by those purchasers even if this benefit is no longer offered for a Class of Contract.


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          (6) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).


          (7) Termination provision g) above does not apply, and the following replaces termination provision a), above:

               The 30th day following the Contract Anniversary on or following your 85th birthday.

          and the following replaces termination provision d), above:

               Death of the Owner or Joint Owner (unless the spouse (age 84 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract.


          (8) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum.



          (9) If approved in your state, the GMIB payout rates are enhanced to be at least 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you begin withdrawals on or after your 60th birthday; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and
     (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.



          (10) If you elect GMIB Plus I, you are limited to allocating your purchase payments and Contract Value among the Fixed Account and/or following subaccounts:



               (a) the MetLife Conservative Allocation Portfolio



               (b) the MetLife Conservative to Moderate Allocation Portfolio



               (c) the MetLife Moderate Allocation Portfolio



               (d) the MetLife Moderate to Aggressive Allocation Portfolio



               (e) the American Funds Moderate Allocation Portfolio



               (f) the American Funds Balanced Allocation Portfolio



               (g) the American Funds Growth Allocation Portfolio



               (h) the Met/Franklin Templeton Founding Strategy Portfolio



               (i) the SSgA Growth and Income ETF Portfolio



               (j) the SSgA Growth ETF Portfolio



               (k) the BlackRock Money Market Portfolio.


     You may elect to participate in the EDCA program, provided that your destination subaccounts are one or more of the above-listed subaccounts.


     For Contracts issued before July 16, 2007, the enhanced GMIB purchase payout rates described in item (9) above will not be applied.


     For Contracts issued before February 26, 2007, we offered a version of GMIB Plus I that is no longer available. Under this prior version, when we calculate the Annual Increase Amount: (1) the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner's 85th birthday; and (2) the amount of total withdrawal adjustments for a Contract Year will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year. The rider charge for this prior version of GMIB Plus I is 0.75% of the Income Base (with a maximum charge of up to 1.50% upon the exercise of the Optional Reset feature). (See Appendix D for examples of the GMIB.)

     For Contracts issued before February 27, 2006, you may elect an Optional Reset under GMIB Plus I as described above, except that: 1) you may elect an Optional Reset on any Contract Anniversary only on or after the third Contract

                                      A-69

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Anniversary, and you may then elect an Optional Reset at any subsequent Contract
Anniversary only if it has been at least three years since the last Optional Reset; and 2) you are required to affirmatively elect an Optional Reset in accordance with the procedures described above; the Automatic Annual Step-Up feature is not available. Subject to state approval, we will enhance your Contract to change the frequency of the Optional Resets from every third
Contract Anniversary to every Contract Anniversary. You will also be able to elect Automatic Annual Step-Ups, as described above.

DESCRIPTION OF GMIB II (FORMERLY, THE PREDICTOR)


     The GMIB II rider is no longer available for sale, effective for Contracts issued based on applications and necessary information received at our Annuity Administrative Office on and after May 4, 2009.



     In states where approved, GMIB II was available only for Owners up through age 75, and you can only elect GMIB II at the time you purchase the Contract. GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday. We may refer to GMIB II as the Predictor in marketing materials or other communications.


     GMIB II is otherwise identical to GMIB Plus II, with the following exceptions:

          (1) The additional charge for GMIB II is lower (see "ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Guaranteed Minimum Income Benefit Rider").

          (2) The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:

               a. the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner's 85th birthday and 0% thereafter, and

               b. the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph (b)(ii)(2) of the "Income Base" section of "Description of GMIB Plus II" above will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.

          (3) There is no Guaranteed Principal Option.

          (4) There is no Optional Reset feature.




          (5) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).



          (6) The GMIB Annuity Table is the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum and GMIB payout rates are not enhanced.



          (7) The following replaces termination provision a), above:


     The 30th day following the Contract Anniversary on or following your 85th birthday.


          (8) The following replaces termination provision d), above:


               Death of the owner or joint owner (unless the spouse (age 84 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract.


          (9) The following replaces termination provision e), above:


               A change for any reason of the Owner or Joint Owner or the Annuitant if a non-natural person owns the Contract.


          (10) Termination provisions f) and g), above, do not apply.



                                      A-70

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          (11) There are no limitations to how you may allocate your purchase payments and Contract Value among the subaccounts, and you may participate in the Dollar Cost Averaging (DCA) program.


     (See Appendix D for examples illustrating the operation of GMIB II.)

DESCRIPTION OF GMIB I


     The GMIB I Rider is not available for sale.



     In states where approved, you could only elect GMIB I at the time you purchased the Contract and if you were age 75 or less. Once elected, the rider cannot be terminated except as described below. GMIB I may be exercised after a 10-year waiting period, up through age 85, within 30 days following a Contract Anniversary.


     GMIB I is identical to GMIB II, with the following exceptions:

          (1) The GMIB I Income Base is calculated as described above in "Description of GMIB Plus II--Income Base", except that:

               a) Withdrawals may be payable as you direct without affecting the withdrawal adjustments;


               b) The annual increase rate is 6% per year through the Contract Anniversary immediately prior to the Owner's 81st birthday and 0% thereafter; and



               (c) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or previous Contract Anniversary, if later, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals in that Contract Year.


          (2) The following replaces termination provision d), above:

          Death of the Owner or death of the Annuitant if a non-natural person owns the Contract.

          (3) If you take a full withdrawal of your Contract Value, your Contract is terminated by us due to its small Contract Value and inactivity (see "THE CONTRACTS--Inactive Contracts"), or your Contract lapses, the GMIB I rider terminates (even if there remains any Income Base) and no payments will be made under the rider.

     We currently waive the contractual requirement that terminates the GMIB I rider in the event of the death of the Owner in circumstances where the spouse of the Owner elects to continue the Contract. (See "THE CONTRACTS--Options for Death Proceeds.") In such event, the GMIB I rider will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the Contract offered by this prospectus who have elected GMIB I.

                         GUARANTEED WITHDRAWAL BENEFITS


     We offer optional guaranteed withdrawal benefit riders for an additional charge. There are four different versions of the GWB under this Contract:


     -- Lifetime Withdrawal Guarantee II ("LWG II")

     -- Lifetime Withdrawal Guarantee I ("LWG I")

     -- Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB")

     -- Guaranteed Withdrawal Benefit I ("GWB I")


     LWG I is only offered in states where LWG II has not yet been approved. GWB I is no longer available for sale. Additionally, there may be versions of each rider that vary by issue date and state availability. Please check with your registered representative regarding which version(s) are available in your state.


     Each of the guaranteed withdrawal benefit riders guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee riders guarantee income, without annuitizing the Contract, for your life (and the life of your spouse, if the Joint Life version of the rider

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was elected, and your spouse elects to continue the Contract and is at least age
59 1/2 at continuation), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II" below.)


     If you purchase a guaranteed withdrawal benefit rider, you must elect one version at the time you purchase the Contract, prior to age 86. Contracts issued in New York State are subject to the following issue age requirements for the Lifetime Withdrawal Guarantee I: (1) the owner or oldest joint owner (or annuitant if the owner is a non-natural person) is at least 60 years old for the Single Life Version and (2) the Joint Life Version must be owned by joint owners who are spouses, each of whom is at least 63 years old (because of the requirement that the Contract be owned by joint owners, in New York the Joint Life Version is only available for Non-Qualified Contracts). You may not have this benefit and another living benefit (GMIB or GMAB) or the Enhanced Death Benefit rider in effect at the same time. Once elected, these riders may not be terminated except as stated below.


FACTS ABOUT GUARANTEED WITHDRAWAL BENEFIT RIDERS

     MANAGING WITHDRAWALS. The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee a Contract Value or minimum return for any subaccount. The Benefit Base (as described below) under the GWB I and Enhanced GWB riders, and the Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee rider, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee riders after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Contract Value to the purchase payments credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See "Description of the Lifetime Withdrawal Guarantee II--Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and Withdrawal Charges may apply to withdrawals during the first Contract Year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Withdrawal Charge.")

     IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS) UNTIL TERMINATION OF THE RIDER.

     GWB AND LWG RIDER CHARGES. If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Contract Value during the accumulation phase on each Contract Anniversary. The rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. The Fixed Account is not available for Contracts purchased in the state of New York if you have selected a guaranteed withdrawal benefit.


     The charge for the Lifetime Withdrawal Guarantee II rider is equal to 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Description of the Lifetime Withdrawal Guarantee
II -- Total Guaranteed Withdrawal Amount") on the applicable Contract Anniversary, after applying any 7.25% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. For Contracts issued prior to February 24, 2009, the charge for the Lifetime Withdrawal Guarantee II rider is equal to 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable Contract Anniversary, after applying any 7.25% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. The charge for the Lifetime Withdrawal Guarantee I rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable Contract Anniversary, after applying any 5% Compounding Income Amount and prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the Lifetime Withdrawal Guarantee II rider charge to a rate we shall determine that does not exceed the Maximum Optional Step-Up Charge of 1.50% (Single Life version) or 1.80% (Joint Life version), provided that this rate will not exceed the rate currently applicable to the same rider available for new contract purchases at the time of the Step-Up. For Contracts issued prior to February 24, 2009, the Maximum Optional Step-up Charge is 1.25% (Single Life version) or 1.50% (Joint Life version). If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider,


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we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If one of the Lifetime Withdrawal Guarantee riders is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "Description of the Lifetime Withdrawal Guarantee II -- Remaining Guaranteed Withdrawal Amount") equals zero.

     The charge for the Enhanced GWB rider is equal to 0.55% of the Guaranteed Withdrawal Amount (see "Description of the Enhanced Guaranteed Withdrawal Benefit -- Guaranteed Withdrawal Amount") on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. (For Contracts issued prior to July 16, 2007, the charge for the Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary.) The charge for the GWB I rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. If you elect an Optional Reset as permitted under the Enhanced GWB rider or the GWB I rider, we may increase the rider charge to the Enhanced GWB/GWB I rider charge applicable to current Contract purchases of the same rider at the time of the reset, but to no more than a maximum of 1.00% (for Enhanced GWB) or 0.95% (for GWB I) of the Guaranteed Withdrawal Amount. (For contracts issued prior to July 16, 2007, the maximum charge for the Enhanced GWB rider upon an Optional Reset is equal to 0.95% of the Guaranteed Withdrawal Amount.) If the Enhanced GWB or GWB I rider is in effect, the rider charge will not continue if your Benefit Base (see "Description of the Enhanced Guaranteed Withdrawal Benefit -- Benefit Base") equals zero.

     WITHDRAWAL CHARGE. We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 9% of purchase payments taken in the first nine years following receipt of the applicable purchase payment. (See "ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Withdrawal Charge" and "THE CONTRACTS--Systematic Withdrawals.")

     TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.

     TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE GWB AND LWG RIDERS IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE BENEFIT BASE (REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE LIFETIME WITHDRAWAL GUARANTEE RIDERS) AT THE TIME OF THE WITHDRAWAL, IF THE BENEFIT BASE (OR REMAINING GUARANTEED WITHDRAWAL AMOUNT) IS GREATER THAN THE CONTRACT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISOR PRIOR TO PURCHASE.

     GWB, LIFETIME WITHDRAWAL GUARANTEE AND DECEDENT CONTRACTS. The Lifetime Withdrawal Guarantee is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing the lifetime payments under the Lifetime Withdrawal Guarantee.

     Note that the Enhanced GWB and GWB I riders are not available for purchase by a beneficiary under a decedent's Non-Qualified Contract.

     (See Appendix E for examples of the GWB riders.)

DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE II


     In states where approved, the version of the Lifetime Withdrawal Guarantee II described below is available for Contracts issued based on applications and necessary information that we receive in good order at our Annuity Administrative Office on and after May 4, 2009. In order for us to issue you the previous version of this rider (that has different investment allocation restrictions -- see "THE CONTRACTS -- Allocation of Purchase
Payments -- Investment Allocation Restrictions for Certain Riders"), we must receive your application and necessary information at our Annuity Administrative Office, in good order, before the close of the New York Stock Exchange on May 1, 2009.



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     TOTAL GUARANTEED WITHDRAWAL AMOUNT.  While the Lifetime Withdrawal
Guarantee II rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount . The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. For purposes of calculating the Total Guaranteed Withdrawal Amount, the B Plus Class bonus credits are not included. If you take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceeds the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any Withdrawal Charge) reduces the Contract Value. We refer to this type of withdrawal as an Excess Withdrawal.


     REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount you are guaranteed to receive over time. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount by the amount of the Non-Excess Withdrawal (including any applicable Withdrawal Charges). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charges) reduces the Contract Value.


     7.25% COMPOUNDING INCOME AMOUNT. For Contracts issued in all states except New York, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.



         6% Compounding Income Amount (New York State only). For Contracts issued in New York State, if you elect the Single Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date you reach age 63, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). If the first withdrawal is taken before the Contract Anniversary following the date you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.



         If you elect the Joint Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66 , until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We may increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the Contract Anniversary following the date the youngest spouse reaches age 66 , the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.



     ANNUAL BENEFIT PAYMENT. For Contracts issued in all states except New York, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal on or after the date you reach age 76). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 7.25% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal on or after the date you reach age 76).



         Annual Benefit Payment (New York State only). For Contracts issued in New York State, if you elect the Single Life Version of LWG II, the Annual Benefit Payment is equal to the initial Total Guaranteed


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    Withdrawal Amount multiplied by the 5% withdrawal rate (6% if you make the first withdrawal on or after the Contract Anniversary following the date you reach age 76). If you elect the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if you make the first withdrawal on or after the Contract Anniversary following the date you and your spouse are at least age 63). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if you make your first withdrawal on or after the Contract Anniversary following the date the younger spouse reaches age 63).


IT IS IMPORTANT TO NOTE:


     -- If you take your first withdrawal before the date you reach age 59 1/2
        (or, for Contracts issued in New York State with the Joint Life version, if you take your first withdrawal before the date when you and your spouse are at least age 59 1/2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Contract Value declines to zero. This means if your Contract Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Contract Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your purchase payments regardless of market performance so long as you do not take Excess Withdrawals; however, you will not be guaranteed income for the rest of your life.



     -- If you take your first withdrawal on or after the date you reach age
        59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation, and, for Contracts issued in New York State, if you take your first withdrawal when you and your spouse are at least age 59 1/2), even if your Remaining Guaranteed Withdrawal Amount and/or Contract Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Contract Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Contract Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse's life, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation). Therefore, you will be guaranteed income for life.



     -- If you take your first withdrawal on or after the date you reach age 76, your Annual Benefit payment will be set equal to a 6% Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if you elect the Joint Life Version, if you take your first withdrawal on or after the Contract Anniversary following the date you and your spouse are at least age 63, your Annual Benefit Payment will be set equal to 5% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.



     -- IF YOU HAVE ELECTED THE LWG II, YOU SHOULD CAREFULLY CONSIDER WHEN TO
        BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE LWG II. FOR EXAMPLE, WE NO LONGER INCREASE YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT BY THE 7.25% COMPOUNDING INCOME AMOUNT (6% COMPOUNDING INCOME AMOUNT FOR CONTRACTS ISSUED IN NEW YORK STATE) ONCE YOU MAKE YOUR SECOND WITHDRAWAL. HOWEVER, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.



     -- At any time during the accumulation phase, you can elect to annuitize under current annuity rates in lieu of continuing the LWG II rider. Annuitization may provide higher income amounts if the current annuity option rates applied to the Contract Value (reduced by applicable premium tax, Contract Administrative Fee and Withdrawal Charges) on the Annuity Date exceed the payments under the LWG II rider. Also, income amounts provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the LWG II rider (see "FEDERAL INCOME TAX CONSIDERATIONS").



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     MANAGING YOUR WITHDRAWALS.  It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether you have made an Excess Withdrawal. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE 5% WITHDRAWAL RATE (6% WITHDRAWAL RATE IF YOU MAKE YOUR FIRST WITHDRAWAL ON OR AFTER THE DATE YOU REACH AGE 76).


     IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE CONTRACT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Contract Value to decline to zero.


     You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (or 6% if you make your first withdrawal on or after the date you reach age 76), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.


     AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Owner's 91st birthday (or, for Contracts issued in New York State with the Joint Life version, the younger spouse's 91st birthday), an Automatic Annual Step-Up will occur, provided that the Contract Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).



     The Automatic Annual Step-Up:



     -- resets the Total Guaranteed Withdrawal Amount and the Remaining
        Guaranteed Withdrawal Amount to the Contract Value on the date of the Step-Up, up to a maximum of $10,000,000, regardless of whether or not you have taken any withdrawals;



     -- resets the Annual Benefit Payment equal to 5% of the Total Guaranteed
        Withdrawal Amount after the Step-Up (or 6% if you make your first withdrawal on or after the date you reach age 76) or, for Contracts issued in New York State, if the Joint Life version was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the Contract Anniversary following the date the younger spouse is at least age 63); and



     -- may reset the LWG II rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we charge for the same rider available for new Contract purchases at the time of the Automatic Annual Step-Up.



     For contracts issued before February 24, 2009, the maximum charge upon an Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).


     In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current LWG II rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing at our Annuity Administrative office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Annuity Administrative office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your Contract Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.


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     REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amounts are greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.



     INVESTMENT ALLOCATION RESTRICTIONS. If you elect the LWG II rider, there are certain investment allocation restrictions. Please see "THE CONTRACTS--Investment Allocation Restrictions For Certain Riders". If you elect the LWG II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging
(EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.



     JOINT LIFE VERSION. A Joint Life version of the LWG II rider is available for a charge of 1.50% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.80%). Like the Single Life version of the LWG II rider, the Joint Life version must be elected at the time you purchase the Contract, and the Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the Contract dies (or when the first Joint Owner dies), the LWG II rider will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the Contract under the spousal continuation provisions. (See "THE CONTRACTS--Options for Death Proceeds.") This means that if you purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II rider. If the spouse is younger than age 59 1/2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the Contract Owner died (or before the first Joint Owner died), the Withdrawal Rate upon continuation of the Contract and LWG II rider by the spouse will be based on the age of the Contract Owner, or oldest Joint Owner, at the time the first withdrawal was taken (see "Annual Benefit Payment" above). In situations in which a trust is both the Owner and Beneficiary of the Contract, the Joint Life version of the LWG II would not apply. In addition, because of the definition of "spouse" under federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the Contract Owner under the Joint Life version of the LWG II.



     For contracts issued prior to February 24, 2009, the current charge for the Joint Life version is 0.85% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.50%).



     For Contracts issued in New York State, in order for you and your spouse to receive lifetime income, you and your spouse must be at least age 59 1/2 at the time of the first withdrawal. Please note that a change of the primary Beneficiary will terminate the LWG II rider in New York State. The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions for Contracts issued in New York State (see "6% Compounding Income Amount" above.) In addition, the withdrawal rate for the Joint Life Version may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State (see "Annual Benefit Payment" above).


     CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the LWG II rider on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing at our Annuity Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II rider charge, and the investment allocation restrictions described in "Investment Allocation Restrictions For Certain Riders" will no longer apply. The variable annuity Contract, however, will continue.

     If you cancel the LWG II rider on the fifteenth Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Contract Value. The Guaranteed Principal Adjustment is intended to

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restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a)-(b) where:

          (a) is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges) and

          (b) is the Contract Value on the date of cancellation.

     The Guaranteed Principal Adjustment will be added to each applicable subaccount in the ratio the portion of the Contract Value in such subaccount bears to the total Contract Value in all subaccounts. The Guaranteed Principal Adjustment will never be less than zero.

     Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.

     TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE II RIDER. The Lifetime Withdrawal Guarantee II rider will terminate upon the earliest of:

          (1) the date of a full withdrawal of the Contract Value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);

          (2) the date all of the Contract Value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);


          (3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the Contract Value and your Contract is thereby terminated (whatever Contract Value is available will be applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the Contract);



          (4) death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the Contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary Beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;


          (5) change of the Owner or Joint Owner for any reason (a pro rata portion of the rider charge will be assessed), subject to our administrative procedures;

          (6) the effective date of the cancellation of the rider;


          (7) termination of the Contract to which the rider is attached (a pro rata portion of the rider charge will be assessed, except for a termination due to death);



          (8) the date you assign your Contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed); or.



          (9) only for Contracts issued in New York State with the Joint Life version, the effective date of a change of the primary Beneficiary (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures.


     Once the rider is terminated, the LWG II rider charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.

     ADDITIONAL INFORMATION. The LWG II rider may affect the death benefit available under your Contract. If the Owner or Joint Owner should die while the LWG II rider is in effect, an alternate death benefit amount will be calculated under the LWG II rider that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if you made no Excess

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Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.


     Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.


     We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the LWG II rider because
(1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the LWG II rider charge; or (3) the Contract Owner dies, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract, you may not make additional purchase payments under the Contract.

DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE I

     In states where the Lifetime Withdrawal Guarantee II is not yet approved, we offer (in states where approved) the Lifetime Withdrawal Guarantee I rider. The Lifetime Withdrawal Guarantee I rider is identical to the Lifetime Withdrawal Guarantee II, with the exceptions described below.


     TOTAL GUARANTEED WITHDRAWAL AMOUNT. The maximum Total Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee I is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Contract Value.



     REMAINING GUARANTEED WITHDRAWAL AMOUNT. The maximum Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee I is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Contract Value.


     COMPOUNDING INCOME AMOUNT. If you elect the Lifetime Withdrawal Guarantee I rider, on each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). On the other hand, if you elect the LWG II rider, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining

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Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total
Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase.

     ANNUAL BENEFIT PAYMENT. Under the Lifetime Withdrawal Guarantee I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (there is no 6% Withdrawal Rate for taking later withdrawals).


     AUTOMATIC ANNUAL STEP-UP. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current Contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. Automatic Annual Step-Ups may occur on each Contract Anniversary prior to the Owner's 86th birthday.


     RIDER CHARGE. The charge for the Lifetime Withdrawal Guarantee I rider is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Guaranteed Withdrawal Benefit Rider").

     INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee I rider, you are limited to allocating your purchase payments and Contract Value among the Fixed Account and/or the following Subaccounts:

          (1) MetLife Conservative Allocation Subaccount

          (2) MetLife Conservative to Moderate Allocation Subaccount

          (3) MetLife Moderate Allocation Subaccount

          (4) MetLife Moderate to Aggressive Allocation Subaccount

          (5) American Funds Moderate Allocation Subaccount

          (6) American Funds Balanced Allocation Subaccount

          (7) American Funds Growth Allocation Subaccount

          (8) Met/Franklin Templeton Founding Strategy Subaccount


          (9) the SSgA Growth and Income ETF Portfolio



          (10) the SSgA Growth ETF Portfolio



          (11) BlackRock Money Market Subaccount.



     You may also elect to participate in dollar cost averaging or EDCA programs, provided that your destination Subaccounts are one or more of the above listed Subaccounts you have chosen. On the other hand, if you elect the LWG II rider, you must comply with the restrictions listed in "THE CONTRACTS--Investment Allocation Restrictions For Certain Riders."


DESCRIPTION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT

     BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum total amount of money that you are guaranteed to receive over time under the Enhanced GWB rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus the GWB Bonus Amount. At any subsequent point in time, the Benefit Base is the remaining amount of money that you are guaranteed to receive through withdrawals under the Enhanced GWB rider. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Contract Value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.

     The Benefit Base is equal to:

     -- Your initial purchase payment, increased by the 5% GWB Bonus Amount;

     -- Increased by each subsequent purchase payment, and by the 5% GWB Bonus
        Amount;

     -- Reduced dollar for dollar by Benefits Paid, which are withdrawals and amounts applied to an annuity option (currently, you may not apply amounts less than your entire Contract Value to an annuity option); and


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     -- If a Benefit Paid from your Contract is not payable to the Contract
        Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant 's bank account, if the Owner is a non-natural person), or results in cumulative Benefits Paid for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Contract Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Contract Value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.

     (See Appendix E for examples of how withdrawals affect the Benefit Base.)


     ANNUAL BENEFIT PAYMENT. The Annual Benefit Payment is the maximum amount of your Benefit Base you may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.


     MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the guarantees of this rider, your annual withdrawals (including any applicable Withdrawal Charge) cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, or if the withdrawal is not payable to the Contract Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant 's bank account, if the Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Contract Value after the decrease for the withdrawal (including any applicable Withdrawal Charge) multiplied by the GWB Withdrawal Rate. This reduction may be significant. Furthermore, because the GWB rider charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an excess withdrawal results in an increase in the cost of the rider relative to the benefits you will receive.

     (See Appendix E for examples of how withdrawals and subsequent purchase payments affect the Annual Benefit Payment.)

     You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.


     REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amounts are greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as excess withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. The frequency of your withdrawals must be annual. The Automated Required Minimum Distribution program is based on information relating to this Contract only. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.


     GUARANTEED WITHDRAWAL AMOUNT. We assess the GWB rider charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. For purposes of calculating the Guaranteed Withdrawal Amount, B Plus Class bonus credits are not included. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as

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described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.


     OPTIONAL RESET. At any Contract Anniversary prior to the 86th birthday of the Owner (or the oldest Joint Owner, or the Annuitant if the Contract is owned by a non-natural person), you may elect an Optional Reset. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. The Optional Reset will reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount, provided that your Contract Value is larger than the Benefit Base immediately before the reset. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. An Optional Reset will:


     -- Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the
        Contract Value on the date of the reset;

     -- Reset your Annual Benefit Payment equal to the Contract Value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and

     -- Reset the Enhanced GWB rider charge equal to then current level we charge for the same rider at the time of the reset, up to the maximum charge of 1.00%.


     You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Contract Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or oldest Joint Owner, or the Annuitant if the Contract is owned by a non-natural person).



     We must receive your request for a one time Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing at our Annuity Administrative Office) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.



     If you elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Contract Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.



     In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If you discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and you may choose to elect a one- time Optional Reset or reinstate Automatic Annual Resets.)



     It is possible to elect a one-time Optional Reset when the Contract Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Contract Value is smaller than the Guaranteed Withdrawal Amount.) If you elect a one-time Optional Reset when the Contract Value before the reset was less than the Guaranteed Withdrawal Amount, you would lock in a higher Benefit Base, which would increase the total amount you are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which you could make those withdrawals. However, you would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Contract Value is smaller than the Guaranteed Withdrawal Amount only if you are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, you should only elect a one-time Optional Reset when your Contract Value is larger than the Guaranteed Withdrawal Amount.



     Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge you are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).



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     For Contracts issued prior to July 16, 2007, you may elect an Optional
Reset beginning with the third Contract Anniversary (as long as it is prior to the Owner's 86th birthday) and at any subsequent Contract Anniversary prior to the Owner's 86th birthday as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available


     CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing at our Annuity Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If cancelled, the Enhanced GWB rider will terminate and we will no longer deduct the Enhanced GWB rider charge. The Contract, however, will continue. If you cancel the Enhanced GWB rider, you may not re-elect it.

     TERMINATION OF THE ENHANCED GWB RIDER. The Enhanced GWB rider will terminate upon the earliest of:

          (1) the date you make a full withdrawal of your Contract Value;

          (2) the date you apply all of your Contract Value to an annuity option;

          (3) the date there are insufficient funds to deduct the Enhanced GWB rider charge from your Contract Value (whatever Contract Value is available will be applied to pay the annual Enhanced GWB rider charge);

          (4) the date we receive due proof of the Owner's death and a beneficiary claim form, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB rider is in effect at the time of continuation), all terms and conditions of the Enhanced GWB rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the Owner's death and a beneficiary claim form (from certain beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB rider charge until we receive this information;

          (5) a change of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) for any reason;

          (6) The effective date of cancellation of the rider; or

          (7) the termination of your Contract.

     ADDITIONAL INFORMATION. If you take a full withdrawal of your Contract Value and the withdrawal does not exceed the Annual Benefit Payment, or your Contract Value is reduced to zero because you do not have a sufficient Contract Value to pay the Enhanced GWB rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.

     If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while the Enhanced GWB rider is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other Contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB rider.

     If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant , if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

     We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Enhanced GWB rider because (1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the Enhanced GWB rider charge; or (3) the Contract Owner or Joint Owner (or the Annuitant , if the Owner is a non-natural person) dies, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

DESCRIPTION OF THE GUARANTEED WITHDRAWAL BENEFIT I


     The GWB I rider is no longer available for sale. The GWB I rider is the same as the Enhanced GWB rider described above, with the following differences:


          (1) there is no favorable treatment of required minimum distributions;

          (2) the GWB I rider charge continues even if your Benefit Base equals zero;

          (3) you may only elect the Optional Reset once every five Contract Years instead of every Contract Year;


          (4) the GWB I rider charge is 0.50% and the maximum GWB I rider charge upon an Optional Reset is 0.95%; and



          (5) you do not have the ability to cancel the rider following your fifth Contract Anniversary.





     By endorsement, the GWB I rider has been enhanced so that items (1) and (2) above no longer apply and the interval between Optional Resets in item (3) has been decreased to every three Contract Years. You may now elect an Optional Reset under the GWB I starting with the third Contract Anniversary (as long as it is prior to the Owner's 86th birthday), and you may elect an Optional Reset at any subsequent Contract Anniversary prior to the Owner's 86th birthday, as long as it has been at least three years since the last Optional Reset.


                     GUARANTEED MINIMUM ACCUMULATION BENEFIT


     The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale, effective for applications and necessary paperwork received on and after May 4, 2009. The GMAB guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years (the "Rider Maturity Date"). If your Contract Value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your Contract Value so that it is equal to the guaranteed amount. This benefit is intended to protect you against poor investment performance during the accumulation phase of your Contract.



     If you elected the GMAB rider, we require you to allocate your purchase payments and all of your Contract Value to one of the Asset Allocation subaccounts available in your Contract (the MetLife Moderate to Aggressive Allocation Subaccount and the MetLife Aggressive Allocation Subaccount are not available for this purpose). You may also allocate purchase payments to the Enhanced Dollar Cost Averaging program, provided that your destination subaccount is the available Asset Allocation subaccount you have chosen. No transfers are permitted while this rider is in effect. The Asset Allocation subaccount you choose will determine the percentage of purchase payments that equal the guaranteed amount. The Asset Allocation subaccounts available if you chose the GMAB rider, the percentage of purchase payments that determines the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:


                                                    GUARANTEED AMOUNT
ASSET ALLOCATION                                      (% OF PURCHASE     YEARS TO RIDER
SUBACCOUNT                                              PAYMENTS)         MATURITY DATE
----------------                                    -----------------    --------------
MetLife Conservative Allocation Subaccount.......          130%             10 years
MetLife Conservative to Moderate Allocation
  Subaccount.....................................          120%             10 years
MetLife Moderate Allocation Subaccount...........          110%             10 years


     For more information on the Asset Allocation subaccounts, please see "Investment Advice" in your contract prospectus as well as the prospectus for the Asset Allocation portfolios the subaccounts invest in.

     You may elect the GMAB rider when you purchase the Contract, up through age
80. However, you may not elect the GMAB rider if you have also elected the Enhanced Death Benefit rider, a GWB rider or a GMIB rider.


     BENEFIT DESCRIPTION. The GMAB rider guarantees that at the Rider Maturity Date, your Contract Value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the Contract (the "GMAB Eligibility Period"), less reductions for any withdrawals (and related Withdrawal Charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. This guaranteed amount is the "Guaranteed Accumulation Amount." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your Contract that is shown on your contract schedule page (currently $5,000,000). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of Contract Value during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments you make after the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.

     On your Contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the purchase payment (subject to the limit described above) depending on which Asset Allocation subaccount you have selected. When you make a withdrawal from the Contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related Withdrawal Charge) bears to the total Contract Value.

  EXAMPLE:

          Assume your Contract Value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Contract. The withdrawal amount is 10% of the Contract Value. Therefore, after the withdrawal, your Contract Value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).

     The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the Contract prior to the Rider Maturity Date.

     Purchase payment bonus amounts under the B Plus Class are not considered to be purchase payments under the GMAB rider and are not part of the Guaranteed Accumulation Amount.

     At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your Contract's Contract Value to its Guaranteed Accumulation Amount. If the Contract Value is less than the Guaranteed Accumulation Amount, we will contribute to your Contract Value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the Asset Allocation subaccount you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA Guaranteed Account).

     If your Contract Value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Contract Value. The GMAB rider terminates at the Rider Maturity Date. We will not assess the GMAB Rider Charge after that date, and the related investment requirements and restrictions will no longer apply.

     If your Contract Value is reduced to zero for any reason other than a full withdrawal of the Contract Value or application of the entire Contract Value to an annuity option, but your Contract has a positive Guaranteed Accumulation Amount remaining, the Contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient Contract Value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the Contract.

     Purchase payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if purchase payments made during the 120 day GMAB Eligibility Period lose significant value, if the Contract Value, which includes all purchase payments, is equal to or greater than the Guaranteed Accumulation Amount, which is a percentage of your purchase payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you, if you intend to make additional purchase payments after the GMAB Eligibility Period.

  EXAMPLE:

          Assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Moderate Allocation Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 purchase payment). Assume that at the Rider Maturity Date, your Contract Value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).

          In contrast, assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Moderate Allocation Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your Contract Value is $0. Assume that you decide to make one purchase payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your purchase payment and the Rider Maturity Date. Consequently, your Contract Value is $11,000. We would not pay a Guaranteed Accumulation Payment because the Contract Value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000
     ($11,000 - $11,000 = $0).

     RIDER TERMINATION. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the Contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your Contract Value to an annuity option; and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person) unless the Beneficiary is the spouse of the Owner and elects to continue the Contract under the spousal continuation provisions of the Contract.

     Once the rider is terminated, the GMAB Rider Charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.

     CANCELLATION. You have a one-time right to cancel this optional benefit, to take effect on your fifth Contract Anniversary. We must receive your request in writing at our Annuity Administrative Office within the 90-day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.

GMAB RIDER CHARGE

     The GMAB Rider charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted on each Contract Anniversary from your Contract Value pro rata from your Contract's Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary.


     GMAB AND DECEDENT CONTRACTS. Note that the GMAB is not available for purchase by a Beneficiary under a decedent's Non-Qualified Contract (see "FEDERAL INCOME TAX CONSIDERATIONS") or IRA Contract (or where otherwise offered, under any other Contract which is being "stretched" by a Beneficiary after the death of the Contract Owner or after the death of the Annuitant in certain cases) because, under tax rules, such Contracts generally require distributions to commence by the end of the calendar year following the year of the Contract Owner's death and such distributions will have the effect of reducing the usefulness of the GMAB.

SUMMARY OF LIVING BENEFIT RIDERS


     The chart below highlights certain differences among the living benefit riders. Please refer to the detailed descriptions above for specific information about the features, costs and restrictions associated with the riders.*



----------------------------------------------------------------------------------------------------------
                                                                           WITHDRAWAL
                                                                           GUARANTEES


                                     INCOME
                                   GUARANTEES                  LIFETIME
                                                              WITHDRAWAL
                                   GMIB PLUS                  GUARANTEE                   ENHANCED
                                     I & II                     I & II                      GWB

----------------------------------------------------------------------------------------------------------

 LIFETIME INCOME               Yes (after waiting            Yes (if first                   No
                                    period)             withdrawal on or after
                                                              age 59 1/2)

----------------------------------------------------------------------------------------------------------

 BENEFIT RIDER INVOLVES               Yes                         No                         No
 ANNUITIZATION

----------------------------------------------------------------------------------------------------------

 WITHDRAWALS                 Prior to annuitization               Yes                        Yes
 PERMITTED(1)

----------------------------------------------------------------------------------------------------------

 WAITING PERIOD            Must wait 10 years to      None (age 59 1/2 for                  None
                           annuitize under rider;     lifetime withdrawals)
                           Optional Step-Up(2)
                           restarts waiting period;
                           Withdrawals available
                           immediately

----------------------------------------------------------------------------------------------------------

 RESET/STEP-UP                        Yes                         Yes                        Yes

----------------------------------------------------------------------------------------------------------

 MAY INVEST IN VARIABLE      Prior to annuitization               Yes                        Yes
 ACCOUNT

----------------------------------------------------------------------------------------------------------

 INVESTMENT ALLOCATION                Yes                         Yes                        No
 REQUIREMENTS

----------------------------------------------------------------------------------------------------------

 ABILITY TO CANCEL RIDER   Yes, after 10 years, can   Yes, at 5th, 10th & 15th   Yes, within 90 days after
                           take lump-sum option       Contract Anniversary,      5th Contract Anniversary
                           under the GPO provisions   annually thereafter; or,
                                                      lump-sum option under the
                                                      GPA provisions after 15
                                                      years
----------------------------------------------------------------------------------------------------------

 DEATH BENEFIT             Prior to annuitization,    Contract death benefit or  Ability to receive
                           Contract death benefit     alternate rider death      Benefit Base in series of
                           available(3)               benefit; ability to        payments instead of
                                                      receive Remaining          Contract death benefit
                                                      Guaranteed Withdrawal
                                                      Amount in series of
                                                      payments instead of
                                                      Contract death benefit
----------------------------------------------------------------------------------------------------------

 CURRENT RIDER             GMIB Plus II: 1.00%; GMIB  LWG II: 1.25% (Single         Enhanced GWB: 0.55%
 CHARGES(4)                Plus I: 0.80%              Life version) or 1.50%
                                                      (Joint Life version); LWG
                                                      I: 0.50% (Single Life
                                                      version) or 0.70% (Joint
                                                      Life version)

----------------------------------------------------------------------------------------------------------




-------


* For a description of the GMAB, GMIB II and GWB I riders, which are no longer available as of May 4, 2009, see "Living Benefits" above.

(1)  Withdrawals will reduce the living and death benefits and Contract Value.
(2)  For GMIB Plus I, the Optional Step-Up is called the "Optional Reset."
(3) If the Contract is annuitized, annuity payments may be guaranteed for a certain period of time (depending on the annuity option selected) and therefore payable upon death of the annuitant. See "ANNUITY PAYMENTS" and the rider descriptions for more information.

(4) Certain rider charges may increase upon a Optional Reset or Optional Step-Up. Generally, rider charges are assessed as a percentage of the guaranteed benefit rather than account value. For example, the charge for GMIB Plus II is 1.00% of the Income Base. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS" and the individual rider descriptions for more information.

                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

     The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

          1. Plans qualified under Section 401(a) of the Code ("Qualified Plans"); and

          2. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997.

     An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax-favored treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously was available for use in TSA Plans funded solely by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with Section 401(k) plans.

     A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." It should be understood that should a tax-favored retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

     In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

     Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.

                        FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

     Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

     Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.

TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. If a non-natural person (e.g., a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

     It is conceivable that charges for certain optional benefits under a variable annuity contract, such as any enhanced death benefit in excess of the Standard Death Benefit, may be considered as deemed distributions subject to immediate taxation. The Issuer currently intends to treat these charges as an intrinsic part of the annuity contract and does not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

     The tax treatment of withdrawals under such a benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining guaranteed minimum withdrawal benefit base at the time of the withdrawal if greater than the Contract Value (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Issuer intends to tax report such withdrawals using the gross Contract Value rather than the remaining Benefit Base to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GMWB exceeds the gross Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under this benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser prior to selecting any optional benefit under the Contract.

     Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     - made on or after the taxpayer reaches age 59 1/2;

     - made on or after the death of an Owner;

     - attributable to the taxpayer's becoming disabled;

     - made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

     - under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.


     In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.


     The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that
(a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

     Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.


     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.


     Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

     The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment subaccounts after the annuity starting date. Consult your own tax advisor.


     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as
well as page A-   of this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

     Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your tax advisor.


     Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.


     Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2009, $5,000 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE IRS HAS APPROVED THE FORM OF THE TRADITIONAL IRA ENDORSEMENT AND SIMPLE IRA ENDORSEMENT FOR USE WITH THE CONTRACT AND CERTAIN RIDERS, INCLUDING RIDERS PROVIDING FOR DEATH BENEFITS IN EXCESS OF PREMIUMS PAID. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.



     SIMPLE IRA's permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $11,500 for 2009. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


     Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the account value.


     Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties under new IRS regulations affecting 403(b) plans and arrangements.





     As part of the new IRS regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations are generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.


     In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

     Hurricane Relief. Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

     To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to your particular situation.

     Death Benefits. FOR CONTRACTS PURCHASED IN CONNECTION WITH QUALIFIED PLANS UNDER SECTION 401(A) OR TSA PLANS UNDER SECTION 403(B), CERTAIN DEATH BENEFITS COULD CONCEIVABLY BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN CERTAIN PENSION OR PROFIT-SHARING PLANS. BECAUSE THE DEATH BENEFIT IN CERTAIN CASES MAY EXCEED THIS LIMITATION, EMPLOYERS USING THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD CONSULT THEIR TAX ADVISER.

     Eligible Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.


     Required Minimum Distributions. Qualified Contracts (including contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your


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

retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

     Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

     The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.


     Under recently enacted legislation, you (and after your death, your designated Beneficiaries) generally do not have to take the required minimum distribution for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first required minimum distribution payment by April 1, 2009. In contrast, if your first required minimum distribution would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 required minimum distribution is due by December 31, 2010. For after-death required minimum distributions, the five-year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five-year period ends in 2013 instead of 2012. This required minimum distribution waiver does not apply if you are receiving annuity payments under your Contract. The required minimum distribution rules are complex, so consult with your tax advisor before waiving your 2009 required minimum distribution payment.



     Other Tax Issues. Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.


     "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

     Tax Credits and Deductions. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

     Guaranteed Benefits. If you have purchased the Guaranteed Withdrawal Benefit or Enhanced Guaranteed Withdrawal Benefit, note the following:

     The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

     We reserve the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

     Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

     - The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     - The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.


     - The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.


     See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.


     Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.


     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.


     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.



     Puerto Rico Tax Considerations. The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                                  VOTING RIGHTS

     We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

     Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a subaccount and the total number of votes attributable to the subaccount. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the subaccount. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that subaccount for all policies or contracts for which we have received voting instructions.

     We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

     The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.

                          DISTRIBUTION OF THE CONTRACTS

     We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Contracts. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Each of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Fee Table--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.25% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all amounts allocated to the American Funds Bond Fund, American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Contract.

     Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Contract over similar products issued by non-affiliates.

     With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force.

     Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.

     Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above.

     Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

     Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

     The commissions payable for Contract sales by selling firms (affiliated and non affiliated)will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.


     We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc., MetLife Investors Distribution Company, Walnut Street Securities, Inc. and Tower Square Securities, Inc.. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.


                       THE OPERATION OF THE FIXED ACCOUNT

     The Contract has a Fixed Account option in states that have approved this option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a variable annuity contract, allowing you to protect principal and

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earn a guaranteed rate of interest. The Fixed Account is not available to
Contracts purchased after May 1, 2003 for which the C Class has been selected or for any Contracts which are purchased on or after that date in the state of New York if the GMIB I or GMIB II has been selected. The Fixed Account is also not available for Contracts purchased in the state of New York if the optional Guaranteed Withdrawal Benefit is selected. The Fixed Account is not available if the GMIB Plus I or GMAB is selected.

     Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


     Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate required by your state. We are not obligated to credit interest at a higher rate, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily. We also reserve the right to restrict transfers or purchase payments into the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate or if the total Contract Value in the Fixed Account exceeds such maximum amount(s) that we establish from time to time. You can contact us or consult your registered representative for our current limits.


     Currently, any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12-month period. At the end of each succeeding 12-month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

     A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, or in the Company's general account (but outside the Fixed Account).

     Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as in the Variable Account regarding withdrawals and partial withdrawals. Special limits, however, apply to transfers involving the Fixed Account (see below). Unless you request otherwise, any partial withdrawal you make will reduce the Contract Value in the subaccounts of the Variable Account and the Fixed Account, proportionately.

     We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the subaccounts from the Fixed Account will be on a "last-in, first-out" basis. No transfers to the Fixed Account are allowed for 180 days after the date of a transfer out of the Fixed Account and we reserve the right to restrict purchase payments to the Fixed Account during this period. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. See the Statement of Additional Information.

     We will deduct the annual Contract Administrative Fee entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

     For more information on the Fixed Account please refer to the Statement of Additional Information.

                       INVESTMENT PERFORMANCE INFORMATION

     We may advertise or include in sales literature (i) current and effective yields for the subaccounts for a Class; (ii) total returns for the subaccounts for a Class, (iii) non-standard returns for the subaccounts for a Class and (iv) historical and hypothetical illustrations of the growth and value of a purchase payment or payments invested in the subaccounts for a specified period for a Class. Total returns for the subaccounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a subaccount's performance for a Class compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. We may reflect bonus amounts in performance relating to the B Plus Class.

YIELDS

     The current yield of the BlackRock Money Market Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period on a Class-specific basis. The current yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

     The yield of a subaccount (beside the BlackRock Money Market Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one-month period on a Class-specific basis. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

STANDARD RETURN

     The total return of a subaccount refers to return quotations assuming an investment under a Contract has been held in the subaccount for the stated times. Average annual total return of a subaccount tells you the return you would have experienced if you allocated a $1,000 purchase payment to a subaccount for the specified period. We provide average annual total returns for the subaccounts on a Class-specific basis. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the subaccount for that Class (assuming selection of the Standard Death Benefit), including any Withdrawal Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standard total return for a Class will reflect the charge for GMIB I or GMIB II but will not reflect charges for any other optional additional benefits, including the Earnings Preservation Benefit Rider. From time to time in response to changes in the marketplace, promotional emphasis, and actual sales experience, we may modify our determination of which charges and deductions for optional features to factor into each Class's standardized average annual total returns. Narrative disclosure accompanying performance information in marketing materials always will indicate clearly which charges and deductions are reflected in performance for each Class. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the subaccount if any of those periods are not available.

NON-STANDARD RETURN

     "Non-Standard" average annual total return information for a Class may be presented, computed on the same basis as described above, except that deductions may not include the Withdrawal Charge or the charge for the GMIB. We may from time to time disclose average annual total return for non-standard periods and cumulative total return for a subaccount. We may also provide non-standard performance that reflects the inclusion or exclusion of various optional riders on a Class-specific basis. Narrative disclosure in marketing material containing non-standard returns will indicate which charges and deductions are reflected. Non-standard performance for a Class will be accompanied by standard performance for that Class.

     We may also illustrate on a Class-specific basis what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and Withdrawal Value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration. Withdrawal Value reflects the deduction of any Withdrawal Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and Withdrawal Value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or Withdrawal Value at the beginning and at the end of each year and dividing it by the beginning Contract Value or Withdrawal Value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or Withdrawal Value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

     We may show the percent change in accumulation unit value and annual effective rate of return of a subaccount. Accumulation unit values do not reflect the impact of any Withdrawal Charge, premium tax charge, or the annual Contract Administrative Fee. The percent change in accumulation unit value is calculated by dividing the difference in accumulation unit values at the beginning and end of the period by the beginning accumulation unit value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return.

     We may present illustrations for a hypothetical Contract assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

     We may also illustrate growth and value of a specified purchase payment or payments on a Class-specific basis in the same manner as described above based on hypothetical returns. To see an example of one such hypothetical illustration, refer to Appendix G.

OTHER PERFORMANCE

     In advertising and sales literature, we may compare the performance of each subaccount on a Class-specific basis to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the subaccounts. Advertising and sales literature may also show the performance rankings of the subaccounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS"), or may compare to the performance of a subaccount on a Class-specific basis to that of a widely used index, such as Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.

                                LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

     It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.

                              FINANCIAL STATEMENTS




     Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 501 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-356-5015 or visiting our website at www.nef.com.


                            ACCUMULATION UNIT VALUES

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                         CONDENSED FINANCIAL INFORMATION


     The following tables show the Accumulation Unit Values through December 31, 2008 for each subaccount. The Accumulation Unit Values are shown for Contracts with the lowest total Variable Account charge that applied through December 31, 2008, and for Contracts with the highest total Variable Account Charge that applied through December 31, 2008. The first table shows Contracts with the Standard Death Benefit and no riders (1.15% Variable Account charge for all subaccounts except those investing in the American Funds Insurance Series, where it was 1.40%). The second table shows Contracts with the Greater of Annual Step-Up or 5% Annual Increase Death Benefit and the Earnings Preservation Benefit Rider (2.20% Variable Account charge for all subaccounts except those investing in the American Funds Insurance Series, where it was 2.45%.) All other possible combination of charges for an American Forerunner Series Contract appear in the Statement of Additional Information, which is available upon request by writing or calling New England Securities Corporation, 501 Boylston St., Boston, MA 02116 1-800-777-5897 or visiting our website at www.nef.com.

                            ACCUMULATION UNIT VALUES
            (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                         CONDENSED FINANCIAL INFORMATION



                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
American Forerunner -- 1.15
  American Funds Balanced Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008....................    10.008739      7.023763     2,139,300
  American Funds Growth Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008....................     9.998740      6.370796     5,674,388
  American Funds Moderate Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008....................    10.018739      7.698627     1,998,760
  BlackRock Aggressive Growth Sub-Account (Class
     B)
     05/01/2004 to 12/31/2004....................    34.939028     38.800924         8,169
     01/01/2005 to 12/31/2005....................    38.800924     42.360155        21,964
     01/01/2006 to 12/31/2006....................    42.360155     44.585585        48,714
     01/01/2007 to 12/31/2007....................    44.585585     52.991867        71,893
     01/01/2008 to 12/31/2008....................    52.991867     28.371329        88,238
  BlackRock Bond Income Sub-Account (Class B)
     07/02/2001 to 12/31/2001....................     3.967687      4.116167       163,045
     01/01/2002 to 12/31/2002....................     4.116167      4.401486     1,804,114
     01/01/2003 to 12/31/2003....................     4.401486      4.594079     4,102,407
     01/01/2004 to 12/31/2004....................     4.594079      4.730889     5,962,426
     01/01/2005 to 12/31/2005....................     4.730889      4.777709     7,142,220
     01/01/2006 to 12/31/2006....................     4.777709      4.918626     7,522,271
     01/01/2007 to 12/31/2007....................     4.918626      5.154892     7,063,348
     01/01/2008 to 12/31/2008....................     5.154892      4.909032     5,787,885
  BlackRock Diversified Sub-Account (Class B)
     05/01/2004 to 12/31/2004....................    36.941912     39.924032        17,530
     01/01/2005 to 12/31/2005....................    39.924032     40.581393        32,172
     01/01/2006 to 12/31/2006....................    40.581393     44.229038        41,317
     01/01/2007 to 12/31/2007....................    44.229038     46.176288        48,017
     01/01/2008 to 12/31/2008....................    46.176288     34.251139        49,567
  BlackRock Large Cap Core Sub-Account(12)
     04/30/2007 to 12/31/2007....................     8.290231      8.375437       475,242
     01/01/2008 to 12/31/2008....................     8.375437      5.190547       508,205

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  BlackRock Large Cap Sub-Account(12) (previously
     BlackRock Investment Trust Sub-Account
     (Class B))
     07/02/2001 to 12/31/2001....................     7.405651      6.772638         9,147
     01/01/2002 to 12/31/2002....................     6.772638      4.935465       174,161
     01/01/2003 to 12/31/2003....................     4.935465      6.338206       420,746
     01/01/2004 to 12/31/2004....................     6.338206      6.929556       622,871
     01/01/2005 to 12/31/2005....................     6.929556      7.077751       612,453
     01/01/2006 to 12/31/2006....................     7.077751      7.964984       514,294
     01/01/2007 to 04/27/2007....................     7.964984      8.359930             0
  BlackRock Large Cap Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004....................     1.074511      1.187350     1,779,030
     01/01/2005 to 12/31/2005....................     1.187350      1.239040     3,199,011
     01/01/2006 to 12/31/2006....................     1.239040      1.459220     4,651,289
     01/01/2007 to 12/31/2007....................     1.459220      1.487583     6,643,621
     01/01/2008 to 12/31/2008....................     1.487583      0.954237     7,976,000
  BlackRock Large Cap Value Sub-Account (Class
     E)(9)
     05/01/2002 to 12/31/2002....................     1.000000      0.793741       375,552
     01/01/2003 to 12/31/2003....................     0.793741      1.062518     2,038,338
     01/01/2004 to 12/31/2004....................     1.062518      1.190256     3,754,139
     01/01/2005 to 12/31/2005....................     1.190256      1.243644     3,394,211
     01/01/2006 to 12/31/2006....................     1.243644      1.465566     3,610,207
     01/01/2007 to 12/31/2007....................     1.465566      1.496121     3,903,735
     01/01/2008 to 12/31/2008....................     1.496121      0.960759     3,627,371
  BlackRock Legacy Large Cap Growth Sub-Account
     (Class B)(8)
     05/01/2004 to 12/31/2004....................     2.375262      2.606996       350,302
     01/01/2005 to 12/31/2005....................     2.606996      2.751324       757,219
     01/01/2006 to 12/31/2006....................     2.751324      2.825633       887,193
     01/01/2007 to 12/31/2007....................     2.825633      3.307992     1,134,135
     01/01/2008 to 12/31/2008....................     3.307992      2.070212     1,395,870
  BlackRock Legacy Large Cap Growth Sub-Account
     (Class E)(9)
     07/02/2001 to 12/31/2001....................     3.039302      2.779511       273,278
     01/01/2002 to 12/31/2002....................     2.779511      1.834426     2,050,719
     01/01/2003 to 12/31/2003....................     1.834426      2.446494     4,355,028
     01/01/2004 to 12/31/2004....................     2.446494      2.626601     5,025,000
     01/01/2005 to 12/31/2005....................     2.626601      2.774555     4,418,744
     01/01/2006 to 12/31/2006....................     2.774555      2.852573     3,974,723
     01/01/2007 to 12/31/2007....................     2.852573      3.342657     3,563,998
     01/01/2008 to 12/31/2008....................     3.342657      2.093982     3,054,506

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  BlackRock Money Market Sub-Account (Class B)
     07/02/2001 to 12/31/2001....................     2.316804      2.332669       365,811
     01/01/2002 to 12/31/2002....................     2.332669      2.332852     2,821,839
     01/01/2003 to 12/31/2003....................     2.332852      2.318973     6,195,400
     01/01/2004 to 12/31/2004....................     2.318973      2.309213     6,704,053
     01/01/2005 to 12/31/2005....................     2.309213      2.343071     6,730,542
     01/01/2006 to 12/31/2006....................     2.343071      2.421770     7,612,640
     01/01/2007 to 12/31/2007....................     2.421770      2.509184     8,588,411
     01/01/2008 to 12/31/2008....................     2.509184      2.544886    13,450,403
  BlackRock Strategic Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004....................     1.626631      1.833047     2,779,549
     01/01/2005 to 12/31/2005....................     1.833047      1.882997     5,523,544
     01/01/2006 to 12/31/2006....................     1.882997      2.167606     6,291,565
     01/01/2007 to 12/31/2007....................     2.167606      2.063593     6,557,708
     01/01/2008 to 12/31/2008....................     2.063593      1.253431     6,669,517
  BlackRock Strategic Value Sub-Account (Class
     E)(9)
     07/02/2001 to 12/31/2001....................     1.432285      1.403224       642,658
     01/01/2002 to 12/31/2002....................     1.403224      1.089127     8,010,482
     01/01/2003 to 12/31/2003....................     1.089127      1.614079    17,079,781
     01/01/2004 to 12/31/2004....................     1.614079      1.837570    22,522,556
     01/01/2005 to 12/31/2005....................     1.837570      1.888488    20,398,176
     01/01/2006 to 12/31/2006....................     1.888488      2.177644    17,872,678
     01/01/2007 to 12/31/2007....................     2.177644      2.075611    15,735,424
     01/01/2008 to 12/31/2008....................     2.075611      1.261848    13,874,737
  Clarion Global Real Estate Sub-Account
     (previously Neuberger Berman Real Estate
     Sub-Account)(17)
     05/01/2004 to 12/31/2004....................     9.999055     12.855176       389,828
     01/01/2005 to 12/31/2005....................    12.855176     14.397050     1,237,659
     01/01/2006 to 12/31/2006....................    14.397050     19.581741     1,855,516
     01/01/2007 to 12/31/2007....................    19.581741     16.451894     1,946,537
     01/01/2008 to 12/31/2008....................    16.451894      9.485788     2,056,888
  Davis Venture Value Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004....................     2.925848      3.154211     2,118,582
     01/01/2005 to 12/31/2005....................     3.154211      3.429931     6,914,939
     01/01/2006 to 12/31/2006....................     3.429931      3.876398    10,590,474
     01/01/2007 to 12/31/2007....................     3.876398      3.998279    12,408,677
     01/01/2008 to 12/31/2008....................     3.998279      2.390441    13,943,753

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Davis Venture Value Sub-Account (Class E)(9)
     07/02/2001 to 12/31/2001....................     2.834665      2.692750       574,764
     01/01/2002 to 12/31/2002....................     2.692750      2.221384     4,781,789
     01/01/2003 to 12/31/2003....................     2.221384      2.870941    11,135,852
     01/01/2004 to 12/31/2004....................     2.870941      3.182610    14,532,812
     01/01/2005 to 12/31/2005....................     3.182610      3.465227    14,852,787
     01/01/2006 to 12/31/2006....................     3.465227      3.919203    14,265,655
     01/01/2007 to 12/31/2007....................     3.919203      4.045854    13,051,767
     01/01/2008 to 12/31/2008....................     4.045854      2.421367    11,828,331
  FI Large Cap Sub-Account
     05/01/2006 to 12/31/2006....................    17.509536     17.742684         4,682
     01/01/2007 to 12/31/2007....................    17.742684     18.191648        16,795
     01/01/2008 to 12/31/2008....................    18.191648      9.899608        21,313
  FI Mid Cap Opportunities Sub-Account(4)
     05/01/2002 to 12/31/2002....................     1.000000      0.811726       318,975
     01/01/2003 to 12/31/2003....................     0.811726      1.140188     1,940,329
     01/01/2004 to 04/30/2004....................     1.140188      1.130795     2,954,746
  FI Mid Cap Opportunities Sub-Account(3)
     (previously Janus Mid Cap Sub-Account)
     07/02/2001 to 12/31/2001....................     1.899424      1.567482       164,995
     01/01/2002 to 12/31/2002....................     1.567482      1.097491       607,378
     01/01/2003 to 12/31/2003....................     1.097491      1.456818     1,226,037
     01/01/2004 to 12/31/2004....................     1.456818      1.682450     4,503,752
     01/01/2005 to 12/31/2005....................     1.682450      1.774090     4,448,034
     01/01/2006 to 12/31/2006....................     1.774090      1.956578     4,127,653
     01/01/2007 to 12/31/2007....................     1.956578      2.090955     3,973,228
     01/01/2008 to 12/31/2008....................     2.090955      0.921211     3,921,022
  FI Value Leaders Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004....................     2.365503      2.672659        80,300
     01/01/2005 to 12/31/2005....................     2.672659      2.917798       476,645
     01/01/2006 to 12/31/2006....................     2.917798      3.220868       977,870
     01/01/2007 to 12/31/2007....................     3.220868      3.309276     1,135,793
     01/01/2008 to 12/31/2008....................     3.309276      1.992201       962,880
  FI Value Leaders Sub-Account (Class E)(9)
     07/02/2001 to 12/31/2001....................     2.652774      2.411394        98,150
     01/01/2002 to 12/31/2002....................     2.411394      1.917471       342,085
     01/01/2003 to 12/31/2003....................     1.917471      2.402457       743,172
     01/01/2004 to 12/31/2004....................     2.402457      2.697006     1,058,978
     01/01/2005 to 12/31/2005....................     2.697006      2.946950     1,051,934
     01/01/2006 to 12/31/2006....................     2.946950      3.256193     1,110,483
     01/01/2007 to 12/31/2007....................     3.256193      3.348856     1,006,488
     01/01/2008 to 12/31/2008....................     3.348856      2.018308       865,847

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Franklin Templeton Small Cap Growth Sub-Account
     07/02/2001 to 12/31/2001....................     0.954129      0.881195       178,826
     01/01/2002 to 12/31/2002....................     0.881195      0.626836     1,795,413
     01/01/2003 to 12/31/2003....................     0.626836      0.896067     4,615,868
     01/01/2004 to 12/31/2004....................     0.896067      0.984537     6,743,180
     01/01/2005 to 12/31/2005....................     0.984537      1.016048     8,146,418
     01/01/2006 to 12/31/2006....................     1.016048      1.102095     9,589,427
     01/01/2007 to 12/31/2007....................     1.102095      1.136435     9,641,364
     01/01/2008 to 12/31/2008....................     1.136435      0.659333    10,254,621
  Harris Oakmark Focused Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004....................     3.096339      3.365533     1,370,253
     01/01/2005 to 12/31/2005....................     3.365533      3.650141     3,318,068
     01/01/2006 to 12/31/2006....................     3.650141      4.047789     4,449,531
     01/01/2007 to 12/31/2007....................     4.047789      3.718169     4,485,320
     01/01/2008 to 12/31/2008....................     3.718169      1.979894     4,563,854
  Harris Oakmark Focused Value Sub-Account (Class
     E)(9)
     07/02/2001 to 12/31/2001....................     2.560091      2.685571       481,964
     01/01/2002 to 12/31/2002....................     2.685571      2.416310     4,907,449
     01/01/2003 to 12/31/2003....................     2.416310      3.163837    11,636,252
     01/01/2004 to 12/31/2004....................     3.163837      3.433184    14,747,612
     01/01/2005 to 12/31/2005....................     3.433184      3.727094    13,867,196
     01/01/2006 to 12/31/2006....................     3.727094      4.137273    12,094,110
     01/01/2007 to 12/31/2007....................     4.137273      3.804158    10,867,283
     01/01/2008 to 12/31/2008....................     3.804158      2.027693     9,689,704
  Harris Oakmark International Sub-Account (Class
     B)(6)
     05/01/2003 to 12/31/2003....................     0.878540      1.182011     2,995,185
     01/01/2004 to 12/31/2004....................     1.182011      1.408279     9,968,061
     01/01/2005 to 12/31/2005....................     1.408279      1.590425    16,284,269
     01/01/2006 to 12/31/2006....................     1.590425      2.025872    20,405,438
     01/01/2007 to 12/31/2007....................     2.025872      1.980184    21,282,940
     01/01/2008 to 12/31/2008....................     1.980184      1.157172    20,184,851
  Harris Oakmark International Sub-Account (Class
     E)(7)
     05/01/2002 to 12/31/2002....................     1.061095      0.886504             0
     01/01/2003 to 12/31/2003....................     0.886504      1.184423     1,543,584
     01/01/2004 to 12/31/2004....................     1.184423      1.413075     2,533,199
     01/01/2005 to 12/31/2005....................     1.413075      1.596359     3,197,476
     01/01/2006 to 12/31/2006....................     1.596359      2.035584     3,474,457
     01/01/2007 to 12/31/2007....................     2.035584      1.992066     3,459,660
     01/01/2008 to 12/31/2008....................     1.992066      1.165262     2,773,250
  Janus Forty Sub-Account
     04/30/2007 to 12/31/2007....................   155.288878    190.818735        11,955
     01/01/2008 to 12/31/2008....................   190.818735    109.412134        70,483

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Jennison Growth Sub-Account (Class B)
     05/01/2005 to 12/31/2005....................     0.412046      0.495770       372,314
     01/01/2006 to 12/31/2006....................     0.495770      0.502487       834,092
     01/01/2007 to 12/31/2007....................     0.502487      0.553280     1,110,375
     01/01/2008 to 12/31/2008....................     0.553280      0.347050     1,270,553
  Jennison Growth Subaccount (Class B)(8)(10)
     (previously Met/Putnam Voyager Sub-Account
     (Class B))
     05/01/2004 to 12/31/2004....................     0.426835      0.446336        83,090
     01/01/2005 to 04/30/2005....................     0.446336      0.407095             0
  Jennison Growth Sub-Account (Class E)
     05/01/2005 to 12/31/2005....................     0.412329      0.496830     3,192,387
     01/01/2006 to 12/31/2006....................     0.496830      0.503929     3,201,902
     01/01/2007 to 12/31/2007....................     0.503929      0.555641     2,656,436
     01/01/2008 to 12/31/2008....................     0.555641      0.348382     2,346,588
  Jennison Growth Subaccount (Class E)(9)(10)
     (previously Met/Putnam Voyager Sub-Account
     (Class E))
     07/02/2001 to 12/31/2001....................     0.576172      0.494394       357,289
     01/01/2002 to 12/31/2002....................     0.494394      0.347152     1,678,334
     01/01/2003 to 12/31/2003....................     0.347152      0.431385     3,578,139
     01/01/2004 to 12/31/2004....................     0.431385      0.446340     3,453,420
     01/01/2005 to 04/30/2005....................     0.446340      0.411153             0
  Julius Baer International Stock Sub-Account
     (Class B) (formerly FI International Stock
     Sub-Account (Class B))(8)(15)
     05/01/2004 to 12/31/2004....................     1.221093      1.397216     1,227,378
     01/01/2005 to 12/31/2005....................     1.397216      1.624204     3,844,781
     01/01/2006 to 12/31/2006....................     1.624204      1.866242     5,748,730
     01/01/2007 to 12/31/2007....................     1.866242      2.030547     6,339,042
     01/01/2008 to 12/31/2008....................     2.030547      1.119223     7,948,500
  Julius Baer International Stock Sub-Account
     (Class E) (formerly FI International Stock
     Sub-Account (Class E))(9)(15)
     07/02/2001 to 12/31/2001....................     1.286985      1.177247       302,022
     01/01/2002 to 12/31/2002....................     1.177247      0.958679     3,281,364
     01/01/2003 to 12/31/2003....................     0.958679      1.212108     9,382,604
     01/01/2004 to 12/31/2004....................     1.212108      1.414070    10,047,349
     01/01/2005 to 12/31/2005....................     1.414070      1.646785     9,262,176
     01/01/2006 to 12/31/2006....................     1.646785      1.892721     8,542,749
     01/01/2007 to 12/31/2007....................     1.892721      2.061892     7,354,196
     01/01/2008 to 12/31/2008....................     2.061892      1.137322     7,170,716

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Lazard Mid Cap Sub-Account
     05/01/2002 to 12/31/2002....................     1.141290      0.969569       430,746
     01/01/2003 to 12/31/2003....................     0.969569      1.209365     3,066,916
     01/01/2004 to 12/31/2004....................     1.209365      1.367680     5,283,165
     01/01/2005 to 12/31/2005....................     1.367680      1.461043     5,799,526
     01/01/2006 to 12/31/2006....................     1.461043      1.656344     6,140,949
     01/01/2007 to 12/31/2007....................     1.656344      1.592926     7,222,657
     01/01/2008 to 12/31/2008....................     1.592926      0.971556     6,889,859
  Legg Mason Partners Aggressive Growth Sub-
     Account(5)(13)
     07/02/2001 to 12/31/2001....................     0.952135      0.775990       338,843
     01/01/2002 to 12/31/2002....................     0.775990      0.530690     1,339,061
     01/01/2003 to 12/31/2003....................     0.530690      0.681507     2,098,484
     01/01/2004 to 12/31/2004....................     0.681507      0.730558     2,428,212
     01/01/2005 to 12/31/2005....................     0.730558      0.820277     2,795,359
     01/01/2006 to 12/31/2006....................     0.820277      0.796827     3,757,688
     01/01/2007 to 12/31/2007....................     0.796827      0.805523     3,722,075
     01/01/2008 to 12/31/2008....................     0.805523      0.485322     3,438,939
  Legg Mason Value Equity Sub-Account
     05/01/2006 to 12/31/2006....................     9.519843     10.222985        69,097
     01/01/2007 to 12/31/2007....................    10.222985      9.508568        96,051
     01/01/2008 to 12/31/2008....................     9.508568      4.265892       114,583
  Lehman Brothers(R) Aggregate Bond Index Sub-
     Account
     07/02/2001 to 12/31/2001....................     1.104444      1.137661       214,731
     01/01/2002 to 12/31/2002....................     1.137661      1.236460     3,314,448
     01/01/2003 to 12/31/2003....................     1.236460      1.263646     9,580,256
     01/01/2004 to 12/31/2004....................     1.263646      1.297178    11,900,128
     01/01/2005 to 12/31/2005....................     1.297178      1.306147    14,339,751
     01/01/2006 to 12/31/2006....................     1.306147      1.340487    15,246,938
     01/01/2007 to 12/31/2007....................     1.340487      1.413341    14,789,032
     01/01/2008 to 12/31/2008....................     1.413341      1.475806    12,927,831
  Loomis Sayles Small Cap Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004....................     2.401208      2.725367       300,389
     01/01/2005 to 12/31/2005....................     2.725367      2.874174     1,328,797
     01/01/2006 to 12/31/2006....................     2.874174      3.307237     2,293,441
     01/01/2007 to 12/31/2007....................     3.307237      3.649272     2,877,648
     01/01/2008 to 12/31/2008....................     3.649272      2.306703     3,215,282

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Loomis Sayles Small Cap Sub-Account (Class
     E)(9)
     07/02/2001 to 12/31/2001....................     2.417476      2.290434       145,572
     01/01/2002 to 12/31/2002....................     2.290434      1.774194     1,198,186
     01/01/2003 to 12/31/2003....................     1.774194      2.390252     3,539,781
     01/01/2004 to 12/31/2004....................     2.390252      2.745768     4,603,794
     01/01/2005 to 12/31/2005....................     2.745768      2.898261     4,742,441
     01/01/2006 to 12/31/2006....................     2.898261      3.338152     4,422,117
     01/01/2007 to 12/31/2007....................     3.338152      3.686879     3,933,129
     01/01/2008 to 12/31/2008....................     3.686879      2.332819     3,505,825
  Lord Abbett Bond Debenture Sub-Account
     07/02/2001 to 12/31/2001....................     1.380912      1.390396        52,634
     01/01/2002 to 12/31/2002....................     1.390396      1.366619       963,586
     01/01/2003 to 12/31/2003....................     1.366619      1.609827     4,577,028
     01/01/2004 to 12/31/2004....................     1.609827      1.721334     9,039,529
     01/01/2005 to 12/31/2005....................     1.721334      1.727117    12,161,562
     01/01/2006 to 12/31/2006....................     1.727117      1.863611    14,355,332
     01/01/2007 to 12/31/2007....................     1.863611      1.962852    15,753,529
     01/01/2008 to 12/31/2008....................     1.962852      1.579380    13,447,224
  Met/AIM Small Cap Growth Sub-Account
     05/01/2002 to 12/31/2002....................     1.123754      0.849902       651,148
     01/01/2003 to 12/31/2003....................     0.849902      1.166732     2,056,754
     01/01/2004 to 12/31/2004....................     1.166732      1.227546     2,741,236
     01/01/2005 to 12/31/2005....................     1.227546      1.313857     3,080,384
     01/01/2006 to 12/31/2006....................     1.313857      1.483088     2,830,369
     01/01/2007 to 12/31/2007....................     1.483088      1.628351     2,498,856
     01/01/2008 to 12/31/2008....................     1.628351      0.986272     2,237,821
  Met/Franklin Income Sub-Account (Class C)
     04/28/2008 to 12/31/2008....................     9.998740      8.000140        17,561
  Met/Franklin Mutual Shares Sub-Account (Class
     C)
     04/28/2008 to 12/31/2008....................     9.998740      6.611535        25,904
  Met/Franklin Templeton Founding Strategy Sub-
     Account (Class C)
     04/28/2008 to 12/31/2008....................     9.998740      7.045771       385,070
  Met/Templeton Growth Sub-Account (Class C)
     04/28/2008 to 12/31/2008....................     9.998740      6.580617        14,195
  MetLife Aggressive Sub-Account
     05/01/2005 to 12/31/2005....................     9.999055     11.169288        24,530
     01/01/2006 to 12/31/2006....................    11.169288     12.770955       349,460
     01/01/2007 to 12/31/2007....................    12.770955     13.036832       595,402
     01/01/2008 to 12/31/2008....................    13.036832      7.674550       762,897

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  MetLife Conservative Allocation Sub-Account
     05/01/2005 to 12/31/2005....................     9.999055     10.317034         7,268
     01/01/2006 to 12/31/2006....................    10.317034     10.902214        59,113
     01/01/2007 to 12/31/2007....................    10.902214     11.377287       282,342
     01/01/2008 to 12/31/2008....................    11.377287      9.628698       792,455
  MetLife Conservative to Moderate Allocation
     Sub-Account
     05/01/2005 to 12/31/2005....................     9.999055     10.535322       151,983
     01/01/2006 to 12/31/2006....................    10.535322     11.396525       542,136
     01/01/2007 to 12/31/2007....................    11.396525     11.807528     1,911,543
     01/01/2008 to 12/31/2008....................    11.807528      9.151441     2,651,607
  MetLife Mid Cap Stock Index Sub-Account
     07/02/2001 to 12/31/2001....................     1.053577      1.033682       118,901
     01/01/2002 to 12/31/2002....................     1.033682      0.867483     1,826,447
     01/01/2003 to 12/31/2003....................     0.867483      1.153856     4,894,484
     01/01/2004 to 12/31/2004....................     1.153856      1.319938     7,335,056
     01/01/2005 to 12/31/2005....................     1.319938      1.461744     8,344,977
     01/01/2006 to 12/31/2006....................     1.461744      1.587065     9,084,788
     01/01/2007 to 12/31/2007....................     1.587065      1.686745     8,784,510
     01/01/2008 to 12/31/2008....................     1.686745      1.060829     8,755,243
  MetLife Moderate Allocation Sub-Account
     05/01/2005 to 12/31/2005....................     9.999055     10.766505       830,877
     01/01/2006 to 12/31/2006....................    10.766505     11.903852     2,840,488
     01/01/2007 to 12/31/2007....................    11.903852     12.278437     6,984,165
     01/01/2008 to 12/31/2008....................    12.278437      8.662263     9,916,917
  MetLife Moderate to Aggressive Allocation Sub-
     Account
     05/01/2005 to 12/31/2005....................     9.999055     10.992739       483,478
     01/01/2006 to 12/31/2006....................    10.992739     12.412295     3,516,873
     01/01/2007 to 12/31/2007....................    12.412295     12.741993    13,893,994
     01/01/2008 to 12/31/2008....................    12.741993      8.172701    18,895,032
  MetLife Stock Index Sub-Account
     07/02/2001 to 12/31/2001....................     3.893357      3.611327       114,642
     01/01/2002 to 12/31/2002....................     3.611327      2.766162     1,416,238
     01/01/2003 to 12/31/2003....................     2.766162      3.496726     3,440,780
     01/01/2004 to 12/31/2004....................     3.496726      3.811946     5,142,665
     01/01/2005 to 12/31/2005....................     3.811946      3.933377     5,401,947
     01/01/2006 to 12/31/2006....................     3.933377      4.479032     5,242,174
     01/01/2007 to 12/31/2007....................     4.479032      4.647803     4,774,960
     01/01/2008 to 12/31/2008....................     4.647803      2.882609     5,006,580
  MFS(R) Investors Trust Sub-Account (Class
     B)(11)
     05/01/2004 to 12/31/2004....................     7.787457      8.647002         9,665
     01/01/2005 to 12/31/2005....................     8.647002      9.138390        20,535
     01/01/2006 to 04/30/2006....................     9.138390      9.558607        29,169

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  MFS(R) Investors Trust Sub-Account (Class
     E)(11)
     07/02/2001 to 12/31/2001....................     0.899677      0.835089       110,905
     01/01/2002 to 12/31/2002....................     0.835089      0.658445       813,019
     01/01/2003 to 12/31/2003....................     0.658445      0.790862     2,467,604
     01/01/2004 to 12/31/2004....................     0.790862      0.869966     4,638,502
     01/01/2005 to 12/31/2005....................     0.869966      0.921227     4,584,532
     01/01/2006 to 04/30/2006....................     0.921227      0.963902             0
  MFS(R) Investors Trust Sub-Account(2)(11)
     (previously MFS(R) Research Managers Sub-
     Account)
     07/02/2001 to 12/31/2001....................     0.981512      0.881931        14,318
     01/01/2002 to 12/31/2002....................     0.881931      0.660811       488,204
     01/01/2003 to 12/31/2003....................     0.660811      0.809503     1,444,156
     01/01/2004 to 04/30/2004....................     0.809503      0.824834     1,931,513
  MFS(R) Research International Sub-Account
     07/02/2001 to 12/31/2001....................     0.927492      0.849709        93,021
     01/01/2002 to 12/31/2002....................     0.849709      0.740863     1,816,147
     01/01/2003 to 12/31/2003....................     0.740863      0.967070     5,529,748
     01/01/2004 to 12/31/2004....................     0.967070      1.142973     8,360,916
     01/01/2005 to 12/31/2005....................     1.142973      1.315501    10,997,444
     01/01/2006 to 12/31/2006....................     1.315501      1.645958    12,926,162
     01/01/2007 to 12/31/2007....................     1.645958      1.843291    13,818,599
     01/01/2008 to 12/31/2008....................     1.843291      1.050197    17,805,194
  MFS(R) Total Return Sub-Account
     05/01/2004 to 12/31/2004....................     3.836332      4.178340     2,030,803
     01/01/2005 to 12/31/2005....................     4.178340      4.248456     2,996,302
     01/01/2006 to 12/31/2006....................     4.248456      4.701210     3,176,630
     01/01/2007 to 12/31/2007....................     4.701210      4.838519     3,226,616
     01/01/2008 to 12/31/2008....................     4.838519      3.714131     2,711,425
  MFS(R) Value Sub-Account (Class B) (formerly
     Harris Oakmark Large Cap Value Sub-Account
     (Class B))(8)(16)
     05/01/2004 to 12/31/2004....................     1.230199      1.329755     2,077,579
     01/01/2005 to 12/31/2005....................     1.329755      1.292898     6,777,537
     01/01/2006 to 12/31/2006....................     1.292898      1.506150     7,944,239
     01/01/2007 to 12/31/2007....................     1.506150      1.428893     8,029,025
     01/01/2008 to 12/31/2008....................     1.428893      0.936451     8,573,069

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  MFS(R) Value Sub-Account (Class E) (formerly
     Harris Oakmark Large Cap Value Sub-Account
     (Class E))(9)(16)
     05/01/2002 to 12/31/2002....................     1.194373      0.981280     1,013,132
     01/01/2003 to 12/31/2003....................     0.981280      1.215874     8,106,150
     01/01/2004 to 12/31/2004....................     1.215874      1.337643    11,067,763
     01/01/2005 to 12/31/2005....................     1.337643      1.301992    11,137,622
     01/01/2006 to 12/31/2006....................     1.301992      1.517964    10,194,359
     01/01/2007 to 12/31/2007....................     1.517964      1.441564     8,867,641
     01/01/2008 to 12/31/2008....................     1.441564      0.946068     7,557,362
  MFS(R) Total Return Sub-Account(1) (previously
     Balanced Sub-Account)
     07/02/2001 to 12/31/2001....................     1.524385      1.498783        35,048
     01/01/2002 to 12/31/2002....................     1.498783      1.278296     1,327,453
     01/01/2003 to 12/31/2003....................     1.278296      1.511755     3,446,285
     01/01/2004 to 04/30/2004....................     1.511755      1.499786     4,349,772
  Morgan Stanley EAFE(R) Index Sub-Account
     07/02/2001 to 12/31/2001....................     0.950882      0.858225        78,621
     01/01/2002 to 12/31/2002....................     0.858225      0.706210     1,730,884
     01/01/2003 to 12/31/2003....................     0.706210      0.957843     5,478,996
     01/01/2004 to 12/31/2004....................     0.957843      1.129340     8,721,376
     01/01/2005 to 12/31/2005....................     1.129340      1.260846    10,320,319
     01/01/2006 to 12/31/2006....................     1.260846      1.563644    11,042,309
     01/01/2007 to 12/31/2007....................     1.563644      1.708280    11,955,730
     01/01/2008 to 12/31/2008....................     1.708280      0.976071    12,740,429
  Neuberger Berman Mid Cap Value Sub-Account
     07/02/2001 to 12/31/2001....................     1.561179      1.512612        63,321
     01/01/2002 to 12/31/2002....................     1.512612      1.347093       805,768
     01/01/2003 to 12/31/2003....................     1.347093      1.813282     2,573,919
     01/01/2004 to 12/31/2004....................     1.813282      2.198692     5,209,970
     01/01/2005 to 12/31/2005....................     2.198692      2.432881     8,256,813
     01/01/2006 to 12/31/2006....................     2.432881      2.674453     9,986,489
     01/01/2007 to 12/31/2007....................     2.674453      2.728070    10,970,053
     01/01/2008 to 12/31/2008....................     2.728070      1.416431    11,677,205
  Oppenheimer Capital Appreciation Sub-Account
     05/01/2005 to 12/31/2005....................     8.032014      8.735738        29,894
     01/01/2006 to 12/31/2006....................     8.735738      9.293841        78,596
     01/01/2007 to 12/31/2007....................     9.293841     10.499744       169,622
     01/01/2008 to 12/31/2008....................    10.499744      5.611086       222,689

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Oppenheimer Global Equity Sub-Account
     05/01/2004 to 12/31/2004....................    12.983513     15.001713         7,183
     01/01/2005 to 12/31/2005....................    15.001713     17.200474        75,986
     01/01/2006 to 12/31/2006....................    17.200474     19.784749       221,134
     01/01/2007 to 12/31/2007....................    19.784749     20.781961       304,771
     01/01/2008 to 12/31/2008....................    20.781961     12.211547       300,693
  PIMCO Inflation Protection Bond Sub-Account
     05/01/2006 to 12/31/2006....................    11.078325     11.205166        64,045
     01/01/2007 to 12/31/2007....................    11.205166     12.272379       151,478
     01/01/2008 to 12/31/2008....................    12.272379     11.295897       916,660
  PIMCO Total Return Sub-Account
     07/02/2001 to 12/31/2001....................     1.008542      1.056063     1,136,384
     01/01/2002 to 12/31/2002....................     1.056063      1.141013     9,603,432
     01/01/2003 to 12/31/2003....................     1.141013      1.176541    29,020,116
     01/01/2004 to 12/31/2004....................     1.176541      1.220981    42,539,683
     01/01/2005 to 12/31/2005....................     1.220981      1.234188    53,067,828
     01/01/2006 to 12/31/2006....................     1.234188      1.275235    56,248,053
     01/01/2007 to 12/31/2007....................     1.275235      1.355933    55,723,578
     01/01/2008 to 12/31/2008....................     1.355933      1.345880    49,763,446
  RCM Technology Sub-Account
     07/02/2001 to 12/31/2001....................     0.758624      0.610749       236,284
     01/01/2002 to 12/31/2002....................     0.610749      0.297468     1,811,806
     01/01/2003 to 12/31/2003....................     0.297468      0.463355     6,874,562
     01/01/2004 to 12/31/2004....................     0.463355      0.438292    12,237,593
     01/01/2005 to 12/31/2005....................     0.438292      0.481024    11,341,203
     01/01/2006 to 12/31/2006....................     0.481024      0.500963    11,210,671
     01/01/2007 to 12/31/2007....................     0.500963      0.651313    11,514,422
     01/01/2008 to 12/31/2008....................     0.651313      0.357644    11,811,439
  Russell 2000(R) Index Sub-Account
     07/02/2001 to 12/31/2001....................     1.226300      1.193861       176,064
     01/01/2002 to 12/31/2002....................     1.193861      0.936873     1,652,423
     01/01/2003 to 12/31/2003....................     0.936873      1.349540     4,202,177
     01/01/2004 to 12/31/2004....................     1.349540      1.566231     7,033,204
     01/01/2005 to 12/31/2005....................     1.566231      1.614955     8,067,607
     01/01/2006 to 12/31/2006....................     1.614955      1.877218     8,902,863
     01/01/2007 to 12/31/2007....................     1.877218      1.824009     8,818,796
     01/01/2008 to 12/31/2008....................     1.824009      1.195970     8,219,937
  SSgA Growth and Income ETF Sub-Account
     (formerly Cyclical Growth and Income ETF
     Sub-Account)(14)
     05/01/2006 to 12/31/2006....................    10.528821     11.195806        19,800
     01/01/2007 to 12/31/2007....................    11.195806     11.664615        85,601
     01/01/2008 to 12/31/2008....................    11.664615      8.641254       164,786

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  SSgA Growth ETF Sub-Account (formerly Cyclical
     Growth ETF Sub-Account)(14)
     05/01/2006 to 12/31/2006....................    10.719973     11.451405        23,293
     01/01/2007 to 12/31/2007....................    11.451405     11.955814        46,159
     01/01/2008 to 12/31/2008....................    11.955814      7.922324        87,355
  T. Rowe Price Large Cap Growth Sub-Account
     05/01/2004 to 12/31/2004....................     1.132121      1.228822     1,449,526
     01/01/2005 to 12/31/2005....................     1.228822      1.291677     5,547,726
     01/01/2006 to 12/31/2006....................     1.291677      1.441446     7,160,330
     01/01/2007 to 12/31/2007....................     1.441446      1.555276     8,008,961
     01/01/2008 to 12/31/2008....................     1.555276      0.891682     8,861,861
  T. Rowe Price Mid Cap Growth Sub-Account
     07/02/2001 to 12/31/2001....................     0.931854      0.825551        41,122
     01/01/2002 to 12/31/2002....................     0.825551      0.456708     1,655,011
     01/01/2003 to 12/31/2003....................     0.456708      0.616917     5,668,644
     01/01/2004 to 12/31/2004....................     0.616917      0.718542    12,901,702
     01/01/2005 to 12/31/2005....................     0.718542      0.814249    19,229,605
     01/01/2006 to 12/31/2006....................     0.814249      0.854583    23,043,363
     01/01/2007 to 12/31/2007....................     0.854583      0.993758    25,073,979
     01/01/2008 to 12/31/2008....................     0.993758      0.591882    26,714,584
  T. Rowe Price Small Cap Growth Sub-Account
     05/01/2004 to 12/31/2004....................     1.260567      1.346140       151,024
     01/01/2005 to 12/31/2005....................     1.346140      1.473388       708,562
     01/01/2006 to 12/31/2006....................     1.473388      1.509438     1,478,571
     01/01/2007 to 12/31/2007....................     1.509438      1.634326     1,792,516
     01/01/2008 to 12/31/2008....................     1.634326      1.028841     2,187,102
  Western Asset Management Strategic Bond
     Opportunities Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004....................     1.910648      2.028901     1,435,056
     01/01/2005 to 12/31/2005....................     2.028901      2.057148     4,955,681
     01/01/2006 to 12/31/2006....................     2.057148      2.131819     7,685,962
     01/01/2007 to 12/31/2007....................     2.131819      2.185365     8,845,406
     01/01/2008 to 12/31/2008....................     2.185365      1.831445     7,824,922
  Western Asset Management Strategic Bond
     Opportunities Sub-Account (Class B)(9)
     07/02/2001 to 12/31/2001....................     1.578946      1.617493       180,096
     01/01/2002 to 12/31/2002....................     1.617493      1.748698     1,639,255
     01/01/2003 to 12/31/2003....................     1.748698      1.944727     5,507,868
     01/01/2004 to 12/31/2004....................     1.944727      2.046945     8,185,861
     01/01/2005 to 12/31/2005....................     2.046945      2.077677     8,394,205
     01/01/2006 to 12/31/2006....................     2.077677      2.153702     7,962,524
     01/01/2007 to 12/31/2007....................     2.153702      2.211727     7,864,990
     01/01/2008 to 12/31/2008....................     2.211727      1.855921     5,862,575

                                                        1.15% VARIABLE ACCOUNT CHARGE
                                                   ---------------------------------------
                                                      AUV AT        AUV AT     ACCUM UNITS
                                                   BEGINNING OF    ENDING OF      END OF
                                                      PERIOD        PERIOD        PERIOD
                                                   ------------   ----------   -----------
  Western Asset Management U.S. Government Sub-
     Account (Class B)(8)
     05/01/2004 to 12/31/2004....................     1.579245      1.619580     2,054,332
     01/01/2005 to 12/31/2005....................     1.619580      1.623381     6,607,389
     01/01/2006 to 12/31/2006....................     1.623381      1.667697     8,653,084
     01/01/2007 to 12/31/2007....................     1.667697      1.715019     8,732,679
     01/01/2008 to 12/31/2008....................     1.715019      1.686333     9,173,702
  Western Asset Management U.S. Government Sub-
     Account (Class E)(9)
     07/02/2001 to 12/31/2001....................     1.458588      1.504288       871,165
     01/01/2002 to 12/31/2002....................     1.504288      1.600458     4,380,584
     01/01/2003 to 12/31/2003....................     1.600458      1.606657    10,414,448
     01/01/2004 to 12/31/2004....................     1.606657      1.632791    12,063,010
     01/01/2005 to 12/31/2005....................     1.632791      1.639669    11,770,403
     01/01/2006 to 12/31/2006....................     1.639669      1.685404    10,745,311
     01/01/2007 to 12/31/2007....................     1.685404      1.734878     9,495,932
     01/01/2008 to 12/31/2008....................     1.734878      1.707646     7,041,869






                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                                                       NUMBER OF
                                                     ACCUMULATION    ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                     BEGINNING OF       END OF      OUTSTANDING AT
                                                        PERIOD          PERIOD       END OF PERIOD
                                                    -------------   -------------   --------------
American Forerunner -- 1.40
  American Funds Bond Sub-Account
     05/01/2006 to 12/31/2006.....................    14.825548       15.562026          165,796
     01/01/2007 to 12/31/2007.....................    15.562026       15.855269          691,490
     01/01/2008 to 12/31/2008.....................    15.855269       14.172696          684,203
  American Funds Global Small Capitalization Sub-
     Account
     07/02/2001 to 12/31/2001.....................     1.467879        1.354969          174,008
     01/01/2002 to 12/31/2002.....................     1.354969        1.081548        2,084,831
     01/01/2003 to 12/31/2003.....................     1.081548        1.637421        4,945,481
     01/01/2004 to 12/31/2004.....................     1.637421        1.951751        9,266,699
     01/01/2005 to 12/31/2005.....................     1.951751        2.412643       12,165,119
     01/01/2006 to 12/31/2006.....................     2.412643        2.951478       15,102,207
     01/01/2007 to 12/31/2007.....................     2.951478        3.533839       16,495,469
     01/01/2008 to 12/31/2008.....................     3.533839        1.619536       17,411,843
American Forerunner -- 1.15 01/00/1900

                                                             1.40% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                                                       NUMBER OF
                                                     ACCUMULATION    ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                     BEGINNING OF       END OF      OUTSTANDING AT
                                                        PERIOD          PERIOD       END OF PERIOD
                                                    -------------   -------------   --------------
  American Funds Growth Sub-Account
     07/02/2001 to 12/31/2001.....................    12.984914       11.482595           92,536
     01/01/2002 to 12/31/2002.....................    11.482595        8.553837        1,339,395
     01/01/2003 to 12/31/2003.....................     8.553837       11.539710        3,886,871
     01/01/2004 to 12/31/2004.....................    11.539710       12.800876        6,318,658
     01/01/2005 to 12/31/2005.....................    12.800876       14.667370        7,944,020
     01/01/2006 to 12/31/2006.....................    14.667370       15.941872        8,793,027
     01/01/2007 to 12/31/2007.....................    15.941872       17.660120        8,829,483
     01/01/2008 to 12/31/2008.....................    17.660120        9.756618        9,143,320
  American Funds Growth-Income Sub-Account
     07/02/2001 to 12/31/2001.....................     8.799275        8.540624          110,485
     01/01/2002 to 12/31/2002.....................     8.540624        6.876924        1,449,139
     01/01/2003 to 12/31/2003.....................     6.876924        8.980345        4,125,345
     01/01/2004 to 12/31/2004.....................     8.980345        9.773854        6,296,437
     01/01/2005 to 12/31/2005.....................     9.773854       10.200482        7,723,449
     01/01/2006 to 12/31/2006.....................    10.200482       11.588340        8,088,661
     01/01/2007 to 12/31/2007.....................    11.588340       12.002585        7,801,254
     01/01/2008 to 12/31/2008.....................    12.002585        7.355638        7,641,518

                            ACCUMULATION UNIT VALUES
            (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                         CONDENSED FINANCIAL INFORMATION




                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
American Forerunner -- 2.20
  American Funds Balanced Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008.....................     10.007589         6.973097              0
  American Funds Growth Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008.....................      9.997589         6.324798              0
  American Funds Moderate Allocation Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008.....................     10.017588         7.643140              0
  BlackRock Aggressive Growth Sub-Account (Class
     B)
     05/01/2004 to 12/31/2004.....................     29.528498        32.564802              0
     01/01/2005 to 12/31/2005.....................     32.564802        35.181834            324
     01/01/2006 to 12/31/2006.....................     35.181834        36.644245            972
     01/01/2007 to 12/31/2007.....................     36.644245        43.096000          1,142
     01/01/2008 to 12/31/2008.....................     43.096000        22.830686          1,172
  BlackRock Bond Income Sub-Account (Class B)
     07/02/2001 to 12/31/2001.....................      3.289752         3.395052              0
     01/01/2002 to 12/31/2002.....................      3.395052         3.592471              0
     01/01/2003 to 12/31/2003.....................      3.592471         3.710502          9,484
     01/01/2004 to 12/31/2004.....................      3.710502         3.780980         20,644
     01/01/2005 to 12/31/2005.....................      3.780980         3.778624         21,119
     01/01/2006 to 12/31/2006.....................      3.778624         3.849555         13,969
     01/01/2007 to 12/31/2007.....................      3.849555         3.992112         16,300
     01/01/2008 to 12/31/2008.....................      3.992112         3.761891         12,966
  BlackRock Diversified Sub-Account (Class B)
     05/01/2004 to 12/31/2004.....................     30.635232        32.878595            415
     01/01/2005 to 12/31/2005.....................     32.878595        33.071886             91
     01/01/2006 to 12/31/2006.....................     33.071886        35.669174            338
     01/01/2007 to 12/31/2007.....................     35.669174        36.848524            321
     01/01/2008 to 12/31/2008.....................     36.848524        27.045619            299
  BlackRock Large Cap Core Sub-Account(12)
     04/30/2007 to 12/31/2007.....................      6.452878         6.473410          1,846
     01/01/2008 to 12/31/2008.....................      6.473410         3.969669              0

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  BlackRock Large Cap Sub-Account(12) (previously
     BlackRock Investment Trust Sub-Account (Class
     B))
     07/02/2001 to 12/31/2001.....................      6.128417         5.575148              0
     01/01/2002 to 12/31/2002.....................      5.575148         4.020285              0
     01/01/2003 to 12/31/2003.....................      4.020285         5.109056              0
     01/01/2004 to 12/31/2004.....................      5.109056         5.527244              0
     01/01/2005 to 12/31/2005.....................      5.527244         5.586658              0
     01/01/2006 to 12/31/2006.....................      5.586658         6.221507          1,904
     01/01/2007 to 04/27/2007.....................      6.221507         6.507696              0
  BlackRock Large Cap Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004.....................      1.052091         1.154511              0
     01/01/2005 to 12/31/2005.....................      1.154511         1.192227          6,810
     01/01/2006 to 12/31/2006.....................      1.192227         1.389468         84,147
     01/01/2007 to 12/31/2007.....................      1.389468         1.401599        176,220
     01/01/2008 to 12/31/2008.....................      1.401599         0.889641        107,847
  BlackRock Large Cap Value Sub-Account (Class
     E)(9)
     05/01/2002 to 12/31/2002.....................      1.000000         0.788172              0
     01/01/2003 to 12/31/2003.....................      0.788172         1.044060          7,861
     01/01/2004 to 12/31/2004.....................      1.044060         1.157334         15,772
     01/01/2005 to 12/31/2005.....................      1.157334         1.196654         33,539
     01/01/2006 to 12/31/2006.....................      1.196654         1.395508         34,537
     01/01/2007 to 12/31/2007.....................      1.395508         1.409640         35,649
     01/01/2008 to 12/31/2008.....................      1.409640         0.895719         33,458
  BlackRock Legacy Large Cap Growth Sub-Account
     (Class B)(8)
     05/01/2004 to 12/31/2004.....................      2.149498         2.342840          3,511
     01/01/2005 to 12/31/2005.....................      2.342840         2.446796         13,081
     01/01/2006 to 12/31/2006.....................      2.446796         2.486696         20,230
     01/01/2007 to 12/31/2007.....................      2.486696         2.880635         22,491
     01/01/2008 to 12/31/2008.....................      2.880635         1.783832         23,845
  BlackRock Legacy Large Cap Growth Sub-Account
     (Class E)(9)
     07/02/2001 to 12/31/2001.....................      2.833690         2.577886              0
     01/01/2002 to 12/31/2002.....................      2.577886         1.683547              0
     01/01/2003 to 12/31/2003.....................      1.683547         2.221857          3,020
     01/01/2004 to 12/31/2004.....................      2.221857         2.360447         19,886
     01/01/2005 to 12/31/2005.....................      2.360447         2.467444         28,901
     01/01/2006 to 12/31/2006.....................      2.467444         2.510392         28,727
     01/01/2007 to 12/31/2007.....................      2.510392         2.910806         28,587
     01/01/2008 to 12/31/2008.....................      2.910806         1.804304         28,140

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  BlackRock Money Market Sub-Account (Class B)
     07/02/2001 to 12/31/2001.....................      1.920674         1.923760              0
     01/01/2002 to 12/31/2002.....................      1.923760         1.903818              0
     01/01/2003 to 12/31/2003.....................      1.903818         1.872726         31,002
     01/01/2004 to 12/31/2004.....................      1.872726         1.845312         64,852
     01/01/2005 to 12/31/2005.....................      1.845312         1.852865         41,252
     01/01/2006 to 12/31/2006.....................      1.852865         1.895153         45,608
     01/01/2007 to 12/31/2007.....................      1.895153         1.942941         43,463
     01/01/2008 to 12/31/2008.....................      1.942941         1.949948         37,566
  BlackRock Strategic Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004.....................      1.562518         1.748585        137,836
     01/01/2005 to 12/31/2005.....................      1.748585         1.777530        168,944
     01/01/2006 to 12/31/2006.....................      1.777530         2.024884         78,843
     01/01/2007 to 12/31/2007.....................      2.024884         1.907462        104,899
     01/01/2008 to 12/31/2008.....................      1.907462         1.146425         36,889
  BlackRock Strategic Value Sub-Account (Class
     E)(9)
     07/02/2001 to 12/31/2001.....................      1.417468         1.381413              0
     01/01/2002 to 12/31/2002.....................      1.381413         1.060973              0
     01/01/2003 to 12/31/2003.....................      1.060973         1.555960         21,326
     01/01/2004 to 12/31/2004.....................      1.555960         1.752858         41,566
     01/01/2005 to 12/31/2005.....................      1.752858         1.782672         53,701
     01/01/2006 to 12/31/2006.....................      1.782672         2.034215         54,698
     01/01/2007 to 12/31/2007.....................      2.034215         1.918527         52,037
     01/01/2008 to 12/31/2008.....................      1.918527         1.154097         42,289
  Clarion Global Real Estate Sub-Account
     (previously Neuberger Berman Real Estate Sub-
     Account)(17)
     05/01/2004 to 12/31/2004.....................      9.998192        12.764997          4,955
     01/01/2005 to 12/31/2005.....................     12.764997        14.147202         11,234
     01/01/2006 to 12/31/2006.....................     14.147202        19.041742         26,839
     01/01/2007 to 12/31/2007.....................     19.041742        15.830068         22,801
     01/01/2008 to 12/31/2008.....................     15.830068         9.031329         15,525
  Davis Venture Value Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004.....................      2.647827         2.834688         41,463
     01/01/2005 to 12/31/2005.....................      2.834688         3.050386         79,987
     01/01/2006 to 12/31/2006.....................      3.050386         3.411548        203,065
     01/01/2007 to 12/31/2007.....................      3.411548         3.481854         89,779
     01/01/2008 to 12/31/2008.....................      3.481854         2.059813         73,302

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Davis Venture Value Sub-Account (Class E)(9)
     07/02/2001 to 12/31/2001.....................      2.642938         2.497466              0
     01/01/2002 to 12/31/2002.....................      2.497466         2.038732              0
     01/01/2003 to 12/31/2003.....................      2.038732         2.607387         18,677
     01/01/2004 to 12/31/2004.....................      2.607387         2.860180        231,327
     01/01/2005 to 12/31/2005.....................      2.860180         3.081745         37,707
     01/01/2006 to 12/31/2006.....................      3.081745         3.449185         37,725
     01/01/2007 to 12/31/2007.....................      3.449185         3.523249         37,901
     01/01/2008 to 12/31/2008.....................      3.523249         2.086441         33,480
  FI Large Cap Sub-Account
     05/01/2006 to 12/31/2006.....................     15.818357        15.917739              0
     01/01/2007 to 12/31/2007.....................     15.917739        16.149075              0
     01/01/2008 to 12/31/2008.....................     16.149075         8.695741              0
  FI Mid Cap Opportunities Sub-Account(4)
     05/01/2002 to 12/31/2002.....................      1.000000         0.806033              0
     01/01/2003 to 12/31/2003.....................      0.806033         1.120382          6,352
     01/01/2004 to 04/30/2004.....................      1.120382         1.107324         40,828
  FI Mid Cap Opportunities Sub-Account(3)
     (previously Janus Mid Cap Sub-Account)
     07/02/2001 to 12/31/2001.....................      1.814885         1.489847              0
     01/01/2002 to 12/31/2002.....................      1.489847         1.032208              0
     01/01/2003 to 12/31/2003.....................      1.032208         1.355874          3,788
     01/01/2004 to 12/31/2004.....................      1.355874         1.549471        125,500
     01/01/2005 to 12/31/2005.....................      1.549471         1.616856        127,987
     01/01/2006 to 12/31/2006.....................      1.616856         1.764590         47,680
     01/01/2007 to 12/31/2007.....................      1.764590         1.865975         67,363
     01/01/2008 to 12/31/2008.....................      1.865975         0.813441         37,748
  FI Value Leaders Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004.....................      2.107115         2.364207            607
     01/01/2005 to 12/31/2005.....................      2.364207         2.554180          3,873
     01/01/2006 to 12/31/2006.....................      2.554180         2.790114         33,250
     01/01/2007 to 12/31/2007.....................      2.790114         2.836590         42,859
     01/01/2008 to 12/31/2008.....................      2.836590         1.689700         18,371
  FI Value Leaders Sub-Account (Class E)(9)
     07/02/2001 to 12/31/2001.....................      2.434601         2.201472              0
     01/01/2002 to 12/31/2002.....................      2.201472         1.732236              0
     01/01/2003 to 12/31/2003.....................      1.732236         2.147737              0
     01/01/2004 to 12/31/2004.....................      2.147737         2.385812          3,016
     01/01/2005 to 12/31/2005.....................      2.385812         2.579773         11,374
     01/01/2006 to 12/31/2006.....................      2.579773         2.820795         11,374
     01/01/2007 to 12/31/2007.....................      2.820795         2.870598         11,374
     01/01/2008 to 12/31/2008.....................      2.870598         1.711892         11,374

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Franklin Templeton Small Cap Growth Sub-Account
     07/02/2001 to 12/31/2001.....................      0.952424         0.875004              0
     01/01/2002 to 12/31/2002.....................      0.875004         0.615917              0
     01/01/2003 to 12/31/2003.....................      0.615917         0.871274          6,247
     01/01/2004 to 12/31/2004.....................      0.871274         0.947272        166,064
     01/01/2005 to 12/31/2005.....................      0.947272         0.967412        215,948
     01/01/2006 to 12/31/2006.....................      0.967412         1.038404        104,112
     01/01/2007 to 12/31/2007.....................      1.038404         1.059511        109,626
     01/01/2008 to 12/31/2008.....................      1.059511         0.608244         85,025
  Harris Oakmark Focused Value Sub-Account (Class
     B)(8)
     05/01/2004 to 12/31/2004.....................      2.758183         2.977180         37,105
     01/01/2005 to 12/31/2005.....................      2.977180         3.195328         55,264
     01/01/2006 to 12/31/2006.....................      3.195328         3.506527         53,467
     01/01/2007 to 12/31/2007.....................      3.506527         3.187138         19,925
     01/01/2008 to 12/31/2008.....................      3.187138         1.679285         13,552
  Harris Oakmark Focused Value Sub-Account (Class
     E)(9)
     07/02/2001 to 12/31/2001.....................      2.349496         2.451764              0
     01/01/2002 to 12/31/2002.....................      2.451764         2.182873              0
     01/01/2003 to 12/31/2003.....................      2.182873         2.828363         63,108
     01/01/2004 to 12/31/2004.....................      2.828363         3.037004         67,383
     01/01/2005 to 12/31/2005.....................      3.037004         3.262671         27,710
     01/01/2006 to 12/31/2006.....................      3.262671         3.584022         25,192
     01/01/2007 to 12/31/2007.....................      3.584022         3.260825         15,910
     01/01/2008 to 12/31/2008.....................      3.260825         1.719816         14,545
  Harris Oakmark International Sub-Account (Class
     B)(6)
     05/01/2003 to 12/31/2003.....................      0.864265         1.154680              0
     01/01/2004 to 12/31/2004.....................      1.154680         1.361315        154,133
     01/01/2005 to 12/31/2005.....................      1.361315         1.521381        224,942
     01/01/2006 to 12/31/2006.....................      1.521381         1.917749        201,589
     01/01/2007 to 12/31/2007.....................      1.917749         1.854805        212,077
     01/01/2008 to 12/31/2008.....................      1.854805         1.072522         78,472
  Janus Forty Sub-Account
     04/30/2007 to 12/31/2007.....................    119.280338       145.542773            505
     01/01/2008 to 12/31/2008.....................    145.542773        82.574883            919
  Jennison Growth Sub-Account (Class B)
     05/01/2005 to 12/31/2005.....................      0.390922         0.467096         40,374
     01/01/2006 to 12/31/2006.....................      0.467096         0.468491         41,226
     01/01/2007 to 12/31/2007.....................      0.468491         0.510431         42,167
     01/01/2008 to 12/31/2008.....................      0.510431         0.316809         48,888
  Jennison Growth Subaccount (Class B)(8)(10)
     (previously Met/Putnam Voyager Sub-Account
     (Class B))
     05/01/2004 to 12/31/2004.....................      0.409218         0.424945              0
     01/01/2005 to 04/30/2005.....................      0.424945         0.386270              0

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Jennison Growth Sub-Account (Class E)
     05/01/2005 to 12/31/2005.....................      0.391191         0.468094         13,393
     01/01/2006 to 12/31/2006.....................      0.468094         0.469834         13,959
     01/01/2007 to 12/31/2007.....................      0.469834         0.512608         13,935
     01/01/2008 to 12/31/2008.....................      0.512608         0.318025         12,184
  Jennison Growth Subaccount (Class E)(9)(10)
     (previously Met/Putnam Voyager Sub-Account
     (Class E))
     07/02/2001 to 12/31/2001.....................      0.569116         0.485780              0
     01/01/2002 to 12/31/2002.....................      0.485780         0.337533              0
     01/01/2003 to 12/31/2003.....................      0.337533         0.415056         12,375
     01/01/2004 to 12/31/2004.....................      0.415056         0.424948         13,323
     01/01/2005 to 04/30/2005.....................      0.424948         0.390108              0
  Julius Baer International Stock Sub-Account
     (Class B) (formerly FI International Stock
     Sub-Account (Class B))(8)(15)
     05/01/2004 to 12/31/2004.....................      1.065074         1.210240         38,955
     01/01/2005 to 12/31/2005.....................      1.210240         1.392205         29,796
     01/01/2006 to 12/31/2006.....................      1.392205         1.583009         57,536
     01/01/2007 to 12/31/2007.....................      1.583009         1.704290         83,475
     01/01/2008 to 12/31/2008.....................      1.704290         0.929532        118,037
  Julius Baer International Stock Sub-Account
     (Class E) (formerly FI International Stock
     Sub-Account (Class E))(9)(15)
     07/02/2001 to 12/31/2001.....................      1.156531         1.052366              0
     01/01/2002 to 12/31/2002.....................      1.052366         0.848021              0
     01/01/2003 to 12/31/2003.....................      0.848021         1.061006          2,237
     01/01/2004 to 12/31/2004.....................      1.061006         1.224834          2,228
     01/01/2005 to 12/31/2005.....................      1.224834         1.411556          2,219
     01/01/2006 to 12/31/2006.....................      1.411556         1.605463          2,210
     01/01/2007 to 12/31/2007.....................      1.605463         1.730593          2,200
     01/01/2008 to 12/31/2008.....................      1.730593         0.944560          1,265
  Lazard Mid Cap Sub-Account
     05/01/2002 to 12/31/2002.....................      1.134614         0.957136              0
     01/01/2003 to 12/31/2003.....................      0.957136         1.181399              0
     01/01/2004 to 12/31/2004.....................      1.181399         1.322062          2,144
     01/01/2005 to 12/31/2005.....................      1.322062         1.397607          2,133
     01/01/2006 to 12/31/2006.....................      1.397607         1.567929         57,788
     01/01/2007 to 12/31/2007.....................      1.567929         1.492057         80,480
     01/01/2008 to 12/31/2008.....................      1.492057         0.900477         48,776

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Legg Mason Partners Aggressive Growth Sub-
     Account(5)(13)
     07/02/2001 to 12/31/2001.....................      0.950434         0.770544              0
     01/01/2002 to 12/31/2002.....................      0.770544         0.521447              0
     01/01/2003 to 12/31/2003.....................      0.521447         0.662628              0
     01/01/2004 to 12/31/2004.....................      0.662628         0.702881          5,165
     01/01/2005 to 12/31/2005.....................      0.702881         0.780985         12,328
     01/01/2006 to 12/31/2006.....................      0.780985         0.750752         77,494
     01/01/2007 to 12/31/2007.....................      0.750752         0.750973         79,346
     01/01/2008 to 12/31/2008.....................      0.750973         0.447703         82,332
  Legg Mason Value Equity Sub-Account
     05/01/2006 to 12/31/2006.....................      8.844334         9.431696              0
     01/01/2007 to 12/31/2007.....................      9.431696         8.680398            932
     01/01/2008 to 12/31/2008.....................      8.680398         3.853354            744
  Lehman Brothers(R) Aggregate Bond Index Sub-
     Account
     07/02/2001 to 12/31/2001.....................      1.074285         1.100823              0
     01/01/2002 to 12/31/2002.....................      1.100823         1.183930              0
     01/01/2003 to 12/31/2003.....................      1.183930         1.197322        233,953
     01/01/2004 to 12/31/2004.....................      1.197322         1.216221         52,976
     01/01/2005 to 12/31/2005.....................      1.216221         1.211873         71,366
     01/01/2006 to 12/31/2006.....................      1.211873         1.230779         70,018
     01/01/2007 to 12/31/2007.....................      1.230779         1.284048        105,888
     01/01/2008 to 12/31/2008.....................      1.284048         1.326761         62,767
  Loomis Sayles Small Cap Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004.....................      2.161605         2.436398              0
     01/01/2005 to 12/31/2005.....................      2.436398         2.542675          5,528
     01/01/2006 to 12/31/2006.....................      2.542675         2.895310         16,644
     01/01/2007 to 12/31/2007.....................      2.895310         3.161190         30,241
     01/01/2008 to 12/31/2008.....................      3.161190         1.977202         47,137
  Loomis Sayles Small Cap Sub-Account (Class E)(9)
     07/02/2001 to 12/31/2001.....................      2.242109         2.113147              0
     01/01/2002 to 12/31/2002.....................      2.113147         1.619735              0
     01/01/2003 to 12/31/2003.....................      1.619735         2.159414          2,425
     01/01/2004 to 12/31/2004.....................      2.159414         2.454626          6,936
     01/01/2005 to 12/31/2005.....................      2.454626         2.563974         15,352
     01/01/2006 to 12/31/2006.....................      2.563974         2.922363         17,059
     01/01/2007 to 12/31/2007.....................      2.922363         3.193754         16,791
     01/01/2008 to 12/31/2008.....................      3.193754         1.999579         16,354

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Lord Abbett Bond Debenture Sub-Account
     07/02/2001 to 12/31/2001.....................      1.319758         1.321880              0
     01/01/2002 to 12/31/2002.....................      1.321880         1.285701              0
     01/01/2003 to 12/31/2003.....................      1.285701         1.498707        162,520
     01/01/2004 to 12/31/2004.....................      1.498707         1.585737        223,374
     01/01/2005 to 12/31/2005.....................      1.585737         1.574492         74,062
     01/01/2006 to 12/31/2006.....................      1.574492         1.681231         96,970
     01/01/2007 to 12/31/2007.....................      1.681231         1.752167         57,966
     01/01/2008 to 12/31/2008.....................      1.752167         1.395079         49,742
  Met/AIM Small Cap Growth Sub-Account
     05/01/2002 to 12/31/2002.....................      1.117179         0.839004              0
     01/01/2003 to 12/31/2003.....................      0.839004         1.139755              0
     01/01/2004 to 12/31/2004.....................      1.139755         1.186602         23,434
     01/01/2005 to 12/31/2005.....................      1.186602         1.256812         23,649
     01/01/2006 to 12/31/2006.....................      1.256812         1.403914         22,917
     01/01/2007 to 12/31/2007.....................      1.403914         1.525233         20,674
     01/01/2008 to 12/31/2008.....................      1.525233         0.914110              0
  Met/Franklin Income Sub-Account (Class C)
     04/28/2008 to 12/31/2008.....................      9.997589         7.942507              0
  Met/Franklin Mutual Shares Sub-Account (Class C)
     04/28/2008 to 12/31/2008.....................      9.997589         6.563810              0
  Met/Franklin Templeton Founding Strategy Sub-
     Account (Class C)
     04/28/2008 to 12/31/2008.....................      9.997589         6.994952              0
  Met/Templeton Growth Sub-Account (Class C)
     04/28/2008 to 12/31/2008.....................      9.997589         6.533132              0
  MetLife Aggressive Sub-Account
     05/01/2005 to 12/31/2005.....................      9.998192        11.090906              0
     01/01/2006 to 12/31/2006.....................     11.090906        12.549255              0
     01/01/2007 to 12/31/2007.....................     12.549255        12.675952              0
     01/01/2008 to 12/31/2008.....................     12.675952         7.383724          7,971
  MetLife Conservative Allocation Sub-Account
     05/01/2005 to 12/31/2005.....................      9.998192        10.244587              0
     01/01/2006 to 12/31/2006.....................     10.244587        10.712904         57,287
     01/01/2007 to 12/31/2007.....................     10.712904        11.062340          4,990
     01/01/2008 to 12/31/2008.....................     11.062340         9.264045          6,611
  MetLife Conservative to Moderate Allocation Sub-
     Account
     05/01/2005 to 12/31/2005.....................      9.998192        10.461355              0
     01/01/2006 to 12/31/2006.....................     10.461355        11.198645              0
     01/01/2007 to 12/31/2007.....................     11.198645        11.480672        106,882
     01/01/2008 to 12/31/2008.....................     11.480672         8.804813         99,674

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  MetLife Mid Cap Stock Index Sub-Account
     07/02/2001 to 12/31/2001.....................      1.042674         1.017616              0
     01/01/2002 to 12/31/2002.....................      1.017616         0.845053              0
     01/01/2003 to 12/31/2003.....................      0.845053         1.112298          4,265
     01/01/2004 to 12/31/2004.....................      1.112298         1.259075         20,790
     01/01/2005 to 12/31/2005.....................      1.259075         1.379828         19,161
     01/01/2006 to 12/31/2006.....................      1.379828         1.482519         18,224
     01/01/2007 to 12/31/2007.....................      1.482519         1.559085         14,275
     01/01/2008 to 12/31/2008.....................      1.559085         0.970241         14,832
  MetLife Moderate Allocation Sub-Account
     05/01/2005 to 12/31/2005.....................      9.998192        10.690928          6,536
     01/01/2006 to 12/31/2006.....................     10.690928        11.697181          7,271
     01/01/2007 to 12/31/2007.....................     11.697181        11.938556         11,246
     01/01/2008 to 12/31/2008.....................     11.938556         8.334120         12,898
  MetLife Moderate to Aggressive Allocation Sub-
     Account
     05/01/2005 to 12/31/2005.....................      9.998192        10.915585              0
     01/01/2006 to 12/31/2006.....................     10.915585        12.196813          1,764
     01/01/2007 to 12/31/2007.....................     12.196813        12.389279          1,754
     01/01/2008 to 12/31/2008.....................     12.389279         7.863050         10,495
  MetLife Stock Index Sub-Account
     07/02/2001 to 12/31/2001.....................      3.462513         3.194852              0
     01/01/2002 to 12/31/2002.....................      3.194852         2.421545              0
     01/01/2003 to 12/31/2003.....................      2.421545         3.029154         16,316
     01/01/2004 to 12/31/2004.....................      3.029154         3.267648         14,357
     01/01/2005 to 12/31/2005.....................      3.267648         3.336629         30,642
     01/01/2006 to 12/31/2006.....................      3.336629         3.759933         24,327
     01/01/2007 to 12/31/2007.....................      3.759933         3.860633         13,014
     01/01/2008 to 12/31/2008.....................      3.860633         2.369252         13,241
  MFS(R) Investors Trust Sub-Account (Class B)(11)
     05/01/2004 to 12/31/2004.....................      7.387943         8.146489              0
     01/01/2005 to 12/31/2005.....................      8.146489         8.519782              0
     01/01/2006 to 04/30/2006.....................      8.519782         8.881372              0
  MFS(R) Investors Trust Sub-Account (Class E)(11)
     07/02/2001 to 12/31/2001.....................      0.879356         0.811953              0
     01/01/2002 to 12/31/2002.....................      0.811953         0.633499              0
     01/01/2003 to 12/31/2003.....................      0.633499         0.752961              0
     01/01/2004 to 12/31/2004.....................      0.752961         0.819602         42,721
     01/01/2005 to 12/31/2005.....................      0.819602         0.858858         42,576
     01/01/2006 to 04/30/2006.....................      0.858858         0.895600              0

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  MFS(R) Investors Trust Sub-Account(2)(11)
     (previously MFS(R) Research Managers Sub-
     Account)
     07/02/2001 to 12/31/2001.....................      0.959338         0.857483              0
     01/01/2002 to 12/31/2002.....................      0.857483         0.635762              0
     01/01/2003 to 12/31/2003.....................      0.635762         0.770684         43,623
     01/01/2004 to 04/30/2004.....................      0.770684         0.782576         44,505
  MFS(R) Research International Sub-Account
     07/02/2001 to 12/31/2001.....................      0.913249         0.832273              0
     01/01/2002 to 12/31/2002.....................      0.832273         0.718052              0
     01/01/2003 to 12/31/2003.....................      0.718052         0.927567              0
     01/01/2004 to 12/31/2004.....................      0.927567         1.084809         46,809
     01/01/2005 to 12/31/2005.....................      1.084809         1.235559         47,864
     01/01/2006 to 12/31/2006.....................      1.235559         1.529838         60,678
     01/01/2007 to 12/31/2007.....................      1.529838         1.695257         93,603
     01/01/2008 to 12/31/2008.....................      1.695257         0.955712         32,991
  MFS(R) Total Return Sub-Account
     05/01/2004 to 12/31/2004.....................      3.208595         3.470400         26,448
     01/01/2005 to 12/31/2005.....................      3.470400         3.491885         39,232
     01/01/2006 to 12/31/2006.....................      3.491885         3.823770         39,866
     01/01/2007 to 12/31/2007.....................      3.823770         3.894126         21,438
     01/01/2008 to 12/31/2008.....................      3.894126         2.957847         19,407
  MFS(R) Value Sub-Account (Class B) (formerly
     Harris Oakmark Large Cap Value Sub-Account
     (Class B))(8)(16)
     05/01/2004 to 12/31/2004.....................      1.161353         1.246630         19,747
     01/01/2005 to 12/31/2005.....................      1.246630         1.199452        100,954
     01/01/2006 to 12/31/2006.....................      1.199452         1.382742         80,480
     01/01/2007 to 12/31/2007.....................      1.382742         1.298036         78,045
     01/01/2008 to 12/31/2008.....................      1.298036         0.841760         59,629
  MFS(R) Value Sub-Account (Class E) (formerly
     Harris Oakmark Large Cap Value Sub-Account
     (Class E))(9)(16)
     05/01/2002 to 12/31/2002.....................      1.151561         0.939474              0
     01/01/2003 to 12/31/2003.....................      0.939474         1.151927          7,851
     01/01/2004 to 12/31/2004.....................      1.151927         1.254021         17,337
     01/01/2005 to 12/31/2005.....................      1.254021         1.207886         34,074
     01/01/2006 to 12/31/2006.....................      1.207886         1.393585         12,219
     01/01/2007 to 12/31/2007.....................      1.393585         1.309543         12,245
     01/01/2008 to 12/31/2008.....................      1.309543         0.850402         11,924
  MFS(R) Total Return Sub-Account(1) (previously
     Balanced Sub-Account)
     07/02/2001 to 12/31/2001.....................      1.421239         1.390063              0
     01/01/2002 to 12/31/2002.....................      1.390063         1.173173              0
     01/01/2003 to 12/31/2003.....................      1.173173         1.372962         11,508
     01/01/2004 to 04/30/2004.....................      1.372962         1.357400         32,755

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  Morgan Stanley EAFE(R) Index Sub-Account
     07/02/2001 to 12/31/2001.....................      0.924892         0.830391              0
     01/01/2002 to 12/31/2002.....................      0.830391         0.676158              0
     01/01/2003 to 12/31/2003.....................      0.676158         0.907523        147,548
     01/01/2004 to 12/31/2004.....................      0.907523         1.058811        136,248
     01/01/2005 to 12/31/2005.....................      1.058811         1.169793         58,486
     01/01/2006 to 12/31/2006.....................      1.169793         1.435621         42,456
     01/01/2007 to 12/31/2007.....................      1.435621         1.551944        171,524
     01/01/2008 to 12/31/2008.....................      1.551944         0.877433         34,321
  Neuberger Berman Mid Cap Value Sub-Account
     07/02/2001 to 12/31/2001.....................      1.518411         1.463468              0
     01/01/2002 to 12/31/2002.....................      1.463468         1.289686              0
     01/01/2003 to 12/31/2003.....................      1.289686         1.717901         10,219
     01/01/2004 to 12/31/2004.....................      1.717901         2.061234         20,028
     01/01/2005 to 12/31/2005.....................      2.061234         2.257043         52,328
     01/01/2006 to 12/31/2006.....................      2.257043         2.455307        122,970
     01/01/2007 to 12/31/2007.....................      2.455307         2.478212         58,879
     01/01/2008 to 12/31/2008.....................      2.478212         1.273177         52,528
  Oppenheimer Capital Appreciation Sub-Account
     05/01/2005 to 12/31/2005.....................      7.683859         8.299136              0
     01/01/2006 to 12/31/2006.....................      8.299136         8.737359          1,780
     01/01/2007 to 12/31/2007.....................      8.737359         9.767408          2,227
     01/01/2008 to 12/31/2008.....................      9.767408         5.164859          2,531
  Oppenheimer Global Equity Sub-Account
     05/01/2004 to 12/31/2004.....................     12.041673        13.816953            531
     01/01/2005 to 12/31/2005.....................     13.816953        15.677143            717
     01/01/2006 to 12/31/2006.....................     15.677143        17.844741          1,714
     01/01/2007 to 12/31/2007.....................     17.844741        18.547315          2,325
     01/01/2008 to 12/31/2008.....................     18.547315        10.784023          2,383
  PIMCO Inflation Protection Bond Sub-Account
     05/01/2006 to 12/31/2006.....................     10.734463        10.782032              0
     01/01/2007 to 12/31/2007.....................     10.782032        11.684976              0
     01/01/2008 to 12/31/2008.....................     11.684976        10.642558         16,757
  PIMCO Total Return Sub-Account
     07/02/2001 to 12/31/2001.....................      1.004489         1.046322              0
     01/01/2002 to 12/31/2002.....................      1.046322         1.118684              0
     01/01/2003 to 12/31/2003.....................      1.118684         1.141461        223,531
     01/01/2004 to 12/31/2004.....................      1.141461         1.172170         85,090
     01/01/2005 to 12/31/2005.....................      1.172170         1.172506        137,039
     01/01/2006 to 12/31/2006.....................      1.172506         1.198883        267,777
     01/01/2007 to 12/31/2007.....................      1.198883         1.261366        117,354
     01/01/2008 to 12/31/2008.....................      1.261366         1.238905         73,469

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  RCM Technology Sub-Account
     07/02/2001 to 12/31/2001.....................      0.755554         0.605074              0
     01/01/2002 to 12/31/2002.....................      0.605074         0.291611              0
     01/01/2003 to 12/31/2003.....................      0.291611         0.449510          9,828
     01/01/2004 to 12/31/2004.....................      0.449510         0.420740         28,663
     01/01/2005 to 12/31/2005.....................      0.420740         0.456953         80,524
     01/01/2006 to 12/31/2006.....................      0.456953         0.470936         80,885
     01/01/2007 to 12/31/2007.....................      0.470936         0.605850         78,721
     01/01/2008 to 12/31/2008.....................      0.605850         0.329184         86,392
  Russell 2000(R) Index Sub-Account
     07/02/2001 to 12/31/2001.....................      1.192679         1.155042              0
     01/01/2002 to 12/31/2002.....................      1.155042         0.896925              0
     01/01/2003 to 12/31/2003.....................      0.896925         1.278525         71,775
     01/01/2004 to 12/31/2004.....................      1.278525         1.468279         21,158
     01/01/2005 to 12/31/2005.....................      1.468279         1.498195         31,590
     01/01/2006 to 12/31/2006.....................      1.498195         1.723354         28,040
     01/01/2007 to 12/31/2007.....................      1.723354         1.656911          7,796
     01/01/2008 to 12/31/2008.....................      1.656911         1.074995          8,776
  SSgA Growth and Income ETF Sub-Account (formerly
     Cyclical Growth and Income ETF Sub-
     Account)(14)
     05/01/2006 to 12/31/2006.....................     10.464513        11.050225              0
     01/01/2007 to 12/31/2007.....................     11.050225        11.392034              0
     01/01/2008 to 12/31/2008.....................     11.392034         8.350805              0
  SSgA Growth ETF Sub-Account (formerly Cyclical
     Growth ETF Sub-Account)(14)
     05/01/2006 to 12/31/2006.....................     10.654502        11.302506              0
     01/01/2007 to 12/31/2007.....................     11.302506        11.676430              0
     01/01/2008 to 12/31/2008.....................     11.676430         7.655988              0
  T. Rowe Price Large Cap Growth Sub-Account
     05/01/2004 to 12/31/2004.....................      1.068742         1.151983         74,148
     01/01/2005 to 12/31/2005.....................      1.151983         1.198298        164,172
     01/01/2006 to 12/31/2006.....................      1.198298         1.323311        136,323
     01/01/2007 to 12/31/2007.....................      1.323311         1.412816        121,079
     01/01/2008 to 12/31/2008.....................      1.412816         0.801498         71,794
  T. Rowe Price Mid Cap Growth Sub-Account
     07/02/2001 to 12/31/2001.....................      0.928116         0.817928              0
     01/01/2002 to 12/31/2002.....................      0.817928         0.447775              0
     01/01/2003 to 12/31/2003.....................      0.447775         0.598533         18,187
     01/01/2004 to 12/31/2004.....................      0.598533         0.689830         53,659
     01/01/2005 to 12/31/2005.....................      0.689830         0.773575        123,804
     01/01/2006 to 12/31/2006.....................      0.773575         0.803434        198,600
     01/01/2007 to 12/31/2007.....................      0.803434         0.924469        151,514
     01/01/2008 to 12/31/2008.....................      0.924469         0.544831        195,827

                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                    ----------------------------------------------
                                                     ACCUMULATION     ACCUMULATION    ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT        UNITS
                                                     BEGINNING OF        END OF          END OF
                                                        PERIOD           PERIOD          PERIOD
                                                    -------------    -------------    ------------
  T. Rowe Price Small Cap Growth Sub-Account
     05/01/2004 to 12/31/2004.....................      1.169074         1.239772          1,741
     01/01/2005 to 12/31/2005.....................      1.239772         1.342839         20,354
     01/01/2006 to 12/31/2006.....................      1.342839         1.361357         20,388
     01/01/2007 to 12/31/2007.....................      1.361357         1.458512         25,172
     01/01/2008 to 12/31/2008.....................      1.458512         0.908519         20,676
  Western Asset Management Strategic Bond
     Opportunities Sub-Account (Class B)(8)
     05/01/2004 to 12/31/2004.....................      1.729072         1.823352         58,188
     01/01/2005 to 12/31/2005.....................      1.823352         1.829480         79,943
     01/01/2006 to 12/31/2006.....................      1.829480         1.876140         81,591
     01/01/2007 to 12/31/2007.....................      1.876140         1.903070         78,541
     01/01/2008 to 12/31/2008.....................      1.903070         1.578157         60,980
  Western Asset Management Strategic Bond
     Opportunities Sub-Account (Class B)(9)
     07/02/2001 to 12/31/2001.....................      1.472110         1.500176              0
     01/01/2002 to 12/31/2002.....................      1.500176         1.604940              0
     01/01/2003 to 12/31/2003.....................      1.604940         1.766219         75,351
     01/01/2004 to 12/31/2004.....................      1.766219         1.839586        240,453
     01/01/2005 to 12/31/2005.....................      1.839586         1.847755        105,213
     01/01/2006 to 12/31/2006.....................      1.847755         1.895417         92,336
     01/01/2007 to 12/31/2007.....................      1.895417         1.926046         78,534
     01/01/2008 to 12/31/2008.....................      1.926046         1.599266         84,827
  Western Asset Management U.S. Government Sub-
     Account (Class B)(8)
     05/01/2004 to 12/31/2004.....................      1.429154         1.455487         92,386
     01/01/2005 to 12/31/2005.....................      1.455487         1.443706        106,848
     01/01/2006 to 12/31/2006.....................      1.443706         1.467668        119,206
     01/01/2007 to 12/31/2007.....................      1.467668         1.493466        100,290
     01/01/2008 to 12/31/2008.....................      1.493466         1.453107         75,312
  Western Asset Management U.S. Government Sub-
     Account (Class E)(9)
     07/02/2001 to 12/31/2001.....................      1.359892         1.395183              0
     01/01/2002 to 12/31/2002.....................      1.395183         1.468876              0
     01/01/2003 to 12/31/2003.....................      1.468876         1.459159         50,616
     01/01/2004 to 12/31/2004.....................      1.459159         1.467362         50,495
     01/01/2005 to 12/31/2005.....................      1.467362         1.458193         50,732
     01/01/2006 to 12/31/2006.....................      1.458193         1.483254         49,798
     01/01/2007 to 12/31/2007.....................      1.483254         1.510762         23,541
     01/01/2008 to 12/31/2008.....................      1.510762         1.471474         51,798

                                                              2.45% VARIABLE ACCOUNT CHARGE
                                                    ------------------------------------------------
                                                                                         NUMBER OF
                                                     ACCUMULATION     ACCUMULATION     ACCUMULATION
                                                    UNIT VALUE AT    UNIT VALUE AT         UNITS
                                                     BEGINNING OF        END OF       OUTSTANDING AT
                                                        PERIOD           PERIOD        END OF PERIOD
                                                    -------------    -------------    --------------
American Forerunner -- 2.45
  American Funds Bond Sub-Account
     05/01/2006 to 12/31/2006.....................    13.487687        14.059508            1,910
     01/01/2007 to 12/31/2007.....................    14.059508        14.174025            1,840
     01/01/2008 to 12/31/2008.....................    14.174025        12.537127            1,815
  American Funds Global Small Capitalization Sub-
     Account
     07/02/2001 to 12/31/2001.....................     1.419743         1.303641                0
     01/01/2002 to 12/31/2002.....................     1.303641         1.029696                0
     01/01/2003 to 12/31/2003.....................     1.029696         1.542665           14,945
     01/01/2004 to 12/31/2004.....................     1.542665         1.819557           48,160
     01/01/2005 to 12/31/2005.....................     1.819557         2.225825           85,288
     01/01/2006 to 12/31/2006.....................     2.225825         2.694580          216,540
     01/01/2007 to 12/31/2007.....................     2.694580         3.192383          181,882
     01/01/2008 to 12/31/2008.....................     3.192383         1.447669          176,492
  American Funds Growth Sub-Account
     07/02/2001 to 12/31/2001.....................    10.817061         9.515212                0
     01/01/2002 to 12/31/2002.....................     9.515212         7.014065                0
     01/01/2003 to 12/31/2003.....................     7.014065         9.363770           22,664
     01/01/2004 to 12/31/2004.....................     9.363770        10.278365           34,426
     01/01/2005 to 12/31/2005.....................    10.278365        11.654464           44,902
     01/01/2006 to 12/31/2006.....................    11.654464        12.535213           55,219
     01/01/2007 to 12/31/2007.....................    12.535213        13.740443           33,497
     01/01/2008 to 12/31/2008.....................    13.740443         7.511376           28,438
  American Funds Growth-Income Sub-Account
     07/02/2001 to 12/31/2001.....................     7.330458         7.077669                0
     01/01/2002 to 12/31/2002.....................     7.077669         5.639330                0
     01/01/2003 to 12/31/2003.....................     5.639330         7.287395           31,896
     01/01/2004 to 12/31/2004.....................     7.287395         7.848266           46,116
     01/01/2005 to 12/31/2005.....................     7.848266         8.105542           56,352
     01/01/2006 to 12/31/2006.....................     8.105542         9.112476           46,484
     01/01/2007 to 12/31/2007.....................     9.112476         9.339095           45,419
     01/01/2008 to 12/31/2008.....................     9.339095         5.663246           40,734





--------
(1) Previously, the Balanced Sub-Account. On April 30, 2004, the Balanced Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Total Return Portfolio. Information shown for the MFS Total Return Sub-Account reflects the unit value history of the Balanced Sub-Account through the date of the merger.

(2) Previously, the MFS Research Managers Sub-Account. On April 30, 2004, the MFS Research Managers Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Investors Trust Portfolio. On April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account reflects the unit value history of the MFS Research Managers Sub-Account through the date of the April 30, 2004 merger.

(3) Previously, the Janus Mid Cap Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Sub-Account (formerly the Janus Mid Cap Sub-Account) reflects the unit value history of the Janus Mid Cap Sub-Account through the date of the merger.

(4) Previously, the FI Mid Cap Opportunities Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.

(5) Previously, the Janus Growth Sub-Account. On April 28, 2003, the Janus Growth Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Sub-Account is based on the May 1, 2001 inception date of the Janus Growth Sub-Account and reflects the unit value history of the Janus Growth Sub-Account through the date of the merger.

(6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.

(7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.

(8) BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.

(9) BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.

(10) Previously, the Met/Putnam Voyager Sub-Account. On April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio. Information shown for the Jennison Growth Sub-Account (formerly the Met/Putnam Voyager Sub-Account) reflects the unit value history of the Met/Putnam Voyager Sub-Account through the date of the merger.

(11) Previously the MFS Investors Trust Sub-Account. On April 28, 2006, the MFS Investors Trust Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account (formerly the MFS Investors Trust Sub-Account) reflects the unit value history of the MFS Investors Sub-Account through the date of the merger.

(12) Effective October 2, 2006, BlackRock Investment Trust Portfolio changed its name to BlackRock Large Cap Portfolio. On or about April 30, 2007, BlackRock Large Cap Portfolio merged into BlackRock Large-Cap Core Portfolio.

(13) Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio.


(14) On September 2, 2008, Cyclical Growth and Income ETF Portfolio changed its name to SSgA Growth and Income ETF and Cyclical Growth ETF Portfolio changed its name to SSgA Growth ETF Portfolio.



(15) On January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio.



(16) On January 7, 2008, Harris Oakmark Large Cap Value Portfolio changed its name to MFS(R) Value Portfolio.



(17) On April 28, 2008, Neuberger Berman Real Estate Portfolio changed its name to Clarion Global Real Estate Portfolio.

                                   APPENDIX A

                                  CONSUMER TIPS

DOLLAR COST AVERAGING

     Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are withdrawn will be higher than the average cost per share.

     Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

     If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the on-going purchases in order to take advantage of periods of low price levels.

DIVERSIFICATION

     Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS


Toll-free telephone service:  --A recording of daily unit values is available by calling 1-800-333-2501.

                              --Fund transfers, address changes and changes of future
                                purchase payment allocations can be made by calling 1-
                                800-435-4117.

Written Communications:       --All communications and inquiries regarding address
                                changes, premium payments, billing, fund transfers,
                                withdrawals, maturities and any other processing
                                matters relating to your Contract should be directed
                                to:

                                   New England Life Insurance Company
                                   c/o Annuity Administrative Office
                                   P.O. Box 14594
                                   Des Moines, IA 50306-3594
                                   fax: (515) 457-4301

Internet Communications:      --Fund transfers and future allocations can be made at
                                www.nef.com

                                   APPENDIX B

                                WITHDRAWAL CHARGE

     The following example illustrates how the Withdrawal Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Withdrawal Charge," no Withdrawal Charge will apply for any Class of the Contract if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Withdrawal Charge for your Contract Class that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Withdrawal Charge for your Contract Class would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Withdrawal Charge for your Contract Class would expire.

     As an example, assume that you apply $100,000 of Contract Value on a Standard Class Contract (net of any premium tax charge and Contract Administrative fee to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Withdrawal Charge waived when you applied the proceeds to the payment option was $1,620. If the Payee surrenders the commuted value of the proceeds under option six months later, the Withdrawal Charge would be $1,458 (representing the $1,620 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Withdrawal Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Withdrawal Charge would expire).

     We calculate this amount in the same manner for each Class of Contract that imposes a Withdrawal Charge, using the Withdrawal Charge percentage applicable to that Class.

                                   APPENDIX C

                                   PREMIUM TAX

     Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.



                                 CONTRACTS USED WITH TAX
JURISDICTION                     QUALIFIED RETIREMENT PLANS   ALL OTHER CONTRACTS
------------                     --------------------------   -------------------
California                                  0.50%(1)                  2.35%
Florida                                     1.00%(2)                  1.00%(2)
Maine                                         --                      2.00%
Nevada                                        --                      3.50%
South Dakota                                  --                      1.25%
West Virginia                               1.00%(3)                  1.00%(3)
Wyoming                                       --                      1.00%

Puerto Rico                                 1.00%                     1.00%




-------




(1)  Contracts sold to sec.408(a) IRA Trusts are taxed at 2.35%.



(2) Annuity Premiums are exempt from taxation provided that the tax savings are passed back to the Contract holders. Otherwise they are taxable at 1.00%.



(3) A special rate applies for large case annuity policies. The special rate is 8/100 of 1% for that portion of the annuity considerations received on a Contract exceeding $500,000 annually. The special rate is not subject to retaliation.


See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                   APPENDIX D
                GUARANTEED MINIMUM INCOME BENEFIT (GMIB) EXAMPLES

The purpose of these examples is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the Eligible Funds. The examples do not reflect the deduction of fees and charges.

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). (Unless otherwise noted, these examples are for the GMIB Plus II rider.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR TAX PENALTIES.

(1)  Withdrawal Adjustments to Annual Increase Amount


     Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary



     Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).



     Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary



     Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume the Contract Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving a Contract Value of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Contract Value attributed to that entire withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 -- $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year -- for example, two $5,000 withdrawals instead of one $10,000 withdrawal -- and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).



(Based on the date a Contract was issued with the GMIB Plus II rider or the GMIB Plus I rider, the annual increase rate may be higher than 5%. See "Living Benefits -- Guaranteed Income Benefits.")



(2)  The 5% Annual Increase Amount


     Example


     Assume the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus II rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the Owner's 91st birthday). At the tenth Contract Anniversary, when the Owner is age 65, the 5% Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

     Graphic Example: Determining a value upon which future income payments can be based


      Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment options you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract Owner's 90th birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges "the 5% Annual Increase Amount") is the value upon which future income payments can be based.


                                  (Time payin graph)

     Graphic Example: Determining your guaranteed lifetime income stream


     Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 5% Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 5% Annual Increase Amount will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.


                                (time pay-in out graph)

(In contrast to the GMIB Plus II rider, for the GMIB II rider, purchase payments accumulate at the annual increase rate of 5% until the Contract Anniversary on or immediately after the Contract Owner's 85th birthday.)

(3)  The "Highest Anniversary Value" ("HAV")

     Example

     Assume, as in the example in section (2) above, the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus II rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Contract Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Contract Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Contract Value ($108,000). Assume the Contract Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Contract Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

     Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Contract Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Contract Value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus II rider.

     Graphic Example: Determining a value upon which future income payments can be based

     Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                               (time pay in graph)

     Determining your guaranteed lifetime income stream

     Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Contract Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB Payment and the rider charge.

                             (time pay in out graph)

(4)  Putting it all together

     Example


     Continuing the examples in sections (2) and (3) above, assume the Owner chooses to exercise the GMIB Plus II rider at the tenth Contract Anniversary and elects a life annuity with 10 years of annuity payments guaranteed. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the Income Base. The Income Base of $162,889 is applied to the GMIB Annuity Table. This yields annuity payments of $591 per month for life, with a minimum of 10 years guaranteed. (If the same Owner were instead age 70, the Income Base of $162,889 would yield monthly payments of $673; if the Owner were age 75, the Income Base of $162,889 would yield monthly payments of $785.)



     The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on your age, sex (where permitted by law), and the income type you select. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.


     Graphic Example


     Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Income Bases and the Contract Value will cease to exist. Also, the GMIB Plus II may only be exercised no later than the Contract Anniversary on or following the Contract Owner's 90th birthday, after a 10-year waiting period, and then only within a 30-day period following the Contract Anniversary. (The GMIB II may only be exercised no later than the Contract Anniversary on or following the Contract Owner's 85th birthday, after a 10-year waiting period, and then only within a 30-day period following the Contract Anniversary.)

                               (time pay in GRAPH)

     With the Guaranteed Minimum Income Benefit, the Income Base is applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Contract Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Contract Value would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.

                                (time pay inout GRAPH)

(5)  The Guaranteed Principal Option--GMIB Plus I and GMIB  Plus II

     Initial Investment is $100,000. Assume that no withdrawals are taken. Assume that Contract Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.

     The effect of exercising the Guaranteed Principal Option:

     1) A Guaranteed Principal Adjustment of $100,000 -- $50,000 = $50,000 is added to the Contract Value 30 days after the 10(th) Contract Anniversary bringing it back up to $100,000.

     2) The GMIB Plus rider and rider fee terminates as of the date that the Adjustment is made to the Contract Value; the variable annuity contract continues.

     3) GMIB Plus Allocation and Transfer restrictions terminate as of the date that the Adjustment is made to the Contract Value.

                                     (GRAPH)

-------

* Withdrawals reduce the original purchase payment (i.e. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Option.

(6)  The Optional Reset: Automatic Annual Step-Up -- GMIB Plus II


     Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Resets to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.


     The effect of the Optional Reset is:


     (1) The 5% Annual Increase Amount automatically resets from $105,000 to $110,000;


     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;


     (3) The GMIB Plus II rider charge is reset to the fee we charge new Contract Owners for the same GMIB Plus II rider at that time; and


     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.


     The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.


     The effect of the Optional Reset is:


     (1) The 5% Annual Increase Amount automatically resets from $115,500 to $120,000;


     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second Contract Anniversary;


     (3) The GMIB Plus II rider charge is reset to the fee we charge new Contract Owners for the same GMIB Plus II rider at that time; and


     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

     Assume your Contract Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Contract Value would exceed the 5% Annual Increase Amount and an Optional Reset would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


     The effect of each Optional Reset is:


     (1) The 5% Annual Increase Amount automatically resets to the higher Contract Value;


     (2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the Optional Reset;


     (3) The GMIB Plus II rider charge is reset to the fee we charge new Contract Owners for the same GMIB Plus II rider at that time; and


     (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

     After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.


     The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Contract Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Reset is NOT permitted because your Contract Value is lower than your 5% Annual Increase Amount. However, because the Optional Reset has locked-in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 270% maximum increase limitation). Also, please note:


     (1) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit remains at the 17th Contract Anniversary (10 years from the date of the last Optional Reset);


     (2) The GMIB Plus II rider charge remains at its current level; and


     (3) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                     (Graph)

                                   APPENDIX E
                     GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

     The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. (Examples A, B and C are for the Lifetime Withdrawal Guarantee I and Lifetime Withdrawal Guarantee II riders. Examples D through K are for Enhanced GWB and GWB I.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES, OR INCOME TAXES OR TAX PENALTIES. The Guaranteed Withdrawal Benefit does not establish or guarantee a Contract Value or minimum return for any investment portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount (under the Lifetime Withdrawal Guarantee) and the Guaranteed Withdrawal Amount and the Benefit Base (under the Enhanced GWB and GWB I) cannot be taken as a lump sum.

A.  LIFETIME WITHDRAWAL GUARANTEE

     1.  WHEN WITHDRAWALS DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT

     Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

     Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Contract Value is reduced to zero.

     If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Contract Value are reduced to zero. (Under the Lifetime Withdrawal Guarantee II rider, if the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

                                     (GRAPH)

     2.  WHEN WITHDRAWALS DO EXCEED THE ANNUAL BENEFIT PAYMENT

          a.  Lifetime Withdrawal Guarantee II -- Proportionate Reduction

     Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For the purposes of this example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

     Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $80,000 -- $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the
Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the withdrawal ($10,000) divided by the Contract Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% x $87,500 = $4,375.


     (Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($6,000) divided by the Contract Value before that withdrawal.)


          b.  Lifetime Withdrawal Guarantee I -- Reduction to Contract Value

     Assume that a Contract with the Lifetime Withdrawal Guarantee I rider had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

     Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $75,000 -- $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 -- $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Contract Value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Contract Value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.


B. LIFETIME WITHDRAWAL GUARANTEE -- COMPOUNDING INCOME AMOUNT (FOR ALL STATES EXCEPT NEW YORK)


     Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment would be $6,000. For the purposes of this example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

     The Total Guaranteed Withdrawal Amount will increase by 7.25% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

     If the second withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

     If the second withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 x 107.25%), and the Annual Benefit Payment would increase to $5,362 ($107,250 x 5%).

     If the second withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($107,250 x 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 x 5%). If the second withdrawal is taken after the 10th Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 x 5%).

     (In contrast to the Lifetime Withdrawal Guarantee II rider, the Lifetime Withdrawal Guarantee I rider has a 5% Compounding Income Amount and the Total Guaranteed Withdrawal Amount is increased by 5% on each Contract Anniversary until the earlier of the date of the first withdrawal or the tenth Contract Anniversary.)

                                   (BAR GRAPH)

C. LIFETIME WITHDRAWAL GUARANTEE -- AUTOMATIC ANNUAL STEP-UPS AND 7.25% COMPOUNDING INCOME AMOUNT (NO WITHDRAWALS)

     Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. Assume that no withdrawals are taken.

     At the first Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Contract Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

     At the second Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Contract Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

     Assuming that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract Years the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Contract Value at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 x 5%).

     At the 10th Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Contract Value is less than $214,500. There is no Automatic Annual Step-Up since the Contract Value is below the Total Guaranteed

Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 x 5%).


D. FOR CONTRACTS ISSUED IN NEW YORK STATE: LIFETIME WITHDRAWAL GUARANTEE BENEFIT -- 6% COMPOUNDING INCOME AMOUNT



     Assume that a Contract owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)



     The Total Guaranteed Withdrawal Amount will increase by 6% of the previous year's Total Guaranteed Withdrawal Amount until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.



     If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).



     If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 x 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 x 5%).



     If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 x 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 x 5%).



     If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 x 5%).

                                   (BAR GRAPH)


E. FOR CONTRACTS ISSUED IN NEW YORK STATE: LIFETIME WITHDRAWAL GUARANTEE BENEFIT -- AUTOMATIC ANNUAL STEP-UPS AND 6% COMPOUNDING INCOME AMOUNT (NO WITHDRAWALS)



     Assume that a Contract owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.



     At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Contract Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).



     At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Contract Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).



     Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Contract Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Contract Value at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).



     At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Contract Value is less than $159,000. There is no Automatic Annual Step-Up since the Contract Value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 x 5%).

                               (PERFORMANCE GRAPH)


F. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I -- HOW WITHDRAWALS AFFECT THE BENEFIT BASE


     1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the Contract Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 -- $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.

     2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Contract Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Contract Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.


G. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I -- HOW WITHDRAWALS AND SUBSEQUENT PURCHASE PAYMENTS AFFECT THE ANNUAL BENEFIT PAYMENT


     An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment
would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.


H. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I -- HOW WITHDRAWALS AFFECT THE ANNUAL BENEFIT PAYMENT


     1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Contract Value by an additional $1,000, the account value would be reduced to $100,000 -- $9,000 -- $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

     2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Contract Value had increased to $150,000, the Contract Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.


I. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I -- HOW WITHDRAWALS AND SUBSEQUENT PURCHASE PAYMENTS AFFECT THE GUARANTEED WITHDRAWAL AMOUNT


     An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.


J.  ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I -- PUTTING IT ALL TOGETHER


     1.  WHEN WITHDRAWALS DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT

     An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Contract Value would be reduced to $50,000 -- $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 -- $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

                                   (BAR GRAPH)

     2.  WHEN WITHDRAWALS DO EXCEED THE ANNUAL BENEFIT PAYMENT

     An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $50,000 -- $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 -- $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the
Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Contract Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Contract Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

                                   (BAR GRAPH)


K.  ENHANCED GWB -- HOW THE OPTIONAL RESET WORKS (MAY BE ELECTED PRIOR TO AGE
    86)


     Assume that a Contract had an initial purchase payment of $100,000 and the fee is 0.55%. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).


     The Contract Value on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at 0.55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.55%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.



     The Contract Value on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590. The Contract Value on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.


     The period of time over which the Annual Benefit Payment may be taken would be lengthened.

                                     (GRAPH)


L. ENHANCED GWB -- HOW A ONE-TIME OPTIONAL RESET MAY INCREASE THE BENEFIT BASE WHILE DECREASING THE GUARANTEED WITHDRAWAL AMOUNT AND ANNUAL BENEFIT PAYMENT


     Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.


     Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Contract Value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%). (If you elect Automatic Annual Resets, a reset will not occur if the Contract Value is lower than the Guaranteed Withdrawal Amount.)



     Under these circumstances, a one-time Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.



M. ENHANCED GWB AND GWB I -- ANNUAL BENEFIT PAYMENT CONTINUING WHEN ACCOUNT VALUE REACHES ZERO


     Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).

     Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

     In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

                                   (BAR CHART)

                                   APPENDIX F
                         ENHANCED DEATH BENEFIT EXAMPLES

     The purpose of these examples is to illustrate the operation of the death benefit base under the Enhanced Death Benefit rider. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES, OR INCOME TAXES OR TAX PENALTIES.


                                    EXAMPLE:



---------------------------------------------------------------------------------------------
                                                                             AMOUNT
                                                 DATE



  A     Initial Purchase Payment              10/1/2008                     $100,000
---------------------------------------------------------------------------------------------

  B     Contract Value                        10/1/2009                     $90,000
                                           (First Contract
                                             Anniversary)
---------------------------------------------------------------------------------------------

  C1    Contract Value (Highest            As of 10/1/2009                  $100,000
        Anniversary Value)                                           (= greater of A and B)
---------------------------------------------------------------------------------------------

  C2    6% Annual Increase Amount          As of 10/1/2009                  $106,000
                                                                          (= A x 1.06)
---------------------------------------------------------------------------------------------

  C3    Death Benefit                         10/1/2009                     $106,000
                                                                    (= greater of C1 and C2)
---------------------------------------------------------------------------------------------

  D     Withdrawal (Dollar-For-               10/2/2009                      $6,000
        Dollar within 6% limit)
---------------------------------------------------------------------------------------------

  E     Percentage Reduction in               10/2/2009                      6.67%
        Contract Value                                                      (= D/B)
---------------------------------------------------------------------------------------------

  F     Contract Value after                  10/2/2009                     $84,000
        Withdrawal                                                         (= B - D)
---------------------------------------------------------------------------------------------

  G1    Highest Anniversary Value          As of 10/2/2009                  $93,333
        reduced for Withdrawal                                         (= C1 - (C1 x E))
---------------------------------------------------------------------------------------------

  G2    6% Annual Increase Amount          As of 10/2/2009                  $100,017
        reduced for Withdrawal                                             (= C2 - D)
                                                                       Note: C2 includes
                                                                           additional
                                                                     day of interest at 6%
---------------------------------------------------------------------------------------------

  G3    Death Benefit                         10/2/2009                     $100,017
                                                                    (= greater of G1 and G2)
---------------------------------------------------------------------------------------------

  H     Contract Value                        10/1/2010                     $110,000
                                           (Second Contract
                                             Anniversary)
---------------------------------------------------------------------------------------------

  I1    Contract Value (Highest               10/1/2010                     $110,000
        Anniversary Value)                                          (= greater of G1 and H)
---------------------------------------------------------------------------------------------

  I2    6% Annual Increase Amount             10/1/2010                     $106,360
                                                                       (= C2 x 1.06 - D)
---------------------------------------------------------------------------------------------

  I3    Death Benefit                         10/1/2010                     $110,000
                                                                    (= greater of I1 and I2)
---------------------------------------------------------------------------------------------

  J     Withdrawal (Proportional              10/2/2010                     $11,000
        above 6% limit)
---------------------------------------------------------------------------------------------

  K     Percentage Reduction in               10/2/2010                       10%
        Contract Value                                                      (= J/H)
---------------------------------------------------------------------------------------------

  L     Contract Value after                  10/2/2010                     $99,000
        Withdrawal                                                         (= H - J)
---------------------------------------------------------------------------------------------

  M1    Highest Anniversary Value          As of 10/2/2010                  $99,000
        reduced for Withdrawal                                         (= 11 - (11 x K))
---------------------------------------------------------------------------------------------

  M2    6% Annual Increase Amount          As of 10/2/2010                  $95,739
        reduced for Withdrawal                                         (= 12 - (12 x K))
                                                                       Note: 12 includes
                                                                           additional
                                                                     day of interest at 6%
---------------------------------------------------------------------------------------------

  M3    Death Benefit                         10/2/2010                     $99,000
                                                                    (= greater of M1 and M2)

---------------------------------------------------------------------------------------------

(1)  WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT


Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary



     Assume the initial purchase payment is $100,000 and the Enhanced Death Benefit is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).


Proportionate adjustment when withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary


     Assume the initial purchase payment is $100,000 and the Enhanced Death Benefit is selected. Assume the Contract Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Contract Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 -- $10,500 = $94,500).
Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).



(2)  THE 5% ANNUAL INCREASE AMOUNT


Example


     Assume the Contract Owner is a male, age 55 at issue, and he elects the Enhanced Death Benefit rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner's 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the 5% Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.


Determining a death benefit based on the Annual Increase Amount


     Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts you selected. The 5% Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per annum, until the Contract Anniversary on or following the Contract Owner's 90th birthday. The 5% Annual Increase Amount is also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The 5% Annual Increase Amount line is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Contract Value on the date the death benefit amount is determined).


(3) THE HIGHEST ANNIVERSARY VALUE (HAV)

Example

     Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the Enhanced Death Benefit rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Contract Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Contract Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Contract Value ($108,000). Assume the Contract Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Contract Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

     Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Contract Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Contract Value ($155,000).


Determining a death benefit based on the Highest Anniversary Value


     Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Contract Value on the date the death benefit amount is determined).


(4)  PUTTING IT ALL TOGETHER

Example


     Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Contract Value is $150,000 due to poor market performance. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the death benefit base. Because the death benefit base ($162,889) is greater than the Contract Value ($150,000), the death benefit base will be the death benefit amount.


     The above example does not take into account the impact of premium and other taxes. THE DEATH BENEFIT BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE DEATH BENEFIT AMOUNT AND THE CHARGE FOR THE BENEFIT.

(5)  THE OPTIONAL STEP-UP


     Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elect an Optional Step-Up.


     The effect of the Optional Step-Up election is:


      (1) The 5% Annual Increase Amount resets from $105,000 to $110,000; and


      (2) The Enhanced Death Benefit rider charge is reset to the fee we charge new Contract Owners for the Enhanced Death Benefit at that time.


     The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $112,000 due to poor market performance.



     You may NOT elect an Optional Step-Up at this time, because the Contract Value is less than the 5% Annual Increase Amount


(6)  THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP


     Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.


     The effect of the Optional Step-Up is:


      (1) The 5% Annual Increase Amount automatically resets from $105,000 to $110,000; and

      (2) The Enhanced Death Benefit rider charge is reset to the fee we charge new Contract Owners for the Enhanced Death Benefit at that time.


     The 6% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.


     The effect of the Optional Step-Up is:


      (1) The 5% Annual Increase Amount automatically resets from $115,500 to $120,000; and


      (2) The Enhanced Death Benefit rider charge is reset to the fee we charge new Contract Owners for the Enhanced Death Benefit at that time.


     Assume your Contract Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Contract Value would exceed the 5% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


     The effect of the Optional Step-Up is:


      (1) The 5% Annual Increase Amount automatically resets to the higher Contract Value; and


      (2) The Enhanced Death Benefit rider charge is reset to the fee we charge new Contract Owners for the Enhanced Death Benefit at that time.


     After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up. The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Contract Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Contract Value is lower than your 5% Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the Enhanced Death Benefit rider charge remains at its current level.

                                TABLE OF CONTENTS
                                     FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
                           AMERICAN FORERUNNER SERIES

                                                                           PAGE
                                                                          ------
THE COMPANY AND THE VARIABLE ACCOUNT...................................   II-3
SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS............   II-3
INVESTMENT ADVICE......................................................   II-3
DISTRIBUTION OF THE CONTRACTS..........................................   II-5
CALCULATION OF PERFORMANCE DATA........................................   II-6
CALCULATION OF YIELDS..................................................   II-7
NET INVESTMENT FACTOR..................................................   II-8
ANNUITY PAYMENTS.......................................................   II-9
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS..........................   II-11
HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS............................   II-11
ACCUMULATION UNIT VALUES (Condensed Financial Information).............   II-12
THE FIXED ACCOUNT......................................................   II-148
TAX STATUS OF THE CONTRACTS............................................   II-148
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................   II-149
LEGAL MATTERS..........................................................   II-149
FINANCIAL STATEMENTS...................................................   1



     If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box below and mail to:

     New England Securities Corporation
     501 Boylston Street
     Boston, Massachusetts 02116

          [ ]    American Forerunner Series -- New England Variable Annuity Separate Account
          [ ]    Metropolitan Series Fund, Inc.
          [ ]    Met Investors Series Trust
          [ ]    American Funds Insurance Series
          [ ]    My current address is:


                                                 Name
                                                           ------------------------------------
                 ---------------------------

                       Contract Number
                                                 Address   ------------------------------------
                 ---------------------------
                          Signature

                                                           ------------------------------------
                                                                                            Zip

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT

                           AMERICAN FORERUNNER SERIES
                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                   MAY 1, 2009



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2009 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 501 Boylston Street, Boston, Massachusetts 02116.

                                TABLE OF CONTENTS



                                                                           PAGE
                                                                          ------
THE COMPANY AND THE VARIABLE ACCOUNT...................................   II-3
SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS............   II-3
INVESTMENT ADVICE......................................................   II-3
DISTRIBUTION OF THE CONTRACTS..........................................   II-5
CALCULATION OF PERFORMANCE DATA........................................   II-6
CALCULATION OF YIELDS..................................................   II-7
NET INVESTMENT FACTOR..................................................   II-9
ANNUITY PAYMENTS.......................................................   II-9
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS..........................   II-10
HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS............................   II-11
ACCUMULATION UNIT VALUES (Condensed Financial Information).............   II-12
THE FIXED ACCOUNT......................................................   II-189
TAX STATUS OF THE CONTRACTS............................................   II-189
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..........................   II-190
LEGAL MATTERS..........................................................   II-190
FINANCIAL STATEMENTS...................................................

                      THE COMPANY AND THE VARIABLE ACCOUNT

     The New England Variable Annuity Separate Account (the "Variable Account") is a separate account of New England Life Insurance Company ("The Company" or "NELICO"). The Variable Account was established on July 1, 1994. The Contracts were first made available on June 1, 2001. The Company is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.

     MetLife entered into a net worth maintenance agreement with the Company at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2007, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and the Company entered into the agreement in part to enhance and maintain the financial strength of the Company as set forth in the agreement. Creditors of the Company (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of the Company with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to the Company. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.

           SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS

     The Company maintains the books and records of the Variable Account and provides issuance and other administrative services for the Contracts.

                                INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust, and other, unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the Advisers to the Metropolitan Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the subadviser of a Portfolio with a new subadviser. A number of subadviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment Adviser to the Portfolios of the Metropolitan Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment Adviser for all Portfolios of the Metropolitan Fund.

     MetLife Advisers was also the investment Adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Metropolitan Fund. MetLife Advisers had been the Adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (formerly known as the State Street Research Money Market Portfolio and currently known as the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (formerly known as the State Street Research Bond Income Portfolio and currently known as the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (formerly, the Westpeak Growth and Income Series, which was formerly the FI Structured Equity Portfolio, and currently known as the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently known as the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the Adviser on May 1, 1995.

     Met Investors Advisory (formerly known as Met Investors Advisory Corp., which was formerly known as Security First Investment Management) became the Investment Adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

     The following is the subadviser history of the Metropolitan Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The subadviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio, which was formerly the Westpeak Growth and Income Series, which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the subadviser. The subadviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly, the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005; and BlackRock Advisors, LLC became the subadviser on September 28, 2006. The subadviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series, which was formerly the Goldman Sachs Midcap Value Series, which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the subadviser; Harris Associates L.P. became the subadviser on May 1, 2000. The subadviser to the Balanced Portfolio (which was merged into the MFS(R) Total Return Portfolio of the Metropolitan Fund on April 30, 2004, and was formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the subadviser. The subadviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly, the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005; and BlackRock Advisors, LLC became the subadviser on September 28, 2006.

     On April 30, 2004, the MFS(R) Research Managers Portfolio merged with and into the MFS(R) Investors Trust Portfolio.

     On April 28, 2006 the MFS(R) Investors Trust Portfolio of the Metropolitan Fund merged with and into the Legg Mason Value Equity Portfolio of the Met Investors Series Trust.

     The following is the subadviser history of the remaining Metropolitan Fund
Portfolios:

     Metropolitan Life Insurance Company became the subadviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001 until April 30, 2007 when MetLife Investment Advisors Company, LLC became the subadviser. The subadviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio, which was formerly the Santander International Stock Portfolio), was Santander Global Advisors, Inc. until January 24, 2000 when Putnam Investment Management, LLC became the subadviser until December 16, 2003, when Fidelity Management & Research Company became the subadviser. The sub-adviser for Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser to Julius Baer International Stock Portfolio.

     On April 28, 2003, the Janus Growth of the Metropolitan Fund Portfolio merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.


     On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio, which was immediately renamed the FI Mid Cap Opportunities Portfolio and prior to May 1, 2004, Janus Capital Management LLC was the subadviser to this Portfolio. Immediately following the merger, Fidelity Management & Research Company replaced Janus Capital Management LLC as the subadviser to the FI Mid Cap Opportunities Portfolio. On April 28, 2008, Pyramis Global Advisors, LLC replaced its affiliate Fidelity Management & Research Company as subadviser.


     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Large Cap Portfolio (formerly, the BlackRock Investment Trust Portfolio which was formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research

Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser; and BlackRock Advisors, LLC became the subadviser on September 28, 2006. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On January 7, 2008 MFS(R) Value Portfolio replaced Harris Oakmark Large Cap Value Portfolio and Massachusetts Financial Services Company became the sub-adviser. On April 28, 2008, Clarion Global Real Estate Portfolio replaced Neuberger Berman Real Estate Sub-Account and INC Clarion Real Estate Services, L.P. became the sub-adviser.

     On April 29, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into Jennison Growth Portfolio.

     The subadviser to the Western Asset Management U.S. Government Portfolio (formerly, Salomon Brothers U.S. Government Portfolio) and the Western Asset Management Strategic Bond Opportunities Portfolio (formerly, Salomon Brothers Strategic Bond Opportunities) was Salomon Brothers Asset Management until May 1, 2006, when Western Asset Management Company became the subadviser.


     On January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio. Also on January 7, 2008, Julius Baer Investment Management LLC replaced Fidelity Management & Research Company as subadviser.


     On or about April 30, 2007, the BlackRock Large Cap Portfolio (formerly, the BlackRock Investment Trust Portfolio which was formerly, the State Street Research Investment Trust Portfolio) of the Metropolitan Fund merged with and into the BlackRock Large-Cap Core Portfolio of the Met Investors Series Trust.

     The following is the Adviser (i.e., the "subadviser") history of the Met Investors Series Trust:

     The subadviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS(R) Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until January 1, 2003, when T. Rowe Price Associates, Inc. became the subadviser. The subadviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until December 31, 2002 and Harris Associates L.P. became the subadviser effective January 1, 2003.

     The subadviser to the RCM Technology Portfolio (formerly the RCM Global Technology Portfolio which was formerly, the PIMCO PEA Innovation Portfolio, which was formerly the PIMCO Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the subadviser.

     The subadviser to the Lazard Mid-Cap Portfolio (formerly, Met/AIM Mid-Cap Core Equity Portfolio) was A I M Capital Management, Inc. until December 19, 2005, when Lazard Asset Management LLC became the subadviser.

     The subadviser to the Legg Mason Partners Aggressive Growth Portfolio (formerly the Legg Mason Aggressive Growth Portfolio, which was formerly, the Janus Aggressive Growth Portfolio, which was formerly the Janus Growth Portfolio) was Janus Capital Management LLC until October 1, 2006 when Clearbridge Advisors, LLC became the subadviser.


     On September 2, 2008, Cyclical Growth and Income ETF Portfolio changed its name to SSgA Growth and Income ETF and Cyclical Growth ETF Portfolio changed its name to SSgA Growth ETF Portfolio. Also on September 2, 2008, SSgA Funds Management, Inc. replaced Franklin Advisers, Inc. as subadviser.


                          DISTRIBUTION OF THE CONTRACTS

     The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

     New England Securities Corporation ("Distributor") serves as principal underwriter for the Contracts. Distributor is a Massachusetts corporation organized in 1968 and an indirect, wholly owned subsidiary of the Company, and its home address is located at 501 Boylston Street, Boston, Massachusetts 02116. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org. Distributor offers the Contracts through its sales representatives. Distributor is not a member of the Securities Investor Protection Corporation. Distributor also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

     Distributor received sales compensation with respect to the Contracts in the following amounts during the periods indicated:



                                                                              AGGREGATE AMOUNT
                                                                               OF COMMISSIONS
                                                                                RETAINED BY
                                                                             DISTRIBUTOR AFTER
                                                         AGGREGATE AMOUNT       PAYMENTS TO
                                                          OF COMMISSIONS       ITS REGISTERED
                                                              PAID TO           PERSONS AND
FISCAL YEAR                                                DISTRIBUTOR*        SELLING FIRMS
-----------                                              ----------------    -----------------
2006..................................................      $29,025,979              $0
2007..................................................      $36,330,400              $0
2008..................................................      $33,159,311              $0



--------

* Includes sales compensation paid to registered persons of Distributor.

     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with Distributor, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Distributor's operating and other expenses.

                         CALCULATION OF PERFORMANCE DATA

                           AVERAGE ANNUAL TOTAL RETURN

     We may provide average annual total returns for each Subaccount on a Class-specific basis, based on the actual investment experience of the Subaccounts, the Metropolitan Fund, the Met Investors Series Trust and the American Funds Insurance Series. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. Average annual total returns will be provided for a subaccount on a Class-specific basis for 1, 5, and 10 years, or for a shorter period, if applicable.

     We base calculations of average annual total return for each Class on the assumption that a single investment of $1,000 was made at the beginning of each period. The returns do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the average annual total returns.

     The average annual total return is related to withdrawal value and is calculated as follows for each Class. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each subaccount for the relevant Class at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The Accumulation Unit Values reflect the applicable Asset-Based Insurance Charge for each Class, assuming the Standard Death Benefit: 1.25% for the Standard Class; 1.60% for the B Plus Class; 1.60% for the C Class; 1.50% for the L Class; and 1.15% for the P Class. (These charges increase by 0.25% for subaccounts investing in the American Funds Insurance Series.) The total number of units held under the Contract at the beginning of the first Contract Year covered by the period shown is multiplied by the Accumulation Unit Value at the end of the last Contract Year covered by the period shown to arrive at the Contract Value on that date. The Contract Value is also reduced for the GMIB (Predictor Plus) rider charge which is assessed as .75% per year of the GMIB Income Base (up to a maximum of 1.50% upon Optional Reset) or for the Guaranteed Withdrawal Benefit Rider charge which is .50% of the Guaranteed Withdrawal Amount (up to a maximum of .95% upon Optional Reset). This Contract Value is then reduced by the applicable Withdrawal Charge and by a factor that reflects the $30 Contract Administrative Fee which would be deducted upon withdrawal at the end of the last Contract Year in the period to arrive at the withdrawal value. The average annual total return is the annual compounded rate of return which would produce the withdrawal value on that date. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the withdrawal value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted.

     The Accumulation Unit Values used for this purpose reflect an average per unit charge for the $30 Contract Administrative Fee.

     Subaccount average annual total return, which is calculated in accordance with the Securities and Exchange Commission ("SEC") standardized formula, uses the inception date of the subaccount through which the Eligible Fund is available. Eligible Fund total return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund, and therefore may reflect periods prior to the availability of the corresponding subaccount under the Contract. For non-standard performance, if there is a partial year included in the reporting period, we reflect only a pro rata portion of the average per unit Contract Administrative Fee factor for that partial year. For non-standard performance, we do not reflect the withdrawal charge or the charge for the GMIB. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

     Certain portfolios of the Metropolitan Fund and Met Investors Series have been managed by different investment advisers or investment subadvisers. Accordingly, performance may reflect the management of previous advisers or subadvisers. For prior advisory and subadvisory history, see "INVESTMENT ADVICE" on page II-3.

     As discussed in the prospectus in the section entitled "Investment Performance Information", the Variable Account may illustrate historical investment performance on a Class-specific basis by showing the Percentage Change in Unit Value and the Annual Effective Rate of Return of each subaccount of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the ten, five and one year periods ending with the date of the illustration. Such illustrations do not reflect the impact of any Withdrawal Charge, premium tax charge, or the annual $30 Contract Administrative Fee. The method of calculating the percentage change in unit value is described in the prospectus under "Investment Performance Information." The annual effective rate of return in these illustrations for each Class is calculated by dividing the unit value at the end of the period by the unit value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

     We may show daily unit values for each subaccount in advertising and sales literature, including on our website.

                              CALCULATION OF YIELDS

MONEY MARKET YIELD

     From time to time, we may quote in advertisements and sales literature the current yield for the BlackRock Money Market Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Eligible Fund or on its respective portfolio securities. On a Class-specific basis, the current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in subaccount value by the subaccount value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in subaccount value reflects: (1) net income from the Eligible Fund attributable to the hypothetical account; and
(2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the asset-based insurance charge for each Class assuming the Standard Death Benefit (1.25% for the Standard Class; 1.60% for the Bonus Class; 1.60% for the C Class; 1.50% for the L Class; and 1.15% for the P Class); and (2) the annual $30 Contract Administrative Fee. For purposes of calculating current yield for a Contract, an average per unit Contract Administrative Fee is used.

     On a Class-specific basis, current yield will be calculated according to the following formula:

                    Current Yield = ((NCF - ES)/UV) x (365/7)

     Where:

     NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES = per unit expenses for the hypothetical account for the 7-day period.

     UV = the unit value on the first day of the 7-day period.

     We may also quote the effective yield of the BlackRock Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

                Effective Yield = (1 + ((NCF - ES)/UV))365/7 - 1

     Where:

     NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES = per unit expenses of the hypothetical account for the 7-day period.

     UV = the unit value for the first day of the 7-day period.

     Because of the charges and deductions imposed under the Contract, the yield for the BlackRock Money Market Subaccount will be lower than the yield for the corresponding underlying Eligible Fund. The yields on amounts held in the BlackRock Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Eligible Fund, the types and qualities of portfolio securities held by the Eligible Fund, and the Eligible Fund's operating expenses. Yields on amounts held in the BlackRock Money Market Subaccount may also be presented for periods other than a 7-day period.

OTHER SUBACCOUNT YIELDS

     From time to time, we may quote in sales literature or advertisements the current annualized yield of one or more of the subaccounts (other than the BlackRock Money Market Subaccount) for a Contract for a 30-day or one-month period. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period on a Class-specific basis. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. On a Class-specific basis, the yield is computed by: (1) dividing the net investment income of the Eligible Fund attributable to the subaccount units less subaccount expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Asset-Based Insurance Charge for each Class assuming the Standard Death Benefit (1.25% for the Standard Class; 1.60% for the Bonus Class; 1.60% for the C Class; 1.50% for the L Class; and 1.15% for the P Class); and (2) the annual $30 Contract Administrative Fee. For purposes of calculating the 30-day or one-month yield, an average per unit Contract Administrative Fee is used.

     On a Class-specific basis, the 30-day or one-month yield is calculated according to the following formula:

                 Yield = 2 x ((((NI - ES)/(U x UV)) + 1)(6) - 1)
     Where:

     NI = net investment income of the Eligible Fund for the 30-day or one-month period attributable to the subaccount's units.

     ES = expenses of the subaccount for the 30-day or one-month period.

     U = the average number of units outstanding.

     UV = the Accumulation Unit Value at the close of the last day in the 30-day or one-month period.

     Because of the charges and deductions imposed under the Contracts, the yield for a subaccount will be lower than the yield for the corresponding Eligible Fund. The yield on the amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Eligible Fund, and its operating expenses.

                              NET INVESTMENT FACTOR

     The Company determines the net investment factor ("Net Investment Factor") for each Class of subaccount on each day on which the New York Stock Exchange is open for trading as follows:

          (1) The Company takes the net asset value per share of the Eligible Fund held in the subaccount determined as of the close of regular trading on the New York Stock Exchange on a particular day;

          (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

          (3) This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

          (4) Finally, the Company subtracts the daily charges for the Asset-Based Insurance Charge for that Class since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Asset-Based Insurance Charge, Withdrawal Charge and Other Deductions" in the prospectus.)

                                ANNUITY PAYMENTS

     At annuitization, the Contract Value is applied toward the purchase of variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed investment return selected, (iii) the type of payment option selected, (iv) the investment performance of the Eligible Fund(s) selected, and (v) the Class of Contract. If you elected the Guaranteed Minimum Income Benefit Rider, you may be able to elect to receive annuity payments under that Rider (see the prospectus for more information). If you own a B Plus Class Contract and choose to annuitize under a fixed payment option during the 9-year Withdrawal Charge period, your annuity payments will be based on a different set of current annuity purchase rates than our other Classes. Additionally, our guaranteed rates for variable annuity payments will be different on B Plus Class Contracts than on other Classes. The effect of these different rates would lower your annuity payments.

     When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the initial payment. We will fix the annuity payments in amount and duration by the annuity option selected, and by the age and sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower periodic benefits than under a life contingent option. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee.

     The amount of the initial payment is determined by applying the applicable annuity purchase rate to the amount applied from each subaccount to provide the annuity. This initial payment is converted into annuity units, the number of which remains constant. Each annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each Class and subaccount will change from day to day depending upon the investment performance of the subaccount, which in turn depends upon the investment performance of the Eligible Fund in which the subaccount invests, and applicable charges and expenses.

     The selection of an assumed investment return ("Assumed Investment Return") will affect both the initial payment and the amount by which subsequent payments increase or decrease. The initial payment is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Investment Return. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Investment Return, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Investment Return, then the next payment will be smaller than the preceding payment.

     Unless otherwise provided, the Assumed Investment Return will be at an annual effective rate of 3.5%. You may select as an alternative an Assumed Investment Return equal to an annual effective rate of 5%, if allowed by applicable law or regulation. A higher Assumed Investment Return will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a more rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return. A lower Assumed Investment Return will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a less rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return.

     The number of annuity units credited under a variable payment option is determined as follows:

          (1) The Contract proceeds are applied at the Company's annuity purchase rates for the selected Assumed Investment Return to determine the initial payment. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Withdrawal Charge, Contract Administrative Fee, and premium tax charge, as described in the prospectus.)

          (2) The number of annuity units is determined by dividing the amount of the initial payment by the applicable annuity unit value(s) for the Class next determined following the date of application of proceeds.

     The dollar amount of the initial payment will be determined as described above. The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value for the Class which is determined no more than 10 days before the payment is due.

     The value of an annuity unit for the Class of each subaccount depends on the Assumed Investment Return and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. For each Class the Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Asset-Based Insurance Charge. (See "Net Investment Factor" above.)

     On a Class-specific basis, the annuity unit value for each subaccount is equal to the corresponding annuity unit value for the subaccount previously determined multiplied by the applicable Net Investment Factor for that subaccount for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Investment Return. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Investment Return. The result of this adjustment is that if the Net

Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will decrease. At an Assumed Investment Return of 3.5%, the Assumed Interest Factor is .9999058. The Assumed Interest Factor for a 5% Assumed Investment Return is computed on a consistent basis.

     Transfers among the variable subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

                  HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS

     We may provide illustrations to show how variable annuity payments under each Class of the Contract change with investment performance over an extended period of time. The illustrations show on a Class-specific basis how annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of return of up to 10%. One of the gross rates illustrated is 0%. The values would be different from those shown if the actual returns averaged the illustrated rates but fluctuated over and under those averages throughout the years.

     The Class-specific illustrations reflect the Contract charges applicable to that Class of Contract with the death benefit and optional features you select, and take into account the Eligible Funds' management fees and other operating expenses. The annuity payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity payment considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS".

     When part of the Contract Value has been allocated to the fixed annuity payment option, the guaranteed minimum annuity payment resulting from this allocation is also shown. The illustrated variable annuity payments are determined through the use of standard mortality tables and an assumed interest rate. If the Assumed Investment Return is 3.5%, then actual performance greater than 3.5% per year will result in increasing annuity payments and actual performance less than 3.5% per year will result in decreasing annuity payments. The Company offers an alternative Assumed Investment Return of 5%, which you may select. Fixed annuity payments remain constant. Initial annuity payments under a fixed annuity payout are generally higher than initial payments under a variable payout option.

     The illustrations may show the payments for more than one hypothetical constant Assumed Investment Return. Of course, actual investment performance will not be constant and may be volatile. Actual income amounts would differ from those illustrated if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years.

     As noted in the prospectus under "Investment Performance Information", we may also illustrate the growth and value of a specified purchase payment or payments prior to annuitization on a Class-specific basis based on hypothetical returns. In these illustrations we may use any assumed gross annual rate up to 12%.

                   HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS

     We may also provide illustrations to show how variable annuity payments under each Class of the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, these illustrations use historical annual returns to illustrate that annuity payments vary over time based on fluctuations in annual returns.

     The Class-specific illustrations reflect the daily charge to the subaccounts for the applicable Asset Based Insurance Charge with the death benefit illustrated. The amounts shown in the illustrations also take into account the actual Eligible Funds' management fees and operating expenses. Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Fee Table" for more complete details. The annuity payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity payment considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS."

     The illustrations reflect the performance from the year of inception of the selected Eligible Fund(s). The historical variable annuity payments are based on an assumed investment return. If the Assumed Investment Return (AIR)is 3.5%, then actual performance greater than 3.5% per year results in an increased annuity payment and actual performance less than 3.5% per year results in a decreased annuity payment. We offer an alternative Assumed Investment Return of 5%. An AIR of 3.5% will result in a lower initial payment than a 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 3.5% AIR. The illustrations are based on the current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.

     For each Class, the illustrations show the amount of the first payment for each year shown. During each year, the payments would vary to reflect fluctuations in the actual rate of return on the Eligible Funds.

THESE TABLES REFLECT ALL POSSIBLE COMBINATIONS OF CHARGES NOT SHOWN IN THE
                               PROSPECTUS TABLES.

                            ACCUMULATION UNIT VALUES
            (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                         CONDENSED FINANCIAL INFORMATION


     The following tables show the Accumulation Unit Values through December 31, 2008.






                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------

American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.008630       7.018922         2,479,754
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.998630       6.366400         5,509,605
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.018630       7.693325         2,819,563
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    34.383594      38.158780             1,485
  01/01/2005 to 12/31/2005....................    38.158780      41.617600            10,814
  01/01/2006 to 12/31/2006....................    41.617600      43.760334            21,634
  01/01/2007 to 12/31/2007....................    43.760334      51.958765            29,799
  01/01/2008 to 12/31/2008....................    51.958765      27.790242            47,414
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.897455       4.041298           406,052
  01/01/2002 to 12/31/2002....................     4.041298       4.317105         3,666,963
  01/01/2003 to 12/31/2003....................     4.317105       4.501514         6,337,864
  01/01/2004 to 12/31/2004....................     4.501514       4.630921         6,575,235
  01/01/2005 to 12/31/2005....................     4.630921       4.672089         7,328,710
  01/01/2006 to 12/31/2006....................     4.672089       4.805097         8,005,472
  01/01/2007 to 12/31/2007....................     4.805097       5.030850         8,006,228
  01/01/2008 to 12/31/2008....................     5.030850       4.786105         6,745,318
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    36.289090      39.192519            15,147
  01/01/2005 to 12/31/2005....................    39.192519      39.798130            24,061
  01/01/2006 to 12/31/2006....................    39.798130      43.332145            37,777
  01/01/2007 to 12/31/2007....................    43.332145      45.194447            59,725
  01/01/2008 to 12/31/2008....................    45.194447      33.489217            66,776
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     8.094761       8.172470           481,421
  01/01/2008 to 12/31/2008....................     8.172470       5.059671           498,037
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     7.273319       6.648295            19,133
  01/01/2002 to 12/31/2002....................     6.648295       4.839997           340,601
  01/01/2003 to 12/31/2003....................     4.839997       6.209409           539,609
  01/01/2004 to 12/31/2004....................     6.209409       6.781940           612,593
  01/01/2005 to 12/31/2005....................     6.781940       6.920075           557,309
  01/01/2006 to 12/31/2006....................     6.920075       7.779782           504,484
  01/01/2007 to 04/27/2007....................     7.779782       8.162884                 0

                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.072355       1.184182           895,546
  01/01/2005 to 12/31/2005....................     1.184182       1.234503         1,745,201
  01/01/2006 to 12/31/2006....................     1.234503       1.452428         2,997,873
  01/01/2007 to 12/31/2007....................     1.452428       1.479171         4,381,495
  01/01/2008 to 12/31/2008....................     1.479171       0.947887         4,611,228
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.793209           530,074
  01/01/2003 to 12/31/2003....................     0.793209       1.060741         1,729,925
  01/01/2004 to 12/31/2004....................     1.060741       1.187075         4,063,877
  01/01/2005 to 12/31/2005....................     1.187075       1.239084         3,699,894
  01/01/2006 to 12/31/2006....................     1.239084       1.458737         3,447,961
  01/01/2007 to 12/31/2007....................     1.458737       1.487653         3,051,814
  01/01/2008 to 12/31/2008....................     1.487653       0.954361         2,761,095
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.352775       2.580603           246,717
  01/01/2005 to 12/31/2005....................     2.580603       2.720755           696,241
  01/01/2006 to 12/31/2006....................     2.720755       2.791453         1,294,736
  01/01/2007 to 12/31/2007....................     2.791453       3.264694         1,548,400
  01/01/2008 to 12/31/2008....................     3.264694       2.041063         1,895,716
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     3.019092       2.759654           337,995
  01/01/2002 to 12/31/2002....................     2.759654       1.819502         2,109,027
  01/01/2003 to 12/31/2003....................     1.819502       2.424162         3,737,503
  01/01/2004 to 12/31/2004....................     2.424162       2.600016         4,380,651
  01/01/2005 to 12/31/2005....................     2.600016       2.743736         3,994,660
  01/01/2006 to 12/31/2006....................     2.743736       2.818074         3,658,537
  01/01/2007 to 12/31/2007....................     2.818074       3.298914         3,158,035
  01/01/2008 to 12/31/2008....................     3.298914       2.064503         2,749,944
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.275792       2.290238           981,708
  01/01/2002 to 12/31/2002....................     2.290238       2.288137         7,080,343
  01/01/2003 to 12/31/2003....................     2.288137       2.272253         8,178,961
  01/01/2004 to 12/31/2004....................     2.272253       2.260422         9,122,398
  01/01/2005 to 12/31/2005....................     2.260422       2.291278         8,739,491
  01/01/2006 to 12/31/2006....................     2.291278       2.365877         9,526,682
  01/01/2007 to 12/31/2007....................     2.365877       2.448810         9,799,482
  01/01/2008 to 12/31/2008....................     2.448810       2.481164        16,906,640
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.620412       1.824830         2,239,279
  01/01/2005 to 12/31/2005....................     1.824830       1.872688         3,863,369
  01/01/2006 to 12/31/2006....................     1.872688       2.153590         4,265,916
  01/01/2007 to 12/31/2007....................     2.153590       2.048187         4,357,648
  01/01/2008 to 12/31/2008....................     2.048187       1.242823         4,134,957

                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.430867       1.401132         1,221,865
  01/01/2002 to 12/31/2002....................     1.401132       1.086411        10,392,688
  01/01/2003 to 12/31/2003....................     1.086411       1.608449        17,608,402
  01/01/2004 to 12/31/2004....................     1.608449       1.829325        20,138,730
  01/01/2005 to 12/31/2005....................     1.829325       1.878142        18,102,180
  01/01/2006 to 12/31/2006....................     1.878142       2.163555        15,695,178
  01/01/2007 to 12/31/2007....................     2.163555       2.060108        13,310,200
  01/01/2008 to 12/31/2008....................     2.060108       1.251164        11,254,485
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998973      12.846559           227,580
  01/01/2005 to 12/31/2005....................    12.846559      14.373064           771,922
  01/01/2006 to 12/31/2006....................    14.373064      19.529656         1,155,242
  01/01/2007 to 12/31/2007....................    19.529656      16.391631         1,230,370
  01/01/2008 to 12/31/2008....................    16.391631       9.441537         1,291,536
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.898156       3.122286         2,171,954
  01/01/2005 to 12/31/2005....................     3.122286       3.391833         6,042,147
  01/01/2006 to 12/31/2006....................     3.391833       3.829521        10,492,849
  01/01/2007 to 12/31/2007....................     3.829521       3.945957        12,875,243
  01/01/2008 to 12/31/2008....................     3.945957       2.356788        15,140,648
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.815820       2.673516           929,183
  01/01/2002 to 12/31/2002....................     2.673516       2.203304         6,433,899
  01/01/2003 to 12/31/2003....................     2.203304       2.844732        11,096,983
  01/01/2004 to 12/31/2004....................     2.844732       3.150396        14,010,283
  01/01/2005 to 12/31/2005....................     3.150396       3.426735        13,858,324
  01/01/2006 to 12/31/2006....................     3.426735       3.871807        12,629,968
  01/01/2007 to 12/31/2007....................     3.871807       3.992908        10,948,412
  01/01/2008 to 12/31/2008....................     3.992908       2.387277         9,640,224
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    17.340954      17.560205            11,805
  01/01/2007 to 12/31/2007....................    17.560205      17.986452            22,435
  01/01/2008 to 12/31/2008....................    17.986452       9.778103            32,836
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.811177           217,753
  01/01/2003 to 12/31/2003....................     0.811177       1.138274         1,041,349
  01/01/2004 to 04/30/2004....................     1.138274       1.128525         1,573,543
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.891206       1.559925           131,929
  01/01/2002 to 12/31/2002....................     1.559925       1.091096           722,960
  01/01/2003 to 12/31/2003....................     1.091096       1.446896         1,165,323
  01/01/2004 to 12/31/2004....................     1.446896       1.669317         2,383,428
  01/01/2005 to 12/31/2005....................     1.669317       1.758487         2,431,850
  01/01/2006 to 12/31/2006....................     1.758487       1.937436         2,742,360
  01/01/2007 to 12/31/2007....................     1.937436       2.068418         2,794,431
  01/01/2008 to 12/31/2008....................     2.068418       0.910364         3,198,705

                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.339585       2.641623           231,769
  01/01/2005 to 12/31/2005....................     2.641623       2.881043           474,382
  01/01/2006 to 12/31/2006....................     2.881043       3.177125           978,040
  01/01/2007 to 12/31/2007....................     3.177125       3.261051         1,359,040
  01/01/2008 to 12/31/2008....................     3.261051       1.961196         1,663,788
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.631178       2.390568           138,790
  01/01/2002 to 12/31/2002....................     2.390568       1.899012           675,852
  01/01/2003 to 12/31/2003....................     1.899012       2.376957         1,211,599
  01/01/2004 to 12/31/2004....................     2.376957       2.665706         1,518,691
  01/01/2005 to 12/31/2005....................     2.665706       2.909847         1,531,374
  01/01/2006 to 12/31/2006....................     2.909847       3.211992         1,575,063
  01/01/2007 to 12/31/2007....................     3.211992       3.300077         1,322,383
  01/01/2008 to 12/31/2008....................     3.300077       1.986910         1,215,193
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.953966       0.880596           333,496
  01/01/2002 to 12/31/2002....................     0.880596       0.625777         2,870,903
  01/01/2003 to 12/31/2003....................     0.625777       0.893664         5,115,288
  01/01/2004 to 12/31/2004....................     0.893664       0.980913         6,713,282
  01/01/2005 to 12/31/2005....................     0.980913       1.011299         7,945,057
  01/01/2006 to 12/31/2006....................     1.011299       1.095850         7,962,232
  01/01/2007 to 12/31/2007....................     1.095850       1.128859         7,613,501
  01/01/2008 to 12/31/2008....................     1.128859       0.654279         7,451,310
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     3.062420       3.326459           933,283
  01/01/2005 to 12/31/2005....................     3.326459       3.604168         2,607,623
  01/01/2006 to 12/31/2006....................     3.604168       3.992825         3,982,921
  01/01/2007 to 12/31/2007....................     3.992825       3.663992         3,979,113
  01/01/2008 to 12/31/2008....................     3.663992       1.949082         3,827,783
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.539245       2.662382           822,817
  01/01/2002 to 12/31/2002....................     2.662382       2.393038         6,928,769
  01/01/2003 to 12/31/2003....................     2.393038       3.130235        13,023,261
  01/01/2004 to 12/31/2004....................     3.130235       3.393317        14,512,972
  01/01/2005 to 12/31/2005....................     3.393317       3.680143        13,773,481
  01/01/2006 to 12/31/2006....................     3.680143       4.081083        11,992,186
  01/01/2007 to 12/31/2007....................     4.081083       3.748720        10,284,759
  01/01/2008 to 12/31/2008....................     3.748720       1.996133         9,023,233
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.877171       1.179380           975,495
  01/01/2004 to 12/31/2004....................     1.179380       1.403737         4,403,557
  01/01/2005 to 12/31/2005....................     1.403737       1.583716         7,378,814
  01/01/2006 to 12/31/2006....................     1.583716       2.015315        11,168,276
  01/01/2007 to 12/31/2007....................     2.015315       1.967885        13,752,302
  01/01/2008 to 12/31/2008....................     1.967885       1.148829        13,603,260

                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.060502       0.885421                 0
  01/01/2003 to 12/31/2003....................     0.885421       1.181785         1,785,236
  01/01/2004 to 12/31/2004....................     1.181785       1.408514         2,979,589
  01/01/2005 to 12/31/2005....................     1.408514       1.589622         3,607,139
  01/01/2006 to 12/31/2006....................     1.589622       2.024973         4,402,862
  01/01/2007 to 12/31/2007....................     2.024973       1.979689         3,959,033
  01/01/2008 to 12/31/2008....................     1.979689       1.156859         3,093,649
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   151.435577     185.959018             5,698
  01/01/2008 to 12/31/2008....................   185.959018     106.518462            51,081
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.409985       0.492965           304,981
  01/01/2006 to 12/31/2006....................     0.492965       0.499145         1,280,163
  01/01/2007 to 12/31/2007....................     0.499145       0.549049         1,689,831
  01/01/2008 to 12/31/2008....................     0.549049       0.344049         2,054,526
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.425125       0.444253             3,059
  01/01/2005 to 04/30/2005....................     0.444253       0.405064                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.410269       0.494021         3,627,443
  01/01/2006 to 12/31/2006....................     0.494021       0.500579         3,545,304
  01/01/2007 to 12/31/2007....................     0.500579       0.551393         3,391,644
  01/01/2008 to 12/31/2008....................     0.551393       0.345371         3,032,319
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.575496       0.493571           404,240
  01/01/2002 to 12/31/2002....................     0.493571       0.346224         2,441,313
  01/01/2003 to 12/31/2003....................     0.346224       0.429804         3,861,380
  01/01/2004 to 12/31/2004....................     0.429804       0.444259         3,651,151
  01/01/2005 to 04/30/2005....................     0.444259       0.409102                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.205297       1.378228           644,662
  01/01/2005 to 12/31/2005....................     1.378228       1.600534         2,957,117
  01/01/2006 to 12/31/2006....................     1.600534       1.837213         5,150,017
  01/01/2007 to 12/31/2007....................     1.837213       1.996953         5,131,830
  01/01/2008 to 12/31/2008....................     1.996953       1.099600         6,034,065
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.273950       1.164741           480,562
  01/01/2002 to 12/31/2002....................     1.164741       0.947551         4,943,896
  01/01/2003 to 12/31/2003....................     0.947551       1.196835         7,993,525
  01/01/2004 to 12/31/2004....................     1.196835       1.394854         7,655,331
  01/01/2005 to 12/31/2005....................     1.394854       1.622788         6,945,884
  01/01/2006 to 12/31/2006....................     1.622788       1.863281         6,810,395
  01/01/2007 to 12/31/2007....................     1.863281       2.027781         5,699,228
  01/01/2008 to 12/31/2008....................     2.027781       1.117383         5,338,642

                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.140653       0.968377           631,334
  01/01/2003 to 12/31/2003....................     0.968377       1.206674         1,995,924
  01/01/2004 to 12/31/2004....................     1.206674       1.363269         3,127,787
  01/01/2005 to 12/31/2005....................     1.363269       1.454880         3,378,703
  01/01/2006 to 12/31/2006....................     1.454880       1.647714         3,509,898
  01/01/2007 to 12/31/2007....................     1.647714       1.583033         4,606,938
  01/01/2008 to 12/31/2008....................     1.583033       0.964552         4,493,691
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951972       0.775470           389,694
  01/01/2002 to 12/31/2002....................     0.775470       0.529802         2,103,838
  01/01/2003 to 12/31/2003....................     0.529802       0.679683         3,035,424
  01/01/2004 to 12/31/2004....................     0.679683       0.727873         3,243,529
  01/01/2005 to 12/31/2005....................     0.727873       0.816448         3,586,303
  01/01/2006 to 12/31/2006....................     0.816448       0.792317         4,039,293
  01/01/2007 to 12/31/2007....................     0.792317       0.800159         4,159,632
  01/01/2008 to 12/31/2008....................     0.800159       0.481605         3,942,039
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.453340      10.144842            65,712
  01/01/2007 to 12/31/2007....................    10.144842       9.426397            97,837
  01/01/2008 to 12/31/2008....................     9.426397       4.224768           150,971
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.101525       1.134100           647,303
  01/01/2002 to 12/31/2002....................     1.134100       1.231358         5,241,579
  01/01/2003 to 12/31/2003....................     1.231358       1.257179        10,255,426
  01/01/2004 to 12/31/2004....................     1.257179       1.289246        12,756,433
  01/01/2005 to 12/31/2005....................     1.289246       1.296866        14,972,721
  01/01/2006 to 12/31/2006....................     1.296866       1.329635        18,189,155
  01/01/2007 to 12/31/2007....................     1.329635       1.400491        17,054,241
  01/01/2008 to 12/31/2008....................     1.400491       1.460924        14,987,637
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.377286       2.696428           251,711
  01/01/2005 to 12/31/2005....................     2.696428       2.840821           991,747
  01/01/2006 to 12/31/2006....................     2.840821       3.265599         1,944,669
  01/01/2007 to 12/31/2007....................     3.265599       3.599707         2,620,745
  01/01/2008 to 12/31/2008....................     3.599707       2.273086         3,081,470
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.400198       2.272929           202,579
  01/01/2002 to 12/31/2002....................     2.272929       1.758876         1,641,772
  01/01/2003 to 12/31/2003....................     1.758876       2.367243         3,175,066
  01/01/2004 to 12/31/2004....................     2.367243       2.716612         3,573,319
  01/01/2005 to 12/31/2005....................     2.716612       2.864629         3,492,759
  01/01/2006 to 12/31/2006....................     2.864629       3.296126         3,517,684
  01/01/2007 to 12/31/2007....................     3.296126       3.636804         3,047,220
  01/01/2008 to 12/31/2008....................     3.636804       2.298822         2,756,341

                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.373789       1.382542           122,188
  01/01/2002 to 12/31/2002....................     1.382542       1.357536         2,439,994
  01/01/2003 to 12/31/2003....................     1.357536       1.597530         5,934,798
  01/01/2004 to 12/31/2004....................     1.597530       1.706473         8,913,662
  01/01/2005 to 12/31/2005....................     1.706473       1.710500        11,885,856
  01/01/2006 to 12/31/2006....................     1.710500       1.843841        14,305,072
  01/01/2007 to 12/31/2007....................     1.843841       1.940078        15,948,217
  01/01/2008 to 12/31/2008....................     1.940078       1.559489        13,599,419
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.123126       0.848860           430,464
  01/01/2003 to 12/31/2003....................     0.848860       1.164131         1,406,306
  01/01/2004 to 12/31/2004....................     1.164131       1.223582         1,751,151
  01/01/2005 to 12/31/2005....................     1.223582       1.308310         1,834,114
  01/01/2006 to 12/31/2006....................     1.308310       1.475354         1,980,266
  01/01/2007 to 12/31/2007....................     1.475354       1.618231         2,092,922
  01/01/2008 to 12/31/2008....................     1.618231       0.979157         1,827,763
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998630       7.994633            59,148
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.998630       6.606975            47,087
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998630       7.040915           157,976
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998630       6.576079            16,265
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998973      11.161798            27,787
  01/01/2006 to 12/31/2006....................    11.161798      12.749671           442,317
  01/01/2007 to 12/31/2007....................    12.749671      13.002022         1,153,077
  01/01/2008 to 12/31/2008....................    13.002022       7.646365         1,224,589
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998973      10.310111           130,758
  01/01/2006 to 12/31/2006....................    10.310111      10.884040           241,473
  01/01/2007 to 12/31/2007....................    10.884040      11.346907           620,962
  01/01/2008 to 12/31/2008....................    11.346907       9.593358         1,281,491
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998973      10.528255           284,700
  01/01/2006 to 12/31/2006....................    10.528255      11.377529         1,164,090
  01/01/2007 to 12/31/2007....................    11.377529      11.776000         2,964,511
  01/01/2008 to 12/31/2008....................    11.776000       9.117849         4,841,696
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.052532       1.032136           223,464
  01/01/2002 to 12/31/2002....................     1.032136       0.865315         2,492,483
  01/01/2003 to 12/31/2003....................     0.865315       1.149827         5,063,817
  01/01/2004 to 12/31/2004....................     1.149827       1.314011         6,327,264
  01/01/2005 to 12/31/2005....................     1.314011       1.453731         7,243,058
  01/01/2006 to 12/31/2006....................     1.453731       1.576792         7,625,919
  01/01/2007 to 12/31/2007....................     1.576792       1.674142         7,341,025
  01/01/2008 to 12/31/2008....................     1.674142       1.051844         8,043,722

                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998973      10.759284           707,709
  01/01/2006 to 12/31/2006....................    10.759284      11.884012         4,525,389
  01/01/2007 to 12/31/2007....................    11.884012      12.245653        12,436,101
  01/01/2008 to 12/31/2008....................    12.245653       8.630461        18,654,307
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998973      10.985367           485,857
  01/01/2006 to 12/31/2006....................    10.985367      12.391608         4,560,146
  01/01/2007 to 12/31/2007....................    12.391608      12.707971        15,881,886
  01/01/2008 to 12/31/2008....................    12.707971       8.142692        20,978,386
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.850101       3.569420           179,083
  01/01/2002 to 12/31/2002....................     3.569420       2.731332         1,942,937
  01/01/2003 to 12/31/2003....................     2.731332       3.449245         3,653,650
  01/01/2004 to 12/31/2004....................     3.449245       3.756416         4,668,415
  01/01/2005 to 12/31/2005....................     3.756416       3.872216         5,058,223
  01/01/2006 to 12/31/2006....................     3.872216       4.404993         5,536,674
  01/01/2007 to 12/31/2007....................     4.404993       4.566380         4,668,980
  01/01/2008 to 12/31/2008....................     4.566380       2.829263         4,608,552
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.748492       8.598035            12,295
  01/01/2005 to 12/31/2005....................     8.598035       9.077584            28,780
  01/01/2006 to 04/30/2006....................     9.077584       9.491938            30,412
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.897721       0.832858           120,423
  01/01/2002 to 12/31/2002....................     0.832858       0.656026         1,530,612
  01/01/2003 to 12/31/2003....................     0.656026       0.787176         2,549,167
  01/01/2004 to 12/31/2004....................     0.787176       0.865043         4,277,793
  01/01/2005 to 12/31/2005....................     0.865043       0.915101         3,742,961
  01/01/2006 to 04/30/2006....................     0.915101       0.957183                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.979378       0.879571           122,347
  01/01/2002 to 12/31/2002....................     0.879571       0.658378           802,087
  01/01/2003 to 12/31/2003....................     0.658378       0.805710         1,541,735
  01/01/2004 to 04/30/2004....................     0.805710       0.820699         1,666,173
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.927136       0.848963           277,020
  01/01/2002 to 12/31/2002....................     0.848963       0.739466         2,846,609
  01/01/2003 to 12/31/2003....................     0.739466       0.964297         5,307,770
  01/01/2004 to 12/31/2004....................     0.964297       1.138554         6,751,783
  01/01/2005 to 12/31/2005....................     1.138554       1.309109         8,044,802
  01/01/2006 to 12/31/2006....................     1.309109       1.636329         9,531,123
  01/01/2007 to 12/31/2007....................     1.636329       1.830665        11,227,223
  01/01/2008 to 12/31/2008....................     1.830665       1.041955        14,239,333
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.771594       4.105109         2,827,816
  01/01/2005 to 12/31/2005....................     4.105109       4.169836         3,539,599
  01/01/2006 to 12/31/2006....................     4.169836       4.609613         3,776,779
  01/01/2007 to 12/31/2007....................     4.609613       4.739479         4,097,309
  01/01/2008 to 12/31/2008....................     4.739479       3.634454         3,543,635

                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.223470       1.321605         1,638,566
  01/01/2005 to 12/31/2005....................     1.321605       1.283692         4,974,100
  01/01/2006 to 12/31/2006....................     1.283692       1.493936         7,079,420
  01/01/2007 to 12/31/2007....................     1.493936       1.415881         7,764,303
  01/01/2008 to 12/31/2008....................     1.415881       0.926991         8,306,094
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.190228       0.977213         1,679,195
  01/01/2003 to 12/31/2003....................     0.977213       1.209630         5,837,482
  01/01/2004 to 12/31/2004....................     1.209630       1.329439         7,243,365
  01/01/2005 to 12/31/2005....................     1.329439       1.292717         6,792,026
  01/01/2006 to 12/31/2006....................     1.292717       1.505649         6,028,854
  01/01/2007 to 12/31/2007....................     1.505649       1.428431         5,312,067
  01/01/2008 to 12/31/2008....................     1.428431       0.936508         4,685,072
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.514247       1.488083           360,833
  01/01/2002 to 12/31/2002....................     1.488083       1.267902         2,635,315
  01/01/2003 to 12/31/2003....................     1.267902       1.497971         4,565,858
  01/01/2004 to 04/30/2004....................     1.497971       1.485622         5,151,293
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.948368       0.855536           209,511
  01/01/2002 to 12/31/2002....................     0.855536       0.703293         2,746,997
  01/01/2003 to 12/31/2003....................     0.703293       0.952936         6,042,129
  01/01/2004 to 12/31/2004....................     0.952936       1.122429         8,204,327
  01/01/2005 to 12/31/2005....................     1.122429       1.251881         9,180,604
  01/01/2006 to 12/31/2006....................     1.251881       1.550980        10,374,851
  01/01/2007 to 12/31/2007....................     1.550980       1.692742        10,904,460
  01/01/2008 to 12/31/2008....................     1.692742       0.966221        11,913,657
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.557054       1.507861            78,495
  01/01/2002 to 12/31/2002....................     1.507861       1.341513         1,245,456
  01/01/2003 to 12/31/2003....................     1.341513       1.803959         2,602,170
  01/01/2004 to 12/31/2004....................     1.803959       2.185197         5,612,321
  01/01/2005 to 12/31/2005....................     2.185197       2.415539         7,373,295
  01/01/2006 to 12/31/2006....................     2.415539       2.652742         8,429,634
  01/01/2007 to 12/31/2007....................     2.652742       2.703203         9,391,847
  01/01/2008 to 12/31/2008....................     2.703203       1.402108         9,923,370
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.998185       8.693182            44,329
  01/01/2006 to 12/31/2006....................     8.693182       9.239346            92,950
  01/01/2007 to 12/31/2007....................     9.239346      10.427689           142,163
  01/01/2008 to 12/31/2008....................    10.427689       5.566975           167,099
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.890720      14.884624             9,455
  01/01/2005 to 12/31/2005....................    14.884624      17.049221           102,857
  01/01/2006 to 12/31/2006....................    17.049221      19.591226           263,366
  01/01/2007 to 12/31/2007....................    19.591226      20.558001           316,449
  01/01/2008 to 12/31/2008....................    20.558001      12.067810           328,343

                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    11.045105      11.164159            66,101
  01/01/2007 to 12/31/2007....................    11.164159      12.215182           182,408
  01/01/2008 to 12/31/2008....................    12.215182      11.231981         1,054,294
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.008155       1.055126         1,119,475
  01/01/2002 to 12/31/2002....................     1.055126       1.138865        16,599,383
  01/01/2003 to 12/31/2003....................     1.138865       1.173147        32,638,246
  01/01/2004 to 12/31/2004....................     1.173147       1.216239        40,652,548
  01/01/2005 to 12/31/2005....................     1.216239       1.228169        48,734,602
  01/01/2006 to 12/31/2006....................     1.228169       1.267751        55,367,514
  01/01/2007 to 12/31/2007....................     1.267751       1.346621        57,456,286
  01/01/2008 to 12/31/2008....................     1.346621       1.335298        53,339,495
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.758331       0.610204            94,456
  01/01/2002 to 12/31/2002....................     0.610204       0.296896         1,890,616
  01/01/2003 to 12/31/2003....................     0.296896       0.462007         5,227,797
  01/01/2004 to 12/31/2004....................     0.462007       0.436579         6,922,678
  01/01/2005 to 12/31/2005....................     0.436579       0.478666         6,389,625
  01/01/2006 to 12/31/2006....................     0.478666       0.498010         5,891,296
  01/01/2007 to 12/31/2007....................     0.498010       0.646824         6,439,657
  01/01/2008 to 12/31/2008....................     0.646824       0.354822         6,324,933
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.223058       1.190110           277,659
  01/01/2002 to 12/31/2002....................     1.190110       0.932989         2,510,267
  01/01/2003 to 12/31/2003....................     0.932989       1.342601         5,066,094
  01/01/2004 to 12/31/2004....................     1.342601       1.556617         6,724,020
  01/01/2005 to 12/31/2005....................     1.556617       1.603443         7,566,069
  01/01/2006 to 12/31/2006....................     1.603443       1.861978         7,837,846
  01/01/2007 to 12/31/2007....................     1.861978       1.807382         7,611,161
  01/01/2008 to 12/31/2008....................     1.807382       1.183877         7,487,946
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.522679      11.181857            16,259
  01/01/2007 to 12/31/2007....................    11.181857      11.638374            36,637
  01/01/2008 to 12/31/2008....................    11.638374       8.613162           122,202
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.713720      11.437139            34,142
  01/01/2007 to 12/31/2007....................    11.437139      11.928919            59,977
  01/01/2008 to 12/31/2008....................    11.928919       7.896564           103,666
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.125926       1.221288           978,390
  01/01/2005 to 12/31/2005....................     1.221288       1.282478         4,973,054
  01/01/2006 to 12/31/2006....................     1.282478       1.429754         6,945,697
  01/01/2007 to 12/31/2007....................     1.429754       1.541110         8,339,019
  01/01/2008 to 12/31/2008....................     1.541110       0.882672         8,941,806

                                                          1.25% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.931494       0.824824           342,075
  01/01/2002 to 12/31/2002....................     0.824824       0.455853         2,938,916
  01/01/2003 to 12/31/2003....................     0.455853       0.615144         6,230,898
  01/01/2004 to 12/31/2004....................     0.615144       0.715759        12,892,638
  01/01/2005 to 12/31/2005....................     0.715759       0.810287        17,133,576
  01/01/2006 to 12/31/2006....................     0.810287       0.849577        20,689,731
  01/01/2007 to 12/31/2007....................     0.849577       0.986943        22,527,544
  01/01/2008 to 12/31/2008....................     0.986943       0.587233        23,879,613
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.251553       1.335628           110,140
  01/01/2005 to 12/31/2005....................     1.335628       1.460425           493,836
  01/01/2006 to 12/31/2006....................     1.460425       1.494666         1,539,292
  01/01/2007 to 12/31/2007....................     1.494666       1.616706         2,069,225
  01/01/2008 to 12/31/2008....................     1.616706       1.016726         2,681,339
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.892562       2.008364         1,521,011
  01/01/2005 to 12/31/2005....................     2.008364       2.034295         4,035,933
  01/01/2006 to 12/31/2006....................     2.034295       2.106035         6,894,191
  01/01/2007 to 12/31/2007....................     2.106035       2.156764         9,339,891
  01/01/2008 to 12/31/2008....................     2.156764       1.805664         8,481,623
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.568445       1.605937           287,447
  01/01/2002 to 12/31/2002....................     1.605937       1.734481         3,519,888
  01/01/2003 to 12/31/2003....................     1.734481       1.926993        10,119,058
  01/01/2004 to 12/31/2004....................     1.926993       2.026247        11,481,473
  01/01/2005 to 12/31/2005....................     2.026247       2.054618        11,641,713
  01/01/2006 to 12/31/2006....................     2.054618       2.127675         9,554,380
  01/01/2007 to 12/31/2007....................     2.127675       2.182804         9,028,855
  01/01/2008 to 12/31/2008....................     2.182804       1.829815         6,919,792
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.564295       1.603184         2,078,192
  01/01/2005 to 12/31/2005....................     1.603184       1.605346         7,317,339
  01/01/2006 to 12/31/2006....................     1.605346       1.647525        11,261,412
  01/01/2007 to 12/31/2007....................     1.647525       1.692572        11,740,506
  01/01/2008 to 12/31/2008....................     1.692572       1.662594        10,725,573
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.448887       1.493541           847,646
  01/01/2002 to 12/31/2002....................     1.493541       1.587441         8,277,460
  01/01/2003 to 12/31/2003....................     1.587441       1.591992        12,674,903
  01/01/2004 to 12/31/2004....................     1.591992       1.616267        12,870,374
  01/01/2005 to 12/31/2005....................     1.616267       1.621457        11,846,856
  01/01/2006 to 12/31/2006....................     1.621457       1.665022        10,367,600
  01/01/2007 to 12/31/2007....................     1.665022       1.712175         9,246,950
  01/01/2008 to 12/31/2008....................     1.712175       1.683611         7,437,793

                                                           1.50% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    14.692602      15.412255           206,337
  01/01/2007 to 12/31/2007.....................    15.412255      15.686896           874,300
  01/01/2008 to 12/31/2008.....................    15.686896      14.008133         1,018,827
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.463224       1.350000           295,927
  01/01/2002 to 12/31/2002.....................     1.350000       1.076512         2,760,128
  01/01/2003 to 12/31/2003.....................     1.076512       1.628167         4,912,135
  01/01/2004 to 12/31/2004.....................     1.628167       1.938776         7,451,246
  01/01/2005 to 12/31/2005.....................     1.938776       2.394218        10,097,133
  01/01/2006 to 12/31/2006.....................     2.394218       2.926019        12,290,858
  01/01/2007 to 12/31/2007.....................     2.926019       3.499836        13,271,602
  01/01/2008 to 12/31/2008.....................     3.499836       1.602339        14,771,356
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    12.760851      11.278829           168,238
  01/01/2002 to 12/31/2002.....................    11.278829       8.393632         1,874,264
  01/01/2003 to 12/31/2003.....................     8.393632      11.312295         3,772,092
  01/01/2004 to 12/31/2004.....................    11.312295      12.536032         5,226,860
  01/01/2005 to 12/31/2005.....................    12.536032      14.349601         6,391,197
  01/01/2006 to 12/31/2006.....................    14.349601      15.580943         7,344,549
  01/01/2007 to 12/31/2007.....................    15.580943      17.242941         7,406,684
  01/01/2008 to 12/31/2008.....................    17.242941       9.516563         7,930,190
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     8.647461       8.389090           190,117
  01/01/2002 to 12/31/2002.....................     8.389090       6.748146         2,226,755
  01/01/2003 to 12/31/2003.....................     6.748146       8.803389         4,231,229
  01/01/2004 to 12/31/2004.....................     8.803389       9.571662         5,903,453
  01/01/2005 to 12/31/2005.....................     9.571662       9.979509         7,052,462
  01/01/2006 to 12/31/2006.....................     9.979509      11.326003         7,204,668
  01/01/2007 to 12/31/2007.....................    11.326003      11.719080         7,191,793
  01/01/2008 to 12/31/2008.....................    11.719080       7.174678         7,297,775






                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.008520       7.014085           165,145
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.998521       6.362009           903,057
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.018520       7.688028           172,061
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    33.837186      37.527489             2,359
  01/01/2005 to 12/31/2005....................    37.527489      40.888321             4,987
  01/01/2006 to 12/31/2006....................    40.888321      42.950645            11,241
  01/01/2007 to 12/31/2007....................    42.950645      50.946162            17,729
  01/01/2008 to 12/31/2008....................    50.946162      27.221248            24,830

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.828491       3.967810           217,116
  01/01/2002 to 12/31/2002....................     3.967810       4.234371         1,818,388
  01/01/2003 to 12/31/2003....................     4.234371       4.410821         2,755,116
  01/01/2004 to 12/31/2004....................     4.410821       4.533074         3,197,295
  01/01/2005 to 12/31/2005....................     4.533074       4.568816         3,530,909
  01/01/2006 to 12/31/2006....................     4.568816       4.694201         3,643,211
  01/01/2007 to 12/31/2007....................     4.694201       4.909808         3,437,166
  01/01/2008 to 12/31/2008....................     4.909808       4.666270         2,626,961
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    35.648033      38.474665             1,897
  01/01/2005 to 12/31/2005....................    38.474665      39.030259             3,967
  01/01/2006 to 12/31/2006....................    39.030259      42.453752             5,881
  01/01/2007 to 12/31/2007....................    42.453752      44.233821             8,024
  01/01/2008 to 12/31/2008....................    44.233821      32.744497             7,097
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     7.903960       7.974482           243,509
  01/01/2008 to 12/31/2008....................     7.974482       4.932134           228,768
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     7.143398       6.526287            20,628
  01/01/2002 to 12/31/2002....................     6.526287       4.746421           124,713
  01/01/2003 to 12/31/2003....................     4.746421       6.083269           241,556
  01/01/2004 to 12/31/2004....................     6.083269       6.637515           327,032
  01/01/2005 to 12/31/2005....................     6.637515       6.765961           315,340
  01/01/2006 to 12/31/2006....................     6.765961       7.598944           295,699
  01/01/2007 to 04/27/2007....................     7.598944       7.970544                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.070204       1.181023           222,093
  01/01/2005 to 12/31/2005....................     1.181023       1.229983           601,557
  01/01/2006 to 12/31/2006....................     1.229983       1.445668         1,017,651
  01/01/2007 to 12/31/2007....................     1.445668       1.470807         1,351,592
  01/01/2008 to 12/31/2008....................     1.470807       0.941580         1,464,805
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.792676           149,186
  01/01/2003 to 12/31/2003....................     0.792676       1.058975           633,797
  01/01/2004 to 12/31/2004....................     1.058975       1.183911         1,208,221
  01/01/2005 to 12/31/2005....................     1.183911       1.234551         1,085,453
  01/01/2006 to 12/31/2006....................     1.234551       1.451953         1,140,687
  01/01/2007 to 12/31/2007....................     1.451953       1.479247         1,166,714
  01/01/2008 to 12/31/2008....................     1.479247       0.948015           975,371
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.330500       2.554477            54,378
  01/01/2005 to 12/31/2005....................     2.554477       2.690527           206,150
  01/01/2006 to 12/31/2006....................     2.690527       2.757686           263,360
  01/01/2007 to 12/31/2007....................     2.757686       3.221962           302,111
  01/01/2008 to 12/31/2008....................     3.221962       2.012323           355,042

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.999024       2.739942           165,746
  01/01/2002 to 12/31/2002....................     2.739942       1.804690         1,376,184
  01/01/2003 to 12/31/2003....................     1.804690       2.402031         2,242,123
  01/01/2004 to 12/31/2004....................     2.402031       2.573699         2,420,784
  01/01/2005 to 12/31/2005....................     2.573699       2.713259         2,079,100
  01/01/2006 to 12/31/2006....................     2.713259       2.783993         1,829,333
  01/01/2007 to 12/31/2007....................     2.783993       3.255744         1,808,823
  01/01/2008 to 12/31/2008....................     3.255744       2.035439         1,666,543
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.235521       2.248592           869,330
  01/01/2002 to 12/31/2002....................     2.248592       2.244279         2,741,837
  01/01/2003 to 12/31/2003....................     2.244279       2.226473         4,235,857
  01/01/2004 to 12/31/2004....................     2.226473       2.212661         3,325,994
  01/01/2005 to 12/31/2005....................     2.212661       2.240630         3,111,335
  01/01/2006 to 12/31/2006....................     2.240630       2.311275         2,932,154
  01/01/2007 to 12/31/2007....................     2.311275       2.389891         3,163,873
  01/01/2008 to 12/31/2008....................     2.389891       2.419040         4,663,226
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.614218       1.816649           923,895
  01/01/2005 to 12/31/2005....................     1.816649       1.862435         1,599,991
  01/01/2006 to 12/31/2006....................     1.862435       2.139664         1,823,090
  01/01/2007 to 12/31/2007....................     2.139664       2.032896         1,845,494
  01/01/2008 to 12/31/2008....................     2.032896       1.232305         1,721,266
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.429451       1.399052           558,279
  01/01/2002 to 12/31/2002....................     1.399052       1.083716         5,041,638
  01/01/2003 to 12/31/2003....................     1.083716       1.602866         8,227,912
  01/01/2004 to 12/31/2004....................     1.602866       1.821151         9,465,838
  01/01/2005 to 12/31/2005....................     1.821151       1.867886         8,568,287
  01/01/2006 to 12/31/2006....................     1.867886       2.149597         7,641,077
  01/01/2007 to 12/31/2007....................     2.149597       2.044760         6,645,180
  01/01/2008 to 12/31/2008....................     2.044760       1.240595         5,795,912
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998890      12.837948           110,329
  01/01/2005 to 12/31/2005....................    12.837948      14.349118           275,585
  01/01/2006 to 12/31/2006....................    14.349118      19.477708           453,846
  01/01/2007 to 12/31/2007....................    19.477708      16.331587           511,634
  01/01/2008 to 12/31/2008....................    16.331587       9.397492           486,586
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.870725       3.090685           662,509
  01/01/2005 to 12/31/2005....................     3.090685       3.354159         1,845,396
  01/01/2006 to 12/31/2006....................     3.354159       3.783210         2,982,387
  01/01/2007 to 12/31/2007....................     3.783210       3.894320         3,433,602
  01/01/2008 to 12/31/2008....................     3.894320       2.323608         3,502,048

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.797107       2.654425           441,860
  01/01/2002 to 12/31/2002....................     2.654425       2.185385         3,544,762
  01/01/2003 to 12/31/2003....................     2.185385       2.818779         6,131,831
  01/01/2004 to 12/31/2004....................     2.818779       3.118527         6,895,437
  01/01/2005 to 12/31/2005....................     3.118527       3.388693         6,611,460
  01/01/2006 to 12/31/2006....................     3.388693       3.825009         6,238,689
  01/01/2007 to 12/31/2007....................     3.825009       3.940683         5,566,242
  01/01/2008 to 12/31/2008....................     3.940683       2.353684         5,130,878
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    17.174056      17.379668             4,116
  01/01/2007 to 12/31/2007....................    17.379668      17.783641             6,138
  01/01/2008 to 12/31/2008....................    17.783641       9.658129             6,193
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.810632            97,989
  01/01/2003 to 12/31/2003....................     0.810632       1.136381           390,452
  01/01/2004 to 04/30/2004....................     1.136381       1.126278           732,700
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.883025       1.552394            61,360
  01/01/2002 to 12/31/2002....................     1.552394       1.084738           353,346
  01/01/2003 to 12/31/2003....................     1.084738       1.437020           558,019
  01/01/2004 to 12/31/2004....................     1.437020       1.656261         1,248,080
  01/01/2005 to 12/31/2005....................     1.656261       1.742997         1,176,022
  01/01/2006 to 12/31/2006....................     1.742997       1.918455         1,284,135
  01/01/2007 to 12/31/2007....................     1.918455       2.046095         1,146,092
  01/01/2008 to 12/31/2008....................     2.046095       0.899632         1,230,000
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.313951       2.610948            23,165
  01/01/2005 to 12/31/2005....................     2.610948       2.844750           107,176
  01/01/2006 to 12/31/2006....................     2.844750       3.133975           252,821
  01/01/2007 to 12/31/2007....................     3.133975       3.213529           334,704
  01/01/2008 to 12/31/2008....................     3.213529       1.930673           277,483
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.609765       2.369929            44,802
  01/01/2002 to 12/31/2002....................     2.369929       1.880732           386,064
  01/01/2003 to 12/31/2003....................     1.880732       2.351730           802,697
  01/01/2004 to 12/31/2004....................     2.351730       2.634773           807,025
  01/01/2005 to 12/31/2005....................     2.634773       2.873216           751,618
  01/01/2006 to 12/31/2006....................     2.873216       3.168397           792,595
  01/01/2007 to 12/31/2007....................     3.168397       3.252015           715,382
  01/01/2008 to 12/31/2008....................     3.252015       1.956005           558,191
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.953804       0.880011           258,180
  01/01/2002 to 12/31/2002....................     0.880011       0.624749         1,365,065
  01/01/2003 to 12/31/2003....................     0.624749       0.891300         2,155,256
  01/01/2004 to 12/31/2004....................     0.891300       0.977339         2,642,995
  01/01/2005 to 12/31/2005....................     0.977339       1.006611         2,730,470
  01/01/2006 to 12/31/2006....................     1.006611       1.089682         2,764,354
  01/01/2007 to 12/31/2007....................     1.089682       1.121378         2,635,921
  01/01/2008 to 12/31/2008....................     1.121378       0.649289         2,367,434

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     3.028873       3.287838           403,355
  01/01/2005 to 12/31/2005....................     3.287838       3.558773           915,002
  01/01/2006 to 12/31/2006....................     3.558773       3.938606         1,205,771
  01/01/2007 to 12/31/2007....................     3.938606       3.610604         1,281,844
  01/01/2008 to 12/31/2008....................     3.610604       1.918751         1,305,553
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.518576       2.639391           401,779
  01/01/2002 to 12/31/2002....................     2.639391       2.370004         3,706,789
  01/01/2003 to 12/31/2003....................     2.370004       3.097009         6,468,059
  01/01/2004 to 12/31/2004....................     3.097009       3.353935         7,196,581
  01/01/2005 to 12/31/2005....................     3.353935       3.633810         6,767,545
  01/01/2006 to 12/31/2006....................     3.633810       4.025687         5,792,113
  01/01/2007 to 12/31/2007....................     4.025687       3.694118         5,021,337
  01/01/2008 to 12/31/2008....................     3.694118       1.965080         4,442,394
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.875803       1.176753           580,830
  01/01/2004 to 12/31/2004....................     1.176753       1.399207         1,886,163
  01/01/2005 to 12/31/2005....................     1.399207       1.577033         3,772,112
  01/01/2006 to 12/31/2006....................     1.577033       2.004813         5,385,433
  01/01/2007 to 12/31/2007....................     2.004813       1.955662         5,916,229
  01/01/2008 to 12/31/2008....................     1.955662       1.140547         5,256,145
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.059909       0.884331            32,461
  01/01/2003 to 12/31/2003....................     0.884331       1.179161           558,061
  01/01/2004 to 12/31/2004....................     1.179161       1.403980         1,235,141
  01/01/2005 to 12/31/2005....................     1.403980       1.582926         1,670,051
  01/01/2006 to 12/31/2006....................     1.582926       2.014435         1,956,424
  01/01/2007 to 12/31/2007....................     2.014435       1.967407         2,071,297
  01/01/2008 to 12/31/2008....................     1.967407       1.148527         1,598,579
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   147.677871     181.223037             4,374
  01/01/2008 to 12/31/2008....................   181.223037     103.701306            17,538
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.407936       0.490176            94,714
  01/01/2006 to 12/31/2006....................     0.490176       0.495826           200,531
  01/01/2007 to 12/31/2007....................     0.495826       0.544850           265,792
  01/01/2008 to 12/31/2008....................     0.544850       0.341075           472,844
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.423422       0.442180            32,719
  01/01/2005 to 04/30/2005....................     0.442180       0.403043                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.408221       0.491229         1,720,408
  01/01/2006 to 12/31/2006....................     0.491229       0.497254         1,596,002
  01/01/2007 to 12/31/2007....................     0.497254       0.547180         1,215,905
  01/01/2008 to 12/31/2008....................     0.547180       0.342388         1,055,287

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.574821       0.492742           112,128
  01/01/2002 to 12/31/2002....................     0.492742       0.345299         1,428,969
  01/01/2003 to 12/31/2003....................     0.345299       0.428230         1,722,848
  01/01/2004 to 12/31/2004....................     0.428230       0.442188         1,672,132
  01/01/2005 to 04/30/2005....................     0.442188       0.407063                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.189706       1.359497           392,318
  01/01/2005 to 12/31/2005....................     1.359497       1.577210           883,380
  01/01/2006 to 12/31/2006....................     1.577210       1.808635         1,050,578
  01/01/2007 to 12/31/2007....................     1.808635       1.963914         1,298,359
  01/01/2008 to 12/31/2008....................     1.963914       1.080322         1,269,393
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.261053       1.152377           239,674
  01/01/2002 to 12/31/2002....................     1.152377       0.936556         2,208,624
  01/01/2003 to 12/31/2003....................     0.936556       1.181769         3,422,333
  01/01/2004 to 12/31/2004....................     1.181769       1.375915         3,077,245
  01/01/2005 to 12/31/2005....................     1.375915       1.599161         2,685,807
  01/01/2006 to 12/31/2006....................     1.599161       1.834322         2,271,385
  01/01/2007 to 12/31/2007....................     1.834322       1.994261         1,961,979
  01/01/2008 to 12/31/2008....................     1.994261       1.097808         1,946,427
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.140016       0.967184           213,941
  01/01/2003 to 12/31/2003....................     0.967184       1.203982           814,656
  01/01/2004 to 12/31/2004....................     1.203982       1.358864           985,057
  01/01/2005 to 12/31/2005....................     1.358864       1.448735           958,798
  01/01/2006 to 12/31/2006....................     1.448735       1.639120           828,282
  01/01/2007 to 12/31/2007....................     1.639120       1.573194         1,032,533
  01/01/2008 to 12/31/2008....................     1.573194       0.957594         1,005,787
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951810       0.774950           212,536
  01/01/2002 to 12/31/2002....................     0.774950       0.528917           890,937
  01/01/2003 to 12/31/2003....................     0.528917       0.677876         1,542,446
  01/01/2004 to 12/31/2004....................     0.677876       0.725210         1,804,841
  01/01/2005 to 12/31/2005....................     0.725210       0.812651         1,758,953
  01/01/2006 to 12/31/2006....................     0.812651       0.787846         1,661,717
  01/01/2007 to 12/31/2007....................     0.787846       0.794843         1,285,456
  01/01/2008 to 12/31/2008....................     0.794843       0.477925         1,182,457
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.387302      10.067298            20,375
  01/01/2007 to 12/31/2007....................    10.067298       9.344941            25,021
  01/01/2008 to 12/31/2008....................     9.344941       4.184042            44,208

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.098614       1.130538           229,823
  01/01/2002 to 12/31/2002....................     1.130538       1.226269         1,687,331
  01/01/2003 to 12/31/2003....................     1.226269       1.250731         4,259,615
  01/01/2004 to 12/31/2004....................     1.250731       1.281348         4,947,365
  01/01/2005 to 12/31/2005....................     1.281348       1.287637         5,596,683
  01/01/2006 to 12/31/2006....................     1.287637       1.318858         5,467,050
  01/01/2007 to 12/31/2007....................     1.318858       1.387744         5,422,863
  01/01/2008 to 12/31/2008....................     1.387744       1.446177         4,833,928
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.353603       2.667795           142,465
  01/01/2005 to 12/31/2005....................     2.667795       2.807855           411,440
  01/01/2006 to 12/31/2006....................     2.807855       3.224486           701,160
  01/01/2007 to 12/31/2007....................     3.224486       3.550815           867,082
  01/01/2008 to 12/31/2008....................     3.550815       2.239960           888,968
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.383050       2.255570            52,241
  01/01/2002 to 12/31/2002....................     2.255570       1.743692           707,530
  01/01/2003 to 12/31/2003....................     1.743692       2.344473         1,480,073
  01/01/2004 to 12/31/2004....................     2.344473       2.687786         1,827,947
  01/01/2005 to 12/31/2005....................     2.687786       2.831410         1,644,032
  01/01/2006 to 12/31/2006....................     2.831410       3.254656         1,525,531
  01/01/2007 to 12/31/2007....................     3.254656       3.587439         1,517,743
  01/01/2008 to 12/31/2008....................     3.587439       2.265340         1,401,240
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.366705       1.374725            65,506
  01/01/2002 to 12/31/2002....................     1.374725       1.348510         1,037,918
  01/01/2003 to 12/31/2003....................     1.348510       1.585325         3,312,961
  01/01/2004 to 12/31/2004....................     1.585325       1.691740         4,095,184
  01/01/2005 to 12/31/2005....................     1.691740       1.694043         4,436,764
  01/01/2006 to 12/31/2006....................     1.694043       1.824281         4,640,375
  01/01/2007 to 12/31/2007....................     1.824281       1.917569         4,815,422
  01/01/2008 to 12/31/2008....................     1.917569       1.539851         3,818,036
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.122499       0.847818           145,764
  01/01/2003 to 12/31/2003....................     0.847818       1.161541           533,469
  01/01/2004 to 12/31/2004....................     1.161541       1.219636           685,966
  01/01/2005 to 12/31/2005....................     1.219636       1.302792           734,063
  01/01/2006 to 12/31/2006....................     1.302792       1.467668           675,061
  01/01/2007 to 12/31/2007....................     1.467668       1.608183           627,180
  01/01/2008 to 12/31/2008....................     1.608183       0.972099           586,321
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998521       7.989131             4,642
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.998521       6.602419             2,685
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998521       7.036064            20,715
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998521       6.571546             1,838

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998890      11.154317             2,882
  01/01/2006 to 12/31/2006....................    11.154317      12.728431           136,098
  01/01/2007 to 12/31/2007....................    12.728431      12.967317           132,254
  01/01/2008 to 12/31/2008....................    12.967317       7.618291            75,811
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998890      10.303196             3,072
  01/01/2006 to 12/31/2006....................    10.303196      10.865903            14,670
  01/01/2007 to 12/31/2007....................    10.865903      11.316619            19,347
  01/01/2008 to 12/31/2008....................    11.316619       9.558158           149,516
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998890      10.521194            10,357
  01/01/2006 to 12/31/2006....................    10.521194      11.358570            82,077
  01/01/2007 to 12/31/2007....................    11.358570      11.744567           255,838
  01/01/2008 to 12/31/2008....................    11.744567       9.084388           390,438
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.051488       1.030593            46,529
  01/01/2002 to 12/31/2002....................     1.030593       0.863149           722,105
  01/01/2003 to 12/31/2003....................     0.863149       1.145792         2,198,172
  01/01/2004 to 12/31/2004....................     1.145792       1.308088         2,709,058
  01/01/2005 to 12/31/2005....................     1.308088       1.445738         2,870,524
  01/01/2006 to 12/31/2006....................     1.445738       1.566559         2,955,137
  01/01/2007 to 12/31/2007....................     1.566559       1.661606         2,736,501
  01/01/2008 to 12/31/2008....................     1.661606       1.042919         2,809,961
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998890      10.752070           126,081
  01/01/2006 to 12/31/2006....................    10.752070      11.864211           499,022
  01/01/2007 to 12/31/2007....................    11.864211      12.212967         1,155,607
  01/01/2008 to 12/31/2008....................    12.212967       8.598785         1,585,046
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998890      10.978002           193,029
  01/01/2006 to 12/31/2006....................    10.978002      12.370963           971,283
  01/01/2007 to 12/31/2007....................    12.370963      12.674051         2,264,451
  01/01/2008 to 12/31/2008....................    12.674051       8.112800         2,941,275
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.807341       3.528018            64,482
  01/01/2002 to 12/31/2002....................     3.528018       2.696948           652,639
  01/01/2003 to 12/31/2003....................     2.696948       3.402424         1,619,258
  01/01/2004 to 12/31/2004....................     3.402424       3.701714         1,851,273
  01/01/2005 to 12/31/2005....................     3.701714       3.812026         1,876,561
  01/01/2006 to 12/31/2006....................     3.812026       4.332201         1,840,391
  01/01/2007 to 12/31/2007....................     4.332201       4.486409         1,686,547
  01/01/2008 to 12/31/2008....................     4.486409       2.776921         1,602,952
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.709722       8.549344            10,133
  01/01/2005 to 12/31/2005....................     8.549344       9.017183            15,676
  01/01/2006 to 04/30/2006....................     9.017183       9.425733            15,630

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.895771       0.830635           227,620
  01/01/2002 to 12/31/2002....................     0.830635       0.653612           852,130
  01/01/2003 to 12/31/2003....................     0.653612       0.783495         1,327,287
  01/01/2004 to 12/31/2004....................     0.783495       0.860136         1,876,224
  01/01/2005 to 12/31/2005....................     0.860136       0.909004         1,706,218
  01/01/2006 to 04/30/2006....................     0.909004       0.950499                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.977250       0.877224            59,840
  01/01/2002 to 12/31/2002....................     0.877224       0.655964           253,040
  01/01/2003 to 12/31/2003....................     0.655964       0.801952           407,327
  01/01/2004 to 04/30/2004....................     0.801952       0.816603           495,237
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.926780       0.848208           161,048
  01/01/2002 to 12/31/2002....................     0.848208       0.738078         1,165,514
  01/01/2003 to 12/31/2003....................     0.738078       0.961516         2,377,369
  01/01/2004 to 12/31/2004....................     0.961516       1.134133         2,677,862
  01/01/2005 to 12/31/2005....................     1.134133       1.302727         3,067,021
  01/01/2006 to 12/31/2006....................     1.302727       1.626729         3,493,691
  01/01/2007 to 12/31/2007....................     1.626729       1.818097         4,016,551
  01/01/2008 to 12/31/2008....................     1.818097       1.033762         5,131,117
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.707949       4.033161           891,992
  01/01/2005 to 12/31/2005....................     4.033161       4.092670         1,090,624
  01/01/2006 to 12/31/2006....................     4.092670       4.519799         1,090,122
  01/01/2007 to 12/31/2007....................     4.519799       4.642465           948,031
  01/01/2008 to 12/31/2008....................     4.642465       3.556487           831,250
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.216777       1.313504           679,014
  01/01/2005 to 12/31/2005....................     1.313504       1.274552         1,223,840
  01/01/2006 to 12/31/2006....................     1.274552       1.481821         1,594,820
  01/01/2007 to 12/31/2007....................     1.481821       1.402988         1,740,041
  01/01/2008 to 12/31/2008....................     1.402988       0.917627         1,795,866
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.186098       0.973172           648,931
  01/01/2003 to 12/31/2003....................     0.973172       1.203420         2,333,920
  01/01/2004 to 12/31/2004....................     1.203420       1.321289         2,689,824
  01/01/2005 to 12/31/2005....................     1.321289       1.283513         2,454,270
  01/01/2006 to 12/31/2006....................     1.283513       1.493439         2,168,763
  01/01/2007 to 12/31/2007....................     1.493439       1.415424         2,219,650
  01/01/2008 to 12/31/2008....................     1.415424       0.927047         2,065,879
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.504179       1.477444            45,831
  01/01/2002 to 12/31/2002....................     1.477444       1.257572           858,351
  01/01/2003 to 12/31/2003....................     1.257572       1.484283         1,751,585
  01/01/2004 to 04/30/2004....................     1.484283       1.471564         2,020,425

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.945862       0.852843            67,835
  01/01/2002 to 12/31/2002....................     0.852843       0.700383         1,081,587
  01/01/2003 to 12/31/2003....................     0.700383       0.948053         2,542,236
  01/01/2004 to 12/31/2004....................     0.948053       1.115559         3,433,665
  01/01/2005 to 12/31/2005....................     1.115559       1.242979         3,570,990
  01/01/2006 to 12/31/2006....................     1.242979       1.538418         3,451,194
  01/01/2007 to 12/31/2007....................     1.538418       1.677344         3,239,163
  01/01/2008 to 12/31/2008....................     1.677344       0.956470         3,295,162
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.552941       1.503129            34,558
  01/01/2002 to 12/31/2002....................     1.503129       1.335969           361,709
  01/01/2003 to 12/31/2003....................     1.335969       1.794722         1,093,194
  01/01/2004 to 12/31/2004....................     1.794722       2.171830         2,103,590
  01/01/2005 to 12/31/2005....................     2.171830       2.398373         2,806,108
  01/01/2006 to 12/31/2006....................     2.398373       2.631265         3,350,874
  01/01/2007 to 12/31/2007....................     2.631265       2.678622         3,583,350
  01/01/2008 to 12/31/2008....................     2.678622       1.387961         3,580,080
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.964511       8.650849            19,326
  01/01/2006 to 12/31/2006....................     8.650849       9.185190            47,132
  01/01/2007 to 12/31/2007....................     9.185190      10.356153            61,095
  01/01/2008 to 12/31/2008....................    10.356153       5.523224            78,496
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.798623      14.768490             5,741
  01/01/2005 to 12/31/2005....................    14.768490      16.899352            30,573
  01/01/2006 to 12/31/2006....................    16.899352      19.399664            51,265
  01/01/2007 to 12/31/2007....................    19.399664      20.336533            63,694
  01/01/2008 to 12/31/2008....................    20.336533      11.925811            65,761
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    11.011996      11.123317            15,802
  01/01/2007 to 12/31/2007....................    11.123317      12.158272            75,524
  01/01/2008 to 12/31/2008....................    12.158272      11.168445           358,149
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.007769       1.054194           654,487
  01/01/2002 to 12/31/2002....................     1.054194       1.136725         7,591,886
  01/01/2003 to 12/31/2003....................     1.136725       1.169775        15,537,661
  01/01/2004 to 12/31/2004....................     1.169775       1.211528        18,151,277
  01/01/2005 to 12/31/2005....................     1.211528       1.222193        19,870,194
  01/01/2006 to 12/31/2006....................     1.222193       1.260325        20,087,566
  01/01/2007 to 12/31/2007....................     1.260325       1.337388        18,461,477
  01/01/2008 to 12/31/2008....................     1.337388       1.324814        16,166,800
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.758038       0.609663            58,620
  01/01/2002 to 12/31/2002....................     0.609663       0.296343           684,856
  01/01/2003 to 12/31/2003....................     0.296343       0.460690         2,171,669
  01/01/2004 to 12/31/2004....................     0.460690       0.434898         2,948,050
  01/01/2005 to 12/31/2005....................     0.434898       0.476348         2,805,676
  01/01/2006 to 12/31/2006....................     0.476348       0.495105         2,703,866
  01/01/2007 to 12/31/2007....................     0.495105       0.642405         3,593,986
  01/01/2008 to 12/31/2008....................     0.642405       0.352044         4,286,555

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.219826       1.186373            69,714
  01/01/2002 to 12/31/2002....................     1.186373       0.929131           980,925
  01/01/2003 to 12/31/2003....................     0.929131       1.335715         2,248,054
  01/01/2004 to 12/31/2004....................     1.335715       1.547082         2,975,158
  01/01/2005 to 12/31/2005....................     1.547082       1.592035         3,253,959
  01/01/2006 to 12/31/2006....................     1.592035       1.846888         3,394,157
  01/01/2007 to 12/31/2007....................     1.846888       1.790932         2,975,367
  01/01/2008 to 12/31/2008....................     1.790932       1.171923         2,745,422
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.516543      11.167932                 0
  01/01/2007 to 12/31/2007....................    11.167932      11.612202               962
  01/01/2008 to 12/31/2008....................    11.612202       8.585168             6,088
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.707472      11.422896             1,746
  01/01/2007 to 12/31/2007....................    11.422896      11.902093             4,520
  01/01/2008 to 12/31/2008....................    11.902093       7.870894             5,925
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.119764       1.213800           371,795
  01/01/2005 to 12/31/2005....................     1.213800       1.273345         1,150,111
  01/01/2006 to 12/31/2006....................     1.273345       1.418156         1,563,773
  01/01/2007 to 12/31/2007....................     1.418156       1.527073         1,899,276
  01/01/2008 to 12/31/2008....................     1.527073       0.873754         1,970,850
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.931134       0.824088           228,099
  01/01/2002 to 12/31/2002....................     0.824088       0.454985         1,350,231
  01/01/2003 to 12/31/2003....................     0.454985       0.613351         2,740,053
  01/01/2004 to 12/31/2004....................     0.613351       0.712958         4,790,384
  01/01/2005 to 12/31/2005....................     0.712958       0.806313         6,160,745
  01/01/2006 to 12/31/2006....................     0.806313       0.844567         7,011,334
  01/01/2007 to 12/31/2007....................     0.844567       0.980138         7,209,883
  01/01/2008 to 12/31/2008....................     0.980138       0.582597         6,939,264
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.242603       1.325197            59,871
  01/01/2005 to 12/31/2005....................     1.325197       1.447577           267,157
  01/01/2006 to 12/31/2006....................     1.447577       1.480039           517,577
  01/01/2007 to 12/31/2007....................     1.480039       1.599275           669,674
  01/01/2008 to 12/31/2008....................     1.599275       1.004753           714,896
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.874647       1.988034           432,154
  01/01/2005 to 12/31/2005....................     1.988034       2.011696         1,533,843
  01/01/2006 to 12/31/2006....................     2.011696       2.080563         2,034,695
  01/01/2007 to 12/31/2007....................     2.080563       2.128538         2,554,305
  01/01/2008 to 12/31/2008....................     2.128538       1.780246         2,167,094

                                                          1.35% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.558017       1.594464           179,069
  01/01/2002 to 12/31/2002....................     1.594464       1.720371         1,763,673
  01/01/2003 to 12/31/2003....................     1.720371       1.909409         3,667,562
  01/01/2004 to 12/31/2004....................     1.909409       2.005745         4,330,695
  01/01/2005 to 12/31/2005....................     2.005745       2.031803         4,385,668
  01/01/2006 to 12/31/2006....................     2.031803       2.101953         3,964,043
  01/01/2007 to 12/31/2007....................     2.101953       2.154249         3,927,738
  01/01/2008 to 12/31/2008....................     2.154249       1.804068         2,783,730
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.549486       1.586955           461,685
  01/01/2005 to 12/31/2005....................     1.586955       1.587510         1,337,696
  01/01/2006 to 12/31/2006....................     1.587510       1.627597         1,955,732
  01/01/2007 to 12/31/2007....................     1.627597       1.670419         2,204,360
  01/01/2008 to 12/31/2008....................     1.670419       1.639189         1,706,447
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.439254       1.482873           406,922
  01/01/2002 to 12/31/2002....................     1.482873       1.574516         3,752,623
  01/01/2003 to 12/31/2003....................     1.574516       1.577453         5,859,702
  01/01/2004 to 12/31/2004....................     1.577453       1.599901         5,492,094
  01/01/2005 to 12/31/2005....................     1.599901       1.603439         5,566,349
  01/01/2006 to 12/31/2006....................     1.603439       1.644880         5,050,463
  01/01/2007 to 12/31/2007....................     1.644880       1.689764         4,233,768
  01/01/2008 to 12/31/2008....................     1.689764       1.659908         3,477,432






                                                           1.60% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    14.560847      15.263925            60,295
  01/01/2007 to 12/31/2007.....................    15.263925      15.520311           185,366
  01/01/2008 to 12/31/2008.....................    15.520311      13.845482           152,090
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.458585       1.345052           130,815
  01/01/2002 to 12/31/2002.....................     1.345052       1.071482           961,486
  01/01/2003 to 12/31/2003.....................     1.071482       1.618945         1,641,739
  01/01/2004 to 12/31/2004.....................     1.618945       1.925863         2,958,867
  01/01/2005 to 12/31/2005.....................     1.925863       2.375903         3,696,633
  01/01/2006 to 12/31/2006.....................     2.375903       2.900742         4,692,653
  01/01/2007 to 12/31/2007.....................     2.900742       3.466117         4,940,653
  01/01/2008 to 12/31/2008.....................     3.466117       1.585305         5,195,834

                                                           1.60% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    12.540653      11.078671            95,874
  01/01/2002 to 12/31/2002.....................    11.078671       8.236410           893,722
  01/01/2003 to 12/31/2003.....................     8.236410      11.089325         1,811,737
  01/01/2004 to 12/31/2004.....................    11.089325      12.276627         2,524,388
  01/01/2005 to 12/31/2005.....................    12.276627      14.038670         2,807,059
  01/01/2006 to 12/31/2006.....................    14.038670      15.228136         2,948,975
  01/01/2007 to 12/31/2007.....................    15.228136      16.835562         2,865,929
  01/01/2008 to 12/31/2008.....................    16.835562       9.282386         2,820,296
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     8.498265       8.240238           126,008
  01/01/2002 to 12/31/2002.....................     8.240238       6.621767         1,040,860
  01/01/2003 to 12/31/2003.....................     6.621767       8.629898         2,297,752
  01/01/2004 to 12/31/2004.....................     8.629898       9.373627         3,012,257
  01/01/2005 to 12/31/2005.....................     9.373627       9.763296         3,200,295
  01/01/2006 to 12/31/2006.....................     9.763296      11.069576         3,206,145
  01/01/2007 to 12/31/2007.....................    11.069576      11.442242         3,001,823
  01/01/2008 to 12/31/2008.....................    11.442242       6.998153         2,903,088






                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.008465       7.011667            19,218
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.998466       6.359814            91,557
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.018465       7.685380             5,832
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    33.567147      37.215656               753
  01/01/2005 to 12/31/2005....................    37.215656      40.528355               450
  01/01/2006 to 12/31/2006....................    40.528355      42.551290             1,071
  01/01/2007 to 12/31/2007....................    42.551290      50.447102             3,075
  01/01/2008 to 12/31/2008....................    50.447102      26.941035             2,360
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.794455       3.931554            41,262
  01/01/2002 to 12/31/2002....................     3.931554       4.193573           201,281
  01/01/2003 to 12/31/2003....................     4.193573       4.366140           409,883
  01/01/2004 to 12/31/2004....................     4.366140       4.484905           401,399
  01/01/2005 to 12/31/2005....................     4.484905       4.518013           409,436
  01/01/2006 to 12/31/2006....................     4.518013       4.639690           421,577
  01/01/2007 to 12/31/2007....................     4.639690       4.850355           386,027
  01/01/2008 to 12/31/2008....................     4.850355       4.607455           309,883
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    35.331647      38.120554                 0
  01/01/2005 to 12/31/2005....................    38.120554      38.651758                 0
  01/01/2006 to 12/31/2006....................    38.651758      42.021096                 0
  01/01/2007 to 12/31/2007....................    42.021096      43.761019                 0
  01/01/2008 to 12/31/2008....................    43.761019      32.378238               245

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     7.810216       7.877257            15,635
  01/01/2008 to 12/31/2008....................     7.877257       4.869552            21,695
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     7.079287       6.466098             1,703
  01/01/2002 to 12/31/2002....................     6.466098       4.700289             9,125
  01/01/2003 to 12/31/2003....................     4.700289       6.021138            15,301
  01/01/2004 to 12/31/2004....................     6.021138       6.566431            14,227
  01/01/2005 to 12/31/2005....................     6.566431       6.690165            11,944
  01/01/2006 to 12/31/2006....................     6.690165       7.510073            10,760
  01/01/2007 to 04/27/2007....................     7.510073       7.876043                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.069130       1.179446             3,456
  01/01/2005 to 12/31/2005....................     1.179446       1.227729            34,305
  01/01/2006 to 12/31/2006....................     1.227729       1.442300           138,796
  01/01/2007 to 12/31/2007....................     1.442300       1.466642           297,563
  01/01/2008 to 12/31/2008....................     1.466642       0.938443           357,829
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.792413             3,190
  01/01/2003 to 12/31/2003....................     0.792413       1.058109            36,493
  01/01/2004 to 12/31/2004....................     1.058109       1.182350           100,985
  01/01/2005 to 12/31/2005....................     1.182350       1.232309            98,023
  01/01/2006 to 12/31/2006....................     1.232309       1.448594           133,565
  01/01/2007 to 12/31/2007....................     1.448594       1.475082           248,098
  01/01/2008 to 12/31/2008....................     1.475082       0.944871           239,650
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.319442       2.541513                 0
  01/01/2005 to 12/31/2005....................     2.541513       2.675538            18,910
  01/01/2006 to 12/31/2006....................     2.675538       2.740956            26,641
  01/01/2007 to 12/31/2007....................     2.740956       3.200807            25,247
  01/01/2008 to 12/31/2008....................     3.200807       1.998105           145,452
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.989036       2.730133            15,331
  01/01/2002 to 12/31/2002....................     2.730133       1.797334           103,979
  01/01/2003 to 12/31/2003....................     1.797334       2.391051           137,582
  01/01/2004 to 12/31/2004....................     2.391051       2.560650           114,456
  01/01/2005 to 12/31/2005....................     2.560650       2.698157           100,587
  01/01/2006 to 12/31/2006....................     2.698157       2.767117            96,204
  01/01/2007 to 12/31/2007....................     2.767117       3.234382           101,348
  01/01/2008 to 12/31/2008....................     3.234382       2.021068            93,342
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.215646       2.228040            22,885
  01/01/2002 to 12/31/2002....................     2.228040       2.222654           117,801
  01/01/2003 to 12/31/2003....................     2.222654       2.203913           356,634
  01/01/2004 to 12/31/2004....................     2.203913       2.189142           363,839
  01/01/2005 to 12/31/2005....................     2.189142       2.215709           421,731
  01/01/2006 to 12/31/2006....................     2.215709       2.284429           573,318
  01/01/2007 to 12/31/2007....................     2.284429       2.360945           577,599
  01/01/2008 to 12/31/2008....................     2.360945       2.388543           745,139

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.611130       1.812573             8,779
  01/01/2005 to 12/31/2005....................     1.812573       1.857330            63,127
  01/01/2006 to 12/31/2006....................     1.857330       2.132735           113,157
  01/01/2007 to 12/31/2007....................     2.132735       2.025294           132,045
  01/01/2008 to 12/31/2008....................     2.025294       1.227079           142,298
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.428743       1.398010            79,337
  01/01/2002 to 12/31/2002....................     1.398010       1.082359           549,921
  01/01/2003 to 12/31/2003....................     1.082359       1.600054           897,467
  01/01/2004 to 12/31/2004....................     1.600054       1.817044           991,746
  01/01/2005 to 12/31/2005....................     1.817044       1.862746           901,998
  01/01/2006 to 12/31/2006....................     1.862746       2.142613           731,159
  01/01/2007 to 12/31/2007....................     2.142613       2.037091           577,630
  01/01/2008 to 12/31/2008....................     2.037091       1.235320           518,871
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998849      12.833645             6,184
  01/01/2005 to 12/31/2005....................    12.833645      14.337160            20,833
  01/01/2006 to 12/31/2006....................    14.337160      19.451786            37,355
  01/01/2007 to 12/31/2007....................    19.451786      16.301648            47,371
  01/01/2008 to 12/31/2008....................    16.301648       9.375546            48,703
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.857108       3.075004            34,314
  01/01/2005 to 12/31/2005....................     3.075004       3.335478           118,287
  01/01/2006 to 12/31/2006....................     3.335478       3.760265           212,178
  01/01/2007 to 12/31/2007....................     3.760265       3.868756           272,418
  01/01/2008 to 12/31/2008....................     3.868756       2.307194           323,345
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.787793       2.644925            76,898
  01/01/2002 to 12/31/2002....................     2.644925       2.176472           330,044
  01/01/2003 to 12/31/2003....................     2.176472       2.805879           581,668
  01/01/2004 to 12/31/2004....................     2.805879       3.102700           608,869
  01/01/2005 to 12/31/2005....................     3.102700       3.369815           565,916
  01/01/2006 to 12/31/2006....................     3.369815       3.801805           536,517
  01/01/2007 to 12/31/2007....................     3.801805       3.914808           482,090
  01/01/2008 to 12/31/2008....................     3.914808       2.337053           408,908
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    17.091180      17.290064                 0
  01/01/2007 to 12/31/2007....................    17.290064      17.683059                 0
  01/01/2008 to 12/31/2008....................    17.683059       9.598675                 0
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.810370            17,439
  01/01/2003 to 12/31/2003....................     0.810370       1.135448           115,232
  01/01/2004 to 04/30/2004....................     1.135448       1.125169           208,801

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.878947       1.548648            10,059
  01/01/2002 to 12/31/2002....................     1.548648       1.081589            82,679
  01/01/2003 to 12/31/2003....................     1.081589       1.432146           106,543
  01/01/2004 to 12/31/2004....................     1.432146       1.649816           246,945
  01/01/2005 to 12/31/2005....................     1.649816       1.735349           227,738
  01/01/2006 to 12/31/2006....................     1.735349       1.909085           131,234
  01/01/2007 to 12/31/2007....................     1.909085       2.035078           150,995
  01/01/2008 to 12/31/2008....................     2.035078       0.894338           183,585
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.301239       2.595745                 0
  01/01/2005 to 12/31/2005....................     2.595745       2.826776            34,217
  01/01/2006 to 12/31/2006....................     2.826776       3.112621            63,743
  01/01/2007 to 12/31/2007....................     3.112621       3.190028            61,523
  01/01/2008 to 12/31/2008....................     3.190028       1.915590            63,822
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.599120       2.359679             9,164
  01/01/2002 to 12/31/2002....................     2.359679       1.871658            81,051
  01/01/2003 to 12/31/2003....................     1.871658       2.339210           109,289
  01/01/2004 to 12/31/2004....................     2.339210       2.619432            89,857
  01/01/2005 to 12/31/2005....................     2.619432       2.855064            85,793
  01/01/2006 to 12/31/2006....................     2.855064       3.146810            82,617
  01/01/2007 to 12/31/2007....................     3.146810       3.228235            68,660
  01/01/2008 to 12/31/2008....................     3.228235       1.940725            78,096
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.953723       0.879717             1,538
  01/01/2002 to 12/31/2002....................     0.879717       0.624228           120,614
  01/01/2003 to 12/31/2003....................     0.624228       0.890113           234,024
  01/01/2004 to 12/31/2004....................     0.890113       0.975547           244,173
  01/01/2005 to 12/31/2005....................     0.975547       1.004265           242,653
  01/01/2006 to 12/31/2006....................     1.004265       1.086600           217,401
  01/01/2007 to 12/31/2007....................     1.086600       1.117644           136,272
  01/01/2008 to 12/31/2008....................     1.117644       0.646802           128,110
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     3.012237       3.268696             4,827
  01/01/2005 to 12/31/2005....................     3.268696       3.536291            30,229
  01/01/2006 to 12/31/2006....................     3.536291       3.911773            37,528
  01/01/2007 to 12/31/2007....................     3.911773       3.584202            35,591
  01/01/2008 to 12/31/2008....................     3.584202       1.903762            28,972
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.508301       2.627971            57,009
  01/01/2002 to 12/31/2002....................     2.627971       2.358576           407,484
  01/01/2003 to 12/31/2003....................     2.358576       3.080534           657,276
  01/01/2004 to 12/31/2004....................     3.080534       3.334420           707,314
  01/01/2005 to 12/31/2005....................     3.334420       3.610866           598,855
  01/01/2006 to 12/31/2006....................     3.610866       3.998276           552,747
  01/01/2007 to 12/31/2007....................     3.998276       3.667119           449,971
  01/01/2008 to 12/31/2008....................     3.667119       1.949737           442,161

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.875120       1.175443           122,050
  01/01/2004 to 12/31/2004....................     1.175443       1.396950           197,750
  01/01/2005 to 12/31/2005....................     1.396950       1.573705           233,162
  01/01/2006 to 12/31/2006....................     1.573705       1.999585           366,639
  01/01/2007 to 12/31/2007....................     1.999585       1.949581           414,453
  01/01/2008 to 12/31/2008....................     1.949581       1.136429           374,444
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.059613       0.883783                 0
  01/01/2003 to 12/31/2003....................     0.883783       1.177842            74,852
  01/01/2004 to 12/31/2004....................     1.177842       1.401707           103,024
  01/01/2005 to 12/31/2005....................     1.401707       1.579576           188,989
  01/01/2006 to 12/31/2006....................     1.579576       2.009171           240,232
  01/01/2007 to 12/31/2007....................     2.009171       1.961279           251,549
  01/01/2008 to 12/31/2008....................     1.961279       1.144374           136,566
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   145.834124     178.900463               182
  01/01/2008 to 12/31/2008....................   178.900463     102.320777             4,205
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.406915       0.488787            43,670
  01/01/2006 to 12/31/2006....................     0.488787       0.494175            58,320
  01/01/2007 to 12/31/2007....................     0.494175       0.542763            56,758
  01/01/2008 to 12/31/2008....................     0.542763       0.339598           116,581
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.422573       0.441147                 0
  01/01/2005 to 04/30/2005....................     0.441147       0.402036                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.407190       0.489826           338,185
  01/01/2006 to 12/31/2006....................     0.489826       0.495587           400,385
  01/01/2007 to 12/31/2007....................     0.495587       0.545072           321,013
  01/01/2008 to 12/31/2008....................     0.545072       0.340897           223,028
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.574484       0.492330             8,715
  01/01/2002 to 12/31/2002....................     0.492330       0.344836            92,649
  01/01/2003 to 12/31/2003....................     0.344836       0.427435           425,315
  01/01/2004 to 12/31/2004....................     0.427435       0.441146           407,120
  01/01/2005 to 04/30/2005....................     0.441146       0.406037                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.181986       1.350228            54,651
  01/01/2005 to 12/31/2005....................     1.350228       1.565675           195,256
  01/01/2006 to 12/31/2006....................     1.565675       1.794512           447,790
  01/01/2007 to 12/31/2007....................     1.794512       1.947600           607,200
  01/01/2008 to 12/31/2008....................     1.947600       1.070810           460,819

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.254650       1.146238            84,642
  01/01/2002 to 12/31/2002....................     1.146238       0.931094           191,102
  01/01/2003 to 12/31/2003....................     0.931094       1.174289           386,520
  01/01/2004 to 12/31/2004....................     1.174289       1.366522           352,767
  01/01/2005 to 12/31/2005....................     1.366522       1.587452           299,674
  01/01/2006 to 12/31/2006....................     1.587452       1.819983           248,957
  01/01/2007 to 12/31/2007....................     1.819983       1.977677           229,090
  01/01/2008 to 12/31/2008....................     1.977677       1.088132           231,639
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.139697       0.966597             6,516
  01/01/2003 to 12/31/2003....................     0.966597       1.202647            88,459
  01/01/2004 to 12/31/2004....................     1.202647       1.356678           186,066
  01/01/2005 to 12/31/2005....................     1.356678       1.445684           232,057
  01/01/2006 to 12/31/2006....................     1.445684       1.634852           271,026
  01/01/2007 to 12/31/2007....................     1.634852       1.568309           310,533
  01/01/2008 to 12/31/2008....................     1.568309       0.954140           338,551
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951729       0.774690            20,766
  01/01/2002 to 12/31/2002....................     0.774690       0.528474           217,421
  01/01/2003 to 12/31/2003....................     0.528474       0.676985           261,235
  01/01/2004 to 12/31/2004....................     0.676985       0.723893           202,516
  01/01/2005 to 12/31/2005....................     0.723893       0.810771           227,709
  01/01/2006 to 12/31/2006....................     0.810771       0.785631           337,356
  01/01/2007 to 12/31/2007....................     0.785631       0.792211           272,665
  01/01/2008 to 12/31/2008....................     0.792211       0.476103           235,329
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.354456      10.028747             1,748
  01/01/2007 to 12/31/2007....................    10.028747       9.304475             1,730
  01/01/2008 to 12/31/2008....................     9.304475       4.163826             1,965
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.097162       1.128756             9,922
  01/01/2002 to 12/31/2002....................     1.128756       1.223720           112,812
  01/01/2003 to 12/31/2003....................     1.223720       1.247509           707,358
  01/01/2004 to 12/31/2004....................     1.247509       1.277406           779,958
  01/01/2005 to 12/31/2005....................     1.277406       1.283036           827,998
  01/01/2006 to 12/31/2006....................     1.283036       1.313490           846,664
  01/01/2007 to 12/31/2007....................     1.313490       1.381401           831,517
  01/01/2008 to 12/31/2008....................     1.381401       1.438845           599,719
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.341850       2.653593               200
  01/01/2005 to 12/31/2005....................     2.653593       2.791516             4,492
  01/01/2006 to 12/31/2006....................     2.791516       3.204124            12,561
  01/01/2007 to 12/31/2007....................     3.204124       3.526618            23,416
  01/01/2008 to 12/31/2008....................     3.526618       2.223577            22,661

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.374519       2.246929             5,907
  01/01/2002 to 12/31/2002....................     2.246929       1.736142            36,115
  01/01/2003 to 12/31/2003....................     1.736142       2.333159           109,120
  01/01/2004 to 12/31/2004....................     2.333159       2.673476           143,530
  01/01/2005 to 12/31/2005....................     2.673476       2.814931           130,911
  01/01/2006 to 12/31/2006....................     2.814931       3.234101           140,459
  01/01/2007 to 12/31/2007....................     3.234101       3.562990           125,445
  01/01/2008 to 12/31/2008....................     3.562990       2.248771           123,288
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.363175       1.370828                 0
  01/01/2002 to 12/31/2002....................     1.370828       1.344021            98,324
  01/01/2003 to 12/31/2003....................     1.344021       1.579261           282,645
  01/01/2004 to 12/31/2004....................     1.579261       1.684424           348,733
  01/01/2005 to 12/31/2005....................     1.684424       1.685876           470,290
  01/01/2006 to 12/31/2006....................     1.685876       1.814581           590,691
  01/01/2007 to 12/31/2007....................     1.814581       1.906414           699,149
  01/01/2008 to 12/31/2008....................     1.906414       1.530125           596,819
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.122185       0.847289            34,333
  01/01/2003 to 12/31/2003....................     0.847289       1.160234           233,535
  01/01/2004 to 12/31/2004....................     1.160234       1.217653           303,779
  01/01/2005 to 12/31/2005....................     1.217653       1.300025           229,385
  01/01/2006 to 12/31/2006....................     1.300025       1.463820           186,633
  01/01/2007 to 12/31/2007....................     1.463820       1.603161           191,311
  01/01/2008 to 12/31/2008....................     1.603161       0.968576           242,902
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998466       7.986381             2,864
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.998466       6.600141                 0
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998466       7.033638                74
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998466       6.569280                 0
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998849      11.150576                 0
  01/01/2006 to 12/31/2006....................    11.150576      12.717820                 0
  01/01/2007 to 12/31/2007....................    12.717820      12.949992                 0
  01/01/2008 to 12/31/2008....................    12.949992       7.604288             1,679
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998849      10.299739                 0
  01/01/2006 to 12/31/2006....................    10.299739      10.856842                 0
  01/01/2007 to 12/31/2007....................    10.856842      11.301500            26,059
  01/01/2008 to 12/31/2008....................    11.301500       9.540600            25,997
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998849      10.517665                 0
  01/01/2006 to 12/31/2006....................    10.517665      11.349099             8,608
  01/01/2007 to 12/31/2007....................    11.349099      11.728876            32,332
  01/01/2008 to 12/31/2008....................    11.728876       9.067698            71,170

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.050967       1.029828           223,464
  01/01/2002 to 12/31/2002....................     1.029828       0.862076           183,553
  01/01/2003 to 12/31/2003....................     0.862076       1.143803           551,005
  01/01/2004 to 12/31/2004....................     1.143803       1.305163           570,838
  01/01/2005 to 12/31/2005....................     1.305163       1.441786           528,167
  01/01/2006 to 12/31/2006....................     1.441786       1.561498           483,920
  01/01/2007 to 12/31/2007....................     1.561498       1.655406           416,568
  01/01/2008 to 12/31/2008....................     1.655406       1.038505           409,548
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998849      10.748464             9,839
  01/01/2006 to 12/31/2006....................    10.748464      11.854319            62,999
  01/01/2007 to 12/31/2007....................    11.854319      12.196651           152,777
  01/01/2008 to 12/31/2008....................    12.196651       8.582985           288,685
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998849      10.974321            21,756
  01/01/2006 to 12/31/2006....................    10.974321      12.360650            41,772
  01/01/2007 to 12/31/2007....................    12.360650      12.657119           296,402
  01/01/2008 to 12/31/2008....................    12.657119       8.097891           521,985
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.786132       3.507490            17,785
  01/01/2002 to 12/31/2002....................     3.507490       2.679909           114,121
  01/01/2003 to 12/31/2003....................     2.679909       3.379242           204,578
  01/01/2004 to 12/31/2004....................     3.379242       3.674651           314,160
  01/01/2005 to 12/31/2005....................     3.674651       3.782271           309,333
  01/01/2006 to 12/31/2006....................     3.782271       4.296243           228,164
  01/01/2007 to 12/31/2007....................     4.296243       4.446934           212,450
  01/01/2008 to 12/31/2008....................     4.446934       2.751104           197,073
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.690409       8.525102                 0
  01/01/2005 to 12/31/2005....................     8.525102       8.987133             1,122
  01/01/2006 to 04/30/2006....................     8.987133       9.392804             1,731
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.894797       0.829520            11,890
  01/01/2002 to 12/31/2002....................     0.829520       0.652409           116,329
  01/01/2003 to 12/31/2003....................     0.652409       0.781667           134,035
  01/01/2004 to 12/31/2004....................     0.781667       0.857699           164,171
  01/01/2005 to 12/31/2005....................     0.857699       0.905976           112,277
  01/01/2006 to 04/30/2006....................     0.905976       0.947180                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.976187       0.876044               857
  01/01/2002 to 12/31/2002....................     0.876044       0.654750            11,992
  01/01/2003 to 12/31/2003....................     0.654750       0.800071            33,231
  01/01/2004 to 04/30/2004....................     0.800071       0.814554            33,430

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.926602       0.847843             8,799
  01/01/2002 to 12/31/2002....................     0.847843       0.737386           106,045
  01/01/2003 to 12/31/2003....................     0.737386       0.960144           220,241
  01/01/2004 to 12/31/2004....................     0.960144       1.131947           197,420
  01/01/2005 to 12/31/2005....................     1.131947       1.299569           277,267
  01/01/2006 to 12/31/2006....................     1.299569       1.621977           249,381
  01/01/2007 to 12/31/2007....................     1.621977       1.811874           443,370
  01/01/2008 to 12/31/2008....................     1.811874       1.029706           847,169
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.676530       3.997661           224,054
  01/01/2005 to 12/31/2005....................     3.997661       4.054624           216,474
  01/01/2006 to 12/31/2006....................     4.054624       4.475551           210,592
  01/01/2007 to 12/31/2007....................     4.475551       4.594705           173,843
  01/01/2008 to 12/31/2008....................     4.594705       3.518132           163,932
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.213445       1.309472            23,210
  01/01/2005 to 12/31/2005....................     1.309472       1.270007           151,389
  01/01/2006 to 12/31/2006....................     1.270007       1.475801           253,620
  01/01/2007 to 12/31/2007....................     1.475801       1.396585           321,559
  01/01/2008 to 12/31/2008....................     1.396585       0.912980           310,590
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.184038       0.971161           105,515
  01/01/2003 to 12/31/2003....................     0.971161       1.200335           643,424
  01/01/2004 to 12/31/2004....................     1.200335       1.317242           735,390
  01/01/2005 to 12/31/2005....................     1.317242       1.278943           676,579
  01/01/2006 to 12/31/2006....................     1.278943       1.487381           558,311
  01/01/2007 to 12/31/2007....................     1.487381       1.408973           439,731
  01/01/2008 to 12/31/2008....................     1.408973       0.922359           304,667
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.499169       1.472163                 0
  01/01/2002 to 12/31/2002....................     1.472163       1.252454           146,985
  01/01/2003 to 12/31/2003....................     1.252454       1.477500           590,860
  01/01/2004 to 04/30/2004....................     1.477500       1.464598           646,784
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.944611       0.851503            21,894
  01/01/2002 to 12/31/2002....................     0.851503       0.698933           299,954
  01/01/2003 to 12/31/2003....................     0.698933       0.945612           422,833
  01/01/2004 to 12/31/2004....................     0.945612       1.112130           521,668
  01/01/2005 to 12/31/2005....................     1.112130       1.238540           487,200
  01/01/2006 to 12/31/2006....................     1.238540       1.532160           485,009
  01/01/2007 to 12/31/2007....................     1.532160       1.669681           491,618
  01/01/2008 to 12/31/2008....................     1.669681       0.951622           478,991

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.550889       1.500772             9,241
  01/01/2002 to 12/31/2002....................     1.500772       1.333202           170,229
  01/01/2003 to 12/31/2003....................     1.333202       1.790103           263,931
  01/01/2004 to 12/31/2004....................     1.790103       2.165156           276,099
  01/01/2005 to 12/31/2005....................     2.165156       2.389812           330,618
  01/01/2006 to 12/31/2006....................     2.389812       2.620566           384,349
  01/01/2007 to 12/31/2007....................     2.620566       2.666388           391,653
  01/01/2008 to 12/31/2008....................     2.666388       1.380927           455,733
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.947721       8.629752             1,161
  01/01/2006 to 12/31/2006....................     8.629752       9.158221             1,997
  01/01/2007 to 12/31/2007....................     9.158221      10.320556             3,213
  01/01/2008 to 12/31/2008....................    10.320556       5.501470            46,562
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.752805      14.710742                72
  01/01/2005 to 12/31/2005....................    14.710742      16.824885               772
  01/01/2006 to 12/31/2006....................    16.824885      19.304552             1,225
  01/01/2007 to 12/31/2007....................    19.304552      20.226655             3,153
  01/01/2008 to 12/31/2008....................    20.226655      11.855415             4,451
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.995472      11.102944            14,025
  01/01/2007 to 12/31/2007....................    11.102944      12.129906             4,190
  01/01/2008 to 12/31/2008....................    12.129906      11.136801            33,963
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.007576       1.053729           194,398
  01/01/2002 to 12/31/2002....................     1.053729       1.135650         1,187,935
  01/01/2003 to 12/31/2003....................     1.135650       1.168086         2,538,171
  01/01/2004 to 12/31/2004....................     1.168086       1.209173         2,548,866
  01/01/2005 to 12/31/2005....................     1.209173       1.219208         2,424,090
  01/01/2006 to 12/31/2006....................     1.219208       1.256621         2,344,020
  01/01/2007 to 12/31/2007....................     1.256621       1.332788         2,085,818
  01/01/2008 to 12/31/2008....................     1.332788       1.319595         1,715,001
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.757892       0.609392             3,655
  01/01/2002 to 12/31/2002....................     0.609392       0.296061            37,645
  01/01/2003 to 12/31/2003....................     0.296061       0.460017           167,704
  01/01/2004 to 12/31/2004....................     0.460017       0.434044           283,676
  01/01/2005 to 12/31/2005....................     0.434044       0.475176           264,985
  01/01/2006 to 12/31/2006....................     0.475176       0.493640           270,613
  01/01/2007 to 12/31/2007....................     0.493640       0.640183           355,966
  01/01/2008 to 12/31/2008....................     0.640183       0.350649           371,938
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.218212       1.184509             9,068
  01/01/2002 to 12/31/2002....................     1.184509       0.927217            82,611
  01/01/2003 to 12/31/2003....................     0.927217       1.332307           370,220
  01/01/2004 to 12/31/2004....................     1.332307       1.542362           433,301
  01/01/2005 to 12/31/2005....................     1.542362       1.586386           438,968
  01/01/2006 to 12/31/2006....................     1.586386       1.839418           438,778
  01/01/2007 to 12/31/2007....................     1.839418       1.782791           382,782
  01/01/2008 to 12/31/2008....................     1.782791       1.166009           336,607

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.513475      11.160973                 0
  01/01/2007 to 12/31/2007....................    11.160973      11.599133               984
  01/01/2008 to 12/31/2008....................    11.599133       8.571201               904
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.704349      11.415778                 0
  01/01/2007 to 12/31/2007....................    11.415778      11.888698                 0
  01/01/2008 to 12/31/2008....................    11.888698       7.858087                 0
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.116697       1.210073            47,316
  01/01/2005 to 12/31/2005....................     1.210073       1.268802           140,834
  01/01/2006 to 12/31/2006....................     1.268802       1.412393           131,764
  01/01/2007 to 12/31/2007....................     1.412393       1.520102           277,980
  01/01/2008 to 12/31/2008....................     1.520102       0.869328           372,102
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.930955       0.823724             1,317
  01/01/2002 to 12/31/2002....................     0.823724       0.454554            49,482
  01/01/2003 to 12/31/2003....................     0.454554       0.612473           348,218
  01/01/2004 to 12/31/2004....................     0.612473       0.711580           352,341
  01/01/2005 to 12/31/2005....................     0.711580       0.804354           423,789
  01/01/2006 to 12/31/2006....................     0.804354       0.842095           468,957
  01/01/2007 to 12/31/2007....................     0.842095       0.976778           451,872
  01/01/2008 to 12/31/2008....................     0.976778       0.580309           743,582
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.238152       1.320013             6,538
  01/01/2005 to 12/31/2005....................     1.320013       1.441195            32,532
  01/01/2006 to 12/31/2006....................     1.441195       1.472779            71,743
  01/01/2007 to 12/31/2007....................     1.472779       1.590630            56,579
  01/01/2008 to 12/31/2008....................     1.590630       0.998819           137,581
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.865753       1.977947             4,438
  01/01/2005 to 12/31/2005....................     1.977947       2.000490            43,816
  01/01/2006 to 12/31/2006....................     2.000490       2.067943            91,292
  01/01/2007 to 12/31/2007....................     2.067943       2.114563            66,942
  01/01/2008 to 12/31/2008....................     2.114563       1.767671            71,904
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.552828       1.588756            32,226
  01/01/2002 to 12/31/2002....................     1.588756       1.713360           194,906
  01/01/2003 to 12/31/2003....................     1.713360       1.900673           701,179
  01/01/2004 to 12/31/2004....................     1.900673       1.995567           766,733
  01/01/2005 to 12/31/2005....................     1.995567       2.020485           722,920
  01/01/2006 to 12/31/2006....................     2.020485       2.089202           715,720
  01/01/2007 to 12/31/2007....................     2.089202       2.140105           733,708
  01/01/2008 to 12/31/2008....................     2.140105       1.791324           616,102

                                                          1.40% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.542135       1.578902                 0
  01/01/2005 to 12/31/2005....................     1.578902       1.578667            59,325
  01/01/2006 to 12/31/2006....................     1.578667       1.617724           101,569
  01/01/2007 to 12/31/2007....................     1.617724       1.659451           191,025
  01/01/2008 to 12/31/2008....................     1.659451       1.627610           194,870
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.434460       1.477564            75,153
  01/01/2002 to 12/31/2002....................     1.477564       1.568096           592,262
  01/01/2003 to 12/31/2003....................     1.568096       1.570238           896,737
  01/01/2004 to 12/31/2004....................     1.570238       1.591785           870,170
  01/01/2005 to 12/31/2005....................     1.591785       1.594510           984,184
  01/01/2006 to 12/31/2006....................     1.594510       1.634905           799,649
  01/01/2007 to 12/31/2007....................     1.634905       1.678672           735,352
  01/01/2008 to 12/31/2008....................     1.678672       1.648186           560,845






                                                           1.65% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    14.495461      15.190349            2,598
  01/01/2007 to 12/31/2007.....................    15.190349      15.437742           19,135
  01/01/2008 to 12/31/2008.....................    15.437742      13.764918           18,130
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.456272       1.342581           15,917
  01/01/2002 to 12/31/2002.....................     1.342581       1.068990          202,341
  01/01/2003 to 12/31/2003.....................     1.068990       1.614374          325,669
  01/01/2004 to 12/31/2004.....................     1.614374       1.919465          357,067
  01/01/2005 to 12/31/2005.....................     1.919465       2.366832          388,520
  01/01/2006 to 12/31/2006.....................     2.366832       2.888228          514,306
  01/01/2007 to 12/31/2007.....................     2.888228       3.449430          606,182
  01/01/2008 to 12/31/2008.....................     3.449430       1.576879          619,463
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    12.432061      10.980001           16,988
  01/01/2002 to 12/31/2002.....................    10.980001       8.158972          128,625
  01/01/2003 to 12/31/2003.....................     8.158972      10.979584          227,255
  01/01/2004 to 12/31/2004.....................    10.979584      12.149050          273,335
  01/01/2005 to 12/31/2005.....................    12.149050      13.885866          276,823
  01/01/2006 to 12/31/2006.....................    13.885866      15.054881          275,376
  01/01/2007 to 12/31/2007.....................    15.054881      16.635658          267,553
  01/01/2008 to 12/31/2008.....................    16.635658       9.167556          275,498

                                                           1.65% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     8.424689       8.166857            9,169
  01/01/2002 to 12/31/2002.....................     8.166857       6.559523          108,984
  01/01/2003 to 12/31/2003.....................     6.559523       8.544503          255,290
  01/01/2004 to 12/31/2004.....................     8.544503       9.276225          273,228
  01/01/2005 to 12/31/2005.....................     9.276225       9.657033          296,153
  01/01/2006 to 12/31/2006.....................     9.657033      10.943642          296,391
  01/01/2007 to 12/31/2007.....................    10.943642      11.306386          257,849
  01/01/2008 to 12/31/2008.....................    11.306386       6.911587          272,678






                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.008411       7.009250           197,111
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.998411       6.357620           624,685
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.018410       7.682733           390,716
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    33.299262      36.906414             2,810
  01/01/2005 to 12/31/2005....................    36.906414      40.171558             6,374
  01/01/2006 to 12/31/2006....................    40.171558      42.155647             9,989
  01/01/2007 to 12/31/2007....................    42.155647      49.952930            10,425
  01/01/2008 to 12/31/2008....................    49.952930      26.663705            17,558
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.761324       3.896256                 0
  01/01/2002 to 12/31/2002....................     3.896256       4.153850                 0
  01/01/2003 to 12/31/2003....................     4.153850       4.322625           349,469
  01/01/2004 to 12/31/2004....................     4.322625       4.437981         1,192,970
  01/01/2005 to 12/31/2005....................     4.437981       4.468514         1,657,805
  01/01/2006 to 12/31/2006....................     4.468514       4.586570         2,004,580
  01/01/2007 to 12/31/2007....................     4.586570       4.792414         2,105,860
  01/01/2008 to 12/31/2008....................     4.792414       4.550133         1,655,380
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    35.018069      37.769701             1,549
  01/01/2005 to 12/31/2005....................    37.769701      38.276926             9,884
  01/01/2006 to 12/31/2006....................    38.276926      41.592849            16,261
  01/01/2007 to 12/31/2007....................    41.592849      43.293270            27,271
  01/01/2008 to 12/31/2008....................    43.293270      32.016076            26,985
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     7.717460       7.781092            86,831
  01/01/2008 to 12/31/2008....................     7.781092       4.807688           119,229

                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     7.015751       6.406361                 0
  01/01/2002 to 12/31/2002....................     6.406361       4.654534                 0
  01/01/2003 to 12/31/2003....................     4.654534       5.959547            32,870
  01/01/2004 to 12/31/2004....................     5.959547       6.496004            80,772
  01/01/2005 to 12/31/2005....................     6.496004       6.615113            93,532
  01/01/2006 to 12/31/2006....................     6.615113       7.422121            76,983
  01/01/2007 to 04/27/2007....................     7.422121       7.782537                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.068057       1.177872           282,255
  01/01/2005 to 12/31/2005....................     1.177872       1.225479           493,055
  01/01/2006 to 12/31/2006....................     1.225479       1.438939           907,204
  01/01/2007 to 12/31/2007....................     1.438939       1.462490         1,776,396
  01/01/2008 to 12/31/2008....................     1.462490       0.935315         2,005,046
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.792143                 0
  01/01/2003 to 12/31/2003....................     0.792143       1.057210           141,369
  01/01/2004 to 12/31/2004....................     1.057210       1.180754           413,570
  01/01/2005 to 12/31/2005....................     1.180754       1.230032           385,547
  01/01/2006 to 12/31/2006....................     1.230032       1.445197           381,675
  01/01/2007 to 12/31/2007....................     1.445197       1.470883           277,703
  01/01/2008 to 12/31/2008....................     1.470883       0.941708           279,875
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.308436       2.528615            88,821
  01/01/2005 to 12/31/2005....................     2.528615       2.660633           177,678
  01/01/2006 to 12/31/2006....................     2.660633       2.724327           341,353
  01/01/2007 to 12/31/2007....................     2.724327       3.179790           525,309
  01/01/2008 to 12/31/2008....................     3.179790       1.983988           619,773
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.979081       2.720331                 0
  01/01/2002 to 12/31/2002....................     2.720331       1.789982                 0
  01/01/2003 to 12/31/2003....................     1.789982       2.380083           360,586
  01/01/2004 to 12/31/2004....................     2.380083       2.547627           646,165
  01/01/2005 to 12/31/2005....................     2.547627       2.683096           582,743
  01/01/2006 to 12/31/2006....................     2.683096       2.750299           487,196
  01/01/2007 to 12/31/2007....................     2.750299       3.213109           412,589
  01/01/2008 to 12/31/2008....................     3.213109       2.006766           387,513
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.195962       2.207732                 0
  01/01/2002 to 12/31/2002....................     2.207732       2.201294                 0
  01/01/2003 to 12/31/2003....................     2.201294       2.181647           588,176
  01/01/2004 to 12/31/2004....................     2.181647       2.165940         1,081,808
  01/01/2005 to 12/31/2005....................     2.165940       2.191132         1,290,686
  01/01/2006 to 12/31/2006....................     2.191132       2.257964         1,731,097
  01/01/2007 to 12/31/2007....................     2.257964       2.332420         2,684,653
  01/01/2008 to 12/31/2008....................     2.332420       2.358502         5,989,973

                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.608047       1.808505           850,913
  01/01/2005 to 12/31/2005....................     1.808505       1.852238         1,736,483
  01/01/2006 to 12/31/2006....................     1.852238       2.125829         1,998,038
  01/01/2007 to 12/31/2007....................     2.125829       2.017720         1,872,461
  01/01/2008 to 12/31/2008....................     2.017720       1.221875         1,820,063
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.428036       1.396942                 0
  01/01/2002 to 12/31/2002....................     1.396942       1.080993                 0
  01/01/2003 to 12/31/2003....................     1.080993       1.617970           997,945
  01/01/2004 to 12/31/2004....................     1.617970       1.836470         2,212,853
  01/01/2005 to 12/31/2005....................     1.836470       1.881722         2,081,295
  01/01/2006 to 12/31/2006....................     1.881722       2.163361         1,722,839
  01/01/2007 to 12/31/2007....................     2.163361       2.055782         1,424,625
  01/01/2008 to 12/31/2008....................     2.055782       1.246028         1,149,280
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998808      12.829343            99,217
  01/01/2005 to 12/31/2005....................    12.829343      14.325212           275,907
  01/01/2006 to 12/31/2006....................    14.325212      19.425899           461,636
  01/01/2007 to 12/31/2007....................    19.425899      16.271764           548,921
  01/01/2008 to 12/31/2008....................    16.271764       9.353651           583,793
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.843555       3.059403         1,075,169
  01/01/2005 to 12/31/2005....................     3.059403       3.316902         3,087,854
  01/01/2006 to 12/31/2006....................     3.316902       3.737460         5,165,928
  01/01/2007 to 12/31/2007....................     3.737460       3.843359         6,421,661
  01/01/2008 to 12/31/2008....................     3.843359       2.290895         6,974,088
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.778511       2.635433                 0
  01/01/2002 to 12/31/2002....................     2.635433       2.167576                 0
  01/01/2003 to 12/31/2003....................     2.167576       2.793015         1,013,251
  01/01/2004 to 12/31/2004....................     2.793015       3.086927         2,470,166
  01/01/2005 to 12/31/2005....................     3.086927       3.351013         2,509,057
  01/01/2006 to 12/31/2006....................     3.351013       3.778708         2,355,062
  01/01/2007 to 12/31/2007....................     3.778708       3.889069         2,081,706
  01/01/2008 to 12/31/2008....................     3.889069       2.320520         1,713,450
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    17.008703      17.200922             4,245
  01/01/2007 to 12/31/2007....................    17.200922      17.583045             7,506
  01/01/2008 to 12/31/2008....................    17.583045       9.539586             8,900
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.810093                 0
  01/01/2003 to 12/31/2003....................     0.810093       1.134487           166,188
  01/01/2004 to 04/30/2004....................     1.134487       1.124032           311,182

                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.874877       1.544884                 0
  01/01/2002 to 12/31/2002....................     1.544884       1.078416                 0
  01/01/2003 to 12/31/2003....................     1.078416       1.427230           128,598
  01/01/2004 to 12/31/2004....................     1.427230       1.643328           503,079
  01/01/2005 to 12/31/2005....................     1.643328       1.727663           546,390
  01/01/2006 to 12/31/2006....................     1.727663       1.899682           663,413
  01/01/2007 to 12/31/2007....................     1.899682       2.024036           574,046
  01/01/2008 to 12/31/2008....................     2.024036       0.889037           518,166
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.288597       2.580629            43,054
  01/01/2005 to 12/31/2005....................     2.580629       2.808915           150,322
  01/01/2006 to 12/31/2006....................     2.808915       3.091412           418,994
  01/01/2007 to 12/31/2007....................     3.091412       3.166699           369,738
  01/01/2008 to 12/31/2008....................     3.166699       1.900624           324,843
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.588519       2.349441                 0
  01/01/2002 to 12/31/2002....................     2.349441       1.862607                 0
  01/01/2003 to 12/31/2003....................     1.862607       2.326735            65,915
  01/01/2004 to 12/31/2004....................     2.326735       2.604158           107,931
  01/01/2005 to 12/31/2005....................     2.604158       2.837001           116,414
  01/01/2006 to 12/31/2006....................     2.837001       3.125342           126,283
  01/01/2007 to 12/31/2007....................     3.125342       3.204600           125,799
  01/01/2008 to 12/31/2008....................     3.204600       1.925548           108,419
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.953641       0.879413                 0
  01/01/2002 to 12/31/2002....................     0.879413       0.623692                 0
  01/01/2003 to 12/31/2003....................     0.623692       0.888912           289,136
  01/01/2004 to 12/31/2004....................     0.888912       0.973743         1,011,488
  01/01/2005 to 12/31/2005....................     0.973743       1.001908         1,210,426
  01/01/2006 to 12/31/2006....................     1.001908       1.083509         1,612,369
  01/01/2007 to 12/31/2007....................     1.083509       1.113904         1,720,837
  01/01/2008 to 12/31/2008....................     1.113904       0.644313         1,767,526
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.995692       3.249665           623,081
  01/01/2005 to 12/31/2005....................     3.249665       3.513950         1,637,522
  01/01/2006 to 12/31/2006....................     3.513950       3.885123         2,294,963
  01/01/2007 to 12/31/2007....................     3.885123       3.557994         2,696,827
  01/01/2008 to 12/31/2008....................     3.557994       1.888890         2,925,054
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.498068       2.616574                 0
  01/01/2002 to 12/31/2002....................     2.616574       2.347167                 0
  01/01/2003 to 12/31/2003....................     2.347167       3.064101         1,008,302
  01/01/2004 to 12/31/2004....................     3.064101       3.314970         2,238,370
  01/01/2005 to 12/31/2005....................     3.314970       3.588015         2,118,457
  01/01/2006 to 12/31/2006....................     3.588015       3.970992         1,710,740
  01/01/2007 to 12/31/2007....................     3.970992       3.640263         1,530,813
  01/01/2008 to 12/31/2008....................     3.640263       1.934485         1,445,155

                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.874438       1.174138           354,194
  01/01/2004 to 12/31/2004....................     1.174138       1.394699         1,794,947
  01/01/2005 to 12/31/2005....................     1.394699       1.570386         3,501,079
  01/01/2006 to 12/31/2006....................     1.570386       1.994375         5,735,216
  01/01/2007 to 12/31/2007....................     1.994375       1.943523         7,218,326
  01/01/2008 to 12/31/2008....................     1.943523       1.132328         6,959,815
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   144.013390     176.607648             2,409
  01/01/2008 to 12/31/2008....................   176.607648     100.958623            16,506
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.405896       0.487402            74,616
  01/01/2006 to 12/31/2006....................     0.487402       0.492529           189,759
  01/01/2007 to 12/31/2007....................     0.492529       0.540683           324,137
  01/01/2008 to 12/31/2008....................     0.540683       0.338126           374,282
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.421725       0.440116            14,584
  01/01/2005 to 04/30/2005....................     0.440116       0.401032                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.406174       0.488443           241,296
  01/01/2006 to 12/31/2006....................     0.488443       0.493941           185,101
  01/01/2007 to 12/31/2007....................     0.493941       0.542988           119,388
  01/01/2008 to 12/31/2008....................     0.542988       0.339423           105,132
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.574147       0.491917                 0
  01/01/2002 to 12/31/2002....................     0.491917       0.344376                 0
  01/01/2003 to 12/31/2003....................     0.344376       0.426653           159,748
  01/01/2004 to 12/31/2004....................     0.426653       0.440119           233,843
  01/01/2005 to 04/30/2005....................     0.440119       0.405026                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.174316       1.341022           207,260
  01/01/2005 to 12/31/2005....................     1.341022       1.554225           550,772
  01/01/2006 to 12/31/2006....................     1.554225       1.780501           859,971
  01/01/2007 to 12/31/2007....................     1.780501       1.931421         1,138,150
  01/01/2008 to 12/31/2008....................     1.931421       1.061381         1,572,471
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.248281       1.140121                 0
  01/01/2002 to 12/31/2002....................     1.140121       0.925665                 0
  01/01/2003 to 12/31/2003....................     0.925665       1.166856           463,974
  01/01/2004 to 12/31/2004....................     1.166856       1.357192           608,112
  01/01/2005 to 12/31/2005....................     1.357192       1.575828           567,468
  01/01/2006 to 12/31/2006....................     1.575828       1.805756           384,657
  01/01/2007 to 12/31/2007....................     1.805756       1.961230           375,503
  01/01/2008 to 12/31/2008....................     1.961230       1.078541           337,342

                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.139379       0.965995                 0
  01/01/2003 to 12/31/2003....................     0.965995       1.201297           163,329
  01/01/2004 to 12/31/2004....................     1.201297       1.354476           548,426
  01/01/2005 to 12/31/2005....................     1.354476       1.442618           710,203
  01/01/2006 to 12/31/2006....................     1.442618       1.630572           741,863
  01/01/2007 to 12/31/2007....................     1.630572       1.563417         1,511,439
  01/01/2008 to 12/31/2008....................     1.563417       0.950686         1,566,921
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951648       0.774430                 0
  01/01/2002 to 12/31/2002....................     0.774430       0.528032                 0
  01/01/2003 to 12/31/2003....................     0.528032       0.676043           112,568
  01/01/2004 to 12/31/2004....................     0.676043       0.722524           307,447
  01/01/2005 to 12/31/2005....................     0.722524       0.808835           481,283
  01/01/2006 to 12/31/2006....................     0.808835       0.783364           813,699
  01/01/2007 to 12/31/2007....................     0.783364       0.789527           965,438
  01/01/2008 to 12/31/2008....................     0.789527       0.474251           949,847
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.321724       9.990344            17,034
  01/01/2007 to 12/31/2007....................     9.990344       9.264183            28,688
  01/01/2008 to 12/31/2008....................     9.264183       4.143706            30,125
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.095821       1.127096                 0
  01/01/2002 to 12/31/2002....................     1.127096       1.221309                 0
  01/01/2003 to 12/31/2003....................     1.221309       1.244426           831,124
  01/01/2004 to 12/31/2004....................     1.244426       1.273611         2,078,402
  01/01/2005 to 12/31/2005....................     1.273611       1.278586         3,494,301
  01/01/2006 to 12/31/2006....................     1.278586       1.308282         4,610,812
  01/01/2007 to 12/31/2007....................     1.308282       1.375233         5,254,813
  01/01/2008 to 12/31/2008....................     1.375233       1.431702         4,350,182
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.330155       2.639467           186,451
  01/01/2005 to 12/31/2005....................     2.639467       2.775271           556,793
  01/01/2006 to 12/31/2006....................     2.775271       3.183890         1,080,860
  01/01/2007 to 12/31/2007....................     3.183890       3.502586         1,706,944
  01/01/2008 to 12/31/2008....................     3.502586       2.207315         1,858,304
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.366018       2.238304                 0
  01/01/2002 to 12/31/2002....................     2.238304       1.728611                 0
  01/01/2003 to 12/31/2003....................     1.728611       2.321876           271,700
  01/01/2004 to 12/31/2004....................     2.321876       2.659214           463,290
  01/01/2005 to 12/31/2005....................     2.659214       2.798519           480,785
  01/01/2006 to 12/31/2006....................     2.798519       3.213642           445,741
  01/01/2007 to 12/31/2007....................     3.213642       3.538671           418,307
  01/01/2008 to 12/31/2008....................     3.538671       2.232299           351,024

                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.371979       1.379335                 0
  01/01/2002 to 12/31/2002....................     1.379335       1.351684                 0
  01/01/2003 to 12/31/2003....................     1.351684       1.587476           749,060
  01/01/2004 to 12/31/2004....................     1.587476       1.692338         2,634,228
  01/01/2005 to 12/31/2005....................     1.692338       1.692952         3,725,393
  01/01/2006 to 12/31/2006....................     1.692952       1.821290         4,578,350
  01/01/2007 to 12/31/2007....................     1.821290       1.912501         5,498,142
  01/01/2008 to 12/31/2008....................     1.912501       1.534240         4,576,735
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.121872       0.846774                 0
  01/01/2003 to 12/31/2003....................     0.846774       1.158960           110,103
  01/01/2004 to 12/31/2004....................     1.158960       1.215706           287,164
  01/01/2005 to 12/31/2005....................     1.215706       1.297300           337,119
  01/01/2006 to 12/31/2006....................     1.297300       1.460023           343,758
  01/01/2007 to 12/31/2007....................     1.460023       1.598198           325,390
  01/01/2008 to 12/31/2008....................     1.598198       0.965092           334,692
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998411       7.983631             9,668
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.998411       6.597865            17,150
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998411       7.031214            45,821
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998411       6.567015             2,914
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998808      11.146837             7,138
  01/01/2006 to 12/31/2006....................    11.146837      12.707218           114,393
  01/01/2007 to 12/31/2007....................    12.707218      12.932691           141,325
  01/01/2008 to 12/31/2008....................    12.932691       7.590311           137,134
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998808      10.296283             6,307
  01/01/2006 to 12/31/2006....................    10.296283      10.847789            45,474
  01/01/2007 to 12/31/2007....................    10.847789      11.286401           230,763
  01/01/2008 to 12/31/2008....................    11.286401       9.523075           289,579
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998808      10.514136            73,210
  01/01/2006 to 12/31/2006....................    10.514136      11.339636           243,075
  01/01/2007 to 12/31/2007....................    11.339636      11.713206           677,099
  01/01/2008 to 12/31/2008....................    11.713206       9.051039           970,965
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.050462       1.029066                 0
  01/01/2002 to 12/31/2002....................     1.029066       0.861006                 0
  01/01/2003 to 12/31/2003....................     0.861006       1.141814           449,810
  01/01/2004 to 12/31/2004....................     1.141814       1.302240         1,349,973
  01/01/2005 to 12/31/2005....................     1.302240       1.437840         1,680,432
  01/01/2006 to 12/31/2006....................     1.437840       1.556448         2,092,496
  01/01/2007 to 12/31/2007....................     1.556448       1.649223         2,386,944
  01/01/2008 to 12/31/2008....................     1.649223       1.034106         2,389,365

                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998808      10.744858           218,867
  01/01/2006 to 12/31/2006....................    10.744858      11.844436           930,371
  01/01/2007 to 12/31/2007....................    11.844436      12.180356         2,311,940
  01/01/2008 to 12/31/2008....................    12.180356       8.567215         3,474,649
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998808      10.970640           258,154
  01/01/2006 to 12/31/2006....................    10.970640      12.350345         1,466,084
  01/01/2007 to 12/31/2007....................    12.350345      12.640209         3,019,789
  01/01/2008 to 12/31/2008....................    12.640209       8.083009         3,445,407
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.765130       3.487123                 0
  01/01/2002 to 12/31/2002....................     3.487123       2.663010                 0
  01/01/2003 to 12/31/2003....................     2.663010       3.356265           280,055
  01/01/2004 to 12/31/2004....................     3.356265       3.647836           750,148
  01/01/2005 to 12/31/2005....................     3.647836       3.752799           841,606
  01/01/2006 to 12/31/2006....................     3.752799       4.260642         1,081,018
  01/01/2007 to 12/31/2007....................     4.260642       4.407868         1,167,914
  01/01/2008 to 12/31/2008....................     4.407868       2.725565         1,243,468
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.671145       8.500928             1,000
  01/01/2005 to 12/31/2005....................     8.500928       8.957184             4,041
  01/01/2006 to 04/30/2006....................     8.957184       9.359990             3,712
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.893824       0.828409                 0
  01/01/2002 to 12/31/2002....................     0.828409       0.651213                 0
  01/01/2003 to 12/31/2003....................     0.651213       0.779841           117,844
  01/01/2004 to 12/31/2004....................     0.779841       0.855266           321,671
  01/01/2005 to 12/31/2005....................     0.855266       0.902957           300,068
  01/01/2006 to 04/30/2006....................     0.902957       0.943870                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.975125       0.874868                 0
  01/01/2002 to 12/31/2002....................     0.874868       0.653545                 0
  01/01/2003 to 12/31/2003....................     0.653545       0.798203           107,751
  01/01/2004 to 04/30/2004....................     0.798203       0.812518           139,304
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.915884       0.837810                 0
  01/01/2002 to 12/31/2002....................     0.837810       0.728277                 0
  01/01/2003 to 12/31/2003....................     0.728277       0.947848           285,128
  01/01/2004 to 12/31/2004....................     0.947848       1.116891           892,029
  01/01/2005 to 12/31/2005....................     1.116891       1.281644         1,266,548
  01/01/2006 to 12/31/2006....................     1.281644       1.598808         1,807,608
  01/01/2007 to 12/31/2007....................     1.598808       1.785095         2,827,867
  01/01/2008 to 12/31/2008....................     1.785095       1.013977         4,095,812
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.645377       3.962474             5,466
  01/01/2005 to 12/31/2005....................     3.962474       4.016932           893,393
  01/01/2006 to 12/31/2006....................     4.016932       4.431736         1,093,162
  01/01/2007 to 12/31/2007....................     4.431736       4.547436         1,320,688
  01/01/2008 to 12/31/2008....................     4.547436       3.480191         1,306,753

                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.210121       1.305453           867,956
  01/01/2005 to 12/31/2005....................     1.305453       1.265477         1,991,877
  01/01/2006 to 12/31/2006....................     1.265477       1.469805         2,212,275
  01/01/2007 to 12/31/2007....................     1.469805       1.390211         2,152,159
  01/01/2008 to 12/31/2008....................     1.390211       0.908357         2,128,579
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.181982       0.969147                 0
  01/01/2003 to 12/31/2003....................     0.969147       1.197248           675,815
  01/01/2004 to 12/31/2004....................     1.197248       1.313196         1,548,748
  01/01/2005 to 12/31/2005....................     1.313196       1.274379         1,453,395
  01/01/2006 to 12/31/2006....................     1.274379       1.481335         1,046,720
  01/01/2007 to 12/31/2007....................     1.481335       1.402540           921,294
  01/01/2008 to 12/31/2008....................     1.402540       0.917686           863,248
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.494175       1.466880                 0
  01/01/2002 to 12/31/2002....................     1.466880       1.247335                 0
  01/01/2003 to 12/31/2003....................     1.247335       1.470726           420,632
  01/01/2004 to 04/30/2004....................     1.470726       1.457644           746,550
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.943437       0.850224                 0
  01/01/2002 to 12/31/2002....................     0.850224       0.697528                 0
  01/01/2003 to 12/31/2003....................     0.697528       0.943244           448,521
  01/01/2004 to 12/31/2004....................     0.943244       1.108790         1,319,462
  01/01/2005 to 12/31/2005....................     1.108790       1.234205         1,638,697
  01/01/2006 to 12/31/2006....................     1.234205       1.526036         1,797,160
  01/01/2007 to 12/31/2007....................     1.526036       1.662172         2,230,007
  01/01/2008 to 12/31/2008....................     1.662172       0.946866         2,122,211
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.548838       1.498398                 0
  01/01/2002 to 12/31/2002....................     1.498398       1.330422                 0
  01/01/2003 to 12/31/2003....................     1.330422       1.785481           144,438
  01/01/2004 to 12/31/2004....................     1.785481       2.158483           853,984
  01/01/2005 to 12/31/2005....................     2.158483       2.381260         1,937,452
  01/01/2006 to 12/31/2006....................     2.381260       2.609886         2,891,414
  01/01/2007 to 12/31/2007....................     2.609886       2.654186         3,764,153
  01/01/2008 to 12/31/2008....................     2.654186       1.373916         4,396,889
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.930966       8.608707             6,760
  01/01/2006 to 12/31/2006....................     8.608707       9.131331            36,021
  01/01/2007 to 12/31/2007....................     9.131331      10.285082            48,785
  01/01/2008 to 12/31/2008....................    10.285082       5.479802            49,200
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.707150      14.653220             4,214
  01/01/2005 to 12/31/2005....................    14.653220      16.750746            26,991
  01/01/2006 to 12/31/2006....................    16.750746      19.209905            72,423
  01/01/2007 to 12/31/2007....................    19.209905      20.117370           110,565
  01/01/2008 to 12/31/2008....................    20.117370      11.785434           126,590

                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.978974      11.082609            54,149
  01/01/2007 to 12/31/2007....................    11.082609      12.101606           126,768
  01/01/2008 to 12/31/2008....................    12.101606      11.105247           371,727
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.007382       1.053265                 0
  01/01/2002 to 12/31/2002....................     1.053265       1.134583                 0
  01/01/2003 to 12/31/2003....................     1.134583       1.166403         2,588,733
  01/01/2004 to 12/31/2004....................     1.166403       1.206825         7,383,838
  01/01/2005 to 12/31/2005....................     1.206825       1.216235        11,523,820
  01/01/2006 to 12/31/2006....................     1.216235       1.252931        14,270,403
  01/01/2007 to 12/31/2007....................     1.252931       1.328206        15,632,251
  01/01/2008 to 12/31/2008....................     1.328206       1.314400        14,551,036
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.757746       0.609113                 0
  01/01/2002 to 12/31/2002....................     0.609113       0.295777                 0
  01/01/2003 to 12/31/2003....................     0.295777       0.464083           742,655
  01/01/2004 to 12/31/2004....................     0.464083       0.437661         1,262,601
  01/01/2005 to 12/31/2005....................     0.437661       0.478898         1,240,390
  01/01/2006 to 12/31/2006....................     0.478898       0.497258         1,174,062
  01/01/2007 to 12/31/2007....................     0.497258       0.644552         1,492,886
  01/01/2008 to 12/31/2008....................     0.644552       0.352865         1,713,517
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.216598       1.182629                 0
  01/01/2002 to 12/31/2002....................     1.182629       0.925275                 0
  01/01/2003 to 12/31/2003....................     0.925275       1.328844           567,797
  01/01/2004 to 12/31/2004....................     1.328844       1.537582         1,290,069
  01/01/2005 to 12/31/2005....................     1.537582       1.580682         1,570,284
  01/01/2006 to 12/31/2006....................     1.580682       1.831890         1,803,280
  01/01/2007 to 12/31/2007....................     1.831890       1.774602         1,979,142
  01/01/2008 to 12/31/2008....................     1.774602       1.160069         1,911,413
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.510408      11.154018                 0
  01/01/2007 to 12/31/2007....................    11.154018      11.586079             1,807
  01/01/2008 to 12/31/2008....................    11.586079       8.557256            36,836
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.701227      11.408665             3,725
  01/01/2007 to 12/31/2007....................    11.408665      11.875318             5,753
  01/01/2008 to 12/31/2008....................    11.875318       7.845300             8,225
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.113637       1.206357           411,092
  01/01/2005 to 12/31/2005....................     1.206357       1.264276         1,204,510
  01/01/2006 to 12/31/2006....................     1.264276       1.406653         2,346,411
  01/01/2007 to 12/31/2007....................     1.406653       1.513164         3,699,193
  01/01/2008 to 12/31/2008....................     1.513164       0.864925         4,236,583

                                                          1.45% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.930796       0.823372                 0
  01/01/2002 to 12/31/2002....................     0.823372       0.454161                 0
  01/01/2003 to 12/31/2003....................     0.454161       0.611635           499,074
  01/01/2004 to 12/31/2004....................     0.611635       0.710250         2,971,928
  01/01/2005 to 12/31/2005....................     0.710250       0.802451         4,053,101
  01/01/2006 to 12/31/2006....................     0.802451       0.839683         6,105,826
  01/01/2007 to 12/31/2007....................     0.839683       0.973491         7,090,708
  01/01/2008 to 12/31/2008....................     0.973491       0.578065         7,499,130
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.233717       1.314848            60,296
  01/01/2005 to 12/31/2005....................     1.314848       1.434841           388,621
  01/01/2006 to 12/31/2006....................     1.434841       1.465554           846,806
  01/01/2007 to 12/31/2007....................     1.465554       1.582032         1,113,588
  01/01/2008 to 12/31/2008....................     1.582032       0.992921         1,230,477
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.856901       1.967911           492,276
  01/01/2005 to 12/31/2005....................     1.967911       1.989347         1,725,497
  01/01/2006 to 12/31/2006....................     1.989347       2.055399         3,023,064
  01/01/2007 to 12/31/2007....................     2.055399       2.100680         4,497,418
  01/01/2008 to 12/31/2008....................     2.100680       1.755185         3,878,167
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.547655       1.583070                 0
  01/01/2002 to 12/31/2002....................     1.583070       1.706369                 0
  01/01/2003 to 12/31/2003....................     1.706369       1.891974         1,049,643
  01/01/2004 to 12/31/2004....................     1.891974       1.985439         2,244,541
  01/01/2005 to 12/31/2005....................     1.985439       2.009228         2,186,113
  01/01/2006 to 12/31/2006....................     2.009228       2.076526         2,178,728
  01/01/2007 to 12/31/2007....................     2.076526       2.126051         2,102,157
  01/01/2008 to 12/31/2008....................     2.126051       1.778668         1,693,074
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.534818       1.570890           958,888
  01/01/2005 to 12/31/2005....................     1.570890       1.569873         2,335,109
  01/01/2006 to 12/31/2006....................     1.569873       1.607910         3,318,924
  01/01/2007 to 12/31/2007....................     1.607910       1.648555         3,891,051
  01/01/2008 to 12/31/2008....................     1.648555       1.616113         3,597,556
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.429681       1.472276                 0
  01/01/2002 to 12/31/2002....................     1.472276       1.561708                 0
  01/01/2003 to 12/31/2003....................     1.561708       1.563055           892,208
  01/01/2004 to 12/31/2004....................     1.563055       1.583709         1,611,308
  01/01/2005 to 12/31/2005....................     1.583709       1.585629         1,538,248
  01/01/2006 to 12/31/2006....................     1.585629       1.624988         1,311,558
  01/01/2007 to 12/31/2007....................     1.624988       1.667651         1,148,880
  01/01/2008 to 12/31/2008....................     1.667651       1.636545         1,071,313

                                                           1.70% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    14.430321      15.117074            73,714
  01/01/2007 to 12/31/2007.....................    15.117074      15.355552           381,227
  01/01/2008 to 12/31/2008.....................    15.355552      13.684769           407,883
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.453962       1.340084                 0
  01/01/2002 to 12/31/2002.....................     1.340084       1.066463                 0
  01/01/2003 to 12/31/2003.....................     1.066463       1.609753           399,819
  01/01/2004 to 12/31/2004.....................     1.609753       1.913012         1,411,315
  01/01/2005 to 12/31/2005.....................     1.913012       2.357699         2,343,635
  01/01/2006 to 12/31/2006.....................     2.357699       2.875650         3,656,387
  01/01/2007 to 12/31/2007.....................     2.875650       3.432683         4,730,097
  01/01/2008 to 12/31/2008.....................     3.432683       1.568434         5,450,076
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    12.325415      10.882824                 0
  01/01/2002 to 12/31/2002.....................    10.882824       8.082710                 0
  01/01/2003 to 12/31/2003.....................     8.082710      10.871528           400,545
  01/01/2004 to 12/31/2004.....................    10.871528      12.023456         1,223,281
  01/01/2005 to 12/31/2005.....................    12.023456      13.735471         1,741,977
  01/01/2006 to 12/31/2006.....................    13.735471      14.884400         2,097,885
  01/01/2007 to 12/31/2007.....................    14.884400      16.439009         2,295,795
  01/01/2008 to 12/31/2008.....................    16.439009       9.054631         2,397,924
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     8.352463       8.094707                 0
  01/01/2002 to 12/31/2002.....................     8.094707       6.498317                 0
  01/01/2003 to 12/31/2003.....................     6.498317       8.460555           507,933
  01/01/2004 to 12/31/2004.....................     8.460555       9.180484         1,248,923
  01/01/2005 to 12/31/2005.....................     9.180484       9.552598         1,628,151
  01/01/2006 to 12/31/2006.....................     9.552598      10.819898         1,810,952
  01/01/2007 to 12/31/2007.....................    10.819898      11.172921         2,036,555
  01/01/2008 to 12/31/2008.....................    11.172921       6.826567         2,118,299






                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.008356       7.006834            77,597
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.998356       6.355426           474,130
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.018355       7.680087           157,033
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    33.033515      36.599740                14
  01/01/2005 to 12/31/2005....................    36.599740      39.817901             1,961
  01/01/2006 to 12/31/2006....................    39.817901      41.763681             1,853
  01/01/2007 to 12/31/2007....................    41.763681      49.463597             2,382
  01/01/2008 to 12/31/2008....................    49.463597      26.389229             2,905

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.727288       3.860039           225,528
  01/01/2002 to 12/31/2002....................     3.860039       4.113183           582,376
  01/01/2003 to 12/31/2003....................     4.113183       4.278163           884,002
  01/01/2004 to 12/31/2004....................     4.278163       4.390130         1,021,364
  01/01/2005 to 12/31/2005....................     4.390130       4.418130         1,041,389
  01/01/2006 to 12/31/2006....................     4.418130       4.532595         1,021,385
  01/01/2007 to 12/31/2007....................     4.532595       4.733636           976,697
  01/01/2008 to 12/31/2008....................     4.733636       4.492074           807,503
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    34.707273      37.422077               914
  01/01/2005 to 12/31/2005....................    37.422077      37.905729             1,068
  01/01/2006 to 12/31/2006....................    37.905729      41.168965             1,436
  01/01/2007 to 12/31/2007....................    41.168965      42.830519             2,148
  01/01/2008 to 12/31/2008....................    42.830519      31.657964             2,311
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     7.626066       7.686366            73,091
  01/01/2008 to 12/31/2008....................     7.686366       4.746774            63,532
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.952785       6.347384             6,420
  01/01/2002 to 12/31/2002....................     6.347384       4.609377            26,015
  01/01/2003 to 12/31/2003....................     4.609377       5.898786            63,892
  01/01/2004 to 12/31/2004....................     5.898786       6.426552            91,826
  01/01/2005 to 12/31/2005....................     6.426552       6.541126            83,065
  01/01/2006 to 12/31/2006....................     6.541126       7.335451            73,743
  01/01/2007 to 04/27/2007....................     7.335451       7.690404                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.066985       1.176301           129,326
  01/01/2005 to 12/31/2005....................     1.176301       1.223235           190,855
  01/01/2006 to 12/31/2006....................     1.223235       1.435589           441,138
  01/01/2007 to 12/31/2007....................     1.435589       1.458352           486,783
  01/01/2008 to 12/31/2008....................     1.458352       0.932200           429,983
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.791872            12,191
  01/01/2003 to 12/31/2003....................     0.791872       1.056317           262,962
  01/01/2004 to 12/31/2004....................     1.056317       1.179166           601,733
  01/01/2005 to 12/31/2005....................     1.179166       1.227765           566,403
  01/01/2006 to 12/31/2006....................     1.227765       1.441814           638,388
  01/01/2007 to 12/31/2007....................     1.441814       1.466703           482,101
  01/01/2008 to 12/31/2008....................     1.466703       0.938560           370,477
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.297490       2.515792            18,136
  01/01/2005 to 12/31/2005....................     2.515792       2.645822            40,745
  01/01/2006 to 12/31/2006....................     2.645822       2.707812            51,217
  01/01/2007 to 12/31/2007....................     2.707812       3.158926            56,735
  01/01/2008 to 12/31/2008....................     3.158926       1.969979            66,674

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.969160       2.710625           332,685
  01/01/2002 to 12/31/2002....................     2.710625       1.782699           415,897
  01/01/2003 to 12/31/2003....................     1.782699       2.369215           648,081
  01/01/2004 to 12/31/2004....................     2.369215       2.534722           692,328
  01/01/2005 to 12/31/2005....................     2.534722       2.668175           577,553
  01/01/2006 to 12/31/2006....................     2.668175       2.733640           396,651
  01/01/2007 to 12/31/2007....................     2.733640       3.192042           342,798
  01/01/2008 to 12/31/2008....................     3.192042       1.992606           263,101
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.176424       2.187507           324,274
  01/01/2002 to 12/31/2002....................     2.187507       2.180026         1,244,380
  01/01/2003 to 12/31/2003....................     2.180026       2.159484         1,156,155
  01/01/2004 to 12/31/2004....................     2.159484       2.142861           961,402
  01/01/2005 to 12/31/2005....................     2.142861       2.166704         1,122,233
  01/01/2006 to 12/31/2006....................     2.166704       2.231677         1,071,485
  01/01/2007 to 12/31/2007....................     2.231677       2.304109         1,000,105
  01/01/2008 to 12/31/2008....................     2.304109       2.328706         1,833,282
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.604973       1.804450           222,843
  01/01/2005 to 12/31/2005....................     1.804450       1.847164           355,953
  01/01/2006 to 12/31/2006....................     1.847164       2.118949           472,478
  01/01/2007 to 12/31/2007....................     2.118949       2.010179           600,038
  01/01/2008 to 12/31/2008....................     2.010179       1.216697           591,850
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.427329       1.395932           796,821
  01/01/2002 to 12/31/2002....................     1.395932       1.079667         1,933,552
  01/01/2003 to 12/31/2003....................     1.079667       1.594479         2,609,789
  01/01/2004 to 12/31/2004....................     1.594479       1.808899         2,962,805
  01/01/2005 to 12/31/2005....................     1.808899       1.852548         2,489,094
  01/01/2006 to 12/31/2006....................     1.852548       2.128758         2,117,927
  01/01/2007 to 12/31/2007....................     2.128758       2.021883         1,717,184
  01/01/2008 to 12/31/2008....................     2.021883       1.224865         1,292,329
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998767      12.825046            35,814
  01/01/2005 to 12/31/2005....................    12.825046      14.313282            76,380
  01/01/2006 to 12/31/2006....................    14.313282      19.400065           124,484
  01/01/2007 to 12/31/2007....................    19.400065      16.241955           124,114
  01/01/2008 to 12/31/2008....................    16.241955       9.331819           119,189
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.830075       3.043892           217,157
  01/01/2005 to 12/31/2005....................     3.043892       3.298442           588,242
  01/01/2006 to 12/31/2006....................     3.298442       3.714808           924,130
  01/01/2007 to 12/31/2007....................     3.714808       3.818147         1,051,764
  01/01/2008 to 12/31/2008....................     3.818147       2.274722         1,050,983

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.769260       2.626035           429,539
  01/01/2002 to 12/31/2002....................     2.626035       2.158768         1,057,579
  01/01/2003 to 12/31/2003....................     2.158768       2.780284         1,776,807
  01/01/2004 to 12/31/2004....................     2.780284       3.071317         1,936,388
  01/01/2005 to 12/31/2005....................     3.071317       3.332407         1,815,720
  01/01/2006 to 12/31/2006....................     3.332407       3.755854         1,601,147
  01/01/2007 to 12/31/2007....................     3.755854       3.863604         1,409,705
  01/01/2008 to 12/31/2008....................     3.863604       2.304166         1,170,773
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    16.926625      17.112239             1,863
  01/01/2007 to 12/31/2007....................    17.112239      17.483597             1,923
  01/01/2008 to 12/31/2008....................    17.483597       9.480861             1,850
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.809819            11,006
  01/01/2003 to 12/31/2003....................     0.809819       1.133534           167,196
  01/01/2004 to 04/30/2004....................     1.133534       1.122903           220,307
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.870817       1.541172            42,264
  01/01/2002 to 12/31/2002....................     1.541172       1.075284           155,536
  01/01/2003 to 12/31/2003....................     1.075284       1.422361           192,066
  01/01/2004 to 12/31/2004....................     1.422361       1.636902           440,269
  01/01/2005 to 12/31/2005....................     1.636902       1.720049           419,491
  01/01/2006 to 12/31/2006....................     1.720049       1.890367           415,992
  01/01/2007 to 12/31/2007....................     1.890367       2.013099           372,476
  01/01/2008 to 12/31/2008....................     2.013099       0.883788           398,951
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.276034       2.565613             6,905
  01/01/2005 to 12/31/2005....................     2.565613       2.791179            36,587
  01/01/2006 to 12/31/2006....................     2.791179       3.070363            36,412
  01/01/2007 to 12/31/2007....................     3.070363       3.143557            57,435
  01/01/2008 to 12/31/2008....................     3.143557       1.885786            69,832
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.577961       2.339294            45,616
  01/01/2002 to 12/31/2002....................     2.339294       1.853635           101,294
  01/01/2003 to 12/31/2003....................     1.853635       2.314366           143,730
  01/01/2004 to 12/31/2004....................     2.314366       2.589016           196,755
  01/01/2005 to 12/31/2005....................     2.589016       2.819100           180,215
  01/01/2006 to 12/31/2006....................     2.819100       3.104073           214,576
  01/01/2007 to 12/31/2007....................     3.104073       3.181192           177,837
  01/01/2008 to 12/31/2008....................     3.181192       1.910521           134,001
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.953560       0.879131           120,968
  01/01/2002 to 12/31/2002....................     0.879131       0.623174           325,762
  01/01/2003 to 12/31/2003....................     0.623174       0.887726           527,481
  01/01/2004 to 12/31/2004....................     0.887726       0.971956           726,261
  01/01/2005 to 12/31/2005....................     0.971956       0.999571           690,237
  01/01/2006 to 12/31/2006....................     0.999571       1.080443           608,122
  01/01/2007 to 12/31/2007....................     1.080443       1.110194           545,819
  01/01/2008 to 12/31/2008....................     1.110194       0.641844           526,962

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.979250       3.230759           111,252
  01/01/2005 to 12/31/2005....................     3.230759       3.491767           219,185
  01/01/2006 to 12/31/2006....................     3.491767       3.858674           276,594
  01/01/2007 to 12/31/2007....................     3.858674       3.531995           309,666
  01/01/2008 to 12/31/2008....................     3.531995       1.874145           317,836
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.487876       2.605275           590,460
  01/01/2002 to 12/31/2002....................     2.605275       2.335866         1,289,841
  01/01/2003 to 12/31/2003....................     2.335866       3.047827         1,761,538
  01/01/2004 to 12/31/2004....................     3.047827       3.295711         1,907,611
  01/01/2005 to 12/31/2005....................     3.295711       3.565392         1,721,240
  01/01/2006 to 12/31/2006....................     3.565392       3.943988         1,452,687
  01/01/2007 to 12/31/2007....................     3.943988       3.613689         1,225,198
  01/01/2008 to 12/31/2008....................     3.613689       1.919397         1,078,712
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.873756       1.172825           108,362
  01/01/2004 to 12/31/2004....................     1.172825       1.392442           546,118
  01/01/2005 to 12/31/2005....................     1.392442       1.567063           920,584
  01/01/2006 to 12/31/2006....................     1.567063       1.989162         1,375,374
  01/01/2007 to 12/31/2007....................     1.989162       1.937469         1,374,747
  01/01/2008 to 12/31/2008....................     1.937469       1.128233         1,158,686
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.059020       0.882701            50,270
  01/01/2003 to 12/31/2003....................     0.882701       1.175232           167,729
  01/01/2004 to 12/31/2004....................     1.175232       1.397200           190,072
  01/01/2005 to 12/31/2005....................     1.397200       1.572928           320,800
  01/01/2006 to 12/31/2006....................     1.572928       1.998722           387,138
  01/01/2007 to 12/31/2007....................     1.998722       1.949118           397,117
  01/01/2008 to 12/31/2008....................     1.949118       1.136135           342,739
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   142.216688     174.345849             1,812
  01/01/2008 to 12/31/2008....................   174.345849      99.615534             6,033
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.404881       0.486022            38,043
  01/01/2006 to 12/31/2006....................     0.486022       0.490890            15,275
  01/01/2007 to 12/31/2007....................     0.490890       0.538612            17,958
  01/01/2008 to 12/31/2008....................     0.538612       0.336662            24,147
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.420880       0.439089            34,839
  01/01/2005 to 04/30/2005....................     0.439089       0.400031                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.405164       0.487067           335,756
  01/01/2006 to 12/31/2006....................     0.487067       0.492303           281,494
  01/01/2007 to 12/31/2007....................     0.492303       0.540916           332,928
  01/01/2008 to 12/31/2008....................     0.540916       0.337958           258,736

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.573810       0.491512            65,984
  01/01/2002 to 12/31/2002....................     0.491512       0.343921           287,464
  01/01/2003 to 12/31/2003....................     0.343921       0.425877           576,326
  01/01/2004 to 12/31/2004....................     0.425877       0.439098           467,041
  01/01/2005 to 04/30/2005....................     0.439098       0.404020                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.166701       1.331885            71,817
  01/01/2005 to 12/31/2005....................     1.331885       1.542867           158,018
  01/01/2006 to 12/31/2006....................     1.542867       1.766608           216,333
  01/01/2007 to 12/31/2007....................     1.766608       1.915389           233,216
  01/01/2008 to 12/31/2008....................     1.915389       1.052042           371,033
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.241943       1.134064           190,791
  01/01/2002 to 12/31/2002....................     1.134064       0.920290           690,284
  01/01/2003 to 12/31/2003....................     0.920290       1.159496         1,070,308
  01/01/2004 to 12/31/2004....................     1.159496       1.347955         1,098,003
  01/01/2005 to 12/31/2005....................     1.347955       1.564323           941,155
  01/01/2006 to 12/31/2006....................     1.564323       1.791679           707,911
  01/01/2007 to 12/31/2007....................     1.791679       1.944964           663,498
  01/01/2008 to 12/31/2008....................     1.944964       1.069058           491,493
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.139061       0.965412            63,403
  01/01/2003 to 12/31/2003....................     0.965412       1.199970           512,105
  01/01/2004 to 12/31/2004....................     1.199970       1.352301           665,384
  01/01/2005 to 12/31/2005....................     1.352301       1.439584           650,499
  01/01/2006 to 12/31/2006....................     1.439584       1.626332           592,953
  01/01/2007 to 12/31/2007....................     1.626332       1.558567           655,923
  01/01/2008 to 12/31/2008....................     1.558567       0.947261           667,875
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951567       0.774171            88,806
  01/01/2002 to 12/31/2002....................     0.774171       0.527591           299,874
  01/01/2003 to 12/31/2003....................     0.527591       0.675148           381,833
  01/01/2004 to 12/31/2004....................     0.675148       0.721206           430,386
  01/01/2005 to 12/31/2005....................     0.721206       0.806956           401,144
  01/01/2006 to 12/31/2006....................     0.806956       0.781155           470,509
  01/01/2007 to 12/31/2007....................     0.781155       0.786905           441,471
  01/01/2008 to 12/31/2008....................     0.786905       0.472439           387,215
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.289131       9.952113            11,994
  01/01/2007 to 12/31/2007....................     9.952113       9.224090            11,770
  01/01/2008 to 12/31/2008....................     9.224090       4.123695            11,992

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.094262       1.125213           138,917
  01/01/2002 to 12/31/2002....................     1.125213       1.218660           563,451
  01/01/2003 to 12/31/2003....................     1.218660       1.241099         1,159,329
  01/01/2004 to 12/31/2004....................     1.241099       1.269569         1,344,094
  01/01/2005 to 12/31/2005....................     1.269569       1.273892         1,484,719
  01/01/2006 to 12/31/2006....................     1.273892       1.302829         1,457,503
  01/01/2007 to 12/31/2007....................     1.302829       1.368813         1,461,412
  01/01/2008 to 12/31/2008....................     1.368813       1.424305         1,114,767
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.318528       2.625426            24,798
  01/01/2005 to 12/31/2005....................     2.625426       2.759133            97,154
  01/01/2006 to 12/31/2006....................     2.759133       3.163799           217,181
  01/01/2007 to 12/31/2007....................     3.163799       3.478736           253,581
  01/01/2008 to 12/31/2008....................     3.478736       2.191182           262,612
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.357548       2.229758            97,823
  01/01/2002 to 12/31/2002....................     2.229758       1.721148           169,262
  01/01/2003 to 12/31/2003....................     1.721148       2.310693           270,331
  01/01/2004 to 12/31/2004....................     2.310693       2.645080           342,764
  01/01/2005 to 12/31/2005....................     2.645080       2.782258           326,235
  01/01/2006 to 12/31/2006....................     2.782258       3.193376           322,777
  01/01/2007 to 12/31/2007....................     3.193376       3.514587           258,881
  01/01/2008 to 12/31/2008....................     3.514587       2.215992           224,808
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.356144       1.363080           115,521
  01/01/2002 to 12/31/2002....................     1.363080       1.335094           363,197
  01/01/2003 to 12/31/2003....................     1.335094       1.567206         1,029,336
  01/01/2004 to 12/31/2004....................     1.567206       1.669891         1,378,405
  01/01/2005 to 12/31/2005....................     1.669891       1.669665         1,481,777
  01/01/2006 to 12/31/2006....................     1.669665       1.795342         1,617,115
  01/01/2007 to 12/31/2007....................     1.795342       1.884306         1,658,597
  01/01/2008 to 12/31/2008....................     1.884306       1.510864         1,307,361
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.121558       0.846253            40,889
  01/01/2003 to 12/31/2003....................     0.846253       1.157663           150,184
  01/01/2004 to 12/31/2004....................     1.157663       1.213737           264,999
  01/01/2005 to 12/31/2005....................     1.213737       1.294553           261,181
  01/01/2006 to 12/31/2006....................     1.294553       1.456205           243,296
  01/01/2007 to 12/31/2007....................     1.456205       1.593218           207,441
  01/01/2008 to 12/31/2008....................     1.593218       0.961601           182,617
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998356       7.980883            20,906
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.998356       6.595589                 0
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998356       7.028791            14,597
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998356       6.564751                 0

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998767      11.143100               115
  01/01/2006 to 12/31/2006....................    11.143100      12.696624             8,067
  01/01/2007 to 12/31/2007....................    12.696624      12.915414            19,055
  01/01/2008 to 12/31/2008....................    12.915414       7.576359            21,149
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998767      10.292828             2,440
  01/01/2006 to 12/31/2006....................    10.292828      10.838743            44,607
  01/01/2007 to 12/31/2007....................    10.838743      11.271323            54,975
  01/01/2008 to 12/31/2008....................    11.271323       9.505582           113,807
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998767      10.510609            25,642
  01/01/2006 to 12/31/2006....................    10.510609      11.330181            97,047
  01/01/2007 to 12/31/2007....................    11.330181      11.697557           135,884
  01/01/2008 to 12/31/2008....................    11.697557       9.034411           193,089
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.049924       1.028297            35,737
  01/01/2002 to 12/31/2002....................     1.028297       0.859924           181,927
  01/01/2003 to 12/31/2003....................     0.859924       1.139806           492,520
  01/01/2004 to 12/31/2004....................     1.139806       1.299299           690,995
  01/01/2005 to 12/31/2005....................     1.299299       1.433878           792,505
  01/01/2006 to 12/31/2006....................     1.433878       1.551385           822,026
  01/01/2007 to 12/31/2007....................     1.551385       1.643032           831,895
  01/01/2008 to 12/31/2008....................     1.643032       1.029706           604,686
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998767      10.741254            57,820
  01/01/2006 to 12/31/2006....................    10.741254      11.834561           440,798
  01/01/2007 to 12/31/2007....................    11.834561      12.164084           764,439
  01/01/2008 to 12/31/2008....................    12.164084       8.551473           844,251
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998767      10.966961            56,770
  01/01/2006 to 12/31/2006....................    10.966961      12.340049           297,582
  01/01/2007 to 12/31/2007....................    12.340049      12.623322           915,422
  01/01/2008 to 12/31/2008....................    12.623322       8.068154         1,295,389
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.744067       3.466792            56,920
  01/01/2002 to 12/31/2002....................     3.466792       2.646163           315,866
  01/01/2003 to 12/31/2003....................     2.646163       3.333363           556,570
  01/01/2004 to 12/31/2004....................     3.333363       3.621129           635,795
  01/01/2005 to 12/31/2005....................     3.621129       3.723466           672,106
  01/01/2006 to 12/31/2006....................     3.723466       4.225233           667,366
  01/01/2007 to 12/31/2007....................     4.225233       4.369038           604,242
  01/01/2008 to 12/31/2008....................     4.369038       2.700197           479,125
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.651943       8.476841             6,064
  01/01/2005 to 12/31/2005....................     8.476841       8.927355            12,645
  01/01/2006 to 04/30/2006....................     8.927355       9.327315            13,903

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.892852       0.827308            69,338
  01/01/2002 to 12/31/2002....................     0.827308       0.650024           209,693
  01/01/2003 to 12/31/2003....................     0.650024       0.778025           545,215
  01/01/2004 to 12/31/2004....................     0.778025       0.852847           972,831
  01/01/2005 to 12/31/2005....................     0.852847       0.899954           801,223
  01/01/2006 to 04/30/2006....................     0.899954       0.940580                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.974065       0.873709            35,218
  01/01/2002 to 12/31/2002....................     0.873709       0.652353           254,373
  01/01/2003 to 12/31/2003....................     0.652353       0.796346           380,102
  01/01/2004 to 04/30/2004....................     0.796346       0.810495           380,811
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.926246       0.847093            69,731
  01/01/2002 to 12/31/2002....................     0.847093       0.736001           320,965
  01/01/2003 to 12/31/2003....................     0.736001       0.957376           614,709
  01/01/2004 to 12/31/2004....................     0.957376       1.127554           784,506
  01/01/2005 to 12/31/2005....................     1.127554       1.293235           809,040
  01/01/2006 to 12/31/2006....................     1.293235       1.612464           924,087
  01/01/2007 to 12/31/2007....................     1.612464       1.799437         1,095,286
  01/01/2008 to 12/31/2008....................     1.799437       1.021610         1,296,795
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.614511       3.927621           579,574
  01/01/2005 to 12/31/2005....................     3.927621       3.979617           374,107
  01/01/2006 to 12/31/2006....................     3.979617       4.388381           405,438
  01/01/2007 to 12/31/2007....................     4.388381       4.500688           353,317
  01/01/2008 to 12/31/2008....................     4.500688       3.442685           241,334
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.206809       1.301449           220,558
  01/01/2005 to 12/31/2005....................     1.301449       1.260968           331,239
  01/01/2006 to 12/31/2006....................     1.260968       1.463837           462,023
  01/01/2007 to 12/31/2007....................     1.463837       1.383871           431,438
  01/01/2008 to 12/31/2008....................     1.383871       0.903760           391,084
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.179929       0.967136           249,450
  01/01/2003 to 12/31/2003....................     0.967136       1.194167         1,007,194
  01/01/2004 to 12/31/2004....................     1.194167       1.309160         1,087,646
  01/01/2005 to 12/31/2005....................     1.309160       1.269829           899,883
  01/01/2006 to 12/31/2006....................     1.269829       1.475310           751,442
  01/01/2007 to 12/31/2007....................     1.475310       1.396133           646,891
  01/01/2008 to 12/31/2008....................     1.396133       0.913035           453,015
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.489198       1.461634            58,534
  01/01/2002 to 12/31/2002....................     1.461634       1.242258           298,841
  01/01/2003 to 12/31/2003....................     1.242258       1.464011           600,760
  01/01/2004 to 04/30/2004....................     1.464011       1.450750           640,572

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.942114       0.848828            61,803
  01/01/2002 to 12/31/2002....................     0.848828       0.696033           348,113
  01/01/2003 to 12/31/2003....................     0.696033       0.940753           582,434
  01/01/2004 to 12/31/2004....................     0.940753       1.105307           803,232
  01/01/2005 to 12/31/2005....................     1.105307       1.229715           911,294
  01/01/2006 to 12/31/2006....................     1.229715       1.519726           952,063
  01/01/2007 to 12/31/2007....................     1.519726       1.654467         1,049,635
  01/01/2008 to 12/31/2008....................     1.654467       0.942003           939,905
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.546791       1.496064            16,557
  01/01/2002 to 12/31/2002....................     1.496064       1.327685           153,771
  01/01/2003 to 12/31/2003....................     1.327685       1.780927           375,475
  01/01/2004 to 12/31/2004....................     1.780927       2.151900           589,905
  01/01/2005 to 12/31/2005....................     2.151900       2.372814           885,931
  01/01/2006 to 12/31/2006....................     2.372814       2.599333           957,732
  01/01/2007 to 12/31/2007....................     2.599333       2.642124           934,659
  01/01/2008 to 12/31/2008....................     2.642124       1.366984           868,637
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.914246       8.587712             2,657
  01/01/2006 to 12/31/2006....................     8.587712       9.104520            13,369
  01/01/2007 to 12/31/2007....................     9.104520      10.249730            23,633
  01/01/2008 to 12/31/2008....................    10.249730       5.458219            28,632
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.661659      14.595923             1,409
  01/01/2005 to 12/31/2005....................    14.595923      16.676933            12,488
  01/01/2006 to 12/31/2006....................    16.676933      19.115723            26,274
  01/01/2007 to 12/31/2007....................    19.115723      20.008676            29,730
  01/01/2008 to 12/31/2008....................    20.008676      11.715866            30,264
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.962500      11.062311             1,317
  01/01/2007 to 12/31/2007....................    11.062311      12.073372            14,028
  01/01/2008 to 12/31/2008....................    12.073372      11.073782            76,344
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.007189       1.052798           385,965
  01/01/2002 to 12/31/2002....................     1.052798       1.133503         2,638,927
  01/01/2003 to 12/31/2003....................     1.133503       1.164719         4,369,658
  01/01/2004 to 12/31/2004....................     1.164719       1.204478         5,126,077
  01/01/2005 to 12/31/2005....................     1.204478       1.213264         5,707,109
  01/01/2006 to 12/31/2006....................     1.213264       1.249248         5,265,586
  01/01/2007 to 12/31/2007....................     1.249248       1.323636         4,996,764
  01/01/2008 to 12/31/2008....................     1.323636       1.309221         4,389,804
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.757599       0.608856           236,284
  01/01/2002 to 12/31/2002....................     0.608856       0.295504           625,233
  01/01/2003 to 12/31/2003....................     0.295504       0.458700         1,054,382
  01/01/2004 to 12/31/2004....................     0.458700       0.432367         1,010,293
  01/01/2005 to 12/31/2005....................     0.432367       0.472869           728,402
  01/01/2006 to 12/31/2006....................     0.472869       0.490754           751,258
  01/01/2007 to 12/31/2007....................     0.490754       0.635801           835,795
  01/01/2008 to 12/31/2008....................     0.635801       0.347899           872,931

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.214991       1.180793            41,596
  01/01/2002 to 12/31/2002....................     1.180793       0.923380           296,688
  01/01/2003 to 12/31/2003....................     0.923380       1.325456           811,431
  01/01/2004 to 12/31/2004....................     1.325456       1.532894         1,053,344
  01/01/2005 to 12/31/2005....................     1.532894       1.575077         1,141,584
  01/01/2006 to 12/31/2006....................     1.575077       1.824484         1,150,995
  01/01/2007 to 12/31/2007....................     1.824484       1.766538         1,056,001
  01/01/2008 to 12/31/2008....................     1.766538       1.154218           775,592
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.507342      11.147068                 0
  01/01/2007 to 12/31/2007....................    11.147068      11.573039             4,198
  01/01/2008 to 12/31/2008....................    11.573039       8.543334             5,888
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.698105      11.401556               191
  01/01/2007 to 12/31/2007....................    11.401556      11.861953             1,678
  01/01/2008 to 12/31/2008....................    11.861953       7.832534             1,308
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.110588       1.202656           122,399
  01/01/2005 to 12/31/2005....................     1.202656       1.259769           390,181
  01/01/2006 to 12/31/2006....................     1.259769       1.400941           445,110
  01/01/2007 to 12/31/2007....................     1.400941       1.506262           521,122
  01/01/2008 to 12/31/2008....................     1.506262       0.860547           565,354
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.930595       0.822988            35,676
  01/01/2002 to 12/31/2002....................     0.822988       0.453700           216,411
  01/01/2003 to 12/31/2003....................     0.453700       0.610707           903,798
  01/01/2004 to 12/31/2004....................     0.610707       0.708818         1,758,734
  01/01/2005 to 12/31/2005....................     0.708818       0.800433         1,902,184
  01/01/2006 to 12/31/2006....................     0.800433       0.837155         2,333,048
  01/01/2007 to 12/31/2007....................     0.837155       0.970072         2,459,844
  01/01/2008 to 12/31/2008....................     0.970072       0.575745         2,313,511
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.229301       1.309708            17,031
  01/01/2005 to 12/31/2005....................     1.309708       1.428520            71,287
  01/01/2006 to 12/31/2006....................     1.428520       1.458370           124,002
  01/01/2007 to 12/31/2007....................     1.458370       1.573486           150,134
  01/01/2008 to 12/31/2008....................     1.573486       0.987061           136,618
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.848098       1.957932           154,913
  01/01/2005 to 12/31/2005....................     1.957932       1.978274           452,037
  01/01/2006 to 12/31/2006....................     1.978274       2.042940           685,469
  01/01/2007 to 12/31/2007....................     2.042940       2.086898           731,381
  01/01/2008 to 12/31/2008....................     2.086898       1.742795           664,418

                                                          1.50% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.542500       1.577405           191,781
  01/01/2002 to 12/31/2002....................     1.577405       1.699410           532,430
  01/01/2003 to 12/31/2003....................     1.699410       1.883316         1,201,121
  01/01/2004 to 12/31/2004....................     1.883316       1.975363         1,377,461
  01/01/2005 to 12/31/2005....................     1.975363       1.998034         1,218,517
  01/01/2006 to 12/31/2006....................     1.998034       2.063928         1,227,596
  01/01/2007 to 12/31/2007....................     2.063928       2.112091         1,130,430
  01/01/2008 to 12/31/2008....................     2.112091       1.766103           887,376
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.527541       1.562924           208,245
  01/01/2005 to 12/31/2005....................     1.562924       1.561134           587,526
  01/01/2006 to 12/31/2006....................     1.561134       1.598163           831,499
  01/01/2007 to 12/31/2007....................     1.598163       1.637739           905,121
  01/01/2008 to 12/31/2008....................     1.637739       1.604705           793,327
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.424919       1.467007           381,965
  01/01/2002 to 12/31/2002....................     1.467007       1.555340         1,252,719
  01/01/2003 to 12/31/2003....................     1.555340       1.555910         1,725,027
  01/01/2004 to 12/31/2004....................     1.555910       1.575680         1,601,190
  01/01/2005 to 12/31/2005....................     1.575680       1.576803         1,459,605
  01/01/2006 to 12/31/2006....................     1.576803       1.615138         1,156,287
  01/01/2007 to 12/31/2007....................     1.615138       1.656709         1,037,174
  01/01/2008 to 12/31/2008....................     1.656709       1.624992           758,148






                                                           1.75% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    14.365473      15.044153            29,868
  01/01/2007 to 12/31/2007.....................    15.044153      15.273800            79,642
  01/01/2008 to 12/31/2008.....................    15.273800      13.605087            77,554
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.451655       1.337649           101,630
  01/01/2002 to 12/31/2002.....................     1.337649       1.063984           495,579
  01/01/2003 to 12/31/2003.....................     1.063984       1.605210           756,241
  01/01/2004 to 12/31/2004.....................     1.605210       1.906657         1,228,886
  01/01/2005 to 12/31/2005.....................     1.906657       2.348696         1,558,812
  01/01/2006 to 12/31/2006.....................     2.348696       2.863241         1,686,405
  01/01/2007 to 12/31/2007.....................     2.863241       3.416153         1,719,437
  01/01/2008 to 12/31/2008.....................     3.416153       1.560096         1,613,728

                                                           1.75% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    12.217535      10.785149            87,006
  01/01/2002 to 12/31/2002.....................    10.785149       8.006151           303,680
  01/01/2003 to 12/31/2003.....................     8.006151      10.763174           527,329
  01/01/2004 to 12/31/2004.....................    10.763174      11.897655           656,687
  01/01/2005 to 12/31/2005.....................    11.897655      13.584985           722,468
  01/01/2006 to 12/31/2006.....................    13.584985      14.713987           748,164
  01/01/2007 to 12/31/2007.....................    14.713987      16.242628           714,807
  01/01/2008 to 12/31/2008.....................    16.242628       8.941966           711,350
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     8.279336       8.021955            93,671
  01/01/2002 to 12/31/2002.....................     8.021955       6.436681           361,204
  01/01/2003 to 12/31/2003.....................     6.436681       8.376130           567,631
  01/01/2004 to 12/31/2004.....................     8.376130       9.084320           828,577
  01/01/2005 to 12/31/2005.....................     9.084320       9.447825           853,967
  01/01/2006 to 12/31/2006.....................     9.447825      10.695891           820,646
  01/01/2007 to 12/31/2007.....................    10.695891      11.039317           770,415
  01/01/2008 to 12/31/2008.....................    11.039317       6.741546           659,371






                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.008246       7.002004           343,103
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.998247       6.351042         1,300,442
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.018246       7.674798           201,387
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    32.508364      35.994014             6,226
  01/01/2005 to 12/31/2005....................    35.994014      39.119897            11,985
  01/01/2006 to 12/31/2006....................    39.119897      40.990647            25,657
  01/01/2007 to 12/31/2007....................    40.990647      48.499263            66,958
  01/01/2008 to 12/31/2008....................    48.499263      25.848728            62,479
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.661310       3.789816           381,067
  01/01/2002 to 12/31/2002....................     3.789816       4.034315         1,414,185
  01/01/2003 to 12/31/2003....................     4.034315       4.191937         2,401,613
  01/01/2004 to 12/31/2004....................     4.191937       4.297336         3,094,533
  01/01/2005 to 12/31/2005....................     4.297336       4.320432         4,312,982
  01/01/2006 to 12/31/2006....................     4.320432       4.427948         3,954,970
  01/01/2007 to 12/31/2007....................     4.427948       4.619701         3,816,270
  01/01/2008 to 12/31/2008....................     4.619701       4.379560         2,886,691
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    34.093929      36.736393             7,701
  01/01/2005 to 12/31/2005....................    36.736393      37.174095            23,463
  01/01/2006 to 12/31/2006....................    37.174095      40.334109            35,511
  01/01/2007 to 12/31/2007....................    40.334109      41.919801            53,396
  01/01/2008 to 12/31/2008....................    41.919801      30.953714            27,622

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     7.446233       7.500074           274,351
  01/01/2008 to 12/31/2008....................     7.500074       4.627073           227,398
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.828543       6.230847            76,773
  01/01/2002 to 12/31/2002....................     6.230847       4.520215           187,509
  01/01/2003 to 12/31/2003....................     4.520215       5.778902           322,231
  01/01/2004 to 12/31/2004....................     5.778902       6.289633           386,337
  01/01/2005 to 12/31/2005....................     6.289633       6.395385           418,886
  01/01/2006 to 12/31/2006....................     6.395385       7.164865           335,997
  01/01/2007 to 04/27/2007....................     7.164865       7.509116                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.064844       1.173163           476,148
  01/01/2005 to 12/31/2005....................     1.173163       1.218756         1,280,389
  01/01/2006 to 12/31/2006....................     1.218756       1.428907         1,672,674
  01/01/2007 to 12/31/2007....................     1.428907       1.450105         1,991,701
  01/01/2008 to 12/31/2008....................     1.450105       0.925997         2,112,181
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.791346           539,213
  01/01/2003 to 12/31/2003....................     0.791346       1.054567         1,364,519
  01/01/2004 to 12/31/2004....................     1.054567       1.176032         2,292,827
  01/01/2005 to 12/31/2005....................     1.176032       1.223282         2,034,555
  01/01/2006 to 12/31/2006....................     1.223282       1.435118         1,779,644
  01/01/2007 to 12/31/2007....................     1.435118       1.458424         1,891,041
  01/01/2008 to 12/31/2008....................     1.458424       0.932324         1,715,065
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.275739       2.490322           153,254
  01/01/2005 to 12/31/2005....................     2.490322       2.616426           397,216
  01/01/2006 to 12/31/2006....................     2.616426       2.675056           426,097
  01/01/2007 to 12/31/2007....................     2.675056       3.117578           638,572
  01/01/2008 to 12/31/2008....................     3.117578       1.942240           690,266
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.949416       2.691262           456,780
  01/01/2002 to 12/31/2002....................     2.691262       1.768199         1,436,860
  01/01/2003 to 12/31/2003....................     1.768199       2.347597         2,586,749
  01/01/2004 to 12/31/2004....................     2.347597       2.509078         2,976,657
  01/01/2005 to 12/31/2005....................     2.509078       2.638548         2,404,338
  01/01/2006 to 12/31/2006....................     2.638548       2.700590         1,993,676
  01/01/2007 to 12/31/2007....................     2.700590       3.150282         1,453,551
  01/01/2008 to 12/31/2008....................     3.150282       1.964562         1,270,692
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.137897       2.147717         2,305,462
  01/01/2002 to 12/31/2002....................     2.147717       2.138245         6,180,906
  01/01/2003 to 12/31/2003....................     2.138245       2.115984         6,920,157
  01/01/2004 to 12/31/2004....................     2.115984       2.097591         5,191,065
  01/01/2005 to 12/31/2005....................     2.097591       2.118816         5,282,218
  01/01/2006 to 12/31/2006....................     2.118816       2.180179         5,425,763
  01/01/2007 to 12/31/2007....................     2.180179       2.248677         8,104,376
  01/01/2008 to 12/31/2008....................     2.248677       2.270405        12,302,981

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.598838       1.796361         1,043,521
  01/01/2005 to 12/31/2005....................     1.796361       1.837051         2,256,655
  01/01/2006 to 12/31/2006....................     1.837051       2.105247         2,527,452
  01/01/2007 to 12/31/2007....................     2.105247       1.995172         2,339,647
  01/01/2008 to 12/31/2008....................     1.995172       1.206400         2,137,231
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.425916       1.393850           871,034
  01/01/2002 to 12/31/2002....................     1.393850       1.076984         4,781,568
  01/01/2003 to 12/31/2003....................     1.076984       1.588924         7,338,569
  01/01/2004 to 12/31/2004....................     1.588924       1.800791         8,947,533
  01/01/2005 to 12/31/2005....................     1.800791       1.842407         7,920,987
  01/01/2006 to 12/31/2006....................     1.842407       2.114995         6,411,488
  01/01/2007 to 12/31/2007....................     2.114995       2.006791         5,210,290
  01/01/2008 to 12/31/2008....................     2.006791       1.214500         4,148,413
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998685      12.816450           145,132
  01/01/2005 to 12/31/2005....................    12.816450      14.289435           541,088
  01/01/2006 to 12/31/2006....................    14.289435      19.348461         1,239,217
  01/01/2007 to 12/31/2007....................    19.348461      16.182460           850,779
  01/01/2008 to 12/31/2008....................    16.182460       9.288285           955,453
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.803289       3.013083         1,062,708
  01/01/2005 to 12/31/2005....................     3.013083       3.261804         3,318,167
  01/01/2006 to 12/31/2006....................     3.261804       3.669884         4,992,316
  01/01/2007 to 12/31/2007....................     3.669884       3.768182         5,653,064
  01/01/2008 to 12/31/2008....................     3.768182       2.242698         5,413,160
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.750849       2.607269           953,766
  01/01/2002 to 12/31/2002....................     2.607269       2.141196         3,273,900
  01/01/2003 to 12/31/2003....................     2.141196       2.754899         5,717,905
  01/01/2004 to 12/31/2004....................     2.754899       3.040225         7,252,181
  01/01/2005 to 12/31/2005....................     3.040225       3.295384         6,897,171
  01/01/2006 to 12/31/2006....................     3.295384       3.710426         6,463,719
  01/01/2007 to 12/31/2007....................     3.710426       3.813036         5,771,401
  01/01/2008 to 12/31/2008....................     3.813036       2.271722         5,054,789
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    16.763654      16.936242             2,256
  01/01/2007 to 12/31/2007....................    16.936242      17.286384             9,763
  01/01/2008 to 12/31/2008....................    17.286384       9.364494            13,130
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.809277           108,375
  01/01/2003 to 12/31/2003....................     0.809277       1.131649           706,917
  01/01/2004 to 04/30/2004....................     1.131649       1.120668         1,045,702

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.862721       1.533749           284,648
  01/01/2002 to 12/31/2002....................     1.533749       1.069029           723,043
  01/01/2003 to 12/31/2003....................     1.069029       1.412678           979,246
  01/01/2004 to 12/31/2004....................     1.412678       1.624128         2,036,124
  01/01/2005 to 12/31/2005....................     1.624128       1.704926         2,051,188
  01/01/2006 to 12/31/2006....................     1.704926       1.871877         2,008,067
  01/01/2007 to 12/31/2007....................     1.871877       1.991405         1,989,430
  01/01/2008 to 12/31/2008....................     1.991405       0.873383         1,952,129
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.251096       2.535820            67,352
  01/01/2005 to 12/31/2005....................     2.535820       2.756018           272,475
  01/01/2006 to 12/31/2006....................     2.756018       3.028663           352,558
  01/01/2007 to 12/31/2007....................     3.028663       3.097746           368,084
  01/01/2008 to 12/31/2008....................     3.097746       1.856436           311,288
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.556973       2.319096            83,093
  01/01/2002 to 12/31/2002....................     2.319096       1.835790           279,173
  01/01/2003 to 12/31/2003....................     1.835790       2.289801           347,415
  01/01/2004 to 12/31/2004....................     2.289801       2.558969           449,648
  01/01/2005 to 12/31/2005....................     2.558969       2.783606           454,362
  01/01/2006 to 12/31/2006....................     2.783606       3.061937           528,401
  01/01/2007 to 12/31/2007....................     3.061937       3.134854           430,049
  01/01/2008 to 12/31/2008....................     3.134854       1.880800           358,925
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.953398       0.878544           201,706
  01/01/2002 to 12/31/2002....................     0.878544       0.622137         1,587,342
  01/01/2003 to 12/31/2003....................     0.622137       0.885371         2,760,571
  01/01/2004 to 12/31/2004....................     0.885371       0.968406         3,158,601
  01/01/2005 to 12/31/2005....................     0.968406       0.994928         3,827,136
  01/01/2006 to 12/31/2006....................     0.994928       1.074352         3,681,568
  01/01/2007 to 12/31/2007....................     1.074352       1.102825         3,297,131
  01/01/2008 to 12/31/2008....................     1.102825       0.636943         2,906,450
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.946613       3.193249           711,120
  01/01/2005 to 12/31/2005....................     3.193249       3.447788         1,764,541
  01/01/2006 to 12/31/2006....................     3.447788       3.806276         2,128,666
  01/01/2007 to 12/31/2007....................     3.806276       3.480530         2,041,663
  01/01/2008 to 12/31/2008....................     3.480530       1.844979         1,851,824
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.467618       2.582768           893,806
  01/01/2002 to 12/31/2002....................     2.582768       2.313366         3,917,017
  01/01/2003 to 12/31/2003....................     2.313366       3.015461         6,143,596
  01/01/2004 to 12/31/2004....................     3.015461       3.257444         7,256,083
  01/01/2005 to 12/31/2005....................     3.257444       3.520483         6,885,431
  01/01/2006 to 12/31/2006....................     3.520483       3.890429         5,968,778
  01/01/2007 to 12/31/2007....................     3.890429       3.561032         5,186,771
  01/01/2008 to 12/31/2008....................     3.561032       1.889525         4,392,851

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.872394       1.170223           628,467
  01/01/2004 to 12/31/2004....................     1.170223       1.387961         2,665,170
  01/01/2005 to 12/31/2005....................     1.387961       1.560464         4,478,652
  01/01/2006 to 12/31/2006....................     1.560464       1.978812         6,010,303
  01/01/2007 to 12/31/2007....................     1.978812       1.925450         7,243,154
  01/01/2008 to 12/31/2008....................     1.925450       1.120108         6,334,852
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.058428       0.881613           173,778
  01/01/2003 to 12/31/2003....................     0.881613       1.172603           631,384
  01/01/2004 to 12/31/2004....................     1.172603       1.392678           985,471
  01/01/2005 to 12/31/2005....................     1.392678       1.566275         1,211,368
  01/01/2006 to 12/31/2006....................     1.566275       1.988285         1,441,994
  01/01/2007 to 12/31/2007....................     1.988285       1.936990         1,563,307
  01/01/2008 to 12/31/2008....................     1.936990       1.127931         1,168,484
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   138.687693     169.905578            26,816
  01/01/2008 to 12/31/2008....................   169.905578      96.980909            32,804
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.402856       0.483272           168,238
  01/01/2006 to 12/31/2006....................     0.483272       0.487625           556,762
  01/01/2007 to 12/31/2007....................     0.487625       0.534493           865,603
  01/01/2008 to 12/31/2008....................     0.534493       0.333751         1,086,531
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.419194       0.437040            24,491
  01/01/2005 to 04/30/2005....................     0.437040       0.398036                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.403125       0.484295         1,724,232
  01/01/2006 to 12/31/2006....................     0.484295       0.489014         1,722,112
  01/01/2007 to 12/31/2007....................     0.489014       0.536762         1,494,296
  01/01/2008 to 12/31/2008....................     0.536762       0.335025         1,110,516
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.573137       0.490691           475,290
  01/01/2002 to 12/31/2002....................     0.490691       0.342997         1,530,060
  01/01/2003 to 12/31/2003....................     0.342997       0.424301         2,398,264
  01/01/2004 to 12/31/2004....................     0.424301       0.437034         2,207,783
  01/01/2005 to 04/30/2005....................     0.437034       0.401990                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.151608       1.313784           400,031
  01/01/2005 to 12/31/2005....................     1.313784       1.520383         1,378,385
  01/01/2006 to 12/31/2006....................     1.520383       1.739128         2,615,140
  01/01/2007 to 12/31/2007....................     1.739128       1.883699         2,897,374
  01/01/2008 to 12/31/2008....................     1.883699       1.033597         2,629,622

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.229365       1.122021           407,797
  01/01/2002 to 12/31/2002....................     1.122021       0.909605         2,317,297
  01/01/2003 to 12/31/2003....................     0.909605       1.144894         4,436,861
  01/01/2004 to 12/31/2004....................     1.144894       1.329646         4,016,807
  01/01/2005 to 12/31/2005....................     1.329646       1.541538         3,696,610
  01/01/2006 to 12/31/2006....................     1.541538       1.763823         3,279,248
  01/01/2007 to 12/31/2007....................     1.763823       1.912799         2,838,981
  01/01/2008 to 12/31/2008....................     1.912799       1.050323         2,825,418
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.138424       0.964221           123,638
  01/01/2003 to 12/31/2003....................     0.964221       1.197301         1,188,968
  01/01/2004 to 12/31/2004....................     1.197301       1.347941         1,661,340
  01/01/2005 to 12/31/2005....................     1.347941       1.433513         1,992,146
  01/01/2006 to 12/31/2006....................     1.433513       1.617859         1,797,472
  01/01/2007 to 12/31/2007....................     1.617859       1.548889         1,839,995
  01/01/2008 to 12/31/2008....................     1.548889       0.940433         1,620,582
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951406       0.773651           170,013
  01/01/2002 to 12/31/2002....................     0.773651       0.526708         1,057,349
  01/01/2003 to 12/31/2003....................     0.526708       0.673354         1,888,348
  01/01/2004 to 12/31/2004....................     0.673354       0.718569         2,666,632
  01/01/2005 to 12/31/2005....................     0.718569       0.803205         2,569,232
  01/01/2006 to 12/31/2006....................     0.803205       0.776748         2,452,280
  01/01/2007 to 12/31/2007....................     0.776748       0.781679         1,969,114
  01/01/2008 to 12/31/2008....................     0.781679       0.468829         1,728,104
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.224239       9.876039            34,099
  01/01/2007 to 12/31/2007....................     9.876039       9.144376            41,035
  01/01/2008 to 12/31/2008....................     9.144376       4.083941            42,801
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.091369       1.121676           576,433
  01/01/2002 to 12/31/2002....................     1.121676       1.213610         2,200,010
  01/01/2003 to 12/31/2003....................     1.213610       1.234725         5,129,426
  01/01/2004 to 12/31/2004....................     1.234725       1.261783         5,784,518
  01/01/2005 to 12/31/2005....................     1.261783       1.264818         6,912,122
  01/01/2006 to 12/31/2006....................     1.264818       1.292260         6,991,520
  01/01/2007 to 12/31/2007....................     1.292260       1.356344         6,502,466
  01/01/2008 to 12/31/2008....................     1.356344       1.409916         4,672,154
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.295429       2.597547           183,662
  01/01/2005 to 12/31/2005....................     2.597547       2.727115           505,031
  01/01/2006 to 12/31/2006....................     2.727115       3.123967           957,556
  01/01/2007 to 12/31/2007....................     3.123967       3.431486         2,028,104
  01/01/2008 to 12/31/2008....................     3.431486       2.159249         1,740,851

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.340698       2.212721           302,661
  01/01/2002 to 12/31/2002....................     2.212721       1.706287           815,619
  01/01/2003 to 12/31/2003....................     1.706287       2.288457         1,349,652
  01/01/2004 to 12/31/2004....................     2.288457       2.617001         1,804,117
  01/01/2005 to 12/31/2005....................     2.617001       2.749980         1,741,936
  01/01/2006 to 12/31/2006....................     2.749980       3.153181         1,606,420
  01/01/2007 to 12/31/2007....................     3.153181       3.466862         1,599,847
  01/01/2008 to 12/31/2008....................     3.466862       2.183704         1,440,440
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.349148       1.355376           163,651
  01/01/2002 to 12/31/2002....................     1.355376       1.326209         1,072,346
  01/01/2003 to 12/31/2003....................     1.326209       1.555220         3,140,944
  01/01/2004 to 12/31/2004....................     1.555220       1.655460         4,755,082
  01/01/2005 to 12/31/2005....................     1.655460       1.653585         5,998,505
  01/01/2006 to 12/31/2006....................     1.653585       1.776280         6,366,804
  01/01/2007 to 12/31/2007....................     1.776280       1.862426         6,614,707
  01/01/2008 to 12/31/2008....................     1.862426       1.491822         5,097,221
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.120932       0.845217           218,214
  01/01/2003 to 12/31/2003....................     0.845217       1.155091           812,272
  01/01/2004 to 12/31/2004....................     1.155091       1.209826         1,198,175
  01/01/2005 to 12/31/2005....................     1.209826       1.289097         1,244,197
  01/01/2006 to 12/31/2006....................     1.289097       1.448622         1,132,529
  01/01/2007 to 12/31/2007....................     1.448622       1.583328           995,467
  01/01/2008 to 12/31/2008....................     1.583328       0.954672           809,830
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998247       7.975389            50,460
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.998247       6.591039             3,983
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998247       7.023946            32,441
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998247       6.560224             1,439
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998685      11.135628            77,705
  01/01/2006 to 12/31/2006....................    11.135628      12.675464           117,272
  01/01/2007 to 12/31/2007....................    12.675464      12.880927           244,730
  01/01/2008 to 12/31/2008....................    12.880927       7.548534           299,115
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998685      10.285922            19,228
  01/01/2006 to 12/31/2006....................    10.285922      10.820674           157,160
  01/01/2007 to 12/31/2007....................    10.820674      11.241226           459,001
  01/01/2008 to 12/31/2008....................    11.241226       9.470694           852,577
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998685      10.503558           239,186
  01/01/2006 to 12/31/2006....................    10.503558      11.311294         1,100,116
  01/01/2007 to 12/31/2007....................    11.311294      11.666322         1,548,316
  01/01/2008 to 12/31/2008....................    11.666322       9.001247         1,344,836

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.048883       1.026763           368,177
  01/01/2002 to 12/31/2002....................     1.026763       0.857786         1,293,872
  01/01/2003 to 12/31/2003....................     0.857786       1.135837         2,419,733
  01/01/2004 to 12/31/2004....................     1.135837       1.293477         3,074,816
  01/01/2005 to 12/31/2005....................     1.293477       1.426031         3,625,618
  01/01/2006 to 12/31/2006....................     1.426031       1.541357         3,779,819
  01/01/2007 to 12/31/2007....................     1.541357       1.630771         3,351,786
  01/01/2008 to 12/31/2008....................     1.630771       1.020994         2,997,819
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998685      10.734050           310,272
  01/01/2006 to 12/31/2006....................    10.734050      11.814835         1,557,506
  01/01/2007 to 12/31/2007....................    11.814835      12.131604         3,623,715
  01/01/2008 to 12/31/2008....................    12.131604       8.520078         3,887,940
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998685      10.959606           219,068
  01/01/2006 to 12/31/2006....................    10.959606      12.319482         2,977,663
  01/01/2007 to 12/31/2007....................    12.319482      12.589616         6,419,896
  01/01/2008 to 12/31/2008....................    12.589616       8.038528         7,383,995
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.702470       3.426568           432,859
  01/01/2002 to 12/31/2002....................     3.426568       2.612839         1,640,905
  01/01/2003 to 12/31/2003....................     2.612839       3.288101         2,647,636
  01/01/2004 to 12/31/2004....................     3.288101       3.568380         3,377,289
  01/01/2005 to 12/31/2005....................     3.568380       3.665570         3,609,951
  01/01/2006 to 12/31/2006....................     3.665570       4.155390         3,219,809
  01/01/2007 to 12/31/2007....................     4.155390       4.292499         2,789,639
  01/01/2008 to 12/31/2008....................     4.292499       2.650227         2,452,136
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.613656       8.428836             7,934
  01/01/2005 to 12/31/2005....................     8.428836       8.867953            12,380
  01/01/2006 to 04/30/2006....................     8.867953       9.262258            15,310
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.890911       0.825099           151,361
  01/01/2002 to 12/31/2002....................     0.825099       0.647644           602,750
  01/01/2003 to 12/31/2003....................     0.647644       0.774407           911,633
  01/01/2004 to 12/31/2004....................     0.774407       0.848030         2,183,123
  01/01/2005 to 12/31/2005....................     0.848030       0.893979         1,612,542
  01/01/2006 to 04/30/2006....................     0.893979       0.934033                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.971947       0.871376           147,273
  01/01/2002 to 12/31/2002....................     0.871376       0.649967           452,260
  01/01/2003 to 12/31/2003....................     0.649967       0.792636           764,619
  01/01/2004 to 04/30/2004....................     0.792636       0.806454           938,157

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.925891       0.846337           279,255
  01/01/2002 to 12/31/2002....................     0.846337       0.734602         1,226,544
  01/01/2003 to 12/31/2003....................     0.734602       0.954602         2,308,091
  01/01/2004 to 12/31/2004....................     0.954602       1.123160         2,946,010
  01/01/2005 to 12/31/2005....................     1.123160       1.286912         3,560,035
  01/01/2006 to 12/31/2006....................     1.286912       1.602981         3,480,312
  01/01/2007 to 12/31/2007....................     1.602981       1.787056         3,960,897
  01/01/2008 to 12/31/2008....................     1.787056       1.013561         4,325,382
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.553516       3.858783           305,548
  01/01/2005 to 12/31/2005....................     3.858783       3.905970         1,846,742
  01/01/2006 to 12/31/2006....................     3.905970       4.302877         2,060,698
  01/01/2007 to 12/31/2007....................     4.302877       4.408561         2,219,964
  01/01/2008 to 12/31/2008....................     4.408561       3.368831         1,991,531
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.200207       1.293472         1,134,902
  01/01/2005 to 12/31/2005....................     1.293472       1.251989         2,418,878
  01/01/2006 to 12/31/2006....................     1.251989       1.451966         2,931,446
  01/01/2007 to 12/31/2007....................     1.451966       1.371269         2,773,968
  01/01/2008 to 12/31/2008....................     1.371269       0.894630         2,626,587
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.175834       0.963139           942,490
  01/01/2003 to 12/31/2003....................     0.963139       1.188042         3,607,506
  01/01/2004 to 12/31/2004....................     1.188042       1.301140         4,302,227
  01/01/2005 to 12/31/2005....................     1.301140       1.260792         4,164,787
  01/01/2006 to 12/31/2006....................     1.260792       1.463351         3,581,343
  01/01/2007 to 12/31/2007....................     1.463351       1.383424         2,970,558
  01/01/2008 to 12/31/2008....................     1.383424       0.903815         2,517,435
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.479293       1.451191           175,118
  01/01/2002 to 12/31/2002....................     1.451191       1.232142           690,524
  01/01/2003 to 12/31/2003....................     1.232142       1.450638         2,287,605
  01/01/2004 to 04/30/2004....................     1.450638       1.437026         3,136,968
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.939623       0.846163           157,511
  01/01/2002 to 12/31/2002....................     0.846163       0.693157           814,299
  01/01/2003 to 12/31/2003....................     0.693157       0.935931         2,876,242
  01/01/2004 to 12/31/2004....................     0.935931       1.098540         4,218,893
  01/01/2005 to 12/31/2005....................     1.098540       1.220969         5,297,937
  01/01/2006 to 12/31/2006....................     1.220969       1.507414         5,670,291
  01/01/2007 to 12/31/2007....................     1.507414       1.639415         5,559,450
  01/01/2008 to 12/31/2008....................     1.639415       0.932495         4,735,352

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.542704       1.491363           156,452
  01/01/2002 to 12/31/2002....................     1.491363       1.322184           452,404
  01/01/2003 to 12/31/2003....................     1.322184       1.771780         1,037,455
  01/01/2004 to 12/31/2004....................     1.771780       2.138702         2,383,258
  01/01/2005 to 12/31/2005....................     2.138702       2.355913         3,515,078
  01/01/2006 to 12/31/2006....................     2.355913       2.578245         4,265,720
  01/01/2007 to 12/31/2007....................     2.578245       2.618053         3,664,108
  01/01/2008 to 12/31/2008....................     2.618053       1.353167         3,045,603
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.880913       8.545877            11,867
  01/01/2006 to 12/31/2006....................     8.545877       9.051134            46,263
  01/01/2007 to 12/31/2007....................     9.051134      10.179389            69,786
  01/01/2008 to 12/31/2008....................    10.179389       5.415309            66,569
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.571165      14.481999             8,242
  01/01/2005 to 12/31/2005....................    14.481999      16.530281            59,458
  01/01/2006 to 12/31/2006....................    16.530281      18.928740           134,967
  01/01/2007 to 12/31/2007....................    18.928740      19.793045           157,691
  01/01/2008 to 12/31/2008....................    19.793045      11.577961           125,145
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.929626      11.021826            10,530
  01/01/2007 to 12/31/2007....................    11.021826      12.017102           102,231
  01/01/2008 to 12/31/2008....................    12.017102      11.011122           381,006
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.006803       1.051871         1,449,917
  01/01/2002 to 12/31/2002....................     1.051871       1.131377         8,141,626
  01/01/2003 to 12/31/2003....................     1.131377       1.161370        15,892,589
  01/01/2004 to 12/31/2004....................     1.161370       1.199811        21,116,440
  01/01/2005 to 12/31/2005....................     1.199811       1.207358        25,610,428
  01/01/2006 to 12/31/2006....................     1.207358       1.241927        25,432,647
  01/01/2007 to 12/31/2007....................     1.241927       1.314558        24,228,413
  01/01/2008 to 12/31/2008....................     1.314558       1.298939        18,888,307
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.757307       0.608312           515,626
  01/01/2002 to 12/31/2002....................     0.608312       0.294945         1,178,635
  01/01/2003 to 12/31/2003....................     0.294945       0.457377         1,954,576
  01/01/2004 to 12/31/2004....................     0.457377       0.430688         3,286,452
  01/01/2005 to 12/31/2005....................     0.430688       0.470564         3,105,243
  01/01/2006 to 12/31/2006....................     0.470564       0.487874         2,959,705
  01/01/2007 to 12/31/2007....................     0.487874       0.631436         4,990,598
  01/01/2008 to 12/31/2008....................     0.631436       0.345163         5,474,189
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.211779       1.177077           303,150
  01/01/2002 to 12/31/2002....................     1.177077       0.919554           973,414
  01/01/2003 to 12/31/2003....................     0.919554       1.318657         3,524,728
  01/01/2004 to 12/31/2004....................     1.318657       1.523502         5,372,504
  01/01/2005 to 12/31/2005....................     1.523502       1.563867         5,149,835
  01/01/2006 to 12/31/2006....................     1.563867       1.809693         5,259,626
  01/01/2007 to 12/31/2007....................     1.809693       1.750455         4,784,089
  01/01/2008 to 12/31/2008....................     1.750455       1.142560         4,043,608

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.501212      11.133180            14,462
  01/01/2007 to 12/31/2007....................    11.133180      11.547004            17,875
  01/01/2008 to 12/31/2008....................    11.547004       8.515560            31,512
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.691865      11.387352            13,471
  01/01/2007 to 12/31/2007....................    11.387352      11.835268            24,748
  01/01/2008 to 12/31/2008....................    11.835268       7.807065            16,507
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.104511       1.195282           416,770
  01/01/2005 to 12/31/2005....................     1.195282       1.250798         1,478,570
  01/01/2006 to 12/31/2006....................     1.250798       1.389577         2,323,481
  01/01/2007 to 12/31/2007....................     1.389577       1.492542         2,599,776
  01/01/2008 to 12/31/2008....................     1.492542       0.851851         2,658,485
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.930236       0.822261           224,552
  01/01/2002 to 12/31/2002....................     0.822261       0.452842         1,291,525
  01/01/2003 to 12/31/2003....................     0.452842       0.608944         3,685,243
  01/01/2004 to 12/31/2004....................     0.608944       0.706063         5,450,409
  01/01/2005 to 12/31/2005....................     0.706063       0.796528         6,667,529
  01/01/2006 to 12/31/2006....................     0.796528       0.832239         7,066,576
  01/01/2007 to 12/31/2007....................     0.832239       0.963407         7,702,266
  01/01/2008 to 12/31/2008....................     0.963407       0.571214         7,174,342
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.220510       1.299480            94,897
  01/01/2005 to 12/31/2005....................     1.299480       1.415952           426,376
  01/01/2006 to 12/31/2006....................     1.415952       1.444098           674,484
  01/01/2007 to 12/31/2007....................     1.444098       1.556521           738,626
  01/01/2008 to 12/31/2008....................     1.556521       0.975437           968,259
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.830604       1.938113           839,207
  01/01/2005 to 12/31/2005....................     1.938113       1.956297         2,018,155
  01/01/2006 to 12/31/2006....................     1.956297       2.018231         2,855,448
  01/01/2007 to 12/31/2007....................     2.018231       2.059586         3,119,527
  01/01/2008 to 12/31/2008....................     2.059586       1.718262         2,547,418
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.532241       1.566132           299,653
  01/01/2002 to 12/31/2002....................     1.566132       1.685586         1,305,077
  01/01/2003 to 12/31/2003....................     1.685586       1.866126         3,416,991
  01/01/2004 to 12/31/2004....................     1.866126       1.955371         4,306,888
  01/01/2005 to 12/31/2005....................     1.955371       1.975842         4,349,715
  01/01/2006 to 12/31/2006....................     1.975842       2.038970         3,640,423
  01/01/2007 to 12/31/2007....................     2.038970       2.084453         3,683,248
  01/01/2008 to 12/31/2008....................     2.084453       1.741245         3,067,366

                                                          1.60% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.513080       1.547102         1,287,290
  01/01/2005 to 12/31/2005....................     1.547102       1.543790         3,528,990
  01/01/2006 to 12/31/2006....................     1.543790       1.578832         4,273,029
  01/01/2007 to 12/31/2007....................     1.578832       1.616303         4,262,107
  01/01/2008 to 12/31/2008....................     1.616303       1.582115         4,145,062
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.415442       1.456523           713,433
  01/01/2002 to 12/31/2002....................     1.456523       1.542685         3,752,159
  01/01/2003 to 12/31/2003....................     1.542685       1.541705         6,457,226
  01/01/2004 to 12/31/2004....................     1.541705       1.559729         7,595,926
  01/01/2005 to 12/31/2005....................     1.559729       1.559285         6,706,346
  01/01/2006 to 12/31/2006....................     1.559285       1.595602         5,087,809
  01/01/2007 to 12/31/2007....................     1.595602       1.635026         3,818,123
  01/01/2008 to 12/31/2008....................     1.635026       1.602116         2,659,069






                                                           1.85% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    14.236650      14.899363            55,288
  01/01/2007 to 12/31/2007.....................    14.899363      15.111599           208,931
  01/01/2008 to 12/31/2008.....................    15.111599      13.447112           201,582
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.447052       1.332743           225,130
  01/01/2002 to 12/31/2002.....................     1.332743       1.059029         1,200,298
  01/01/2003 to 12/31/2003.....................     1.059029       1.596150         2,241,466
  01/01/2004 to 12/31/2004.....................     1.596150       1.893997         3,715,173
  01/01/2005 to 12/31/2005.....................     1.893997       2.330777         5,836,851
  01/01/2006 to 12/31/2006.....................     2.330777       2.838565         7,053,033
  01/01/2007 to 12/31/2007.....................     2.838565       3.383309         8,807,810
  01/01/2008 to 12/31/2008.....................     3.383309       1.543542         8,146,069
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    12.006710      10.593744           282,325
  01/01/2002 to 12/31/2002.....................    10.593744       7.856189         1,029,766
  01/01/2003 to 12/31/2003.....................     7.856189      10.551031         1,784,167
  01/01/2004 to 12/31/2004.....................    10.551031      11.651464         2,669,570
  01/01/2005 to 12/31/2005.....................    11.651464      13.290627         3,172,919
  01/01/2006 to 12/31/2006.....................    13.290627      14.380816         3,472,367
  01/01/2007 to 12/31/2007.....................    14.380816      15.858887         3,490,105
  01/01/2008 to 12/31/2008.....................    15.858887       8.721929         3,321,752

                                                           1.85% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     8.136490       7.879612           382,342
  01/01/2002 to 12/31/2002.....................     7.879612       6.316148         1,187,975
  01/01/2003 to 12/31/2003.....................     6.316148       8.211075         2,126,588
  01/01/2004 to 12/31/2004.....................     8.211075       8.896386         3,264,110
  01/01/2005 to 12/31/2005.....................     8.896386       9.243150         3,784,285
  01/01/2006 to 12/31/2006.....................     9.243150      10.453750         3,958,100
  01/01/2007 to 12/31/2007.....................    10.453750      10.778557         3,738,577
  01/01/2008 to 12/31/2008.....................    10.778557       6.575688         3,108,323






                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.008191       6.999592             1,508
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.998192       6.348852                 0
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.018191       7.672156                 0
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    32.249115      35.695137               334
  01/01/2005 to 12/31/2005....................    35.695137      38.775745               333
  01/01/2006 to 12/31/2006....................    38.775745      40.609788                 0
  01/01/2007 to 12/31/2007....................    40.609788      48.024510                 0
  01/01/2008 to 12/31/2008....................    48.024510      25.582828                 0
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.628784       3.755214            13,595
  01/01/2002 to 12/31/2002....................     3.755214       3.995483            83,676
  01/01/2003 to 12/31/2003....................     3.995483       4.149513            99,269
  01/01/2004 to 12/31/2004....................     4.149513       4.251714            91,088
  01/01/2005 to 12/31/2005....................     4.251714       4.272436            90,045
  01/01/2006 to 12/31/2006....................     4.272436       4.376576            87,532
  01/01/2007 to 12/31/2007....................     4.376576       4.563812            55,148
  01/01/2008 to 12/31/2008....................     4.563812       4.324407            41,857
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    33.791552      36.398522                 0
  01/01/2005 to 12/31/2005....................    36.398522      36.813852                 0
  01/01/2006 to 12/31/2006....................    36.813852      39.923348                 0
  01/01/2007 to 12/31/2007....................    39.923348      41.472051                 0
  01/01/2008 to 12/31/2008....................    41.472051      30.607727                 0
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     7.357990       7.408706             6,831
  01/01/2008 to 12/31/2008....................     7.408706       4.568408             6,736

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.767301       6.173430                 0
  01/01/2002 to 12/31/2002....................     6.173430       4.476319                15
  01/01/2003 to 12/31/2003....................     4.476319       5.719929             6,180
  01/01/2004 to 12/31/2004....................     5.719929       6.222331             6,903
  01/01/2005 to 12/31/2005....................     6.222331       6.323801             6,699
  01/01/2006 to 12/31/2006....................     6.323801       7.081139             7,033
  01/01/2007 to 04/27/2007....................     7.081139       7.420159                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.063776       1.171597                 0
  01/01/2005 to 12/31/2005....................     1.171597       1.216523                 0
  01/01/2006 to 12/31/2006....................     1.216523       1.425578                 0
  01/01/2007 to 12/31/2007....................     1.425578       1.445999                 0
  01/01/2008 to 12/31/2008....................     1.445999       0.922912                 0
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.791084             8,561
  01/01/2003 to 12/31/2003....................     0.791084       1.053691            11,505
  01/01/2004 to 12/31/2004....................     1.053691       1.174467            11,180
  01/01/2005 to 12/31/2005....................     1.174467       1.221046            11,217
  01/01/2006 to 12/31/2006....................     1.221046       1.431781            11,010
  01/01/2007 to 12/31/2007....................     1.431781       1.454302            10,979
  01/01/2008 to 12/31/2008....................     1.454302       0.929222            39,804
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.264940       2.477683                 0
  01/01/2005 to 12/31/2005....................     2.477683       2.601850                 0
  01/01/2006 to 12/31/2006....................     2.601850       2.658827                 0
  01/01/2007 to 12/31/2007....................     2.658827       3.097108                 0
  01/01/2008 to 12/31/2008....................     3.097108       1.928518                 0
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.939600       2.681634             2,305
  01/01/2002 to 12/31/2002....................     2.681634       1.760990            91,276
  01/01/2003 to 12/31/2003....................     1.760990       2.336855            38,361
  01/01/2004 to 12/31/2004....................     2.336855       2.496346            30,455
  01/01/2005 to 12/31/2005....................     2.496346       2.623852            27,044
  01/01/2006 to 12/31/2006....................     2.623852       2.684210            18,930
  01/01/2007 to 12/31/2007....................     2.684210       3.129602            14,837
  01/01/2008 to 12/31/2008....................     3.129602       1.950685            14,339
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.118904       2.128111            29,771
  01/01/2002 to 12/31/2002....................     2.128111       2.117657            41,021
  01/01/2003 to 12/31/2003....................     2.117657       2.094564            60,617
  01/01/2004 to 12/31/2004....................     2.094564       2.075317            86,001
  01/01/2005 to 12/31/2005....................     2.075317       2.095273            64,205
  01/01/2006 to 12/31/2006....................     2.095273       2.154879           224,151
  01/01/2007 to 12/31/2007....................     2.154879       2.221466           198,932
  01/01/2008 to 12/31/2008....................     2.221466       2.241808           139,620

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.595779       1.792329                 0
  01/01/2005 to 12/31/2005....................     1.792329       1.832015                 0
  01/01/2006 to 12/31/2006....................     1.832015       2.098430                 0
  01/01/2007 to 12/31/2007....................     2.098430       1.987711                 0
  01/01/2008 to 12/31/2008....................     1.987711       1.201284                 0
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.425210       1.392813            12,728
  01/01/2002 to 12/31/2002....................     1.392813       1.075639           182,103
  01/01/2003 to 12/31/2003....................     1.075639       1.586156           285,879
  01/01/2004 to 12/31/2004....................     1.586156       1.796754           245,211
  01/01/2005 to 12/31/2005....................     1.796754       1.837361           234,820
  01/01/2006 to 12/31/2006....................     1.837361       2.108152           177,780
  01/01/2007 to 12/31/2007....................     2.108152       1.999292           178,245
  01/01/2008 to 12/31/2008....................     1.999292       1.209354           131,588
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998644      12.812153             2,126
  01/01/2005 to 12/31/2005....................    12.812153      14.277527             4,630
  01/01/2006 to 12/31/2006....................    14.277527      19.322711             2,079
  01/01/2007 to 12/31/2007....................    19.322711      16.152793             2,071
  01/01/2008 to 12/31/2008....................    16.152793       9.266596             1,039
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.789991       2.997796                 0
  01/01/2005 to 12/31/2005....................     2.997796       3.243638                 0
  01/01/2006 to 12/31/2006....................     3.243638       3.647627                 0
  01/01/2007 to 12/31/2007....................     3.647627       3.743445                 0
  01/01/2008 to 12/31/2008....................     3.743445       2.226855                 0
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.741696       2.597952            89,277
  01/01/2002 to 12/31/2002....................     2.597952       2.132474           282,543
  01/01/2003 to 12/31/2003....................     2.132474       2.742299           277,538
  01/01/2004 to 12/31/2004....................     2.742299       3.024805           253,666
  01/01/2005 to 12/31/2005....................     3.024805       3.277038           254,770
  01/01/2006 to 12/31/2006....................     3.277038       3.687931           210,159
  01/01/2007 to 12/31/2007....................     3.687931       3.788015           183,069
  01/01/2008 to 12/31/2008....................     3.788015       2.255681           178,338
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    16.682816      16.848987                 0
  01/01/2007 to 12/31/2007....................    16.848987      17.188684                 0
  01/01/2008 to 12/31/2008....................    17.188684       9.306887                 0
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.809007               100
  01/01/2003 to 12/31/2003....................     0.809007       1.130701            14,525
  01/01/2004 to 04/30/2004....................     1.130701       1.119545            19,127

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.858690       1.530039             1,405
  01/01/2002 to 12/31/2002....................     1.530039       1.065914             7,970
  01/01/2003 to 12/31/2003....................     1.065914       1.407866            23,468
  01/01/2004 to 12/31/2004....................     1.407866       1.617785            35,940
  01/01/2005 to 12/31/2005....................     1.617785       1.697422            35,780
  01/01/2006 to 12/31/2006....................     1.697422       1.862710            35,608
  01/01/2007 to 12/31/2007....................     1.862710       1.980657            34,423
  01/01/2008 to 12/31/2008....................     1.980657       0.868232            47,497
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.238729       2.521054                 0
  01/01/2005 to 12/31/2005....................     2.521054       2.738604                 0
  01/01/2006 to 12/31/2006....................     2.738604       3.008026                 0
  01/01/2007 to 12/31/2007....................     3.008026       3.075091                 0
  01/01/2008 to 12/31/2008....................     3.075091       1.841933                 0
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.546551       2.309067                 0
  01/01/2002 to 12/31/2002....................     2.309067       1.826935            13,684
  01/01/2003 to 12/31/2003....................     1.826935       2.277627            16,201
  01/01/2004 to 12/31/2004....................     2.277627       2.544088             6,779
  01/01/2005 to 12/31/2005....................     2.544088       2.766041             6,779
  01/01/2006 to 12/31/2006....................     2.766041       3.041100             6,779
  01/01/2007 to 12/31/2007....................     3.041100       3.111957             6,779
  01/01/2008 to 12/31/2008....................     3.111957       1.866123             6,779
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.953317       0.878248             3,957
  01/01/2002 to 12/31/2002....................     0.878248       0.621612            15,577
  01/01/2003 to 12/31/2003....................     0.621612       0.884177            40,247
  01/01/2004 to 12/31/2004....................     0.884177       0.966616            27,867
  01/01/2005 to 12/31/2005....................     0.966616       0.992595            26,511
  01/01/2006 to 12/31/2006....................     0.992595       1.071298            28,345
  01/01/2007 to 12/31/2007....................     1.071298       1.099137            27,781
  01/01/2008 to 12/31/2008....................     1.099137       0.634494            26,776
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.930429       3.174657                 0
  01/01/2005 to 12/31/2005....................     3.174657       3.426006                 0
  01/01/2006 to 12/31/2006....................     3.426006       3.780344                 0
  01/01/2007 to 12/31/2007....................     3.780344       3.455079                 0
  01/01/2008 to 12/31/2008....................     3.455079       1.830566                 0
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.457558       2.571594            31,498
  01/01/2002 to 12/31/2002....................     2.571594       2.302203           156,026
  01/01/2003 to 12/31/2003....................     2.302203       2.999406           238,717
  01/01/2004 to 12/31/2004....................     2.999406       3.238478           184,359
  01/01/2005 to 12/31/2005....................     3.238478       3.498242           171,841
  01/01/2006 to 12/31/2006....................     3.498242       3.863925           136,348
  01/01/2007 to 12/31/2007....................     3.863925       3.534994           125,242
  01/01/2008 to 12/31/2008....................     3.534994       1.874766           131,009

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.871714       1.168918                 0
  01/01/2004 to 12/31/2004....................     1.168918       1.385719                 0
  01/01/2005 to 12/31/2005....................     1.385719       1.557167                 0
  01/01/2006 to 12/31/2006....................     1.557167       1.973649                 0
  01/01/2007 to 12/31/2007....................     1.973649       1.919461                 0
  01/01/2008 to 12/31/2008....................     1.919461       1.116063                 0
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.058133       0.881075                 0
  01/01/2003 to 12/31/2003....................     0.881075       1.171300            27,562
  01/01/2004 to 12/31/2004....................     1.171300       1.390434            76,946
  01/01/2005 to 12/31/2005....................     1.390434       1.562972            57,282
  01/01/2006 to 12/31/2006....................     1.562972       1.983105           129,092
  01/01/2007 to 12/31/2007....................     1.983105       1.930972            34,897
  01/01/2008 to 12/31/2008....................     1.930972       1.123862            23,900
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   136.956164     167.728021               228
  01/01/2008 to 12/31/2008....................   167.728021      95.689848               228
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.401848       0.481903                 0
  01/01/2006 to 12/31/2006....................     0.481903       0.486001                 0
  01/01/2007 to 12/31/2007....................     0.486001       0.532445                 0
  01/01/2008 to 12/31/2008....................     0.532445       0.332306                 0
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.418353       0.436019                 0
  01/01/2005 to 04/30/2005....................     0.436019       0.397041                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.402140       0.482951           166,201
  01/01/2006 to 12/31/2006....................     0.482951       0.487414           172,565
  01/01/2007 to 12/31/2007....................     0.487414       0.534737           162,317
  01/01/2008 to 12/31/2008....................     0.534737       0.333594            44,206
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.572801       0.490279                 0
  01/01/2002 to 12/31/2002....................     0.490279       0.342550            82,209
  01/01/2003 to 12/31/2003....................     0.342550       0.423547           163,890
  01/01/2004 to 12/31/2004....................     0.423547       0.436039           176,456
  01/01/2005 to 04/30/2005....................     0.436039       0.401009                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.144135       1.304826                 0
  01/01/2005 to 12/31/2005....................     1.304826       1.509264                 0
  01/01/2006 to 12/31/2006....................     1.509264       1.725549                 0
  01/01/2007 to 12/31/2007....................     1.725549       1.868052                 0
  01/01/2008 to 12/31/2008....................     1.868052       1.024496                 0

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.223128       1.116046            13,915
  01/01/2002 to 12/31/2002....................     1.116046       0.904300            27,576
  01/01/2003 to 12/31/2003....................     0.904300       1.137651            39,188
  01/01/2004 to 12/31/2004....................     1.137651       1.320573            21,590
  01/01/2005 to 12/31/2005....................     1.320573       1.530257            21,539
  01/01/2006 to 12/31/2006....................     1.530257       1.750042            14,906
  01/01/2007 to 12/31/2007....................     1.750042       1.896902            14,509
  01/01/2008 to 12/31/2008....................     1.896902       1.041070             8,137
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.138107       0.963637             4,819
  01/01/2003 to 12/31/2003....................     0.963637       1.195970             9,739
  01/01/2004 to 12/31/2004....................     1.195970       1.345769            16,267
  01/01/2005 to 12/31/2005....................     1.345769       1.430490            18,719
  01/01/2006 to 12/31/2006....................     1.430490       1.613643            12,771
  01/01/2007 to 12/31/2007....................     1.613643       1.544077            12,007
  01/01/2008 to 12/31/2008....................     1.544077       0.937040             9,801
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951325       0.773392                 0
  01/01/2002 to 12/31/2002....................     0.773392       0.526268            18,358
  01/01/2003 to 12/31/2003....................     0.526268       0.672453            86,569
  01/01/2004 to 12/31/2004....................     0.672453       0.717248            92,804
  01/01/2005 to 12/31/2005....................     0.717248       0.801329            90,456
  01/01/2006 to 12/31/2006....................     0.801329       0.774548            86,454
  01/01/2007 to 12/31/2007....................     0.774548       0.779073            98,686
  01/01/2008 to 12/31/2008....................     0.779073       0.467032            96,469
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.191963       9.838223                 0
  01/01/2007 to 12/31/2007....................     9.838223       9.104783                 0
  01/01/2008 to 12/31/2008....................     9.104783       4.064210                 0
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.089927       1.119914             2,467
  01/01/2002 to 12/31/2002....................     1.119914       1.211090           105,974
  01/01/2003 to 12/31/2003....................     1.211090       1.231549           110,715
  01/01/2004 to 12/31/2004....................     1.231549       1.257906            78,199
  01/01/2005 to 12/31/2005....................     1.257906       1.260304            76,459
  01/01/2006 to 12/31/2006....................     1.260304       1.287006            74,825
  01/01/2007 to 12/31/2007....................     1.287006       1.350151            66,330
  01/01/2008 to 12/31/2008....................     1.350151       1.402776            59,531
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.283966       2.583719                 0
  01/01/2005 to 12/31/2005....................     2.583719       2.711245                 0
  01/01/2006 to 12/31/2006....................     2.711245       3.104239                 0
  01/01/2007 to 12/31/2007....................     3.104239       3.408102                 0
  01/01/2008 to 12/31/2008....................     3.408102       2.143457                 0

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.332325       2.204253                 0
  01/01/2002 to 12/31/2002....................     2.204253       1.698905            16,519
  01/01/2003 to 12/31/2003....................     1.698905       2.277426            24,524
  01/01/2004 to 12/31/2004....................     2.277426       2.603083            40,810
  01/01/2005 to 12/31/2005....................     2.603083       2.733992            40,614
  01/01/2006 to 12/31/2006....................     2.733992       3.133287            29,035
  01/01/2007 to 12/31/2007....................     3.133287       3.443258            21,570
  01/01/2008 to 12/31/2008....................     3.443258       2.167747            19,570
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.345666       1.351537             7,688
  01/01/2002 to 12/31/2002....................     1.351537       1.321798            46,992
  01/01/2003 to 12/31/2003....................     1.321798       1.549270            62,320
  01/01/2004 to 12/31/2004....................     1.549270       1.648300            34,421
  01/01/2005 to 12/31/2005....................     1.648300       1.645613            34,090
  01/01/2006 to 12/31/2006....................     1.645613       1.766835            36,413
  01/01/2007 to 12/31/2007....................     1.766835       1.851593            35,041
  01/01/2008 to 12/31/2008....................     1.851593       1.482402            24,453
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.120619       0.844696             1,607
  01/01/2003 to 12/31/2003....................     0.844696       1.153810            25,080
  01/01/2004 to 12/31/2004....................     1.153810       1.207879            28,399
  01/01/2005 to 12/31/2005....................     1.207879       1.286381            28,295
  01/01/2006 to 12/31/2006....................     1.286381       1.444849            27,942
  01/01/2007 to 12/31/2007....................     1.444849       1.578411            26,519
  01/01/2008 to 12/31/2008....................     1.578411       0.951229            18,875
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998192       7.972645                 0
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.998192       6.588767                 0
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998192       7.021527                 0
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998192       6.557963                 0
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998644      11.131896                 0
  01/01/2006 to 12/31/2006....................    11.131896      12.664905                 0
  01/01/2007 to 12/31/2007....................    12.664905      12.863730                 0
  01/01/2008 to 12/31/2008....................    12.863730       7.534668                 0
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998644      10.282473                 0
  01/01/2006 to 12/31/2006....................    10.282473      10.811658                 0
  01/01/2007 to 12/31/2007....................    10.811658      11.226218                 0
  01/01/2008 to 12/31/2008....................    11.226218       9.453307                 0
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998644      10.500037                 0
  01/01/2006 to 12/31/2006....................    10.500037      11.301870                 0
  01/01/2007 to 12/31/2007....................    11.301870      11.650747                 0
  01/01/2008 to 12/31/2008....................    11.650747       8.984720                 0

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.048363       1.025998             2,149
  01/01/2002 to 12/31/2002....................     1.025998       0.856725            93,784
  01/01/2003 to 12/31/2003....................     0.856725       1.133868            95,934
  01/01/2004 to 12/31/2004....................     1.133868       1.290588           103,332
  01/01/2005 to 12/31/2005....................     1.290588       1.422138           104,143
  01/01/2006 to 12/31/2006....................     1.422138       1.536383            94,546
  01/01/2007 to 12/31/2007....................     1.536383       1.624692            54,521
  01/01/2008 to 12/31/2008....................     1.624692       1.016677            51,792
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998644      10.730452                 0
  01/01/2006 to 12/31/2006....................    10.730452      11.804992                 0
  01/01/2007 to 12/31/2007....................    11.804992      12.115408                 0
  01/01/2008 to 12/31/2008....................    12.115408       8.504432             3,590
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998644      10.955933            22,845
  01/01/2006 to 12/31/2006....................    10.955933      12.309219            22,845
  01/01/2007 to 12/31/2007....................    12.309219      12.572809            29,720
  01/01/2008 to 12/31/2008....................    12.572809       8.023765            29,472
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.681859       3.406642            16,625
  01/01/2002 to 12/31/2002....................     3.406642       2.596339           150,802
  01/01/2003 to 12/31/2003....................     2.596339       3.265700           171,989
  01/01/2004 to 12/31/2004....................     3.265700       3.542295           139,343
  01/01/2005 to 12/31/2005....................     3.542295       3.636962            84,907
  01/01/2006 to 12/31/2006....................     3.636962       4.120905            68,059
  01/01/2007 to 12/31/2007....................     4.120905       4.254739            27,028
  01/01/2008 to 12/31/2008....................     4.254739       2.625594            25,553
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.594584       8.404935                 0
  01/01/2005 to 12/31/2005....................     8.404935       8.838400                 0
  01/01/2006 to 04/30/2006....................     8.838400       9.229899                 0
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.889943       0.823998            57,606
  01/01/2002 to 12/31/2002....................     0.823998       0.646450            78,777
  01/01/2003 to 12/31/2003....................     0.646450       0.772590            90,032
  01/01/2004 to 12/31/2004....................     0.772590       0.845617           143,035
  01/01/2005 to 12/31/2005....................     0.845617       0.890991           144,960
  01/01/2006 to 04/30/2006....................     0.890991       0.930761                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.970890       0.870215                 0
  01/01/2002 to 12/31/2002....................     0.870215       0.648769               103
  01/01/2003 to 12/31/2003....................     0.648769       0.790788                 0
  01/01/2004 to 04/30/2004....................     0.790788       0.804442                 0

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.925713       0.845964                 0
  01/01/2002 to 12/31/2002....................     0.845964       0.733917             9,503
  01/01/2003 to 12/31/2003....................     0.733917       0.953240            31,304
  01/01/2004 to 12/31/2004....................     0.953240       1.120997            45,583
  01/01/2005 to 12/31/2005....................     1.120997       1.283794            46,325
  01/01/2006 to 12/31/2006....................     1.283794       1.598301            45,107
  01/01/2007 to 12/31/2007....................     1.598301       1.780944            49,356
  01/01/2008 to 12/31/2008....................     1.780944       1.009587            44,798
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.523405       3.824817         1,535,576
  01/01/2005 to 12/31/2005....................     3.824817       3.869659             5,699
  01/01/2006 to 12/31/2006....................     3.869659       4.260751             5,502
  01/01/2007 to 12/31/2007....................     4.260751       4.363207             5,518
  01/01/2008 to 12/31/2008....................     4.363207       3.332500             4,146
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.196920       1.289501                 0
  01/01/2005 to 12/31/2005....................     1.289501       1.247524                 0
  01/01/2006 to 12/31/2006....................     1.247524       1.446067                 0
  01/01/2007 to 12/31/2007....................     1.446067       1.365011                 0
  01/01/2008 to 12/31/2008....................     1.365011       0.890100                 0
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.173793       0.961149            24,807
  01/01/2003 to 12/31/2003....................     0.961149       1.185006            48,802
  01/01/2004 to 12/31/2004....................     1.185006       1.297165            67,648
  01/01/2005 to 12/31/2005....................     1.297165       1.256314            72,497
  01/01/2006 to 12/31/2006....................     1.256314       1.457427            63,772
  01/01/2007 to 12/31/2007....................     1.457427       1.377132            64,922
  01/01/2008 to 12/31/2008....................     1.377132       0.899252            20,641
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.474369       1.446003               820
  01/01/2002 to 12/31/2002....................     1.446003       1.227129            94,937
  01/01/2003 to 12/31/2003....................     1.227129       1.444011           146,261
  01/01/2004 to 04/30/2004....................     1.444011       1.430226           146,763
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.938381       0.844829                 0
  01/01/2002 to 12/31/2002....................     0.844829       0.691710            16,339
  01/01/2003 to 12/31/2003....................     0.691710       0.933511            15,921
  01/01/2004 to 12/31/2004....................     0.933511       1.095151            15,814
  01/01/2005 to 12/31/2005....................     1.095151       1.216596            15,805
  01/01/2006 to 12/31/2006....................     1.216596       1.501268            15,795
  01/01/2007 to 12/31/2007....................     1.501268       1.631910            15,785
  01/01/2008 to 12/31/2008....................     1.631910       0.927760            10,674

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.540666       1.489023                 0
  01/01/2002 to 12/31/2002....................     1.489023       1.319459            31,442
  01/01/2003 to 12/31/2003....................     1.319459       1.767245            37,898
  01/01/2004 to 12/31/2004....................     1.767245       2.132160           112,267
  01/01/2005 to 12/31/2005....................     2.132160       2.347537            66,055
  01/01/2006 to 12/31/2006....................     2.347537       2.567799            41,494
  01/01/2007 to 12/31/2007....................     2.567799       2.606135            44,278
  01/01/2008 to 12/31/2008....................     2.606135       1.346330            48,923
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.864311       8.525051                 0
  01/01/2006 to 12/31/2006....................     8.525051       9.024577                 0
  01/01/2007 to 12/31/2007....................     9.024577      10.144425                85
  01/01/2008 to 12/31/2008....................    10.144425       5.393995                85
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.526193      14.425411                48
  01/01/2005 to 12/31/2005....................    14.425411      16.457492             1,055
  01/01/2006 to 12/31/2006....................    16.457492      18.836003             2,298
  01/01/2007 to 12/31/2007....................    18.836003      19.686179             1,089
  01/01/2008 to 12/31/2008....................    19.686179      11.509665               813
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.913238      11.001653                 0
  01/01/2007 to 12/31/2007....................    11.001653      11.989085                 0
  01/01/2008 to 12/31/2008....................    11.989085      10.979944               950
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.006610       1.051401           105,424
  01/01/2002 to 12/31/2002....................     1.051401       1.130316           487,947
  01/01/2003 to 12/31/2003....................     1.130316       1.159692           689,390
  01/01/2004 to 12/31/2004....................     1.159692       1.197478           623,300
  01/01/2005 to 12/31/2005....................     1.197478       1.204410           602,519
  01/01/2006 to 12/31/2006....................     1.204410       1.238278           576,506
  01/01/2007 to 12/31/2007....................     1.238278       1.310037           565,809
  01/01/2008 to 12/31/2008....................     1.310037       1.293823           573,833
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.757161       0.608044                 0
  01/01/2002 to 12/31/2002....................     0.608044       0.294674               132
  01/01/2003 to 12/31/2003....................     0.294674       0.456720            54,480
  01/01/2004 to 12/31/2004....................     0.456720       0.429854            21,837
  01/01/2005 to 12/31/2005....................     0.429854       0.469418                 0
  01/01/2006 to 12/31/2006....................     0.469418       0.486444                 0
  01/01/2007 to 12/31/2007....................     0.486444       0.629269            24,634
  01/01/2008 to 12/31/2008....................     0.629269       0.343805            24,634
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.210177       1.175227               607
  01/01/2002 to 12/31/2002....................     1.175227       0.917643           191,944
  01/01/2003 to 12/31/2003....................     0.917643       1.315268           248,722
  01/01/2004 to 12/31/2004....................     1.315268       1.518826           176,328
  01/01/2005 to 12/31/2005....................     1.518826       1.558291           169,296
  01/01/2006 to 12/31/2006....................     1.558291       1.802342           122,616
  01/01/2007 to 12/31/2007....................     1.802342       1.742469            64,365
  01/01/2008 to 12/31/2008....................     1.742469       1.136775            56,733

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.498151      11.126248                 0
  01/01/2007 to 12/31/2007....................    11.126248      11.534018                 0
  01/01/2008 to 12/31/2008....................    11.534018       8.501714                 0
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.688748      11.380262                 0
  01/01/2007 to 12/31/2007....................    11.380262      11.821958                 0
  01/01/2008 to 12/31/2008....................    11.821958       7.794369                 0
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.101485       1.191612               509
  01/01/2005 to 12/31/2005....................     1.191612       1.246336               508
  01/01/2006 to 12/31/2006....................     1.246336       1.383930                 0
  01/01/2007 to 12/31/2007....................     1.383930       1.485729                 0
  01/01/2008 to 12/31/2008....................     1.485729       0.847537                 0
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.930056       0.821903                 0
  01/01/2002 to 12/31/2002....................     0.821903       0.452422             3,510
  01/01/2003 to 12/31/2003....................     0.452422       0.608080            14,309
  01/01/2004 to 12/31/2004....................     0.608080       0.704709            32,581
  01/01/2005 to 12/31/2005....................     0.704709       0.794604            32,961
  01/01/2006 to 12/31/2006....................     0.794604       0.829816            29,435
  01/01/2007 to 12/31/2007....................     0.829816       0.960119            27,451
  01/01/2008 to 12/31/2008....................     0.960119       0.568979            12,926
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.216138       1.294395                 0
  01/01/2005 to 12/31/2005....................     1.294395       1.409709                 0
  01/01/2006 to 12/31/2006....................     1.409709       1.437014             4,556
  01/01/2007 to 12/31/2007....................     1.437014       1.548107             4,542
  01/01/2008 to 12/31/2008....................     1.548107       0.969677                 0
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.821919       1.928279                 0
  01/01/2005 to 12/31/2005....................     1.928279       1.945400                 0
  01/01/2006 to 12/31/2006....................     1.945400       2.005988                 0
  01/01/2007 to 12/31/2007....................     2.005988       2.046064                 0
  01/01/2008 to 12/31/2008....................     2.046064       1.706125                 0
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.527141       1.560528             7,228
  01/01/2002 to 12/31/2002....................     1.560528       1.678715            88,719
  01/01/2003 to 12/31/2003....................     1.678715       1.857591           146,249
  01/01/2004 to 12/31/2004....................     1.857591       1.945452            68,056
  01/01/2005 to 12/31/2005....................     1.945452       1.964840            60,522
  01/01/2006 to 12/31/2006....................     1.964840       2.026606            62,667
  01/01/2007 to 12/31/2007....................     2.026606       2.070773            67,132
  01/01/2008 to 12/31/2008....................     2.070773       1.728951            47,555

                                                          1.65% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.505901       1.539252                 0
  01/01/2005 to 12/31/2005....................     1.539252       1.535190                 0
  01/01/2006 to 12/31/2006....................     1.535190       1.569254                 0
  01/01/2007 to 12/31/2007....................     1.569254       1.605691                 0
  01/01/2008 to 12/31/2008....................     1.605691       1.570939                 0
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.410730       1.451306            13,733
  01/01/2002 to 12/31/2002....................     1.451306       1.536391           181,818
  01/01/2003 to 12/31/2003....................     1.536391       1.534644           217,461
  01/01/2004 to 12/31/2004....................     1.534644       1.551808           126,292
  01/01/2005 to 12/31/2005....................     1.551808       1.550594           124,201
  01/01/2006 to 12/31/2006....................     1.550594       1.585917           122,798
  01/01/2007 to 12/31/2007....................     1.585917       1.624286           130,170
  01/01/2008 to 12/31/2008....................     1.624286       1.590795            80,134






                                                           1.90% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    14.172672      14.827492              176
  01/01/2007 to 12/31/2007.....................    14.827492      15.031146              481
  01/01/2008 to 12/31/2008.....................    15.031146      13.368815            1,236
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.444756       1.330307              535
  01/01/2002 to 12/31/2002.....................     1.330307       1.056569           20,279
  01/01/2003 to 12/31/2003.....................     1.056569       1.591643           54,101
  01/01/2004 to 12/31/2004.....................     1.591643       1.887702           75,489
  01/01/2005 to 12/31/2005.....................     1.887702       2.321874          148,349
  01/01/2006 to 12/31/2006.....................     2.321874       2.826312           67,536
  01/01/2007 to 12/31/2007.....................     2.826312       3.367013          115,010
  01/01/2008 to 12/31/2008.....................     3.367013       1.535335           64,492
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    11.902664      10.499323            3,986
  01/01/2002 to 12/31/2002.....................    10.499323       7.782270           45,138
  01/01/2003 to 12/31/2003.....................     7.782270      10.446540           56,743
  01/01/2004 to 12/31/2004.....................    10.446540      11.530293           54,195
  01/01/2005 to 12/31/2005.....................    11.530293      13.145857           45,865
  01/01/2006 to 12/31/2006.....................    13.145857      14.217079           39,487
  01/01/2007 to 12/31/2007.....................    14.217079      15.670441           30,888
  01/01/2008 to 12/31/2008.....................    15.670441       8.613957           29,842

                                                           1.90% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     8.065993       7.809391              117
  01/01/2002 to 12/31/2002.....................     7.809391       6.256713           66,264
  01/01/2003 to 12/31/2003.....................     6.256713       8.129742           81,136
  01/01/2004 to 12/31/2004.....................     8.129742       8.803852           63,638
  01/01/2005 to 12/31/2005.....................     8.803852       9.142449           59,996
  01/01/2006 to 12/31/2006.....................     9.142449      10.334707           56,255
  01/01/2007 to 12/31/2007.....................    10.334707      10.650459           47,058
  01/01/2008 to 12/31/2008.....................    10.650459       6.494275           45,006






                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.008137       6.997179                 0
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.998137       6.346661            13,284
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.018136       7.669513             9,132
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    31.991746      35.398525                 0
  01/01/2005 to 12/31/2005....................    35.398525      38.434373               187
  01/01/2006 to 12/31/2006....................    38.434373      40.232191                38
  01/01/2007 to 12/31/2007....................    40.232191      47.554063               824
  01/01/2008 to 12/31/2008....................    47.554063      25.319476             2,396
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.596523       3.720899           407,618
  01/01/2002 to 12/31/2002....................     3.720899       3.956996         1,001,017
  01/01/2003 to 12/31/2003....................     3.956996       4.107492         1,240,121
  01/01/2004 to 12/31/2004....................     4.107492       4.206548         1,117,236
  01/01/2005 to 12/31/2005....................     4.206548       4.224943           954,902
  01/01/2006 to 12/31/2006....................     4.224943       4.325767           802,828
  01/01/2007 to 12/31/2007....................     4.325767       4.508563           625,006
  01/01/2008 to 12/31/2008....................     4.508563       4.269915           418,207
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    33.491638      36.063514               239
  01/01/2005 to 12/31/2005....................    36.063514      36.456839               274
  01/01/2006 to 12/31/2006....................    36.456839      39.516474             1,670
  01/01/2007 to 12/31/2007....................    39.516474      41.028762             1,653
  01/01/2008 to 12/31/2008....................    41.028762      30.265364             2,178
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     7.270708       7.318365            63,416
  01/01/2008 to 12/31/2008....................     7.318365       4.510433            45,231

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.706564       6.116491            35,574
  01/01/2002 to 12/31/2002....................     6.116491       4.432809           100,630
  01/01/2003 to 12/31/2003....................     4.432809       5.661499           119,808
  01/01/2004 to 12/31/2004....................     5.661499       6.155683           125,671
  01/01/2005 to 12/31/2005....................     6.155683       6.252947           115,320
  01/01/2006 to 12/31/2006....................     6.252947       6.998310            98,886
  01/01/2007 to 04/27/2007....................     6.998310       7.332170                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.062708       1.170033            66,119
  01/01/2005 to 12/31/2005....................     1.170033       1.214294           119,095
  01/01/2006 to 12/31/2006....................     1.214294       1.422256           123,001
  01/01/2007 to 12/31/2007....................     1.422256       1.441905           184,360
  01/01/2008 to 12/31/2008....................     1.441905       0.919836           242,180
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.790820           121,578
  01/01/2003 to 12/31/2003....................     0.790820       1.052822           199,452
  01/01/2004 to 12/31/2004....................     1.052822       1.172910           296,236
  01/01/2005 to 12/31/2005....................     1.172910       1.218820           284,167
  01/01/2006 to 12/31/2006....................     1.218820       1.428459           436,332
  01/01/2007 to 12/31/2007....................     1.428459       1.450198           481,099
  01/01/2008 to 12/31/2008....................     1.450198       0.926134           494,505
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.254193       2.465109            24,164
  01/01/2005 to 12/31/2005....................     2.465109       2.587356            28,810
  01/01/2006 to 12/31/2006....................     2.587356       2.642696            36,050
  01/01/2007 to 12/31/2007....................     2.642696       3.076771            59,409
  01/01/2008 to 12/31/2008....................     3.076771       1.914892            89,570
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.929810       2.672035           160,718
  01/01/2002 to 12/31/2002....................     2.672035       1.753804           603,656
  01/01/2003 to 12/31/2003....................     1.753804       2.326154           761,914
  01/01/2004 to 12/31/2004....................     2.326154       2.483669           603,561
  01/01/2005 to 12/31/2005....................     2.483669       2.609226           474,499
  01/01/2006 to 12/31/2006....................     2.609226       2.667917           351,125
  01/01/2007 to 12/31/2007....................     2.667917       3.109043           320,432
  01/01/2008 to 12/31/2008....................     3.109043       1.936897           248,411
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.100065       2.108662         1,663,887
  01/01/2002 to 12/31/2002....................     2.108662       2.097260         4,061,865
  01/01/2003 to 12/31/2003....................     2.097260       2.073347         3,569,418
  01/01/2004 to 12/31/2004....................     2.073347       2.053265         2,392,304
  01/01/2005 to 12/31/2005....................     2.053265       2.071975         1,942,858
  01/01/2006 to 12/31/2006....................     2.071975       2.129857         1,654,762
  01/01/2007 to 12/31/2007....................     2.129857       2.194567         1,337,454
  01/01/2008 to 12/31/2008....................     2.194567       2.213552         1,887,764

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.592726       1.788307            50,656
  01/01/2005 to 12/31/2005....................     1.788307       1.826993           141,124
  01/01/2006 to 12/31/2006....................     1.826993       2.091634           242,821
  01/01/2007 to 12/31/2007....................     2.091634       1.980277           267,315
  01/01/2008 to 12/31/2008....................     1.980277       1.196189           108,295
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.424505       1.391779           273,428
  01/01/2002 to 12/31/2002....................     1.391779       1.074305         2,295,466
  01/01/2003 to 12/31/2003....................     1.074305       1.583394         2,912,649
  01/01/2004 to 12/31/2004....................     1.583394       1.792726         2,961,741
  01/01/2005 to 12/31/2005....................     1.792726       1.832328         2,494,706
  01/01/2006 to 12/31/2006....................     1.832328       2.101329         2,221,721
  01/01/2007 to 12/31/2007....................     2.101329       1.991820         1,895,249
  01/01/2008 to 12/31/2008....................     1.991820       1.204228         1,427,576
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998603      12.807859            20,978
  01/01/2005 to 12/31/2005....................    12.807859      14.265628            53,375
  01/01/2006 to 12/31/2006....................    14.265628      19.296995            69,941
  01/01/2007 to 12/31/2007....................    19.296995      16.123181            75,954
  01/01/2008 to 12/31/2008....................    16.123181       9.244955            63,882
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.776756       2.982586            55,921
  01/01/2005 to 12/31/2005....................     2.982586       3.225573           176,343
  01/01/2006 to 12/31/2006....................     3.225573       3.625504           220,820
  01/01/2007 to 12/31/2007....................     3.625504       3.718870           281,331
  01/01/2008 to 12/31/2008....................     3.718870       2.211124           328,676
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.732567       2.588653           362,611
  01/01/2002 to 12/31/2002....................     2.588653       2.123779         1,875,489
  01/01/2003 to 12/31/2003....................     2.123779       2.729749         2,439,124
  01/01/2004 to 12/31/2004....................     2.729749       3.009453         2,460,437
  01/01/2005 to 12/31/2005....................     3.009453       3.258782         2,290,744
  01/01/2006 to 12/31/2006....................     3.258782       3.665558         2,055,896
  01/01/2007 to 12/31/2007....................     3.665558       3.763142         1,813,207
  01/01/2008 to 12/31/2008....................     3.763142       2.239742         1,628,319
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    16.602310      16.762118                 0
  01/01/2007 to 12/31/2007....................    16.762118      17.091465                 0
  01/01/2008 to 12/31/2008....................    17.091465       9.249594                 0
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.808737            45,544
  01/01/2003 to 12/31/2003....................     0.808737       1.129771           255,104
  01/01/2004 to 04/30/2004....................     1.129771       1.118440           309,471

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.854664       1.526338            36,995
  01/01/2002 to 12/31/2002....................     1.526338       1.062807           109,598
  01/01/2003 to 12/31/2003....................     1.062807       1.403054           272,854
  01/01/2004 to 12/31/2004....................     1.403054       1.611447           327,760
  01/01/2005 to 12/31/2005....................     1.611447       1.689930           270,853
  01/01/2006 to 12/31/2006....................     1.689930       1.853564           264,675
  01/01/2007 to 12/31/2007....................     1.853564       1.969941           265,504
  01/01/2008 to 12/31/2008....................     1.969941       0.863100           342,225
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.226431       2.506373                 0
  01/01/2005 to 12/31/2005....................     2.506373       2.721300            15,858
  01/01/2006 to 12/31/2006....................     2.721300       2.987529            14,992
  01/01/2007 to 12/31/2007....................     2.987529       3.052602            14,965
  01/01/2008 to 12/31/2008....................     3.052602       1.827543            11,724
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.536164       2.299078            59,189
  01/01/2002 to 12/31/2002....................     2.299078       1.818119           141,546
  01/01/2003 to 12/31/2003....................     1.818119       2.265506           155,473
  01/01/2004 to 12/31/2004....................     2.265506       2.529282           161,402
  01/01/2005 to 12/31/2005....................     2.529282       2.748572           156,798
  01/01/2006 to 12/31/2006....................     2.748572       3.020387           237,001
  01/01/2007 to 12/31/2007....................     3.020387       3.089208           185,382
  01/01/2008 to 12/31/2008....................     3.089208       1.851550           150,035
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.953235       0.877953            55,533
  01/01/2002 to 12/31/2002....................     0.877953       0.621095           741,502
  01/01/2003 to 12/31/2003....................     0.621095       0.882999           740,456
  01/01/2004 to 12/31/2004....................     0.882999       0.964844           773,936
  01/01/2005 to 12/31/2005....................     0.964844       0.990281           670,881
  01/01/2006 to 12/31/2006....................     0.990281       1.068268           631,924
  01/01/2007 to 12/31/2007....................     1.068268       1.095477           596,791
  01/01/2008 to 12/31/2008....................     1.095477       0.632063           448,540
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.914334       3.156174            30,148
  01/01/2005 to 12/31/2005....................     3.156174       3.404362           122,407
  01/01/2006 to 12/31/2006....................     3.404362       3.754589           182,888
  01/01/2007 to 12/31/2007....................     3.754589       3.429814           197,001
  01/01/2008 to 12/31/2008....................     3.429814       1.816266           103,606
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.447531       2.560471           334,770
  01/01/2002 to 12/31/2002....................     2.560471       2.291097         2,067,511
  01/01/2003 to 12/31/2003....................     2.291097       2.983451         2,738,683
  01/01/2004 to 12/31/2004....................     2.983451       3.219636         2,546,970
  01/01/2005 to 12/31/2005....................     3.219636       3.476156         2,326,656
  01/01/2006 to 12/31/2006....................     3.476156       3.837617         1,986,542
  01/01/2007 to 12/31/2007....................     3.837617       3.509160         1,714,337
  01/01/2008 to 12/31/2008....................     3.509160       1.860129         1,353,146

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.871034       1.167616           123,103
  01/01/2004 to 12/31/2004....................     1.167616       1.383482           235,937
  01/01/2005 to 12/31/2005....................     1.383482       1.553879           394,697
  01/01/2006 to 12/31/2006....................     1.553879       1.968500           574,031
  01/01/2007 to 12/31/2007....................     1.968500       1.913491           473,178
  01/01/2008 to 12/31/2008....................     1.913491       1.112032           387,923
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.057837       0.880537            37,801
  01/01/2003 to 12/31/2003....................     0.880537       1.169997           215,054
  01/01/2004 to 12/31/2004....................     1.169997       1.388191           296,319
  01/01/2005 to 12/31/2005....................     1.388191       1.559674           516,442
  01/01/2006 to 12/31/2006....................     1.559674       1.977934           694,449
  01/01/2007 to 12/31/2007....................     1.977934       1.924969           675,108
  01/01/2008 to 12/31/2008....................     1.924969       1.119805           420,800
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   135.246249     165.578366               817
  01/01/2008 to 12/31/2008....................   165.578366      94.415952             4,914
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.400842       0.480537            14,379
  01/01/2006 to 12/31/2006....................     0.480537       0.484383            14,314
  01/01/2007 to 12/31/2007....................     0.484383       0.530405            14,255
  01/01/2008 to 12/31/2008....................     0.530405       0.330866            14,183
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.417514       0.435000                 0
  01/01/2005 to 04/30/2005....................     0.435000       0.396050                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.401132       0.481581           573,507
  01/01/2006 to 12/31/2006....................     0.481581       0.485789           464,174
  01/01/2007 to 12/31/2007....................     0.485789       0.532686           350,024
  01/01/2008 to 12/31/2008....................     0.532686       0.332147           271,749
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.572465       0.489875           352,657
  01/01/2002 to 12/31/2002....................     0.489875       0.342094           798,408
  01/01/2003 to 12/31/2003....................     0.342094       0.422767           921,740
  01/01/2004 to 12/31/2004....................     0.422767       0.435018           729,436
  01/01/2005 to 04/30/2005....................     0.435018       0.400005                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.136711       1.295929             3,588
  01/01/2005 to 12/31/2005....................     1.295929       1.498226            39,455
  01/01/2006 to 12/31/2006....................     1.498226       1.712075            48,111
  01/01/2007 to 12/31/2007....................     1.712075       1.852534            84,249
  01/01/2008 to 12/31/2008....................     1.852534       1.015475           128,630

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.216918       1.110102            82,951
  01/01/2002 to 12/31/2002....................     1.110102       0.899044           955,576
  01/01/2003 to 12/31/2003....................     0.899044       1.130477         1,331,970
  01/01/2004 to 12/31/2004....................     1.130477       1.311588         1,176,505
  01/01/2005 to 12/31/2005....................     1.311588       1.519088         1,063,002
  01/01/2006 to 12/31/2006....................     1.519088       1.736403           910,660
  01/01/2007 to 12/31/2007....................     1.736403       1.881172           788,443
  01/01/2008 to 12/31/2008....................     1.881172       1.031918           787,515
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.137789       0.963044           137,723
  01/01/2003 to 12/31/2003....................     0.963044       1.194645           183,049
  01/01/2004 to 12/31/2004....................     1.194645       1.343604           300,534
  01/01/2005 to 12/31/2005....................     1.343604       1.427477           312,243
  01/01/2006 to 12/31/2006....................     1.427477       1.609442           290,961
  01/01/2007 to 12/31/2007....................     1.609442       1.539282           352,118
  01/01/2008 to 12/31/2008....................     1.539282       0.933660           342,723
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951244       0.773133           124,762
  01/01/2002 to 12/31/2002....................     0.773133       0.525828           514,392
  01/01/2003 to 12/31/2003....................     0.525828       0.671555           580,545
  01/01/2004 to 12/31/2004....................     0.671555       0.715931           445,932
  01/01/2005 to 12/31/2005....................     0.715931       0.799459           407,403
  01/01/2006 to 12/31/2006....................     0.799459       0.772355           370,250
  01/01/2007 to 12/31/2007....................     0.772355       0.776477           342,240
  01/01/2008 to 12/31/2008....................     0.776477       0.465241           305,692
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.159800       9.800548                 0
  01/01/2007 to 12/31/2007....................     9.800548       9.065356               639
  01/01/2008 to 12/31/2008....................     9.065356       4.044572             2,561
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.088486       1.118152           274,931
  01/01/2002 to 12/31/2002....................     1.118152       1.208601         1,449,415
  01/01/2003 to 12/31/2003....................     1.208601       1.228394         1,978,940
  01/01/2004 to 12/31/2004....................     1.228394       1.254055         1,819,977
  01/01/2005 to 12/31/2005....................     1.254055       1.255819         1,813,763
  01/01/2006 to 12/31/2006....................     1.255819       1.281786         1,481,343
  01/01/2007 to 12/31/2007....................     1.281786       1.344000         1,397,263
  01/01/2008 to 12/31/2008....................     1.344000       1.395685         1,213,347
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.272561       2.569964            13,507
  01/01/2005 to 12/31/2005....................     2.569964       2.695468            40,758
  01/01/2006 to 12/31/2006....................     2.695468       3.084636            71,491
  01/01/2007 to 12/31/2007....................     3.084636       3.384878           113,031
  01/01/2008 to 12/31/2008....................     3.384878       2.127780           136,197

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.323975       2.195813            83,016
  01/01/2002 to 12/31/2002....................     2.195813       1.691550           446,503
  01/01/2003 to 12/31/2003....................     1.691550       2.266443           614,034
  01/01/2004 to 12/31/2004....................     2.266443       2.589231           589,029
  01/01/2005 to 12/31/2005....................     2.589231       2.718089           564,579
  01/01/2006 to 12/31/2006....................     2.718089       3.113509           518,570
  01/01/2007 to 12/31/2007....................     3.113509       3.419803           457,598
  01/01/2008 to 12/31/2008....................     3.419803       2.151898           375,726
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.342191       1.347712            42,539
  01/01/2002 to 12/31/2002....................     1.347712       1.317400           416,402
  01/01/2003 to 12/31/2003....................     1.317400       1.543333         1,444,826
  01/01/2004 to 12/31/2004....................     1.543333       1.641160         1,476,855
  01/01/2005 to 12/31/2005....................     1.641160       1.637668         1,558,814
  01/01/2006 to 12/31/2006....................     1.637668       1.757429         1,495,392
  01/01/2007 to 12/31/2007....................     1.757429       1.840810         1,545,409
  01/01/2008 to 12/31/2008....................     1.840810       1.473029         1,083,571
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.120305       0.844170            79,574
  01/01/2003 to 12/31/2003....................     0.844170       1.152523           243,889
  01/01/2004 to 12/31/2004....................     1.152523       1.205926           292,038
  01/01/2005 to 12/31/2005....................     1.205926       1.283661           309,417
  01/01/2006 to 12/31/2006....................     1.283661       1.441076           234,759
  01/01/2007 to 12/31/2007....................     1.441076       1.573498           288,449
  01/01/2008 to 12/31/2008....................     1.573498       0.947791           227,601
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998137       7.969900                 0
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.998137       6.586494             3,794
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998137       7.019107            12,383
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998137       6.555702                 0
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998603      11.128164               540
  01/01/2006 to 12/31/2006....................    11.128164      12.654347            46,847
  01/01/2007 to 12/31/2007....................    12.654347      12.846545            26,256
  01/01/2008 to 12/31/2008....................    12.846545       7.520818            24,508
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998603      10.279023                 0
  01/01/2006 to 12/31/2006....................    10.279023      10.802642                 0
  01/01/2007 to 12/31/2007....................    10.802642      11.211219            48,267
  01/01/2008 to 12/31/2008....................    11.211219       9.435942           100,091
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998603      10.496514                 0
  01/01/2006 to 12/31/2006....................    10.496514      11.292446                 0
  01/01/2007 to 12/31/2007....................    11.292446      11.635181            39,211
  01/01/2008 to 12/31/2008....................    11.635181       8.968213            72,688

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.047843       1.025233            66,365
  01/01/2002 to 12/31/2002....................     1.025233       0.855652           639,277
  01/01/2003 to 12/31/2003....................     0.855652       1.131880         1,409,636
  01/01/2004 to 12/31/2004....................     1.131880       1.287679         1,292,709
  01/01/2005 to 12/31/2005....................     1.287679       1.418226         1,244,948
  01/01/2006 to 12/31/2006....................     1.418226       1.531392         1,153,007
  01/01/2007 to 12/31/2007....................     1.531392       1.618600         1,007,718
  01/01/2008 to 12/31/2008....................     1.618600       1.012356           732,310
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998603      10.726853            27,797
  01/01/2006 to 12/31/2006....................    10.726853      11.795149            41,493
  01/01/2007 to 12/31/2007....................    11.795149      12.099222           125,444
  01/01/2008 to 12/31/2008....................    12.099222       8.488806           250,401
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998603      10.952259            23,501
  01/01/2006 to 12/31/2006....................    10.952259      12.298957           109,919
  01/01/2007 to 12/31/2007....................    12.298957      12.556012           180,678
  01/01/2008 to 12/31/2008....................    12.556012       8.009019           218,493
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.661349       3.386818            48,928
  01/01/2002 to 12/31/2002....................     3.386818       2.579943           429,949
  01/01/2003 to 12/31/2003....................     2.579943       3.243457           892,566
  01/01/2004 to 12/31/2004....................     3.243457       3.516405           740,790
  01/01/2005 to 12/31/2005....................     3.516405       3.608581           608,861
  01/01/2006 to 12/31/2006....................     3.608581       4.086709           561,972
  01/01/2007 to 12/31/2007....................     4.086709       4.217311           449,420
  01/01/2008 to 12/31/2008....................     4.217311       2.601189           333,143
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.575560       8.381102                 0
  01/01/2005 to 12/31/2005....................     8.381102       8.808945                 0
  01/01/2006 to 04/30/2006....................     8.808945       9.197654                 0
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.888975       0.822900            65,241
  01/01/2002 to 12/31/2002....................     0.822900       0.645272           357,005
  01/01/2003 to 12/31/2003....................     0.645272       0.770805           507,702
  01/01/2004 to 12/31/2004....................     0.770805       0.843241           695,894
  01/01/2005 to 12/31/2005....................     0.843241       0.888045           564,704
  01/01/2006 to 04/30/2006....................     0.888045       0.927533                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.969834       0.869044            20,965
  01/01/2002 to 12/31/2002....................     0.869044       0.647565           194,801
  01/01/2003 to 12/31/2003....................     0.647565       0.788920           234,214
  01/01/2004 to 04/30/2004....................     0.788920       0.802410           225,884

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.925535       0.845591           121,011
  01/01/2002 to 12/31/2002....................     0.845591       0.733228           442,986
  01/01/2003 to 12/31/2003....................     0.733228       0.951860           634,773
  01/01/2004 to 12/31/2004....................     0.951860       1.118812           645,800
  01/01/2005 to 12/31/2005....................     1.118812       1.280653           709,181
  01/01/2006 to 12/31/2006....................     1.280653       1.593596           715,546
  01/01/2007 to 12/31/2007....................     1.593596       1.774809         1,005,421
  01/01/2008 to 12/31/2008....................     1.774809       1.005603         1,381,235
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.493549       3.791151             5,563
  01/01/2005 to 12/31/2005....................     3.791151       3.833686           703,520
  01/01/2006 to 12/31/2006....................     3.833686       4.219038           659,330
  01/01/2007 to 12/31/2007....................     4.219038       4.318319           559,692
  01/01/2008 to 12/31/2008....................     4.318319       3.296560           443,038
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.193642       1.285543            17,312
  01/01/2005 to 12/31/2005....................     1.285543       1.243075            65,365
  01/01/2006 to 12/31/2006....................     1.243075       1.440192            72,160
  01/01/2007 to 12/31/2007....................     1.440192       1.358781            90,982
  01/01/2008 to 12/31/2008....................     1.358781       0.885593            90,331
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.171754       0.959150           346,899
  01/01/2003 to 12/31/2003....................     0.959150       1.181930           848,193
  01/01/2004 to 12/31/2004....................     1.181930       1.293149           949,348
  01/01/2005 to 12/31/2005....................     1.293149       1.251800           914,208
  01/01/2006 to 12/31/2006....................     1.251800       1.451467           723,318
  01/01/2007 to 12/31/2007....................     1.451467       1.370811           630,985
  01/01/2008 to 12/31/2008....................     1.370811       0.894674           443,787
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.469458       1.440828           181,947
  01/01/2002 to 12/31/2002....................     1.440828       1.222127           881,791
  01/01/2003 to 12/31/2003....................     1.222127       1.437415         1,416,076
  01/01/2004 to 04/30/2004....................     1.437415       1.423459         1,653,745
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.937140       0.843508           226,647
  01/01/2002 to 12/31/2002....................     0.843508       0.690294           498,276
  01/01/2003 to 12/31/2003....................     0.690294       0.931131           682,309
  01/01/2004 to 12/31/2004....................     0.931131       1.091812           794,122
  01/01/2005 to 12/31/2005....................     1.091812       1.212282           787,078
  01/01/2006 to 12/31/2006....................     1.212282       1.495198           707,346
  01/01/2007 to 12/31/2007....................     1.495198       1.624495           761,825
  01/01/2008 to 12/31/2008....................     1.624495       0.923080           644,186

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.538630       1.486683            20,342
  01/01/2002 to 12/31/2002....................     1.486683       1.316717           288,491
  01/01/2003 to 12/31/2003....................     1.316717       1.762691           658,288
  01/01/2004 to 12/31/2004....................     1.762691       2.125600         1,027,671
  01/01/2005 to 12/31/2005....................     2.125600       2.339149         1,264,582
  01/01/2006 to 12/31/2006....................     2.339149       2.557347         1,267,251
  01/01/2007 to 12/31/2007....................     2.557347       2.594222         1,136,886
  01/01/2008 to 12/31/2008....................     2.594222       1.339502           822,006
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.847731       8.504261             6,071
  01/01/2006 to 12/31/2006....................     8.504261       8.998080             5,915
  01/01/2007 to 12/31/2007....................     8.998080      10.109556            12,195
  01/01/2008 to 12/31/2008....................    10.109556       5.372750            17,905
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.481349      14.369004                 0
  01/01/2005 to 12/31/2005....................    14.369004      16.384971             3,781
  01/01/2006 to 12/31/2006....................    16.384971      18.743653            12,093
  01/01/2007 to 12/31/2007....................    18.743653      19.579813            22,376
  01/01/2008 to 12/31/2008....................    19.579813      11.441724            15,227
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.896863      10.981503             3,734
  01/01/2007 to 12/31/2007....................    10.981503      11.961113             3,389
  01/01/2008 to 12/31/2008....................    11.961113      10.948834            88,179
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.006417       1.050940           562,362
  01/01/2002 to 12/31/2002....................     1.050940       1.129254         4,762,348
  01/01/2003 to 12/31/2003....................     1.129254       1.158024         6,709,034
  01/01/2004 to 12/31/2004....................     1.158024       1.195156         5,534,458
  01/01/2005 to 12/31/2005....................     1.195156       1.201476         5,367,521
  01/01/2006 to 12/31/2006....................     1.201476       1.234645         4,855,271
  01/01/2007 to 12/31/2007....................     1.234645       1.305537         4,450,840
  01/01/2008 to 12/31/2008....................     1.305537       1.288733         3,648,880
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.757014       0.607775            18,155
  01/01/2002 to 12/31/2002....................     0.607775       0.294387           519,010
  01/01/2003 to 12/31/2003....................     0.294387       0.456051         1,399,521
  01/01/2004 to 12/31/2004....................     0.456051       0.429009         1,186,422
  01/01/2005 to 12/31/2005....................     0.429009       0.468262         1,144,765
  01/01/2006 to 12/31/2006....................     0.468262       0.485004           880,683
  01/01/2007 to 12/31/2007....................     0.485004       0.627091           674,926
  01/01/2008 to 12/31/2008....................     0.627091       0.342443           653,831
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.208576       1.173386           102,424
  01/01/2002 to 12/31/2002....................     1.173386       0.915740           343,070
  01/01/2003 to 12/31/2003....................     0.915740       1.311881           539,219
  01/01/2004 to 12/31/2004....................     1.311881       1.514155           535,835
  01/01/2005 to 12/31/2005....................     1.514155       1.552724           501,978
  01/01/2006 to 12/31/2006....................     1.552724       1.795008           529,665
  01/01/2007 to 12/31/2007....................     1.795008       1.734506           475,069
  01/01/2008 to 12/31/2008....................     1.734506       1.131011           316,456

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.495088      11.119315                 0
  01/01/2007 to 12/31/2007....................    11.119315      11.521036             1,083
  01/01/2008 to 12/31/2008....................    11.521036       8.487882             8,005
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.685630      11.373171               625
  01/01/2007 to 12/31/2007....................    11.373171      11.808653                 0
  01/01/2008 to 12/31/2008....................    11.808653       7.781685                 0
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.098467       1.187953            11,541
  01/01/2005 to 12/31/2005....................     1.187953       1.241890           129,605
  01/01/2006 to 12/31/2006....................     1.241890       1.378305           151,455
  01/01/2007 to 12/31/2007....................     1.378305       1.478947           219,446
  01/01/2008 to 12/31/2008....................     1.478947       0.843244           245,924
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.929877       0.821539            71,429
  01/01/2002 to 12/31/2002....................     0.821539       0.451995           409,032
  01/01/2003 to 12/31/2003....................     0.451995       0.607194           695,188
  01/01/2004 to 12/31/2004....................     0.607194       0.703329           811,663
  01/01/2005 to 12/31/2005....................     0.703329       0.792654         1,209,925
  01/01/2006 to 12/31/2006....................     0.792654       0.827366         1,238,714
  01/01/2007 to 12/31/2007....................     0.827366       0.956803         1,432,615
  01/01/2008 to 12/31/2008....................     0.956803       0.566729         1,106,900
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.211782       1.289331             2,226
  01/01/2005 to 12/31/2005....................     1.289331       1.403494           101,287
  01/01/2006 to 12/31/2006....................     1.403494       1.429965           123,083
  01/01/2007 to 12/31/2007....................     1.429965       1.539738           115,234
  01/01/2008 to 12/31/2008....................     1.539738       0.963951            57,713
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.813275       1.918495            31,750
  01/01/2005 to 12/31/2005....................     1.918495       1.934564           130,239
  01/01/2006 to 12/31/2006....................     1.934564       1.993820           137,490
  01/01/2007 to 12/31/2007....................     1.993820       2.032630           132,878
  01/01/2008 to 12/31/2008....................     2.032630       1.694074           110,433
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.522054       1.554944           165,060
  01/01/2002 to 12/31/2002....................     1.554944       1.671871         1,042,646
  01/01/2003 to 12/31/2003....................     1.671871       1.849097         1,664,331
  01/01/2004 to 12/31/2004....................     1.849097       1.935587         1,585,780
  01/01/2005 to 12/31/2005....................     1.935587       1.953901         1,439,913
  01/01/2006 to 12/31/2006....................     1.953901       2.014319         1,330,272
  01/01/2007 to 12/31/2007....................     2.014319       2.057184         1,278,719
  01/01/2008 to 12/31/2008....................     2.057184       1.716743           841,928

                                                          1.70% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.498756       1.531441            77,187
  01/01/2005 to 12/31/2005....................     1.531441       1.526638           174,838
  01/01/2006 to 12/31/2006....................     1.526638       1.559734           206,693
  01/01/2007 to 12/31/2007....................     1.559734       1.595148           207,731
  01/01/2008 to 12/31/2008....................     1.595148       1.559842           195,938
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.406031       1.446117           353,452
  01/01/2002 to 12/31/2002....................     1.446117       1.530123         2,456,065
  01/01/2003 to 12/31/2003....................     1.530123       1.527621         2,163,056
  01/01/2004 to 12/31/2004....................     1.527621       1.543931         1,709,312
  01/01/2005 to 12/31/2005....................     1.543931       1.541954         1,548,201
  01/01/2006 to 12/31/2006....................     1.541954       1.576295         1,299,216
  01/01/2007 to 12/31/2007....................     1.576295       1.613619         1,117,633
  01/01/2008 to 12/31/2008....................     1.613619       1.579556           774,143






                                                           1.95% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    14.108981      14.755966             7,672
  01/01/2007 to 12/31/2007.....................    14.755966      14.951120            28,536
  01/01/2008 to 12/31/2008.....................    14.951120      13.290972            28,023
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.442464       1.327864           105,244
  01/01/2002 to 12/31/2002.....................     1.327864       1.054096           469,062
  01/01/2003 to 12/31/2003.....................     1.054096       1.587124           820,699
  01/01/2004 to 12/31/2004.....................     1.587124       1.881399           926,661
  01/01/2005 to 12/31/2005.....................     1.881399       2.312969         1,142,032
  01/01/2006 to 12/31/2006.....................     2.312969       2.814070         1,347,849
  01/01/2007 to 12/31/2007.....................     2.814070       3.350744         1,336,022
  01/01/2008 to 12/31/2008.....................     3.350744       1.527148         1,129,630
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    11.799521      10.405746            68,458
  01/01/2002 to 12/31/2002.....................    10.405746       7.709043           494,235
  01/01/2003 to 12/31/2003.....................     7.709043      10.343073           819,991
  01/01/2004 to 12/31/2004.....................    10.343073      11.410370           909,262
  01/01/2005 to 12/31/2005.....................    11.410370      13.002650           878,842
  01/01/2006 to 12/31/2006.....................    13.002650      14.055192           791,214
  01/01/2007 to 12/31/2007.....................    14.055192      15.484216           698,597
  01/01/2008 to 12/31/2008.....................    15.484216       8.507311           602,136

                                                           1.95% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     7.996107       7.739803           100,571
  01/01/2002 to 12/31/2002.....................     7.739803       6.197869           534,754
  01/01/2003 to 12/31/2003.....................     6.197869       8.049268           962,599
  01/01/2004 to 12/31/2004.....................     8.049268       8.712336           949,614
  01/01/2005 to 12/31/2005.....................     8.712336       9.042904           878,348
  01/01/2006 to 12/31/2006.....................     9.042904      10.217085           796,767
  01/01/2007 to 12/31/2007.....................    10.217085      10.523951           698,784
  01/01/2008 to 12/31/2008.....................    10.523951       6.413909           506,727






                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.008082       6.994767            17,352
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.998082       6.344471             1,168
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.018081       7.666872            49,546
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    31.736430      35.104377                64
  01/01/2005 to 12/31/2005....................    35.104377      38.096005             1,812
  01/01/2006 to 12/31/2006....................    38.096005      39.858105             1,947
  01/01/2007 to 12/31/2007....................    39.858105      47.088223               997
  01/01/2008 to 12/31/2008....................    47.088223      25.058834             1,092
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.564549       3.686901            21,660
  01/01/2002 to 12/31/2002....................     3.686901       3.918881           103,404
  01/01/2003 to 12/31/2003....................     3.918881       4.065889           139,465
  01/01/2004 to 12/31/2004....................     4.065889       4.161855           194,839
  01/01/2005 to 12/31/2005....................     4.161855       4.177970           201,187
  01/01/2006 to 12/31/2006....................     4.177970       4.275541           173,536
  01/01/2007 to 12/31/2007....................     4.275541       4.453975           151,531
  01/01/2008 to 12/31/2008....................     4.453975       4.216102           110,718
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    33.194386      35.731588             2,864
  01/01/2005 to 12/31/2005....................    35.731588      36.103287             3,629
  01/01/2006 to 12/31/2006....................    36.103287      39.113745             3,580
  01/01/2007 to 12/31/2007....................    39.113745      40.590210             3,430
  01/01/2008 to 12/31/2008....................    40.590210      29.926829             3,335
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     7.184474       7.229138             8,829
  01/01/2008 to 12/31/2008....................     7.229138       4.453202             8,950

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.646372       6.060088                 0
  01/01/2002 to 12/31/2002....................     6.060088       4.389732               474
  01/01/2003 to 12/31/2003....................     4.389732       5.603676             1,915
  01/01/2004 to 12/31/2004....................     5.603676       6.089758             8,720
  01/01/2005 to 12/31/2005....................     6.089758       6.182898            11,905
  01/01/2006 to 12/31/2006....................     6.182898       6.916462            10,789
  01/01/2007 to 04/27/2007....................     6.916462       7.245237                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.061641       1.168471             8,354
  01/01/2005 to 12/31/2005....................     1.168471       1.212068            95,691
  01/01/2006 to 12/31/2006....................     1.212068       1.418943           106,128
  01/01/2007 to 12/31/2007....................     1.418943       1.437822           144,649
  01/01/2008 to 12/31/2008....................     1.437822       0.916770           244,421
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.790550               177
  01/01/2003 to 12/31/2003....................     0.790550       1.051924            39,697
  01/01/2004 to 12/31/2004....................     1.051924       1.171322            55,769
  01/01/2005 to 12/31/2005....................     1.171322       1.216563            55,882
  01/01/2006 to 12/31/2006....................     1.216563       1.425104            64,195
  01/01/2007 to 12/31/2007....................     1.425104       1.446064            63,383
  01/01/2008 to 12/31/2008....................     1.446064       0.923030            66,482
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.243496       2.452599             2,210
  01/01/2005 to 12/31/2005....................     2.452599       2.572942            20,789
  01/01/2006 to 12/31/2006....................     2.572942       2.626664            28,701
  01/01/2007 to 12/31/2007....................     2.626664       3.056569            26,062
  01/01/2008 to 12/31/2008....................     3.056569       1.901362            25,496
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.920053       2.662472             3,467
  01/01/2002 to 12/31/2002....................     2.662472       1.746649            35,532
  01/01/2003 to 12/31/2003....................     1.746649       2.315518            54,177
  01/01/2004 to 12/31/2004....................     2.315518       2.471073            77,526
  01/01/2005 to 12/31/2005....................     2.471073       2.594700            73,945
  01/01/2006 to 12/31/2006....................     2.594700       2.651740            69,579
  01/01/2007 to 12/31/2007....................     2.651740       3.088639            58,861
  01/01/2008 to 12/31/2008....................     3.088639       1.923218            36,842
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.081394       2.089393             3,726
  01/01/2002 to 12/31/2002....................     2.089393       2.077056           115,911
  01/01/2003 to 12/31/2003....................     2.077056       2.052347           206,527
  01/01/2004 to 12/31/2004....................     2.052347       2.031450           278,708
  01/01/2005 to 12/31/2005....................     2.031450       2.048939           185,112
  01/01/2006 to 12/31/2006....................     2.048939       2.105127           172,528
  01/01/2007 to 12/31/2007....................     2.105127       2.167996           387,558
  01/01/2008 to 12/31/2008....................     2.167996       2.185655           654,686

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.589679       1.784294           148,765
  01/01/2005 to 12/31/2005....................     1.784294       1.821985           203,709
  01/01/2006 to 12/31/2006....................     1.821985       2.084860           205,388
  01/01/2007 to 12/31/2007....................     2.084860       1.972871           177,221
  01/01/2008 to 12/31/2008....................     1.972871       1.191117           151,263
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.423799       1.390747            20,109
  01/01/2002 to 12/31/2002....................     1.390747       1.072963           127,030
  01/01/2003 to 12/31/2003....................     1.072963       1.580633           210,395
  01/01/2004 to 12/31/2004....................     1.580633       1.788704           335,614
  01/01/2005 to 12/31/2005....................     1.788704       1.827306           319,903
  01/01/2006 to 12/31/2006....................     1.827306       2.094525           284,755
  01/01/2007 to 12/31/2007....................     2.094525       1.984371           228,249
  01/01/2008 to 12/31/2008....................     1.984371       1.199122           194,841
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998562      12.803566            18,087
  01/01/2005 to 12/31/2005....................    12.803566      14.253740            32,011
  01/01/2006 to 12/31/2006....................    14.253740      19.271313            29,817
  01/01/2007 to 12/31/2007....................    19.271313      16.093623            28,382
  01/01/2008 to 12/31/2008....................    16.093623       9.223364            30,168
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.763584       2.967454           118,920
  01/01/2005 to 12/31/2005....................     2.967454       3.207608           264,817
  01/01/2006 to 12/31/2006....................     3.207608       3.603515           287,060
  01/01/2007 to 12/31/2007....................     3.603515       3.694457           281,743
  01/01/2008 to 12/31/2008....................     3.694457       2.195503           274,172
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.723469       2.579391            24,718
  01/01/2002 to 12/31/2002....................     2.579391       2.115126            83,313
  01/01/2003 to 12/31/2003....................     2.115126       2.717278           186,217
  01/01/2004 to 12/31/2004....................     2.717278       2.994202           211,415
  01/01/2005 to 12/31/2005....................     2.994202       3.240652           201,782
  01/01/2006 to 12/31/2006....................     3.240652       3.643348           176,762
  01/01/2007 to 12/31/2007....................     3.643348       3.738461           158,512
  01/01/2008 to 12/31/2008....................     3.738461       2.223933           133,700
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    16.522192      16.675697                 0
  01/01/2007 to 12/31/2007....................    16.675697      16.994797                 0
  01/01/2008 to 12/31/2008....................    16.994797       9.192653                 0
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.808467               100
  01/01/2003 to 12/31/2003....................     0.808467       1.128826             1,646
  01/01/2004 to 04/30/2004....................     1.128826       1.117321            29,700

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.850647       1.522653             1,120
  01/01/2002 to 12/31/2002....................     1.522653       1.059709             7,895
  01/01/2003 to 12/31/2003....................     1.059709       1.398268            16,456
  01/01/2004 to 12/31/2004....................     1.398268       1.605146            76,130
  01/01/2005 to 12/31/2005....................     1.605146       1.682482            88,921
  01/01/2006 to 12/31/2006....................     1.682482       1.844474            77,933
  01/01/2007 to 12/31/2007....................     1.844474       1.959295            74,024
  01/01/2008 to 12/31/2008....................     1.959295       0.858003            83,938
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.214200       2.491778                 0
  01/01/2005 to 12/31/2005....................     2.491778       2.704105            10,968
  01/01/2006 to 12/31/2006....................     2.704105       2.967172            19,938
  01/01/2007 to 12/31/2007....................     2.967172       3.030278            22,097
  01/01/2008 to 12/31/2008....................     3.030278       1.813265            22,046
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.525819       2.289129             2,385
  01/01/2002 to 12/31/2002....................     2.289129       1.809350             4,199
  01/01/2003 to 12/31/2003....................     1.809350       2.253454             2,026
  01/01/2004 to 12/31/2004....................     2.253454       2.514566             6,254
  01/01/2005 to 12/31/2005....................     2.514566       2.731219            16,611
  01/01/2006 to 12/31/2006....................     2.731219       2.999822             9,416
  01/01/2007 to 12/31/2007....................     2.999822       3.066631             9,631
  01/01/2008 to 12/31/2008....................     3.066631       1.837094             9,437
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.953154       0.877663             4,721
  01/01/2002 to 12/31/2002....................     0.877663       0.620592           174,872
  01/01/2003 to 12/31/2003....................     0.620592       0.881848           118,928
  01/01/2004 to 12/31/2004....................     0.881848       0.963104           135,981
  01/01/2005 to 12/31/2005....................     0.963104       0.988003           138,822
  01/01/2006 to 12/31/2006....................     0.988003       1.065279           151,858
  01/01/2007 to 12/31/2007....................     1.065279       1.091862           136,058
  01/01/2008 to 12/31/2008....................     1.091862       0.629661           131,626
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.898327       3.137798            61,517
  01/01/2005 to 12/31/2005....................     3.137798       3.382855            84,795
  01/01/2006 to 12/31/2006....................     3.382855       3.729010            79,792
  01/01/2007 to 12/31/2007....................     3.729010       3.404734            76,457
  01/01/2008 to 12/31/2008....................     3.404734       1.802078            54,773
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.437546       2.549392            37,773
  01/01/2002 to 12/31/2002....................     2.549392       2.280051           155,827
  01/01/2003 to 12/31/2003....................     2.280051       2.967584           250,141
  01/01/2004 to 12/31/2004....................     2.967584       3.200907           299,987
  01/01/2005 to 12/31/2005....................     3.200907       3.454213           275,447
  01/01/2006 to 12/31/2006....................     3.454213       3.811492           198,711
  01/01/2007 to 12/31/2007....................     3.811492       3.483518           155,645
  01/01/2008 to 12/31/2008....................     3.483518       1.845607           133,661

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.870354       1.166319            10,812
  01/01/2004 to 12/31/2004....................     1.166319       1.381253            90,003
  01/01/2005 to 12/31/2005....................     1.381253       1.550602           248,819
  01/01/2006 to 12/31/2006....................     1.550602       1.963370           277,125
  01/01/2007 to 12/31/2007....................     1.963370       1.907544           240,339
  01/01/2008 to 12/31/2008....................     1.907544       1.108020           268,163
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.057541       0.879995                95
  01/01/2003 to 12/31/2003....................     0.879995       1.168691            21,408
  01/01/2004 to 12/31/2004....................     1.168691       1.385947            69,855
  01/01/2005 to 12/31/2005....................     1.385947       1.556376            48,223
  01/01/2006 to 12/31/2006....................     1.556376       1.972768            34,363
  01/01/2007 to 12/31/2007....................     1.972768       1.918976            45,500
  01/01/2008 to 12/31/2008....................     1.918976       1.115758            38,832
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   135.246249     165.551600                 0
  01/01/2008 to 12/31/2008....................   165.551600      94.353216               976
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.399839       0.479176             4,640
  01/01/2006 to 12/31/2006....................     0.479176       0.482769             5,186
  01/01/2007 to 12/31/2007....................     0.482769       0.528373             5,827
  01/01/2008 to 12/31/2008....................     0.528373       0.329433             6,547
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.416677       0.433984                 0
  01/01/2005 to 04/30/2005....................     0.433984       0.395061                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.400119       0.480206            72,925
  01/01/2006 to 12/31/2006....................     0.480206       0.484161            65,534
  01/01/2007 to 12/31/2007....................     0.484161       0.530634            37,428
  01/01/2008 to 12/31/2008....................     0.530634       0.330701            48,966
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.572129       0.489463             9,969
  01/01/2002 to 12/31/2002....................     0.489463       0.341629            47,944
  01/01/2003 to 12/31/2003....................     0.341629       0.421983            80,148
  01/01/2004 to 12/31/2004....................     0.421983       0.433993            74,239
  01/01/2005 to 04/30/2005....................     0.433993       0.398997                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.129334       1.287093            41,739
  01/01/2005 to 12/31/2005....................     1.287093       1.487269            61,754
  01/01/2006 to 12/31/2006....................     1.487269       1.698707            98,090
  01/01/2007 to 12/31/2007....................     1.698707       1.837145            99,709
  01/01/2008 to 12/31/2008....................     1.837145       1.006533           112,096

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.210739       1.104195             7,748
  01/01/2002 to 12/31/2002....................     1.104195       0.893799            76,640
  01/01/2003 to 12/31/2003....................     0.893799       1.123316           144,888
  01/01/2004 to 12/31/2004....................     1.123316       1.302626           141,794
  01/01/2005 to 12/31/2005....................     1.302626       1.507957           138,161
  01/01/2006 to 12/31/2006....................     1.507957       1.722820           108,060
  01/01/2007 to 12/31/2007....................     1.722820       1.865519            88,517
  01/01/2008 to 12/31/2008....................     1.865519       1.022818           112,920
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.137471       0.962451                88
  01/01/2003 to 12/31/2003....................     0.962451       1.193316            64,371
  01/01/2004 to 12/31/2004....................     1.193316       1.341436           111,251
  01/01/2005 to 12/31/2005....................     1.341436       1.424464           124,480
  01/01/2006 to 12/31/2006....................     1.424464       1.605244            99,789
  01/01/2007 to 12/31/2007....................     1.605244       1.534496            84,250
  01/01/2008 to 12/31/2008....................     1.534496       0.930289           152,065
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951163       0.772873            10,431
  01/01/2002 to 12/31/2002....................     0.772873       0.525388            40,581
  01/01/2003 to 12/31/2003....................     0.525388       0.670658            87,936
  01/01/2004 to 12/31/2004....................     0.670658       0.714616            93,534
  01/01/2005 to 12/31/2005....................     0.714616       0.797594           186,763
  01/01/2006 to 12/31/2006....................     0.797594       0.770168           230,361
  01/01/2007 to 12/31/2007....................     0.770168       0.773889           159,337
  01/01/2008 to 12/31/2008....................     0.773889       0.463458            83,431
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.127749       9.763018                 0
  01/01/2007 to 12/31/2007....................     9.763018       9.026099                 0
  01/01/2008 to 12/31/2008....................     9.026099       4.025029                 0
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.087046       1.116398            62,580
  01/01/2002 to 12/31/2002....................     1.116398       1.206098           196,049
  01/01/2003 to 12/31/2003....................     1.206098       1.225242           367,394
  01/01/2004 to 12/31/2004....................     1.225242       1.250210           515,898
  01/01/2005 to 12/31/2005....................     1.250210       1.251344           482,756
  01/01/2006 to 12/31/2006....................     1.251344       1.276583           288,711
  01/01/2007 to 12/31/2007....................     1.276583       1.337871           291,791
  01/01/2008 to 12/31/2008....................     1.337871       1.388624           247,678
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.261212       2.556283            38,448
  01/01/2005 to 12/31/2005....................     2.556283       2.679782            58,542
  01/01/2006 to 12/31/2006....................     2.679782       3.065157            27,179
  01/01/2007 to 12/31/2007....................     3.065157       3.361812            22,685
  01/01/2008 to 12/31/2008....................     3.361812       2.112218            23,428

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.315655       2.187411            28,649
  01/01/2002 to 12/31/2002....................     2.187411       1.684230            87,636
  01/01/2003 to 12/31/2003....................     1.684230       2.255498           142,245
  01/01/2004 to 12/31/2004....................     2.255498       2.575436           151,792
  01/01/2005 to 12/31/2005....................     2.575436       2.702260           100,066
  01/01/2006 to 12/31/2006....................     2.702260       3.093834            75,733
  01/01/2007 to 12/31/2007....................     3.093834       3.396484            56,077
  01/01/2008 to 12/31/2008....................     3.396484       2.136150            30,933
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.338725       1.343890            38,193
  01/01/2002 to 12/31/2002....................     1.343890       1.313005           209,548
  01/01/2003 to 12/31/2003....................     1.313005       1.537430           232,356
  01/01/2004 to 12/31/2004....................     1.537430       1.634064           377,650
  01/01/2005 to 12/31/2005....................     1.634064       1.629774           419,612
  01/01/2006 to 12/31/2006....................     1.629774       1.748086           607,140
  01/01/2007 to 12/31/2007....................     1.748086       1.830104           334,563
  01/01/2008 to 12/31/2008....................     1.830104       1.463727           258,663
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.119992       0.843658             2,402
  01/01/2003 to 12/31/2003....................     0.843658       1.151241            16,115
  01/01/2004 to 12/31/2004....................     1.151241       1.203982            88,267
  01/01/2005 to 12/31/2005....................     1.203982       1.280953            75,044
  01/01/2006 to 12/31/2006....................     1.280953       1.437318            87,745
  01/01/2007 to 12/31/2007....................     1.437318       1.568605            82,636
  01/01/2008 to 12/31/2008....................     1.568605       0.944369            79,538
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998082       7.967157                 0
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.998082       6.584222                 0
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998082       7.016687                 0
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998082       6.553441                 0
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998562      11.124432                 0
  01/01/2006 to 12/31/2006....................    11.124432      12.643798               360
  01/01/2007 to 12/31/2007....................    12.643798      12.829381             2,017
  01/01/2008 to 12/31/2008....................    12.829381       7.506994                 0
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998562      10.275574                 0
  01/01/2006 to 12/31/2006....................    10.275574      10.793634                 0
  01/01/2007 to 12/31/2007....................    10.793634      11.196241             4,335
  01/01/2008 to 12/31/2008....................    11.196241       9.418609             6,179
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998562      10.492993                 0
  01/01/2006 to 12/31/2006....................    10.492993      11.283030            14,757
  01/01/2007 to 12/31/2007....................    11.283030      11.619636            15,454
  01/01/2008 to 12/31/2008....................    11.619636       8.951737           104,152

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.047323       1.024468            11,128
  01/01/2002 to 12/31/2002....................     1.024468       0.854588           105,536
  01/01/2003 to 12/31/2003....................     0.854588       1.129909           134,757
  01/01/2004 to 12/31/2004....................     1.129909       1.284793           241,100
  01/01/2005 to 12/31/2005....................     1.284793       1.414342           266,741
  01/01/2006 to 12/31/2006....................     1.414342       1.526437           287,990
  01/01/2007 to 12/31/2007....................     1.526437       1.612552           266,076
  01/01/2008 to 12/31/2008....................     1.612552       1.008066           182,281
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998562      10.723254            56,832
  01/01/2006 to 12/31/2006....................    10.723254      11.785315           131,284
  01/01/2007 to 12/31/2007....................    11.785315      12.083058           205,087
  01/01/2008 to 12/31/2008....................    12.083058       8.473208           247,919
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998562      10.948585               215
  01/01/2006 to 12/31/2006....................    10.948585      12.288704            42,082
  01/01/2007 to 12/31/2007....................    12.288704      12.539237            57,458
  01/01/2008 to 12/31/2008....................    12.539237       7.994300           202,218
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.640953       3.367114             1,602
  01/01/2002 to 12/31/2002....................     3.367114       2.563650            12,885
  01/01/2003 to 12/31/2003....................     2.563650       3.221364            43,016
  01/01/2004 to 12/31/2004....................     3.221364       3.490703            64,423
  01/01/2005 to 12/31/2005....................     3.490703       3.580420            97,762
  01/01/2006 to 12/31/2006....................     3.580420       4.052796           100,301
  01/01/2007 to 12/31/2007....................     4.052796       4.180212           101,371
  01/01/2008 to 12/31/2008....................     4.180212       2.577011            61,718
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.556583       8.357337                 0
  01/01/2005 to 12/31/2005....................     8.357337       8.779589                 0
  01/01/2006 to 04/30/2006....................     8.779589       9.165521                 0
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.888009       0.821799                 0
  01/01/2002 to 12/31/2002....................     0.821799       0.644076               113
  01/01/2003 to 12/31/2003....................     0.644076       0.768987                 0
  01/01/2004 to 12/31/2004....................     0.768987       0.840830            20,198
  01/01/2005 to 12/31/2005....................     0.840830       0.885065            20,198
  01/01/2006 to 04/30/2006....................     0.885065       0.924271                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.968779       0.867885                 0
  01/01/2002 to 12/31/2002....................     0.867885       0.646387            34,021
  01/01/2003 to 12/31/2003....................     0.646387       0.787096            41,109
  01/01/2004 to 04/30/2004....................     0.787096       0.800424            47,051

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.925357       0.845217             9,822
  01/01/2002 to 12/31/2002....................     0.845217       0.732535            63,544
  01/01/2003 to 12/31/2003....................     0.732535       0.950484            66,468
  01/01/2004 to 12/31/2004....................     0.950484       1.116635           190,556
  01/01/2005 to 12/31/2005....................     1.116635       1.277525           182,570
  01/01/2006 to 12/31/2006....................     1.277525       1.588911           141,246
  01/01/2007 to 12/31/2007....................     1.588911       1.768702           113,491
  01/01/2008 to 12/31/2008....................     1.768702       1.001639           242,984
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.463946       3.757780           748,598
  01/01/2005 to 12/31/2005....................     3.757780       3.798047            29,289
  01/01/2006 to 12/31/2006....................     3.798047       4.177733            64,920
  01/01/2007 to 12/31/2007....................     4.177733       4.273893            26,627
  01/01/2008 to 12/31/2008....................     4.273893       3.261008             9,893
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.190373       1.281597            65,000
  01/01/2005 to 12/31/2005....................     1.281597       1.238642           126,276
  01/01/2006 to 12/31/2006....................     1.238642       1.434340           176,329
  01/01/2007 to 12/31/2007....................     1.434340       1.352580           174,040
  01/01/2008 to 12/31/2008....................     1.352580       0.881108            89,792
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.169719       0.957165             6,240
  01/01/2003 to 12/31/2003....................     0.957165       1.178909           133,374
  01/01/2004 to 12/31/2004....................     1.178909       1.289198           194,259
  01/01/2005 to 12/31/2005....................     1.289198       1.247353           171,490
  01/01/2006 to 12/31/2006....................     1.247353       1.445591           171,979
  01/01/2007 to 12/31/2007....................     1.445591       1.364574           165,072
  01/01/2008 to 12/31/2008....................     1.364574       0.890156           146,342
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.464563       1.435667             1,192
  01/01/2002 to 12/31/2002....................     1.435667       1.217133            66,379
  01/01/2003 to 12/31/2003....................     1.217133       1.430821            95,693
  01/01/2004 to 04/30/2004....................     1.430821       1.416697            76,285
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.935900       0.842180            11,455
  01/01/2002 to 12/31/2002....................     0.842180       0.688853            24,171
  01/01/2003 to 12/31/2003....................     0.688853       0.928722            92,621
  01/01/2004 to 12/31/2004....................     0.928722       1.088442           170,719
  01/01/2005 to 12/31/2005....................     1.088442       1.207937           150,731
  01/01/2006 to 12/31/2006....................     1.207937       1.489098           146,976
  01/01/2007 to 12/31/2007....................     1.489098       1.617054           100,201
  01/01/2008 to 12/31/2008....................     1.617054       0.918390           101,183

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.536596       1.484349                 0
  01/01/2002 to 12/31/2002....................     1.484349       1.313988            26,949
  01/01/2003 to 12/31/2003....................     1.313988       1.758158            63,043
  01/01/2004 to 12/31/2004....................     1.758158       2.119071           112,493
  01/01/2005 to 12/31/2005....................     2.119071       2.330802           161,509
  01/01/2006 to 12/31/2006....................     2.330802       2.546952           163,271
  01/01/2007 to 12/31/2007....................     2.546952       2.582378           145,254
  01/01/2008 to 12/31/2008....................     2.582378       1.332715           164,885
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.831187       8.483521                 0
  01/01/2006 to 12/31/2006....................     8.483521       8.971660                 0
  01/01/2007 to 12/31/2007....................     8.971660      10.074807                 0
  01/01/2008 to 12/31/2008....................    10.074807       5.351588             1,271
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.436666      14.312817               198
  01/01/2005 to 12/31/2005....................    14.312817      16.312769             1,060
  01/01/2006 to 12/31/2006....................    16.312769      18.651755             5,079
  01/01/2007 to 12/31/2007....................    18.651755      19.474022             3,827
  01/01/2008 to 12/31/2008....................    19.474022      11.374184             3,856
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.880512      10.961390                 0
  01/01/2007 to 12/31/2007....................    10.961390      11.933207                 0
  01/01/2008 to 12/31/2008....................    11.933207      10.917812             7,652
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.006224       1.050481            67,026
  01/01/2002 to 12/31/2002....................     1.050481       1.128196           209,548
  01/01/2003 to 12/31/2003....................     1.128196       1.156359           600,340
  01/01/2004 to 12/31/2004....................     1.156359       1.192840           980,317
  01/01/2005 to 12/31/2005....................     1.192840       1.198549         1,194,322
  01/01/2006 to 12/31/2006....................     1.198549       1.231023         1,062,443
  01/01/2007 to 12/31/2007....................     1.231023       1.301053         1,040,407
  01/01/2008 to 12/31/2008....................     1.301053       1.283663           850,289
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.756868       0.607511               541
  01/01/2002 to 12/31/2002....................     0.607511       0.294110            48,205
  01/01/2003 to 12/31/2003....................     0.294110       0.455407           110,818
  01/01/2004 to 12/31/2004....................     0.455407       0.428188           250,575
  01/01/2005 to 12/31/2005....................     0.428188       0.467133           245,900
  01/01/2006 to 12/31/2006....................     0.467133       0.483593           239,089
  01/01/2007 to 12/31/2007....................     0.483593       0.624953         1,033,649
  01/01/2008 to 12/31/2008....................     0.624953       0.341104           149,173
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.206977       1.171534               179
  01/01/2002 to 12/31/2002....................     1.171534       0.913844            23,573
  01/01/2003 to 12/31/2003....................     0.913844       1.308508            99,526
  01/01/2004 to 12/31/2004....................     1.308508       1.509505           163,286
  01/01/2005 to 12/31/2005....................     1.509505       1.547185           203,208
  01/01/2006 to 12/31/2006....................     1.547185       1.787713           204,188
  01/01/2007 to 12/31/2007....................     1.787713       1.726587           175,221
  01/01/2008 to 12/31/2008....................     1.726587       1.125282           642,666

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.492026      11.112386                 0
  01/01/2007 to 12/31/2007....................    11.112386      11.508070                 0
  01/01/2008 to 12/31/2008....................    11.508070       8.474073                 0
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.682513      11.366084                 0
  01/01/2007 to 12/31/2007....................    11.366084      11.795362                 0
  01/01/2008 to 12/31/2008....................    11.795362       7.769023                 0
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.095457       1.184306            51,500
  01/01/2005 to 12/31/2005....................     1.184306       1.237459           147,785
  01/01/2006 to 12/31/2006....................     1.237459       1.372704           171,064
  01/01/2007 to 12/31/2007....................     1.372704       1.472196           170,721
  01/01/2008 to 12/31/2008....................     1.472196       0.838973           207,463
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.929697       0.821174            21,033
  01/01/2002 to 12/31/2002....................     0.821174       0.451565            97,033
  01/01/2003 to 12/31/2003....................     0.451565       0.606324           140,811
  01/01/2004 to 12/31/2004....................     0.606324       0.701969           275,114
  01/01/2005 to 12/31/2005....................     0.701969       0.790727           370,784
  01/01/2006 to 12/31/2006....................     0.790727       0.824943           364,831
  01/01/2007 to 12/31/2007....................     0.824943       0.953522           300,706
  01/01/2008 to 12/31/2008....................     0.953522       0.564501           258,258
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.207441       1.284287             3,681
  01/01/2005 to 12/31/2005....................     1.284287       1.397307            13,664
  01/01/2006 to 12/31/2006....................     1.397307       1.422950            23,804
  01/01/2007 to 12/31/2007....................     1.422950       1.531415            32,881
  01/01/2008 to 12/31/2008....................     1.531415       0.958258            17,399
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.804672       1.908760            51,649
  01/01/2005 to 12/31/2005....................     1.908760       1.923788            95,345
  01/01/2006 to 12/31/2006....................     1.923788       1.981726           351,332
  01/01/2007 to 12/31/2007....................     1.981726       2.019285           154,535
  01/01/2008 to 12/31/2008....................     2.019285       1.682107           133,117
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.516984       1.549379            38,272
  01/01/2002 to 12/31/2002....................     1.549379       1.665060           132,507
  01/01/2003 to 12/31/2003....................     1.665060       1.840643           154,353
  01/01/2004 to 12/31/2004....................     1.840643       1.925771           164,886
  01/01/2005 to 12/31/2005....................     1.925771       1.943023           160,582
  01/01/2006 to 12/31/2006....................     1.943023       2.002106            89,916
  01/01/2007 to 12/31/2007....................     2.002106       2.043684            59,980
  01/01/2008 to 12/31/2008....................     2.043684       1.704622            53,629

                                                          1.75% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.491645       1.523669            77,794
  01/01/2005 to 12/31/2005....................     1.523669       1.518134           234,270
  01/01/2006 to 12/31/2006....................     1.518134       1.550272           251,225
  01/01/2007 to 12/31/2007....................     1.550272       1.584674           284,515
  01/01/2008 to 12/31/2008....................     1.584674       1.548824           217,462
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.401347       1.440939            61,324
  01/01/2002 to 12/31/2002....................     1.440939       1.523888           241,884
  01/01/2003 to 12/31/2003....................     1.523888       1.520638           298,044
  01/01/2004 to 12/31/2004....................     1.520638       1.536104           314,814
  01/01/2005 to 12/31/2005....................     1.536104       1.533371           287,868
  01/01/2006 to 12/31/2006....................     1.533371       1.566739           216,650
  01/01/2007 to 12/31/2007....................     1.566739       1.603031           210,026
  01/01/2008 to 12/31/2008....................     1.603031       1.568405           161,768






                                                           2.00% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    14.045577      14.684786           11,838
  01/01/2007 to 12/31/2007.....................    14.684786      14.871520            3,293
  01/01/2008 to 12/31/2008.....................    14.871520      13.213582            3,678
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.440175       1.325422            4,070
  01/01/2002 to 12/31/2002.....................     1.325422       1.051628           31,805
  01/01/2003 to 12/31/2003.....................     1.051628       1.582616           65,892
  01/01/2004 to 12/31/2004.....................     1.582616       1.875116          218,216
  01/01/2005 to 12/31/2005.....................     1.875116       2.304096          372,962
  01/01/2006 to 12/31/2006.....................     2.304096       2.801877          316,463
  01/01/2007 to 12/31/2007.....................     2.801877       3.334549          301,867
  01/01/2008 to 12/31/2008.....................     3.334549       1.519002          266,237
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    11.697271      10.312989            9,898
  01/01/2002 to 12/31/2002.....................    10.312989       7.636492           41,293
  01/01/2003 to 12/31/2003.....................     7.636492      10.240627           77,558
  01/01/2004 to 12/31/2004.....................    10.240627      11.291691          133,562
  01/01/2005 to 12/31/2005.....................    11.291691      12.860999          183,013
  01/01/2006 to 12/31/2006.....................    12.860999      13.895143          166,701
  01/01/2007 to 12/31/2007.....................    13.895143      15.300201          154,808
  01/01/2008 to 12/31/2008.....................    15.300201       8.401982          144,836

                                                           2.00% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     7.926827       7.670819           15,325
  01/01/2002 to 12/31/2002.....................     7.670819       6.139539           57,868
  01/01/2003 to 12/31/2003.....................     6.139539       7.969526          117,873
  01/01/2004 to 12/31/2004.....................     7.969526       8.621702          185,434
  01/01/2005 to 12/31/2005.....................     8.621702       8.944370          193,613
  01/01/2006 to 12/31/2006.....................     8.944370      10.100721          180,586
  01/01/2007 to 12/31/2007.....................    10.100721      10.398861          164,386
  01/01/2008 to 12/31/2008.....................    10.398861       6.334487          150,065






                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.008027       6.992356            25,748
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.998027       6.342282           177,791
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.018026       7.664231            53,851
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    31.483151      34.812673               634
  01/01/2005 to 12/31/2005....................    34.812673      37.760615             1,985
  01/01/2006 to 12/31/2006....................    37.760615      39.487497             1,327
  01/01/2007 to 12/31/2007....................    39.487497      46.626945            21,493
  01/01/2008 to 12/31/2008....................    46.626945      24.800875             4,369
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.533391       3.653767                 0
  01/01/2002 to 12/31/2002....................     3.653767       3.881723                 0
  01/01/2003 to 12/31/2003....................     3.881723       4.025325           913,492
  01/01/2004 to 12/31/2004....................     4.025325       4.118268         1,161,289
  01/01/2005 to 12/31/2005....................     4.118268       4.132153           656,918
  01/01/2006 to 12/31/2006....................     4.132153       4.226546           615,709
  01/01/2007 to 12/31/2007....................     4.226546       4.400722           577,278
  01/01/2008 to 12/31/2008....................     4.400722       4.163605           366,791
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    32.899771      35.402716               287
  01/01/2005 to 12/31/2005....................    35.402716      35.753163             1,849
  01/01/2006 to 12/31/2006....................    35.753163      38.715120             2,016
  01/01/2007 to 12/31/2007....................    38.715120      40.156345            19,227
  01/01/2008 to 12/31/2008....................    40.156345      29.592080             1,679
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     7.099125       7.140861            35,850
  01/01/2008 to 12/31/2008....................     7.140861       4.396612            28,434

                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.586721       6.004076                 0
  01/01/2002 to 12/31/2002....................     6.004076       4.346981                 0
  01/01/2003 to 12/31/2003....................     4.346981       5.546336            24,426
  01/01/2004 to 12/31/2004....................     5.546336       6.024424            34,878
  01/01/2005 to 12/31/2005....................     6.024424       6.113516            56,975
  01/01/2006 to 12/31/2006....................     6.113516       6.835440            42,007
  01/01/2007 to 04/27/2007....................     6.835440       7.159196                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.060576       1.166912            77,406
  01/01/2005 to 12/31/2005....................     1.166912       1.209847           204,817
  01/01/2006 to 12/31/2006....................     1.209847       1.415637           240,399
  01/01/2007 to 12/31/2007....................     1.415637       1.433751           212,842
  01/01/2008 to 12/31/2008....................     1.433751       0.913715           185,191
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.790288                 0
  01/01/2003 to 12/31/2003....................     0.790288       1.051051           124,959
  01/01/2004 to 12/31/2004....................     1.051051       1.169764           235,691
  01/01/2005 to 12/31/2005....................     1.169764       1.214339           166,770
  01/01/2006 to 12/31/2006....................     1.214339       1.421789           187,897
  01/01/2007 to 12/31/2007....................     1.421789       1.441976           152,421
  01/01/2008 to 12/31/2008....................     1.441976       0.919958           130,311
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.232851       2.440152             9,229
  01/01/2005 to 12/31/2005....................     2.440152       2.558608            42,755
  01/01/2006 to 12/31/2006....................     2.558608       2.610728            73,706
  01/01/2007 to 12/31/2007....................     2.610728       3.036498            83,463
  01/01/2008 to 12/31/2008....................     3.036498       1.887928            56,015
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.910328       2.652904                 0
  01/01/2002 to 12/31/2002....................     2.652904       1.739501                 0
  01/01/2003 to 12/31/2003....................     1.739501       2.304886           267,041
  01/01/2004 to 12/31/2004....................     2.304886       2.458494           384,762
  01/01/2005 to 12/31/2005....................     2.458494       2.580205           269,629
  01/01/2006 to 12/31/2006....................     2.580205       2.635612           221,057
  01/01/2007 to 12/31/2007....................     2.635612       3.068310           198,405
  01/01/2008 to 12/31/2008....................     3.068310       1.909600           156,926
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.062903       2.070343                 0
  01/01/2002 to 12/31/2002....................     2.070343       2.057093                 0
  01/01/2003 to 12/31/2003....................     2.057093       2.031611           363,801
  01/01/2004 to 12/31/2004....................     2.031611       2.009917           776,610
  01/01/2005 to 12/31/2005....................     2.009917       2.026210           635,276
  01/01/2006 to 12/31/2006....................     2.026210       2.080737           844,050
  01/01/2007 to 12/31/2007....................     2.080737       2.141800         2,595,950
  01/01/2008 to 12/31/2008....................     2.141800       2.158164         1,366,121

                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.586637       1.780290           298,819
  01/01/2005 to 12/31/2005....................     1.780290       1.816990           629,393
  01/01/2006 to 12/31/2006....................     1.816990       2.078108           617,539
  01/01/2007 to 12/31/2007....................     2.078108       1.965493           537,078
  01/01/2008 to 12/31/2008....................     1.965493       1.186065           442,933
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.423094       1.389674                 0
  01/01/2002 to 12/31/2002....................     1.389674       1.071604                 0
  01/01/2003 to 12/31/2003....................     1.071604       1.577841           791,970
  01/01/2004 to 12/31/2004....................     1.577841       1.784649         1,272,092
  01/01/2005 to 12/31/2005....................     1.784649       1.822255         1,251,799
  01/01/2006 to 12/31/2006....................     1.822255       2.087695         1,064,094
  01/01/2007 to 12/31/2007....................     2.087695       1.976906           926,143
  01/01/2008 to 12/31/2008....................     1.976906       1.194009           825,881
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998521      12.799274            13,918
  01/01/2005 to 12/31/2005....................    12.799274      14.241861            63,448
  01/01/2006 to 12/31/2006....................    14.241861      19.245665           148,772
  01/01/2007 to 12/31/2007....................    19.245665      16.064120            82,026
  01/01/2008 to 12/31/2008....................    16.064120       9.201824            61,552
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.750474       2.952398           347,254
  01/01/2005 to 12/31/2005....................     2.952398       3.189744           913,089
  01/01/2006 to 12/31/2006....................     3.189744       3.581659         1,075,377
  01/01/2007 to 12/31/2007....................     3.581659       3.670203         1,195,069
  01/01/2008 to 12/31/2008....................     3.670203       2.179993         1,060,947
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.714400       2.570126                 0
  01/01/2002 to 12/31/2002....................     2.570126       2.106467                 0
  01/01/2003 to 12/31/2003....................     2.106467       2.704803           558,882
  01/01/2004 to 12/31/2004....................     2.704803       2.978962         1,024,789
  01/01/2005 to 12/31/2005....................     2.978962       3.222551         1,036,111
  01/01/2006 to 12/31/2006....................     3.222551       3.621192           905,169
  01/01/2007 to 12/31/2007....................     3.621192       3.713858           813,817
  01/01/2008 to 12/31/2008....................     3.713858       2.208187           646,174
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    16.442460      16.589722               615
  01/01/2007 to 12/31/2007....................    16.589722      16.898674               599
  01/01/2008 to 12/31/2008....................    16.898674       9.136063               675
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.808196                 0
  01/01/2003 to 12/31/2003....................     0.808196       1.127879           165,137
  01/01/2004 to 04/30/2004....................     1.127879       1.116201           312,106

                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.846639       1.518952                 0
  01/01/2002 to 12/31/2002....................     1.518952       1.056601                 0
  01/01/2003 to 12/31/2003....................     1.056601       1.393466            77,073
  01/01/2004 to 12/31/2004....................     1.393466       1.598830           344,030
  01/01/2005 to 12/31/2005....................     1.598830       1.675028           234,423
  01/01/2006 to 12/31/2006....................     1.675028       1.835386           296,157
  01/01/2007 to 12/31/2007....................     1.835386       1.948661           307,133
  01/01/2008 to 12/31/2008....................     1.948661       0.852917           291,458
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.202036       2.477268            11,504
  01/01/2005 to 12/31/2005....................     2.477268       2.687019           178,154
  01/01/2006 to 12/31/2006....................     2.687019       2.946953           247,574
  01/01/2007 to 12/31/2007....................     2.946953       3.008116           222,271
  01/01/2008 to 12/31/2008....................     3.008116       1.799099           135,457
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.515517       2.279191                 0
  01/01/2002 to 12/31/2002....................     2.279191       1.800590                 0
  01/01/2003 to 12/31/2003....................     1.800590       2.241418            30,002
  01/01/2004 to 12/31/2004....................     2.241418       2.499882            82,268
  01/01/2005 to 12/31/2005....................     2.499882       2.713916            95,577
  01/01/2006 to 12/31/2006....................     2.713916       2.979331           111,148
  01/01/2007 to 12/31/2007....................     2.979331       3.044154            84,146
  01/01/2008 to 12/31/2008....................     3.044154       1.822712            70,114
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.953073       0.877353                 0
  01/01/2002 to 12/31/2002....................     0.877353       0.620052                 0
  01/01/2003 to 12/31/2003....................     0.620052       0.880635           192,342
  01/01/2004 to 12/31/2004....................     0.880635       0.961297           346,531
  01/01/2005 to 12/31/2005....................     0.961297       0.985657           452,222
  01/01/2006 to 12/31/2006....................     0.985657       1.062219           547,907
  01/01/2007 to 12/31/2007....................     1.062219       1.088179           515,436
  01/01/2008 to 12/31/2008....................     1.088179       0.627221           437,435
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.882408       3.119529           171,631
  01/01/2005 to 12/31/2005....................     3.119529       3.361483           433,126
  01/01/2006 to 12/31/2006....................     3.361483       3.703604           464,148
  01/01/2007 to 12/31/2007....................     3.703604       3.379837           441,332
  01/01/2008 to 12/31/2008....................     3.379837       1.788000           364,088
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.427601       2.538329                 0
  01/01/2002 to 12/31/2002....................     2.538329       2.269013                 0
  01/01/2003 to 12/31/2003....................     2.269013       2.951746           696,060
  01/01/2004 to 12/31/2004....................     2.951746       3.182228         1,092,845
  01/01/2005 to 12/31/2005....................     3.182228       3.432344         1,025,948
  01/01/2006 to 12/31/2006....................     3.432344       3.785473           812,927
  01/01/2007 to 12/31/2007....................     3.785473       3.457998           715,886
  01/01/2008 to 12/31/2008....................     3.457998       1.831165           580,502

                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.869676       1.165014           259,670
  01/01/2004 to 12/31/2004....................     1.165014       1.379016           842,725
  01/01/2005 to 12/31/2005....................     1.379016       1.547320         1,301,214
  01/01/2006 to 12/31/2006....................     1.547320       1.958238         1,509,790
  01/01/2007 to 12/31/2007....................     1.958238       1.901601         1,458,315
  01/01/2008 to 12/31/2008....................     1.901601       1.104012         1,085,548
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   131.890185     161.361339             1,032
  01/01/2008 to 12/31/2008....................   161.361339      91.918801             4,205
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.398838       0.477818                 0
  01/01/2006 to 12/31/2006....................     0.477818       0.481161           121,820
  01/01/2007 to 12/31/2007....................     0.481161       0.526348           261,622
  01/01/2008 to 12/31/2008....................     0.526348       0.328006           279,997
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.415841       0.432970                 0
  01/01/2005 to 04/30/2005....................     0.432970       0.394074                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.399113       0.478839            87,333
  01/01/2006 to 12/31/2006....................     0.478839       0.482542            91,496
  01/01/2007 to 12/31/2007....................     0.482542       0.528594            89,578
  01/01/2008 to 12/31/2008....................     0.528594       0.329264           109,713
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.571794       0.489043                 0
  01/01/2002 to 12/31/2002....................     0.489043       0.341165                 0
  01/01/2003 to 12/31/2003....................     0.341165       0.421202            85,038
  01/01/2004 to 12/31/2004....................     0.421202       0.432973           120,204
  01/01/2005 to 04/30/2005....................     0.432973       0.397995                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.122006       1.278317            98,569
  01/01/2005 to 12/31/2005....................     1.278317       1.476392           116,395
  01/01/2006 to 12/31/2006....................     1.476392       1.685443           206,068
  01/01/2007 to 12/31/2007....................     1.685443       1.821884           200,483
  01/01/2008 to 12/31/2008....................     1.821884       0.997671           226,767
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.204593       1.098294                 0
  01/01/2002 to 12/31/2002....................     1.098294       0.888585                 0
  01/01/2003 to 12/31/2003....................     0.888585       1.116207           287,623
  01/01/2004 to 12/31/2004....................     1.116207       1.293735           452,489
  01/01/2005 to 12/31/2005....................     1.293735       1.496917           475,370
  01/01/2006 to 12/31/2006....................     1.496917       1.709355           722,928
  01/01/2007 to 12/31/2007....................     1.709355       1.850008           570,385
  01/01/2008 to 12/31/2008....................     1.850008       1.013804           356,371

                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.137153       0.961851                 0
  01/01/2003 to 12/31/2003....................     0.961851       1.191969           204,491
  01/01/2004 to 12/31/2004....................     1.191969       1.339250           665,983
  01/01/2005 to 12/31/2005....................     1.339250       1.421434           397,540
  01/01/2006 to 12/31/2006....................     1.421434       1.601032           384,895
  01/01/2007 to 12/31/2007....................     1.601032       1.529699           445,515
  01/01/2008 to 12/31/2008....................     1.529699       0.926915           318,586
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951082       0.772614                 0
  01/01/2002 to 12/31/2002....................     0.772614       0.524949                 0
  01/01/2003 to 12/31/2003....................     0.524949       0.669751           291,886
  01/01/2004 to 12/31/2004....................     0.669751       0.713291           498,349
  01/01/2005 to 12/31/2005....................     0.713291       0.795718           254,332
  01/01/2006 to 12/31/2006....................     0.795718       0.767974           279,201
  01/01/2007 to 12/31/2007....................     0.767974       0.771297           194,709
  01/01/2008 to 12/31/2008....................     0.771297       0.461673           185,666
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.095810       9.725632             9,464
  01/01/2007 to 12/31/2007....................     9.725632       8.987013            17,246
  01/01/2008 to 12/31/2008....................     8.987013       4.005580            10,715
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.085718       1.114758                 0
  01/01/2002 to 12/31/2002....................     1.114758       1.203721                 0
  01/01/2003 to 12/31/2003....................     1.203721       1.222219           441,288
  01/01/2004 to 12/31/2004....................     1.222219       1.246500           756,101
  01/01/2005 to 12/31/2005....................     1.246500       1.247009           916,786
  01/01/2006 to 12/31/2006....................     1.247009       1.271526           959,464
  01/01/2007 to 12/31/2007....................     1.271526       1.331902           888,328
  01/01/2008 to 12/31/2008....................     1.331902       1.381736           683,180
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.249920       2.542674            34,290
  01/01/2005 to 12/31/2005....................     2.542674       2.664187            85,008
  01/01/2006 to 12/31/2006....................     2.664187       3.045800           127,438
  01/01/2007 to 12/31/2007....................     3.045800       3.338902           152,672
  01/01/2008 to 12/31/2008....................     3.338902       2.096770           112,014
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.307365       2.179002                 0
  01/01/2002 to 12/31/2002....................     2.179002       1.676921                 0
  01/01/2003 to 12/31/2003....................     1.676921       2.244593           161,613
  01/01/2004 to 12/31/2004....................     2.244593       2.561699           275,294
  01/01/2005 to 12/31/2005....................     2.561699       2.686508           228,891
  01/01/2006 to 12/31/2006....................     2.686508       3.074265           243,046
  01/01/2007 to 12/31/2007....................     3.074265       3.373304           194,655
  01/01/2008 to 12/31/2008....................     3.373304       2.120505           114,144

                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.347357       1.352219                 0
  01/01/2002 to 12/31/2002....................     1.352219       1.320482                 0
  01/01/2003 to 12/31/2003....................     1.320482       1.545403           574,171
  01/01/2004 to 12/31/2004....................     1.545403       1.641715         1,122,377
  01/01/2005 to 12/31/2005....................     1.641715       1.636589         1,503,415
  01/01/2006 to 12/31/2006....................     1.636589       1.754521         1,396,552
  01/01/2007 to 12/31/2007....................     1.754521       1.835917         1,507,424
  01/01/2008 to 12/31/2008....................     1.835917       1.467640         1,082,874
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.119679       0.843139                 0
  01/01/2003 to 12/31/2003....................     0.843139       1.149956           247,022
  01/01/2004 to 12/31/2004....................     1.149956       1.202034           317,299
  01/01/2005 to 12/31/2005....................     1.202034       1.278243           311,468
  01/01/2006 to 12/31/2006....................     1.278243       1.433563           250,669
  01/01/2007 to 12/31/2007....................     1.433563       1.563721           245,447
  01/01/2008 to 12/31/2008....................     1.563721       0.940955           232,003
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998027       7.964414             7,936
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.998027       6.581951                 0
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998027       7.014269             5,481
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.998027       6.551182                 0
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998521      11.120702             9,066
  01/01/2006 to 12/31/2006....................    11.120702      12.633257           108,443
  01/01/2007 to 12/31/2007....................    12.633257      12.812241           105,586
  01/01/2008 to 12/31/2008....................    12.812241       7.493196            72,839
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998521      10.272126                 0
  01/01/2006 to 12/31/2006....................    10.272126      10.784634               372
  01/01/2007 to 12/31/2007....................    10.784634      11.181282            10,653
  01/01/2008 to 12/31/2008....................    11.181282       9.401307            50,787
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998521      10.489472            68,609
  01/01/2006 to 12/31/2006....................    10.489472      11.273622           172,221
  01/01/2007 to 12/31/2007....................    11.273622      11.604112           267,987
  01/01/2008 to 12/31/2008....................    11.604112       8.935290           230,219
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.046820       1.023707                 0
  01/01/2002 to 12/31/2002....................     1.023707       0.853524                 0
  01/01/2003 to 12/31/2003....................     0.853524       1.127939           589,542
  01/01/2004 to 12/31/2004....................     1.127939       1.281910           755,774
  01/01/2005 to 12/31/2005....................     1.281910       1.410465           752,629
  01/01/2006 to 12/31/2006....................     1.410465       1.521494           813,392
  01/01/2007 to 12/31/2007....................     1.521494       1.606521           798,232
  01/01/2008 to 12/31/2008....................     1.606521       1.003791           525,690

                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998521      10.719658            45,110
  01/01/2006 to 12/31/2006....................    10.719658      11.775489           325,941
  01/01/2007 to 12/31/2007....................    11.775489      12.066915           667,660
  01/01/2008 to 12/31/2008....................    12.066915       8.457638           674,397
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998521      10.944914            37,255
  01/01/2006 to 12/31/2006....................    10.944914      12.278459           446,140
  01/01/2007 to 12/31/2007....................    12.278459      12.522484         1,020,309
  01/01/2008 to 12/31/2008....................    12.522484       7.979608         1,096,980
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.620753       3.347546                 0
  01/01/2002 to 12/31/2002....................     3.347546       2.547469                 0
  01/01/2003 to 12/31/2003....................     2.547469       3.199436           333,587
  01/01/2004 to 12/31/2004....................     3.199436       3.465204           462,306
  01/01/2005 to 12/31/2005....................     3.465204       3.552494           517,014
  01/01/2006 to 12/31/2006....................     3.552494       4.019181           494,410
  01/01/2007 to 12/31/2007....................     4.019181       4.143456           412,988
  01/01/2008 to 12/31/2008....................     4.143456       2.553067           326,448
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.537654       8.333639               951
  01/01/2005 to 12/31/2005....................     8.333639       8.750330             9,122
  01/01/2006 to 04/30/2006....................     8.750330       9.133501             9,064
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.887043       0.820688                 0
  01/01/2002 to 12/31/2002....................     0.820688       0.642886                 0
  01/01/2003 to 12/31/2003....................     0.642886       0.767177           107,536
  01/01/2004 to 12/31/2004....................     0.767177       0.838431           342,499
  01/01/2005 to 12/31/2005....................     0.838431       0.882100           322,528
  01/01/2006 to 04/30/2006....................     0.882100       0.921026                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.967726       0.866711                 0
  01/01/2002 to 12/31/2002....................     0.866711       0.645185                 0
  01/01/2003 to 12/31/2003....................     0.645185       0.785238           149,647
  01/01/2004 to 04/30/2004....................     0.785238       0.798403           204,781
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.914654       0.835222                 0
  01/01/2002 to 12/31/2002....................     0.835222       0.723488                 0
  01/01/2003 to 12/31/2003....................     0.723488       0.938320           409,906
  01/01/2004 to 12/31/2004....................     0.938320       1.101793           485,395
  01/01/2005 to 12/31/2005....................     1.101793       1.259916           568,043
  01/01/2006 to 12/31/2006....................     1.259916       1.566229           879,041
  01/01/2007 to 12/31/2007....................     1.566229       1.742577           854,004
  01/01/2008 to 12/31/2008....................     1.742577       0.986348           626,081
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.434595       3.724703            26,180
  01/01/2005 to 12/31/2005....................     3.724703       3.762739           558,656
  01/01/2006 to 12/31/2006....................     3.762739       4.136833           614,438
  01/01/2007 to 12/31/2007....................     4.136833       4.229924           699,190
  01/01/2008 to 12/31/2008....................     4.229924       3.225839           586,413

                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.187112       1.277664           111,950
  01/01/2005 to 12/31/2005....................     1.277664       1.234224           348,789
  01/01/2006 to 12/31/2006....................     1.234224       1.428512           389,451
  01/01/2007 to 12/31/2007....................     1.428512       1.346407           386,404
  01/01/2008 to 12/31/2008....................     1.346407       0.876646           340,314
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.167687       0.955185                 0
  01/01/2003 to 12/31/2003....................     0.955185       1.175881           597,716
  01/01/2004 to 12/31/2004....................     1.175881       1.285242           897,297
  01/01/2005 to 12/31/2005....................     1.285242       1.242906           851,356
  01/01/2006 to 12/31/2006....................     1.242906       1.439719           688,320
  01/01/2007 to 12/31/2007....................     1.439719       1.358348           649,135
  01/01/2008 to 12/31/2008....................     1.358348       0.885650           623,072
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.459684       1.430518                 0
  01/01/2002 to 12/31/2002....................     1.430518       1.212160                 0
  01/01/2003 to 12/31/2003....................     1.212160       1.424264           470,667
  01/01/2004 to 04/30/2004....................     1.424264       1.409972           848,091
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.934737       0.840911                 0
  01/01/2002 to 12/31/2002....................     0.840911       0.687473                 0
  01/01/2003 to 12/31/2003....................     0.687473       0.926400           356,051
  01/01/2004 to 12/31/2004....................     0.926400       1.085176           660,635
  01/01/2005 to 12/31/2005....................     1.085176       1.203712           596,141
  01/01/2006 to 12/31/2006....................     1.203712       1.483150           884,577
  01/01/2007 to 12/31/2007....................     1.483150       1.609786           725,827
  01/01/2008 to 12/31/2008....................     1.609786       0.913803           503,519
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.534564       1.481995                 0
  01/01/2002 to 12/31/2002....................     1.481995       1.311255                 0
  01/01/2003 to 12/31/2003....................     1.311255       1.753620           214,021
  01/01/2004 to 12/31/2004....................     1.753620       2.112544           839,167
  01/01/2005 to 12/31/2005....................     2.112544       2.322465           954,904
  01/01/2006 to 12/31/2006....................     2.322465       2.536576         1,138,147
  01/01/2007 to 12/31/2007....................     2.536576       2.570564           854,362
  01/01/2008 to 12/31/2008....................     2.570564       1.325950           479,771
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.814678       8.462832            10,647
  01/01/2006 to 12/31/2006....................     8.462832       8.945317            18,672
  01/01/2007 to 12/31/2007....................     8.945317      10.040176            22,012
  01/01/2008 to 12/31/2008....................    10.040176       5.330510            23,323
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.392143      14.256850                45
  01/01/2005 to 12/31/2005....................    14.256850      16.240884            15,611
  01/01/2006 to 12/31/2006....................    16.240884      18.560308            33,621
  01/01/2007 to 12/31/2007....................    18.560308      19.368802            42,472
  01/01/2008 to 12/31/2008....................    19.368802      11.307042            27,617

                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.864185      10.941313               748
  01/01/2007 to 12/31/2007....................    10.941313      11.905365            48,562
  01/01/2008 to 12/31/2008....................    11.905365      10.886878            89,169
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.006031       1.050020                 0
  01/01/2002 to 12/31/2002....................     1.050020       1.127136                 0
  01/01/2003 to 12/31/2003....................     1.127136       1.154696         2,175,034
  01/01/2004 to 12/31/2004....................     1.154696       1.190527         3,506,085
  01/01/2005 to 12/31/2005....................     1.190527       1.195629         4,498,027
  01/01/2006 to 12/31/2006....................     1.195629       1.227412         3,930,634
  01/01/2007 to 12/31/2007....................     1.227412       1.296585         3,838,996
  01/01/2008 to 12/31/2008....................     1.296585       1.278613         4,213,369
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.756722       0.607225                 0
  01/01/2002 to 12/31/2002....................     0.607225       0.293826                 0
  01/01/2003 to 12/31/2003....................     0.293826       0.454727           440,493
  01/01/2004 to 12/31/2004....................     0.454727       0.427335           588,015
  01/01/2005 to 12/31/2005....................     0.427335       0.465970           411,449
  01/01/2006 to 12/31/2006....................     0.465970       0.482148           396,504
  01/01/2007 to 12/31/2007....................     0.482148       0.622772           440,908
  01/01/2008 to 12/31/2008....................     0.622772       0.339743           470,231
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.205377       1.169674                 0
  01/01/2002 to 12/31/2002....................     1.169674       0.911935                 0
  01/01/2003 to 12/31/2003....................     0.911935       1.305123           626,428
  01/01/2004 to 12/31/2004....................     1.305123       1.504846           931,858
  01/01/2005 to 12/31/2005....................     1.504846       1.541640           779,009
  01/01/2006 to 12/31/2006....................     1.541640       1.780418           628,609
  01/01/2007 to 12/31/2007....................     1.780418       1.718677           580,246
  01/01/2008 to 12/31/2008....................     1.718677       1.119564           532,663
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.488966      11.105461             1,207
  01/01/2007 to 12/31/2007....................    11.105461      11.495118             1,368
  01/01/2008 to 12/31/2008....................    11.495118       8.460286             6,587
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.679397      11.359002               693
  01/01/2007 to 12/31/2007....................    11.359002      11.782087             1,172
  01/01/2008 to 12/31/2008....................    11.782087       7.756380               920
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.092456       1.180669            75,084
  01/01/2005 to 12/31/2005....................     1.180669       1.233045           175,330
  01/01/2006 to 12/31/2006....................     1.233045       1.367125           249,686
  01/01/2007 to 12/31/2007....................     1.367125       1.465476           308,659
  01/01/2008 to 12/31/2008....................     1.465476       0.834723           207,863

                                                          1.80% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.929544       0.820827                 0
  01/01/2002 to 12/31/2002....................     0.820827       0.451169                 0
  01/01/2003 to 12/31/2003....................     0.451169       0.605487           306,212
  01/01/2004 to 12/31/2004....................     0.605487       0.700648           936,487
  01/01/2005 to 12/31/2005....................     0.700648       0.788846         1,311,543
  01/01/2006 to 12/31/2006....................     0.788846       0.822570         1,169,134
  01/01/2007 to 12/31/2007....................     0.822570       0.950301         1,134,749
  01/01/2008 to 12/31/2008....................     0.950301       0.562312           908,854
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.203116       1.279262            36,637
  01/01/2005 to 12/31/2005....................     1.279262       1.391146           118,479
  01/01/2006 to 12/31/2006....................     1.391146       1.415970           132,260
  01/01/2007 to 12/31/2007....................     1.415970       1.523137           158,399
  01/01/2008 to 12/31/2008....................     1.523137       0.952599            97,209
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.796110       1.899074           223,334
  01/01/2005 to 12/31/2005....................     1.899074       1.913072           638,825
  01/01/2006 to 12/31/2006....................     1.913072       1.969705           946,308
  01/01/2007 to 12/31/2007....................     1.969705       2.006028           892,886
  01/01/2008 to 12/31/2008....................     2.006028       1.670225           705,269
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.511931       1.543832                 0
  01/01/2002 to 12/31/2002....................     1.543832       1.658262                 0
  01/01/2003 to 12/31/2003....................     1.658262       1.832210           829,237
  01/01/2004 to 12/31/2004....................     1.832210       1.915988         1,171,738
  01/01/2005 to 12/31/2005....................     1.915988       1.932189         1,360,213
  01/01/2006 to 12/31/2006....................     1.932189       1.989949           899,638
  01/01/2007 to 12/31/2007....................     1.989949       2.030254           935,766
  01/01/2008 to 12/31/2008....................     2.030254       1.692571           610,501
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.484568       1.515937           144,046
  01/01/2005 to 12/31/2005....................     1.515937       1.509677           374,474
  01/01/2006 to 12/31/2006....................     1.509677       1.540868           469,141
  01/01/2007 to 12/31/2007....................     1.540868       1.574270           509,992
  01/01/2008 to 12/31/2008....................     1.574270       1.537883           381,509
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.396679       1.435784                 0
  01/01/2002 to 12/31/2002....................     1.435784       1.517679                 0
  01/01/2003 to 12/31/2003....................     1.517679       1.513685           718,528
  01/01/2004 to 12/31/2004....................     1.513685       1.528314           985,830
  01/01/2005 to 12/31/2005....................     1.528314       1.524834           731,976
  01/01/2006 to 12/31/2006....................     1.524834       1.557240           612,241
  01/01/2007 to 12/31/2007....................     1.557240       1.592511           460,091
  01/01/2008 to 12/31/2008....................     1.592511       1.557331           384,682

                                                           2.05% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    13.982503      14.614000            10,914
  01/01/2007 to 12/31/2007.....................    14.614000      14.792401            61,553
  01/01/2008 to 12/31/2008.....................    14.792401      13.136693            53,159
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.437892       1.322952                 0
  01/01/2002 to 12/31/2002.....................     1.322952       1.049145                 0
  01/01/2003 to 12/31/2003.....................     1.049145       1.578095           316,232
  01/01/2004 to 12/31/2004.....................     1.578095       1.868823           913,318
  01/01/2005 to 12/31/2005.....................     1.868823       2.295220         1,783,082
  01/01/2006 to 12/31/2006.....................     2.295220       2.789694         1,162,763
  01/01/2007 to 12/31/2007.....................     2.789694       3.318383         1,242,244
  01/01/2008 to 12/31/2008.....................     3.318383       1.510877         1,049,615
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    11.596999      10.221735                 0
  01/01/2002 to 12/31/2002.....................    10.221735       7.565137                 0
  01/01/2003 to 12/31/2003.....................     7.565137      10.139877           286,714
  01/01/2004 to 12/31/2004.....................    10.139877      11.175001           598,182
  01/01/2005 to 12/31/2005.....................    11.175001      12.721755           744,424
  01/01/2006 to 12/31/2006.....................    12.721755      13.737855           712,301
  01/01/2007 to 12/31/2007.....................    13.737855      15.119408           718,416
  01/01/2008 to 12/31/2008.....................    15.119408       8.298526           636,561
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     7.858918       7.603086                 0
  01/01/2002 to 12/31/2002.....................     7.603086       6.082291                 0
  01/01/2003 to 12/31/2003.....................     6.082291       7.891275           369,706
  01/01/2004 to 12/31/2004.....................     7.891275       8.532772           616,916
  01/01/2005 to 12/31/2005.....................     8.532772       8.847703           641,332
  01/01/2006 to 12/31/2006.....................     8.847703       9.986581           609,397
  01/01/2007 to 12/31/2007.....................     9.986581      10.276187           591,890
  01/01/2008 to 12/31/2008.....................    10.276187       6.256613           504,079






                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.007972       6.989945            13,967
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.997973       6.340094                 0
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.017972       7.661591                 0
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    31.231893      34.523392                 0
  01/01/2005 to 12/31/2005....................    34.523392      37.428177               904
  01/01/2006 to 12/31/2006....................    37.428177      39.120333             1,646
  01/01/2007 to 12/31/2007....................    39.120333      46.170185             2,272
  01/01/2008 to 12/31/2008....................    46.170185      24.545571             3,417

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.501451       3.619833            84,982
  01/01/2002 to 12/31/2002....................     3.619833       3.843757           367,970
  01/01/2003 to 12/31/2003....................     3.843757       3.983960           429,422
  01/01/2004 to 12/31/2004....................     3.983960       4.073904           457,529
  01/01/2005 to 12/31/2005....................     4.073904       4.085602           418,199
  01/01/2006 to 12/31/2006....................     4.085602       4.176848           307,416
  01/01/2007 to 12/31/2007....................     4.176848       4.346791           260,869
  01/01/2008 to 12/31/2008....................     4.346791       4.110518           188,956
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    32.607769      35.076870                 0
  01/01/2005 to 12/31/2005....................    35.076870      35.406434               116
  01/01/2006 to 12/31/2006....................    35.406434      38.320556               238
  01/01/2007 to 12/31/2007....................    38.320556      39.727116               607
  01/01/2008 to 12/31/2008....................    39.727116      29.261075               526
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     7.015093       7.053968            20,429
  01/01/2008 to 12/31/2008....................     7.053968       4.340930            22,703
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.527604       5.948828            17,338
  01/01/2002 to 12/31/2002....................     5.948828       4.304826            29,816
  01/01/2003 to 12/31/2003....................     4.304826       5.489819            48,924
  01/01/2004 to 12/31/2004....................     5.489819       5.960047            30,258
  01/01/2005 to 12/31/2005....................     5.960047       6.045173            32,540
  01/01/2006 to 12/31/2006....................     6.045173       6.755657            33,130
  01/01/2007 to 04/27/2007....................     6.755657       7.074482                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.059512       1.165355             6,984
  01/01/2005 to 12/31/2005....................     1.165355       1.207632             9,302
  01/01/2006 to 12/31/2006....................     1.207632       1.412341            25,781
  01/01/2007 to 12/31/2007....................     1.412341       1.429694           176,600
  01/01/2008 to 12/31/2008....................     1.429694       0.910672           302,525
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.790023            86,591
  01/01/2003 to 12/31/2003....................     0.790023       1.050182           251,798
  01/01/2004 to 12/31/2004....................     1.050182       1.168212           154,244
  01/01/2005 to 12/31/2005....................     1.168212       1.212123           143,625
  01/01/2006 to 12/31/2006....................     1.212123       1.418488           127,585
  01/01/2007 to 12/31/2007....................     1.418488       1.437905           123,062
  01/01/2008 to 12/31/2008....................     1.437905       0.916900           101,273
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.222263       2.427777               921
  01/01/2005 to 12/31/2005....................     2.427777       2.544365            12,212
  01/01/2006 to 12/31/2006....................     2.544365       2.594901            12,875
  01/01/2007 to 12/31/2007....................     2.594901       3.016574            15,679
  01/01/2008 to 12/31/2008....................     3.016574       1.874597            19,090

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.900635       2.643452            85,374
  01/01/2002 to 12/31/2002....................     2.643452       1.732440            87,089
  01/01/2003 to 12/31/2003....................     1.732440       2.294385           144,236
  01/01/2004 to 12/31/2004....................     2.294385       2.446067           149,506
  01/01/2005 to 12/31/2005....................     2.446067       2.565883           108,925
  01/01/2006 to 12/31/2006....................     2.565883       2.619676            88,452
  01/01/2007 to 12/31/2007....................     2.619676       3.048225            76,418
  01/01/2008 to 12/31/2008....................     3.048225       1.896146            74,326
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.044548       2.051376           201,503
  01/01/2002 to 12/31/2002....................     2.051376       2.037226           964,619
  01/01/2003 to 12/31/2003....................     2.037226       2.010985         1,182,520
  01/01/2004 to 12/31/2004....................     2.010985       1.988514           881,356
  01/01/2005 to 12/31/2005....................     1.988514       2.003634           773,557
  01/01/2006 to 12/31/2006....................     2.003634       2.056528           876,578
  01/01/2007 to 12/31/2007....................     2.056528       2.115817           798,820
  01/01/2008 to 12/31/2008....................     2.115817       2.130913           549,507
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.583604       1.776298            12,989
  01/01/2005 to 12/31/2005....................     1.776298       1.812013            49,313
  01/01/2006 to 12/31/2006....................     1.812013       2.071383            76,057
  01/01/2007 to 12/31/2007....................     2.071383       1.958148            75,432
  01/01/2008 to 12/31/2008....................     1.958148       1.181039            69,028
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.422390       1.388672           157,084
  01/01/2002 to 12/31/2002....................     1.388672       1.070299           760,612
  01/01/2003 to 12/31/2003....................     1.070299       1.575133           599,993
  01/01/2004 to 12/31/2004....................     1.575133       1.780694           694,013
  01/01/2005 to 12/31/2005....................     1.780694       1.817311           607,795
  01/01/2006 to 12/31/2006....................     1.817311       2.080992           577,351
  01/01/2007 to 12/31/2007....................     2.080992       1.969567           499,990
  01/01/2008 to 12/31/2008....................     1.969567       1.188979           424,976
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998479      12.794986            10,901
  01/01/2005 to 12/31/2005....................    12.794986      14.230000            21,480
  01/01/2006 to 12/31/2006....................    14.230000      19.220070            30,780
  01/01/2007 to 12/31/2007....................    19.220070      16.034691            39,378
  01/01/2008 to 12/31/2008....................    16.034691       9.180346            37,612
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.737436       2.937429            40,355
  01/01/2005 to 12/31/2005....................     2.937429       3.171992           190,426
  01/01/2006 to 12/31/2006....................     3.171992       3.559952           197,342
  01/01/2007 to 12/31/2007....................     3.559952       3.646127           269,519
  01/01/2008 to 12/31/2008....................     3.646127       2.164603           333,994

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.705362       2.560966           191,591
  01/01/2002 to 12/31/2002....................     2.560966       2.097908           484,421
  01/01/2003 to 12/31/2003....................     2.097908       2.692475           589,561
  01/01/2004 to 12/31/2004....................     2.692475       2.963899           826,221
  01/01/2005 to 12/31/2005....................     2.963899       3.204658           654,313
  01/01/2006 to 12/31/2006....................     3.204658       3.599292           598,475
  01/01/2007 to 12/31/2007....................     3.599292       3.689541           439,498
  01/01/2008 to 12/31/2008....................     3.689541       2.192625           364,196
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    16.363114      16.504189                 0
  01/01/2007 to 12/31/2007....................    16.504189      16.803096             1,550
  01/01/2008 to 12/31/2008....................    16.803096       9.079821             2,166
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.807930            44,819
  01/01/2003 to 12/31/2003....................     0.807930       1.126945           137,642
  01/01/2004 to 04/30/2004....................     1.126945       1.115093           150,651
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.842639       1.515308            43,023
  01/01/2002 to 12/31/2002....................     1.515308       1.053541            38,872
  01/01/2003 to 12/31/2003....................     1.053541       1.388745            36,357
  01/01/2004 to 12/31/2004....................     1.388745       1.592615           148,967
  01/01/2005 to 12/31/2005....................     1.592615       1.667685           121,506
  01/01/2006 to 12/31/2006....................     1.667685       1.826429           128,081
  01/01/2007 to 12/31/2007....................     1.826429       1.938176           118,495
  01/01/2008 to 12/31/2008....................     1.938176       0.847900           134,986
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.189947       2.462853                 0
  01/01/2005 to 12/31/2005....................     2.462853       2.670053             4,598
  01/01/2006 to 12/31/2006....................     2.670053       2.926887            10,370
  01/01/2007 to 12/31/2007....................     2.926887       2.986133           105,539
  01/01/2008 to 12/31/2008....................     2.986133       1.785053           107,789
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.505256       2.269359            85,627
  01/01/2002 to 12/31/2002....................     2.269359       1.791922           174,701
  01/01/2003 to 12/31/2003....................     1.791922       2.229514            86,812
  01/01/2004 to 12/31/2004....................     2.229514       2.485359            88,980
  01/01/2005 to 12/31/2005....................     2.485359       2.696805            77,993
  01/01/2006 to 12/31/2006....................     2.696805       2.959071            72,415
  01/01/2007 to 12/31/2007....................     2.959071       3.021933            68,241
  01/01/2008 to 12/31/2008....................     3.021933       1.808497            40,660
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.952992       0.877077            66,878
  01/01/2002 to 12/31/2002....................     0.877077       0.619548           181,969
  01/01/2003 to 12/31/2003....................     0.619548       0.879481           189,078
  01/01/2004 to 12/31/2004....................     0.879481       0.959556           170,894
  01/01/2005 to 12/31/2005....................     0.959556       0.983382           232,037
  01/01/2006 to 12/31/2006....................     0.983382       1.059239           239,268
  01/01/2007 to 12/31/2007....................     1.059239       1.084580           236,351
  01/01/2008 to 12/31/2008....................     1.084580       0.624832           228,886

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.866587       3.101380             4,845
  01/01/2005 to 12/31/2005....................     3.101380       3.340262            45,312
  01/01/2006 to 12/31/2006....................     3.340262       3.678390            54,682
  01/01/2007 to 12/31/2007....................     3.678390       3.355140            49,711
  01/01/2008 to 12/31/2008....................     3.355140       1.774042            45,632
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.417697       2.527368           151,414
  01/01/2002 to 12/31/2002....................     2.527368       2.258088           570,820
  01/01/2003 to 12/31/2003....................     2.258088       2.936075           538,634
  01/01/2004 to 12/31/2004....................     2.936075       3.163747           576,582
  01/01/2005 to 12/31/2005....................     3.163747       3.410710           450,545
  01/01/2006 to 12/31/2006....................     3.410710       3.759739           358,964
  01/01/2007 to 12/31/2007....................     3.759739       3.432762           338,690
  01/01/2008 to 12/31/2008....................     3.432762       1.816887           261,363
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.868997       1.163718             9,825
  01/01/2004 to 12/31/2004....................     1.163718       1.376792            51,768
  01/01/2005 to 12/31/2005....................     1.376792       1.544055            70,487
  01/01/2006 to 12/31/2006....................     1.544055       1.953132           125,991
  01/01/2007 to 12/31/2007....................     1.953132       1.895689           371,860
  01/01/2008 to 12/31/2008....................     1.895689       1.100027           373,019
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.056950       0.878920             7,092
  01/01/2003 to 12/31/2003....................     0.878920       1.166106           214,966
  01/01/2004 to 12/31/2004....................     1.166106       1.381496           271,742
  01/01/2005 to 12/31/2005....................     1.381496       1.549833           186,961
  01/01/2006 to 12/31/2006....................     1.549833       1.962517           140,718
  01/01/2007 to 12/31/2007....................     1.962517       1.907085           152,755
  01/01/2008 to 12/31/2008....................     1.907085       1.107729           125,128
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   130.244701     159.294760                25
  01/01/2008 to 12/31/2008....................   159.294760      90.695950             1,837
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.397840       0.476465            17,229
  01/01/2006 to 12/31/2006....................     0.476465       0.479560           120,506
  01/01/2007 to 12/31/2007....................     0.479560       0.524333           120,136
  01/01/2008 to 12/31/2008....................     0.524333       0.326585           132,150
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.415008       0.431959                 0
  01/01/2005 to 04/30/2005....................     0.431959       0.393090                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.398121       0.477492           107,577
  01/01/2006 to 12/31/2006....................     0.477492       0.480944           107,474
  01/01/2007 to 12/31/2007....................     0.480944       0.526579            66,389
  01/01/2008 to 12/31/2008....................     0.526579       0.327844            64,798

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.571458       0.488640           124,798
  01/01/2002 to 12/31/2002....................     0.488640       0.340718           177,725
  01/01/2003 to 12/31/2003....................     0.340718       0.420437           164,550
  01/01/2004 to 12/31/2004....................     0.420437       0.431971           168,936
  01/01/2005 to 04/30/2005....................     0.431971       0.397008                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.114730       1.269607             6,358
  01/01/2005 to 12/31/2005....................     1.269607       1.465602            48,146
  01/01/2006 to 12/31/2006....................     1.465602       1.672292            65,569
  01/01/2007 to 12/31/2007....................     1.672292       1.806760            88,437
  01/01/2008 to 12/31/2008....................     1.806760       0.988892           107,521
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.198477       1.092462            16,241
  01/01/2002 to 12/31/2002....................     1.092462       0.883420           223,223
  01/01/2003 to 12/31/2003....................     0.883420       1.109164           256,999
  01/01/2004 to 12/31/2004....................     1.109164       1.284927           209,328
  01/01/2005 to 12/31/2005....................     1.284927       1.485986           156,146
  01/01/2006 to 12/31/2006....................     1.485986       1.696026           134,143
  01/01/2007 to 12/31/2007....................     1.696026       1.834660            96,672
  01/01/2008 to 12/31/2008....................     1.834660       1.004888            76,564
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.136835       0.961265            24,037
  01/01/2003 to 12/31/2003....................     0.961265       1.190651           149,719
  01/01/2004 to 12/31/2004....................     1.190651       1.337100           309,467
  01/01/2005 to 12/31/2005....................     1.337100       1.418444           471,494
  01/01/2006 to 12/31/2006....................     1.418444       1.596867           440,436
  01/01/2007 to 12/31/2007....................     1.596867       1.524954           329,569
  01/01/2008 to 12/31/2008....................     1.524954       0.923575           354,532
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.951001       0.772355           106,288
  01/01/2002 to 12/31/2002....................     0.772355       0.524510           148,841
  01/01/2003 to 12/31/2003....................     0.524510       0.668877           225,992
  01/01/2004 to 12/31/2004....................     0.668877       0.712004           246,997
  01/01/2005 to 12/31/2005....................     0.712004       0.793887           191,694
  01/01/2006 to 12/31/2006....................     0.793887       0.765824           155,906
  01/01/2007 to 12/31/2007....................     0.765824       0.768751           141,249
  01/01/2008 to 12/31/2008....................     0.768751       0.459917           141,998
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.064007       9.688414               853
  01/01/2007 to 12/31/2007....................     9.688414       8.948118             1,153
  01/01/2008 to 12/31/2008....................     8.948118       3.986235             1,734

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.084173       1.112895            40,082
  01/01/2002 to 12/31/2002....................     1.112895       1.201097           383,757
  01/01/2003 to 12/31/2003....................     1.201097       1.218948           411,372
  01/01/2004 to 12/31/2004....................     1.218948       1.242541           438,800
  01/01/2005 to 12/31/2005....................     1.242541       1.242429           406,868
  01/01/2006 to 12/31/2006....................     1.242429       1.266224           407,056
  01/01/2007 to 12/31/2007....................     1.266224       1.325682           357,156
  01/01/2008 to 12/31/2008....................     1.325682       1.374594           409,893
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.238693       2.529148            19,840
  01/01/2005 to 12/31/2005....................     2.529148       2.648695            89,234
  01/01/2006 to 12/31/2006....................     2.648695       3.026580            61,836
  01/01/2007 to 12/31/2007....................     3.026580       3.316166            86,546
  01/01/2008 to 12/31/2008....................     3.316166       2.081445            83,286
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.299104       2.170688            23,355
  01/01/2002 to 12/31/2002....................     2.170688       1.669690           107,049
  01/01/2003 to 12/31/2003....................     1.669690       2.233795           180,436
  01/01/2004 to 12/31/2004....................     2.233795       2.548099           252,843
  01/01/2005 to 12/31/2005....................     2.548099       2.670913           267,158
  01/01/2006 to 12/31/2006....................     2.670913       3.054895           260,818
  01/01/2007 to 12/31/2007....................     3.054895       3.350365           131,328
  01/01/2008 to 12/31/2008....................     3.350365       2.105027           113,939
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.331819       1.336300            71,753
  01/01/2002 to 12/31/2002....................     1.336300       1.304288           144,282
  01/01/2003 to 12/31/2003....................     1.304288       1.525690           578,734
  01/01/2004 to 12/31/2004....................     1.525690       1.619962           611,851
  01/01/2005 to 12/31/2005....................     1.619962       1.614098           608,418
  01/01/2006 to 12/31/2006....................     1.614098       1.729546           467,095
  01/01/2007 to 12/31/2007....................     1.729546       1.808875           473,723
  01/01/2008 to 12/31/2008....................     1.808875       1.445297           373,398
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.119366       0.842626            26,727
  01/01/2003 to 12/31/2003....................     0.842626       1.148687            57,378
  01/01/2004 to 12/31/2004....................     1.148687       1.200106            62,567
  01/01/2005 to 12/31/2005....................     1.200106       1.275557            59,506
  01/01/2006 to 12/31/2006....................     1.275557       1.429836            57,454
  01/01/2007 to 12/31/2007....................     1.429836       1.558872            45,244
  01/01/2008 to 12/31/2008....................     1.558872       0.937566            54,572
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997973       7.961672                 0
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.997973       6.579680                 0
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997973       7.011851                 0
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997973       6.548923                 0

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998479      11.116973             4,622
  01/01/2006 to 12/31/2006....................    11.116973      12.622725            20,703
  01/01/2007 to 12/31/2007....................    12.622725      12.795124            43,394
  01/01/2008 to 12/31/2008....................    12.795124       7.479422            28,066
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998479      10.268680            10,774
  01/01/2006 to 12/31/2006....................    10.268680      10.775641            22,545
  01/01/2007 to 12/31/2007....................    10.775641      11.166344            61,992
  01/01/2008 to 12/31/2008....................    11.166344       9.384038            60,776
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998479      10.485953            37,117
  01/01/2006 to 12/31/2006....................    10.485953      11.264222            63,049
  01/01/2007 to 12/31/2007....................    11.264222      11.588608           102,348
  01/01/2008 to 12/31/2008....................    11.588608       8.918874            77,860
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.046284       1.022945            59,366
  01/01/2002 to 12/31/2002....................     1.022945       0.852463           108,174
  01/01/2003 to 12/31/2003....................     0.852463       1.125970           125,950
  01/01/2004 to 12/31/2004....................     1.125970       1.279031           161,262
  01/01/2005 to 12/31/2005....................     1.279031       1.406596           170,138
  01/01/2006 to 12/31/2006....................     1.406596       1.516564           200,224
  01/01/2007 to 12/31/2007....................     1.516564       1.600512           149,081
  01/01/2008 to 12/31/2008....................     1.600512       0.999533           130,557
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998479      10.716062            66,967
  01/01/2006 to 12/31/2006....................    10.716062      11.765671           133,715
  01/01/2007 to 12/31/2007....................    11.765671      12.050793           227,605
  01/01/2008 to 12/31/2008....................    12.050793       8.442098           254,291
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998479      10.941243             2,456
  01/01/2006 to 12/31/2006....................    10.941243      12.268223           205,748
  01/01/2007 to 12/31/2007....................    12.268223      12.505754           254,388
  01/01/2008 to 12/31/2008....................    12.505754       7.964943           326,825
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.600500       3.328042            34,007
  01/01/2002 to 12/31/2002....................     3.328042       2.531361           165,994
  01/01/2003 to 12/31/2003....................     2.531361       3.177613           221,076
  01/01/2004 to 12/31/2004....................     3.177613       3.439844           228,349
  01/01/2005 to 12/31/2005....................     3.439844       3.524737           266,279
  01/01/2006 to 12/31/2006....................     3.524737       3.985791           257,640
  01/01/2007 to 12/31/2007....................     3.985791       4.106968           167,951
  01/01/2008 to 12/31/2008....................     4.106968       2.529312           141,705
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.518786       8.310025                 0
  01/01/2005 to 12/31/2005....................     8.310025       8.721190                 0
  01/01/2006 to 04/30/2006....................     8.721190       9.101615                 0

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.886078       0.819603            40,859
  01/01/2002 to 12/31/2002....................     0.819603       0.641720           156,500
  01/01/2003 to 12/31/2003....................     0.641720       0.765404           150,754
  01/01/2004 to 12/31/2004....................     0.765404       0.836074           282,054
  01/01/2005 to 12/31/2005....................     0.836074       0.879181           300,167
  01/01/2006 to 04/30/2006....................     0.879181       0.917831                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.966673       0.865566             8,533
  01/01/2002 to 12/31/2002....................     0.865566       0.644011            29,803
  01/01/2003 to 12/31/2003....................     0.644011       0.783420           150,635
  01/01/2004 to 04/30/2004....................     0.783420       0.796423           243,347
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.925002       0.844474            54,060
  01/01/2002 to 12/31/2002....................     0.844474       0.731160           101,507
  01/01/2003 to 12/31/2003....................     0.731160       0.947757           123,623
  01/01/2004 to 12/31/2004....................     0.947757       1.112316           247,807
  01/01/2005 to 12/31/2005....................     1.112316       1.271316           282,360
  01/01/2006 to 12/31/2006....................     1.271316       1.579614           261,505
  01/01/2007 to 12/31/2007....................     1.579614       1.756585           250,067
  01/01/2008 to 12/31/2008....................     1.756585       0.993777           355,675
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.405512       3.691942            32,158
  01/01/2005 to 12/31/2005....................     3.691942       3.727785           258,911
  01/01/2006 to 12/31/2006....................     3.727785       4.096362           231,053
  01/01/2007 to 12/31/2007....................     4.096362       4.186439           219,827
  01/01/2008 to 12/31/2008....................     4.186439       3.191073           169,458
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.183863       1.273745            22,218
  01/01/2005 to 12/31/2005....................     1.273745       1.229825            84,674
  01/01/2006 to 12/31/2006....................     1.229825       1.422712           133,095
  01/01/2007 to 12/31/2007....................     1.422712       1.340267           161,308
  01/01/2008 to 12/31/2008....................     1.340267       0.872209           167,101
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.165659       0.953209           167,441
  01/01/2003 to 12/31/2003....................     0.953209       1.172864           218,961
  01/01/2004 to 12/31/2004....................     1.172864       1.281302           302,522
  01/01/2005 to 12/31/2005....................     1.281302       1.238478           237,850
  01/01/2006 to 12/31/2006....................     1.238478       1.433874           232,768
  01/01/2007 to 12/31/2007....................     1.433874       1.352154           186,588
  01/01/2008 to 12/31/2008....................     1.352154       0.881168           128,718
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.454822       1.425405           123,058
  01/01/2002 to 12/31/2002....................     1.425405       1.207224           265,627
  01/01/2003 to 12/31/2003....................     1.207224       1.417756           517,721
  01/01/2004 to 04/30/2004....................     1.417756       1.403299           872,262

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.933426       0.839531            27,550
  01/01/2002 to 12/31/2002....................     0.839531       0.686005           103,767
  01/01/2003 to 12/31/2003....................     0.686005       0.923962           424,754
  01/01/2004 to 12/31/2004....................     0.923962       1.081778           289,023
  01/01/2005 to 12/31/2005....................     1.081778       1.199345           297,009
  01/01/2006 to 12/31/2006....................     1.199345       1.477032           241,503
  01/01/2007 to 12/31/2007....................     1.477032       1.602340           225,255
  01/01/2008 to 12/31/2008....................     1.602340       0.909119           207,073
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.532536       1.479690            16,606
  01/01/2002 to 12/31/2002....................     1.479690       1.308561           149,440
  01/01/2003 to 12/31/2003....................     1.308561       1.749151            75,531
  01/01/2004 to 12/31/2004....................     1.749151       2.106104           225,042
  01/01/2005 to 12/31/2005....................     2.106104       2.314232           207,580
  01/01/2006 to 12/31/2006....................     2.314232       2.526323           212,387
  01/01/2007 to 12/31/2007....................     2.526323       2.558886           309,493
  01/01/2008 to 12/31/2008....................     2.558886       1.319263           303,821
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.798203       8.442193             1,840
  01/01/2006 to 12/31/2006....................     8.442193       8.919052             3,298
  01/01/2007 to 12/31/2007....................     8.919052      10.005665             4,736
  01/01/2008 to 12/31/2008....................    10.005665       5.309515             5,836
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.347778      14.201102                57
  01/01/2005 to 12/31/2005....................    14.201102      16.169317             4,080
  01/01/2006 to 12/31/2006....................    16.169317      18.469308             6,075
  01/01/2007 to 12/31/2007....................    18.469308      19.264150             8,142
  01/01/2008 to 12/31/2008....................    19.264150      11.240297             7,545
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.847883      10.921273                 0
  01/01/2007 to 12/31/2007....................    10.921273      11.877589               217
  01/01/2008 to 12/31/2008....................    11.877589      10.856031            29,230
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.005838       1.049555           287,549
  01/01/2002 to 12/31/2002....................     1.049555       1.126068         1,288,141
  01/01/2003 to 12/31/2003....................     1.126068       1.153023         2,188,369
  01/01/2004 to 12/31/2004....................     1.153023       1.188206         1,738,819
  01/01/2005 to 12/31/2005....................     1.188206       1.192703         1,785,302
  01/01/2006 to 12/31/2006....................     1.192703       1.223798         1,858,102
  01/01/2007 to 12/31/2007....................     1.223798       1.292117         1,736,531
  01/01/2008 to 12/31/2008....................     1.292117       1.273569         1,580,599
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.756576       0.606964            95,989
  01/01/2002 to 12/31/2002....................     0.606964       0.293553            18,562
  01/01/2003 to 12/31/2003....................     0.293553       0.454084           153,677
  01/01/2004 to 12/31/2004....................     0.454084       0.426516           151,193
  01/01/2005 to 12/31/2005....................     0.426516       0.464846           119,728
  01/01/2006 to 12/31/2006....................     0.464846       0.480745           132,572
  01/01/2007 to 12/31/2007....................     0.480745       0.620649           119,107
  01/01/2008 to 12/31/2008....................     0.620649       0.338414           107,183

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.203786       1.167855            49,396
  01/01/2002 to 12/31/2002....................     1.167855       0.910067           111,573
  01/01/2003 to 12/31/2003....................     0.910067       1.301795           287,701
  01/01/2004 to 12/31/2004....................     1.301795       1.500256           297,650
  01/01/2005 to 12/31/2005....................     1.500256       1.536173           349,366
  01/01/2006 to 12/31/2006....................     1.536173       1.773219           332,062
  01/01/2007 to 12/31/2007....................     1.773219       1.710867           357,811
  01/01/2008 to 12/31/2008....................     1.710867       1.113916           335,521
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.485906      11.098541                 0
  01/01/2007 to 12/31/2007....................    11.098541      11.482180             1,261
  01/01/2008 to 12/31/2008....................    11.482180       8.446522                 0
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.676282      11.351924                 0
  01/01/2007 to 12/31/2007....................    11.351924      11.768827                 0
  01/01/2008 to 12/31/2008....................    11.768827       7.743759                 0
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.089465       1.177047             4,864
  01/01/2005 to 12/31/2005....................     1.177047       1.228649            17,368
  01/01/2006 to 12/31/2006....................     1.228649       1.361573             8,783
  01/01/2007 to 12/31/2007....................     1.361573       1.458791           194,459
  01/01/2008 to 12/31/2008....................     1.458791       0.830498           270,114
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.929338       0.820451            81,714
  01/01/2002 to 12/31/2002....................     0.820451       0.450718           134,696
  01/01/2003 to 12/31/2003....................     0.450718       0.604574           223,560
  01/01/2004 to 12/31/2004....................     0.604574       0.699242           475,587
  01/01/2005 to 12/31/2005....................     0.699242       0.786870           420,373
  01/01/2006 to 12/31/2006....................     0.786870       0.820100           443,508
  01/01/2007 to 12/31/2007....................     0.820100       0.946972           438,300
  01/01/2008 to 12/31/2008....................     0.946972       0.560060           357,798
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.198810       1.274260               950
  01/01/2005 to 12/31/2005....................     1.274260       1.385018            13,873
  01/01/2006 to 12/31/2006....................     1.385018       1.409029            37,308
  01/01/2007 to 12/31/2007....................     1.409029       1.514909            39,657
  01/01/2008 to 12/31/2008....................     1.514909       0.946977            57,649
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.787595       1.889445            30,597
  01/01/2005 to 12/31/2005....................     1.889445       1.902424            87,167
  01/01/2006 to 12/31/2006....................     1.902424       1.957765            87,468
  01/01/2007 to 12/31/2007....................     1.957765       1.992867           131,796
  01/01/2008 to 12/31/2008....................     1.992867       1.658435           145,229

                                                          1.85% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.506894       1.538305           103,068
  01/01/2002 to 12/31/2002....................     1.538305       1.651512           351,381
  01/01/2003 to 12/31/2003....................     1.651512       1.823846           718,748
  01/01/2004 to 12/31/2004....................     1.823846       1.906285           869,294
  01/01/2005 to 12/31/2005....................     1.906285       1.921445           752,797
  01/01/2006 to 12/31/2006....................     1.921445       1.977898           505,606
  01/01/2007 to 12/31/2007....................     1.977898       2.016944           442,780
  01/01/2008 to 12/31/2008....................     2.016944       1.680632           323,673
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.477529       1.508250            11,755
  01/01/2005 to 12/31/2005....................     1.508250       1.501273            94,387
  01/01/2006 to 12/31/2006....................     1.501273       1.531527           429,589
  01/01/2007 to 12/31/2007....................     1.531527       1.563940           486,989
  01/01/2008 to 12/31/2008....................     1.563940       1.527027           457,154
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.392026       1.430643           379,947
  01/01/2002 to 12/31/2002....................     1.430643       1.511492           977,904
  01/01/2003 to 12/31/2003....................     1.511492       1.506758           872,600
  01/01/2004 to 12/31/2004....................     1.506758       1.520557           734,336
  01/01/2005 to 12/31/2005....................     1.520557       1.516339           612,862
  01/01/2006 to 12/31/2006....................     1.516339       1.547792           435,625
  01/01/2007 to 12/31/2007....................     1.547792       1.582054           350,705
  01/01/2008 to 12/31/2008....................     1.582054       1.546329           214,143






                                                           2.10% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    13.919666      14.543504                0
  01/01/2007 to 12/31/2007.....................    14.543504      14.713646            8,272
  01/01/2008 to 12/31/2008.....................    14.713646      13.060200            9,065
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.435610       1.320560           93,775
  01/01/2002 to 12/31/2002.....................     1.320560       1.046728          166,626
  01/01/2003 to 12/31/2003.....................     1.046728       1.573673          229,433
  01/01/2004 to 12/31/2004.....................     1.573673       1.862652          281,903
  01/01/2005 to 12/31/2005.....................     1.862652       2.286502          289,626
  01/01/2006 to 12/31/2006.....................     2.286502       2.777713          390,199
  01/01/2007 to 12/31/2007.....................     2.777713       3.302471          440,551
  01/01/2008 to 12/31/2008.....................     3.302471       1.502876          486,129

                                                           2.10% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    11.495493      10.130034           22,270
  01/01/2002 to 12/31/2002.....................    10.130034       7.493513          102,806
  01/01/2003 to 12/31/2003.....................     7.493513      10.038856          228,208
  01/01/2004 to 12/31/2004.....................    10.038856      11.058123          293,639
  01/01/2005 to 12/31/2005.....................    11.058123      12.582428          323,888
  01/01/2006 to 12/31/2006.....................    12.582428      13.580625          326,604
  01/01/2007 to 12/31/2007.....................    13.580625      14.938853          290,731
  01/01/2008 to 12/31/2008.....................    14.938853       8.195303          290,585
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     7.790110       7.534767           39,554
  01/01/2002 to 12/31/2002.....................     7.534767       6.024627          178,521
  01/01/2003 to 12/31/2003.....................     6.024627       7.812562          351,918
  01/01/2004 to 12/31/2004.....................     7.812562       8.443427          423,615
  01/01/2005 to 12/31/2005.....................     8.443427       8.750697          418,112
  01/01/2006 to 12/31/2006.....................     8.750697       9.872164          405,532
  01/01/2007 to 12/31/2007.....................     9.872164      10.153346          354,993
  01/01/2008 to 12/31/2008.....................    10.153346       6.178715          308,225






                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.007863       6.985127           139,907
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.997863       6.335719                 0
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.017862       7.656315             5,891
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    30.735374      33.952019               306
  01/01/2005 to 12/31/2005....................    33.952019      36.772052             1,053
  01/01/2006 to 12/31/2006....................    36.772052      38.396213             3,731
  01/01/2007 to 12/31/2007....................    38.396213      45.270041            11,617
  01/01/2008 to 12/31/2008....................    45.270041      24.042822             1,306
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.439469       3.553985            59,043
  01/01/2002 to 12/31/2002....................     3.553985       3.770053           143,354
  01/01/2003 to 12/31/2003....................     3.770053       3.903661           283,566
  01/01/2004 to 12/31/2004....................     3.903661       3.987792           330,466
  01/01/2005 to 12/31/2005....................     3.987792       3.995255           350,620
  01/01/2006 to 12/31/2006....................     3.995255       4.080413           334,297
  01/01/2007 to 12/31/2007....................     4.080413       4.242165           269,889
  01/01/2008 to 12/31/2008....................     4.242165       4.007559           211,504
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    32.031517      34.434146             1,136
  01/01/2005 to 12/31/2005....................    34.434146      34.723028             1,173
  01/01/2006 to 12/31/2006....................    34.723028      37.543447             1,863
  01/01/2007 to 12/31/2007....................    37.543447      38.882370             7,906
  01/01/2008 to 12/31/2008....................    38.882370      28.610133             3,344

                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     6.849636       6.882972            14,014
  01/01/2008 to 12/31/2008....................     6.882972       4.231445             9,398
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.410958       5.839601             4,566
  01/01/2002 to 12/31/2002....................     5.839601       4.221542            16,215
  01/01/2003 to 12/31/2003....................     4.221542       5.378222            20,661
  01/01/2004 to 12/31/2004....................     5.378222       5.833040            26,275
  01/01/2005 to 12/31/2005....................     5.833040       5.910455            26,108
  01/01/2006 to 12/31/2006....................     5.910455       6.598524            17,751
  01/01/2007 to 04/27/2007....................     6.598524       6.907681                 0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.057386       1.162246            46,958
  01/01/2005 to 12/31/2005....................     1.162246       1.203210            84,217
  01/01/2006 to 12/31/2006....................     1.203210       1.405767           149,701
  01/01/2007 to 12/31/2007....................     1.405767       1.421609           169,332
  01/01/2008 to 12/31/2008....................     1.421609       0.904612           118,734
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.789497               100
  01/01/2003 to 12/31/2003....................     0.789497       1.048437           108,521
  01/01/2004 to 12/31/2004....................     1.048437       1.165102           193,380
  01/01/2005 to 12/31/2005....................     1.165102       1.207691           183,251
  01/01/2006 to 12/31/2006....................     1.207691       1.411893           277,510
  01/01/2007 to 12/31/2007....................     1.411893       1.429781           183,512
  01/01/2008 to 12/31/2008....................     1.429781       0.910804           148,287
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.201223       2.403197               922
  01/01/2005 to 12/31/2005....................     2.403197       2.516095             9,830
  01/01/2006 to 12/31/2006....................     2.516095       2.563511            23,095
  01/01/2007 to 12/31/2007....................     2.563511       2.977089            63,607
  01/01/2008 to 12/31/2008....................     2.977089       1.848201            69,761
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.881346       2.624563            12,874
  01/01/2002 to 12/31/2002....................     2.624563       1.718329            51,854
  01/01/2003 to 12/31/2003....................     1.718329       2.273436            95,491
  01/01/2004 to 12/31/2004....................     2.273436       2.421303            73,792
  01/01/2005 to 12/31/2005....................     2.421303       2.537375            66,523
  01/01/2006 to 12/31/2006....................     2.537375       2.587987            59,132
  01/01/2007 to 12/31/2007....................     2.587987       3.008327            38,513
  01/01/2008 to 12/31/2008....................     3.008327       1.869447            40,831
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     2.008355       2.014060           220,232
  01/01/2002 to 12/31/2002....................     2.014060       1.998162           272,112
  01/01/2003 to 12/31/2003....................     1.998162       1.970453           803,996
  01/01/2004 to 12/31/2004....................     1.970453       1.946482         1,200,883
  01/01/2005 to 12/31/2005....................     1.946482       1.959327         1,190,244
  01/01/2006 to 12/31/2006....................     1.959327       2.009047           414,504
  01/01/2007 to 12/31/2007....................     2.009047       2.064890           771,872
  01/01/2008 to 12/31/2008....................     2.064890       2.077539         1,019,356

                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.577550       1.768335            54,367
  01/01/2005 to 12/31/2005....................     1.768335       1.802092           144,908
  01/01/2006 to 12/31/2006....................     1.802092       2.057989           169,414
  01/01/2007 to 12/31/2007....................     2.057989       1.943529           141,021
  01/01/2008 to 12/31/2008....................     1.943529       1.171043           103,455
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.420982       1.386605            30,583
  01/01/2002 to 12/31/2002....................     1.386605       1.067631           234,686
  01/01/2003 to 12/31/2003....................     1.067631       1.569640           433,017
  01/01/2004 to 12/31/2004....................     1.569640       1.772705           572,874
  01/01/2005 to 12/31/2005....................     1.772705       1.807355           481,003
  01/01/2006 to 12/31/2006....................     1.807355       2.067528           403,558
  01/01/2007 to 12/31/2007....................     2.067528       1.954857           343,693
  01/01/2008 to 12/31/2008....................     1.954857       1.178912           288,235
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998397      12.786410            13,564
  01/01/2005 to 12/31/2005....................    12.786410      14.206292            35,504
  01/01/2006 to 12/31/2006....................    14.206292      19.168944            72,880
  01/01/2007 to 12/31/2007....................    19.168944      15.975954            43,562
  01/01/2008 to 12/31/2008....................    15.975954       9.137518            36,005
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.711526       2.907697            88,526
  01/01/2005 to 12/31/2005....................     2.907697       3.136758           259,133
  01/01/2006 to 12/31/2006....................     3.136758       3.516900           346,664
  01/01/2007 to 12/31/2007....................     3.516900       3.598412           322,390
  01/01/2008 to 12/31/2008....................     3.598412       2.134128           204,081
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.687376       2.542672           121,352
  01/01/2002 to 12/31/2002....................     2.542672       2.080839           313,036
  01/01/2003 to 12/31/2003....................     2.080839       2.667899           311,863
  01/01/2004 to 12/31/2004....................     2.667899       2.933903           550,467
  01/01/2005 to 12/31/2005....................     2.933903       3.169065           587,118
  01/01/2006 to 12/31/2006....................     3.169065       3.555768           487,070
  01/01/2007 to 12/31/2007....................     3.555768       3.641262           349,677
  01/01/2008 to 12/31/2008....................     3.641262       2.161758           290,798
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    16.205566      16.334444               431
  01/01/2007 to 12/31/2007....................    16.334444      16.613557               429
  01/01/2008 to 12/31/2008....................    16.613557       8.968376               427
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.807382               100
  01/01/2003 to 12/31/2003....................     0.807382       1.125050            38,408
  01/01/2004 to 04/30/2004....................     1.125050       1.112852           104,433

                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.834666       1.508004                 0
  01/01/2002 to 12/31/2002....................     1.508004       1.047409            17,205
  01/01/2003 to 12/31/2003....................     1.047409       1.379275            28,005
  01/01/2004 to 12/31/2004....................     1.379275       1.580170            62,363
  01/01/2005 to 12/31/2005....................     1.580170       1.653004            44,664
  01/01/2006 to 12/31/2006....................     1.653004       1.808545            62,688
  01/01/2007 to 12/31/2007....................     1.808545       1.917269            57,272
  01/01/2008 to 12/31/2008....................     1.917269       0.837909            59,112
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.165952       2.434253               512
  01/01/2005 to 12/31/2005....................     2.434253       2.636417            86,939
  01/01/2006 to 12/31/2006....................     2.636417       2.887135           142,467
  01/01/2007 to 12/31/2007....................     2.887135       2.942615           132,913
  01/01/2008 to 12/31/2008....................     2.942615       1.757271           106,100
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.484860       2.249757            46,359
  01/01/2002 to 12/31/2002....................     2.249757       1.774666           165,117
  01/01/2003 to 12/31/2003....................     1.774666       2.205845            60,867
  01/01/2004 to 12/31/2004....................     2.205845       2.456510            66,054
  01/01/2005 to 12/31/2005....................     2.456510       2.662845            69,669
  01/01/2006 to 12/31/2006....................     2.662845       2.918896            76,496
  01/01/2007 to 12/31/2007....................     2.918896       2.977908            28,254
  01/01/2008 to 12/31/2008....................     2.977908       1.780358            21,934
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.952829       0.876485            83,475
  01/01/2002 to 12/31/2002....................     0.876485       0.618513           139,280
  01/01/2003 to 12/31/2003....................     0.618513       0.877138           140,671
  01/01/2004 to 12/31/2004....................     0.877138       0.956041           137,839
  01/01/2005 to 12/31/2005....................     0.956041       0.978803           161,391
  01/01/2006 to 12/31/2006....................     0.978803       1.053255           143,973
  01/01/2007 to 12/31/2007....................     1.053255       1.077369            59,710
  01/01/2008 to 12/31/2008....................     1.077369       0.620054           101,817
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.835184       3.065371            47,523
  01/01/2005 to 12/31/2005....................     3.065371       3.298190           107,299
  01/01/2006 to 12/31/2006....................     3.298190       3.628440           112,133
  01/01/2007 to 12/31/2007....................     3.628440       3.306251            94,458
  01/01/2008 to 12/31/2008....................     3.306251       1.746434            49,235
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.398010       2.505536                 0
  01/01/2002 to 12/31/2002....................     2.505536       2.236337                 0
  01/01/2003 to 12/31/2003....................     2.236337       2.904875           231,534
  01/01/2004 to 12/31/2004....................     2.904875       3.126989           399,387
  01/01/2005 to 12/31/2005....................     3.126989       3.367724           373,412
  01/01/2006 to 12/31/2006....................     3.367724       3.708654           283,538
  01/01/2007 to 12/31/2007....................     3.708654       3.382715           263,238
  01/01/2008 to 12/31/2008....................     3.382715       1.788597           265,871

                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.867642       1.161131            17,397
  01/01/2004 to 12/31/2004....................     1.161131       1.372355           362,991
  01/01/2005 to 12/31/2005....................     1.372355       1.537545           523,008
  01/01/2006 to 12/31/2006....................     1.537545       1.942959           569,430
  01/01/2007 to 12/31/2007....................     1.942959       1.883919           447,398
  01/01/2008 to 12/31/2008....................     1.883919       1.092099           313,868
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.056359       0.877835           277,772
  01/01/2003 to 12/31/2003....................     0.877835       1.163504                 0
  01/01/2004 to 12/31/2004....................     1.163504       1.377032            17,062
  01/01/2005 to 12/31/2005....................     1.377032       1.543286            17,209
  01/01/2006 to 12/31/2006....................     1.543286       1.952280            23,037
  01/01/2007 to 12/31/2007....................     1.952280       1.895229            23,624
  01/01/2008 to 12/31/2008....................     1.895229       1.099737            22,300
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   127.012722     155.237739                21
  01/01/2008 to 12/31/2008....................   155.237739      88.297185             1,290
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.395851       0.473769            21,777
  01/01/2006 to 12/31/2006....................     0.473769       0.476371            21,777
  01/01/2007 to 12/31/2007....................     0.476371       0.520322            33,159
  01/01/2008 to 12/31/2008....................     0.520322       0.323761           107,703
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.413345       0.429943                 0
  01/01/2005 to 04/30/2005....................     0.429943       0.391129                 0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.396131       0.474791           130,805
  01/01/2006 to 12/31/2006....................     0.474791       0.477746            69,883
  01/01/2007 to 12/31/2007....................     0.477746       0.522552            53,605
  01/01/2008 to 12/31/2008....................     0.522552       0.325010            31,856
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.570787       0.487828           182,320
  01/01/2002 to 12/31/2002....................     0.487828       0.339806           201,314
  01/01/2003 to 12/31/2003....................     0.339806       0.418895           244,394
  01/01/2004 to 12/31/2004....................     0.418895       0.429955           145,134
  01/01/2005 to 04/30/2005....................     0.429955       0.395027                 0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.100310       1.252352            25,226
  01/01/2005 to 12/31/2005....................     1.252352       1.444243            83,484
  01/01/2006 to 12/31/2006....................     1.444243       1.646278           170,794
  01/01/2007 to 12/31/2007....................     1.646278       1.776867           157,716
  01/01/2008 to 12/31/2008....................     1.776867       0.971554           133,605

                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.186338       1.080853            10,065
  01/01/2002 to 12/31/2002....................     1.080853       0.873156            37,534
  01/01/2003 to 12/31/2003....................     0.873156       1.095183           121,512
  01/01/2004 to 12/31/2004....................     1.095183       1.267460            98,404
  01/01/2005 to 12/31/2005....................     1.267460       1.464325           136,770
  01/01/2006 to 12/31/2006....................     1.464325       1.669638           169,539
  01/01/2007 to 12/31/2007....................     1.669638       1.804299           134,983
  01/01/2008 to 12/31/2008....................     1.804299       0.987266           112,080
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.136200       0.960092             5,923
  01/01/2003 to 12/31/2003....................     0.960092       1.188010            21,850
  01/01/2004 to 12/31/2004....................     1.188010       1.332796            48,192
  01/01/2005 to 12/31/2005....................     1.332796       1.412470            37,164
  01/01/2006 to 12/31/2006....................     1.412470       1.588558            44,541
  01/01/2007 to 12/31/2007....................     1.588558       1.515493            63,014
  01/01/2008 to 12/31/2008....................     1.515493       0.916923            59,026
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.950839       0.771837           107,551
  01/01/2002 to 12/31/2002....................     0.771837       0.523633           211,745
  01/01/2003 to 12/31/2003....................     0.523633       0.667104           196,256
  01/01/2004 to 12/31/2004....................     0.667104       0.709405           155,673
  01/01/2005 to 12/31/2005....................     0.709405       0.790201           164,558
  01/01/2006 to 12/31/2006....................     0.790201       0.761508           156,670
  01/01/2007 to 12/31/2007....................     0.761508       0.763649           100,878
  01/01/2008 to 12/31/2008....................     0.763649       0.456406           151,846
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     9.000686       9.614354             3,572
  01/01/2007 to 12/31/2007....................     9.614354       8.870788             3,545
  01/01/2008 to 12/31/2008....................     8.870788       3.947805             4,190
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.081307       1.109395            23,997
  01/01/2002 to 12/31/2002....................     1.109395       1.196133            75,524
  01/01/2003 to 12/31/2003....................     1.196133       1.212698           311,544
  01/01/2004 to 12/31/2004....................     1.212698       1.234931           389,638
  01/01/2005 to 12/31/2005....................     1.234931       1.233588           486,389
  01/01/2006 to 12/31/2006....................     1.233588       1.255961           483,023
  01/01/2007 to 12/31/2007....................     1.255961       1.313615           405,388
  01/01/2008 to 12/31/2008....................     1.313615       1.360718           298,496
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.216389       2.502291            11,597
  01/01/2005 to 12/31/2005....................     2.502291       2.617958            25,452
  01/01/2006 to 12/31/2006....................     2.617958       2.988475            51,117
  01/01/2007 to 12/31/2007....................     2.988475       3.271123            57,190
  01/01/2008 to 12/31/2008....................     3.271123       2.051110            51,886

                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.282672       2.154109            15,539
  01/01/2002 to 12/31/2002....................     2.154109       1.655281            51,749
  01/01/2003 to 12/31/2003....................     1.655281       2.212305            69,640
  01/01/2004 to 12/31/2004....................     2.212305       2.521057            97,412
  01/01/2005 to 12/31/2005....................     2.521057       2.639934            99,754
  01/01/2006 to 12/31/2006....................     2.639934       3.016453           103,043
  01/01/2007 to 12/31/2007....................     3.016453       3.304879            73,758
  01/01/2008 to 12/31/2008....................     3.304879       2.074362            65,250
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.324949       1.328748             5,256
  01/01/2002 to 12/31/2002....................     1.328748       1.295619            41,947
  01/01/2003 to 12/31/2003....................     1.295619       1.514036           405,947
  01/01/2004 to 12/31/2004....................     1.514036       1.605976           761,359
  01/01/2005 to 12/31/2005....................     1.605976       1.598569           851,541
  01/01/2006 to 12/31/2006....................     1.598569       1.711199           819,116
  01/01/2007 to 12/31/2007....................     1.711199       1.787888           689,961
  01/01/2008 to 12/31/2008....................     1.787888       1.427095           537,289
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.118741       0.841585            34,441
  01/01/2003 to 12/31/2003....................     0.841585       1.146127            51,517
  01/01/2004 to 12/31/2004....................     1.146127       1.196231            92,697
  01/01/2005 to 12/31/2005....................     1.196231       1.270171            89,617
  01/01/2006 to 12/31/2006....................     1.270171       1.422380            94,555
  01/01/2007 to 12/31/2007....................     1.422380       1.549184           181,546
  01/01/2008 to 12/31/2008....................     1.549184       0.930802           178,943
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997863       7.956191                 0
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.997863       6.575142                 0
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997863       7.007019            40,583
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997863       6.544407                 0
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998397      11.109518                 0
  01/01/2006 to 12/31/2006....................    11.109518      12.601688            22,728
  01/01/2007 to 12/31/2007....................    12.601688      12.760958            22,250
  01/01/2008 to 12/31/2008....................    12.760958       7.451953            18,359
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998397      10.261789                 0
  01/01/2006 to 12/31/2006....................    10.261789      10.757677             3,631
  01/01/2007 to 12/31/2007....................    10.757677      11.136526             4,194
  01/01/2008 to 12/31/2008....................    11.136526       9.349595            93,272
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998397      10.478919            30,634
  01/01/2006 to 12/31/2006....................    10.478919      11.245445           119,336
  01/01/2007 to 12/31/2007....................    11.245445      11.557663           101,275
  01/01/2008 to 12/31/2008....................    11.557663       8.886134            83,912

                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.045247       1.021416            58,568
  01/01/2002 to 12/31/2002....................     1.021416       0.850343            96,070
  01/01/2003 to 12/31/2003....................     0.850343       1.122044           148,295
  01/01/2004 to 12/31/2004....................     1.122044       1.273295           120,744
  01/01/2005 to 12/31/2005....................     1.273295       1.398892           241,764
  01/01/2006 to 12/31/2006....................     1.398892       1.506754           306,319
  01/01/2007 to 12/31/2007....................     1.506754       1.588560           368,842
  01/01/2008 to 12/31/2008....................     1.588560       0.991072           296,085
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998397      10.708874            65,516
  01/01/2006 to 12/31/2006....................    10.708874      11.746060           250,282
  01/01/2007 to 12/31/2007....................    11.746060      12.018616           460,702
  01/01/2008 to 12/31/2008....................    12.018616       8.411104           336,873
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998397      10.933905           119,105
  01/01/2006 to 12/31/2006....................    10.933905      12.247775           184,709
  01/01/2007 to 12/31/2007....................    12.247775      12.472362           326,569
  01/01/2008 to 12/31/2008....................    12.472362       7.935695           383,923
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.560497       3.289425            24,005
  01/01/2002 to 12/31/2002....................     3.289425       2.499483            95,818
  01/01/2003 to 12/31/2003....................     2.499483       3.134477            96,716
  01/01/2004 to 12/31/2004....................     3.134477       3.389747           193,189
  01/01/2005 to 12/31/2005....................     3.389747       3.469943           335,166
  01/01/2006 to 12/31/2006....................     3.469943       3.919918           304,269
  01/01/2007 to 12/31/2007....................     3.919918       4.035033           285,909
  01/01/2008 to 12/31/2008....................     4.035033       2.482513           257,855
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.481164       8.262964               215
  01/01/2005 to 12/31/2005....................     8.262964       8.663158             2,936
  01/01/2006 to 04/30/2006....................     8.663158       9.038131             3,418
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.884152       0.817414                 0
  01/01/2002 to 12/31/2002....................     0.817414       0.639359               113
  01/01/2003 to 12/31/2003....................     0.639359       0.761825             8,586
  01/01/2004 to 12/31/2004....................     0.761825       0.831330           160,731
  01/01/2005 to 12/31/2005....................     0.831330       0.873322           171,139
  01/01/2006 to 04/30/2006....................     0.873322       0.911419                 0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.964571       0.863251            11,616
  01/01/2002 to 12/31/2002....................     0.863251       0.641647            43,565
  01/01/2003 to 12/31/2003....................     0.641647       0.779763            66,762
  01/01/2004 to 04/30/2004....................     0.779763       0.792445            74,364

                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.924647       0.843728             5,957
  01/01/2002 to 12/31/2002....................     0.843728       0.729778            46,061
  01/01/2003 to 12/31/2003....................     0.729778       0.945026           101,377
  01/01/2004 to 12/31/2004....................     0.945026       1.107999           143,409
  01/01/2005 to 12/31/2005....................     1.107999       1.265120           194,392
  01/01/2006 to 12/31/2006....................     1.265120       1.570349           335,760
  01/01/2007 to 12/31/2007....................     1.570349       1.744527           337,842
  01/01/2008 to 12/31/2008....................     1.744527       0.985964           329,327
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.348043       3.627233           525,031
  01/01/2005 to 12/31/2005....................     3.627233       3.658797           174,883
  01/01/2006 to 12/31/2006....................     3.658797       4.016546           189,803
  01/01/2007 to 12/31/2007....................     4.016546       4.100743           149,327
  01/01/2008 to 12/31/2008....................     4.100743       3.122615           113,449
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.177387       1.265937            57,797
  01/01/2005 to 12/31/2005....................     1.265937       1.221069           103,536
  01/01/2006 to 12/31/2006....................     1.221069       1.411175           191,084
  01/01/2007 to 12/31/2007....................     1.411175       1.328061           184,399
  01/01/2008 to 12/31/2008....................     1.328061       0.863398           173,875
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.161613       0.949257            25,941
  01/01/2003 to 12/31/2003....................     0.949257       1.166833           124,213
  01/01/2004 to 12/31/2004....................     1.166833       1.273436           158,817
  01/01/2005 to 12/31/2005....................     1.273436       1.229648           121,532
  01/01/2006 to 12/31/2006....................     1.229648       1.422232           121,176
  01/01/2007 to 12/31/2007....................     1.422232       1.339827           109,554
  01/01/2008 to 12/31/2008....................     1.339827       0.872258            95,321
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.445146       1.415219            68,427
  01/01/2002 to 12/31/2002....................     1.415219       1.197402           308,024
  01/01/2003 to 12/31/2003....................     1.197402       1.404814           261,686
  01/01/2004 to 04/30/2004....................     1.404814       1.390032           607,241
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.930958       0.836899             6,859
  01/01/2002 to 12/31/2002....................     0.836899       0.683168            42,456
  01/01/2003 to 12/31/2003....................     0.683168       0.919223            83,836
  01/01/2004 to 12/31/2004....................     0.919223       1.075152           263,650
  01/01/2005 to 12/31/2005....................     1.075152       1.190811           449,763
  01/01/2006 to 12/31/2006....................     1.190811       1.465061           599,910
  01/01/2007 to 12/31/2007....................     1.465061       1.587756           563,321
  01/01/2008 to 12/31/2008....................     1.587756       0.899939           482,514

                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.528486       1.475044             5,550
  01/01/2002 to 12/31/2002....................     1.475044       1.303133             5,590
  01/01/2003 to 12/31/2003....................     1.303133       1.740135           138,714
  01/01/2004 to 12/31/2004....................     1.740135       2.093150           232,084
  01/01/2005 to 12/31/2005....................     2.093150       2.297706           387,653
  01/01/2006 to 12/31/2006....................     2.297706       2.505783           510,618
  01/01/2007 to 12/31/2007....................     2.505783       2.535528           500,367
  01/01/2008 to 12/31/2008....................     2.535528       1.305905           371,535
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.765357       8.401066                 0
  01/01/2006 to 12/31/2006....................     8.401066       8.866752             4,921
  01/01/2007 to 12/31/2007....................     8.866752       9.936998             6,667
  01/01/2008 to 12/31/2008....................     9.936998       5.267773             7,587
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.259526      14.090257                 0
  01/01/2005 to 12/31/2005....................    14.090257      16.027126               326
  01/01/2006 to 12/31/2006....................    16.027126      18.288645             2,558
  01/01/2007 to 12/31/2007....................    18.288645      19.056539             7,347
  01/01/2008 to 12/31/2008....................    19.056539      11.107987             3,684
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.815353      10.881304             1,811
  01/01/2007 to 12/31/2007....................    10.881304      11.822230            10,279
  01/01/2008 to 12/31/2008....................    11.822230      10.794602            39,361
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.005452       1.048627                 0
  01/01/2002 to 12/31/2002....................     1.048627       1.123949           142,585
  01/01/2003 to 12/31/2003....................     1.123949       1.149700         1,012,550
  01/01/2004 to 12/31/2004....................     1.149700       1.183594         1,115,374
  01/01/2005 to 12/31/2005....................     1.183594       1.186889         1,197,306
  01/01/2006 to 12/31/2006....................     1.186889       1.216618         1,143,591
  01/01/2007 to 12/31/2007....................     1.216618       1.283246         1,050,257
  01/01/2008 to 12/31/2008....................     1.283246       1.263558           794,765
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.756284       0.606431            16,536
  01/01/2002 to 12/31/2002....................     0.606431       0.293005            65,868
  01/01/2003 to 12/31/2003....................     0.293005       0.452785           198,811
  01/01/2004 to 12/31/2004....................     0.452785       0.424869           327,498
  01/01/2005 to 12/31/2005....................     0.424869       0.462589           434,081
  01/01/2006 to 12/31/2006....................     0.462589       0.477935           324,315
  01/01/2007 to 12/31/2007....................     0.477935       0.616401           221,339
  01/01/2008 to 12/31/2008....................     0.616401       0.335760           222,215
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.200603       1.164191            41,306
  01/01/2002 to 12/31/2002....................     1.164191       0.906299            77,389
  01/01/2003 to 12/31/2003....................     0.906299       1.295122           113,352
  01/01/2004 to 12/31/2004....................     1.295122       1.491071           169,809
  01/01/2005 to 12/31/2005....................     1.491071       1.525247           159,237
  01/01/2006 to 12/31/2006....................     1.525247       1.758852           223,695
  01/01/2007 to 12/31/2007....................     1.758852       1.695299           182,743
  01/01/2008 to 12/31/2008....................     1.695299       1.102669           161,413

                                                          1.95% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.479788      11.084714             2,476
  01/01/2007 to 12/31/2007....................    11.084714      11.456350             2,688
  01/01/2008 to 12/31/2008....................    11.456350       8.419062             2,165
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.670054      11.337781                 0
  01/01/2007 to 12/31/2007....................    11.337781      11.742351               394
  01/01/2008 to 12/31/2008....................    11.742351       7.718578               746
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.083503       1.169830            17,481
  01/01/2005 to 12/31/2005....................     1.169830       1.219899            36,035
  01/01/2006 to 12/31/2006....................     1.219899       1.350528           136,717
  01/01/2007 to 12/31/2007....................     1.350528       1.445504           231,951
  01/01/2008 to 12/31/2008....................     1.445504       0.822106           193,852
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.928979       0.819713            24,117
  01/01/2002 to 12/31/2002....................     0.819713       0.449852            92,081
  01/01/2003 to 12/31/2003....................     0.449852       0.602810           624,371
  01/01/2004 to 12/31/2004....................     0.602810       0.696503           857,272
  01/01/2005 to 12/31/2005....................     0.696503       0.783007           857,147
  01/01/2006 to 12/31/2006....................     0.783007       0.815261           877,594
  01/01/2007 to 12/31/2007....................     0.815261       0.940438           813,294
  01/01/2008 to 12/31/2008....................     0.940438       0.555637           590,505






T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004.....................    1.190237       1.264309            24,891
  01/01/2005 to 12/31/2005.....................    1.264309       1.372832            28,765
  01/01/2006 to 12/31/2006.....................    1.372832       1.395240            40,947
  01/01/2007 to 12/31/2007.....................    1.395240       1.498575            54,706
  01/01/2008 to 12/31/2008.....................    1.498575       0.935825            42,217
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004.....................    1.770673       1.870319            52,991
  01/01/2005 to 12/31/2005.....................    1.870319       1.881289           166,706
  01/01/2006 to 12/31/2006.....................    1.881289       1.934086           226,759
  01/01/2007 to 12/31/2007.....................    1.934086       1.966784           212,004
  01/01/2008 to 12/31/2008.....................    1.966784       1.635089           170,913

                                                           1.95% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001.....................    1.496872       1.527317            18,898
  01/01/2002 to 12/31/2002.....................    1.527317       1.638059           156,100
  01/01/2003 to 12/31/2003.....................    1.638059       1.807173           420,899
  01/01/2004 to 12/31/2004.....................    1.807173       1.886965           620,532
  01/01/2005 to 12/31/2005.....................    1.886965       1.900076           633,408
  01/01/2006 to 12/31/2006.....................    1.900076       1.953952           557,480
  01/01/2007 to 12/31/2007.....................    1.953952       1.990523           539,022
  01/01/2008 to 12/31/2008.....................    1.990523       1.656953           410,772
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004.....................    1.463541       1.492981             7,193
  01/01/2005 to 12/31/2005.....................    1.492981       1.484593           114,390
  01/01/2006 to 12/31/2006.....................    1.484593       1.513002            86,982
  01/01/2007 to 12/31/2007.....................    1.513002       1.543470            77,834
  01/01/2008 to 12/31/2008.....................    1.543470       1.505529            62,835
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001.....................    1.382767       1.420413            81,484
  01/01/2002 to 12/31/2002.....................    1.420413       1.499178           307,626
  01/01/2003 to 12/31/2003.....................    1.499178       1.492986           464,934
  01/01/2004 to 12/31/2004.....................    1.492986       1.505148           548,668
  01/01/2005 to 12/31/2005.....................    1.505148       1.499477           538,925
  01/01/2006 to 12/31/2006.....................    1.499477       1.529055           487,737
  01/01/2007 to 12/31/2007.....................    1.529055       1.561331           394,486
  01/01/2008 to 12/31/2008.....................    1.561331       1.524545           288,842






                                                           2.20% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    13.794839      14.403530            9,302
  01/01/2007 to 12/31/2007.....................    14.403530      14.557391           21,975
  01/01/2008 to 12/31/2008.....................    14.557391      12.908549           16,542
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.431058       1.315721            2,408
  01/01/2002 to 12/31/2002.....................     1.315721       1.041846           38,659
  01/01/2003 to 12/31/2003.....................     1.041846       1.564764          118,628
  01/01/2004 to 12/31/2004.....................     1.564764       1.850253          216,798
  01/01/2005 to 12/31/2005.....................     1.850253       2.269019          373,694
  01/01/2006 to 12/31/2006.....................     2.269019       2.753726          531,915
  01/01/2007 to 12/31/2007.....................     2.753726       3.270664          547,658
  01/01/2008 to 12/31/2008.....................     3.270664       1.486904          477,846

                                                           2.20% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    11.297123       9.950260           16,083
  01/01/2002 to 12/31/2002.....................     9.950260       7.353160           66,881
  01/01/2003 to 12/31/2003.....................     7.353160       9.841006          180,121
  01/01/2004 to 12/31/2004.....................     9.841006      10.829321          250,582
  01/01/2005 to 12/31/2005.....................    10.829321      12.309813          278,813
  01/01/2006 to 12/31/2006.....................    12.309813      13.273138          286,635
  01/01/2007 to 12/31/2007.....................    13.273138      14.585937          247,843
  01/01/2008 to 12/31/2008.....................    14.585937       7.993652          187,862
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     7.655703       7.401072            9,338
  01/01/2002 to 12/31/2002.....................     7.401072       5.911793           41,859
  01/01/2003 to 12/31/2003.....................     5.911793       7.658592          191,525
  01/01/2004 to 12/31/2004.....................     7.658592       8.268729          306,459
  01/01/2005 to 12/31/2005.....................     8.268729       8.561100          346,257
  01/01/2006 to 12/31/2006.....................     8.561100       9.648645          371,609
  01/01/2007 to 12/31/2007.....................     9.648645       9.913486          347,736
  01/01/2008 to 12/31/2008.....................     9.913486       6.026688          303,558






                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.007808       6.982719                0
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.997808       6.333533                0
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.017807       7.653677                0
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    30.490081      33.669887                0
  01/01/2005 to 12/31/2005....................    33.669887      36.448314                0
  01/01/2006 to 12/31/2006....................    36.448314      38.039193                0
  01/01/2007 to 12/31/2007....................    38.039193      44.826570                0
  01/01/2008 to 12/31/2008....................    44.826570      23.795319                0
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.408891       3.521507                0
  01/01/2002 to 12/31/2002....................     3.521507       3.733737               29
  01/01/2003 to 12/31/2003....................     3.733737       3.864128           21,027
  01/01/2004 to 12/31/2004....................     3.864128       3.945428           19,377
  01/01/2005 to 12/31/2005....................     3.945428       3.950841           22,229
  01/01/2006 to 12/31/2006....................     3.950841       4.033040           17,755
  01/01/2007 to 12/31/2007....................     4.033040       4.190808            6,337
  01/01/2008 to 12/31/2008....................     4.190808       3.957057            5,323
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    31.747219      34.117212                0
  01/01/2005 to 12/31/2005....................    34.117212      34.386285                0
  01/01/2006 to 12/31/2006....................    34.386285      37.160821                0
  01/01/2007 to 12/31/2007....................    37.160821      38.466755                0
  01/01/2008 to 12/31/2008....................    38.466755      28.290109                0

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     6.768414       6.799072                0
  01/01/2008 to 12/31/2008....................     6.799072       4.177765                0
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.353418       5.785748                0
  01/01/2002 to 12/31/2002....................     5.785748       4.180522               16
  01/01/2003 to 12/31/2003....................     4.180522       5.323306                0
  01/01/2004 to 12/31/2004....................     5.323306       5.770587                0
  01/01/2005 to 12/31/2005....................     5.770587       5.844259                0
  01/01/2006 to 12/31/2006....................     5.844259       6.521369                0
  01/01/2007 to 04/27/2007....................     6.521369       6.825799                0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.056325       1.160695                0
  01/01/2005 to 12/31/2005....................     1.160695       1.201005                0
  01/01/2006 to 12/31/2006....................     1.201005       1.402492                0
  01/01/2007 to 12/31/2007....................     1.402492       1.417584                0
  01/01/2008 to 12/31/2008....................     1.417584       0.901598                0
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.789233            5,415
  01/01/2003 to 12/31/2003....................     0.789233       1.047551           18,024
  01/01/2004 to 12/31/2004....................     1.047551       1.163534           16,889
  01/01/2005 to 12/31/2005....................     1.163534       1.205466           16,830
  01/01/2006 to 12/31/2006....................     1.205466       1.408589           16,224
  01/01/2007 to 12/31/2007....................     1.408589       1.425718           15,153
  01/01/2008 to 12/31/2008....................     1.425718       0.907759           20,025
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.190778       2.391001                0
  01/01/2005 to 12/31/2005....................     2.391001       2.502078                0
  01/01/2006 to 12/31/2006....................     2.502078       2.547958                0
  01/01/2007 to 12/31/2007....................     2.547958       2.957541                0
  01/01/2008 to 12/31/2008....................     2.957541       1.835142                0
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.871750       2.615172                0
  01/01/2002 to 12/31/2002....................     2.615172       1.711329               35
  01/01/2003 to 12/31/2003....................     1.711329       2.263043                0
  01/01/2004 to 12/31/2004....................     2.263043       2.409027                0
  01/01/2005 to 12/31/2005....................     2.409027       2.523252                0
  01/01/2006 to 12/31/2006....................     2.523252       2.572298                0
  01/01/2007 to 12/31/2007....................     2.572298       2.988588                0
  01/01/2008 to 12/31/2008....................     2.988588       1.856247                0
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     1.990499       1.995654                0
  01/01/2002 to 12/31/2002....................     1.995654       1.978926            2,170
  01/01/2003 to 12/31/2003....................     1.978926       1.950508            9,680
  01/01/2004 to 12/31/2004....................     1.950508       1.925813           36,414
  01/01/2005 to 12/31/2005....................     1.925813       1.937556           10,168
  01/01/2006 to 12/31/2006....................     1.937556       1.985733           10,260
  01/01/2007 to 12/31/2007....................     1.985733       2.039902           10,594
  01/01/2008 to 12/31/2008....................     2.039902       2.051369            8,861

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.574532       1.764366                0
  01/01/2005 to 12/31/2005....................     1.764366       1.797152                0
  01/01/2006 to 12/31/2006....................     1.797152       2.051324                0
  01/01/2007 to 12/31/2007....................     2.051324       1.936260                0
  01/01/2008 to 12/31/2008....................     1.936260       1.166077                0
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.420278       1.385578                0
  01/01/2002 to 12/31/2002....................     1.385578       1.066310               70
  01/01/2003 to 12/31/2003....................     1.066310       1.566922                0
  01/01/2004 to 12/31/2004....................     1.566922       1.768749                0
  01/01/2005 to 12/31/2005....................     1.768749       1.802423                0
  01/01/2006 to 12/31/2006....................     1.802423       2.060858                0
  01/01/2007 to 12/31/2007....................     2.060858       1.947570                0
  01/01/2008 to 12/31/2008....................     1.947570       1.173927                0
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998356      12.782124                0
  01/01/2005 to 12/31/2005....................    12.782124      14.194452                0
  01/01/2006 to 12/31/2006....................    14.194452      19.143432              888
  01/01/2007 to 12/31/2007....................    19.143432      15.946665            4,086
  01/01/2008 to 12/31/2008....................    15.946665       9.116178            4,684
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.698663       2.892945                0
  01/01/2005 to 12/31/2005....................     2.892945       3.119287                0
  01/01/2006 to 12/31/2006....................     3.119287       3.495569                0
  01/01/2007 to 12/31/2007....................     3.495569       3.574789                0
  01/01/2008 to 12/31/2008....................     3.574789       2.119052                0
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.678428       2.533570                0
  01/01/2002 to 12/31/2002....................     2.533570       2.072358               37
  01/01/2003 to 12/31/2003....................     2.072358       2.655693                0
  01/01/2004 to 12/31/2004....................     2.655693       2.919016                0
  01/01/2005 to 12/31/2005....................     2.919016       3.151414                0
  01/01/2006 to 12/31/2006....................     3.151414       3.534201                0
  01/01/2007 to 12/31/2007....................     3.534201       3.617358                0
  01/01/2008 to 12/31/2008....................     3.617358       2.146486                0
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    16.127362      16.250227                0
  01/01/2007 to 12/31/2007....................    16.250227      16.519591                0
  01/01/2008 to 12/31/2008....................    16.519591       8.913166                0
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.807111              100
  01/01/2003 to 12/31/2003....................     0.807111       1.124118                0
  01/01/2004 to 04/30/2004....................     1.124118       1.111747                0

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.830692       1.504357                0
  01/01/2002 to 12/31/2002....................     1.504357       1.044351               55
  01/01/2003 to 12/31/2003....................     1.044351       1.374567                0
  01/01/2004 to 12/31/2004....................     1.374567       1.573986                0
  01/01/2005 to 12/31/2005....................     1.573986       1.645715                0
  01/01/2006 to 12/31/2006....................     1.645715       1.799673                0
  01/01/2007 to 12/31/2007....................     1.799673       1.906904                0
  01/01/2008 to 12/31/2008....................     1.906904       0.832960                0
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.154053       2.420078                0
  01/01/2005 to 12/31/2005....................     2.420078       2.619758                0
  01/01/2006 to 12/31/2006....................     2.619758       2.867462                0
  01/01/2007 to 12/31/2007....................     2.867462       2.921095                0
  01/01/2008 to 12/31/2008....................     2.921095       1.743542                0
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.474725       2.240022                0
  01/01/2002 to 12/31/2002....................     2.240022       1.766109               40
  01/01/2003 to 12/31/2003....................     1.766109       2.194107                0
  01/01/2004 to 12/31/2004....................     2.194107       2.442214                0
  01/01/2005 to 12/31/2005....................     2.442214       2.646029                0
  01/01/2006 to 12/31/2006....................     2.646029       2.899017                0
  01/01/2007 to 12/31/2007....................     2.899017       2.956140                0
  01/01/2008 to 12/31/2008....................     2.956140       1.766455                0
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.952748       0.876193                0
  01/01/2002 to 12/31/2002....................     0.876193       0.617989              105
  01/01/2003 to 12/31/2003....................     0.617989       0.875959                0
  01/01/2004 to 12/31/2004....................     0.875959       0.954277                0
  01/01/2005 to 12/31/2005....................     0.954277       0.976511                0
  01/01/2006 to 12/31/2006....................     0.976511       1.050265                0
  01/01/2007 to 12/31/2007....................     1.050265       1.073770                0
  01/01/2008 to 12/31/2008....................     1.073770       0.617672                0
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.819611       3.047524                0
  01/01/2005 to 12/31/2005....................     3.047524       3.277353                0
  01/01/2006 to 12/31/2006....................     3.277353       3.603719                0
  01/01/2007 to 12/31/2007....................     3.603719       3.282074                0
  01/01/2008 to 12/31/2008....................     3.282074       1.732791                0
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.388226       2.494693                0
  01/01/2002 to 12/31/2002....................     2.494693       2.225548               42
  01/01/2003 to 12/31/2003....................     2.225548       2.889418            8,959
  01/01/2004 to 12/31/2004....................     2.889418       3.108792            7,320
  01/01/2005 to 12/31/2005....................     3.108792       3.346457            8,555
  01/01/2006 to 12/31/2006....................     3.346457       3.683397            7,935
  01/01/2007 to 12/31/2007....................     3.683397       3.357988                0
  01/01/2008 to 12/31/2008....................     3.357988       1.774630                0

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.866966       1.159838                0
  01/01/2004 to 12/31/2004....................     1.159838       1.370141                0
  01/01/2005 to 12/31/2005....................     1.370141       1.534299                0
  01/01/2006 to 12/31/2006....................     1.534299       1.937892                0
  01/01/2007 to 12/31/2007....................     1.937892       1.878061                0
  01/01/2008 to 12/31/2008....................     1.878061       1.088155                0
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.056063       0.877293               95
  01/01/2003 to 12/31/2003....................     0.877293       1.162207                0
  01/01/2004 to 12/31/2004....................     1.162207       1.374808                0
  01/01/2005 to 12/31/2005....................     1.374808       1.540026                0
  01/01/2006 to 12/31/2006....................     1.540026       1.947185            8,897
  01/01/2007 to 12/31/2007....................     1.947185       1.889333            8,855
  01/01/2008 to 12/31/2008....................     1.889333       1.095764            8,808
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   125.426928     153.248132                0
  01/01/2008 to 12/31/2008....................   153.248132      87.121688                0
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.394860       0.472427                0
  01/01/2006 to 12/31/2006....................     0.472427       0.474784                0
  01/01/2007 to 12/31/2007....................     0.474784       0.518329                0
  01/01/2008 to 12/31/2008....................     0.518329       0.322359                0
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.412516       0.428939                0
  01/01/2005 to 04/30/2005....................     0.428939       0.390152                0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.395135       0.473440                0
  01/01/2006 to 12/31/2006....................     0.473440       0.476150                0
  01/01/2007 to 12/31/2007....................     0.476150       0.520544                0
  01/01/2008 to 12/31/2008....................     0.520544       0.323598                0
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.570453       0.487423                0
  01/01/2002 to 12/31/2002....................     0.487423       0.339352              175
  01/01/2003 to 12/31/2003....................     0.339352       0.418122                0
  01/01/2004 to 12/31/2004....................     0.418122       0.428946                0
  01/01/2005 to 04/30/2005....................     0.428946       0.394035                0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.093169       1.243813                0
  01/01/2005 to 12/31/2005....................     1.243813       1.433681                0
  01/01/2006 to 12/31/2006....................     1.433681       1.633423                0
  01/01/2007 to 12/31/2007....................     1.633423       1.762107                0
  01/01/2008 to 12/31/2008....................     1.762107       0.962999                0

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.180315       1.075100                0
  01/01/2002 to 12/31/2002....................     1.075100       0.868076               85
  01/01/2003 to 12/31/2003....................     0.868076       1.088260                0
  01/01/2004 to 12/31/2004....................     1.088260       1.258817                0
  01/01/2005 to 12/31/2005....................     1.258817       1.453615                0
  01/01/2006 to 12/31/2006....................     1.453615       1.656600                0
  01/01/2007 to 12/31/2007....................     1.656600       1.789310                0
  01/01/2008 to 12/31/2008....................     1.789310       0.978572                0
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.135883       0.959496               88
  01/01/2003 to 12/31/2003....................     0.959496       1.186679                0
  01/01/2004 to 12/31/2004....................     1.186679       1.330636                0
  01/01/2005 to 12/31/2005....................     1.330636       1.409478                0
  01/01/2006 to 12/31/2006....................     1.409478       1.584402                0
  01/01/2007 to 12/31/2007....................     1.584402       1.510768                0
  01/01/2008 to 12/31/2008....................     1.510768       0.913605                0
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.950758       0.771578                0
  01/01/2002 to 12/31/2002....................     0.771578       0.523195              105
  01/01/2003 to 12/31/2003....................     0.523195       0.666195                0
  01/01/2004 to 12/31/2004....................     0.666195       0.708083                0
  01/01/2005 to 12/31/2005....................     0.708083       0.788334                0
  01/01/2006 to 12/31/2006....................     0.788334       0.759330                0
  01/01/2007 to 12/31/2007....................     0.759330       0.761083                0
  01/01/2008 to 12/31/2008....................     0.761083       0.454644                0
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     8.969191       9.577536                0
  01/01/2007 to 12/31/2007....................     9.577536       8.832373                0
  01/01/2008 to 12/31/2008....................     8.832373       3.928729                0
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.079877       1.107654                0
  01/01/2002 to 12/31/2002....................     1.107654       1.193659               93
  01/01/2003 to 12/31/2003....................     1.193659       1.209580                0
  01/01/2004 to 12/31/2004....................     1.209580       1.231139                0
  01/01/2005 to 12/31/2005....................     1.231139       1.229186                0
  01/01/2006 to 12/31/2006....................     1.229186       1.250855                0
  01/01/2007 to 12/31/2007....................     1.250855       1.307618                0
  01/01/2008 to 12/31/2008....................     1.307618       1.353827                0
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.205321       2.488969                0
  01/01/2005 to 12/31/2005....................     2.488969       2.602723                0
  01/01/2006 to 12/31/2006....................     2.602723       2.969603                0
  01/01/2007 to 12/31/2007....................     2.969603       3.248832                0
  01/01/2008 to 12/31/2008....................     3.248832       2.036109                0

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.274500       2.145854                0
  01/01/2002 to 12/31/2002....................     2.145854       1.648099               44
  01/01/2003 to 12/31/2003....................     1.648099       2.201601                0
  01/01/2004 to 12/31/2004....................     2.201601       2.507602                0
  01/01/2005 to 12/31/2005....................     2.507602       2.624536                0
  01/01/2006 to 12/31/2006....................     2.624536       2.997363                0
  01/01/2007 to 12/31/2007....................     2.997363       3.282314                0
  01/01/2008 to 12/31/2008....................     3.282314       2.059162                0
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.321527       1.324977                0
  01/01/2002 to 12/31/2002....................     1.324977       1.291281               76
  01/01/2003 to 12/31/2003....................     1.291281       1.508214                0
  01/01/2004 to 12/31/2004....................     1.508214       1.598999                0
  01/01/2005 to 12/31/2005....................     1.598999       1.590830                0
  01/01/2006 to 12/31/2006....................     1.590830       1.702066                0
  01/01/2007 to 12/31/2007....................     1.702066       1.777451           16,542
  01/01/2008 to 12/31/2008....................     1.777451       1.418053           16,542
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.118428       0.841067               89
  01/01/2003 to 12/31/2003....................     0.841067       1.144844                0
  01/01/2004 to 12/31/2004....................     1.144844       1.194293                0
  01/01/2005 to 12/31/2005....................     1.194293       1.267482                0
  01/01/2006 to 12/31/2006....................     1.267482       1.418660                0
  01/01/2007 to 12/31/2007....................     1.418660       1.544356                0
  01/01/2008 to 12/31/2008....................     1.544356       0.927435                0
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997808       7.953452                0
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.997808       6.572873                0
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997808       7.004603                0
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997808       6.542150                0
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998356      11.105793                0
  01/01/2006 to 12/31/2006....................    11.105793      12.591182                0
  01/01/2007 to 12/31/2007....................    12.591182      12.743909                0
  01/01/2008 to 12/31/2008....................    12.743909       7.438255                0
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998356      10.258346                0
  01/01/2006 to 12/31/2006....................    10.258346      10.748706                0
  01/01/2007 to 12/31/2007....................    10.748706      11.121648                0
  01/01/2008 to 12/31/2008....................    11.121648       9.332420                0
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998356      10.475403                0
  01/01/2006 to 12/31/2006....................    10.475403      11.236068                0
  01/01/2007 to 12/31/2007....................    11.236068      11.542222                0
  01/01/2008 to 12/31/2008....................    11.542222       8.869808                0

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.044728       1.020656                0
  01/01/2002 to 12/31/2002....................     1.020656       0.849288               96
  01/01/2003 to 12/31/2003....................     0.849288       1.120104                0
  01/01/2004 to 12/31/2004....................     1.120104       1.270455                0
  01/01/2005 to 12/31/2005....................     1.270455       1.395077                0
  01/01/2006 to 12/31/2006....................     1.395077       1.501896                0
  01/01/2007 to 12/31/2007....................     1.501896       1.582642                0
  01/01/2008 to 12/31/2008....................     1.582642       0.986884                0
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998356      10.705282                0
  01/01/2006 to 12/31/2006....................    10.705282      11.736267                0
  01/01/2007 to 12/31/2007....................    11.736267      12.002559                0
  01/01/2008 to 12/31/2008....................    12.002559       8.395648                0
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998356      10.930238                0
  01/01/2006 to 12/31/2006....................    10.930238      12.237564                0
  01/01/2007 to 12/31/2007....................    12.237564      12.455699                0
  01/01/2008 to 12/31/2008....................    12.455699       7.921111                0
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.540662       3.270288                0
  01/01/2002 to 12/31/2002....................     3.270288       2.483694               28
  01/01/2003 to 12/31/2003....................     2.483694       3.113107            8,329
  01/01/2004 to 12/31/2004....................     3.113107       3.364950            6,757
  01/01/2005 to 12/31/2005....................     3.364950       3.442842            8,315
  01/01/2006 to 12/31/2006....................     3.442842       3.887365            7,484
  01/01/2007 to 12/31/2007....................     3.887365       3.999512            6,384
  01/01/2008 to 12/31/2008....................     3.999512       2.459423            6,997
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.462424       8.239533                0
  01/01/2005 to 12/31/2005....................     8.239533       8.634287                0
  01/01/2006 to 04/30/2006....................     8.634287       9.006555                0
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.883191       0.816319                0
  01/01/2002 to 12/31/2002....................     0.816319       0.638189              113
  01/01/2003 to 12/31/2003....................     0.638189       0.760051                0
  01/01/2004 to 12/31/2004....................     0.760051       0.828979                0
  01/01/2005 to 12/31/2005....................     0.828979       0.870418                0
  01/01/2006 to 04/30/2006....................     0.870418       0.908242                0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.963522       0.862102                0
  01/01/2002 to 12/31/2002....................     0.862102       0.640473              104
  01/01/2003 to 12/31/2003....................     0.640473       0.777952                0
  01/01/2004 to 04/30/2004....................     0.777952       0.790475                0

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.924469       0.843356                0
  01/01/2002 to 12/31/2002....................     0.843356       0.729093              108
  01/01/2003 to 12/31/2003....................     0.729093       0.943663                0
  01/01/2004 to 12/31/2004....................     0.943663       1.105847                0
  01/01/2005 to 12/31/2005....................     1.105847       1.262034                0
  01/01/2006 to 12/31/2006....................     1.262034       1.565737                0
  01/01/2007 to 12/31/2007....................     1.565737       1.738529           29,374
  01/01/2008 to 12/31/2008....................     1.738529       0.982080           34,602
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.319673       3.595305          250,642
  01/01/2005 to 12/31/2005....................     3.595305       3.624784            5,447
  01/01/2006 to 12/31/2006....................     3.624784       3.977223            5,425
  01/01/2007 to 12/31/2007....................     3.977223       4.058554            5,323
  01/01/2008 to 12/31/2008....................     4.058554       3.088939            5,885
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.174162       1.262051                0
  01/01/2005 to 12/31/2005....................     1.262051       1.216714                0
  01/01/2006 to 12/31/2006....................     1.216714       1.405441                0
  01/01/2007 to 12/31/2007....................     1.405441       1.322000                0
  01/01/2008 to 12/31/2008....................     1.322000       0.859026                0
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.159596       0.947298               86
  01/01/2003 to 12/31/2003....................     0.947298       1.163845                0
  01/01/2004 to 12/31/2004....................     1.163845       1.269538                0
  01/01/2005 to 12/31/2005....................     1.269538       1.225273                0
  01/01/2006 to 12/31/2006....................     1.225273       1.416466                0
  01/01/2007 to 12/31/2007....................     1.416466       1.333724                0
  01/01/2008 to 12/31/2008....................     1.333724       0.867848                0
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.440332       1.410159                0
  01/01/2002 to 12/31/2002....................     1.410159       1.192516            3,587
  01/01/2003 to 12/31/2003....................     1.192516       1.398391           13,502
  01/01/2004 to 04/30/2004....................     1.398391       1.383449           13,502
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.929727       0.835582                0
  01/01/2002 to 12/31/2002....................     0.835582       0.681741              108
  01/01/2003 to 12/31/2003....................     0.681741       0.916841                0
  01/01/2004 to 12/31/2004....................     0.916841       1.071828                0
  01/01/2005 to 12/31/2005....................     1.071828       1.186538                0
  01/01/2006 to 12/31/2006....................     1.186538       1.459077                0
  01/01/2007 to 12/31/2007....................     1.459077       1.580475                0
  01/01/2008 to 12/31/2008....................     1.580475       0.895362                0

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.526466       1.472721                0
  01/01/2002 to 12/31/2002....................     1.472721       1.300445               66
  01/01/2003 to 12/31/2003....................     1.300445       1.735700                0
  01/01/2004 to 12/31/2004....................     1.735700       2.086768                0
  01/01/2005 to 12/31/2005....................     2.086768       2.289560                0
  01/01/2006 to 12/31/2006....................     2.289560       2.495654                0
  01/01/2007 to 12/31/2007....................     2.495654       2.524009                0
  01/01/2008 to 12/31/2008....................     2.524009       1.299318                0
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.748987       8.380577                0
  01/01/2006 to 12/31/2006....................     8.380577       8.840718                0
  01/01/2007 to 12/31/2007....................     8.840718       9.902842                0
  01/01/2008 to 12/31/2008....................     9.902842       5.247025                0
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.215636      14.035159                0
  01/01/2005 to 12/31/2005....................    14.035159      15.956500                0
  01/01/2006 to 12/31/2006....................    15.956500      18.198977                0
  01/01/2007 to 12/31/2007....................    18.198977      18.953574                0
  01/01/2008 to 12/31/2008....................    18.953574      11.042416                0
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.799124      10.861374                0
  01/01/2007 to 12/31/2007....................    10.861374      11.794647                0
  01/01/2008 to 12/31/2008....................    11.794647      10.764016                0
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.005260       1.048166                0
  01/01/2002 to 12/31/2002....................     1.048166       1.122889               99
  01/01/2003 to 12/31/2003....................     1.122889       1.148048                0
  01/01/2004 to 12/31/2004....................     1.148048       1.181301                0
  01/01/2005 to 12/31/2005....................     1.181301       1.183999                0
  01/01/2006 to 12/31/2006....................     1.183999       1.213051                0
  01/01/2007 to 12/31/2007....................     1.213051       1.278841                0
  01/01/2008 to 12/31/2008....................     1.278841       1.258590                0
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.756138       0.606160                0
  01/01/2002 to 12/31/2002....................     0.606160       0.292724              132
  01/01/2003 to 12/31/2003....................     0.292724       0.452115                0
  01/01/2004 to 12/31/2004....................     0.452115       0.424028                0
  01/01/2005 to 12/31/2005....................     0.424028       0.461443                0
  01/01/2006 to 12/31/2006....................     0.461443       0.476513                0
  01/01/2007 to 12/31/2007....................     0.476513       0.614258                0
  01/01/2008 to 12/31/2008....................     0.614258       0.334424                0
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.199015       1.162354                0
  01/01/2002 to 12/31/2002....................     1.162354       0.904411               83
  01/01/2003 to 12/31/2003....................     0.904411       1.291773                0
  01/01/2004 to 12/31/2004....................     1.291773       1.486470                0
  01/01/2005 to 12/31/2005....................     1.486470       1.519783                0
  01/01/2006 to 12/31/2006....................     1.519783       1.751677                0
  01/01/2007 to 12/31/2007....................     1.751677       1.687534                0
  01/01/2008 to 12/31/2008....................     1.687534       1.097067                0

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.476731      11.077806                0
  01/01/2007 to 12/31/2007....................    11.077806      11.443456                0
  01/01/2008 to 12/31/2008....................    11.443456       8.405364                0
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.666941      11.330716                0
  01/01/2007 to 12/31/2007....................    11.330716      11.729135                0
  01/01/2008 to 12/31/2008....................    11.729135       7.706018                0
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.080534       1.166238                0
  01/01/2005 to 12/31/2005....................     1.166238       1.215547                0
  01/01/2006 to 12/31/2006....................     1.215547       1.345040                0
  01/01/2007 to 12/31/2007....................     1.345040       1.438905                0
  01/01/2008 to 12/31/2008....................     1.438905       0.817942                0
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.928800       0.819360                0
  01/01/2002 to 12/31/2002....................     0.819360       0.449436              108
  01/01/2003 to 12/31/2003....................     0.449436       0.601967                0
  01/01/2004 to 12/31/2004....................     0.601967       0.695180                0
  01/01/2005 to 12/31/2005....................     0.695180       0.781130                0
  01/01/2006 to 12/31/2006....................     0.781130       0.812900                0
  01/01/2007 to 12/31/2007....................     0.812900       0.937244                0
  01/01/2008 to 12/31/2008....................     0.937244       0.553471                0
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.185973       1.259362                0
  01/01/2005 to 12/31/2005....................     1.259362       1.366780                0
  01/01/2006 to 12/31/2006....................     1.366780       1.388395                0
  01/01/2007 to 12/31/2007....................     1.388395       1.490474                0
  01/01/2008 to 12/31/2008....................     1.490474       0.930298                0
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.762272       1.860828                0
  01/01/2005 to 12/31/2005....................     1.860828       1.870809                0
  01/01/2006 to 12/31/2006....................     1.870809       1.922353                0
  01/01/2007 to 12/31/2007....................     1.922353       1.953871                0
  01/01/2008 to 12/31/2008....................     1.953871       1.623539                0
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.491886       1.521851                0
  01/01/2002 to 12/31/2002....................     1.521851       1.631387               67
  01/01/2003 to 12/31/2003....................     1.631387       1.798918           28,791
  01/01/2004 to 12/31/2004....................     1.798918       1.877404           24,291
  01/01/2005 to 12/31/2005....................     1.877404       1.889506           30,302
  01/01/2006 to 12/31/2006....................     1.889506       1.942114           28,405
  01/01/2007 to 12/31/2007....................     1.942114       1.977469           12,912
  01/01/2008 to 12/31/2008....................     1.977469       1.645262           10,353

                                                          2.00% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.456597       1.485405                0
  01/01/2005 to 12/31/2005....................     1.485405       1.476323                0
  01/01/2006 to 12/31/2006....................     1.476323       1.503823                0
  01/01/2007 to 12/31/2007....................     1.503823       1.533336                0
  01/01/2008 to 12/31/2008....................     1.533336       1.494894                0
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.378161       1.415333                0
  01/01/2002 to 12/31/2002....................     1.415333       1.493077            2,882
  01/01/2003 to 12/31/2003....................     1.493077       1.486167           67,373
  01/01/2004 to 12/31/2004....................     1.486167       1.497523           64,137
  01/01/2005 to 12/31/2005....................     1.497523       1.491136           71,974
  01/01/2006 to 12/31/2006....................     1.491136       1.519791           60,322
  01/01/2007 to 12/31/2007....................     1.519791       1.551092           31,051
  01/01/2008 to 12/31/2008....................     1.551092       1.513788           25,304






                                                           2.25% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    13.732845      14.334049               0
  01/01/2007 to 12/31/2007.....................    14.334049      14.479886           3,527
  01/01/2008 to 12/31/2008.....................    14.479886      12.833384           2,647
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.428787       1.313300               0
  01/01/2002 to 12/31/2002.....................     1.313300       1.039406              70
  01/01/2003 to 12/31/2003.....................     1.039406       1.560333               0
  01/01/2004 to 12/31/2004.....................     1.560333       1.844088               0
  01/01/2005 to 12/31/2005.....................     1.844088       2.260333               0
  01/01/2006 to 12/31/2006.....................     2.260333       2.741818               0
  01/01/2007 to 12/31/2007.....................     2.741818       3.254883               0
  01/01/2008 to 12/31/2008.....................     3.254883       1.478985               0
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    11.199225       9.861572               0
  01/01/2002 to 12/31/2002.....................     9.861572       7.283960               9
  01/01/2003 to 12/31/2003.....................     7.283960       9.743517           5,680
  01/01/2004 to 12/31/2004.....................     9.743517      10.716668           4,999
  01/01/2005 to 12/31/2005.....................    10.716668      12.175690           5,169
  01/01/2006 to 12/31/2006.....................    12.175690      13.121973           4,812
  01/01/2007 to 12/31/2007.....................    13.121973      14.412573           3,614
  01/01/2008 to 12/31/2008.....................    14.412573       7.894669           4,730

                                                           2.25% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     7.589371       7.335119               0
  01/01/2002 to 12/31/2002.....................     7.335119       5.856183              13
  01/01/2003 to 12/31/2003.....................     5.856183       7.582755           7,299
  01/01/2004 to 12/31/2004.....................     7.582755       8.182748           6,546
  01/01/2005 to 12/31/2005.....................     8.182748       8.467856           7,205
  01/01/2006 to 12/31/2006.....................     8.467856       9.538799           6,691
  01/01/2007 to 12/31/2007.....................     9.538799       9.795699           5,318
  01/01/2008 to 12/31/2008.....................     9.795699       5.952088           6,260






                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.007753       6.980314                0
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.997754       6.331349            9,779
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.017752       7.651043                0
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    30.246923      33.390303                0
  01/01/2005 to 12/31/2005....................    33.390303      36.127659                0
  01/01/2006 to 12/31/2006....................    36.127659      37.685749                0
  01/01/2007 to 12/31/2007....................    37.685749      44.387759               46
  01/01/2008 to 12/31/2008....................    44.387759      23.550536               43
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.379092       3.489860                0
  01/01/2002 to 12/31/2002....................     3.489860       3.698335                0
  01/01/2003 to 12/31/2003....................     3.698335       3.825580           26,363
  01/01/2004 to 12/31/2004....................     3.825580       3.904112           53,252
  01/01/2005 to 12/31/2005....................     3.904112       3.907521           42,909
  01/01/2006 to 12/31/2006....................     3.907521       3.986831           39,110
  01/01/2007 to 12/31/2007....................     3.986831       4.140711           35,431
  01/01/2008 to 12/31/2008....................     4.140711       3.907795           26,525
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    31.465649      33.803423               87
  01/01/2005 to 12/31/2005....................    33.803423      34.053051               90
  01/01/2006 to 12/31/2006....................    34.053051      36.782369               93
  01/01/2007 to 12/31/2007....................    36.782369      38.055879               92
  01/01/2008 to 12/31/2008....................    38.055879      27.973888               84
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     6.688046       6.716085              772
  01/01/2008 to 12/31/2008....................     6.716085       4.124698              804

                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.296436       5.732298                0
  01/01/2002 to 12/31/2002....................     5.732298       4.139827                0
  01/01/2003 to 12/31/2003....................     4.139827       5.268858                0
  01/01/2004 to 12/31/2004....................     5.268858       5.708704            1,217
  01/01/2005 to 12/31/2005....................     5.708704       5.778706            8,501
  01/01/2006 to 12/31/2006....................     5.778706       6.445011              780
  01/01/2007 to 04/27/2007....................     6.445011       6.744777                0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.055264       1.159145                0
  01/01/2005 to 12/31/2005....................     1.159145       1.198804                0
  01/01/2006 to 12/31/2006....................     1.198804       1.399224                0
  01/01/2007 to 12/31/2007....................     1.399224       1.413570            2,560
  01/01/2008 to 12/31/2008....................     1.413570       0.898593           12,553
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.788965                0
  01/01/2003 to 12/31/2003....................     0.788965       1.046673                0
  01/01/2004 to 12/31/2004....................     1.046673       1.161977            8,269
  01/01/2005 to 12/31/2005....................     1.161977       1.203252            8,431
  01/01/2006 to 12/31/2006....................     1.203252       1.405303           52,936
  01/01/2007 to 12/31/2007....................     1.405303       1.421677           24,010
  01/01/2008 to 12/31/2008....................     1.421677       0.904731           13,227
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.180383       2.378867                0
  01/01/2005 to 12/31/2005....................     2.378867       2.488139            9,965
  01/01/2006 to 12/31/2006....................     2.488139       2.532500           12,947
  01/01/2007 to 12/31/2007....................     2.532500       2.938120           18,007
  01/01/2008 to 12/31/2008....................     2.938120       1.822176           16,989
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.862192       2.605768                0
  01/01/2002 to 12/31/2002....................     2.605768       1.704318                0
  01/01/2003 to 12/31/2003....................     1.704318       2.252638            5,890
  01/01/2004 to 12/31/2004....................     2.252638       2.396750           20,770
  01/01/2005 to 12/31/2005....................     2.396750       2.509143           16,071
  01/01/2006 to 12/31/2006....................     2.509143       2.556640           15,366
  01/01/2007 to 12/31/2007....................     2.556640       2.968904           13,141
  01/01/2008 to 12/31/2008....................     2.968904       1.843094           11,701
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     1.972828       1.977477                0
  01/01/2002 to 12/31/2002....................     1.977477       1.959915                0
  01/01/2003 to 12/31/2003....................     1.959915       1.930802            5,049
  01/01/2004 to 12/31/2004....................     1.930802       1.905402           11,158
  01/01/2005 to 12/31/2005....................     1.905402       1.916065           54,936
  01/01/2006 to 12/31/2006....................     1.916065       1.962730          108,946
  01/01/2007 to 12/31/2007....................     1.962730       2.015259            5,223
  01/01/2008 to 12/31/2008....................     2.015259       2.025571           65,239

                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.571519       1.760407           46,955
  01/01/2005 to 12/31/2005....................     1.760407       1.792225           82,193
  01/01/2006 to 12/31/2006....................     1.792225       2.044681           13,083
  01/01/2007 to 12/31/2007....................     2.044681       1.929019           13,130
  01/01/2008 to 12/31/2008....................     1.929019       1.161132           11,963
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.419575       1.384505                0
  01/01/2002 to 12/31/2002....................     1.384505       1.064948                0
  01/01/2003 to 12/31/2003....................     1.064948       1.564135           44,439
  01/01/2004 to 12/31/2004....................     1.564135       1.764719           93,196
  01/01/2005 to 12/31/2005....................     1.764719       1.797420           62,812
  01/01/2006 to 12/31/2006....................     1.797420       2.054115           47,434
  01/01/2007 to 12/31/2007....................     2.054115       1.940222           40,032
  01/01/2008 to 12/31/2008....................     1.940222       1.168910           19,957
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998315      12.777839              701
  01/01/2005 to 12/31/2005....................    12.777839      14.182623            8,203
  01/01/2006 to 12/31/2006....................    14.182623      19.117954           10,170
  01/01/2007 to 12/31/2007....................    19.117954      15.917430            4,945
  01/01/2008 to 12/31/2008....................    15.917430       9.094890            4,552
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.685861       2.878266            1,729
  01/01/2005 to 12/31/2005....................     2.878266       3.101915           12,537
  01/01/2006 to 12/31/2006....................     3.101915       3.474368           15,601
  01/01/2007 to 12/31/2007....................     3.474368       3.551321            7,579
  01/01/2008 to 12/31/2008....................     3.551321       2.104082            7,478
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.669516       2.524472                0
  01/01/2002 to 12/31/2002....................     2.524472       2.063876                0
  01/01/2003 to 12/31/2003....................     2.063876       2.643505           56,887
  01/01/2004 to 12/31/2004....................     2.643505       2.904165           99,210
  01/01/2005 to 12/31/2005....................     2.904165       3.133819           94,780
  01/01/2006 to 12/31/2006....................     3.133819       3.512718           81,447
  01/01/2007 to 12/31/2007....................     3.512718       3.593563           66,376
  01/01/2008 to 12/31/2008....................     3.593563       2.131294           63,757
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    16.049592      16.166506              508
  01/01/2007 to 12/31/2007....................    16.166506      16.426223              507
  01/01/2008 to 12/31/2008....................    16.426223       8.858334              712
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.806844                0
  01/01/2003 to 12/31/2003....................     0.806844       1.123190           30,026
  01/01/2004 to 04/30/2004....................     1.123190       1.110647           41,498

                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.826729       1.500697                0
  01/01/2002 to 12/31/2002....................     1.500697       1.041289                0
  01/01/2003 to 12/31/2003....................     1.041289       1.369860            4,015
  01/01/2004 to 12/31/2004....................     1.369860       1.567810           81,235
  01/01/2005 to 12/31/2005....................     1.567810       1.638441           66,463
  01/01/2006 to 12/31/2006....................     1.638441       1.790826           42,408
  01/01/2007 to 12/31/2007....................     1.790826       1.896577           44,510
  01/01/2008 to 12/31/2008....................     1.896577       0.828031           19,408
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.142219       2.405985            2,024
  01/01/2005 to 12/31/2005....................     2.405985       2.603205           35,279
  01/01/2006 to 12/31/2006....................     2.603205       2.847923            5,681
  01/01/2007 to 12/31/2007....................     2.847923       2.899731            1,939
  01/01/2008 to 12/31/2008....................     2.899731       1.729921            2,131
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.464638       2.230304                0
  01/01/2002 to 12/31/2002....................     2.230304       1.757562                0
  01/01/2003 to 12/31/2003....................     1.757562       2.182391                0
  01/01/2004 to 12/31/2004....................     2.182391       2.427956              462
  01/01/2005 to 12/31/2005....................     2.427956       2.629272                0
  01/01/2006 to 12/31/2006....................     2.629272       2.879222           21,779
  01/01/2007 to 12/31/2007....................     2.879222       2.934480           29,926
  01/01/2008 to 12/31/2008....................     2.934480       1.752631              836
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.952667       0.875884                0
  01/01/2002 to 12/31/2002....................     0.875884       0.617465                0
  01/01/2003 to 12/31/2003....................     0.617465       0.874779                0
  01/01/2004 to 12/31/2004....................     0.874779       0.952514           83,676
  01/01/2005 to 12/31/2005....................     0.952514       0.974222           40,023
  01/01/2006 to 12/31/2006....................     0.974222       1.047280           26,231
  01/01/2007 to 12/31/2007....................     1.047280       1.070180           26,345
  01/01/2008 to 12/31/2008....................     1.070180       0.615297           25,208
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.819611       3.047524            1,640
  01/01/2005 to 12/31/2005....................     3.047524       3.277353           20,566
  01/01/2006 to 12/31/2006....................     3.277353       3.603719           14,127
  01/01/2007 to 12/31/2007....................     3.603719       3.282074            9,924
  01/01/2008 to 12/31/2008....................     3.282074       1.732791            7,432
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.378490       2.483878                0
  01/01/2002 to 12/31/2002....................     2.483878       2.214789                0
  01/01/2003 to 12/31/2003....................     2.214789       2.874018           28,639
  01/01/2004 to 12/31/2004....................     2.874018       3.090673           57,495
  01/01/2005 to 12/31/2005....................     3.090673       3.325297           27,168
  01/01/2006 to 12/31/2006....................     3.325297       3.658283           24,323
  01/01/2007 to 12/31/2007....................     3.658283       3.333417           14,369
  01/01/2008 to 12/31/2008....................     3.333417       1.760758           11,855

                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.866290       1.158543           17,562
  01/01/2004 to 12/31/2004....................     1.158543       1.367925           64,386
  01/01/2005 to 12/31/2005....................     1.367925       1.531055          131,907
  01/01/2006 to 12/31/2006....................     1.531055       1.932832          101,166
  01/01/2007 to 12/31/2007....................     1.932832       1.872216           61,185
  01/01/2008 to 12/31/2008....................     1.872216       1.084224           34,530
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   123.860928     151.284020              489
  01/01/2008 to 12/31/2008....................   151.284020      85.961854              575
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.393872       0.471088                0
  01/01/2006 to 12/31/2006....................     0.471088       0.473203                0
  01/01/2007 to 12/31/2007....................     0.473203       0.516343                0
  01/01/2008 to 12/31/2008....................     0.516343       0.320963                0
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.411689       0.427937                0
  01/01/2005 to 04/30/2005....................     0.427937       0.389178                0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.394146       0.472098                0
  01/01/2006 to 12/31/2006....................     0.472098       0.474564                0
  01/01/2007 to 12/31/2007....................     0.474564       0.518549                0
  01/01/2008 to 12/31/2008....................     0.518549       0.322196                0
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.570119       0.487001                0
  01/01/2002 to 12/31/2002....................     0.487001       0.338891                0
  01/01/2003 to 12/31/2003....................     0.338891       0.417354                0
  01/01/2004 to 12/31/2004....................     0.417354       0.427943                0
  01/01/2005 to 04/30/2005....................     0.427943       0.393050                0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.086075       1.235332              260
  01/01/2005 to 12/31/2005....................     1.235332       1.423196           14,387
  01/01/2006 to 12/31/2006....................     1.423196       1.620669           13,880
  01/01/2007 to 12/31/2007....................     1.620669       1.747469           12,906
  01/01/2008 to 12/31/2008....................     1.747469       0.954519           17,115
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.174327       1.069361                0
  01/01/2002 to 12/31/2002....................     1.069361       0.863013                0
  01/01/2003 to 12/31/2003....................     0.863013       1.081383            8,930
  01/01/2004 to 12/31/2004....................     1.081383       1.250235           22,105
  01/01/2005 to 12/31/2005....................     1.250235       1.442986           15,396
  01/01/2006 to 12/31/2006....................     1.442986       1.643667           13,562
  01/01/2007 to 12/31/2007....................     1.643667       1.774450           31,114
  01/01/2008 to 12/31/2008....................     1.774450       0.969958           13,778

                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.135566       0.958902                0
  01/01/2003 to 12/31/2003....................     0.958902       1.185353                0
  01/01/2004 to 12/31/2004....................     1.185353       1.328484                0
  01/01/2005 to 12/31/2005....................     1.328484       1.406498                0
  01/01/2006 to 12/31/2006....................     1.406498       1.580264                0
  01/01/2007 to 12/31/2007....................     1.580264       1.506066            3,107
  01/01/2008 to 12/31/2008....................     1.506066       0.910304            3,106
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.950677       0.771319                0
  01/01/2002 to 12/31/2002....................     0.771319       0.522758                0
  01/01/2003 to 12/31/2003....................     0.522758       0.665295                0
  01/01/2004 to 12/31/2004....................     0.665295       0.706773           12,142
  01/01/2005 to 12/31/2005....................     0.706773       0.786484           12,056
  01/01/2006 to 12/31/2006....................     0.786484       0.757170          120,583
  01/01/2007 to 12/31/2007....................     0.757170       0.758537          108,705
  01/01/2008 to 12/31/2008....................     0.758537       0.452895                0
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     8.937807       9.540862                0
  01/01/2007 to 12/31/2007....................     9.540862       8.794130                0
  01/01/2008 to 12/31/2008....................     8.794130       3.909748              979
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.078558       1.106029                0
  01/01/2002 to 12/31/2002....................     1.106029       1.191314                0
  01/01/2003 to 12/31/2003....................     1.191314       1.206603           60,164
  01/01/2004 to 12/31/2004....................     1.206603       1.227494           75,224
  01/01/2005 to 12/31/2005....................     1.227494       1.224937           77,109
  01/01/2006 to 12/31/2006....................     1.224937       1.245910           76,359
  01/01/2007 to 12/31/2007....................     1.245910       1.301794           76,370
  01/01/2008 to 12/31/2008....................     1.301794       1.347122           45,552
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.194308       2.475719              424
  01/01/2005 to 12/31/2005....................     2.475719       2.587577           23,572
  01/01/2006 to 12/31/2006....................     2.587577       2.950849           14,094
  01/01/2007 to 12/31/2007....................     2.950849       3.226693            2,930
  01/01/2008 to 12/31/2008....................     3.226693       2.021217            5,691
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.266363       2.137609                0
  01/01/2002 to 12/31/2002....................     2.137609       1.640950                0
  01/01/2003 to 12/31/2003....................     1.640950       2.190971            9,177
  01/01/2004 to 12/31/2004....................     2.190971       2.494244           15,138
  01/01/2005 to 12/31/2005....................     2.494244       2.609256           21,158
  01/01/2006 to 12/31/2006....................     2.609256       2.978427           20,003
  01/01/2007 to 12/31/2007....................     2.978427       3.259939           15,047
  01/01/2008 to 12/31/2008....................     3.259939       2.044098            3,606

                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.330042       1.333178                0
  01/01/2002 to 12/31/2002....................     1.333178       1.298637                0
  01/01/2003 to 12/31/2003....................     1.298637       1.516050           16,271
  01/01/2004 to 12/31/2004....................     1.516050       1.606501           41,785
  01/01/2005 to 12/31/2005....................     1.606501       1.597498           74,505
  01/01/2006 to 12/31/2006....................     1.597498       1.708349           82,813
  01/01/2007 to 12/31/2007....................     1.708349       1.783117           78,255
  01/01/2008 to 12/31/2008....................     1.783117       1.421860           73,040
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.118116       0.840553                0
  01/01/2003 to 12/31/2003....................     0.840553       1.143575           21,268
  01/01/2004 to 12/31/2004....................     1.143575       1.192371           39,133
  01/01/2005 to 12/31/2005....................     1.192371       1.264812           38,396
  01/01/2006 to 12/31/2006....................     1.264812       1.414967           23,002
  01/01/2007 to 12/31/2007....................     1.414967       1.539561           27,495
  01/01/2008 to 12/31/2008....................     1.539561       0.924091            4,559
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997754       7.950715                0
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.997754       6.570607              799
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997754       7.002190                0
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997754       6.539896                0
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998315      11.102071            2,944
  01/01/2006 to 12/31/2006....................    11.102071      12.580693            2,941
  01/01/2007 to 12/31/2007....................    12.580693      12.726895            2,939
  01/01/2008 to 12/31/2008....................    12.726895       7.424591            2,935
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998315      10.254906                0
  01/01/2006 to 12/31/2006....................    10.254906      10.739749                0
  01/01/2007 to 12/31/2007....................    10.739749      11.106799                0
  01/01/2008 to 12/31/2008....................    11.106799       9.315287           28,616
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998315      10.471891                0
  01/01/2006 to 12/31/2006....................    10.471891      11.226706                0
  01/01/2007 to 12/31/2007....................    11.226706      11.526811            9,938
  01/01/2008 to 12/31/2008....................    11.526811       8.853522                0
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.044227       1.019896                0
  01/01/2002 to 12/31/2002....................     1.019896       0.848220                0
  01/01/2003 to 12/31/2003....................     0.848220       1.118141           15,614
  01/01/2004 to 12/31/2004....................     1.118141       1.267594           32,206
  01/01/2005 to 12/31/2005....................     1.267594       1.391243           23,080
  01/01/2006 to 12/31/2006....................     1.391243       1.497022           13,730
  01/01/2007 to 12/31/2007....................     1.497022       1.576713            6,877
  01/01/2008 to 12/31/2008....................     1.576713       0.982693            4,193

                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998315      10.701694              261
  01/01/2006 to 12/31/2006....................    10.701694      11.726488           20,728
  01/01/2007 to 12/31/2007....................    11.726488      11.986534           40,156
  01/01/2008 to 12/31/2008....................    11.986534       8.380231           26,032
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998315      10.926575                0
  01/01/2006 to 12/31/2006....................    10.926575      12.227369           14,394
  01/01/2007 to 12/31/2007....................    12.227369      12.439069           19,365
  01/01/2008 to 12/31/2008....................    12.439069       7.906563           37,246
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.521031       3.251284                0
  01/01/2002 to 12/31/2002....................     3.251284       2.468025                0
  01/01/2003 to 12/31/2003....................     2.468025       3.091926            4,878
  01/01/2004 to 12/31/2004....................     3.091926       3.340382            8,257
  01/01/2005 to 12/31/2005....................     3.340382       3.416003            4,423
  01/01/2006 to 12/31/2006....................     3.416003       3.855139            3,190
  01/01/2007 to 12/31/2007....................     3.855139       3.964364            2,281
  01/01/2008 to 12/31/2008....................     3.964364       2.436584            2,359
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.443730       8.216169                0
  01/01/2005 to 12/31/2005....................     8.216169       8.605513                0
  01/01/2006 to 04/30/2006....................     8.605513       8.975089                0
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.882231       0.815218                0
  01/01/2002 to 12/31/2002....................     0.815218       0.637003                0
  01/01/2003 to 12/31/2003....................     0.637003       0.758261                0
  01/01/2004 to 12/31/2004....................     0.758261       0.826613                0
  01/01/2005 to 12/31/2005....................     0.826613       0.867501                0
  01/01/2006 to 04/30/2006....................     0.867501       0.905052                0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.962475       0.860932                0
  01/01/2002 to 12/31/2002....................     0.860932       0.639280                0
  01/01/2003 to 12/31/2003....................     0.639280       0.776109                0
  01/01/2004 to 04/30/2004....................     0.776109       0.788473                0
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.913776       0.833377                0
  01/01/2002 to 12/31/2002....................     0.833377       0.720086                0
  01/01/2003 to 12/31/2003....................     0.720086       0.931581           12,453
  01/01/2004 to 12/31/2004....................     0.931581       1.091142           36,320
  01/01/2005 to 12/31/2005....................     1.091142       1.244632           99,569
  01/01/2006 to 12/31/2006....................     1.244632       1.543379           71,829
  01/01/2007 to 12/31/2007....................     1.543379       1.712843           99,699
  01/01/2008 to 12/31/2008....................     1.712843       0.967084          122,309
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.291543       3.563658           64,762
  01/01/2005 to 12/31/2005....................     3.563658       3.591086           24,934
  01/01/2006 to 12/31/2006....................     3.591086       3.938285           39,408
  01/01/2007 to 12/31/2007....................     3.938285       4.016800           24,518
  01/01/2008 to 12/31/2008....................     4.016800       3.055626           20,106

                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.170946       1.258177            9,897
  01/01/2005 to 12/31/2005....................     1.258177       1.212374           29,012
  01/01/2006 to 12/31/2006....................     1.212374       1.399731           30,279
  01/01/2007 to 12/31/2007....................     1.399731       1.315967           32,462
  01/01/2008 to 12/31/2008....................     1.315967       0.854676           42,165
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.157583       0.945336                0
  01/01/2003 to 12/31/2003....................     0.945336       1.160856           36,493
  01/01/2004 to 12/31/2004....................     1.160856       1.265644          120,973
  01/01/2005 to 12/31/2005....................     1.265644       1.220906          112,786
  01/01/2006 to 12/31/2006....................     1.220906       1.410715           62,250
  01/01/2007 to 12/31/2007....................     1.410715       1.327641           35,906
  01/01/2008 to 12/31/2008....................     1.327641       0.863456            2,967
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.435537       1.405099                0
  01/01/2002 to 12/31/2002....................     1.405099       1.187645                0
  01/01/2003 to 12/31/2003....................     1.187645       1.391978           14,196
  01/01/2004 to 04/30/2004....................     1.391978       1.376879           51,121
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.928572       0.834321                0
  01/01/2002 to 12/31/2002....................     0.834321       0.680380                0
  01/01/2003 to 12/31/2003....................     0.680380       0.914558                0
  01/01/2004 to 12/31/2004....................     0.914558       1.068624            1,253
  01/01/2005 to 12/31/2005....................     1.068624       1.182402            1,199
  01/01/2006 to 12/31/2006....................     1.182402       1.453267                0
  01/01/2007 to 12/31/2007....................     1.453267       1.573391                0
  01/01/2008 to 12/31/2008....................     1.573391       0.890901                0
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.524449       1.470389                0
  01/01/2002 to 12/31/2002....................     1.470389       1.297733                0
  01/01/2003 to 12/31/2003....................     1.297733       1.731207            5,306
  01/01/2004 to 12/31/2004....................     1.731207       2.080325           58,863
  01/01/2005 to 12/31/2005....................     2.080325       2.281355          118,021
  01/01/2006 to 12/31/2006....................     2.281355       2.485470           75,819
  01/01/2007 to 12/31/2007....................     2.485470       2.512446           37,943
  01/01/2008 to 12/31/2008....................     2.512446       1.292715           35,455
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.732662       8.360154                0
  01/01/2006 to 12/31/2006....................     8.360154       8.814778                0
  01/01/2007 to 12/31/2007....................     8.814778       9.868827              401
  01/01/2008 to 12/31/2008....................     9.868827       5.226372            1,408
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.171935      13.980317              107
  01/01/2005 to 12/31/2005....................    13.980317      15.886236              589
  01/01/2006 to 12/31/2006....................    15.886236      18.109813              571
  01/01/2007 to 12/31/2007....................    18.109813      18.851238              542
  01/01/2008 to 12/31/2008....................    18.851238      10.977278            1,308

                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.782931      10.841495                0
  01/01/2007 to 12/31/2007....................    10.841495      11.767148                0
  01/01/2008 to 12/31/2008....................    11.767148      10.733538           10,606
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.005067       1.047707                0
  01/01/2002 to 12/31/2002....................     1.047707       1.121846                0
  01/01/2003 to 12/31/2003....................     1.121846       1.146411          146,089
  01/01/2004 to 12/31/2004....................     1.146411       1.179026          167,218
  01/01/2005 to 12/31/2005....................     1.179026       1.181130          177,269
  01/01/2006 to 12/31/2006....................     1.181130       1.209509          140,044
  01/01/2007 to 12/31/2007....................     1.209509       1.274466          125,567
  01/01/2008 to 12/31/2008....................     1.274466       1.253655           79,120
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.755992       0.605880                0
  01/01/2002 to 12/31/2002....................     0.605880       0.292440                0
  01/01/2003 to 12/31/2003....................     0.292440       0.451458           19,399
  01/01/2004 to 12/31/2004....................     0.451458       0.423199           48,834
  01/01/2005 to 12/31/2005....................     0.423199       0.460312           21,816
  01/01/2006 to 12/31/2006....................     0.460312       0.475108           22,315
  01/01/2007 to 12/31/2007....................     0.475108       0.612139           26,080
  01/01/2008 to 12/31/2008....................     0.612139       0.333103           20,949
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.197426       1.160508                0
  01/01/2002 to 12/31/2002....................     1.160508       0.902525                0
  01/01/2003 to 12/31/2003....................     0.902525       1.288438            8,677
  01/01/2004 to 12/31/2004....................     1.288438       1.481890           18,127
  01/01/2005 to 12/31/2005....................     1.481890       1.514345           27,264
  01/01/2006 to 12/31/2006....................     1.514345       1.744540           29,627
  01/01/2007 to 12/31/2007....................     1.744540       1.679813            4,432
  01/01/2008 to 12/31/2008....................     1.679813       1.091499            4,815
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.473677      11.070908                0
  01/01/2007 to 12/31/2007....................    11.070908      11.430585                0
  01/01/2008 to 12/31/2008....................    11.430585       8.391697                0
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.663832      11.323661                0
  01/01/2007 to 12/31/2007....................    11.323661      11.715944                0
  01/01/2008 to 12/31/2008....................    11.715944       7.693486                0
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.077573       1.162657            2,171
  01/01/2005 to 12/31/2005....................     1.162657       1.211211           29,547
  01/01/2006 to 12/31/2006....................     1.211211       1.339573           29,022
  01/01/2007 to 12/31/2007....................     1.339573       1.432337           25,986
  01/01/2008 to 12/31/2008....................     1.432337       0.813799           15,214

                                                          2.05% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.928651       0.819014                0
  01/01/2002 to 12/31/2002....................     0.819014       0.449045                0
  01/01/2003 to 12/31/2003....................     0.449045       0.601135           44,461
  01/01/2004 to 12/31/2004....................     0.601135       0.693872          124,789
  01/01/2005 to 12/31/2005....................     0.693872       0.779272           66,704
  01/01/2006 to 12/31/2006....................     0.779272       0.810563           90,073
  01/01/2007 to 12/31/2007....................     0.810563       0.934079          103,454
  01/01/2008 to 12/31/2008....................     0.934079       0.551325          107,546
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.181725       1.254435                0
  01/01/2005 to 12/31/2005....................     1.254435       1.360754            8,536
  01/01/2006 to 12/31/2006....................     1.360754       1.381585           57,256
  01/01/2007 to 12/31/2007....................     1.381585       1.482417           33,171
  01/01/2008 to 12/31/2008....................     1.482417       0.924804           47,212
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.753911       1.851386            6,651
  01/01/2005 to 12/31/2005....................     1.851386       1.860388           16,045
  01/01/2006 to 12/31/2006....................     1.860388       1.910692           16,977
  01/01/2007 to 12/31/2007....................     1.910692       1.941043           10,987
  01/01/2008 to 12/31/2008....................     1.941043       1.612071            4,977
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.486920       1.516402                0
  01/01/2002 to 12/31/2002....................     1.516402       1.624734                0
  01/01/2003 to 12/31/2003....................     1.624734       1.790682           65,852
  01/01/2004 to 12/31/2004....................     1.790682       1.867873          300,521
  01/01/2005 to 12/31/2005....................     1.867873       1.878977          332,073
  01/01/2006 to 12/31/2006....................     1.878977       1.930329           97,253
  01/01/2007 to 12/31/2007....................     1.930329       1.964483           72,467
  01/01/2008 to 12/31/2008....................     1.964483       1.633638           43,385
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.449686       1.477867              529
  01/01/2005 to 12/31/2005....................     1.477867       1.468099           71,047
  01/01/2006 to 12/31/2006....................     1.468099       1.494700           70,250
  01/01/2007 to 12/31/2007....................     1.494700       1.523268           79,306
  01/01/2008 to 12/31/2008....................     1.523268       1.484334           41,252
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.373574       1.410274                0
  01/01/2002 to 12/31/2002....................     1.410274       1.486992                0
  01/01/2003 to 12/31/2003....................     1.486992       1.479373           78,735
  01/01/2004 to 12/31/2004....................     1.479373       1.489930          134,760
  01/01/2005 to 12/31/2005....................     1.489930       1.482837          108,948
  01/01/2006 to 12/31/2006....................     1.482837       1.510579           88,726
  01/01/2007 to 12/31/2007....................     1.510579       1.540916           69,375
  01/01/2008 to 12/31/2008....................     1.540916       1.503104           27,814

                                                           2.30% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    13.671130      14.264903              361
  01/01/2007 to 12/31/2007.....................    14.264903      14.402794            5,903
  01/01/2008 to 12/31/2008.....................    14.402794      12.758660            1,897
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.426521       1.310848                0
  01/01/2002 to 12/31/2002.....................     1.310848       1.036946                0
  01/01/2003 to 12/31/2003.....................     1.036946       1.555856           29,079
  01/01/2004 to 12/31/2004.....................     1.555856       1.837877          118,842
  01/01/2005 to 12/31/2005.....................     1.837877       2.251597           96,379
  01/01/2006 to 12/31/2006.....................     2.251597       2.729860           82,271
  01/01/2007 to 12/31/2007.....................     2.729860       3.239059          116,556
  01/01/2008 to 12/31/2008.....................     3.239059       1.471055           75,397
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    11.103152       9.774208                0
  01/01/2002 to 12/31/2002.....................     9.774208       7.215819                0
  01/01/2003 to 12/31/2003.....................     7.215819       9.647551           28,424
  01/01/2004 to 12/31/2004.....................     9.647551      10.605799           55,853
  01/01/2005 to 12/31/2005.....................    10.605799      12.043723           68,792
  01/01/2006 to 12/31/2006.....................    12.043723      12.973278           58,186
  01/01/2007 to 12/31/2007.....................    12.973278      14.242091           45,319
  01/01/2008 to 12/31/2008.....................    14.242091       7.797364           36,510
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     7.524304       7.270277                0
  01/01/2002 to 12/31/2002.....................     7.270277       5.801504                0
  01/01/2003 to 12/31/2003.....................     5.801504       7.508206           31,409
  01/01/2004 to 12/31/2004.....................     7.508206       8.098238           69,227
  01/01/2005 to 12/31/2005.....................     8.098238       8.376225           94,670
  01/01/2006 to 12/31/2006.....................     8.376225       9.430876           67,103
  01/01/2007 to 12/31/2007.....................     9.430876       9.680001           61,725
  01/01/2008 to 12/31/2008.....................     9.680001       5.878832           46,419






                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
American Funds Balanced Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.007698       6.977907                0
American Funds Growth Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................     9.997699       6.329165                0
American Funds Moderate Allocation Sub-Account
  (Class C)
  04/28/2008 to 12/31/2008....................    10.017698       7.648408                0
BlackRock Aggressive Growth Sub-Account (Class
  B)
  05/01/2004 to 12/31/2004....................    30.005527      33.112837                0
  01/01/2005 to 12/31/2005....................    33.112837      35.809593                0
  01/01/2006 to 12/31/2006....................    35.809593      37.335334                0
  01/01/2007 to 12/31/2007....................    37.335334      43.952928                0
  01/01/2008 to 12/31/2008....................    43.952928      23.308100                0

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Bond Income Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     3.348569       3.457468                0
  01/01/2002 to 12/31/2002....................     3.457468       3.662177                0
  01/01/2003 to 12/31/2003....................     3.662177       3.786284          186,970
  01/01/2004 to 12/31/2004....................     3.786284       3.862072          148,929
  01/01/2005 to 12/31/2005....................     3.862072       3.863517          108,189
  01/01/2006 to 12/31/2006....................     3.863517       3.939970           51,658
  01/01/2007 to 12/31/2007....................     3.939970       4.089984           38,442
  01/01/2008 to 12/31/2008....................     4.089984       3.857986           24,944
BlackRock Diversified Sub-Account (Class B)
  05/01/2004 to 12/31/2004....................    31.186373      33.492293                0
  01/01/2005 to 12/31/2005....................    33.492293      33.722804                0
  01/01/2006 to 12/31/2006....................    33.722804      36.407498                0
  01/01/2007 to 12/31/2007....................    36.407498      37.649096                0
  01/01/2008 to 12/31/2008....................    37.649096      27.660978                0
BlackRock Large Cap Core Sub-Account(12)
  04/30/2007 to 12/31/2007....................     6.608868       6.634348           16,142
  01/01/2008 to 12/31/2008....................     6.634348       4.072452           16,218
BlackRock Large Cap Sub-Account(12)
  (previously BlackRock Investment Trust Sub-
  Account (Class B))
  07/02/2001 to 12/31/2001....................     6.239924       5.679562                0
  01/01/2002 to 12/31/2002....................     5.679562       4.099681                0
  01/01/2003 to 12/31/2003....................     4.099681       5.215161           27,227
  01/01/2004 to 12/31/2004....................     5.215161       5.647692           23,385
  01/01/2005 to 12/31/2005....................     5.647692       5.714097           23,230
  01/01/2006 to 12/31/2006....................     5.714097       6.369775           24,315
  01/01/2007 to 04/27/2007....................     6.369775       6.664956                0
BlackRock Large Cap Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.054205       1.157598                0
  01/01/2005 to 12/31/2005....................     1.157598       1.196607                0
  01/01/2006 to 12/31/2006....................     1.196607       1.395964                0
  01/01/2007 to 12/31/2007....................     1.395964       1.409567                0
  01/01/2008 to 12/31/2008....................     1.409567       0.895598                0
BlackRock Large Cap Value Sub-Account (Class
  E)(9)
  05/01/2002 to 12/31/2002....................     1.000000       0.788702                0
  01/01/2003 to 12/31/2003....................     0.788702       1.045806                0
  01/01/2004 to 12/31/2004....................     1.045806       1.160433           15,493
  01/01/2005 to 12/31/2005....................     1.160433       1.201055           14,641
  01/01/2006 to 12/31/2006....................     1.201055       1.402037           16,897
  01/01/2007 to 12/31/2007....................     1.402037       1.417660           12,765
  01/01/2008 to 12/31/2008....................     1.417660       0.901722           12,145
BlackRock Legacy Large Cap Growth Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.170036       2.366794                0
  01/01/2005 to 12/31/2005....................     2.366794       2.474278                0
  01/01/2006 to 12/31/2006....................     2.474278       2.517135                0
  01/01/2007 to 12/31/2007....................     2.517135       2.918828                0
  01/01/2008 to 12/31/2008....................     2.918828       1.809301                0

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
BlackRock Legacy Large Cap Growth Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.852660       2.596484                0
  01/01/2002 to 12/31/2002....................     2.596484       1.697395                0
  01/01/2003 to 12/31/2003....................     1.697395       2.242377           76,830
  01/01/2004 to 12/31/2004....................     2.242377       2.384636           74,356
  01/01/2005 to 12/31/2005....................     2.384636       2.495216           71,805
  01/01/2006 to 12/31/2006....................     2.495216       2.541182           72,794
  01/01/2007 to 12/31/2007....................     2.541182       2.949470           54,347
  01/01/2008 to 12/31/2008....................     2.949470       1.830110           50,701
BlackRock Money Market Sub-Account (Class B)
  07/02/2001 to 12/31/2001....................     1.955275       1.959361                0
  01/01/2002 to 12/31/2002....................     1.959361       1.940979                0
  01/01/2003 to 12/31/2003....................     1.940979       1.911192          325,263
  01/01/2004 to 12/31/2004....................     1.911192       1.885104          120,130
  01/01/2005 to 12/31/2005....................     1.885104       1.894708           99,720
  01/01/2006 to 12/31/2006....................     1.894708       1.939885           58,490
  01/01/2007 to 12/31/2007....................     1.939885       1.990802           70,171
  01/01/2008 to 12/31/2008....................     1.990802       1.999986           55,918
BlackRock Strategic Value Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     1.568512       1.756456                0
  01/01/2005 to 12/31/2005....................     1.756456       1.787312                0
  01/01/2006 to 12/31/2006....................     1.787312       2.038059                0
  01/01/2007 to 12/31/2007....................     2.038059       1.921805                0
  01/01/2008 to 12/31/2008....................     1.921805       1.156208                0
BlackRock Strategic Value Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     1.418872       1.383506                0
  01/01/2002 to 12/31/2002....................     1.383506       1.063646                0
  01/01/2003 to 12/31/2003....................     1.063646       1.561443          444,414
  01/01/2004 to 12/31/2004....................     1.561443       1.760800          221,962
  01/01/2005 to 12/31/2005....................     1.760800       1.792534          207,707
  01/01/2006 to 12/31/2006....................     1.792534       2.047510          199,393
  01/01/2007 to 12/31/2007....................     2.047510       1.933010          168,103
  01/01/2008 to 12/31/2008....................     1.933010       1.163980          146,711
Clarion Global Real Estate Sub-Account
  (previously Neuberger Berman Real Estate
  Sub-Account)(17)
  05/01/2004 to 12/31/2004....................     9.998274      12.773556            5,721
  01/01/2005 to 12/31/2005....................    12.773556      14.170803            6,739
  01/01/2006 to 12/31/2006....................    14.170803      19.092510            6,631
  01/01/2007 to 12/31/2007....................    19.092510      15.888249            6,649
  01/01/2008 to 12/31/2008....................    15.888249       9.073650            6,094
Davis Venture Value Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.673119       2.863663                0
  01/01/2005 to 12/31/2005....................     2.863663       3.084638                0
  01/01/2006 to 12/31/2006....................     3.084638       3.453295            1,923
  01/01/2007 to 12/31/2007....................     3.453295       3.528007           11,592
  01/01/2008 to 12/31/2008....................     3.528007       2.089218           11,592

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Davis Venture Value Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.660627       2.515476                0
  01/01/2002 to 12/31/2002....................     2.515476       2.055493                0
  01/01/2003 to 12/31/2003....................     2.055493       2.631457           58,335
  01/01/2004 to 12/31/2004....................     2.631457       2.889479           43,420
  01/01/2005 to 12/31/2005....................     2.889479       3.116419           44,893
  01/01/2006 to 12/31/2006....................     3.116419       3.491473           39,846
  01/01/2007 to 12/31/2007....................     3.491473       3.570033           29,054
  01/01/2008 to 12/31/2008....................     3.570033       2.116274           23,945
FI Large Cap Sub-Account
  05/01/2006 to 12/31/2006....................    15.972141      16.083155                0
  01/01/2007 to 12/31/2007....................    16.083155      16.333316                0
  01/01/2008 to 12/31/2008....................    16.333316       8.803802                0
FI Mid Cap Opportunities Sub-Account(4)
  05/01/2002 to 12/31/2002....................     1.000000       0.806570                0
  01/01/2003 to 12/31/2003....................     0.806570       1.122254           57,299
  01/01/2004 to 04/30/2004....................     1.122254       1.109539           57,555
FI Mid Cap Opportunities Sub-Account(3)
  (previously Janus Mid Cap Sub-Account)
  07/02/2001 to 12/31/2001....................     1.822773       1.497105                0
  01/01/2002 to 12/31/2002....................     1.497105       1.038279                0
  01/01/2003 to 12/31/2003....................     1.038279       1.365218            5,488
  01/01/2004 to 12/31/2004....................     1.365218       1.561714           50,552
  01/01/2005 to 12/31/2005....................     1.561714       1.631257           51,651
  01/01/2006 to 12/31/2006....................     1.631257       1.782084           52,420
  01/01/2007 to 12/31/2007....................     1.782084       1.886370           46,006
  01/01/2008 to 12/31/2008....................     1.886370       0.823161           51,562
FI Value Leaders Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.130451       2.391974                0
  01/01/2005 to 12/31/2005....................     2.391974       2.586756                0
  01/01/2006 to 12/31/2006....................     2.586756       2.828517                0
  01/01/2007 to 12/31/2007....................     2.828517       2.878524                0
  01/01/2008 to 12/31/2008....................     2.878524       1.716405                0
FI Value Leaders Sub-Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.454584       2.220678                0
  01/01/2002 to 12/31/2002....................     2.220678       1.749104                0
  01/01/2003 to 12/31/2003....................     1.749104       2.170804           54,340
  01/01/2004 to 12/31/2004....................     2.170804       2.413855           46,215
  01/01/2005 to 12/31/2005....................     2.413855       2.612699           44,175
  01/01/2006 to 12/31/2006....................     2.612699       2.859648           40,703
  01/01/2007 to 12/31/2007....................     2.859648       2.913065           37,570
  01/01/2008 to 12/31/2008....................     2.913065       1.738965           16,835
Franklin Templeton Small Cap Growth Sub-
  Account
  07/02/2001 to 12/31/2001....................     0.952586       0.875604                0
  01/01/2002 to 12/31/2002....................     0.875604       0.616957                0
  01/01/2003 to 12/31/2003....................     0.616957       0.873623          131,922
  01/01/2004 to 12/31/2004....................     0.873623       0.950778          122,067
  01/01/2005 to 12/31/2005....................     0.950778       0.971961          127,405
  01/01/2006 to 12/31/2006....................     0.971961       1.044329          177,704
  01/01/2007 to 12/31/2007....................     1.044329       1.066628          170,207
  01/01/2008 to 12/31/2008....................     1.066628       0.612947          134,426

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Harris Oakmark Focused Value Sub-Account
  (Class B)(8)
  05/01/2004 to 12/31/2004....................     2.788722       3.012140                0
  01/01/2005 to 12/31/2005....................     3.012140       3.236073                0
  01/01/2006 to 12/31/2006....................     3.236073       3.554782                0
  01/01/2007 to 12/31/2007....................     3.554782       3.234249                0
  01/01/2008 to 12/31/2008....................     3.234249       1.705824                0
Harris Oakmark Focused Value Sub-Account
  (Class E)(9)
  07/02/2001 to 12/31/2001....................     2.368786       2.473154                0
  01/01/2002 to 12/31/2002....................     2.473154       2.204122                0
  01/01/2003 to 12/31/2003....................     2.204122       2.858745          326,912
  01/01/2004 to 12/31/2004....................     2.858745       3.072708          160,110
  01/01/2005 to 12/31/2005....................     3.072708       3.304321          148,358
  01/01/2006 to 12/31/2006....................     3.304321       3.633395          110,326
  01/01/2007 to 12/31/2007....................     3.633395       3.309073           89,479
  01/01/2008 to 12/31/2008....................     3.309073       1.747020           62,588
Harris Oakmark International Sub-Account
  (Class B)(6)
  05/01/2003 to 12/31/2003....................     0.865614       1.157257                0
  01/01/2004 to 12/31/2004....................     1.157257       1.365722                0
  01/01/2005 to 12/31/2005....................     1.365722       1.527828                0
  01/01/2006 to 12/31/2006....................     1.527828       1.927797                0
  01/01/2007 to 12/31/2007....................     1.927797       1.866399                0
  01/01/2008 to 12/31/2008....................     1.866399       1.080312                0
Harris Oakmark International Sub-Account
  (Class E)(7)
  05/01/2002 to 12/31/2002....................     1.055473       0.876220                0
  01/01/2003 to 12/31/2003....................     0.876220       1.159618                0
  01/01/2004 to 12/31/2004....................     1.159618       1.370373            2,433
  01/01/2005 to 12/31/2005....................     1.370373       1.533528            2,419
  01/01/2006 to 12/31/2006....................     1.533528       1.937038            2,407
  01/01/2007 to 12/31/2007....................     1.937038       1.877598            7,903
  01/01/2008 to 12/31/2008....................     1.877598       1.087864            2,379
Janus Forty Sub-Account
  04/30/2007 to 12/31/2007....................   122.314476     149.345076                0
  01/01/2008 to 12/31/2008....................   149.345076      84.817440               54
Jennison Growth Sub-Account (Class B)
  05/01/2005 to 12/31/2005....................     0.392886       0.469754                0
  01/01/2006 to 12/31/2006....................     0.469754       0.471627                0
  01/01/2007 to 12/31/2007....................     0.471627       0.514365                0
  01/01/2008 to 12/31/2008....................     0.514365       0.319572                0
Jennison Growth Subaccount (Class B)(8)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class B))
  05/01/2004 to 12/31/2004....................     0.410863       0.426937                0
  01/01/2005 to 04/30/2005....................     0.426937       0.388206                0
Jennison Growth Sub-Account (Class E)
  05/01/2005 to 12/31/2005....................     0.393155       0.470755          158,384
  01/01/2006 to 12/31/2006....................     0.470755       0.472977          159,328
  01/01/2007 to 12/31/2007....................     0.472977       0.516556          149,434
  01/01/2008 to 12/31/2008....................     0.516556       0.320797          150,213

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Jennison Growth Subaccount (Class E)(9)(10)
  (previously Met/Putnam Voyager Sub-Account
  (Class E))
  07/02/2001 to 12/31/2001....................     0.569784       0.486602                0
  01/01/2002 to 12/31/2002....................     0.486602       0.338436                0
  01/01/2003 to 12/31/2003....................     0.338436       0.416582          179,954
  01/01/2004 to 12/31/2004....................     0.416582       0.426938          155,441
  01/01/2005 to 04/30/2005....................     0.426938       0.392064                0
Julius Baer International Stock Sub-Account
  (Class B) (formerly FI International Stock
  Sub-Account (Class B))(8)(15)
  05/01/2004 to 12/31/2004....................     1.079028       1.226909                0
  01/01/2005 to 12/31/2005....................     1.226909       1.412787                0
  01/01/2006 to 12/31/2006....................     1.412787       1.608014                0
  01/01/2007 to 12/31/2007....................     1.608014       1.732952                0
  01/01/2008 to 12/31/2008....................     1.732952       0.946115                0
Julius Baer International Stock Sub-Account
  (Class E) (formerly FI International Stock
  Sub-Account (Class E))(9)(15)
  07/02/2001 to 12/31/2001....................     1.168365       1.063684                0
  01/01/2002 to 12/31/2002....................     1.063684       0.857994                0
  01/01/2003 to 12/31/2003....................     0.857994       1.074556           58,833
  01/01/2004 to 12/31/2004....................     1.074556       1.241720           83,959
  01/01/2005 to 12/31/2005....................     1.241720       1.432444           67,959
  01/01/2006 to 12/31/2006....................     1.432444       1.630846          111,920
  01/01/2007 to 12/31/2007....................     1.630846       1.759723           97,687
  01/01/2008 to 12/31/2008....................     1.759723       0.961425           98,158
Lazard Mid Cap Sub-Account
  05/01/2002 to 12/31/2002....................     1.135249       0.958320                0
  01/01/2003 to 12/31/2003....................     0.958320       1.184042            5,461
  01/01/2004 to 12/31/2004....................     1.184042       1.326349           32,192
  01/01/2005 to 12/31/2005....................     1.326349       1.403538           29,208
  01/01/2006 to 12/31/2006....................     1.403538       1.576153           27,340
  01/01/2007 to 12/31/2007....................     1.576153       1.501393           26,162
  01/01/2008 to 12/31/2008....................     1.501393       0.907023           24,463
Legg Mason Partners Aggressive Growth Sub-
  Account(5)(13)
  07/02/2001 to 12/31/2001....................     0.950596       0.771061                0
  01/01/2002 to 12/31/2002....................     0.771061       0.522320                0
  01/01/2003 to 12/31/2003....................     0.522320       0.664420          165,274
  01/01/2004 to 12/31/2004....................     0.664420       0.705489          142,343
  01/01/2005 to 12/31/2005....................     0.705489       0.784665           94,995
  01/01/2006 to 12/31/2006....................     0.784665       0.755042           96,001
  01/01/2007 to 12/31/2007....................     0.755042       0.756024           97,002
  01/01/2008 to 12/31/2008....................     0.756024       0.451168           65,455
Legg Mason Value Equity Sub-Account
  05/01/2006 to 12/31/2006....................     8.906533       9.504326                0
  01/01/2007 to 12/31/2007....................     9.504326       8.756047                0
  01/01/2008 to 12/31/2008....................     8.756047       3.890856                0

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Lehman Brothers(R) Aggregate Bond Index Sub-
  Account
  07/02/2001 to 12/31/2001....................     1.077024       1.104178                0
  01/01/2002 to 12/31/2002....................     1.104178       1.188726                0
  01/01/2003 to 12/31/2003....................     1.188726       1.203382           48,838
  01/01/2004 to 12/31/2004....................     1.203382       1.223603           66,051
  01/01/2005 to 12/31/2005....................     1.223603       1.220446           43,533
  01/01/2006 to 12/31/2006....................     1.220446       1.240723           40,504
  01/01/2007 to 12/31/2007....................     1.240723       1.295723           39,945
  01/01/2008 to 12/31/2008....................     1.295723       1.340168           13,027
Loomis Sayles Small Cap Sub-Account (Class
  B)(8)
  05/01/2004 to 12/31/2004....................     2.183350       2.462539                0
  01/01/2005 to 12/31/2005....................     2.462539       2.572518                0
  01/01/2006 to 12/31/2006....................     2.572518       2.932214            1,147
  01/01/2007 to 12/31/2007....................     2.932214       3.204704            6,687
  01/01/2008 to 12/31/2008....................     3.204704       2.006434            6,687
Loomis Sayles Small Cap Sub-Account (Class
  E)(9)
  07/02/2001 to 12/31/2001....................     2.258249       2.129465                0
  01/01/2002 to 12/31/2002....................     2.129465       1.633882                0
  01/01/2003 to 12/31/2003....................     1.633882       2.180439            9,254
  01/01/2004 to 12/31/2004....................     2.180439       2.481010           10,636
  01/01/2005 to 12/31/2005....................     2.481010       2.594118           14,023
  01/01/2006 to 12/31/2006....................     2.594118       2.959672           15,582
  01/01/2007 to 12/31/2007....................     2.959672       3.237783           12,280
  01/01/2008 to 12/31/2008....................     3.237783       2.029184           11,066
Lord Abbett Bond Debenture Sub-Account
  07/02/2001 to 12/31/2001....................     1.314712       1.317493                0
  01/01/2002 to 12/31/2002....................     1.317493       1.282711                0
  01/01/2003 to 12/31/2003....................     1.282711       1.496717          121,607
  01/01/2004 to 12/31/2004....................     1.496717       1.585220           84,226
  01/01/2005 to 12/31/2005....................     1.585220       1.575549           86,649
  01/01/2006 to 12/31/2006....................     1.575549       1.684038           72,645
  01/01/2007 to 12/31/2007....................     1.684038       1.756858           64,499
  01/01/2008 to 12/31/2008....................     1.756858       1.400219           36,130
Met/AIM Small Cap Growth Sub-Account
  05/01/2002 to 12/31/2002....................     1.117804       0.840036                0
  01/01/2003 to 12/31/2003....................     0.840036       1.142296                0
  01/01/2004 to 12/31/2004....................     1.142296       1.190441                0
  01/01/2005 to 12/31/2005....................     1.190441       1.262135                0
  01/01/2006 to 12/31/2006....................     1.262135       1.411268                0
  01/01/2007 to 12/31/2007....................     1.411268       1.534765                0
  01/01/2008 to 12/31/2008....................     1.534765       0.920749                0
Met/Franklin Income Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997699       7.947978                0
Met/Franklin Mutual Shares Sub-Account (Class
  C)
  04/28/2008 to 12/31/2008....................     9.997699       6.568341                0
Met/Franklin Templeton Founding Strategy Sub-
  Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997699       6.999777                0
Met/Templeton Growth Sub-Account (Class C)
  04/28/2008 to 12/31/2008....................     9.997699       6.537640                0

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MetLife Aggressive Sub-Account
  05/01/2005 to 12/31/2005....................     9.998274      11.098348                0
  01/01/2006 to 12/31/2006....................    11.098348      12.570205            1,474
  01/01/2007 to 12/31/2007....................    12.570205      12.709892            1,467
  01/01/2008 to 12/31/2008....................    12.709892       7.410944            1,458
MetLife Conservative Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998274      10.251465                0
  01/01/2006 to 12/31/2006....................    10.251465      10.730794            6,876
  01/01/2007 to 12/31/2007....................    10.730794      11.091960                0
  01/01/2008 to 12/31/2008....................    11.091960       9.298175                0
MetLife Conservative to Moderate Allocation
  Sub-Account
  05/01/2005 to 12/31/2005....................     9.998274      10.468378                0
  01/01/2006 to 12/31/2006....................    10.468378      11.217344                0
  01/01/2007 to 12/31/2007....................    11.217344      11.511411                0
  01/01/2008 to 12/31/2008....................    11.511411       8.837256                0
MetLife Mid Cap Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.043692       1.019135                0
  01/01/2002 to 12/31/2002....................     1.019135       0.847159                0
  01/01/2003 to 12/31/2003....................     0.847159       1.116184           18,449
  01/01/2004 to 12/31/2004....................     1.116184       1.264741           25,434
  01/01/2005 to 12/31/2005....................     1.264741       1.387420           23,972
  01/01/2006 to 12/31/2006....................     1.387420       1.492163           22,933
  01/01/2007 to 12/31/2007....................     1.492163       1.570807           18,961
  01/01/2008 to 12/31/2008....................     1.570807       0.978519            3,692
MetLife Moderate Allocation Sub-Account
  05/01/2005 to 12/31/2005....................     9.998274      10.698104                0
  01/01/2006 to 12/31/2006....................    10.698104      11.716711            2,622
  01/01/2007 to 12/31/2007....................    11.716711      11.970520            2,610
  01/01/2008 to 12/31/2008....................    11.970520       8.364832            2,592
MetLife Moderate to Aggressive Allocation Sub-
  Account
  05/01/2005 to 12/31/2005....................     9.998274      10.922910                0
  01/01/2006 to 12/31/2006....................    10.922910      12.217175                0
  01/01/2007 to 12/31/2007....................    12.217175      12.422451                0
  01/01/2008 to 12/31/2008....................    12.422451       7.892032                0
MetLife Stock Index Sub-Account
  07/02/2001 to 12/31/2001....................     3.501337       3.232350                0
  01/01/2002 to 12/31/2002....................     3.232350       2.452424                0
  01/01/2003 to 12/31/2003....................     2.452424       3.070848           67,819
  01/01/2004 to 12/31/2004....................     3.070848       3.315948           82,985
  01/01/2005 to 12/31/2005....................     3.315948       3.389326           69,599
  01/01/2006 to 12/31/2006....................     3.389326       3.823126           40,406
  01/01/2007 to 12/31/2007....................     3.823126       3.929468           43,591
  01/01/2008 to 12/31/2008....................     3.929468       2.413922           43,338
MFS(R) Investors Trust Sub-Account (Class
  B)(11)
  05/01/2004 to 12/31/2004....................     7.425083       8.192870                0
  01/01/2005 to 12/31/2005....................     8.192870       8.576834                0
  01/01/2006 to 04/30/2006....................     8.576834       8.943733                0

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
MFS(R) Investors Trust Sub-Account (Class
  E)(11)
  07/02/2001 to 12/31/2001....................     0.881272       0.814136                0
  01/01/2002 to 12/31/2002....................     0.814136       0.635844                0
  01/01/2003 to 12/31/2003....................     0.635844       0.756501            8,367
  01/01/2004 to 12/31/2004....................     0.756501       0.824281           73,457
  01/01/2005 to 12/31/2005....................     0.824281       0.864622           67,297
  01/01/2006 to 04/30/2006....................     0.864622       0.901903                0
MFS(R) Investors Trust Sub-Account(2)(11)
  (previously MFS(R) Research Managers Sub-
  Account)
  07/02/2001 to 12/31/2001....................     0.961428       0.859797                0
  01/01/2002 to 12/31/2002....................     0.859797       0.638121                0
  01/01/2003 to 12/31/2003....................     0.638121       0.774313           15,774
  01/01/2004 to 04/30/2004....................     0.774313       0.786519           40,202
MFS(R) Research International Sub-Account
  07/02/2001 to 12/31/2001....................     0.924114       0.842612                0
  01/01/2002 to 12/31/2002....................     0.842612       0.727727                0
  01/01/2003 to 12/31/2003....................     0.727727       0.940955           69,878
  01/01/2004 to 12/31/2004....................     0.940955       1.101570          106,599
  01/01/2005 to 12/31/2005....................     1.101570       1.255900           71,296
  01/01/2006 to 12/31/2006....................     1.255900       1.556576           66,103
  01/01/2007 to 12/31/2007....................     1.556576       1.726620           73,181
  01/01/2008 to 12/31/2008....................     1.726620       0.974372           67,621
MFS(R) Total Return Sub-Account
  05/01/2004 to 12/31/2004....................     3.263651       3.532289          153,103
  01/01/2005 to 12/31/2005....................     3.532289       3.557702           82,737
  01/01/2006 to 12/31/2006....................     3.557702       3.899728           46,059
  01/01/2007 to 12/31/2007....................     3.899728       3.975475           37,805
  01/01/2008 to 12/31/2008....................     3.975475       3.022671           40,497
MFS(R) Value Sub-Account (Class B) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class B))(8)(16)
  05/01/2004 to 12/31/2004....................     1.167739       1.254315           25,991
  01/01/2005 to 12/31/2005....................     1.254315       1.208050           26,926
  01/01/2006 to 12/31/2006....................     1.208050       1.394043           27,611
  01/01/2007 to 12/31/2007....................     1.394043       1.309961           25,913
  01/01/2008 to 12/31/2008....................     1.309961       0.850348                0
MFS(R) Value Sub-Account (Class E) (formerly
  Harris Oakmark Large Cap Value Sub-Account
  (Class E))(9)(16)
  05/01/2002 to 12/31/2002....................     1.155572       0.943374                0
  01/01/2003 to 12/31/2003....................     0.943374       1.157868          150,496
  01/01/2004 to 12/31/2004....................     1.157868       1.261753           78,785
  01/01/2005 to 12/31/2005....................     1.261753       1.216546           81,053
  01/01/2006 to 12/31/2006....................     1.216546       1.404977           77,920
  01/01/2007 to 12/31/2007....................     1.404977       1.321576           74,895
  01/01/2008 to 12/31/2008....................     1.321576       0.859080           71,239
MFS(R) Total Return Sub-Account(1) (previously
  Balanced Sub-Account)
  07/02/2001 to 12/31/2001....................     1.430755       1.400087                0
  01/01/2002 to 12/31/2002....................     1.400087       1.182818                0
  01/01/2003 to 12/31/2003....................     1.182818       1.385633          144,621
  01/01/2004 to 04/30/2004....................     1.385633       1.370377          163,470

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Morgan Stanley EAFE(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     0.927270       0.832956                0
  01/01/2002 to 12/31/2002....................     0.832956       0.678923                0
  01/01/2003 to 12/31/2003....................     0.678923       0.912150           23,321
  01/01/2004 to 12/31/2004....................     0.912150       1.065277           18,368
  01/01/2005 to 12/31/2005....................     1.065277       1.178111           17,480
  01/01/2006 to 12/31/2006....................     1.178111       1.447271           15,390
  01/01/2007 to 12/31/2007....................     1.447271       1.566112            2,363
  01/01/2008 to 12/31/2008....................     1.566112       0.886334            2,707
Neuberger Berman Mid Cap Value Sub-Account
  07/02/2001 to 12/31/2001....................     1.522434       1.468104                0
  01/01/2002 to 12/31/2002....................     1.468104       1.295068                0
  01/01/2003 to 12/31/2003....................     1.295068       1.726786           32,400
  01/01/2004 to 12/31/2004....................     1.726786       2.073973           30,959
  01/01/2005 to 12/31/2005....................     2.073973       2.273256           33,881
  01/01/2006 to 12/31/2006....................     2.273256       2.475412           36,770
  01/01/2007 to 12/31/2007....................     2.475412       2.501020           41,249
  01/01/2008 to 12/31/2008....................     2.501020       1.286189           40,793
Oppenheimer Capital Appreciation Sub-Account
  05/01/2005 to 12/31/2005....................     7.716360       8.339765                0
  01/01/2006 to 12/31/2006....................     8.339765       8.788896                0
  01/01/2007 to 12/31/2007....................     8.788896       9.834904                0
  01/01/2008 to 12/31/2008....................     9.834904       5.205787                0
Oppenheimer Global Equity Sub-Account
  05/01/2004 to 12/31/2004....................    12.128359      13.925649                0
  01/01/2005 to 12/31/2005....................    13.925649      15.816231              483
  01/01/2006 to 12/31/2006....................    15.816231      18.021021              459
  01/01/2007 to 12/31/2007....................    18.021021      18.749381              458
  01/01/2008 to 12/31/2008....................    18.749381      10.912478              326
PIMCO Inflation Protection Bond Sub-Account
  05/01/2006 to 12/31/2006....................    10.766751      10.821637              153
  01/01/2007 to 12/31/2007....................    10.821637      11.739693              936
  01/01/2008 to 12/31/2008....................    11.739693      10.703125            2,255
PIMCO Total Return Sub-Account
  07/02/2001 to 12/31/2001....................     1.004874       1.047245                0
  01/01/2002 to 12/31/2002....................     1.047245       1.120792                0
  01/01/2003 to 12/31/2003....................     1.120792       1.144757          334,878
  01/01/2004 to 12/31/2004....................     1.144757       1.176735          306,649
  01/01/2005 to 12/31/2005....................     1.176735       1.178247          277,240
  01/01/2006 to 12/31/2006....................     1.178247       1.205954          263,155
  01/01/2007 to 12/31/2007....................     1.205954       1.270082          225,060
  01/01/2008 to 12/31/2008....................     1.270082       1.248717          133,568
RCM Technology Sub-Account
  07/02/2001 to 12/31/2001....................     0.755846       0.605628                0
  01/01/2002 to 12/31/2002....................     0.605628       0.292175                0
  01/01/2003 to 12/31/2003....................     0.292175       0.450826          188,346
  01/01/2004 to 12/31/2004....................     0.450826       0.422395          185,160
  01/01/2005 to 12/31/2005....................     0.422395       0.459209          155,235
  01/01/2006 to 12/31/2006....................     0.459209       0.473732          150,427
  01/01/2007 to 12/31/2007....................     0.473732       0.610061           87,536
  01/01/2008 to 12/31/2008....................     0.610061       0.331805           88,391

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Russell 2000(R) Index Sub-Account
  07/02/2001 to 12/31/2001....................     1.195845       1.158706                0
  01/01/2002 to 12/31/2002....................     1.158706       0.900677                0
  01/01/2003 to 12/31/2003....................     0.900677       1.285156           53,539
  01/01/2004 to 12/31/2004....................     1.285156       1.477374           75,252
  01/01/2005 to 12/31/2005....................     1.477374       1.508979           59,786
  01/01/2006 to 12/31/2006....................     1.508979       1.737491           57,428
  01/01/2007 to 12/31/2007....................     1.737491       1.672185           27,875
  01/01/2008 to 12/31/2008....................     1.672185       1.085996           24,937
SSgA Growth and Income ETF Sub-Account
  (formerly Cyclical Growth and Income ETF
  Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.470621      11.064010                0
  01/01/2007 to 12/31/2007....................    11.064010      11.417720                0
  01/01/2008 to 12/31/2008....................    11.417720       8.378044                0
SSgA Growth ETF Sub-Account (formerly Cyclical
  Growth ETF Sub-Account)(14)
  05/01/2006 to 12/31/2006....................    10.660721      11.316605                0
  01/01/2007 to 12/31/2007....................    11.316605      11.702758                0
  01/01/2008 to 12/31/2008....................    11.702758       7.680966                0
T. Rowe Price Large Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.074621       1.159087                0
  01/01/2005 to 12/31/2005....................     1.159087       1.206890            6,173
  01/01/2006 to 12/31/2006....................     1.206890       1.334129           14,786
  01/01/2007 to 12/31/2007....................     1.334129       1.425799           36,538
  01/01/2008 to 12/31/2008....................     1.425799       0.809677           34,205
T. Rowe Price Mid Cap Growth Sub-Account
  07/02/2001 to 12/31/2001....................     0.928441       0.818628                0
  01/01/2002 to 12/31/2002....................     0.818628       0.448587                0
  01/01/2003 to 12/31/2003....................     0.448587       0.600223           25,529
  01/01/2004 to 12/31/2004....................     0.600223       0.692472           61,254
  01/01/2005 to 12/31/2005....................     0.692472       0.777312           56,838
  01/01/2006 to 12/31/2006....................     0.777312       0.808121           82,933
  01/01/2007 to 12/31/2007....................     0.808121       0.930798           75,438
  01/01/2008 to 12/31/2008....................     0.930798       0.549112           76,879
T. Rowe Price Small Cap Growth Sub-Account
  05/01/2004 to 12/31/2004....................     1.177492       1.249527                0
  01/01/2005 to 12/31/2005....................     1.249527       1.354754                0
  01/01/2006 to 12/31/2006....................     1.354754       1.374807                0
  01/01/2007 to 12/31/2007....................     1.374807       1.474404              683
  01/01/2008 to 12/31/2008....................     1.474404       0.919343              994
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.745590       1.841991                0
  01/01/2005 to 12/31/2005....................     1.841991       1.850026                0
  01/01/2006 to 12/31/2006....................     1.850026       1.899102            1,751
  01/01/2007 to 12/31/2007....................     1.899102       1.928299           10,697
  01/01/2008 to 12/31/2008....................     1.928299       1.600684           10,697

                                                          2.10% VARIABLE ACCOUNT CHARGE
                                                ------------------------------------------------
                                                ACCUMULATION   ACCUMULATION        NUMBER OF
                                                 UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                AT BEGINNING      AT END      OUTSTANDING AT END
                                                  OF PERIOD      OF PERIOD         OF PERIOD
                                                ------------   ------------   ------------------
Western Asset Management Strategic Bond
  Opportunities Sub-Account (Class B)(9)
  07/02/2001 to 12/31/2001....................     1.481967       1.510969                0
  01/01/2002 to 12/31/2002....................     1.510969       1.618106                0
  01/01/2003 to 12/31/2003....................     1.618106       1.782478          143,825
  01/01/2004 to 12/31/2004....................     1.782478       1.858384          128,005
  01/01/2005 to 12/31/2005....................     1.858384       1.868499          116,075
  01/01/2006 to 12/31/2006....................     1.868499       1.918608          117,192
  01/01/2007 to 12/31/2007....................     1.918608       1.951573           93,802
  01/01/2008 to 12/31/2008....................     1.951573       1.622088           51,189
Western Asset Management U.S. Government Sub-
  Account (Class B)(8)
  05/01/2004 to 12/31/2004....................     1.442808       1.470367                0
  01/01/2005 to 12/31/2005....................     1.470367       1.459921                0
  01/01/2006 to 12/31/2006....................     1.459921       1.485632                0
  01/01/2007 to 12/31/2007....................     1.485632       1.513266                0
  01/01/2008 to 12/31/2008....................     1.513266       1.473849                0
Western Asset Management U.S. Government Sub-
  Account (Class E)(9)
  07/02/2001 to 12/31/2001....................     1.368998       1.405219                0
  01/01/2002 to 12/31/2002....................     1.405219       1.480925                0
  01/01/2003 to 12/31/2003....................     1.480925       1.472599          440,776
  01/01/2004 to 12/31/2004....................     1.472599       1.482364          228,587
  01/01/2005 to 12/31/2005....................     1.482364       1.474571          202,084
  01/01/2006 to 12/31/2006....................     1.474571       1.501410          100,301
  01/01/2007 to 12/31/2007....................     1.501410       1.530793           85,598
  01/01/2008 to 12/31/2008....................     1.530793       1.492480           42,327








                                                           2.35% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Bond Sub-Account
  05/01/2006 to 12/31/2006.....................    13.609692      14.196090             235
  01/01/2007 to 12/31/2007.....................    14.196090      14.326112           1,426
  01/01/2008 to 12/31/2008.....................    14.326112      12.684368           1,426
American Funds Global Small Capitalization Sub-
  Account
  07/02/2001 to 12/31/2001.....................     1.424257       1.308485               0
  01/01/2002 to 12/31/2002.....................     1.308485       1.034559               0
  01/01/2003 to 12/31/2003.....................     1.034559       1.551499          89,587
  01/01/2004 to 12/31/2004.....................     1.551499       1.831811          25,152
  01/01/2005 to 12/31/2005.....................     1.831811       2.243049          18,902
  01/01/2006 to 12/31/2006.....................     2.243049       2.718140          19,486
  01/01/2007 to 12/31/2007.....................     2.718140       3.223532          15,094
  01/01/2008 to 12/31/2008.....................     3.223532       1.463267          12,567

                                                           2.35% VARIABLE ACCOUNT CHARGE
                                                 ------------------------------------------------
                                                 ACCUMULATION   ACCUMULATION        NUMBER OF
                                                  UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                 AT BEGINNING      AT END      OUTSTANDING AT END
                                                   OF PERIOD      OF PERIOD         OF PERIOD
                                                 ------------   ------------   ------------------
American Funds Growth Sub-Account
  07/02/2001 to 12/31/2001.....................    11.005967       9.686557               0
  01/01/2002 to 12/31/2002.....................     9.686557       7.147536               0
  01/01/2003 to 12/31/2003.....................     7.147536       9.551495          14,372
  01/01/2004 to 12/31/2004.....................     9.551495      10.494940          17,883
  01/01/2005 to 12/31/2005.....................    10.494940      11.911896          13,514
  01/01/2006 to 12/31/2006.....................    11.911896      12.824880          13,696
  01/01/2007 to 12/31/2007.....................    12.824880      14.072101          11,999
  01/01/2008 to 12/31/2008.....................    14.072101       7.700423           7,698
American Funds Growth-Income Sub-Account
  07/02/2001 to 12/31/2001.....................     7.458425       7.204963               0
  01/01/2002 to 12/31/2002.....................     7.204963       5.746504               0
  01/01/2003 to 12/31/2003.....................     5.746504       7.433311          89,385
  01/01/2004 to 12/31/2004.....................     7.433311       8.013440          96,447
  01/01/2005 to 12/31/2005.....................     8.013440       8.284385          78,303
  01/01/2006 to 12/31/2006.....................     8.284385       9.322824          53,949
  01/01/2007 to 12/31/2007.....................     9.322824       9.564284          45,418
  01/01/2008 to 12/31/2008.....................     9.564284       5.805636          37,179




--------

(1) Previously, the Balanced Sub-Account. On April 30, 2004, the Balanced Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Total Return Portfolio. Information shown for the MFS Total Return Sub-Account reflects the unit value history of the Balanced Sub-Account through the date of the merger.



(2) Previously, the MFS Research Managers Sub-Account. On April 30, 2004, the MFS Research Managers Portfolio that had been offered as an Eligible Fund through that date, merged with and into the MFS Investors Trust Portfolio. On April 28, 2006, the MFS Investors Trust Portfolio merged into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account reflects the unit value history of the MFS Research Managers Sub-Account through the date of the April 30, 2004 merger.



(3) Previously, the Janus Mid Cap Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown for the FI Mid Cap Opportunities Sub-Account (formerly the Janus Mid Cap Sub-Account) reflects the unit value history of the Janus Mid Cap Sub-Account through the date of the merger.



(4) Previously, the FI Mid Cap Opportunities Sub-Account. On April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Mid Cap Portfolio and immediately following the merger, the Janus Mid Cap Portfolio was renamed the FI Mid Cap Opportunities Portfolio. Information shown reflects the unit value history of the FI Mid Cap Opportunities Portfolio Sub-Account.



(5) Previously, the Janus Growth Sub-Account. On April 28, 2003, the Janus Growth Portfolio that had been offered as an Eligible Fund through that date, merged with and into the Janus Aggressive Growth Portfolio. Information shown for the Janus Aggressive Growth Sub-Account is based on the May 1, 2001 inception date of the Janus Growth Sub-Account and reflects the unit value history of the Janus Growth Sub-Account through the date of the merger.



(6) The Harris Oakmark International Portfolio Class B shares are only available under Contracts issued on or after May 1, 2003.



(7) The Harris Oakmark International Portfolio Class E shares are only available under Contracts issued prior to May 1, 2003.



(8) BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios Class B shares are only available under Contracts issued on or after May 1, 2004.

(9) BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, BlackRock Strategic Value, Davis Venture Value, FI International Stock, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government Portfolios Class E shares are only available under Contracts issued prior to May 1, 2004.



(10) Previously, the Met/Putnam Voyager Sub-Account. On April 29, 2005, the Met/Putnam Voyager Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Jennison Growth Portfolio. Information shown for the Jennison Growth Sub-Account (formerly the Met/Putnam Voyager Sub-Account) reflects the unit value history of the Met/Putnam Voyager Sub-Account through the date of the merger.



(11) Previously the MFS Investors Trust Sub-Account. On April 28, 2006, the MFS Investors Trust Portfolio that had been offered as an Eligible Fund up through that date, merged with and into the Legg Mason Value Equity Portfolio. Information shown for the Legg Mason Value Equity Sub-Account (formerly the MFS Investors Trust Sub-Account) reflects the unit value history of the MFS Investors Sub-Account through the date of the merger.



(12) Effective October 2, 2006, BlackRock Investment Trust Portfolio changed its name to BlackRock Large Cap Portfolio. On or about April 30, 2007, BlackRock Large Cap Portfolio merged into BlackRock Large-Cap Core Portfolio.



(13) Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio. Effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio.



(14) On September 2, 2008, Cyclical Growth and Income ETF Portfolio changed its name to SSgA Growth and Income ETF and Cyclical Growth ETF Portfolio changed its name to SSgA Growth ETF Portfolio.



(15) On January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio.



(16) On January 7, 2008, Harris Oakmark Large Cap Value Portfolio changed its name to MFS(R) Value Portfolio.



(17) On April 28, 2008, Neuberger Berman Real Estate Portfolio changed its name to Clarion Global Real Estate Portfolio.

                                THE FIXED ACCOUNT

     Unless you request otherwise, a partial withdrawal will reduce the Contract Value in the subaccounts of the Variable Account and the Fixed Account proportionately. The annual Contract Administrative Fee will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account. Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, withdrawals and partial withdrawals. The following special rules apply to transfers involving the Fixed Account.

     The amount of Contract Value which you may transfer from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account on the most recent Contract Anniversary, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year (amounts transferred under a DCA program are not included), except with our consent. However these limits do not apply to new deposits to the Fixed Account for which you elected a dollar cost averaging program within 30 days from the date of the deposit. In such case, the amount of Contract Value which you may transfer from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account on the most recent Contract Anniversary; b) the amount of Contract Value that you transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. We allow one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. We intend to restrict purchase payments and transfers of Contract Value into the Fixed Account: (1) if the interest rate which we would credit to the deposit would be equivalent to the guaranteed minimum rate (the minimum rate on the Fixed Account is 1.5% but may be higher in your state or may be higher for contracts sold prior to September 2, 2003); or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by us. In addition, we intend to restrict transfers of Contract Value into the Fixed Account, and reserve the right to restrict purchase payments into the Fixed Account, for 180 days following a transfer out of the Fixed Account.

     Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time.

     We reserve the right to delay transfers, withdrawals and partial withdrawals from the Fixed Account for up to six months.

                           TAX STATUS OF THE CONTRACTS

     Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

     Diversification Requirements.  Section 817 of the Internal Revenue Code
(Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

     If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

     Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant where the Contract is owned by a non-natural person). Specifically, section 72(s)
requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and
(b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

     The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.




                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The financial statements of each of the Subaccounts of New England Variable Annuity Separate Account included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.



     The consolidated financial statements of New England Life Insurance Company (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.



     The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MetLife") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that MetLife changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes, as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                  LEGAL MATTERS

     The SEC requires the Eligible Funds' Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and to Qualified Plans, if applicable. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners and Qualified Plans, for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected subaccount(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

ANNUAL REPORT

December 31, 2008

New England Variable Annuity Separate Account

of

New England Life Insurance Company

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
New England Variable Annuity Separate Account and the Board of Directors of New England Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of New England Variable Annuity Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Appendix A as of December 31, 2008, the related statements of operations for each of the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2008, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009

APPENDIX A
MSF BlackRock Bond Income Subaccount
MSF BlackRock Money Market Subaccount
MSF Harris Oakmark Focused Value Subaccount
MSF FI Value Leaders Subaccount
MSF Loomis Sayles Small Cap Subaccount
MSF Western Asset Management U.S. Government
  Subaccount
MSF Western Asset Management Strategic Bond
Opportunities Subaccount
MSF MFS Total Return Subaccount
MSF BlackRock Legacy Large Cap Growth
  Subaccount
MSF Davis Venture Value Subaccount
MSF Jennison Growth Subaccount
MSF Julius Baer International Stock Subaccount
MSF BlackRock Strategic Value Subaccount
MSF FI Mid Cap Opportunities Subaccount
MSF Russell 2000 Index Subaccount
MSF MetLife Stock Index Subaccount
MSF Franklin Templeton Small Cap Growth
  Subaccount
MSF Neuberger Berman Mid Cap Value Subaccount
MSF MFS Value Subaccount
MSF BlackRock Large Cap Value Subaccount
MSF Lehman Brothers Aggregate Bond Index
  Subaccount
MSF Morgan Stanley EAFE Index Subaccount
MSF MetLife Mid Cap Stock Index Subaccount
MSF T. Rowe Price Large Cap Growth Subaccount
MSF T. Rowe Price Small Cap Growth Subaccount
MSF Oppenheimer Global Equity Subaccount
MSF BlackRock Aggressive Growth Subaccount
MSF BlackRock Diversified Subaccount
MSF MetLife Conservative Allocation Subaccount
MSF MetLife Conservative to Moderate Allocation
  Subaccount
MSF MetLife Moderate Allocation Subaccount
MSF MetLife Moderate to Aggressive Allocation
  Subaccount
MSF MetLife Aggressive Allocation Subaccount
MSF FI Large Cap Subaccount
MIST Legg Mason Value Equity Subaccount
MIST MFS Research International Subaccount
MIST T. Rowe Price Mid Cap Growth Subaccount
MIST PIMCO Total Return Subaccount
MIST RCM Technology Subaccount
MIST Lord Abbett Bond Debenture Subaccount
MIST Lazard Mid Cap Subaccount
MIST Met/AIM Small Cap Growth Subaccount
MIST Harris Oakmark International Subaccount
MIST Legg Mason Partners Aggressive Growth
  Subaccount
MIST Clarion Global Real Estate Subaccount
MIST Oppenheimer Capital Appreciation Subaccount
MIST SSgA Growth ETF Subaccount
MIST SSgA Growth and Income ETF Subaccount
MIST PIMCO Inflation Protected Bond Subaccount
MIST BlackRock Large Cap Core Subaccount
MIST Janus Forty Subaccount
MIST American Funds Balanced Allocation
  Subaccount
MIST American Funds Growth Allocation Subaccount
MIST American Funds Moderate Allocation
  Subaccount
MIST Met/Franklin Income Subaccount
MIST Met/Franklin Mutual Shares Subaccount
MIST Met/Franklin Templeton Founding Strategy
  Subaccount
MIST Met/Templeton Growth Subaccount
American Funds Growth Subaccount
American Funds Growth-Income Subaccount
American Funds Global Small Capitalization
  Subaccount
American Funds Bond Subaccount

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                      MSF BLACKROCK MSF BLACKROCK MSF HARRIS OAKMARK        MSF FI
                                        BOND INCOME  MONEY MARKET      FOCUSED VALUE VALUE LEADERS
                                         SUBACCOUNT    SUBACCOUNT         SUBACCOUNT    SUBACCOUNT
                                      ------------- ------------- ------------------ -------------
ASSETS:
  Investments at fair value           $ 138,197,390 $ 175,597,428      $ 119,976,880  $ 38,022,041
  Due from New England Life Insurance
     Company                                     --             8                 10            15
                                      ------------- ------------- ------------------ -------------
       Total Assets                     138,197,390   175,597,436        119,976,890    38,022,056
                                      ------------- ------------- ------------------ -------------
LIABILITIES:
  Due to New England Life Insurance
     Company                                    676           715              1,323         1,631
                                      ------------- ------------- ------------------ -------------
       Total Liabilities                        676           715              1,323         1,631
                                      ------------- ------------- ------------------ -------------
NET ASSETS                            $ 138,196,714 $ 175,596,721      $ 119,975,567  $ 38,020,425
                                      ============= ============= ================== =============
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units  $ 136,157,691 $ 175,189,526      $ 119,152,352  $ 36,884,470
  Net assets from contracts in payout     2,039,023       407,195            823,215     1,135,955
                                      ------------- ------------- ------------------ -------------
       Total Net Assets               $ 138,196,714 $ 175,596,721      $ 119,975,567  $ 38,020,425
                                      ============= ============= ================== =============

The accompanying notes are an integral part of these financial statements.

                                    MSF WESTERN ASSET
                  MSF WESTERN ASSET        MANAGEMENT                     MSF BLACKROCK
MSF LOOMIS SAYLES        MANAGEMENT    STRATEGIC BOND              MSF           LEGACY     MSF DAVIS
        SMALL CAP   U.S. GOVERNMENT     OPPORTUNITIES MFS TOTAL RETURN LARGE CAP GROWTH VENTURE VALUE
       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
----------------- ----------------- ----------------- ---------------- ---------------- -------------
     $ 80,478,555     $ 110,131,664     $ 112,221,004     $ 63,558,919     $ 76,716,696 $ 271,395,539
                1                --                --               --               --            --
----------------- ----------------- ----------------- ---------------- ---------------- -------------
       80,478,556       110,131,664       112,221,004       63,558,919       76,716,696   271,395,539
----------------- ----------------- ----------------- ---------------- ---------------- -------------
            1,794             1,299             1,309              848            1,604         1,070
----------------- ----------------- ----------------- ---------------- ---------------- -------------
            1,794             1,299             1,309              848            1,604         1,070
----------------- ----------------- ----------------- ---------------- ---------------- -------------
     $ 80,476,762     $ 110,130,365     $ 112,219,695     $ 63,558,071     $ 76,715,092 $ 271,394,469
================= ================= ================= ================ ================ =============
     $ 79,700,594     $ 109,090,764     $ 111,185,117     $ 62,815,526     $ 75,428,315 $ 269,103,151
          776,168         1,039,601         1,034,578          742,545        1,286,777     2,291,318
----------------- ----------------- ----------------- ---------------- ---------------- -------------
     $ 80,476,762     $ 110,130,365     $ 112,219,695     $ 63,558,071     $ 76,715,092 $ 271,394,469
================= ================= ================= ================ ================ =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                                              MSF FI
                                      MSF JENNISON     MSF JULIUS BAER   MSF BLACKROCK       MID CAP
                                            GROWTH INTERNATIONAL STOCK STRATEGIC VALUE OPPORTUNITIES
                                        SUBACCOUNT          SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                      ------------ ------------------- --------------- -------------
ASSETS:
  Investments at fair value            $ 7,273,300        $ 59,705,195    $ 85,177,481  $ 12,766,889
  Due from New England Life Insurance
     Company                                    --                  --              --            --
                                      ------------ ------------------- --------------- -------------
       Total Assets                      7,273,300          59,705,195      85,177,481    12,766,889
                                      ------------ ------------------- --------------- -------------
LIABILITIES:
  Due to New England Life Insurance
     Company                                 1,631               1,404           1,343           941
                                      ------------ ------------------- --------------- -------------
       Total Liabilities                     1,631               1,404           1,343           941
                                      ------------ ------------------- --------------- -------------
NET ASSETS                             $ 7,271,669        $ 59,703,791    $ 85,176,138  $ 12,765,948
                                      ============ =================== =============== =============
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units   $ 7,192,424        $ 59,341,954    $ 84,771,002  $ 12,760,300
  Net assets from contracts in payout       79,245             361,837         405,136         5,648
                                      ------------ ------------------- --------------- -------------
       Total Net Assets                $ 7,271,669        $ 59,703,791    $ 85,176,138  $ 12,765,948
                                      ============ =================== =============== =============

The accompanying notes are an integral part of these financial statements.

                              MSF FRANKLIN MSF NEUBERGER
 MSF RUSSELL  MSF METLIFE        TEMPLETON        BERMAN                 MSF BLACKROCK
  2000 INDEX  STOCK INDEX SMALL CAP GROWTH MID CAP VALUE MSF MFS VALUE LARGE CAP VALUE
  SUBACCOUNT   SUBACCOUNT       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------ ------------ ---------------- ------------- ------------- ---------------
$ 35,157,869 $ 51,285,880     $ 18,765,958  $ 54,762,932  $ 43,352,908    $ 30,435,657
          --           --               --            --            --              --
------------ ------------ ---------------- ------------- ------------- ---------------
  35,157,869   51,285,880       18,765,958    54,762,932    43,352,908      30,435,657
------------ ------------ ---------------- ------------- ------------- ---------------
         782          798              852           775         1,358           1,237
------------ ------------ ---------------- ------------- ------------- ---------------
         782          798              852           775         1,358           1,237
------------ ------------ ---------------- ------------- ------------- ---------------
$ 35,157,087 $ 51,285,082     $ 18,765,106  $ 54,762,157  $ 43,351,550    $ 30,434,420
============ ============ ================ ============= ============= ===============
$ 35,029,242 $ 51,067,792     $ 18,715,515  $ 54,674,588  $ 43,230,239    $ 30,415,194
     127,845      217,290           49,591        87,569       121,311          19,226
------------ ------------ ---------------- ------------- ------------- ---------------
$ 35,157,087 $ 51,285,082     $ 18,765,106  $ 54,762,157  $ 43,351,550    $ 30,434,420
============ ============ ================ ============= ============= ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                       MSF LEHMAN BROTHERS MSF MORGAN STANLEY         MSF METLIFE MSF T. ROWE PRICE
                                      AGGREGATE BOND INDEX         EAFE INDEX MID CAP STOCK INDEX  LARGE CAP GROWTH
                                                SUBACCOUNT         SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                      -------------------- ------------------ ------------------- -----------------
ASSETS:
  Investments at fair value                   $ 74,088,429       $ 39,731,648        $ 31,559,863      $ 26,655,617
  Due from New England Life Insurance
     Company                                             2                 --                  --                --
                                      -------------------- ------------------ ------------------- -----------------
       Total Assets                             74,088,431         39,731,648          31,559,863        26,655,617
                                      -------------------- ------------------ ------------------- -----------------
LIABILITIES:
  Due to New England Life Insurance
     Company                                           690                698                 898               724
                                      -------------------- ------------------ ------------------- -----------------
       Total Liabilities                               690                698                 898               724
                                      -------------------- ------------------ ------------------- -----------------
NET ASSETS                                    $ 74,087,741       $ 39,730,950        $ 31,558,965      $ 26,654,893
                                      ==================== ================== =================== =================
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units          $ 73,630,906       $ 39,589,907        $ 31,429,921      $ 26,654,893
  Net assets from contracts in payout              456,835            141,043             129,044                --
                                      -------------------- ------------------ ------------------- -----------------
       Total Net Assets                       $ 74,087,741       $ 39,730,950        $ 31,558,965      $ 26,654,893
                                      ==================== ================== =================== =================

The accompanying notes are an integral part of these financial statements.

                                                                   MSF METLIFE         MSF METLIFE
MSF T. ROWE PRICE MSF OPPENHEIMER     MSF BLACKROCK MSF BLACKROCK CONSERVATIVE     CONSERVATIVE TO
 SMALL CAP GROWTH   GLOBAL EQUITY AGGRESSIVE GROWTH   DIVERSIFIED   ALLOCATION MODERATE ALLOCATION
       SUBACCOUNT      SUBACCOUNT        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT          SUBACCOUNT
----------------- --------------- ----------------- ------------- ------------ -------------------
      $ 9,047,776    $ 13,149,157       $ 7,267,917   $ 6,485,266 $ 37,794,545       $ 103,045,239
               --              --                --            --           --                  --
----------------- --------------- ----------------- ------------- ------------ -------------------
        9,047,776      13,149,157         7,267,917     6,485,266   37,794,545         103,045,239
----------------- --------------- ----------------- ------------- ------------ -------------------
              762             771               746           608          458                 367
----------------- --------------- ----------------- ------------- ------------ -------------------
              762             771               746           608          458                 367
----------------- --------------- ----------------- ------------- ------------ -------------------
      $ 9,047,014    $ 13,148,386       $ 7,267,171   $ 6,484,658 $ 37,794,087       $ 103,044,872
================= =============== ================= ============= ============ ===================
      $ 9,047,014    $ 13,148,386       $ 7,267,171   $ 6,484,658 $ 37,794,087       $ 103,044,872
               --              --                --            --           --                  --
----------------- --------------- ----------------- ------------- ------------ -------------------
      $ 9,047,014    $ 13,148,386       $ 7,267,171   $ 6,484,658 $ 37,794,087       $ 103,044,872
================= =============== ================= ============= ============ ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                    MSF METLIFE
                                              MSF METLIFE           MODERATE TO           MSF METLIFE     MSF FI
                                      MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION  LARGE CAP
                                               SUBACCOUNT            SUBACCOUNT            SUBACCOUNT SUBACCOUNT
                                      ------------------- --------------------- --------------------- ----------
ASSETS:
  Investments at fair value                 $ 352,624,790         $ 472,670,171          $ 20,662,127  $ 877,168
  Due from New England Life Insurance
     Company                                           --                    --                    --         --
                                      ------------------- --------------------- --------------------- ----------
       Total Assets                           352,624,790           472,670,171            20,662,127    877,168
                                      ------------------- --------------------- --------------------- ----------
LIABILITIES:
  Due to New England Life Insurance
     Company                                          371                   323                   660        445
                                      ------------------- --------------------- --------------------- ----------
       Total Liabilities                              371                   323                   660        445
                                      ------------------- --------------------- --------------------- ----------
NET ASSETS                                  $ 352,624,419         $ 472,669,848          $ 20,661,467  $ 876,723
                                      =================== ===================== ===================== ==========
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units        $ 352,624,419         $ 472,669,848          $ 20,661,467  $ 876,723
  Net assets from contracts in payout                  --                    --                    --         --
                                      ------------------- --------------------- --------------------- ----------
       Total Net Assets                     $ 352,624,419         $ 472,669,848          $ 20,661,467  $ 876,723
                                      =================== ===================== ===================== ==========

The accompanying notes are an integral part of these financial statements.

                     MIST MFS
MIST LEGG MASON      RESEARCH MIST T. ROWE PRICE    MIST PIMCO     MIST RCM MIST LORD ABBETT
   VALUE EQUITY INTERNATIONAL     MID CAP GROWTH  TOTAL RETURN   TECHNOLOGY   BOND DEBENTURE
     SUBACCOUNT    SUBACCOUNT         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
--------------- ------------- ------------------ ------------- ------------ ----------------
   $ 11,796,510  $ 55,814,759       $ 49,142,615 $ 245,702,625 $ 12,259,180     $ 76,311,635
             --            --                 --            --           --               --
--------------- ------------- ------------------ ------------- ------------ ----------------
     11,796,510    55,814,759         49,142,615   245,702,625   12,259,180       76,311,635
--------------- ------------- ------------------ ------------- ------------ ----------------
          1,455           716              1,002           721          706              579
--------------- ------------- ------------------ ------------- ------------ ----------------
          1,455           716              1,002           721          706              579
--------------- ------------- ------------------ ------------- ------------ ----------------
   $ 11,795,055  $ 55,814,043       $ 49,141,613 $ 245,701,904 $ 12,258,474     $ 76,311,056
=============== ============= ================== ============= ============ ================
   $ 11,623,434  $ 55,660,509       $ 49,050,595 $ 245,132,882 $ 12,254,484     $ 76,226,032
        171,621       153,534             91,018       569,022        3,990           85,024
--------------- ------------- ------------------ ------------- ------------ ----------------
   $ 11,795,055  $ 55,814,043       $ 49,141,613 $ 245,701,904 $ 12,258,474     $ 76,311,056
=============== ============= ================== ============= ============ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                              MIST                MIST
                                       MIST LAZARD     MIST MET/AIM HARRIS OAKMARK LEGG MASON PARTNERS
                                           MID CAP SMALL CAP GROWTH  INTERNATIONAL   AGGRESSIVE GROWTH
                                        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT          SUBACCOUNT
                                      ------------ ---------------- -------------- -------------------
ASSETS:
  Investments at fair value           $ 17,910,604      $ 7,027,222   $ 80,913,326         $ 6,785,424
  Due from New England Life Insurance
     Company                                    --               --             --                  --
                                      ------------ ---------------- -------------- -------------------
       Total Assets                     17,910,604        7,027,222     80,913,326           6,785,424
                                      ------------ ---------------- -------------- -------------------
LIABILITIES:
  Due to New England Life Insurance
     Company                                   837              869          1,238                 944
                                      ------------ ---------------- -------------- -------------------
       Total Liabilities                       837              869          1,238                 944
                                      ------------ ---------------- -------------- -------------------
NET ASSETS                            $ 17,909,767      $ 7,026,353   $ 80,912,088         $ 6,784,480
                                      ============ ================ ============== ===================
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units  $ 17,881,847      $ 7,022,184   $ 80,800,297         $ 6,767,868
  Net assets from contracts in payout       27,920            4,169        111,791              16,612
                                      ------------ ---------------- -------------- -------------------
       Total Net Assets               $ 17,909,767      $ 7,026,353   $ 80,912,088         $ 6,784,480
                                      ============ ================ ============== ===================

The accompanying notes are an integral part of these financial statements.

          MIST                                    MIST SSGA          MIST PIMCO
CLARION GLOBAL     MIST OPPENHEIMER   MIST SSGA  GROWTH AND INFLATION PROTECTED MIST BLACKROCK
   REAL ESTATE CAPITAL APPRECIATION  GROWTH ETF  INCOME ETF                BOND LARGE CAP CORE
    SUBACCOUNT           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT          SUBACCOUNT     SUBACCOUNT
-------------- -------------------- ----------- ----------- ------------------- --------------
  $ 56,822,875          $ 4,238,291 $ 1,777,660 $ 3,325,104        $ 41,153,029    $ 9,509,822
            --                   --          --          --                   4             --
-------------- -------------------- ----------- ----------- ------------------- --------------
    56,822,875            4,238,291   1,777,660   3,325,104          41,153,033      9,509,822
-------------- -------------------- ----------- ----------- ------------------- --------------
           602                  593         494         443                 710            820
-------------- -------------------- ----------- ----------- ------------------- --------------
           602                  593         494         443                 710            820
-------------- -------------------- ----------- ----------- ------------------- --------------
  $ 56,822,273          $ 4,237,698 $ 1,777,166 $ 3,324,661        $ 41,152,323    $ 9,509,002
============== ==================== =========== =========== =================== ==============
  $ 56,822,273          $ 4,237,698 $ 1,777,166 $ 3,324,661        $ 41,152,323    $ 9,464,142
            --                   --          --          --                  --         44,860
-------------- -------------------- ----------- ----------- ------------------- --------------
  $ 56,822,273          $ 4,237,698 $ 1,777,166 $ 3,324,661        $ 41,152,323    $ 9,509,002
============== ==================== =========== =========== =================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                  MIST              MIST                MIST
                                              MIST      AMERICAN FUNDS    AMERICAN FUNDS      AMERICAN FUNDS
                                       JANUS FORTY BALANCED ALLOCATION GROWTH ALLOCATION MODERATE ALLOCATION
                                        SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                      ------------ ------------------- ----------------- -------------------
ASSETS:
  Investments at fair value           $ 23,147,733        $ 39,643,907      $ 94,128,807        $ 45,510,178
  Due from New England Life Insurance
     Company                                    --                  --                --                  --
                                      ------------ ------------------- ----------------- -------------------
       Total Assets                     23,147,733          39,643,907        94,128,807          45,510,178
                                      ------------ ------------------- ----------------- -------------------
LIABILITIES:
  Due to New England Life Insurance
     Company                                   854                 435               194                 408
                                      ------------ ------------------- ----------------- -------------------
       Total Liabilities                       854                 435               194                 408
                                      ------------ ------------------- ----------------- -------------------
NET ASSETS                            $ 23,146,879        $ 39,643,472      $ 94,128,613        $ 45,509,770
                                      ============ =================== ================= ===================
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units  $ 23,110,082        $ 39,643,472      $ 94,128,613        $ 45,509,770
  Net assets from contracts in payout       36,797                  --                --                  --
                                      ------------ ------------------- ----------------- -------------------
       Total Net Assets               $ 23,146,879        $ 39,643,472      $ 94,128,613        $ 45,509,770
                                      ============ =================== ================= ===================

The accompanying notes are an integral part of these financial statements.

                             MIST MIST MET/FRANKLIN          MIST
               MIST  MET/FRANKLIN         TEMPLETON MET/TEMPLETON AMERICAN FUNDS AMERICAN FUNDS
MET/FRANKLIN INCOME MUTUAL SHARES FOUNDING STRATEGY        GROWTH         GROWTH  GROWTH-INCOME
         SUBACCOUNT    SUBACCOUNT        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------- ------------- ----------------- ------------- -------------- --------------
        $ 1,461,702     $ 681,080       $ 5,087,760     $ 251,081  $ 284,917,216  $ 197,255,760
                 --            --                --            --             --             --
------------------- ------------- ----------------- ------------- -------------- --------------
          1,461,702       681,080         5,087,760       251,081    284,917,216    197,255,760
------------------- ------------- ----------------- ------------- -------------- --------------
                313           191               293           217            669            675
------------------- ------------- ----------------- ------------- -------------- --------------
                313           191               293           217            669            675
------------------- ------------- ----------------- ------------- -------------- --------------
        $ 1,461,389     $ 680,889       $ 5,087,467     $ 250,864  $ 284,916,547  $ 197,255,085
=================== ============= ================= ============= ============== ==============
        $ 1,461,389     $ 680,889       $ 5,087,467     $ 250,864  $ 284,373,972  $ 196,880,608
                 --            --                --            --        542,575        374,477
------------------- ------------- ----------------- ------------- -------------- --------------
        $ 1,461,389     $ 680,889       $ 5,087,467     $ 250,864  $ 284,916,547  $ 197,255,085
=================== ============= ================= ============= ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2008

                                              AMERICAN FUNDS
                                                GLOBAL SMALL AMERICAN FUNDS
                                              CAPITALIZATION           BOND
                                                  SUBACCOUNT     SUBACCOUNT
                                              -------------- --------------
ASSETS:
  Investments at fair value                     $ 95,997,792   $ 39,184,410
  Due from New England Life Insurance Company             --             --
                                              -------------- --------------
       Total Assets                               95,997,792     39,184,410
                                              -------------- --------------
LIABILITIES:
  Due to New England Life Insurance Company              680            723
                                              -------------- --------------
       Total Liabilities                                 680            723
                                              -------------- --------------
NET ASSETS                                      $ 95,997,112   $ 39,183,687
                                              ============== ==============
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units            $ 95,690,986   $ 39,183,687
  Net assets from contracts in payout                306,126             --
                                              -------------- --------------
       Total Net Assets                         $ 95,997,112   $ 39,183,687
                                              ============== ==============

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                       MSF
                                             MSF BLACKROCK    MSF BLACKROCK HARRIS OAKMARK         MSF FI
                                               BOND INCOME     MONEY MARKET  FOCUSED VALUE  VALUE LEADERS
                                                SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                         -------------------- ------------- --------------- ----------------
INVESTMENT INCOME:
      Dividends                                $ 8,573,595      $ 3,927,103      $ 381,444    $ 1,100,937
                                         -------------------- ------------- --------------- ----------------
EXPENSES:
      Mortality and expense risk
        charges                                  2,215,847        2,108,900      2,548,474        748,237
      Administrative charges                        43,758           28,737         45,261         36,930
                                         -------------------- ------------- --------------- ----------------
        Total expenses                           2,259,605        2,137,637      2,593,735        785,167
                                         -------------------- ------------- --------------- ----------------
           Net investment income (loss)          6,313,990        1,789,466     (2,212,291)       315,770
                                         -------------------- ------------- --------------- ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                       --               --     23,398,825      6,267,133
      Realized gains (losses) on sale of
        investments                             (2,107,923)              --    (14,112,970)    (3,877,913)
                                         -------------------- ------------- --------------- ----------------
           Net realized gains (losses)          (2,107,923)              --      9,285,855      2,389,220
                                         -------------------- ------------- --------------- ----------------
     Change in unrealized gains (losses)
        on investments                         (12,723,527)              --   (117,704,632)   (30,649,938)
                                         -------------------- ------------- --------------- ----------------
     Net realized and unrealized
        gains (losses) on investments          (14,831,450)              --   (108,418,777)   (28,260,718)
                                         -------------------- ------------- --------------- ----------------
     Net increase (decrease) in net assets
        resulting from operations             $ (8,517,460)     $ 1,789,466 $ (110,631,068) $ (27,944,948)
                                         ==================== ============= =============== ================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                           MSF WESTERN ASSET
                     MSF WESTERN ASSET            MANAGEMENT                           MSF BLACKROCK
MSF LOOMIS SAYLES           MANAGEMENT             STRATEGIC                 MSF              LEGACY         MSF DAVIS
        SMALL CAP      U.S. GOVERNMENT    BOND OPPORTUNITIES    MFS TOTAL RETURN    LARGE CAP GROWTH     VENTURE VALUE
       SUBACCOUNT           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
-------------------- -------------------- --------------------- ------------------- ------------------- -----------------
             $ --          $ 5,231,528           $ 6,002,146         $ 2,983,315           $ 448,389       $ 4,833,144
-------------------- -------------------- --------------------- ------------------- ------------------- -----------------
        1,494,393            1,661,627             1,964,780           1,144,952           1,498,958         5,222,627
           47,545               20,990                28,765              29,139              71,530           112,802
-------------------- -------------------- --------------------- ------------------- ------------------- -----------------
        1,541,938            1,682,617             1,993,545           1,174,091           1,570,488         5,335,429
-------------------- -------------------- --------------------- ------------------- ------------------- -----------------
       (1,541,938)           3,548,911             4,008,601           1,809,224          (1,122,099)         (502,285)
-------------------- -------------------- --------------------- ------------------- ------------------- -----------------
       19,298,318                   --               923,490           6,880,462                  --         2,293,730
       (3,361,801)            (432,896)           (3,145,361)         (2,499,445)         (1,291,420)        8,102,608
-------------------- -------------------- --------------------- ------------------- ------------------- -----------------
       15,936,517             (432,896)           (2,221,871)          4,381,017          (1,291,420)       10,396,338
-------------------- -------------------- --------------------- ------------------- ------------------- -----------------
      (64,004,633)          (5,411,288)          (27,012,726)        (28,153,454)        (46,376,789)     (198,884,473)
-------------------- -------------------- --------------------- ------------------- ------------------- -----------------
      (48,068,116)          (5,844,184)          (29,234,597)        (23,772,437)        (47,668,209)     (188,488,135)
-------------------- -------------------- --------------------- ------------------- ------------------- -----------------
    $ (49,610,054)        $ (2,295,273)        $ (25,225,996)      $ (21,963,213)      $ (48,790,308)   $ (188,990,420)
==================== ==================== ===================== =================== =================== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                                              MSF FI
                                             MSF JENNISON        MSF JULIUS BAER      MSF BLACKROCK          MID CAP
                                                   GROWTH    INTERNATIONAL STOCK    STRATEGIC VALUE    OPPORTUNITIES
                                               SUBACCOUNT             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                         ------------------- ---------------------- ------------------ ----------------
INVESTMENT INCOME:
      Dividends                                 $ 248,314            $ 2,660,368          $ 451,919         $ 23,260
                                         ------------------- ---------------------- ------------------ ----------------
EXPENSES:
      Mortality and expense risk
        charges                                   138,154              1,146,299          1,676,749          291,563
      Administrative charges                        3,747                 25,349             18,906            3,282
                                         ------------------- ---------------------- ------------------ ----------------
        Total expenses                            141,901              1,171,648          1,695,655          294,845
                                         ------------------- ---------------------- ------------------ ----------------
           Net investment income (loss)    .      106,413              1,488,720         (1,243,736)        (271,585)
                                         ------------------- ---------------------- ------------------ ----------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 906,508             10,842,260         12,914,350               --
      Realized gains (losses) on sale of
        investments                              (113,861)             1,341,155         (9,590,811)         (10,748)
                                         ------------------- ---------------------- ------------------ ----------------
           Net realized gains (losses)            792,647             12,183,415          3,323,539          (10,748)
                                         ------------------- ---------------------- ------------------ ----------------
     Change in unrealized gains (losses)
        on investments                         (5,429,005)           (63,167,246)       (60,971,591)     (15,168,891)
                                         ------------------- ---------------------- ------------------ ----------------
     Net realized and unrealized
        gains (losses) on investments          (4,636,358)           (50,983,831)       (57,648,052)     (15,179,639)
                                         ------------------- ---------------------- ------------------ ----------------
     Net increase (decrease) in net assets
        resulting from operations            $ (4,529,945)         $ (49,495,111)     $ (58,891,788)   $ (15,451,224)
                                         =================== ====================== ================== ================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                 MSF                 MSF
  MSF RUSSELL      MSF METLIFE    FRANKLIN TEMPLETON    NEUBERGER BERMAN                       MSF BLACKROCK
   2000 INDEX      STOCK INDEX      SMALL CAP GROWTH       MID CAP VALUE    MSF MSF VALUE    LARGE CAP VALUE
   SUBACCOUNT       SUBACCOUNT            SUBACCOUNT          SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
---------------- ---------------- --------------------- ------------------- ---------------- ------------------
    $ 479,711      $ 1,230,078                  $ --           $ 456,669        $ 946,872          $ 236,792
---------------- ---------------- --------------------- ------------------- ---------------- ------------------
      640,810          951,236               345,737           1,094,876          743,989            512,930
        4,480            7,899                 2,020               7,801            2,409              1,803
---------------- ---------------- --------------------- ------------------- ---------------- ------------------
      645,290          959,135               347,757           1,102,677          746,398            514,733
---------------- ---------------- --------------------- ------------------- ---------------- ------------------
     (165,579)         270,943              (347,757)           (646,008)         200,474           (277,941)
---------------- ---------------- --------------------- ------------------- ---------------- ------------------
    2,467,087        3,102,555             2,822,412           1,028,707       12,602,605            646,455
   (1,673,821)        (313,266)             (758,857)         (2,578,352)     (12,358,742)          (863,008)
---------------- ---------------- --------------------- ------------------- ---------------- ------------------
      793,266        2,789,289             2,063,555          (1,549,645)         243,863           (216,553)
---------------- ---------------- --------------------- ------------------- ---------------- ------------------
  (19,572,492)     (35,292,240)          (15,520,881)        (46,220,149)     (23,755,068)       (16,204,904)
---------------- ---------------- --------------------- ------------------- ---------------- ------------------
  (18,779,226)     (32,502,951)          (13,457,326)        (47,769,794)     (23,511,205)       (16,421,457)
---------------- ---------------- --------------------- ------------------- ---------------- ------------------
$ (18,944,805)   $ (32,232,008)        $ (13,805,083)      $ (48,415,802)   $ (23,310,731)     $ (16,699,398)
================ ================ ===================== =================== ================ ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                            MSF            MSF
                                                LEHMAN BROTHERS MORGAN STANLEY            MSF METLIFE    MSF T. ROWE PRICE
                                           AGGREGATE BOND INDEX     EAFE INDEX    MID CAP STOCK INDEX     LARGE CAP GROWTH
                                                     SUBACCOUNT     SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                           -------------------- ----------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                     $ 3,836,548    $ 1,523,950              $ 498,675            $ 109,869
                                           -------------------- ----------------- ---------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                       1,125,897        741,959                571,125              484,109
      Administrative charges                              9,205          5,621                  4,009                2,225
                                           -------------------- ----------------- ---------------------- --------------------
        Total expenses                                1,135,102        747,580                575,134              486,334
                                           -------------------- ----------------- ---------------------- --------------------
           Net investment income (loss) .             2,701,446        776,370                (76,459)            (376,465)
                                           -------------------- ----------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                            --      2,343,279              4,119,054            2,101,253
      Realized gains (losses) on sale of
        investments                                      84,835        529,468               (127,485)             (49,538)
                                           -------------------- ----------------- ---------------------- --------------------
           Net realized gains (losses)                   84,835      2,872,747              3,991,569            2,051,715
                                           -------------------- ----------------- ---------------------- --------------------
     Change in unrealized gains (losses)
        on investments                                  369,058    (33,392,219)           (22,231,696)         (20,603,740)
                                           -------------------- ----------------- ---------------------- --------------------
     Net realized and unrealized
        gains (losses) on investments                   453,893    (30,519,472)           (18,240,127)         (18,552,025)
                                           -------------------- ----------------- ---------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ 3,155,339  $ (29,743,102)         $ (18,316,586)       $ (18,928,490)
                                           ==================== ================= ====================== ====================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                               MSF METLIFE            MSF METLIFE
MSF T. ROWE PRICE    MSF OPPENHEIMER        MSF BLACKROCK    MSF BLACKROCK    CONSERVATIVE        CONSERVATIVE TO
 SMALL CAP GROWTH      GLOBAL EQUITY    AGGRESSIVE GROWTH      DIVERSIFIED      ALLOCATION    MODERATE ALLOCATION
       SUBACCOUNT         SUBACCOUNT           SUBACCOUNT       SUBACCOUNT      SUBACCOUNT             SUBACCOUNT
-------------------- ------------------ -------------------- ---------------- --------------- ----------------------
             $ --          $ 354,562                 $ --        $ 234,670       $ 316,074            $ 1,154,848
-------------------- ------------------ -------------------- ---------------- --------------- ----------------------
          150,936            254,663              159,249          124,829         508,630              1,457,788
              795              1,273                  304              243           1,690                  3,073
-------------------- ------------------ -------------------- ---------------- --------------- ----------------------
          151,731            255,936              159,553          125,072         510,320              1,460,861
-------------------- ------------------ -------------------- ---------------- --------------- ----------------------
         (151,731)            98,626             (159,553)         109,598        (194,246)              (306,013)
-------------------- ------------------ -------------------- ---------------- --------------- ----------------------
        2,200,156            714,475                   --          101,574         290,006              1,235,185
         (277,899)        (1,095,020)          (1,654,067)        (713,988)       (827,149)            (1,133,581)
-------------------- ------------------ -------------------- ---------------- --------------- ----------------------
        1,922,257           (380,545)          (1,654,067)        (612,414)       (537,143)               101,604
-------------------- ------------------ -------------------- ---------------- --------------- ----------------------
       (6,742,444)        (9,498,366)          (5,097,939)      (2,331,396)     (5,971,399)           (27,240,386)
-------------------- ------------------ -------------------- ---------------- --------------- ----------------------
       (4,820,187)        (9,878,911)          (6,752,006)      (2,943,810)     (6,508,542)           (27,138,782)
-------------------- ------------------ -------------------- ---------------- --------------- ----------------------
     $ (4,971,918)      $ (9,780,285)        $ (6,911,559)    $ (2,834,212)   $ (6,702,788)         $ (27,444,795)
==================== ================== ==================== ================ =============== ======================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                    MSF
                                                   MSF METLIFE      METLIFE MODERATE TO              MSF METLIFE        MSF FI
                                           MODERATE ALLOCATION    AGGRESSIVE ALLOCATION    AGGRESSIVE ALLOCATION     LARGE CAP
                                                    SUBACCOUNT               SUBACCOUNT               SUBACCOUNT    SUBACCOUNT
                                           ---------------------- ------------------------ ------------------------ -------------
INVESTMENT INCOME:
      Dividends                                    $ 3,017,039              $ 3,421,780                $ 138,825          $ --
                                           ---------------------- ------------------------ ------------------------ -------------
EXPENSES:
      Mortality and expense risk
        charges                                      5,109,228                7,503,314                  363,313        13,718
      Administrative charges                             6,596                    4,504                      424            33
                                           ---------------------- ------------------------ ------------------------ -------------
        Total expenses                               5,115,824                7,507,818                  363,737        13,751
                                           ---------------------- ------------------------ ------------------------ -------------
           Net investment income (loss) .           (2,098,785)              (4,086,038)                (224,912)      (13,751)
                                           ---------------------- ------------------------ ------------------------ -------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                    4,969,240                9,409,894                  814,616            --
      Realized gains (losses) on sale of
        investments                                 (1,729,707)              (4,630,028)                (789,493)      (63,684)
                                           ---------------------- ------------------------ ------------------------ -------------
           Net realized gains (losses)               3,239,533                4,779,866                   25,123       (63,684)
                                           ---------------------- ------------------------ ------------------------ -------------
     Change in unrealized gains (losses)
        on investments                            (135,024,915)            (247,441,526)             (13,814,868)     (518,226)
                                           ---------------------- ------------------------ ------------------------ -------------
     Net realized and unrealized
        gains (losses) on investments             (131,785,382)            (242,661,660)             (13,789,745)     (581,910)
                                           ---------------------- ------------------------ ------------------------ -------------
     Net increase (decrease) in net assets
        resulting from operations               $ (133,884,167)          $ (246,747,698)           $ (14,014,657)   $ (595,661)
                                           ====================== ======================== ======================== =============

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                        MIST MFS
MIST LEGG MASON         RESEARCH    MIST T. ROWE PRICE      MIST PIMCO         MIST RCM    MIST LORD ABBETT
   VALUE EQUITY    INTERNATIONAL        MID CAP GROWTH    TOTAL RETURN       TECHNOLOGY      BOND DEBENTURE
     SUBACCOUNT       SUBACCOUNT            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT          SUBACCOUNT
------------------ ---------------- --------------------- --------------- ---------------- -------------------
       $ 37,763      $ 1,351,138                  $ --    $ 10,773,193      $ 2,419,111         $ 4,361,910
------------------ ---------------- --------------------- --------------- ---------------- -------------------
        251,348          954,145               908,890       3,739,172          239,636           1,354,438
          8,862            4,706                 5,541          23,844            1,216               7,860
------------------ ---------------- --------------------- --------------- ---------------- -------------------
        260,210          958,851               914,431       3,763,016          240,852           1,362,298
------------------ ---------------- --------------------- --------------- ---------------- -------------------
       (222,447)         392,287              (914,431)      7,010,177        2,178,259           2,999,612
------------------ ---------------- --------------------- --------------- ---------------- -------------------
        874,679        7,782,948             8,523,257       6,949,827        5,126,152           1,581,186
     (2,229,773)      (1,410,123)             (442,932)       (509,343)      (1,422,220)         (2,293,535)
------------------ ---------------- --------------------- --------------- ---------------- -------------------
     (1,355,094)       6,372,825             8,080,325       6,440,484        3,703,932            (712,349)
------------------ ---------------- --------------------- --------------- ---------------- -------------------
    (13,024,740)     (46,174,465)          (40,305,200)    (17,149,975)     (16,223,983)        (23,192,299)
------------------ ---------------- --------------------- --------------- ---------------- -------------------
    (14,379,834)     (39,801,640)          (32,224,875)    (10,709,491)     (12,520,051)        (23,904,648)
------------------ ---------------- --------------------- --------------- ---------------- -------------------
  $ (14,602,281)   $ (39,409,353)        $ (33,139,306)   $ (3,699,314)   $ (10,341,792)      $ (20,905,036)
================== ================ ===================== =============== ================ ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                          MIST                   MIST
                                             MIST LAZARD        MIST MET/AIM    HARRIS OAKMARK    LEGG MASON PARTNERS
                                                 MID CAP    SMALL CAP GROWTH     INTERNATIONAL      AGGRESSIVE GROWTH
                                              SUBACCOUNT          SUBACCOUNT        SUBACCOUNT             SUBACCOUNT
                                         ------------------ ------------------- ----------------- ----------------------
INVESTMENT INCOME:
      Dividends                                $ 250,089                $ --       $ 2,019,590                   $ --
                                         ------------------ ------------------- ----------------- ----------------------
EXPENSES:
      Mortality and expense risk
        charges                                  337,363             136,695         1,571,725                135,682
      Administrative charges                       1,416                 438             9,332                  1,229
                                         ------------------ ------------------- ----------------- ----------------------
        Total expenses                           338,779             137,133         1,581,057                136,911
                                         ------------------ ------------------- ----------------- ----------------------
           Net investment income (loss)          (88,690)           (137,133)          438,533               (136,911)
                                         ------------------ ------------------- ----------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions              2,023,061             944,598        20,738,954                 85,281
      Realized gains (losses) on sale of
        investments                           (1,348,302)           (291,349)       (8,158,317)              (447,277)
                                         ------------------ ------------------- ----------------- ----------------------
           Net realized gains (losses)           674,759             653,249        12,580,637               (361,996)
                                         ------------------ ------------------- ----------------- ----------------------
     Change in unrealized gains (losses)
        on investments                       (12,292,423)         (5,334,799)      (74,541,705)            (4,184,765)
                                         ------------------ ------------------- ----------------- ----------------------
     Net realized and unrealized
        gains (losses) on investments        (11,617,664)         (4,681,550)      (61,961,068)            (4,546,761)
                                         ------------------ ------------------- ----------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations          $ (11,706,354)       $ (4,818,683)    $ (61,522,535)          $ (4,683,672)
                                         ================== =================== ================= ======================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

          MIST                                           MIST SSGA             MIST PIMCO
CLARION GLOBAL        MIST OPPENHEIMER     MIST SSGA    GROWTH AND    INFLATION PROTECTED    MIST BLACKROCK
   REAL ESTATE    CAPITAL APPRECIATION    GROWTH ETF    INCOME ETF                   BOND    LARGE CAP CORE
    SUBACCOUNT              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT             SUBACCOUNT        SUBACCOUNT
----------------- ----------------------- ------------- ------------- ---------------------- -----------------
   $ 1,406,106               $ 190,159      $ 25,749      $ 34,492            $ 1,025,877          $ 66,470
----------------- ----------------------- ------------- ------------- ---------------------- -----------------
     1,095,281                  76,994        22,178        31,125                465,321           157,690
         3,960                     410             7            18                  2,812               916
----------------- ----------------------- ------------- ------------- ---------------------- -----------------
     1,099,241                  77,404        22,185        31,143                468,133           158,606
----------------- ----------------------- ------------- ------------- ---------------------- -----------------
       306,865                 112,755         3,564         3,349                557,744           (92,136)
----------------- ----------------------- ------------- ------------- ---------------------- -----------------
     8,306,594               1,521,987        38,679        42,865                 56,696           590,908
    (3,643,454)               (471,988)      (60,599)      (45,092)              (740,789)         (483,153)
----------------- ----------------------- ------------- ------------- ---------------------- -----------------
     4,663,140               1,049,999       (21,920)       (2,227)              (684,093)          107,755
----------------- ----------------------- ------------- ------------- ---------------------- -----------------
   (46,075,399)             (4,405,576)     (650,489)     (757,012)            (5,318,422)       (5,826,370)
----------------- ----------------------- ------------- ------------- ---------------------- -----------------
   (41,412,259)             (3,355,577)     (672,409)     (759,239)            (6,002,515)       (5,718,615)
----------------- ----------------------- ------------- ------------- ---------------------- -----------------
 $ (41,105,394)           $ (3,242,822)   $ (668,845)   $ (755,890)          $ (5,444,771)     $ (5,810,751)
================= ======================= ============= ============= ====================== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                           MIST                 MIST                   MIST
                                                    MIST         AMERICAN FUNDS       AMERICAN FUNDS         AMERICAN FUNDS
                                             JANUS FORTY    BALANCED ALLOCATION    GROWTH ALLOCATION    MODERATE ALLOCATION
                                              SUBACCOUNT         SUBACCOUNT (A)       SUBACCOUNT (A)         SUBACCOUNT (A)
                                         ------------------ ---------------------- -------------------- ----------------------
INVESTMENT INCOME:
      Dividends                              $ 1,123,819            $ 1,434,424          $ 4,079,865            $ 1,608,916
                                         ------------------ ---------------------- -------------------- ----------------------
EXPENSES:
      Mortality and expense risk
        charges                                  330,154                153,247              421,725                183,323
      Administrative charges                       1,184                     92                   16                    139
                                         ------------------ ---------------------- -------------------- ----------------------
        Total expenses                           331,338                153,339              421,741                183,462
                                         ------------------ ---------------------- -------------------- ----------------------
           Net investment income (loss)          792,481              1,281,085            3,658,124              1,425,454
                                         ------------------ ---------------------- -------------------- ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                487,909                  2,237                1,725                  1,439
      Realized gains (losses) on sale of
        investments                           (5,685,909)              (174,636)            (240,474)               (39,735)
                                         ------------------ ---------------------- -------------------- ----------------------
           Net realized gains (losses)        (5,198,000)              (172,399)            (238,749)               (38,296)
                                         ------------------ ---------------------- -------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                       (12,216,608)            (7,950,392)         (28,254,031)            (7,317,439)
                                         ------------------ ---------------------- -------------------- ----------------------
     Net realized and unrealized
        gains (losses) on investments        (17,414,608)            (8,122,791)         (28,492,780)            (7,355,735)
                                         ------------------ ---------------------- -------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations          $ (16,622,127)          $ (6,841,706)       $ (24,834,656)          $ (5,930,281)
                                         ================== ====================== ==================== ======================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                      MIST
                                 MIST         MET/FRANKLIN                MIST
               MIST      MET/FRANKLIN            TEMPLETON                MET/    AMERICAN FUNDS    AMERICAN FUNDS
MET/FRANKLIN INCOME     MUTUAL SHARES    FOUNDING STRATEGY    TEMPLETON GROWTH            GROWTH     GROWTH-INCOME
     SUBACCOUNT (A)    SUBACCOUNT (A)       SUBACCOUNT (A)      SUBACCOUNT (A)        SUBACCOUNT        SUBACCOUNT
---------------------- ----------------- -------------------- ------------------- ----------------- -----------------
           $ 32,515          $ 18,215             $ 93,102             $ 1,218       $ 3,395,319       $ 4,693,740
---------------------- ----------------- -------------------- ------------------- ----------------- -----------------
              8,705             2,856               25,754               1,510         6,557,894         4,396,547
                 29                 1                   22                   3            32,523            24,769
---------------------- ----------------- -------------------- ------------------- ----------------- -----------------
              8,734             2,857               25,776               1,513         6,590,417         4,421,316
---------------------- ----------------- -------------------- ------------------- ----------------- -----------------
             23,781            15,358               67,326                (295)       (3,195,098)          272,424
---------------------- ----------------- -------------------- ------------------- ----------------- -----------------
                 --                --                   --                  --        46,938,143        18,367,419
            (31,744)           (2,071)             (34,754)             (7,697)        2,534,838           (34,576)
---------------------- ----------------- -------------------- ------------------- ----------------- -----------------
            (31,744)           (2,071)             (34,754)             (7,697)       49,472,981        18,332,843
---------------------- ----------------- -------------------- ------------------- ----------------- -----------------
           (228,728)         (154,534)          (1,197,946)            (77,553)     (272,130,694)     (146,414,330)
---------------------- ----------------- -------------------- ------------------- ----------------- -----------------
           (260,472)         (156,605)          (1,232,700)            (85,250)     (222,657,713)     (128,081,487)
---------------------- ----------------- -------------------- ------------------- ----------------- -----------------
         $ (236,691)       $ (141,247)        $ (1,165,374)          $ (85,545)   $ (225,852,811)   $ (127,809,063)
====================== ================= ==================== =================== ================= =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                            AMERICAN FUNDS
                                                                                    GLOBAL    AMERICAN FUNDS
                                                                      SMALL CAPITALIZATION              BOND
                                                                                SUBACCOUNT        SUBACCOUNT
                                                                      ----------------------- -----------------
INVESTMENT INCOME:
      Dividends                                                                       $ --       $ 2,407,056
                                                                      ----------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                                         2,456,993           681,402
      Administrative charges                                                        11,282             2,574
                                                                      ----------------------- -----------------
        Total expenses                                                           2,468,275           683,976
                                                                      ----------------------- -----------------
           Net investment income (loss)                                         (2,468,275)        1,723,080
                                                                      ----------------------- -----------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                               21,470,337           111,050
      Realized gains (losses) on sale of investments                            (2,238,589)         (715,221)
                                                                      ----------------------- -----------------
           Net realized gains (losses)                                          19,231,748          (604,171)
                                                                      ----------------------- -----------------
      Change in unrealized gains (losses) on investments                      (125,674,139)       (6,130,499)
                                                                      ----------------------- -----------------
      Net realized and unrealized gains (losses) on investments               (106,442,391)       (6,734,670)
                                                                      ----------------------- -----------------
      Net increase (decrease) in net assets resulting from operations       $ (108,910,666)     $ (5,011,590)
                                                                      ======================= =================

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                     MSF BLACKROCK                   MSF BLACKROCK             MSF HARRIS OAKMARK
                                                       BOND INCOME                    MONEY MARKET                  FOCUSED VALUE
                                                        SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                  ----------------------------------- ------------------------------- ------------------------------
                                             2008             2007             2008           2007            2008           2007
                                  ------------------ ---------------- ---------------- -------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income
     (loss)                         $   6,313,990    $   3,431,582    $   1,789,466    $ 3,903,684    $ (2,212,291)   $(2,820,008)
  Net realized gains (losses)          (2,107,923)         541,424               --             --       9,285,855     58,956,631
  Change in unrealized gains
     (losses) on investments          (12,723,527)       4,779,050               --             --    (117,704,632)   (79,381,518)
                                  ------------------ ---------------- ---------------- -------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (8,517,460)       8,752,056        1,789,466      3,903,684    (110,631,068)   (23,244,895)
                                  ------------------ ---------------- ---------------- -------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               4,399,335        7,645,895       20,560,301     18,915,967       3,828,087      9,854,888
  Net transfers (including
     fixed account)                   (23,258,584)      (2,769,398)      80,109,976     27,518,957     (13,481,426)   (16,645,923)
  Contract charges                       (449,817)        (400,247)        (395,348)      (222,600)       (555,952)      (649,605)
  Transfers for contract benefits
     and terminations                 (22,514,939)     (26,166,995)     (50,684,621)   (34,094,251)    (24,067,485)   (38,483,608)
                                  ------------------ ---------------- ---------------- -------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                   (41,824,005)     (21,690,745)      49,590,308     12,118,073     (34,276,776)   (45,924,248)
                                  ------------------ ---------------- ---------------- -------------- --------------- --------------
     Net increase (decrease)
       in net assets                  (50,341,465)     (12,938,689)      51,379,774     16,021,757    (144,907,844)   (69,169,143)
NET ASSETS:
  Beginning of period                 188,538,179      201,476,868      124,216,947    108,195,190     264,883,411    334,052,554
                                  ------------------ ---------------- ---------------- -------------- --------------- --------------
  End of period                   $   138,196,714    $ 188,538,179    $ 175,596,721   $124,216,947    $119,975,567   $264,883,411
                                  ================== ================ ================ ============== =============== ==============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                                                                MSF WESTERN ASSET
                       MSF FI                 MSF LOOMIS SAYLES                MSF WESTERN ASSET             MANAGEMENT STRATEGIC
                VALUE LEADERS                         SMALL CAP       MANAGEMENT U.S. GOVERNMENT               BOND OPPORTUNITIES
                   SUBACCOUNT                        SUBACCOUNT                       SUBACCOUNT                       SUBACCOUNT
-------------------------------- -------------------------------- --------------------------------- ------------------------------
          2008           2007               2008           2007              2008           2007            2008             2007
----------------- -------------- ------------------ ------------- ------------------ -------------- --------------- --------------
   $   315,770     $ (410,711)   $    (1,541,938)   $ (1,994,610)    $  3,548,911    $  1,799,676     $ 4,008,601      $ 2,078,222
     2,389,220      9,672,526         15,936,517      25,039,623         (432,896)          2,184      (2,221,871)       1,878,415
   (30,649,938)    (6,437,697)       (64,004,633)     (8,652,081)      (5,411,288)      2,010,309     (27,012,726)         200,757
----------------- -------------- ------------------ ------------- ------------------ -------------- --------------- --------------
   (27,944,948)     2,824,118        (49,610,054)     14,392,932       (2,295,273)      3,812,169     (25,225,996)       4,157,394
----------------- -------------- ------------------ ------------- ------------------ -------------- --------------- --------------
     1,582,063      3,037,893          5,160,592       9,376,862        3,799,295       5,933,048       4,070,275       10,229,502
    (4,462,601)    (2,743,789)        (5,413,327)      3,042,092      (11,642,707)       (253,804)    (19,260,884)       9,857,960
       (87,835)       (92,076)          (283,014)       (251,104)        (375,821)       (327,065)       (437,455)        (369,689)
   (10,207,310)   (18,828,346)       (16,005,823)    (24,932,417)     (15,287,771)    (19,154,451)    (17,723,085)     (21,107,175)
----------------- -------------- ------------------ ------------- ------------------ -------------- --------------- --------------
   (13,175,683)   (18,626,318)       (16,541,572)    (12,764,567)     (23,507,004)    (13,802,272)    (33,351,149)      (1,389,402)
----------------- -------------- ------------------ ------------- ------------------ -------------- --------------- --------------
   (41,120,631)   (15,802,200)       (66,151,626)      1,628,365      (25,802,277)     (9,990,103)    (58,577,145)       2,767,992
    79,141,056     94,943,256        146,628,388     145,000,023      135,932,642     145,922,745     170,796,840      168,028,848
----------------- -------------- ------------------ ------------- ------------------ -------------- --------------- --------------
$   38,020,425    $79,141,056     $   80,476,762    $146,628,388   $  110,130,365    $135,932,642    $112,219,695    $ 170,796,840
================= ============== ================== ============= ================== ============== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                              MSF                   MSF BLACKROCK                      MSF DAVIS
                                                 MFS TOTAL RETURN         LEGACY LARGE CAP GROWTH                  VENTURE VALUE
                                                       SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                  ---------------------------------- ------------------------------- ------------------------------
                                            2008             2007             2008           2007            2008           2007
                                  ----------------- ---------------- ---------------- -------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income
     (loss)                        $   1,809,224    $     656,219    $  (1,122,099)   $  (1,820,480)   $   (502,285)   $(3,533,622)
  Net realized gains (losses)          4,381,017        6,305,321       (1,291,420)      (3,541,363)     10,396,338     25,310,853
  Change in unrealized gains
     (losses) on investments         (28,153,454)      (3,954,322)     (46,376,789)      28,796,659    (198,884,473)    (5,496,498)
                                  ----------------- ---------------- ---------------- -------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations               (21,963,213)       3,007,218      (48,790,308)      23,434,816    (188,990,420)    16,280,733
                                  ----------------- ---------------- ---------------- -------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              2,445,391        5,613,354        3,064,830        4,558,802      17,780,295     30,744,060
  Net transfers (including
     fixed account)                   (6,784,677)       3,503,005       (4,170,734)      (6,714,574)     (7,013,774)    (3,984,876)
  Contract charges                      (204,383)        (184,176)        (198,664)        (185,287)     (1,098,636)    (1,034,664)
  Transfers for contract benefits
     and terminations                (12,635,538)     (16,627,438)     (19,437,428)     (27,186,224)    (48,487,830)   (70,018,548)
                                  ----------------- ---------------- ---------------- -------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                  (17,179,207)      (7,695,255)     (20,741,996)     (29,527,283)    (38,819,945)   (44,294,028)
                                  ----------------- ---------------- ---------------- -------------- --------------- --------------
     Net increase (decrease)
       in net assets                 (39,142,420)      (4,688,037)     (69,532,304)      (6,092,467)   (227,810,365)   (28,013,295)
NET ASSETS:
  Beginning of period                102,700,491      107,388,528      146,247,396      152,339,863     499,204,834    527,218,129
                                  ----------------- ---------------- ---------------- -------------- --------------- --------------
  End of period                   $   63,558,071     $102,700,491    $  76,715,092     $146,247,396    $271,394,469   $499,204,834
                                  ================= ================ ================ ============== =============== ==============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

               MSF JENNISON                  MSF JULIUS BAER                     MSF BLACKROCK                            MSF FI
                     GROWTH              INTERNATIONAL STOCK                   STRATEGIC VALUE             MID CAP OPPORTUNITIES
                 SUBACCOUNT                       SUBACCOUNT                        SUBACCOUNT                        SUBACCOUNT
------------------------------ -------------------------------- --------------------------------- ---------------------------------
         2008          2007              2008           2007               2008           2007            2008              2007
---------------- ------------- ----------------- -------------- ------------------ -------------- --------------- -----------------
  $   106,413    $ (141,185)    $   1,488,720    $   (452,545)   $   (1,243,736)    $(2,235,821)     $ (271,585)       $ (408,949)
      792,647     1,194,218        12,183,415      19,278,250         3,323,539      31,098,101         (10,748)        3,514,880
   (5,429,005)      248,506       (63,167,246)     (8,632,296)      (60,971,591)    (36,952,220)    (15,168,891)       (1,163,196)
---------------- ------------- ----------------- -------------- ------------------ -------------- --------------- -----------------
   (4,529,945)    1,301,539       (49,495,111)     10,193,409       (58,891,788)     (8,089,940)    (15,451,224)        1,942,735
---------------- ------------- ----------------- -------------- ------------------ -------------- --------------- -----------------
      545,116       840,067         4,701,351       5,816,454         2,729,269       5,616,975       1,270,153         1,833,584
     (660,897)     (561,317)        1,009,451      (3,863,548)      (10,850,035)    (12,492,198)       (137,111)         (448,076)
      (23,893)      (21,685)         (258,386)       (250,363)         (423,401)       (466,194)        (76,642)          (80,871)
   (1,440,045)   (1,641,174)      (11,125,850)    (17,142,105)      (13,129,946)    (19,341,712)     (2,190,575)       (2,980,065)
---------------- ------------- ----------------- -------------- ------------------ -------------- --------------- -----------------
   (1,579,719)   (1,384,109)       (5,673,434)    (15,439,562)      (21,674,113)    (26,683,129)     (1,134,175)       (1,675,428)
---------------- ------------- ----------------- -------------- ------------------ -------------- --------------- -----------------
   (6,109,664)      (82,570)      (55,168,545)     (5,246,153)      (80,565,901)    (34,773,069)    (16,585,399)          267,307
   13,381,333    13,463,903       114,872,336     120,118,489       165,742,039     200,515,108      29,351,347        29,084,040
---------------- ------------- ----------------- -------------- ------------------ -------------- --------------- -----------------
$   7,271,669    $13,381,333    $  59,703,791    $114,872,336     $  85,176,138    $165,742,039    $ 12,765,948      $ 29,351,347
================ ============= ================= ============== ================== ============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                     MSF RUSSELL                     MSF METLIFE        MSF FRANKLIN TEMPLETON
                                                      2000 INDEX                     STOCK INDEX              SMALL CAP GROWTH
                                                      SUBACCOUNT                      SUBACCOUNT                    SUBACCOUNT
                                  --------------------------------- ------------------------------- -----------------------------
                                            2008            2007            2008            2007            2008          2007
                                  ----------------- --------------- --------------- --------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income
     (loss)                        $ (165,579)      $   (418,703)   $    270,943    $   (500,079)   $   (347,757)   $  (475,153)
  Net realized gains (losses)            793,266       8,879,252       2,789,289      10,512,480       2,063,555      4,724,903
  Change in unrealized gains
     (losses) on investments         (19,572,492)    (10,208,715)    (35,292,240)     (6,429,625)    (15,520,881)    (3,157,719)
                                  ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations               (18,944,805)     (1,748,166)    (32,232,008)      3,582,776     (13,805,083)     1,092,031
                                  ----------------- --------------- --------------- --------------- --------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              1,738,649       2,984,240       3,481,018       4,284,297       1,952,601      2,284,966
  Net transfers (including
     fixed account)                   (1,879,478)     (1,371,079)     (1,324,787)     (5,079,009)       (909,009)    (1,575,081)
  Contract charges                      (174,681)       (177,324)       (225,695)       (229,877)        (99,817)       (98,010)
  Transfers for contract benefits
     and terminations                 (4,633,625)     (6,443,597)     (7,673,491)    (11,353,889)     (2,176,204)    (2,773,299)
                                  ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                   (4,949,135)     (5,007,760)     (5,742,955)    (12,378,478)     (1,232,429)    (2,161,424)
                                  ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets                 (23,893,940)     (6,755,926)    (37,974,963)     (8,795,702)    (15,037,512)    (1,069,393)
NET ASSETS:
  Beginning of period                 59,051,027      65,806,953      89,260,045      98,055,747      33,802,618     34,872,011
                                  ----------------- --------------- --------------- --------------- --------------- -------------
  End of period                   $   35,157,087    $ 59,051,027    $ 51,285,082    $ 89,260,045    $ 18,765,106    $33,802,618
                                  ================= =============== =============== =============== =============== =============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

         MSF NEUBERGER BERMAN                                                   MSF BLACKROCK             MSF LEHMAN BROTHERS
                MID CAP VALUE                   MSF MFS VALUE                 LARGE CAP VALUE            AGGREGATE BOND INDEX
                   SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
-------------------------------- ------------------------------- ------------------------------- -------------------------------
          2008           2007              2008          2007              2008          2007            2008            2007
----------------- -------------- ----------------- ------------- ----------------- ------------- --------------- ---------------
 $    (646,008)   $ (1,129,653)   $      200,474    $ (555,067)    $    (277,941)  $  (235,153)   $  2,701,446    $  2,690,045
    (1,549,645)      7,192,838           243,863     5,892,030          (216,553)    3,409,152          84,835        (922,124)
   (46,220,149)     (4,287,035)      (23,755,068)   (9,149,410)      (16,204,904)   (2,572,538)        369,058       2,685,864
----------------- -------------- ----------------- ------------- ----------------- ------------- --------------- ---------------
   (48,415,802)      1,776,150       (23,310,731)   (3,812,447)      (16,699,398)      601,461       3,155,339       4,453,785
----------------- -------------- ----------------- ------------- ----------------- ------------- --------------- ---------------
     4,220,413       8,654,636         2,190,870     3,684,654         3,492,385     5,770,104       3,835,340       3,498,702
      (643,834)      4,117,706        (1,031,854)   (1,924,080)          594,393     6,231,726      (9,280,234)      2,472,532
      (295,936)       (277,873)         (232,669)     (244,858)         (144,472)     (121,503)       (272,122)       (214,361)
    (7,459,266)    (10,398,799)       (4,920,240)   (6,252,606)       (3,503,808)   (4,367,002)    (10,207,168)    (10,735,303)
----------------- -------------- ----------------- ------------- ----------------- ------------- --------------- ---------------
    (4,178,623)      2,095,670        (3,993,893)   (4,736,890)          438,498     7,513,325     (15,924,184)     (4,978,430)
----------------- -------------- ----------------- ------------- ----------------- ------------- --------------- ---------------
   (52,594,425)      3,871,820       (27,304,624)   (8,549,337)      (16,260,900)    8,114,786     (12,768,845)       (524,645)
   107,356,582     103,484,762        70,656,174    79,205,511        46,695,320    38,580,534      86,856,586      87,381,231
----------------- -------------- ----------------- ------------- ----------------- ------------- --------------- ---------------
$   54,762,157    $107,356,582    $  43,351,550    $70,656,174     $ 30,434,420    $46,695,320    $ 74,087,741    $ 86,856,586
================= ============== ================= ============= ================= ============= =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                              MSF MORGAN STANLEY                     MSF METLIFE             MSF T. ROWE PRICE
                                                      EAFE INDEX             MID CAP STOCK INDEX              LARGE CAP GROWTH
                                                      SUBACCOUNT                      SUBACCOUNT                    SUBACCOUNT
                                  --------------------------------- ------------------------------- -----------------------------
                                            2008            2007            2008            2007            2008          2007
                                  ----------------- --------------- --------------- --------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income
     (loss)                          $   776,370    $    290,211    $    (76,459)   $   (447,290)   $   (376,465)   $  (445,990)
  Net realized gains (losses)          2,872,747       8,681,282       3,991,569       6,173,699       2,051,715        830,851
  Change in unrealized gains
     (losses) on investments         (33,392,219)     (3,204,900)    (22,231,696)     (2,425,902)    (20,603,740)     2,265,093
                                  ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations               (29,743,102)      5,766,593     (18,316,586)      3,300,507     (18,928,490)     2,649,954
                                  ----------------- --------------- --------------- --------------- --------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              3,493,652       5,058,222       2,378,590       2,931,880       2,761,107      4,610,886
  Net transfers (including
     fixed account)                     (692,012)      3,179,049        (840,873)       (291,243)      1,781,620      5,618,430
  Contract charges                      (207,362)       (191,715)       (148,447)       (145,992)       (137,515)      (111,690)
  Transfers for contract benefits
     and terminations                 (5,050,179)     (7,209,042)     (4,085,575)     (5,573,615)     (2,223,945)    (2,474,994)
                                  ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                   (2,455,901)        836,514      (2,696,305)     (3,078,970)      2,181,267      7,642,632
                                  ----------------- --------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets                 (32,199,003)      6,603,107     (21,012,891)        221,537     (16,747,223)    10,292,586
NET ASSETS:
  Beginning of period                 71,929,953      65,326,846      52,571,856      52,350,319      43,402,116     33,109,530
                                  ----------------- --------------- --------------- --------------- --------------- -------------
  End of period                   $   39,730,950    $ 71,929,953    $ 31,558,965    $ 52,571,856    $ 26,654,893    $43,402,116
                                  ================= =============== =============== =============== =============== =============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

          MSF T. ROWE PRICE                 MSF OPPENHEIMER                  MSF BLACKROCK                  MSF BLACKROCK
           SMALL CAP GROWTH                   GLOBAL EQUITY              AGGRESSIVE GROWTH                    DIVERSIFIED
                 SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
------------------------------ ------------------------------- ------------------------------ ------------------------------
         2008          2007              2008          2007             2008          2007           2008            2007
---------------- ------------- ----------------- ------------- ---------------- ------------- -------------- ---------------
$    (151,731)   $  (150,696)   $       98,626   $  (108,029)  $     (159,553)  $  (128,487)   $   109,598    $     83,401
    1,922,257        245,878          (380,545)    1,063,512       (1,654,067)      647,277       (612,414)        183,959
   (6,742,444)       660,928        (9,498,366)     (160,247)      (5,097,939)      841,304     (2,331,396)         45,002
---------------- ------------- ----------------- ------------- ---------------- ------------- -------------- ---------------
   (4,971,918)       756,110        (9,780,285)      795,236       (6,911,559)    1,360,094     (2,834,212)        312,362
---------------- ------------- ----------------- ------------- ---------------- ------------- -------------- ---------------
    1,425,149      1,761,017         1,643,243     3,143,825        1,712,425     1,568,069        477,768         873,038
      962,379        996,215          (251,967)    3,670,458          737,430     4,142,394       (934,004)      3,111,552
      (42,713)       (31,873)          (69,736)      (59,696)         (37,312)      (24,948)       (27,180)        (18,994)
     (596,258)      (715,414)       (1,778,072)   (1,867,596)        (688,756)     (332,344)      (721,795)       (451,235)
---------------- ------------- ----------------- ------------- ---------------- ------------- -------------- ---------------
    1,748,557      2,009,945          (456,532)    4,886,991        1,723,787     5,353,171     (1,205,211)      3,514,361
---------------- ------------- ----------------- ------------- ---------------- ------------- -------------- ---------------
   (3,223,361)     2,766,055       (10,236,817)    5,682,227       (5,187,772)    6,713,265     (4,039,423)      3,826,723
   12,270,375      9,504,320        23,385,203    17,702,976       12,454,943     5,741,678     10,524,081       6,697,358
---------------- ------------- ----------------- ------------- ---------------- ------------- -------------- ---------------
$   9,047,014    $12,270,375    $   13,148,386   $23,385,203   $    7,267,171   $12,454,943     $6,484,658    $ 10,524,081
================ ============= ================= ============= ================ ============= ============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                   MSF METLIFE                         MSF METLIFE                      MSF METLIFE
                                       CONSERVATIVE ALLOCATION CONSERVATIVE TO MODERATE ALLOCATION              MODERATE ALLOCATION
                                                    SUBACCOUNT                          SUBACCOUNT                       SUBACCOUNT
                                  ---------------------------- -----------------------------------  ---------------- --------------
                                          2008      2007                2008          2007              2008            2007
                                  --------------  ------------ ---------------- ------------------  ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income
     (loss)                        $  (194,246)   $  (193,248) $    (306,013)   $        (999,130)    $  (2,098,785)   $(3,414,240)
  Net realized gains (losses)         (537,143)       349,104        101,604              503,254         3,239,533        338,306
  Change in unrealized gains
     (losses) on investments        (5,971,399)       441,326    (27,240,386)           2,374,492      (135,024,915)     6,888,620
                                  --------------  ------------ ---------------- ------------------  ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations              (6,702,788)       597,182    (27,444,795)           1,878,616      (133,884,167)     3,812,686
                                  --------------  ------------ ---------------- ------------------  ---------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners            4,544,554      5,477,528     22,528,075           37,986,918        82,890,849    137,621,181
  Net transfers (including
     fixed account)                 22,602,269      9,681,576     16,392,300           21,146,297        62,499,647     90,463,451
  Contract charges                    (149,886)       (34,888)      (449,381)            (192,934)       (1,958,586)      (740,857)
  Transfers for contract benefits
     and terminations               (4,492,604)    (1,512,681)    (7,511,491)          (4,116,730)      (20,803,674)   (10,676,877)
                                  --------------  ------------ ---------------- ------------------  ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                 22,504,333     13,611,535     30,959,503           54,823,551       122,628,236    216,666,898
                                  --------------  ------------ ---------------- ------------------  ---------------- --------------
     Net increase (decrease)
       in net assets                15,801,545     14,208,717      3,514,708           56,702,167       (11,255,931)   220,479,584

NET ASSETS:
  Beginning of period               21,992,542      7,783,825     99,530,164           42,827,997       363,880,350    143,400,766
                                  --------------  ------------ ---------------- ------------------  ---------------- --------------
  End of period                   $ 37,794,087    $21,992,542  $ 103,044,872    $      99,530,164    $  352,624,419   $363,880,350
                                  ==============  ============ ================ ==================  ================ ==============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                      MSF METLIFE                     MSF METLIFE                       MSF FI                 MIST LEGG MASON
MODERATE TO AGGRESSIVE ALLOCATION           AGGRESSIVE ALLOCATION                    LARGE CAP                    VALUE EQUITY
                       SUBACCOUNT                      SUBACCOUNT                   SUBACCOUNT                      SUBACCOUNT
------------------------------------ ------------------------------- --------------- ------------ -------------------------------
           2008              2007              2008          2007            2008         2007            2008            2007
------------------ ----------------- ----------------- ------------- --------------- ------------ --------------- ---------------
$    (4,086,038)   $   (4,914,983)    $    (224,912)   $ (337,290)   $    (13,751)   $ (12,071)     $ (222,447)     $ (456,421)
      4,779,866           768,394            25,123       979,804         (63,684)      71,400      (1,355,094)        599,017
   (247,441,526)        3,912,728       (13,814,868)     (499,181)       (518,226)     (51,246)    (13,024,740)     (2,241,733)
------------------ ----------------- ----------------- ------------- --------------- ------------ --------------- ---------------
   (246,747,698)         (233,861)      (14,014,657)      143,333        (595,661)       8,083     (14,602,281)     (2,099,137)
------------------ ----------------- ----------------- ------------- --------------- ------------ --------------- ---------------
    136,444,629       289,868,747         3,436,076    11,498,503         134,816      438,358         736,645       1,354,144
     33,438,852       106,836,930          (185,750)    4,394,541         117,693      281,227         168,523        (788,227)
     (3,647,887)       (1,130,324)         (123,498)      (77,174)         (4,230)      (1,677)        (44,979)        (52,914)
    (17,099,971)      (12,450,791)       (1,303,541)     (859,671)        (23,611)     (33,129)     (3,054,959)     (5,450,151)
------------------ ----------------- ----------------- ------------- --------------- ------------ --------------- ---------------
    149,135,623       383,124,562         1,823,287    14,956,199         224,668      684,779      (2,194,770)     (4,937,148)
------------------ ----------------- ----------------- ------------- --------------- ------------ --------------- ---------------
    (97,612,075)      382,890,701       (12,191,370)   15,099,532        (370,993)     692,862     (16,797,051)     (7,036,285)
    570,281,923       187,391,222        32,852,837    17,753,305       1,247,716      554,854      28,592,106      35,628,391
------------------ ----------------- ----------------- ------------- --------------- ------------ --------------- ---------------
$   472,669,848    $  570,281,923    $   20,661,467    $32,852,837     $  876,723    $1,247,716    $ 11,795,055    $ 28,592,106
================== ================= ================= ============= =============== ============ =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                        MIST MFS               MIST T. ROWE PRICE                      MIST PIMCO
                                          RESEARCH INTERNATIONAL                   MID CAP GROWTH                    TOTAL RETURN
                                                      SUBACCOUNT                       SUBACCOUNT                      SUBACCOUNT
                                  --------------------------------- -------------------------------- -------------------------------
                                            2008            2007            2008             2007             2008           2007
                                  ----------------- --------------- --------------- ---------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income
     (loss)                          $   392,287    $    (71,071)   $   (914,431)   $  (1,035,405)   $   7,010,177    $  5,405,927
  Net realized gains (losses)          6,372,825      13,992,521       8,080,325        8,218,177        6,440,484       1,829,954
  Change in unrealized gains
     (losses) on investments         (46,174,465)     (6,332,020)    (40,305,200)       3,878,981      (17,149,975)      9,192,947
                                  ----------------- --------------- --------------- ---------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations               (39,409,353)      7,589,430     (33,139,306)      11,061,753       (3,699,314)     16,428,828
                                  ----------------- --------------- --------------- ---------------- ---------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              6,782,541       7,055,087       5,508,217        6,726,481       14,872,992      13,312,814
  Net transfers (including
     fixed account)                   14,275,640       8,723,101        (694,985)       3,729,351      (16,104,172)      6,651,247
  Contract charges                      (246,044)       (185,563)       (260,360)        (213,257)        (956,913)       (724,622)
  Transfers for contract benefits
     and terminations                 (5,161,358)     (6,989,689)     (5,765,983)      (6,660,270)     (29,177,078)    (28,167,879)
                                  ----------------- --------------- --------------- ---------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                   15,650,779       8,602,936      (1,213,111)       3,582,305      (31,365,171)     (8,928,440)
                                  ----------------- --------------- --------------- ---------------- ---------------- --------------
     Net increase (decrease)
       in net assets                 (23,758,574)     16,192,366     (34,352,417)      14,644,058      (35,064,485)      7,500,388
NET ASSETS:
  Beginning of period                 79,572,617      63,380,251      83,494,030       68,849,972      280,766,389     273,266,001
                                  ----------------- --------------- --------------- ---------------- ---------------- --------------
  End of period                   $   55,814,043    $ 79,572,617    $ 49,141,613    $  83,494,030    $ 245,701,904    $280,766,389
                                  ================= =============== =============== ================ ================ ==============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                    MIST RCM                 MIST LORD ABBETT                     MIST LAZARD                   MIST MET/AIM
                  TECHNOLOGY                   BOND DEBENTURE                         MID CAP               SMALL CAP GROWTH
                  SUBACCOUNT                       SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
------------------------------- -------------------------------- ------------------------------- ------------------------------
          2008          2007              2008           2007              2008          2007           2008            2007
----------------- ------------- ----------------- -------------- ----------------- ------------- -------------- ---------------
 $   2,178,259    $  (220,951)    $   2,999,612    $ 4,244,796      $    (88,690)   $ (311,482)    $ (137,133)     $ (181,198)
     3,703,932      1,617,347          (712,349)     1,844,738           674,759     3,042,826        653,249         908,235
   (16,223,983)     2,951,407       (23,192,299)      (558,051)      (12,292,423)   (4,364,259)    (5,334,799)        461,979
----------------- ------------- ----------------- -------------- ----------------- ------------- -------------- ---------------
   (10,341,792)     4,347,803       (20,905,036)     5,531,483       (11,706,354)   (1,632,915)    (4,818,683)      1,189,016
----------------- ------------- ----------------- -------------- ----------------- ------------- -------------- ---------------
     1,645,921        935,269         3,446,001      8,229,784         1,267,574     3,525,672        430,101         711,956
       231,684      3,588,323       (13,537,792)     7,935,219          (697,422)    4,866,205       (961,356)       (368,698)
       (68,600)       (48,762)         (353,664)      (293,793)         (101,475)      (92,027)       (40,444)        (41,163)
    (1,345,788)    (1,626,056)       (9,171,919)   (10,270,948)       (2,225,598)   (2,331,064)      (869,037)       (990,125)
----------------- ------------- ----------------- -------------- ----------------- ------------- -------------- ---------------
       463,217      2,848,774       (19,617,374)     5,600,262        (1,756,921)    5,968,786     (1,440,736)       (688,030)
----------------- ------------- ----------------- -------------- ----------------- ------------- -------------- ---------------
    (9,878,575)     7,196,577       (40,522,410)    11,131,745       (13,463,275)    4,335,871     (6,259,419)        500,986
    22,137,049     14,940,472       116,833,466    105,701,721        31,373,042    27,037,171     13,285,772      12,784,786
----------------- ------------- ----------------- -------------- ----------------- ------------- -------------- ---------------
$   12,258,474    $22,137,049    $   76,311,056   $116,833,466    $   17,909,767   $31,373,042    $ 7,026,353     $13,285,772
================= ============= ================= ============== ================= ============= ============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                              MIST HARRIS OAKMARK       MIST LEGG MASON PARTNERS            MIST CLARION GLOBAL
                                                    INTERNATIONAL              AGGRESSIVE GROWTH                    REAL ESTATE
                                                       SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                  ---------------------------------- ------------------------------ ------------------------------
                                            2008             2007           2008            2007            2008           2007
                                  ----------------- ---------------- -------------- --------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income
     (loss)                          $   438,533    $    (885,527)   $  (136,911)   $   (189,075)   $    306,865    $  (488,958)
  Net realized gains (losses)         12,580,637       21,932,873       (361,996)      1,884,118       4,663,140     17,425,312
  Change in unrealized gains
     (losses) on investments         (74,541,705)     (25,709,200)    (4,184,765)     (1,542,084)    (46,075,399)   (36,628,097)
                                  ----------------- ---------------- -------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations               (61,522,535)      (4,661,854)    (4,683,672)        152,959     (41,105,394)   (19,691,743)
                                  ----------------- ---------------- -------------- --------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              5,281,959       16,657,629        303,927         466,840       6,976,555     16,380,251
  Net transfers (including
     fixed account)                   (9,448,817)       9,107,168       (461,831)       (379,592)        831,627    (12,932,669)
  Contract charges                      (445,881)        (440,643)       (35,128)        (36,435)       (319,792)      (325,366)
  Transfers for contract benefits
     and terminations                (10,215,246)     (13,649,909)    (1,191,157)     (1,094,251)     (6,207,449)    (8,111,153)
                                  ----------------- ---------------- -------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                  (14,827,985)      11,674,245     (1,384,189)     (1,043,438)      1,280,941     (4,988,937)
                                  ----------------- ---------------- -------------- --------------- --------------- --------------
     Net increase (decrease)
       in net assets                 (76,350,520)       7,012,391     (6,067,861)       (890,479)    (39,824,453)   (24,680,680)
NET ASSETS:
  Beginning of period                157,262,608      150,250,217     12,852,341      13,742,820      96,646,726    121,327,406
                                  ----------------- ---------------- -------------- --------------- --------------- --------------
  End of period                   $   80,912,088    $ 157,262,608    $ 6,784,480    $ 12,852,341    $ 56,822,273    $96,646,726
                                  ================= ================ ============== =============== =============== ==============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

          MIST OPPENHEIMER                     MIST SSGA                     MIST SSGA                       MIST PIMCO
      CAPITAL APPRECIATION                    GROWTH ETF         GROWTH AND INCOME ETF         INFLATION PROTECTED BOND
                SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT                       SUBACCOUNT
----------------------------- ----------------------------- ----------------------------- --------------------------------
         2008         2007             2008         2007             2008         2007            2008             2007
---------------- ------------ ---------------- ------------ ---------------- ------------ --------------- ---------------
  $   112,755    $  (67,271)       $   3,564    $ (16,441)   $       3,349    $ (18,001)      $ 557,744          $ 8,429
    1,049,999       426,981          (21,920)      39,739           (2,227)      41,360        (684,093)          31,114
   (4,405,576)      147,240         (650,489)       4,364         (757,012)       1,992      (5,318,422)         496,552
---------------- ------------ ---------------- ------------ ---------------- ------------ --------------- ---------------
   (3,242,822)      506,950         (668,845)      27,662         (755,890)      25,351      (5,444,771)         536,095
---------------- ------------ ---------------- ------------ ---------------- ------------ --------------- ---------------
      679,433     1,076,275          186,736      430,706          952,611    1,050,093       6,247,597        1,314,119
      950,214     1,393,672          719,197      423,593        1,445,832      161,844      36,790,339        4,787,994
      (19,105)      (12,096)         (10,139)      (5,223)         (11,690)      (2,311)       (104,903)         (10,932)
     (570,967)     (280,661)        (203,529)     (38,408)        (155,439)     (42,753)     (5,519,346)        (225,362)
---------------- ------------ ---------------- ------------ ---------------- ------------ --------------- ---------------
    1,039,575     2,177,190          692,265      810,668        2,231,314    1,166,873      37,413,687        5,865,819
---------------- ------------ ---------------- ------------ ---------------- ------------ --------------- ---------------
   (2,203,247)    2,684,140           23,420      838,330        1,475,424    1,192,224      31,968,916        6,401,914
    6,440,945     3,756,805        1,753,746      915,416        1,849,237      657,013       9,183,407        2,781,493
---------------- ------------ ---------------- ------------ ---------------- ------------ --------------- ---------------
$   4,237,698    $6,440,945    $   1,777,166   $1,753,746    $   3,324,661   $1,849,237    $ 41,152,323      $ 9,183,407
================ ============ ================ ============ ================ ============ =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                                          MIST
                                                                                                AMERICAN FUNDS                MIST
                                                  MIST BLACKROCK                          MIST        BALANCED      AMERICAN FUNDS
                                                  LARGE CAP CORE                   JANUS FORTY      ALLOCATION   GROWTH ALLOCATION
                                                      SUBACCOUNT                    SUBACCOUNT      SUBACCOUNT          SUBACCOUNT
                                  --------------------------------- --------------------------- --------------- ------------------
                                            2008         2007 (a)           2008       2007 (a)    2008 (b)             2008 (b)
                                  ----------------- --------------- ------------- ------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income
     (loss)                         $    (92,136)   $   (140,189)   $    792,481  $    (18,714) $ 1,281,085      $     3,658,124
  Net realized gains (losses)            107,755          18,164      (5,198,000)        2,674     (172,399)            (238,749)
  Change in unrealized gains
     (losses) on investments          (5,826,370)        141,432     (12,216,608)      483,416   (7,950,392)         (28,254,031)
                                  ----------------- --------------- ------------- ------------- --------------- ------------------
     Net increase (decrease)
       in net assets resulting
       from operations                (5,810,751)         19,407     (16,622,127)      467,376   (6,841,706)         (24,834,656)
                                  ----------------- --------------- ------------- ------------- --------------- ------------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                961,402         493,742       8,357,091     1,278,795   18,140,880           55,970,433
  Net transfers (including
     fixed account)                      (69,303)     16,459,271      22,203,189     9,081,404   28,839,462           63,495,107
  Contract charges                       (42,775)        (28,552)        (83,033)       (4,960)     (54,866)            (155,595)
  Transfers for contract benefits
     and terminations                 (1,297,154)     (1,176,285)     (1,428,834)     (102,022)    (440,298)            (346,676)
                                  ----------------- --------------- ------------- ------------- --------------- ------------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                     (447,830)     15,748,176      29,048,413    10,253,217   46,485,178          118,963,269
                                  ----------------- --------------- ------------- ------------- --------------- ------------------
     Net increase (decrease)
       in net assets                  (6,258,581)     15,767,583      12,426,286    10,720,593   39,643,472           94,128,613
NET ASSETS:
  Beginning of period                 15,767,583              --      10,720,593            --          --                   --
                                  ----------------- --------------- ------------- ------------- --------------- ------------------
  End of period                    $   9,509,002    $  15,767,583   $ 23,146,879  $  10,720,593 $39,643,472     $     94,128,613
                                  ================= =============== ============= ============= =============== ==================

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

              MIST                                                 MIST
    AMERICAN FUNDS              MIST            MIST       MET/FRANKLIN             MIST
          MODERATE              MET/    MET/FRANKLIN          TEMPLETON    MET/TEMPLETON                   AMERICAN FUNDS
        ALLOCATION   FRANKLIN INCOME   MUTUAL SHARES  FOUNDING STRATEGY           GROWTH                           GROWTH
        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT         SUBACCOUNT       SUBACCOUNT                       SUBACCOUNT
------------------- ---------------- --------------- ------------------ ---------------- --------------------------------
   2008 (b)              2008 (b)        2008 (b)           2008 (b)         2008 (b)           2008             2007
------------------- ---------------- --------------- ------------------ ---------------- --------------- ----------------
     $    1,425,454   $   23,781      $   15,358      $      67,326           $ (295)   $  (3,195,098)    $ (4,212,168)
           (38,296)      (31,744)         (2,071)           (34,754)          (7,697)      49,472,981       65,784,907
        (7,317,439)     (228,728)       (154,534)        (1,197,946)         (77,553)    (272,130,694)     (10,535,203)
------------------- ---------------- --------------- ------------------ ---------------- --------------- ----------------
        (5,930,281)     (236,691)       (141,247)        (1,165,374)         (85,545)    (225,852,811)      51,037,536
------------------- ---------------- --------------- ------------------ ---------------- --------------- ----------------
        25,268,516       526,779         360,820          2,992,206          167,735       25,082,709       37,655,172
        27,489,255     1,213,040         469,852          3,367,548          168,398          (64,632)        (823,601)
           (30,814)       (1,635)           (311)            (5,690)            (255)      (1,475,274)      (1,398,220)
        (1,286,906)      (40,104)         (8,225)          (101,223)             531      (34,277,593)     (47,371,364)
------------------- ---------------- --------------- ------------------ ---------------- --------------- ----------------
        51,440,051     1,698,080         822,136          6,252,841          336,409      (10,734,790)     (11,938,013)
------------------- ---------------- --------------- ------------------ ---------------- --------------- ----------------
        45,509,770     1,461,389         680,889          5,087,467          250,864     (236,587,601)      39,099,523
                --            --              --                 --               --      521,504,148      482,404,625
------------------- --- ------------- --------------- ------------------ ---------------- --------------- ----------------
    $   45,509,770    $1,461,389     $   680,889      $   5,087,467        $ 250,864     $284,916,547     $521,504,148
=================== ================ =============== ================== ================ =============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                               AMERICAN FUNDS                   AMERICAN FUNDS                AMERICAN FUNDS
                                                GROWTH-INCOME      GLOBAL SMALL CAPITALIZATION                          BOND
                                                   SUBACCOUNT                       SUBACCOUNT                    SUBACCOUNT
                               --------------------------------- -------------------------------- -----------------------------
                                          2008           2007            2008             2007            2008          2007
                               ------------------ -------------- --------------- ---------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income
     (loss)                        $   272,424    $   (389,092)   $ (2,468,275)   $   2,588,942    $  1,723,080    $ 2,168,758
  Net realized gains
     (losses)                       18,332,843      31,096,699      19,231,748       35,169,658        (604,171)        39,077
  Change in unrealized
     gains (losses) on
     investments                  (146,414,330)    (18,548,240)   (125,674,139)      (8,172,517)     (6,130,499)    (1,838,242)
                               ------------------ -------------- --------------- ---------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations            (127,809,063)     12,159,367    (108,910,666)      29,586,083      (5,011,590)       369,593
                               ------------------ -------------- --------------- ---------------- --------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners           12,320,653      20,342,200      10,665,227       19,853,870       4,295,438     11,966,573
  Net transfers (including
     fixed account)                 (5,793,561)     (3,075,522)          2,877       15,239,315       1,018,511     21,457,242
  Contract charges                    (973,845)       (941,623)       (581,535)        (519,047)       (149,351)       (53,212)
  Transfers for contract
     benefits and
     terminations                  (26,283,760)    (33,541,541)    (13,382,086)     (15,365,658)     (3,358,382)    (1,913,205)
                               ------------------ -------------- --------------- ---------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions                (20,730,513)    (17,216,486)     (3,295,517)      19,208,480       1,806,216     31,457,398
                               ------------------ -------------- --------------- ---------------- --------------- -------------
     Net increase (decrease)
       in net assets              (148,539,576)     (5,057,119)   (112,206,183)      48,794,563      (3,205,374)    31,826,991
NET ASSETS:
  Beginning of period              345,794,661     350,851,780     208,203,295      159,408,732      42,389,061     10,562,070
                               ------------------ -------------- --------------- ---------------- --------------- -------------
  End of period                $   197,255,085    $345,794,661    $ 95,997,112    $ 208,203,295    $ 39,183,687    $42,389,061
                               ================== ============== =============== ================ =============== =============

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

New England Variable Annuity Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on July 1, 1994 to support the Company's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Department of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
Met Investors Series Trust ("MIST") *
American Funds Insurance Series ("American Funds")

*See note 3 for discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts were available for investment as of December 31, 2008:

MSF BlackRock Bond Income Subaccount*
MSF BlackRock Money Market Subaccount*
MSF Harris Oakmark Focused Value Subaccount*
MSF FI Value Leaders Subaccount*
MSF Loomis Sayles Small Cap Subaccount*
MSF Western Asset Management U.S. Government Subaccount*
MSF Western Asset Management Strategic Bond Opportunities Subaccount* MSF MFS Total Return Subaccount*
MSF BlackRock Legacy Large Cap Growth Subaccount*
MSF Davis Venture Value Subaccount*
MSF Jennison Growth Subaccount*
MSF Julius Baer International Stock Subaccount*
MSF BlackRock Strategic Value Subaccount*
MSF FI Mid Cap Opportunities Subaccount
MSF Russell 2000 Index Subaccount
MSF MetLife Stock Index Subaccount
MSF Franklin Templeton Small Cap Growth Subaccount
MSF Neuberger Berman Mid Cap Value Subaccount
MSF MFS Value Subaccount*
MSF BlackRock Large Cap Value Subaccount*
MSF Lehman Brothers Aggregate Bond Index Subaccount
MSF Morgan Stanley EAFE Index Subaccount
MSF MetLife Mid Cap Stock Index Subaccount
MSF T. Rowe Price Large Cap Growth Subaccount
MSF T. Rowe Price Small Cap Growth Subaccount
MSF Oppenheimer Global Equity Subaccount

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MSF BlackRock Aggressive Growth Subaccount
MSF BlackRock Diversified Subaccount
MSF MetLife Conservative Allocation Subaccount
MSF MetLife Conservative to Moderate Allocation Subaccount MSF MetLife Moderate Allocation Subaccount
MSF MetLife Moderate to Aggressive Allocation Subaccount
MSF MetLife Aggressive Allocation Subaccount
MSF FI Large Cap Subaccount
MIST Legg Mason Value Equity Subaccount*
MIST MFS Research International Subaccount
MIST T. Rowe Price Mid Cap Growth Subaccount
MIST PIMCO Total Return Subaccount
MIST RCM Technology Subaccount
MIST Lord Abbett Bond Debenture Subaccount
MIST Lazard Mid Cap Subaccount
MIST Met/AIM Small Cap Growth Subaccount
MIST Harris Oakmark International Subaccount*
MIST Legg Mason Partners Aggressive Growth Subaccount
MIST Clarion Global Real Estate Subaccount
MIST Oppenheimer Capital Appreciation Subaccount
MIST SSgA Growth ETF Subaccount
MIST SSgA Growth and Income ETF Subaccount
MIST PIMCO Inflation Protected Bond Subaccount
MIST BlackRock Large Cap Core Subaccount
MIST Janus Forty Subaccount
MIST American Funds Balanced Allocation Subaccount (a)
MIST American Funds Growth Allocation Subaccount (a)
MIST American Funds Moderate Allocation Subaccount (a)
MIST Met/Franklin Income Subaccount (a)
MIST Met/Franklin Mutual Shares Subaccount (a)
MIST Met/Franklin Templeton Founding Strategy Subaccount (a) MIST Met/Templeton Growth Subaccount (a)
American Funds Growth Subaccount
American Funds Growth-Income Subaccount
American Funds Global Small Capitalization Subaccount American Funds Bond Subaccount

*This Subaccount invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

(a) This Subaccount began operations during the year ended December 31, 2008.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONCLUDED)

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGES:

OLD NAME

FL International Stock Portfolio
Harris Oakmark Large Cap Value Portfolio
Neuberger Berman Real Estate Portfolio
Cyclical Growth ETF Portfolio
Cyclical Growth and Income ETF Portfolio

NEW NAME

Julius Baer International Stock Portfolio
MFS Value Portfolio
Clarion Global Real Estate Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio

This report is prepared for the general information of contract owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Subaccounts' investment in shares of the portfolio, series, or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return ranges from 3.5 to 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of the Subaccounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Effective January 1, 2008, the Separate Account adopted SFAS 157 and applied the provisions of the statement prospectively to assets measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Subaccount invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

Effective January 1, 2007, the company adopted FASB Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of FIN 48 had no impact on the financial statements of each of the Subaccounts.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Subaccounts.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable
Subaccounts:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

EARNING PRESERVATION BENEFIT -- For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2008:

Mortality and Expense Risk   1.15% - 2.20%
                             -------------
Administrative                       0.10%
                             -------------
Earnings Preservation Benefit        0.25%
                             =============


The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $30 is assessed on an annual basis. For certain Contracts with a value of $50,000 or greater, or for certain other Contracts with a value of $25,000 or greater in net deposits of at least $1,000 are made during the year, this charge may be waived. Some Contracts do not assess this charge for annuitization. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. For those contract owners who choose optional living benefit riders, these charges range from .50% to 1.50% of the account value and are deducted annually. These charges are assessed through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively, Both act in the capacity of investment advisor and are indirect affiliates of the Company.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS

                                                                                              FOR THE YEAR ENDED
                                                             AS OF DECEMBER 31, 2008           DECEMBER 31, 2008
                                                             ----------------------- ---------------------------
                                                                                          COST OF       PROCEEDS
                                                                 SHARES     COST ($) PURCHASES($) FROM SALES ($)
                                                             ---------- ------------ ------------ --------------
MSF BlackRock Bond Income Subaccount                          1,361,020  148,854,330   10,518,627     46,028,532
MSF BlackRock Money Market Subaccount                         1,755,974  175,597,428  123,928,621     72,548,556
MSF Harris Oakmark Focused Value Subaccount                   1,148,046  240,269,673   36,588,974     49,678,679
MSF FI Value Leaders Subaccount                                 357,510   64,756,468   10,220,556     16,812,588
MSF Loomis Sayles Small Cap Subaccount                          603,542  125,802,502   26,655,737     25,440,117
MSF Western Asset Management U.S. Government Subaccount       9,269,533  112,690,116   14,784,688     34,742,389
MSF Western Asset Management Strategic Bond
  Opportunities Subaccount                                   10,898,702  134,150,506   11,133,015     39,551,238
MSF MFS Total Return Subaccount                                 595,561   83,186,121   13,921,930     22,411,079
MSF BlackRock Legacy Large Cap Growth Subaccount              4,560,269  106,231,900    5,928,181     27,791,583
MSF Davis Venture Value Subaccount                           12,548,849  342,402,682   28,155,164     65,183,067
MSF Jennison Growth Subaccount                                  934,469   10,272,085    2,260,633      2,826,950
MSF Julius Baer International Stock Subaccount                7,725,930   86,717,727   23,203,474     16,545,672
MSF BlackRock Strategic Value Subaccount                     10,151,177  159,586,962   19,021,637     29,024,716
MSF FI Mid Cap Opportunities Subaccount                       1,387,706   22,004,994    3,345,930      4,751,255
MSF Russell 2000 Index Subaccount                             4,022,640   51,367,513    8,486,415     11,133,886
MSF MetLife Stock Index Subaccount                            2,393,182   71,713,975    8,879,081     11,248,266
MSF Franklin Templeton Small Cap Growth Subaccount            3,375,173   31,100,190    5,089,612      3,847,136
MSF Neuberger Berman Mid Cap Value Subaccount                 5,033,358   94,504,947   13,523,706     17,319,281
MSF MFS Value Subaccount                                      4,694,592   60,892,306   82,318,470     73,508,791
MSF BlackRock Large Cap Value Subaccount                      3,531,852   43,710,714    8,845,182      8,037,881
MSF Lehman Brothers Aggregate Bond Index Subaccount           6,784,655   71,942,249   11,648,108     24,870,824
MSF Morgan Stanley EAFE Index Subaccount                      4,313,968   53,055,424    9,148,567      8,484,418
MSF MetLife Mid Cap Stock Index Subaccount                    3,678,306   46,878,323    8,276,067      6,929,346
MSF T. Rowe Price Large Cap Growth Subaccount                 2,958,448   39,988,079    7,714,518      3,808,173
MSF T. Rowe Price Small Cap Growth Subaccount                 1,029,326   14,817,380    5,324,855      1,527,599
MSF Oppenheimer Global Equity Subaccount                      1,333,586   20,855,150    4,703,473      4,346,603
MSF BlackRock Aggressive Growth Subaccount                      487,780   11,200,280    5,904,309      4,339,717
MSF BlackRock Diversified Subaccount                            494,681    8,391,556    2,524,113      3,517,989
MSF MetLife Conservative Allocation Subaccount                4,037,879   43,189,823   33,370,926     10,770,718
MSF MetLife Conservative to Moderate Allocation Subaccount   11,643,530  126,093,766   46,272,519     14,383,715
MSF MetLife Moderate Allocation Subaccount                   42,129,605  473,463,247  138,288,730     12,789,836
MSF MetLife Moderate to Aggressive Allocation Subaccount     60,059,742  704,994,101  177,988,333     23,528,794
MSF MetLife Aggressive Allocation Subaccount                  2,838,205   33,709,891    6,665,011      4,251,678
MSF FI Large Cap Subaccount                                     109,509    1,411,780      488,180        277,257
MSF Legg Mason Value Equity Subaccount                        2,574,357   25,147,595    4,197,303      5,739,267
MIST MFS Research International Subaccount                    7,593,844   91,502,486   29,895,194      6,069,019
MIST T. Rowe Price Mid Cap Growth Subaccount                  9,468,712   73,806,353   14,042,072      7,645,869
MIST PIMCO Total Return Subaccount                           21,402,668  247,189,877   38,956,280     56,361,090
MIST RCM Technology Subaccount                                5,238,966   23,729,942   13,217,036      5,449,257
MIST Lord Abbett Bond Debenture Subaccount                    7,899,756   95,378,319    6,968,526     22,004,908
MIST Lazard Mid Cap Subaccount                                2,599,507   32,752,907    4,616,504      4,438,770
MIST Met/AIM Small Cap Growth Subaccount                        854,893   10,870,743    1,834,223      2,467,049
MIST Harris Oakmark International Subaccount                  9,546,110  147,658,469   30,132,961     23,782,783
MIST Legg Mason Partners Aggressive Growth Subaccount         1,511,230   11,289,521      583,073      2,018,502
MIST Clarion Global Real Estate Subaccount                    7,710,024  112,967,949   20,174,280     10,279,661
MIST Oppenheimer Capital Appreciation Subaccount              1,089,535    8,281,684    4,576,360      1,901,943
MIST SSgA Growth ETF Subaccount                                 228,198    2,376,925    1,438,056        703,298
MIST SSgA Growth and Income ETF Subaccount                      393,038    4,046,181    2,757,154        479,505
MIST PIMCO Inflation Protected Bond Subaccount                4,199,289   45,977,900   50,892,358     12,863,906
MIST BlackRock Large Cap Core Subaccount                      1,445,262   15,194,759    2,147,352      2,096,137
MIST Janus Forty Subaccount                                     531,888   34,880,924   42,580,350     12,251,241
MIST American Funds Balanced Allocation Subaccount (a)        5,812,889   47,594,299   48,492,763        723,827
MIST American Funds Growth Allocation Subaccount (a)         15,330,424  122,382,838  123,507,206        883,893

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENT OF INVESTMENTS -- (CONTINUED)

                                                                                                  FOR THE YEAR ENDED
                                                                AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                              ------------------------- ----------------------------
                                                                                              COST OF       PROCEEDS
                                                                   SHARES      COST ($)  PURCHASES($) FROM SALES ($)
                                                              ----------- ------------- ------------- --------------
MIST American Funds Moderate Allocation Subacount (a)           6,084,248    52,827,617    53,283,471        416,119
MIST Met/Franklin Income Subaccount (a)                           185,731     1,690,430     1,945,852        223,678
MIST Met/Franklin Mutual Shares Subaccount (a)                    105,267       835,614       854,934         17,250
MIST Met/FranklinTempleton Founding Strategy Subaccount (a)       729,951     6,285,706     6,729,185        408,725
MIST Met/Templeton Growth Subaccount (a)                           38,042       328,634       365,582         29,250
American Funds Growth Subaccount                                8,563,788   427,094,135    72,556,505     39,547,950
American Funds Growth-Income Subaccount                         8,181,492   277,871,540    31,923,327     34,013,735
American Funds Global Small Capitalization Subaccount           8,703,336   187,435,995    38,203,121     22,496,332
American Funds Bond Subaccount                                  4,181,901    46,925,761    10,241,392      6,600,784

(a) For the period April 28, 2008 to December 31, 2008.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                              MSF BLACKROCK                 MSF BLACKROCK            MSF HARRIS OAKMARK
                                                BOND INCOME                  MONEY MARKET                 FOCUSED VALUE
                                                 SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                  ---------------------------- ----------------------------- -----------------------------
                                         2008          2007           2008           2007           2008           2007
                                  -------------- ------------- -------------- -------------- -------------- --------------
Units beginning of year            37,848,416    42,257,238     51,919,410     46,380,195     71,713,206     82,907,605
Units issued and transferred
  from other funding options        2,584,072     5,581,341     78,701,368     43,732,025      8,307,638      7,486,884
Units redeemed and transferred to
  other funding options           (11,269,317)   (9,990,163)   (58,165,331)   (38,192,810)   (18,910,143)   (18,681,283)
                                  -------------- ------------- -------------- -------------- -------------- --------------
Units end of year                  29,163,171    37,848,416     72,455,447     51,919,410     61,110,701     71,713,206
                                  ============== ============= ============== ============== ============== ==============

                                           MSF WESTERN ASSET
                                        MANAGEMENT STRATEGIC                         MSF                 MSF BLACKROCK
                                          BOND OPPORTUNITIES            MFS TOTAL RETURN       LEGACY LARGE CAP GROWTH
                                                  SUBACCOUNT                  SUBACCOUNT                    SUBACCOUNT
                                  ----------------------------- --------------------------- -----------------------------
                                         2008           2007          2008          2007           2008           2007
                                  -------------- -------------- ------------- ------------- -------------- --------------
Units beginning of year            79,377,079     79,919,273    14,896,511    14,713,464     44,525,146     54,228,166
Units issued and transferred
  from other funding options        6,638,576     15,754,775     2,125,621     3,138,723      3,982,595      4,683,329
Units redeemed and transferred to
  other funding options           (23,684,820)   (16,296,969)   (4,246,052)   (2,955,676)   (11,143,236)   (14,386,349)
                                  -------------- -------------- ------------- ------------- -------------- --------------
Units end of year                  62,330,835     79,377,079    12,776,080    14,896,511     37,364,505     44,525,146
                                  ============== ============== ============= ============= ============== ==============

                                               MSF BLACKROCK                      MSF FI                  MSF RUSSELL
                                             STRATEGIC VALUE       MID CAP OPPORTUNITIES                   2000 INDEX
                                                  SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                  ----------------------------- --------------------------- ----------------------------
                                         2008           2007          2008          2007           2008          2007
                                  -------------- -------------- ------------- ------------- -------------- -------------
Units beginning of year            80,963,253     93,167,774    14,356,332    15,171,119     32,970,251    35,649,948
Units issued and transferred
  from other funding options        6,919,071      7,818,359     4,498,167     2,339,772      7,269,164     4,869,488
Units redeemed and transferred to
  other funding options           (19,328,636)   (20,022,880)   (4,660,309)   (3,154,559)   (10,249,780)   (7,549,185)
                                  -------------- -------------- ------------- ------------- -------------- -------------
Units end of year                  68,553,688     80,963,253    14,194,190    14,356,332     29,989,635    32,970,251
                                  ============== ============== ============= ============= ============== =============

                                                                           MSF BLACKROCK           MSF LEHMAN BROTHERS
                                               MSF MFS VALUE             LARGE CAP VALUE          AGGREGATE BOND INDEX
                                                  SUBACCOUNT                  SUBACCOUNT                    SUBACCOUNT
                                  ----------------------------- --------------------------- -----------------------------
                                         2008           2007          2008          2007           2008           2007
                                  -------------- -------------- ------------- ------------- -------------- --------------
Units beginning of year            50,012,916     53,120,960    31,646,231    26,619,382     62,549,911     66,223,739
Units issued and transferred
  from other funding options       54,044,459      7,084,704    10,119,129    12,351,984     11,870,928     10,070,032
Units redeemed and transferred to
  other funding options           (57,203,040)   (10,192,748)   (9,569,352)   (7,325,135)   (23,278,708)   (13,743,860)
                                  -------------- -------------- ------------- ------------- -------------- --------------
Units end of year                  46,854,335     50,012,916    32,196,008    31,646,231     51,142,131     62,549,911
                                  ============== ============== ============= ============= ============== ==============

(a) For the period Apirl 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

                  MSF FI             MSF LOOMIS SAYLES             MSF WESTERN ASSET
           VALUE LEADERS                     SMALL CAP    MANAGEMENT U.S. GOVERNMENT
              SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
--------------------------- ----------------------------- -----------------------------
      2008          2007           2008           2007           2008           2007
------------- ------------- -------------- -------------- -------------- --------------
24,137,044    29,699,459     40,696,231     44,260,169     80,492,341     88,715,827
 1,958,038     2,609,074      5,386,978      8,978,497     11,229,143     13,281,328
(6,820,118)   (8,171,489)   (10,694,254)   (12,542,435)   (25,292,799)   (21,504,814)
------------- ------------- -------------- -------------- -------------- --------------
19,274,964    24,137,044     35,388,955     40,696,231     66,428,685     80,492,341
============= ============= ============== ============== ============== ==============

                 MSF DAVIS                MSF JENNISON               MSF JULIUS BAER
             VENTURE VALUE                      GROWTH           INTERNATIONAL STOCK
                SUBACCOUNT                  SUBACCOUNT                    SUBACCOUNT
----------------------------- --------------------------- -----------------------------
       2008           2007          2008          2007           2008           2007
-------------- -------------- ------------- ------------- -------------- --------------
126,513,025    137,481,362    24,416,455    27,016,307     57,370,727     65,111,023
 14,917,518     15,900,586     3,355,672     4,168,585     10,875,477      7,913,551
(26,191,113)   (26,868,923)   (6,563,735)   (6,768,437)   (14,047,073)   (15,653,847)
-------------- -------------- ------------- ------------- -------------- --------------
115,239,430    126,513,025    21,208,392    24,416,455     54,199,131     57,370,727
============== ============== ============= ============= ============== ==============

             MSF METLIFE      MSF FRANKLIN TEMPLETON         MSF NEUBERGER BERMAN
             STOCK INDEX            SMALL CAP GROWTH                MID CAP VALUE
              SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
--------------------------- --------------------------- ----------------------------
      2008          2007          2008          2007           2008          2007
------------- ------------- ------------- ------------- -------------- -------------
19,936,170    22,687,923    30,101,390    31,977,049     40,063,936    39,366,520
 2,951,817     2,037,564     5,860,637     4,561,466     11,807,126     9,125,383
(4,432,365)   (4,789,317)   (7,137,433)   (6,437,125)   (12,503,770)   (8,427,967)
------------- ------------- ------------- ------------- -------------- -------------
18,455,622    19,936,170    28,824,594    30,101,390     39,367,292    40,063,936
============= ============= ============= ============= ============== =============

        MSF MORGAN STANLEY                 MSF METLIFE           MSF T. ROWE PRICE
                EAFE INDEX         MID CAP STOCK INDEX            LARGE CAP GROWTH
                SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
----------------------------- --------------------------- ---------------------------
       2008           2007          2008          2007          2008          2007
-------------- -------------- ------------- ------------- ------------- -------------
 42,853,330     42,458,018    31,636,578    33,421,255    28,363,939    23,285,519
  9,114,266     10,932,657     6,184,209     4,957,016     7,818,088     8,670,008
(10,549,300)   (10,537,345)   (7,609,450)   (6,741,693)   (5,762,767)   (3,591,589)
-------------- -------------- ------------- ------------- ------------- -------------
 41,418,296     42,853,330    30,211,337    31,636,578    30,419,260    28,363,939
============== ============== ============= ============= ============= =============

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                         MSF T. ROWE PRICE           MSF OPPENHEIMER           MSF BLACKROCK
                                          SMALL CAP GROWTH             GLOBAL EQUITY       AGGRESSIVE GROWTH
                                                SUBACCOUNT                SUBACCOUNT              SUBACCOUNT
                                  --------------------------- ------------------------- -----------------------
                                        2008          2007         2008         2007        2008        2007
                                  ------------- ------------- ------------ ------------ ----------- -----------
Units beginning of year            7,671,338     6,427,171    1,150,197      912,996     248,220     133,800
Units issued and transferred
  from other funding options       3,332,644     2,694,867      373,290      534,262     202,135     227,295
Units redeemed and transferred to
  other funding options           (2,014,993)   (1,450,700)    (422,843)    (297,061)   (183,089)   (112,875)
                                  ------------- ------------- ------------ ------------ ----------- -----------
Units end of year                  8,988,989     7,671,338    1,100,644    1,150,197     267,266     248,220
                                  ============= ============= ============ ============ =========== ===========

                                                                           MSF MetLife
                                               MSF METLIFE                 MODERATE TO               MSF METLIFE
                                       MODERATE ALLOCATION       AGGRESSIVE ALLOCATION     AGGRESSIVE ALLOCATION
                                                SUBACCOUNT                  SUBACCOUNT                SUBACCOUNT
                                  --------------------------- --------------------------- -------------------------
                                        2008          2007          2008          2007         2008         2007
                                  ------------- ------------- ------------- ------------- ------------ ------------
Units beginning of year           29,780,745    12,086,733    44,958,120    15,152,269    2,531,910    1,395,125
Units issued and transferred
  from other funding options      17,384,741    19,595,117    21,079,876    32,085,118      772,752    1,840,861
Units redeemed and transferred to
  other funding options           (6,213,478)   (1,901,105)   (7,863,861)   (2,279,267)    (596,526)    (704,076)
                                  ------------- ------------- ------------- ------------- ------------ ------------
Units end of year                 40,952,008    29,780,745    58,174,135    44,958,120    2,708,136    2,531,910
                                  ============= ============= ============= ============= ============ ============

                                          MIST T. ROWE PRICE                    MIST PIMCO                     MIST RCM
                                              MID CAP GROWTH                  TOTAL RETURN                   TECHNOLOGY
                                                  SUBACCOUNT                    SUBACCOUNT                   SUBACCOUNT
                                  ----------------------------- ----------------------------- ----------------------------
                                         2008           2007           2008           2007           2008          2007
                                  -------------- -------------- -------------- -------------- -------------- -------------
Units beginning of year            85,048,961     81,429,878    209,783,022    216,752,565     34,434,376    30,122,137
Units issued and transferred
  from other funding options       18,129,001     20,168,728     43,088,540     31,771,397     16,638,686    14,307,952
Units redeemed and transferred to
  other funding options           (19,067,184)   (16,549,645)   (67,637,823)   (38,740,940)   (16,302,223)   (9,995,713)
                                  -------------- -------------- -------------- -------------- -------------- -------------
Units end of year                  84,110,778     85,048,961    185,233,739    209,783,022     34,770,839    34,434,376
                                  ============== ============== ============== ============== ============== =============

                                         MIST HARRIS OAKMARK    MIST LEGG MASON PARTNERS         MIST CLARION GLOBAL
                                               INTERNATIONAL           AGGRESSIVE GROWTH                 REAL ESTATE
                                                  SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                  ----------------------------- --------------------------- ---------------------------
                                         2008           2007          2008          2007          2008          2007
                                  -------------- -------------- ------------- ------------- ------------- -------------
Units beginning of year            80,210,908     74,777,561    16,184,284    17,470,599     5,915,463     6,231,776
Units issued and transferred
  from other funding options       12,742,623     23,528,282     1,624,864     2,315,050     1,634,618     2,249,242
Units redeemed and transferred to
  other funding options           (22,250,182)   (18,094,935)   (3,607,456)   (3,601,365)   (1,507,880)   (2,565,555)
                                  -------------- -------------- ------------- ------------- ------------- -------------
Units end of year                  70,703,349     80,210,908    14,201,692    16,184,284     6,042,201     5,915,463
                                  ============== ============== ============= ============= ============= =============

(a) For the period Apirl 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

                                                                     MSF METLIFE
            MSF BLACKROCK                MSF METLIFE             CONSERVATIVE TO
              DIVERSIFIED    CONSERVATIVE ALLOCATION         MODERATE ALLOCATION
               SUBACCOUNT                 SUBACCOUNT                  SUBACCOUNT
-------------- ---------- -------------------------- ---------------------------
       2008       2007          2008         2007          2008          2007
-------------- ---------- ------------- ------------ ------------- -------------
    241,306    158,866     1,945,907      717,767     8,478,778     3,775,244
     88,168    161,340     3,760,132    1,932,945     5,819,381     5,759,032
   (131,833)   (78,900)   (1,746,485)    (704,805)   (2,962,525)   (1,055,498)
-------------- ---------- ------------- ------------ ------------- -------------
    197,641    241,306     3,959,554    1,945,907    11,335,634     8,478,778
============== ========== ============= ============ ============= =============

                  MSF FI             MIST LEGG MASON                     MIST MFS
               LARGE CAP                VALUE EQUITY       RESEARCH INTERNATIONAL
              SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
------------- ---------- --------------------------- ----------------------------
      2008       2007          2008          2007           2008          2007
------------- ---------- ------------- ------------- -------------- -------------
    70,106     31,931    27,291,345    32,872,234     43,741,192    38,932,409
    41,314     49,692     4,798,632     2,427,560     21,218,984    14,781,533
   (20,772)   (11,517)   (8,020,574)   (8,008,449)   (11,055,119)   (9,972,750)
------------- ---------- ------------- ------------- -------------- -------------
    90,648     70,106    24,069,403    27,291,345     53,905,057    43,741,192
============= ========== ============= ============= ============== =============

          MIST LORD ABBETT                 MIST LAZARD                MIST MET/AIM
            BOND DEBENTURE                     MID CAP            SMALL CAP GROWTH
                SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
----------------------------- --------------------------- ---------------------------
       2008           2007          2008          2007          2008          2007
-------------- -------------- ------------- ------------- ------------- -------------
 60,864,412     57,939,732    19,911,171    16,479,796     8,263,536     8,709,215
  6,061,345     14,423,974     3,521,596     6,942,600     1,471,093     1,914,702
(17,476,236)   (11,499,294)   (4,769,151)   (3,511,225)   (2,506,575)   (2,360,381)
-------------- -------------- ------------- ------------- ------------- -------------
 49,449,521     60,864,412    18,663,616    19,911,171     7,228,054     8,263,536
============== ============== ============= ============= ============= =============

    MIST OPPENHEIMER             MIST SSGA                MIST SSGA
CAPITAL APPRECIATION            GROWTH ETF    GROWTH AND INCOME ETF
          SUBACCOUNT            SUBACCOUNT               SUBACCOUNT
----------------------- --------------------- ------------------------
    2008        2007       2008       2007       2008          2007
----------- ----------- ---------- ---------- ---------- -------------
 622,067     410,133    147,182     80,092    158,978        58,833
 462,591     380,603    149,015     90,598    289,703       129,565
(317,771)   (168,669)   (71,121)   (23,508)   (62,263)      (29,420)
----------- ----------- ---------- ---------- ---------- -------------
 766,887     622,067    225,076    147,182    386,418       158,978
=========== =========== ========== ========== ========== =============

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                MIST PIMCO            MIST BLACKROCK        MIST
                                  INFLATION PROTECTED BOND            LARGE CAP CORE            JANUS FORTY
                                                SUBACCOUNT                SUBACCOUNT             SUBACCOUNT
                                  --------------------------- ------------------------- ----------------------
                                        2008          2007         2008      2007 (a)       2008    2007 (a)
                                  ------------- ------------- ------------ ------------ ----------- ----------
Units beginning of year              756,401       249,805    1,980,892           --      60,615         --
Units issued and transferred
  from other funding options       5,159,637       628,085      432,989    2,296,474     318,295     63,370
Units redeemed and transferred to
  other funding options           (2,231,532)     (121,489)    (489,952)    (315,582)   (156,279)    (2,755)
                                  ------------- ------------- ------------ ------------ ----------- ----------
Units end of year                  3,684,506       756,401    1,923,929    1,980,892     222,631     60,615
                                  ============= ============= ============ ============ =========== ==========

                                          MIST
                                  MET/FRANKLIN
                                     TEMPLETON             MIST
                                      FOUNDING    MET/TEMPLETON              AMERICAN FUNDS              AMERICAN FUNDS
                                      STRATEGY           GROWTH                      GROWTH               GROWTH-INCOME
                                    SUBACCOUNT       SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                  --------------- ---------------- --------------------------- ---------------------------
                                       2008 (b)         2008 (b)         2008          2007          2008          2007
                                  --------------- ---------------- ------------- ------------- ------------- -------------
Units beginning of year                     --               --    30,902,914    31,638,062    30,234,841    31,733,983
Units issued and transferred
  from other funding options           817,146           44,134     5,179,349     4,350,941     3,906,135     3,662,180
Units redeemed and transferred to
  other funding options                (94,411)          (5,986)   (5,540,706)   (5,086,089)   (6,027,801)   (5,161,322)
                                  --------------- ---------------- ------------- ------------- ------------- -------------
Units end of year                      722,735           38,148    30,541,557    30,902,914    28,113,175    30,234,841
                                  =============== ================ ============= ============= ============= =============

(a) For the period Apirl 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

      MIST          MIST          MIST
  AMERICAN      AMERICAN      AMERICAN
     FUNDS         FUNDS         FUNDS            MIST             MIST
  BALANCED        GROWTH      MODERATE    MET/FRANKLIN     MET/FRANKLIN
ALLOCATION    ALLOCATION    ALLOCATION          INCOME    MUTUAL SHARES
SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------- ------------- ------------- --------------- ----------------
   2008 (b)      2008 (b)      2008 (b)        2008 (b)         2008 (b)
------------- ------------- ------------- --------------- ----------------
        --            --            --              --               --
 6,126,361    15,341,889     6,389,309         221,977          117,362
  (477,462)     (554,275)     (473,306)        (38,976)         (14,271)
------------- ------------- ------------- --------------- ----------------
 5,648,899    14,787,614     5,916,003         183,001          103,091
============= ============= ============= =============== ================

             AMERICAN FUNDS            AMERICAN FUNDS
GLOBAL SMALL CAPITALIZATION                      BOND
                 SUBACCOUNT                SUBACCOUNT
------------------------------ -------------------------
       2008            2007         2008         2007
-------------- --------------- ------------ ------------
 60,105,854      54,970,964    2,725,211      691,327
 15,991,021      22,435,637    1,019,649    2,414,568
(15,581,376)    (17,300,747)    (923,989)    (380,684)
-------------- --------------- ------------ ------------
 60,515,499      60,105,854    2,820,871    2,725,211
============== =============== ============ ============

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2008:

                                                      AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                ---------- ---------------------------- --------------------------------------------------
                                           UNIT VALUE(1)                INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                               LOWEST TO                       INCOME        LOWEST TO        LOWEST TO
                                     UNITS   HIGHEST (%) NET ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                ---------- ------------- -------------- ------------- ---------------- -------------------
MSF BlackRock Bond         2008 29,163,171   3.76 - 4.97    138,196,714          5.15      1.15 - 2.20   (5.77) - (4.73)
  Income Subaccount        2007 37,848,416   3.99 - 5.21    188,538,179          3.13      1.15 - 2.20      3.70 - 4.86
                           2006 42,257,238   3.85 - 4.97    201,476,868          5.58      1.15 - 2.20      1.88 - 3.02
                           2005 45,218,518   3.78 - 4.83    209,882,882          3.90      1.15 - 2.20    (0.06) - 1.00
                           2004 44,993,259   3.78 - 4.78    207,437,002          4.04      1.15 - 2.20      2.00 - 3.00
MSF BlackRock Money        2008 72,455,447   1.95 - 2.58    175,596,721          2.57      1.15 - 2.20      0.36 - 1.47
  Market Subaccount        2007 51,919,410   1.94 - 2.54    124,216,947          4.77      1.15 - 2.20      2.52 - 3.66
                           2006 46,380,195   1.90 - 2.45    108,195,190          4.53      1.15 - 2.20      2.28 - 3.41
                           2005 46,087,366   1.85 - 2.37    104,053,537          2.65      1.15 - 2.20      0.41 - 2.00
                           2004 50,349,362   1.85 - 2.33    112,382,687          0.79      1.15 - 2.20   (1.00) - (0.37)
MSF Harris Oakmark Focused 2008 61,110,701   1.68 - 2.03    119,975,567          0.20      1.15 - 2.20 (47.31) - (46.70)
  Value Subaccount         2007 71,713,206   3.19 - 3.80    264,883,411          0.46      1.15 - 2.20  (10.66) - (8.05)
                           2006 82,907,605   3.51 - 4.14    334,052,554          0.21      1.15 - 2.20     2.07 - 11.01
                           2005 93,231,200   3.20 - 3.73    339,522,957          0.02      1.15 - 2.20      7.00 - 9.00
                           2004 95,575,137   3.04 - 3.43    321,834,651          0.02      1.15 - 2.20      7.00 - 9.00
MSF FI Value Leaders       2008 19,274,964   1.69 - 2.02     38,020,425          1.89      1.15 - 2.20 (40.43) - (39.73)
  Subaccount               2007 24,137,044   2.84 - 3.35     79,141,056          0.92      1.15 - 2.20    (3.88) - 2.85
                           2006 29,699,459   2.79 - 3.26     94,943,256          1.08      1.15 - 2.20     2.32 - 10.49
                           2005 33,513,120   2.55 - 2.95     97,295,000          1.12      1.15 - 2.20      8.00 - 9.00
                           2004 37,897,876   2.39 - 2.70    100,974,594          1.28      1.15 - 2.20    11.00 - 12.00
MSF Loomis Sayles          2008 35,388,955   1.98 - 2.33     80,476,762            --      1.15 - 2.20 (37.45) - (36.73)
  Small Cap Subaccount     2007 40,696,231   3.16 - 3.69    146,628,388          0.04      1.15 - 2.20     1.80 - 10.45
                           2006 44,260,169   2.90 - 3.34    145,000,023            --      1.15 - 2.20     1.79 - 15.18
                           2005 47,344,581   2.54 - 2.90    135,073,486            --      1.15 - 2.20      4.00 - 6.00
                           2004 50,286,846   2.45 - 2.75    136,249,705            --      1.15 - 2.20    14.00 - 15.00
MSF Western Asset          2008 66,428,685   1.45 - 1.71    110,130,365          4.19      1.15 - 2.20   (2.70) - (1.57)
  Management               2007 80,492,341   1.49 - 1.73    135,932,642          2.62      1.15 - 2.20      1.19 - 2.95
  U.S. Government          2006 88,715,827   1.47 - 1.69    145,922,745          3.21      1.15 - 2.20      0.04 - 2.79
  Subaccount               2005 91,018,060   1.44 - 1.64    146,025,572          1.27      1.15 - 2.20    (1.00) - 0.04
                           2004 82,913,392   1.47 - 1.63    132,938,322          1.19      1.15 - 2.20      1.00 - 2.00
MSF Western Asset          2008 62,330,835   1.58 - 1.86    112,219,695          4.08      1.15 - 2.20 (17.07) - (16.09)
  Management Strategic     2007 79,377,079   1.90 - 2.21    170,796,840          2.58      1.15 - 2.20      0.74 - 2.69
  Bond Opportunities       2006 79,919,273   1.88 - 2.15    168,028,848          4.88      1.15 - 2.20      0.28 - 3.66
  Subaccount               2005 81,967,316   1.83 - 2.08    166,715,251          3.02      1.15 - 2.20      0.34 - 2.00
                           2004 75,594,297   1.84 - 2.05    151,992,764          3.00      1.15 - 2.20      4.00 - 5.00
MSF MFS Total Return       2008 12,776,080  2.96 - 36.73     63,558,071          3.49      1.15 - 2.20 (24.04) - (23.24)
  Subaccount               2007 14,896,511  3.89 - 47.90    102,700,491          2.00      1.15 - 2.20      1.84 - 2.92
  (Commenced 5/3/2004)     2006 14,713,464  3.82 - 46.59    107,388,528          3.36      1.15 - 2.20     9.50 - 11.12
                           2005 14,111,655  3.49 - 42.14    104,827,981          1.55      1.15 - 2.20      1.00 - 2.00
                           2004 11,708,310         41.49    100,940,583            --      1.15 - 2.20      8.00 - 9.00

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                   ----------- ---------------------------- --------------------------------------------------
                                               UNIT VALUE(1)                INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                   LOWEST TO                       INCOME        LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST (%) NET ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ----------- ------------- -------------- ------------- ---------------- -------------------
MSF BlackRock Legacy          2008  37,364,505   1.05 - 2.09     76,715,092          0.39      1.15 - 2.20 (38.08) - (37.36)
  Large Cap Growth            2007  44,525,146   1.67 - 3.34    146,247,396          0.16      1.15 - 2.20    15.84 - 17.18
  Subaccount                  2006  54,228,166   1.41 - 2.85    152,339,863          0.09      1.15 - 2.20      0.07 - 2.81
                              2005  65,761,834   2.45 - 2.77    180,038,176          0.37      1.15 - 2.20      4.00 - 6.00
                              2004  78,254,608   2.36 - 2.63    203,136,465            --      1.15 - 2.20      6.00 - 7.00
MSF Davis Venture             2008 115,239,430   2.06 - 2.42    271,394,469          1.21      1.15 - 2.20 (40.84) - (40.15)
  Value Subaccount            2007 126,513,025   3.48 - 4.05    499,204,834          0.69      1.15 - 2.20    (1.31) - 3.23
                              2006 137,481,362   3.41 - 3.92    527,218,129          0.75      1.15 - 2.20     2.96 - 13.10
                              2005 140,200,104   3.05 - 3.47    477,062,681          0.60      1.15 - 2.20      8.00 - 9.00
                              2004 136,906,890   2.86 - 3.18    429,391,004          0.55      1.15 - 2.20    10.00 - 11.00
MSF Jennison Growth           2008  21,208,392   0.32 - 0.35      7,271,669          2.37      1.15 - 2.20 (37.96) - (37.27)
  Subaccount                  2007  24,416,455   0.51 - 0.56     13,381,333          0.34      1.15 - 2.20     5.87 - 10.26
  (Commenced 5/1/2005)        2006  27,016,307   0.47 - 0.50     13,463,903            --      1.15 - 2.20      0.30 - 1.78
                              2005  26,629,896   0.47 - 0.50     13,110,813            --      1.15 - 2.20    19.00 - 20.00
MSF Julius Baer International 2008  54,199,131   0.93 - 1.14     59,703,791          3.01      1.15 - 2.20 (45.46) - (44.84)
  Stock Subaccount            2007  57,370,727   1.70 - 2.06    114,872,336          0.97      1.15 - 2.20      0.56 - 8.94
                              2006  65,111,023   1.58 - 1.89    120,118,489          1.35      1.15 - 2.20     4.66 - 14.93
                              2005  66,228,550   1.39 - 1.65    106,709,238          0.54      1.15 - 2.20    15.00 - 16.00
                              2004  67,545,837   1.22 - 1.41     93,761,597          1.24      1.15 - 2.20    15.00 - 17.00
MSF BlackRock Strategic       2008  68,553,688   1.15 - 1.26     85,176,138          0.35      1.15 - 2.20 (39.90) - (39.21)
  Value Subaccount            2007  80,963,253   1.91 - 2.08    165,742,039          0.16      1.15 - 2.20   (9.18) - (4.69)
                              2006  93,167,774   2.02 - 2.18    200,515,108          0.19      1.15 - 2.20     2.31 - 15.31
                              2005 105,506,622   1.78 - 1.89    197,382,721            --      1.15 - 2.20      2.00 - 3.00
                              2004 109,834,064   1.75 - 1.84    200,342,899            --      1.15 - 2.20    13.00 - 14.00
MSF FI Mid Cap Opportunities  2008  14,194,190   0.81 - 0.92     12,765,948          0.11      1.15 - 2.20 (56.41) - (55.94)
  Subaccount                  2007  14,356,332   1.87 - 2.09     29,351,347            --      1.15 - 2.20      5.75 - 6.87
                              2006  15,171,119   1.76 - 1.96     29,084,040            --      1.15 - 2.20     9.14 - 10.29
                              2005  15,576,296   1.62 - 1.77     27,125,048            --      1.15 - 2.20      4.00 - 5.00
                              2004  16,500,481   1.55 - 1.69     27,295,473          0.43      1.15 - 2.20    14.00 - 18.00
MSF Russell 2000 Index        2008  29,989,635   1.07 - 1.20     35,157,087          0.99      1.15 - 2.20 (35.03) - (34.34)
  Subaccount                  2007  32,970,251   1.66 - 1.82     59,051,027          0.72      1.15 - 2.20   (3.86) - (2.83)
                              2006  35,649,948   1.72 - 1.88     65,806,953          0.62      1.15 - 2.20    15.03 - 16.24
                              2005  35,268,839   1.50 - 1.61     56,096,946          0.55      1.15 - 2.20      2.00 - 3.00
                              2004  33,536,971   1.47 - 1.57     51,804,659          0.33      1.15 - 2.20    15.00 - 16.00
MSF MetLife Stock             2008  18,455,622   2.37 - 2.88     51,285,082          1.72      1.15 - 2.20 (38.63) - (37.98)
  Index Subaccount            2007  19,936,170   3.86 - 4.65     89,260,045          0.85      1.15 - 2.20      2.68 - 3.77
                              2006  22,687,923   3.76 - 4.48     98,055,747          1.73      1.15 - 2.20    12.69 - 13.87
                              2005  23,431,135   3.34 - 3.93     89,010,624          1.41      1.15 - 2.20      2.00 - 3.00
                              2004  22,996,082   3.27 - 3.81     84,856,304          0.74      1.15 - 2.20      8.00 - 9.00
MSF Franklin Templeton        2008  28,824,594   0.61 - 0.66     18,765,106            --      1.15 - 2.20 (42.59) - (41.98)
  Small Cap Growth            2007  30,101,390   1.06 - 1.14     33,802,618            --      1.15 - 2.20      2.03 - 3.12
  Subaccount                  2006  31,977,049   1.04 - 1.10     34,872,011            --      1.15 - 2.20      7.34 - 8.47
                              2005  31,149,246   0.97 - 1.02     31,358,177            --      1.15 - 2.20      2.00 - 3.00
                              2004  28,526,271   0.95 - 0.98     27,881,814            --      1.15 - 2.20     9.00 - 10.00

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------- ---------------------------- --------------------------------------------------
                                            UNIT VALUE(1)                INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                LOWEST TO                       INCOME        LOWEST TO        LOWEST TO
                                      UNITS   HIGHEST (%) NET ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                 ---------- ------------- -------------- ------------- ---------------- -------------------
MSF Neuberger               2008 39,367,292   1.27 - 1.42     54,762,157          0.55      1.15 - 2.20 (48.63) - (48.08)
  Berman Mid Cap            2007 40,063,936   2.48 - 2.73    107,356,582          0.31      1.15 - 2.20      0.93 - 2.00
  Value Subaccount          2006 39,366,520   2.46 - 2.67    103,484,762          0.26      1.15 - 2.20      8.78 - 9.93
                            2005 34,556,886   2.27 - 2.43     82,800,242          0.11      1.15 - 2.20     9.00 - 11.00
                            2004 24,917,123   2.06 - 2.20     54,048,512          0.10      1.15 - 2.20    20.00 - 21.00
MSF MFS Value Subaccount    2008 46,854,335   0.84 - 0.95     43,351,550          1.65      1.15 - 2.20  (30.64) - (6.07)
                            2007 50,012,916   1.30 - 1.44     70,656,174          0.62      1.15 - 2.20   (9.52) - (5.03)
                            2006 53,120,960   1.38 - 1.52     79,205,511          0.60      1.15 - 2.20     3.39 - 16.59
                            2005 53,370,053   1.20 - 1.30     68,410,066          0.53      1.15 - 2.20   (4.00) - (3.00)
                            2004 43,079,971   1.25 - 1.34     56,879,685          0.39      1.15 - 2.20     9.00 - 10.00
MSF BlackRock Large Cap     2008 32,196,008   0.89 - 0.96     30,434,420          0.61      1.15 - 2.20 (36.53) - (35.78)
  Value Subaccount          2007 31,646,231   1.40 - 1.50     46,695,320          0.82      1.15 - 2.20      0.87 - 2.08
                            2006 26,619,382   1.39 - 1.47     38,580,534          1.07      1.15 - 2.20    16.54 - 17.84
                            2005 21,910,359   1.19 - 1.24     27,018,795          0.81      1.15 - 2.20      3.00 - 4.00
                            2004 19,190,206   1.16 - 1.19     22,711,723            --      1.15 - 2.20    11.00 - 12.00
MSF Lehman Brothers         2008 51,142,131   1.33 - 1.48     74,087,741          4.56      1.15 - 2.20      3.33 - 4.42
  Aggregate Bond            2007 62,549,911   1.28 - 1.41     86,856,586          4.43      1.15 - 2.20      4.33 - 5.43
  Index Subaccount          2006 66,223,739   1.23 - 1.34     87,381,231          4.19      1.15 - 2.20      1.56 - 2.63
                            2005 63,952,454   1.21 - 1.31     82,322,496          3.71      1.15 - 2.20    (0.36) - 1.00
                            2004 57,321,323   1.22 - 1.30     73,408,063          2.87      1.15 - 2.20      2.00 - 3.00
MSF Morgan Stanley          2008 41,418,296   0.88 - 0.98     39,730,950          2.68      1.15 - 2.20 (43.46) - (42.86)
  EAFE Index Subaccount     2007 42,853,330   1.55 - 1.71     71,929,953          1.76      1.15 - 2.20      8.10 - 9.25
                            2006 42,458,018   1.44 - 1.56     65,236,846          1.54      1.15 - 2.20    22.72 - 24.02
                            2005 39,868,094   1.17 - 1.26     49,558,154          1.43      1.15 - 2.20    10.00 - 12.00
                            2004 35,846,285   1.06 - 1.13     39,984,382          0.53      1.15 - 2.20    17.00 - 18.00
MSF MetLife Mid Cap Stock   2008 30,211,337   0.97 - 1.06     31,558,965          1.15      1.15 - 2.20 (37.77) - (37.11)
  Index Subaccount          2007 31,636,578   1.56 - 1.69     52,571,856          0.55      1.15 - 2.20      5.16 - 6.28
                            2006 33,421,255   1.48 - 1.59     52,350,319          0.92      1.15 - 2.20      7.44 - 8.57
                            2005 32,563,033   1.38 - 1.46     47,065,717          0.47      1.15 - 2.20    10.00 - 11.00
                            2004 29,833,495   1.26 - 1.32     39,021,115          0.33      1.15 - 2.20    13.00 - 14.00
MSF T. Rowe Price Large Cap 2008 30,419,260   0.80 - 0.89     26,654,893          0.30      1.15 - 2.20 (43.27) - (42.67)
  Growth Subaccount         2007 28,363,939   1.41 - 1.56     43,402,116          0.18      1.15 - 2.20      6.76 - 7.90
  (Commenced 5/3/2004)      2006 23,285,519   1.32 - 1.44     33,109,530          0.10      1.15 - 2.20    10.43 - 11.59
                            2005 17,311,727   1.20 - 1.29     22,102,945          0.31      1.15 - 2.20      4.00 - 5.00
                            2004  4,692,612   1.15 - 1.23      5,701,677            --      1.15 - 2.20      8.00 - 9.00
MSF T. Rowe Price Small Cap 2008  8,988,989   0.91 - 1.03      9,047,014            --      1.15 - 2.20 (37.71) - (37.05)
  Growth Subaccount         2007  7,671,338   1.46 - 1.63     12,270,375            --      1.15 - 2.20      7.14 - 8.27
  (Commenced 5/3/2004)      2006  6,427,171   1.36 - 1.51      9,504,320            --      1.15 - 2.20      1.38 - 2.45
                            2005  2,973,325   1.34 - 1.47      4,289,808            --      1.15 - 2.20      8.00 - 9.00
                            2004    640,239   1.24 - 1.35        845,549            --      1.15 - 2.20      6.00 - 7.00
MSF Oppenheimer Global      2008  1,100,644 10.78 - 12.21     13,148,386          1.86      1.15 - 2.20 (41.86) - (41.24)
  Equity Subaccount         2007  1,150,197 18.55 - 20.78     23,385,203          0.85      1.15 - 2.20      3.94 - 5.04
  (Commenced 5/3/2004)      2006    912,996 17.84 - 19.78     17,702,976          1.91      1.15 - 2.20    13.83 - 15.02
                            2005    375,535 15.68 - 17.20      6,334,832          0.21      1.15 - 2.20    13.00 - 15.00
                            2004     47,608 13.82 - 15.00        700,070            --      1.15 - 2.20    15.00 - 16.00

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------- ---------------------------- --------------------------------------------------
                                            UNIT VALUE(1)                INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                LOWEST TO                       INCOME        LOWEST TO        LOWEST TO
                                      UNITS   HIGHEST (%) NET ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                 ---------- ------------- -------------- ------------- ---------------- -------------------
MSF BlackRock Aggressive    2008    267,266 22.83 - 28.37      7,267,171            --      1.15 - 2.20 (47.02) - (46.46)
  Growth Subaccount         2007    248,220 43.10 - 52.99     12,454,943            --      1.15 - 2.20    17.61 - 18.85
  (Commenced 5/3/2004)      2006    133,800 36.64 - 44.59      5,741,678            --      1.15 - 2.20      4.16 - 5.25
                            2005     68,226 35.18 - 42.36      2,779,087            --      1.15 - 2.20      8.00 - 9.00
                            2004     24,122 33.95 - 38.80        901,186            --      1.15 - 2.20    10.00 - 11.00
MSF BlackRock               2008    197,641 27.05 - 34.25      6,484,658          2.61      1.15 - 2.20 (26.60) - (25.83)
  Diversified Subaccount    2007    241,306 36.85 - 46.18     10,524,081          2.33      1.15 - 2.20      3.31 - 4.40
  (Commenced 5/3/2004)      2006    158,866 35.67 - 44.23      6,697,358          2.46      1.15 - 2.20      7.85 - 8.99
                            2005    112,218 33.07 - 40.58      4,349,740          1.27      1.15 - 2.20      1.00 - 2.00
                            2004     61,952 32.88 - 39.92      2,385,190            --      1.15 - 2.20      7.00 - 8.00
MSF MetLife Conservative    2008  3,959,554   9.26 - 9.63     37,794,087          0.87      1.15 - 2.20 (16.26) - (15.37)
  Allocation Subaccount     2007  1,945,907 11.06 - 11.38     21,992,542            --      1.15 - 2.20      3.26 - 4.36
  (Commenced 5/1/2005)      2006    717,767 10.71 - 10.90      7,783,825          3.00      1.15 - 2.20      4.57 - 5.67
                            2005    195,921 10.27 - 10.32      2,018,800          0.49      1.15 - 2.20             3.00
MSF MetLife Conservative to 2008 11,335,634   8.80 - 9.15    103,044,872          1.07      1.15 - 2.20 (23.31) - (22.49)
  Moderate Allocation       2007  8,478,778 11.48 - 11.81     99,530,164            --      1.15 - 2.20      2.52 - 3.61
  Subaccount                2006  3,775,244 11.20 - 11.40     42,827,997          1.93      1.15 - 2.20      7.05 - 8.17
  (Commenced 5/1/2005)      2005    958,316 10.48 - 10.54     10,076,881          0.66      1.15 - 2.20             5.00
MSF MetLife Moderate        2008 40,952,008   8.33 - 8.66    352,624,419          0.78      1.15 - 2.20 (30.19) - (29.45)
  Allocation Subaccount     2007 29,780,745 11.94 - 12.28    363,880,350          0.01      1.15 - 2.20      2.06 - 3.15
  (Commenced 5/1/2005)      2006 12,086,733 11.70 - 11.90    143,400,766          1.41      1.15 - 2.20     9.41 - 10.56
                            2005  2,644,540 10.69 - 10.77     28,433,793          0.70      1.15 - 2.20      7.00 - 8.00
MSF MetLife Moderate to     2008 58,174,135   7.86 - 8.17    472,669,848          0.60      1.15 - 2.20 (36.53) - (35.86)
  Aggressive Allocation     2007 44,958,120 12.39 - 12.74    570,281,923          0.03      1.15 - 2.20      1.58 - 2.66
  Subaccount                2006 15,152,269 12.20 - 12.41    187,391,222          0.81      1.15 - 2.20    11.74 - 12.91
  (Commenced 5/1/2005)      2005  2,027,542 10.93 - 10.99     22,254,442          0.66      1.15 - 2.20     9.00 - 10.00
MSF MetLife Aggressive      2008  2,708,136   7.38 - 7.67     20,661,467          0.50      1.15 - 2.20 (41.75) - (41.13)
  Allocation Subaccount     2007  2,531,910 12.68 - 13.04     32,852,837          0.05      1.15 - 2.10      1.01 - 2.08
  (Commenced 5/1/2005)      2006  1,395,125 12.55 - 12.77     17,753,305          0.57      1.15 - 2.20    13.15 - 14.34
                            2005    160,561 11.10 - 11.17      1,789,331          0.60      1.15 - 2.20    11.00 - 12.00
MSF FI Large Cap Subaccount 2008     90,648   8.86 - 9.90        876,723            --      1.15 - 2.20 (46.07) - (45.58)
  (Commenced 5/1/2006)      2007     70,106 16.15 - 18.19      1,247,716            --      1.15 - 2.05      1.45 - 2.53
                            2006     31,931 15.92 - 17.74        554,854            --      1.15 - 2.20      0.63 - 1.33
MIST Legg Mason Value       2008 24,069,403   0.39 - 4.27     11,795,055          0.19      1.15 - 2.20 (55.61) - (55.04)
  Equity Subaccount         2007 27,291,345   0.88 - 9.51     28,592,106            --      1.15 - 2.20   (7.97) - (6.89)
  (Commenced 5/1/2006)      2006 32,872,234  0.99 - 10.22     35,628,391          0.14      1.15 - 2.20     2.32 - 11.88
MIST MFS Research           2008 53,905,057   0.96 - 1.05     55,814,043          1.85      1.15 - 2.20 (43.62) - (43.03)
  International Subaccount  2007 43,741,192   1.70 - 1.84     79,572,617          1.22      1.15 - 2.20    10.81 - 11.99
                            2006 38,932,409   1.53 - 1.65     63,380,251          1.59      1.15 - 2.20    23.82 - 25.12
                            2005 34,239,628   1.24 - 1.32     44,622,108          0.38      1.15 - 2.20    14.00 - 15.00
                            2004 28,191,777   1.08 - 1.14     31,972,020            --      1.15 - 2.20    17.00 - 18.00

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                ----------- ---------------------------- --------------------------------------------------
                                            UNIT VALUE(1)                INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                LOWEST TO                       INCOME        LOWEST TO        LOWEST TO
                                      UNITS   HIGHEST (%) NET ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                ----------- ------------- -------------- ------------- ---------------- -------------------
MIST T. Rowe Price Mid Cap 2008  84,110,778   0.54 - 0.59     49,141,613            --      1.15 - 2.20 (41.07) - (40.04)
  Growth Subaccount        2007  85,048,961   0.92 - 0.99     83,494,030            --      1.15 - 2.20    15.06 - 16.29
                           2006  81,429,878   0.80 - 0.85     68,849,972            --      1.15 - 2.20      3.86 - 4.95
                           2005  69,803,213   0.77 - 0.81     56,316,012            --      1.15 - 2.20    12.00 - 13.00
                           2004  54,969,872   0.69 - 0.72     39,188,825            --      1.15 - 2.20    15.00 - 16.00
MIST PIMCO Total Return    2008 185,233,739   1.24 - 1.35    245,701,904          3.87      1.15 - 2.20   (1.78) - (0.74)
  Subaccount               2007 209,783,022   1.26 - 1.36    280,766,389          3.31      1.15 - 2.20      5.21 - 6.33
                           2006 216,752,565   1.20 - 1.28    273,266,001          2.59      1.15 - 2.20      2.25 - 3.33
                           2005 210,820,747   1.17 - 1.23    257,626,390            --      1.15 - 2.20      0.03 - 1.00
                           2004 182,734,888   1.17 - 1.22    221,330,485          7.02      1.15 - 2.20      3.00 - 4.00
MIST RCM Technology        2008  34,770,839   0.33 - 0.36     12,258,474         13.37      1.15 - 2.20 (45.67) - (45.09)
  Subaccount               2007  34,434,376   0.61 - 0.65     22,137,049            --      1.15 - 2.20    28.65 - 30.01
                           2006  30,122,137   0.47 - 0.50     14,940,472            --      1.15 - 2.20      3.06 - 4.15
                           2005  31,828,960   0.46 - 0.48     15,181,125            --      1.15 - 2.20     9.00 - 10.00
                           2004  35,118,790   0.42 - 0.44     15,288,973            --      1.15 - 2.20   (6.00) - (5.00)
MIST Lord Abbett Bond      2008  49,449,521   1.40 - 1.58     76,311,056          4.31      1.15 - 2.20 (20.38) - (19.54)
  Debenture Subaccount     2007  60,864,412   1.75 - 1.96    116,833,466          5.13      1.15 - 2.20      4.22 - 5.33
                           2006  57,939,732   1.68 - 1.86    105,701,721          6.42      1.15 - 2.20      6.78 - 7.90
                           2005  52,529,155   1.57 - 1.73     88,888,242          4.61      1.15 - 2.20    (1.00) - 0.34
                           2004  43,720,031   1.59 - 1.72     73,819,376          3.80      1.15 - 2.20      6.00 - 7.00
MIST Lazard Mid Cap        2008  18,663,616   0.90 - 0.97     17,909,767          0.97      1.15 - 2.20 (39.65) - (39.01)
  Subaccount               2007  19,911,171   1.49 - 1.59     31,373,042          0.34      1.15 - 2.20   (4.84) - (3.83)
                           2006  16,479,796   1.57 - 1.66     27,037,171          0.30      1.15 - 2.20    12.19 - 13.37
                           2005  16,549,360   1.40 - 1.46     23,985,158          0.06      1.15 - 2.20      6.00 - 7.00
                           2004  15,605,352   1.32 - 1.37     21,208,753            --      1.15 - 2.20    12.00 - 13.00
MIST Met/AIM Small Cap     2008   7,228,054   0.92 - 0.99      7,026,353            --      1.15 - 2.20 (39.98) - (39.43)
  Growth Subaccount        2007   8,263,536   1.53 - 1.63     13,285,772            --      1.15 - 2.20      8.64 - 9.79
                           2006   8,709,215   1.40 - 1.48     12,784,786            --      1.15 - 2.20    11.70 - 12.88
                           2005   9,294,098   1.26 - 1.31     12,106,761            --      1.15 - 2.20      6.00 - 7.00
                           2004   9,147,262   1.19 - 1.23     11,152,104            --      1.15 - 2.20      4.00 - 5.00
MIST Harris Oakmark        2008  70,703,349   1.07 - 1.17     80,912,088          1.68      1.15 - 2.20 (42.18) - (41.50)
  International Subaccount 2007  80,210,908   1.85 - 1.99    157,262,608          0.81      1.15 - 2.20   (3.28) - (2.14)
                           2006  74,777,561   1.92 - 2.04    150,250,217          2.34      1.15 - 2.20    26.05 - 27.51
                           2005  57,995,311   1.52 - 1.60     91,634,958          0.02      1.15 - 2.20    12.00 - 13.00
                           2004  37,453,483   1.36 - 1.41     52,523,310          0.01      1.15 - 2.20    17.00 - 21.00
MIST Legg Mason Partners   2008  14,201,692   0.45 - 0.49      6,784,480            --      1.15 - 2.20 (40.38) - (39.75)
  Aggressive Growth        2007  16,184,284   0.75 - 0.81     12,852,341            --      1.15 - 2.20      0.03 - 1.09
  Subaccount               2006  17,470,599   0.75 - 0.80     13,742,820            --      1.15 - 2.20   (3.87) - (2.86)
                           2005  15,637,700   0.78 - 0.82     12,686,496            --      1.15 - 2.20    11.00 - 12.00
                           2004  15,257,228   0.70 - 0.73     11,042,031            --      1.15 - 2.20      6.00 - 7.00
MIST Clarion Global Real   2008   6,042,201   9.03 - 9.49     56,822,273          1.70      1.15 - 2.20 (42.95) - (42.34)
  Estate Subaccount        2007   5,915,463 15.83 - 16.45     96,646,726          0.93      1.15 - 2.20 (16.87) - (15.98)
                           2006   6,231,776 19.04 - 19.58    121,327,406          0.91      1.15 - 2.20    34.60 - 36.01
                           2005   3,814,151 14.15 - 14.40     54,734,930            --      1.15 - 2.20    11.00 - 12.00
                           2004   1,302,652 12.76 - 12.86     16,723,124          3.07      1.15 - 2.20    28.00 - 29.00

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------- ------------------------------ --------------------------------------------------
                                              UNIT VALUE(1)                INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                  LOWEST TO                       INCOME        LOWEST TO        LOWEST TO
                                      UNITS     HIGHEST (%) NET ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                 ---------- --------------- -------------- ------------- ---------------- -------------------
MIST Oppenheimer Capital    2008    766,887     5.16 - 5.61      4,237,698          3.30      1.15 - 2.20 (47.12) - (46.56)
  Appreciation Subaccount   2007    622,067    9.77 - 13.12      6,440,945            --      1.15 - 2.20    11.79 - 13.05
  (Commenced 5/1/2005)      2006    410,133    8.74 - 11.60      3,756,805          0.07      1.15 - 2.20      5.28 - 6.35
                            2005    145,044     8.44 - 8.74      1,249,651            --      1.15 - 2.20      8.00 - 9.00
MIST SSgA Growth ETF        2008    225,076     7.72 - 7.92      1,777,166          1.49      1.15 - 2.20 (34.27) - (33.74)
  Subaccount                2007    147,182   11.68 - 11.96      1,753,746            --      1.15 - 1.95      3.31 - 4.40
  (Commenced 5/1/2006)      2006     80,092   11.30 - 11.45        915,416          3.02      1.15 - 2.20      6.08 - 6.82
MIST SSgA Growth and        2008    386,418     8.42 - 8.64      3,324,661          1.38      1.15 - 2.20 (26.51) - (25.92)
  Income ETF Subaccount     2007    158,978   11.39 - 11.66      1,849,237            --      1.15 - 1.95      3.09 - 4.19
  (Commenced 5/1/2006)      2006     58,833   11.05 - 11.20        657,013          3.47      1.15 - 2.20      5.60 - 6.33
MIST PIMCO Inflation        2008  3,684,506   10.64 - 11.30     41,152,323          3.08      1.15 - 2.20   (9.00) - (8.12)
  Protected Bond Subaccount 2007    756,401   11.68 - 12.27      9,183,407          1.52      1.15 - 2.10      8.37 - 9.52
  (Commenced 5/1/2006)      2006    249,805   10.78 - 11.21      2,781,493            --      1.15 - 2.20      0.44 - 1.14
MIST BlackRock Large Cap
  Core Subaccount           2008  1,923,929     4.07 - 5.19      9,509,002          0.52      1.15 - 2.20 (38.62) - (38.03)
  (Commenced 4/30/2007)     2007  1,980,892     6.47 - 8.38     15,767,583            --      1.15 - 2.20    (0.62) - 0.10
MIST Janus Forty Subaccount 2008    222,631  82.57 - 109.41     23,146,879          4.81      1.15 - 2.20 (43.26) - (42.66)
  (Commenced 4/30/2007)     2007     60,615 145.54 - 190.82     10,720,593            --      1.15 - 2.20    19.81 - 20.67
MIST American Funds
  Balanced Subaccount
  (Commenced 4/28/2008)     2008  5,648,899     6.99 - 7.02     39,643,472          7.71      1.15 - 2.20 (30.20) - (29.82)
MIST American Funds Growth
  Allocation Subaccount
  (Commenced 4/28/2008)     2008 14,787,614     6.33 - 6.37     94,128,613          7.99      1.15 - 2.20 (36.67) - (36.28)
MIST American Funds
  Moderate Allocation
  Subaccount
  (Commenced 4/28/2008)     2008  5,916,003     7.65 - 7.70     45,509,770          7.36      1.15 - 2.20 (23.63) - (23.16)
MIST Met/Franklin Income
  Subaccount
  (Commenced 4/28/2008)     2008    183,001     7.96 - 8.00      1,461,389          3.68      1.15 - 1.95 (20.34) - (19.99)
MIST Met/Franklin Mutual
  Shares Subaccount
  (Commenced 4/28/2008)     2008    103,091     6.59 - 6.61        680,889          4.76      1.15 - 2.20 (34.12) - (33.88)
MIST Met/Franklin Templeton
  Founding Strategy
  Subaccount
  (Commenced 4/28/2008)     2008    722,735     7.01 - 7.05      5,087,467          3.11      1.15 - 2.20 (29.91) - (29.53)
MIST Met/Templeton
  Growth Subaccount
  (Commenced 4/28/2008)     2008     38,148     6.56 - 6.58        250,864          0.69      1.15 - 1.60 (34.39) - (34.19)

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

6. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------- ---------------------------- --------------------------------------------------
                                            UNIT VALUE(1)                INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                LOWEST TO                       INCOME        LOWEST TO        LOWEST TO
                                      UNITS   HIGHEST (%) NET ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                 ---------- ------------- -------------- ------------- ---------------- -------------------
American Funds Growth       2008 30,541,557   7.51 - 9.76    284,916,547          0.81      1.40 - 2.45 (45.33) - (44.73)
  Subaccount                2007 30,902,914 13.74 - 17.66    521,504,148          0.78      1.40 - 2.20     9.61 - 10.83
                            2006 31,638,062 12.54 - 15.94    482,404,625          0.82      1.40 - 2.45      7.56 - 8.69
                            2005 29,810,527 11.65 - 14.67    418,321,291          0.72      1.40 - 2.45    13.00 - 15.00
                            2004 25,525,016 10.28 - 12.80    312,819,697          0.19      1.40 - 2.45    10.00 - 11.00
American Funds              2008 28,113,175   5.66 - 7.36    197,255,085          1.68      1.40 - 2.45 (39.36) - (38.69)
  Growth-Income Subaccount  2007 30,234,841  9.34 - 12.00    345,794,661          1.50      1.40 - 2.20      2.49 - 3.63
                            2006 31,733,983  9.11 - 11.59    350,851,780          1.57      1.40 - 2.45    12.42 - 13.61
                            2005 31,898,073  8.11 - 10.20    310,739,976          1.37      1.40 - 2.45      3.00 - 4.00
                            2004 28,521,427   7.85 - 9.77    266,272,411          0.97      1.40 - 2.45      8.00 - 9.00
American Funds Global Small 2008 60,515,499   1.45 - 1.62     95,997,112            --      1.40 - 2.45 (54.65) - (54.15)
  Capitalization Subaccount 2007 60,105,854   3.19 - 3.53    208,203,295          2.97      1.40 - 2.20    18.47 - 19.79
                            2006 54,970,964   2.69 - 2.95    159,408,732          0.46      1.40 - 2.45    21.06 - 22.33
                            2005 45,942,033   2.23 - 2.41    109,050,517          0.91      1.40 - 2.45    22.00 - 24.00
                            2004 33,864,888   1.82 - 1.95     65,210,742            --      1.40 - 2.45    18.00 - 19.00
American Funds Bond         2008  2,820,871 12.54 - 14.17     39,183,687          5.59      1.40 - 2.45 (11.55) - (10.61)
  Subaccount                2007  2,725,211 14.17 - 15.86     42,389,061          9.30      1.40 - 2.20      0.81 - 1.88
  (Commenced 5/1/2006)      2006    691,327 14.06 - 15.56     10,562,070          0.88      1.40 - 2.45      4.24 - 4.97

(1) The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Subaccount invests.

(3) These amounts represent the annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Subaccount.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

for the Years Ended December 31, 2008, 2007 and 2006 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 20, 2009

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                               2008      2007
                                                             -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $975 and $814,
     respectively).........................................  $   921   $   821
  Mortgage loans on real estate............................       52         2
  Policy loans.............................................      405       411
  Other limited partnership interests......................       --        14
  Short-term investments...................................      186       123
  Other invested assets....................................       40        --
                                                             -------   -------
     Total investments.....................................    1,604     1,371
Cash.......................................................       10        51
Accrued investment income..................................       21        20
Premiums and other receivables.............................      688       302
Deferred policy acquisition costs..........................    1,212     1,349
Current income tax recoverable.............................       31        13
Other assets...............................................       47        66
Separate account assets....................................    7,136    10,904
                                                             -------   -------
     Total assets..........................................  $10,749   $14,076
                                                             =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits...................................  $   658   $   594
  Policyholder account balances............................    1,096       813
  Other policyholder funds.................................      406       433
  Policyholder dividends payable...........................        4         5
  Long-term debt -- affiliated.............................       25        --
  Deferred income tax liability............................      111        69
  Other liabilities........................................      223       179
  Separate account liabilities.............................    7,136    10,904
                                                             -------   -------
     Total liabilities.....................................    9,659    12,997
                                                             -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY:
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding.........        3         3
Additional paid-in capital.................................      458       458
Retained earnings..........................................      683       627
Accumulated other comprehensive loss.......................      (54)       (9)
                                                             -------   -------
     Total stockholder's equity............................    1,090     1,079
                                                             -------   -------
     Total liabilities and stockholder's equity............  $10,749   $14,076
                                                             =======   =======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                               2008    2007   2006
                                                              ------   ----   ----
REVENUES
Premiums....................................................  $   73   $ 80   $ 96
Universal life and investment-type product policy fees......     553    546    521
Net investment income.......................................      77     71     71
Other revenues..............................................     122    121     92
Net investment gains (losses)...............................     195      7     (4)
                                                              ------   ----   ----
  Total revenues............................................   1,020    825    776
                                                              ------   ----   ----
EXPENSES
Policyholder benefits and claims............................     170    142    142
Interest credited to policyholder account balances..........      28     30     34
Policyholder dividends......................................       5      8      7
Other expenses..............................................     608    507    486
                                                              ------   ----   ----
  Total expenses............................................     811    687    669
                                                              ------   ----   ----
Income before provision for income tax......................     209    138    107
Provision for income tax....................................      59     27      9
                                                              ------   ----   ----
Net income..................................................  $  150   $111   $ 98
                                                              ======   ====   ====




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)

                                                                            ACCUMULATED OTHER
                                                                            COMPREHENSIVE LOSS
                                                                         -----------------------
                                                                             NET
                                                                         UNREALIZED     DEFINED
                                                 ADDITIONAL              INVESTMENT     BENEFIT
                                        COMMON     PAID-IN    RETAINED      GAINS        PLANS
                                         STOCK     CAPITAL    EARNINGS    (LOSSES)    ADJUSTMENT    TOTAL
                                        ------   ----------   --------   ----------   ----------   ------
Balance at January 1, 2006...........     $3        $458        $405        $  3         $ --      $  869
Comprehensive income:
  Net income.........................                             98                                   98
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                         (3)                      (3)
                                                                                                   ------
  Comprehensive income...............                                                                  95
                                                                                                   ------
  Adoption of SFAS 158, net of income
     tax.............................                                                     (10)        (10)
                                          --        ----        ----        ----         ----      ------
Balance at December 31, 2006.........      3         458         503          --          (10)        954
Cumulative effect of a change in
  accounting principle, net of income
  tax (Note 1).......................                             13                                   13
                                          --        ----        ----        ----         ----      ------
Balance at January 1, 2007...........      3         458         516          --          (10)        967
Comprehensive income:
  Net income.........................                            111                                  111
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                          1                        1
                                                                                                   ------
  Comprehensive income...............                                                                 112
                                          --        ----        ----        ----         ----      ------
Balance at December 31, 2007.........      3         458         627           1          (10)      1,079
Dividend on common stock.............                            (94)                                 (94)
Comprehensive income:
  Net income.........................                            150                                  150
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax........                                        (43)                     (43)
     Defined benefit plans
       adjustment, net of income
       tax...........................                                                      (2)         (2)
                                                                                                   ------
     Other comprehensive (loss)......                                                                 (45)
                                                                                                   ------
  Comprehensive income...............                                                                 105
                                          --        ----        ----        ----         ----      ------
Balance at December 31, 2008.........     $3        $458        $683        $(42)        $(12)     $1,090
                                          ==        ====        ====        ====         ====      ======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                  (IN MILLIONS)


                                                             2008      2007      2006
                                                            ------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income................................................  $  150   $   111   $    98
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses...............       3         3         3
     Amortization of premiums and accretion of discounts
       associated with investments, net...................      (1)       (1)       --
     (Gains) losses from sales of investments and
       businesses, net....................................    (195)       (7)        4
     Interest credited to policyholder account balances...      28        30        34
     Universal life and investment-type product policy
       fees...............................................    (553)     (546)     (521)
     Change in premiums and other receivables.............     (78)        7       (30)
     Change in deferred policy acquisition costs, net.....     141       (40)      (22)
     Change in insurance-related liabilities..............      66        52        39
     Change in income tax payable.........................      48        (7)       12
     Change in other assets...............................     106       108       124
     Change in other liabilities..........................     224       206       209
     Other, net...........................................      (2)        1        (4)
                                                            ------   -------   -------
Net cash used in operating activities.....................     (63)      (83)      (54)
                                                            ------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities............................     268       283       196
     Mortgage loans on real estate........................      --        --         7
     Other limited partnership interests..................      --         3         2
  Purchases of:
     Fixed maturity securities............................    (437)     (219)     (286)
     Mortgage loans on real estate........................     (51)       --        --
  Net change in short-term investments....................     (63)       18       (89)
  Payment to participating common stock shareholders upon
     dissolution of subsidiary (Note 2)...................      --       (16)       --
  Net change in other invested assets.....................      (7)       --        --
  Net change in policy loans..............................       6       (54)      (30)
  Other, net..............................................      (1)       (1)        8
                                                            ------   -------   -------
Net cash (used in) provided by investing activities.......    (285)       14      (192)
                                                            ------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................   1,137     1,771     1,626
     Withdrawals..........................................    (736)   (1,663)   (1,374)
  Dividend on common stock................................     (94)       --        --
                                                            ------   -------   -------
Net cash provided by financing activities.................     307       108       252
                                                            ------   -------   -------
Change in cash............................................     (41)       39         6
Cash, beginning of year...................................      51        12         6
                                                            ------   -------   -------
CASH, END OF YEAR.........................................  $   10   $    51   $    12
                                                            ======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Income tax...........................................  $   10   $    22   $    (7)
                                                            ======   =======   =======
  Non-cash transcations during the year:
     Issuance of secured demand note collateral
       agreement..........................................  $   25   $    --   $    --
                                                            ======   =======   =======




        See accompanying notes to the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as group life, medical, and disability coverage. The Company is licensed to conduct business in 50 states and the District of Columbia.

     NELICO owned 100% of the voting common stock of Omega Reinsurance Corporation ("Omega"), which was dissolved in October 2007. Omega is included in the accompanying consolidated financial statements until its date of dissolution. See Note 2.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES") and a majority interest in MetLife Advisors, LLC ("Advisors").

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     The Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include trust preferred securities and tax credit partnerships. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

     The Company uses the equity method of accounting for investments in other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2008 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii) investment impairments;

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (iii) the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

          (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (vi) the estimated fair value of and accounting for derivatives;

          (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC");

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

          (x) accounting for reinsurance transactions;

          (xi) accounting for employee benefit plans; and

          (xii) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities recorded at fair value on a nonrecurring basis. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity securities, mortgage loans on real estate, policy loans, other limited partnership interests, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities, the effective yield is recalculated on a retrospective basis.

          The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:(i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub- sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost (See also Note 3); (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of loans to affiliates and tax credit partnerships.

          Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are accounted for under the equity method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIEs primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIEs expected losses, receive a majority of a VIEs expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses derivatives, including swaps and forwards, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or
(ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives. The Company had no fair value hedges during the years ended December 31, 2008, 2007 and 2006.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was less than $1 million at both December 31, 2008 and 2007. Accumulated depreciation and amortization of property, equipment and leasehold improvements

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


was less than $1 million at both December 31, 2008 and 2007. Related depreciation and amortization expense was less than $1 million, $1 million and less than $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $35 million at both December 31, 2008 and 2007. Accumulated amortization of capitalized software was $33 million and $32 million at December 31, 2008 and 2007, respectively. Related amortization expense was $1 million, $1 million and $2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts is amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance and non-medical health insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company amortizes DAC related to variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%); and (ii) the liability for terminal dividends.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 6%.

     Participating business represented approximately 2% and 3% of the Company's life insurance in-force, and 10% and 9% of the number of life insurance policies in-force, at December 31, 2008 and 2007, respectively. Participating policies represented approximately 40% and 58%, 42% and 59%, and 43% and 51%, of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and
(ii) credited interest, ranging from 3% to 10% less expenses, mortality charges, and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of the embedded derivative.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

     Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

     NELICO joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in Statement of Financial Accounting Standards ("SFAS") No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits -- An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income (loss). Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, hedge funds and cash and cash equivalents. The

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157, which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $7 million ($5 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income
(loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. Note 14 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in a VIE. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34 ("FIN 45"), to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

          (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

          (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

          (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

          (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $10 million decrease in the liability for unrecognized tax benefits, a $3 million decrease in the interest liability for unrecognized tax benefits, and a corresponding increase to the January 1, 2007 balance of retained earnings of $13 million. See also Note 9.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs did not have an impact on the Company's consolidated financial statements.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in an increase of $10 million, net of income tax, to accumulated other comprehensive loss, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 11.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r) and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on Emerging Issues Task Force ("EITF") Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  DISPOSITIONS

     On October 31, 2006, the board of directors of Omega approved the adoption of a restructuring plan (the "Restructuring Plan"). On November 20, 2006, the board of directors of NELICO, as Omega's sole voting shareholder, and Omega's participating common stock ("PCS") shareholders, also approved the Restructuring Plan. Under the Restructuring Plan: (i) all reinsurance arrangements were terminated effective December 31, 2006; (ii) all outstanding shares of PCS were redeemed effective December 31, 2006; and (iii) payments totaling $16 million were made on June 29, 2007 to the PCS shareholders. Payments consisted of former shareholders' outstanding redemption payment balance plus an additional 40 percent of such balance. In connection with the Restructuring Plan, Omega was dissolved in October 2007 and its remaining assets and liabilities were assumed by NELICO. Total assets and total liabilities of Omega at December 31, 2006 were $7 million and $1 million, respectively. Total

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES revenues of Omega included in the Company's consolidated revenues were less than $1 million and $12 million for the years ended December 31, 2007 and 2006, respectively.

3.  INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity securities, and the percentage that each sector represents by the respective total holdings at:

                                                              DECEMBER 31, 2008
                                              ------------------------------------------------
                                                               GROSS
                                                             UNREALIZED
                                              AMORTIZED   ---------------    ESTIMATED    % OF
                                                 COST     GAIN       LOSS   FAIR VALUE   TOTAL
                                              ---------   ----       ----   ----------   -----
                                                                (IN MILLIONS)
U.S. corporate securities...................     $465      $10        $40      $435       47.2%
Residential mortgage-backed securities......      212        7          2       217       23.6
Foreign corporate securities................      195        1         33       163       17.7
U.S. Treasury/agency securities.............       44        8         --        52        5.7
Commercial mortgage-backed securities.......       41       --          3        38        4.1
Foreign government securities...............       12       --          1        11        1.2
State and political subdivision securities..        6       --          1         5        0.5
                                                 ----      ---        ---      ----      -----
  Total fixed maturity securities (1), (2)..     $975      $26        $80      $921      100.0%
                                                 ====      ===        ===      ====      =====




                                                              DECEMBER 31, 2007
                                              ------------------------------------------------
                                                               GROSS
                                                             UNREALIZED
                                              AMORTIZED   ---------------    ESTIMATED    % OF
                                                 COST     GAIN       LOSS   FAIR VALUE   TOTAL
                                              ---------   ----       ----   ----------   -----
                                                                (IN MILLIONS)
U.S. corporate securities...................     $407      $11        $ 7      $411       50.1%
Residential mortgage-backed securities......      144        1         --       145       17.7
Foreign corporate securities................      177        2          4       175       21.3
U.S. Treasury/agency securities.............       56        4         --        60        7.3
Commercial mortgage-backed securities.......       15       --         --        15        1.8
Foreign government securities...............       15       --         --        15        1.8
State and political subdivision securities..       --       --         --        --         --
                                                 ----      ---        ---      ----      -----
  Total fixed maturity securities (1), (2)..     $814      $18        $11      $821      100.0%
                                                 ====      ===        ===      ====      =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $22 million and $39 million, respectively.

   (2) At December 31, 2008 and 2007 the Company also held $4 million and $6 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2008 and 2007.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $30 million and $39 million at December 31, 2008 and 2007, respectively. These securities had net unrealized losses of $9 million and $2 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $2 million at December 31, 2008. There were no non-income producing fixed maturity securities at December 31, 2007. There were no net unrealized gains (losses) associated with non-income producing fixed maturity securities at both December 31, 2008 and 2007.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. There were no fixed maturity securities credit enhanced by financial guarantee insurers at December 31, 2008.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (47.2%), residential mortgage-backed securities (23.6%), and foreign corporate securities (17.7%); and at December 31, 2007 were U.S. corporate fixed maturity securities (50.1%), foreign corporate securities (21.3%) and residential mortgage-backed securities (17.7%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $598 million and $586 million, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total cash and invested assets, with the exception of five holdings at December 31, 2008 totaling $98 million and two holdings at December 31, 2007 totaling $40 million at estimated fair value. The exposure to the largest single issuer of corporate fixed maturity securities held at both December 31, 2008 and 2007 was $25 million. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $164 million and $137 million, respectively, the total of these

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES ten issuers being less than 11% and 10% of the Company's total cash and invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign (1).................................     $163       27.3%     $175       29.9%
Utility.....................................      145       24.2        70       11.9
Consumer....................................       92       15.4        74       12.6
Industrial..................................       91       15.2        91       15.5
Finance.....................................       82       13.7       138       23.5
Communications..............................       25        4.2        38        6.6
                                                 ----      -----      ----      -----
  Total.....................................     $598      100.0%     $586      100.0%
                                                 ====      =====      ====      =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Pass-through securities...................     $131       60.4%     $ 81       55.9%
  Collateralized mortgage obligations.......       86       39.6        64       44.1
                                                 ----      -----      ----      -----
Total residential mortgage-backed
  securities................................     $217      100.0%     $145      100.0%
                                                 ====      =====      ====      =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 91%, 6%, and 3% of the total holdings, respectively. At December 31, 2008 and 2007, $217 million and $145 million, respectively, or 100% for both years, of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure at estimated fair value was $6 million and $8 million, respectively, with an unrealized loss of $1 million and less than $1 million, respectively. At December 31, 2008 and 2007, all of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's Alt-A residential mortgage-backed securities were rated Aa/AAA or better by Moody's, S&P or Fitch. At December 31, 2008, the Company's Alt-A holdings are 100% in the 2005 and prior vintage years. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $38 million and $15 million, respectively, at estimated fair value. At both December 31, 2008 and 2007, all of the estimated fair value of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, 100% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and commercial real estate collateralized debt obligations securities.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................     $ 28        $ 25         $ 35        $ 36
Due after one year through five years...      330         323          340         351
Due after five years through ten years..      227         206          157         153
Due after ten years.....................      137         112          123         121
                                             ----        ----         ----        ----
  Subtotal..............................      722         666          655         661
Mortgage-backed securities..............      253         255          159         160
                                             ----        ----         ----        ----
  Total fixed maturity securities.......     $975        $921         $814        $821
                                             ====        ====         ====        ====



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive loss, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Fixed maturity securities............................  $(54)      $ 7       $ 6
Derivatives..........................................    (2)       (2)       (3)
Short-term investments...............................   (11)       --        --
Other................................................    --        (1)       (1)
                                                       ----       ---       ---
  Subtotal...........................................   (67)        4         2
                                                       ----       ---       ---
Amounts allocated from DAC...........................     2        (2)       (2)
Deferred income tax..................................    23        (1)       --
                                                       ----       ---       ---
  Subtotal...........................................    25        (3)       (2)
                                                       ----       ---       ---
Net unrealized investment gains (losses).............  $(42)      $ 1       $--
                                                       ====       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance, January 1,..................................  $  1       $--       $ 3
Unrealized investment gains (losses) during the
  year...............................................   (71)        2        (5)
Unrealized investment gains (losses) relating to:
  DAC................................................     4        --        --
  Deferred income tax................................    24        (1)        2
                                                       ----       ---       ---
Balance, at December 31,.............................  $(42)      $ 1       $--
                                                       ====       ===       ===
Net change in unrealized investment gains (losses)...  $(43)      $ 1       $(3)
                                                       ====       ===       ===



  UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                  DECEMBER 31, 2008
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........     $248          $19         $ 76          $21         $324          $40
Residential mortgage-backed
  securities.......................       23            2           --           --           23            2
Foreign corporate securities.......       72           11           51           22          123           33
Commercial mortgage-backed
  securities.......................       37            3           --           --           37            3
Foreign government securities......       10            1           --           --           10            1
State and political subdivision
  securities.......................        5            1           --           --            5            1
                                        ----          ---         ----          ---         ----          ---
  Total fixed maturity securities..     $395          $37         $127          $43         $522          $80
                                        ====          ===         ====          ===         ====          ===
Total number of securities in an
  unrealized loss position.........      124                        59
                                        ====                      ====




                                                                                    DECEMBER 31, 2007
                                                      ----------------------------------------------------------------------------
                                                                                  EQUAL TO OR GREATER
                                                        LESS THAN 12 MONTHS          THAN 12 MONTHS                 TOTAL
                                                      -----------------------   -----------------------   ------------------------
                                                                      GROSS                     GROSS                      GROSS
                                                       ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED    UNREALIZED
                                                      FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE       LOSS
                                                      ----------   ----------   ----------   ----------   ----------    ----------
                                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities...........................     $ 89          $ 3         $111          $ 4         $200           $ 7
Residential mortgage-backed securities..............       27           --            1           --           28            --
Foreign corporate securities........................       28           --           72            4          100             4
Commercial mortgage-backed securities...............       --           --           --           --           --            --
Foreign government securities.......................       --           --           10           --           10            --
State and political subdivision securities..........       --           --           --           --           --            --
                                                         ----          ---         ----          ---         ----           ---
  Total fixed maturity securities...................     $144          $ 3         $194          $ 8         $338           $11
                                                         ====          ===         ====          ===         ====           ===
Total number of securities in an unrealized loss
  position..........................................       63                        55
                                                         ====                      ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-
  SALE

     The following tables present the amortized cost, gross unrealized loss and number of securities for fixed maturity securities, where the estimated fair value had declined and remained below amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                          ------------------------------------------------------------
                                                                GROSS UNREALIZED         NUMBER OF
                                            AMORTIZED COST            LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................     $249      $110       $13        $42        67        45
Six months or greater but less than nine
  months................................      107         2         9          1        29         1
Nine months or greater but less than
  twelve months.........................       43         3         4          1        15         1
Twelve months or greater................       88        --        10         --        28        --
                                             ----      ----       ---        ---
  Total.................................     $487      $115       $36        $44
                                             ====      ====       ===        ===




                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                                                GROSS UNREALIZED         NUMBER OF
                                            AMORTIZED COST            LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................     $ 87       $ 3       $ 1        $ 1        31         2
Six months or greater but less than nine
  months................................       36        --         2         --        24        --
Nine months or greater but less than
  twelve months.........................       21        --        --         --         7        --
Twelve months or greater................      202        --         7         --        55        --
                                             ----       ---       ---        ---
  Total.................................     $346       $ 3       $10        $ 1
                                             ====       ===       ===        ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $36 million and $10 million, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of amortized cost, which represented 7% and 3%, respectively, of the amortized cost of such securities.

     At December 31, 2008, $44 million of unrealized losses related to fixed maturity securities with an unrealized loss position of 20% or more of amortized cost, which represented 38% of the amortized cost of such fixed maturity

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES securities. Of such unrealized losses of $44 million, $42 million were in an unrealized loss position for a period of less than six months. At December 31, 2007, $1 million of unrealized losses related to fixed maturity securities, with an unrealized loss position of 20% or more of amortized cost, which represented 33% of the amortized cost of such fixed maturity securities, all of which were in an unrealized loss position for a period of less than six months.

     The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities and it has the ability and intent to hold until the earlier of the recovery in value, or until maturity. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity securities of $80 million and $11 million, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                               DECEMBER 31,
                                                               ------------
                                                               2008   2007
                                                               ----   ----
SECTOR:
  U.S. corporate securities..................................    50%    64%
  Foreign corporate securities...............................    41     36
  Commercial mortgage-backed securities......................     4     --
  Residential mortgage-backed securities.....................     3     --
  Other......................................................     2     --
                                                                ---    ---
       Total.................................................   100%   100%
                                                                ===    ===
INDUSTRY:
  Finance....................................................    48%    58%
  Utility....................................................    18      7
  Consumer...................................................    15      7
  Mortgage-backed............................................     7     --
  Industrial.................................................     3     24
  Other......................................................     9      4
                                                                ---    ---
       Total.................................................   100%   100%
                                                                ===    ===



  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2008     2007     2006
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Fixed maturity securities..............................  $ (7)     $(2)     $(3)
Freestanding derivatives...............................     1       (1)      (1)
Embedded derivatives...................................   200        9       --
Other..................................................     1        1       --
                                                         ----      ---      ---
  Net investment gains (losses)........................  $195      $ 7      $(4)
                                                         ====      ===      ===



     See Note 7 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) are as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Proceeds...............................................  $212   $229   $117
                                                         ====   ====   ====
Gross investment gains.................................     1      1     --
                                                         ----   ----   ----
Gross investment losses................................    (5)    (3)    (3)
                                                         ----   ----   ----
Credit-related writedowns..............................    (3)    --     --
                                                         ----   ----   ----
  Net investment gains (losses)........................  $ (7)  $ (2)  $ (3)
                                                         ====   ====   ====



     The Company periodically disposes of fixed maturity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $3 million for the year ended December 31, 2008, all of which were consumer industry holdings.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Fixed maturity securities.............................   $49       $48       $46
Mortgage loans on real estate.........................    --        --         1
Policy loans..........................................    23        21        19
Other limited partnership interests...................     3        (1)        3
Cash and short-term investments.......................     3         5         3
Other.................................................    --         1         2
                                                         ---       ---       ---
  Total investment income.............................    78        74        74
Less: Investment expenses.............................     1         3         3
                                                         ---       ---       ---
  Net investment income...............................   $77       $71       $71
                                                         ===       ===       ===



     For the year ended December 31, 2008 there was no affiliated investment income. Affiliated investment income, included in the table above, was $1 million for both of the years ended December 31, 2007 and 2006. Affiliated investment expenses, included in the table above, were $1 million for each of the years ended December 31, 2008, 2007 and 2006. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $4 million and $3 million at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................    $21      40.4%     $ 2     100.0%
Agricultural mortgage loans...................     31      59.6       --        --
                                                  ---     -----      ---     -----
  Total mortgage loans on real estate.........    $52     100.0%     $ 2     100.0%
                                                  ===     =====      ===     =====



     Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2008, 38%, 38% and 10% of the value of the Company's mortgage loans on real estate were located in Oregon, Florida and California, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     For the years ended December 31, 2008, 2007 and 2006 there were no loan valuation allowances for mortgage loans on real estate.

  OTHER INVESTED ASSETS

     At December 31, 2008, the carrying value of loans to affiliates, tax credit partnerships and other investments, included in other invested assets, was $25 million, $14 million, and $1 million, respectively. At December 31, 2007, the Company did not have other invested assets.

     Loans to affiliates consists of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method.

  VARIABLE INTEREST ENTITIES

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                           DECEMBER 31, 2008
                                                        -----------------------
                                                        NOT PRIMARY BENEFICIARY
                                                        -----------------------
                                                                      MAXIMUM
                                                         CARRYING   EXPOSURE TO
                                                        AMOUNT(1)     LOSS(2)
                                                        ---------   -----------
                                                             (IN MILLIONS)
Fixed maturity securities, available-for-sale: (3)
  Foreign corporate securities........................     $ 5          $ 5
Other invested assets (4).............................      14           14
                                                           ---          ---
Total.................................................     $19          $19
                                                           ===          ===



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at estimated fair value within fixed maturity securities available-for-sale.

   (4) Other invested assets include tax credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $171 million and $117 million, respectively, of its total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $3 million, $5 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company did not transfer any invested assets to or from affiliates during the years ended December 31, 2008 and 2007. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, for 2006 are as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2006
                                                            -----------------
                                                              (IN MILLIONS)
Estimated fair value of assets transferred to affiliates..          $1
Amortized cost of assets transferred to affiliates........          $1


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  -------------------------------   -------------------------------
                                                CURRENT MARKET                    CURRENT MARKET
                                                 OR FAIR VALUE                     OR FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)
Foreign currency swaps..........     $10       $--        $ 4          $10       $--        $ 5
Financial forwards..............      --        --         --            5        --         --
Credit default swaps............       1        --         --           20        --         --
                                     ---       ---        ---          ---       ---        ---
  Total.........................     $11       $--        $ 4          $35       $--        $ 5
                                     ===       ===        ===          ===       ===        ===



     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                          REMAINING LIFE
                               -------------------------------------------------------------------
                                             AFTER ONE YEAR   AFTER FIVE YEARS
                               ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                   LESS           YEARS             YEARS          YEARS     TOTAL
                               -----------   --------------   ----------------   ---------   -----
                                                          (IN MILLIONS)
Foreign currency swaps.......      $--             $10               $--            $--       $10
Credit default swaps.........       --               1                --             --         1
                                   ---             ---               ---            ---       ---
  Total......................      $--             $11               $--            $--       $11
                                   ===             ===               ===            ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2008                 DECEMBER 31, 2007
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Cash flow.......................     $--       $--        $--          $--       $--        $--
Non-qualifying..................      11        --          4           35        --          5
                                     ---       ---        ---          ---       ---        ---
                                     $11       $--        $ 4          $35       $--        $ 5
                                     ===       ===        ===          ===       ===        ===



     The Company recognized insignificant net investment gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2008, 2007 and 2006.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

     For the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any net investment gains (losses) as the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                           2008   2007   2006
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Other comprehensive income (loss) balance at January 1,..   $(2)   $(3)   $(3)
Amounts reclassified to net investment gains (losses)....    --      1     --
                                                            ---    ---    ---
Other comprehensive income (loss) balance at December
  31,....................................................   $(2)   $(2)   $(3)
                                                            ===    ===    ===



     At December 31, 2008, insignificant amounts of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2009.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to minimize its exposure to adverse movements in credit; and (iii) equity variance swaps as a macro hedge on certain invested assets.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives.........................................  $1        $--       $(1)


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; and ceded reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                               DECEMBER 31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders....................  $320    $14
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefit riders...................  $104    $ 5


     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                          2008   2007   2006
                                                          ----   ----   ----
                                                             (IN MILLIONS)
Net investment gains (losses) (1).......................  $200    $9     $--

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $115 million in connection with this adjustment.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     At both December 31, 2008 and 2007, the Company was not required to pledge and was not entitled to receive any collateral related to derivative instruments.

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                     DAC
                                                                -------------
                                                                (IN MILLIONS)
Balance at January 1, 2006....................................      $1,288
  Capitalizations.............................................         118
                                                                    ------
     Subtotal.................................................       1,406
                                                                    ------
  Less: Amortization related to:
  Other expenses..............................................          93
                                                                    ------
     Total amortization.......................................          93
                                                                    ------
  Less: Other.................................................           3
                                                                    ------
Balance at December 31, 2006..................................       1,310
  Capitalizations.............................................         136
                                                                    ------
     Subtotal.................................................       1,446
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................           2
  Other expenses..............................................          95
                                                                    ------
     Total amortization.......................................          97
                                                                    ------
Balance at December 31, 2007..................................       1,349
  Capitalizations.............................................         124
                                                                    ------
     Subtotal.................................................       1,473
                                                                    ------
  Less: Amortization related to:
  Net investment gains (losses)...............................          44
  Other expenses..............................................         221
                                                                    ------
     Total amortization.......................................         265
                                                                    ------
  Less: Unrealized investment gains (losses)..................          (4)
                                                                    ------
Balance at December 31, 2008..................................      $1,212
                                                                    ======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amortization of DAC is attributed to both investment gains and losses and other expenses which are the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses provide information regarding the amount of DAC that would have been amortized if such gains and losses had been recognized.

6.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                               POLICYHOLDER
                                                             ACCOUNT BALANCES        OTHER
                                       FUTURE POLICY        -----------------     POLICYHOLDER
                                         BENEFITS              DECEMBER 31,          FUNDS
                                     ----------------       -----------------   ---------------
                                     2008        2007        2008        2007   2008       2007
                                     ----        ----       ------       ----   ----       ----
                                                            (IN MILLIONS)
Traditional life...................  $475        $451       $   --       $ --   $  9       $  9
Variable & universal life..........    65          61          489        483    394        421
Annuities..........................    66          27          536        265      1          1
Other..............................     1          --           55         46     --         --
Retirement & savings...............    --          --           16         19     --         --
Non-medical health & other.........    51          55           --         --      2          2
                                     ----        ----       ------       ----   ----       ----
  Total............................  $658        $594       $1,096       $813   $406       $433
                                     ====        ====       ======       ====   ====       ====



     Affiliated policyholder account balances, included in the table above, were less than $1 million at both December 31, 2008 and 2007.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Balance at January 1,................................  $ 42       $39       $33
Capitalization.......................................     8         9         8
Amortization.........................................   (10)       (6)       (2)
                                                       ----       ---       ---
Balance at December 31,..............................  $ 40       $42       $39
                                                       ====       ===       ===



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $7,136 million and $10,904 million at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $387 million, $357 million and $348 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     For each of the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Balance at January 1,.................................  $ 22     $ 21     $ 50
  Less: Reinsurance recoverables......................   (18)     (17)     (46)
                                                        ----     ----     ----
Net balance at January 1,.............................     4        4        4
                                                        ----     ----     ----
Incurred related to:
  Current year........................................     2        1        2
  Prior years.........................................    (1)      --       (1)
                                                        ----     ----     ----
                                                           1        1        1
                                                        ----     ----     ----
Paid related to:
  Current year........................................    --       --       --
  Prior years.........................................    (1)      (1)      (1)
                                                        ----     ----     ----
                                                          (1)      (1)      (1)
                                                        ----     ----     ----
Net balance at December 31,...........................     4        4        4
  Add: Reinsurance recoverables.......................    17       18       17
                                                        ----     ----     ----
Balance at December 31,...............................  $ 21     $ 22     $ 21
                                                        ====     ====     ====



     During 2008 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $1 million for both years, due to improved loss ratios for non-medical health claim liabilities and improved claims management. During 2007 there was no change to claims and claim adjustment expenses associated with prior years.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2008                             2007
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value................     $   2,993             N/A        $   3,659             N/A
Net amount at risk (2)................     $     705 (3)         N/A        $       7 (3)         N/A
Average attained age of
  contractholders.....................      60 years             N/A         59 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value................     $   1,871       $   2,249        $   2,869       $   2,886
Net amount at risk (2)................     $     737 (3)   $   1,023 (4)    $      61 (3)   $      34(4)
Average attained age of
  contractholders.....................      61 years        58 years         60 years        58 years



                                                                    DECEMBER 31,
                                                             --------------------------
                                                                2008            2007
                                                             ----------      ----------
                                                              SECONDARY       SECONDARY
                                                             GUARANTEES      GUARANTEES
                                                             ----------      ----------
                                                                    (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
  Account value (general and separate account).............   $   1,734       $   2,860
  Net amount at risk (2)...................................   $  25,520 (3)   $  27,377 (3)
  Average attained age of policyholders....................    48 years        47 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND
                                              ANNUITY CONTRACTS       VARIABLE LIFE
                                         --------------------------     CONTRACTS
                                         GUARANTEED     GUARANTEED    -------------
                                            DEATH     ANNUITIZATION     SECONDARY
                                          BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                         ----------   -------------   -------------   -----
                                                            (IN MILLIONS)
Balance at January 1, 2006.............      $ 2           $--             $ 1         $ 3
Incurred guaranteed benefits...........       (1)           --              --          (1)
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2006...........        1            --               1           2
Incurred guaranteed benefits...........       --             3              --           3
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2007...........        1             3               1           5
Incurred guaranteed benefits...........        3            19               1          23
Paid guaranteed benefits...............       --            --              --          --
                                             ---           ---             ---         ---
Balance at December 31, 2008...........      $ 4           $22             $ 2         $28
                                             ===           ===             ===         ===



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $21 million, $4 million and $3 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Mutual Fund Groupings
  Equity..................................................  $3,005   $5,674
  Balanced................................................   1,610    1,646
  Bond....................................................     711      899
  Money Market............................................     336      292
  Specialty...............................................      65      112
                                                            ------   ------
     Total................................................  $5,727   $8,623
                                                            ======   ======



7.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, the Company changed its retention practices for certain individual life insurance. The amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company also reinsures 100% of the living and death benefit riders associated with its variable annuities issued since 2001 with an affiliate reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                        2008   2007    2006
                                                        ----   ----   -----
                                                           (IN MILLIONS)
PREMIUMS:
  Direct premiums.....................................  $137   $153   $ 183
  Reinsurance assumed.................................    --     --      14
  Reinsurance ceded...................................   (64)   (73)   (101)
                                                        ----   ----   -----
     Net premiums.....................................  $ 73   $ 80   $  96
                                                        ====   ====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type product
     policy fees......................................  $611   $608   $ 572
  Reinsurance ceded...................................   (58)   (62)    (51)
                                                        ----   ----   -----
     Net universal life and investment-type product
       policy fees....................................  $553   $546   $ 521
                                                        ====   ====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims.............  $266   $209   $ 236
  Reinsurance assumed.................................    --     --       7
  Reinsurance ceded...................................   (96)   (67)   (101)
                                                        ----   ----   -----
     Net policyholder benefits and claims.............  $170   $142   $ 142
                                                        ====   ====   =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                              DECEMBER 31,
                                                              -----------
                                                              2008   2007
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables..........................  $157   $139
Deposit recoverables........................................    35     30
Claim recoverables..........................................    11      7
All other recoverables......................................     3      3
                                                              ----   ----
  Total.....................................................  $206   $179
                                                              ====   ====
AFFILIATED RECOVERABLES:
Future policy benefit recoverables..........................  $347   $ 34
Deposit recoverables........................................    55     46
Claim recoverables..........................................     1      1
All other recoverables......................................     2     --
                                                              ----   ----
  Total.....................................................  $405   $ 81
                                                              ====   ====



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers. The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $10 million of unaffiliated reinsurance recoverable balances secured by funds held in trust as collateral, $25 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $1 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances, except $55 million of deposit recoverables, are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $122 million, or 59%, of its total unaffiliated reinsurance recoverable balance of $206 million at December 31, 2008. Of these reinsurance recoverable balances, $25 million were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $38 million and $30 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $10 million and $8 million at December 31, 2008 and 2007, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries including MLIC, Exeter Reassurance Company, Ltd. and MetLife Reinsurance Company of Vermont. The Company also has reinsurance agreements with Reinsurance Group of America, Incorporated, ("RGA") a former affiliate, which was split-off from MetLife in September 2008. The table below includes amounts related to transactions with RGA through the date of the split-off.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table reflects related party reinsurance information:

                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                           --------------------
                                                           2008    2007    2006
                                                           ----    ----    ----
                                                               (IN MILLIONS)
Assumed benefits, included in policyholder benefits and
  claims.................................................   $--     $--     $ 1
Ceded premiums...........................................   $ 6     $ 7     $ 3
Ceded fees, included in universal life and investment-
  type product policy fees...............................   $22     $28     $24
Income from deposit contracts, included in other
  revenues...............................................   $ 1     $ 1     $ 1
Ceded benefits, included in policyholder benefits and
  claims.................................................   $33     $ 8     $16
Ceded benefits, included in interest credited to
  policyholder account balances..........................   $ 2     $ 2     $ 2
Interest costs on ceded reinsurance, included in other
  expenses...............................................   $ 1     $(2)    $(1)


     The Company has ceded risks to an affiliate related to guaranteed minimum benefit riders written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The embedded derivatives associated with the cessions are included within premiums and other receivables and were assets of $319 million and $14 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006, net investment gains (losses) included $305 million, $17 million, and ($5) million, respectively, in changes in fair value of such embedded derivatives.

8.  LONG-TERM DEBT -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matures on February 28, 2011 and bears interest at 0.50% per annum. The Company has not exercised its right to sell or repledge the collateral.

9.  INCOME TAX

     The provision for income tax is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Current:
  Federal.............................................   $(8)      $17       $(8)
  State and local.....................................    --         1         1
                                                         ---       ---       ---
  Subtotal............................................    (8)       18        (7)
                                                         ---       ---       ---
Deferred:
  Federal.............................................    67         9        16
                                                         ---       ---       ---
Provision for income tax..............................   $59       $27       $ 9
                                                         ===       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2008     2007     2006
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Tax provision at U.S. statutory rate..................  $ 73     $ 48     $ 37
Tax effect of:
  Tax-exempt investment income........................   (16)     (25)     (24)
  Prior year tax......................................     2        4       (6)
  Other, net..........................................    --       --        2
                                                        ----     ----     ----
Provision for income tax..............................  $ 59     $ 27     $  9
                                                        ====     ====     ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                              ------------
                                                               2008   2007
                                                              -----   ----
                                                                   (IN
                                                                MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $ 187   $315
  Employee benefits.........................................      5      6
  Deferred intercompany losses..............................     10     10
  Net unrealized investment losses..........................     23     --
  Other, net................................................     16      7
                                                              -----   ----
                                                                241    338
  Less: Valuation allowance.................................     10     10
                                                              -----   ----
                                                                231    328
                                                              -----   ----
Deferred income tax liabilities:
  Investments...............................................      1      4
  DAC.......................................................    341    392
  Net unrealized investment gains...........................     --      1
                                                              -----   ----
                                                                342    397
                                                              -----   ----
Net deferred income tax liability...........................  $(111)  $(69)
                                                              =====   ====



     The Company recorded a valuation allowance related to a deferred intercompany loss from the sale prior to 2003 of Exeter Reassurance Company, Ltd. to MetLife within the same consolidated group. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for deferred intercompany losses will not be realized.

     The Company has not recorded a valuation allowance against the deferred tax asset of $23 million recognized in connection with unrealized investment losses at December 31, 2008. The Company has the intent and ability to hold such securities until their recovery or maturity and the Company has available to it tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company participates in a tax sharing agreement with MetLife. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to
(from) MetLife to the extent that their incomes (losses and other credits) contribute to (reduce)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Pursuant to the tax sharing agreement, the amount due to (from) affiliates is ($31) million and ($13) million as of December 31, 2008 and 2007, respectively. The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48, the Company recognized a $10 million decrease in the liability for unrecognized tax benefits, a $3 million decrease in the interest liability for unrecognized tax benefits, and a corresponding increase to the January 1, 2007 balance of retained earnings of $13 million.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $16 million and $24 million, respectively, related to the separate account DRD.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Wilmington Shipping Company ("WSC") and two of its employees have sued the Company for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that the Company advised the investment of pension plan funds in a Developmental Property (real estate) account that it claims caused plan losses of over $2 million. WSC also alleges that the Company failed to give appropriate investment and plan termination advice. The Company's motion for summary judgment was granted. The plaintiffs appealed to the U.S. Court of Appeals for the 4th Circuit. In August 2007, the 4th Circuit affirmed in part and reversed in part the lower court's decision and remanded the matter for further proceedings.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES conduct investigations, serve subpoenas, or make other inquiries concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2008, 2007 and 2006. At both December 31, 2008 and 2007, the Company maintained a liability of $375 thousand and a related asset for premium tax offsets of $282 thousand for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at December 31, 2008 and 2007, an asset related to paid assessments representing currently available premium tax offsets of $124 thousand and $118 thousand, respectively.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                                                    GROSS
                                                                    RENTAL
                                                                   PAYMENTS
                                                                -------------
                                                                (IN MILLIONS)
2009..........................................................       $14
2010..........................................................       $13
2011..........................................................       $ 9
2012..........................................................       $ 6
2013..........................................................       $ 3
Thereafter....................................................       $ 1


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $8 million at December 31, 2008. The Company did not have unfunded commitments at December 31, 2007. The Company anticipates that these amounts will be invested in partnerships over the next five years.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $34 million at December 31, 2008. There were no mortgage loan commitments at December 31, 2007.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $45 million, with a cumulative maximum of $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liabilities at both December 31, 2008 and 2007 for indemnities, guarantees and commitments were insignificant.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the obligations result from benefits calculated with the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets. The Company's share of pension expense was $4 million, $4 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company's share of postretirement expense was less than $1 million for both of the years ended December 2008 and 2007, and $2 million for the year ended December 31, 2006. The combined allocated pension and other postretirement benefit expense is included in the accompanying consolidated income statements.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosure below. The Company made contributions of $2 million, less than $1 million and $10 million for the years ended December 31, 2008, 2007 and 2006, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan along with the related net periodic pension expense, are included in the accompanying consolidated financial statements and disclosures below.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. Upon adoption of SFAS 158, the Company recognized as an adjustment to accumulated other comprehensive loss, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans.

                                                            DECEMBER 31, 2006
                                            -------------------------------------------------
                                                         ADDITIONAL
                                                           MINIMUM
                                                PRE        PENSION   ADOPTION OF      POST
                                              SFAS 158    LIABILITY    SFAS 158     SFAS 158
BALANCE SHEET CAPTION                       ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
---------------------                       -----------  ----------  -----------  -----------
                                                              (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost....................................      $(21)        $--         $ --         $(21)
Other liabilities: Accrued postretirement
  benefit cost............................      $ (7)         --          (16)        $(23)
                                                             ---         ----
Accumulated other comprehensive loss,
  before income tax:
  Defined benefit plans...................                    --          (16)        $(16)
Deferred income tax.......................                    --            6
                                                             ---         ----
Accumulated other comprehensive loss, net
  of income tax:
  Defined benefit plans...................                   $--         $(10)        $(10)
                                                             ===         ====



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

     The aggregate projected benefit obligations and aggregate fair value of plan assets for the pension plans were as follows:

                                                            DECEMBER 31,
                                                     -------------------------
                                                                      OTHER
                                                                   POSTRETIRE-
                                                       PENSION         MENT
                                                       BENEFITS      BENEFITS
                                                     -----------   -----------
                                                     2008   2007   2008   2007
                                                     ----   ----   ----   ----
                                                           (IN MILLIONS)
Change in projected benefit obligation:
Benefit obligation at beginning of year............  $ 29   $ 21   $ 24   $ 23
  Service cost.....................................     1     --     --      1
  Interest cost....................................     2      2      2      1
  Plan participants' contributions.................    --     --      4      3
  Net actuarial (gains) losses.....................     5      1     --     (1)
  Change in benefits...............................     1      6     --     --
  Benefits paid....................................    (1)    (1)    (5)    (3)
                                                     ----   ----   ----   ----
Benefit obligation at end of year..................    37     29     25     24
                                                     ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year.....    --     --     --     --
  Actual return on plan assets.....................    --     --     --     --
  Employer contribution............................     1      1     --     --
  Benefits paid....................................    (1)    (1)    --     --
                                                     ----   ----   ----   ----
Fair value of plan assets at end of year...........    --     --     --     --
                                                     ----   ----   ----   ----
Funded status at end of year.......................  $(37)  $(29)  $(25)  $(24)
                                                     ====   ====   ====   ====
Amounts recognized in consolidated balance sheet
  consist of:
  Other liabilities................................  $(37)  $(29)  $(25)  $(24)
                                                     ====   ====   ====   ====
Accumulated other comprehensive loss:
  Net actuarial (gains) losses.....................  $  5   $ --   $ (4)  $ (4)
  Prior service cost (credit)......................     1      1     16     18
                                                     ----   ----   ----   ----
                                                        6      1     12     14
  Deferred income tax..............................    (2)    --     (4)    (5)
                                                     ----   ----   ----   ----
                                                     $  4   $  1   $  8   $  9
                                                     ====   ====   ====   ====



     The accumulated benefit obligation for the defined benefit pension plan was $34 million and $28 million at December 31, 2008 and 2007, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                               DECEMBER 31,
                                                               -----------
                                                               2008   2007
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Projected benefit obligation.................................   $37    $29
Accumulated benefit obligation...............................   $34    $28
Fair value of plan assets....................................   $--    $--


     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2008 and 2007.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                                               OTHER
                                                                          POSTRETIREMENT
                                                    PENSION BENEFITS         BENEFITS
                                                   ------------------   ------------------
                                                   2008   2007   2006   2008   2007   2006
                                                   ----   ----   ----   ----   ----   ----
                                                                (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost...................................   $ 1    $--    $ 1    $--    $ 1    $1
  Interest cost..................................     2      2      1      2      1     2
  Amortization of prior service cost.............     2      5     --      2      2     2
                                                    ---    ---    ---    ---    ---    --
     Net periodic benefit cost...................   $ 5    $ 7    $ 2    $ 4    $ 4    $5
                                                    ---    ---    ===    ---    ---    ==
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS
  RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)
  Net acturial (gains) losses....................     4     --            --     --
  Prior service cost (credit)....................     1      6             2     --
  Amortization of prior service (cost) credit....    (2)    (5)           (2)    (2)
                                                    ---    ---           ---    ---
     Total recognized in other comprehensive
       income (loss).............................     3      1            --     (2)
                                                    ---    ---           ---    ---
     Total recognized in net periodic benefit
       cost and other comprehensive income
       (loss)....................................   $ 8    $ 8           $ 4    $ 2
                                                    ===    ===           ===    ===



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits which resulted in a reduction of other comprehensive income of $3 million ($2 million, net of income tax).

     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive loss into net periodic benefit over the next year are less than $1 million.

     The estimated net actuarial gains and prior service cost for the defined benefit postretirement plans that will be amortized from accumulated other comprehensive loss into net periodic benefit cost over the next year are less than $1 million and $2 million, respectively.

     In 2004, the Company adopted the guidance in FSP 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during 2007. The reduction in the accumulated postretirement obligation was $1 million for both of the years ended December 31, 2008 and 2007. The reduction of the net periodic postretirement benefit cost resulting from the Prescription Drug Act was less than $1 million for each of the years ended December 31, 2008, 2007 and 2006.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company did not receive any subsidies for the year ended December 31, 2008.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2008   2007   2008     2007
                                                     ----   ----   ----     ----
Weighted average discount rate.....................  6.60%  6.65%  6.60%    6.65%
Rate of compensation increase......................  5.00%  4.00%   N/A      N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                            ---------------------------------------
                                                                        OTHER
                                                                   POSTRETIREMENT
                                             PENSION BENEFITS         BENEFITS
                                            ------------------   ------------------
                                            2008   2007   2006   2008   2007   2006
                                            ----   ----   ----   ----   ----   ----
Weighted average discount rate............  6.65%  6.00%  5.80%  6.65%  6.00%  5.80%
Expected rate of return on plan assets....   N/A    N/A    N/A    N/A    N/A    N/A
Rate of compensation increase.............  4.00%  4.00%  4.00%   N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed healthcare cost trend rates used in measuring the accumulated postretirement benefit obligation and net periodic benefit cost were as follows:

                                                     DECEMBER 31,
                              ----------------------------------------------------------
                                          2008                          2007
                              ----------------------------  ----------------------------
Pre-Medicare eligible claims  8.8% down to 5.8% in 2018     8.5% down to 5% in 2014 and
                              and gradually decreasing      remaining constant
                              until 2079 reaching the       thereafter
                              ultimate rate of 4.1%
Medicare eligible claims      8.8% down to 5.8% in 2018     10.5% down to 5% in 2018 and
                              and gradually decreasing      remaining constant
                              until 2079 reaching the       thereafter
                              ultimate rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN THOUSANDS)
Effect on total service and interest cost
  components.........................................      $ 57         $ (51)
Effect on accumulated postretirement benefit
  obligation.........................................      $519         $(480)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CASH FLOWS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2009, the Company anticipates making a contribution of $2 million to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. It is the Company's practice to use its general assets to pay claims as they come due. Total payments were $5 million and $3 million for the years ended December 31, 2008 and 2007, respectively.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                        OTHER POSTRETIREMENT BENEFITS
                                                     ----------------------------------
                                           PENSION              PRESCRIPTION
                                          BENEFITS    GROSS    DRUG SUBSIDIES     NET
                                          --------   -------   --------------   -------
                                                          (IN THOUSANDS)
2009....................................   $ 2,195   $ 2,140        $(470)      $ 1,670
2010....................................   $ 2,492   $ 2,156        $(506)      $ 1,650
2011....................................   $ 2,643   $ 2,190        $  --       $ 2,190
2012....................................   $ 2,477   $ 2,088        $  --       $ 2,088
2013....................................   $ 2,500   $ 2,059        $  --       $ 2,059
2014-2018...............................   $14,308   $10,656        $  --       $10,656


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees, under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2008, 2007 and 2006.

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of NELICO.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $28 million, $122 million and $109 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed, was $469 million and $544 million at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner"), if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of: (i) 10% of NELICO's statutory surplus as of the end of the immediately preceding calendar year; or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. The maximum amount of dividends NELICO may pay to MLIC in 2009 without prior regulatory approval is $19 million.

     NELICO paid an ordinary common stock dividend of $94 million to MLIC during the year ended December 31, 2008. NELICO paid no common stockholder dividends for the years ended December 31, 2007 and 2006.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year...........................................  $(77)      $ 1       $(7)
Income tax effect of holding gains (losses)..........    27        --         3
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.............................     7        --         2
  Amortization of premiums and accretion of discounts
     associated with investments.....................    (1)        1        --
Income tax effect....................................    (2)       (1)       (1)
Allocation of holding losses on investments relating
  to other policyholder amounts......................     4        --        --
Income tax effect of allocation of holding losses to
  other policyholder amounts.........................    (1)       --        --
                                                       ----       ---       ---
Net unrealized investment gains (losses), net of
  income tax.........................................   (43)        1        (3)
Defined benefit plan adjustment, net of income tax...    (2)       --        --
                                                       ----       ---       ---
Other comprehensive income (loss)....................  $(45)      $ 1       $(3)
                                                       ====       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                        2008    2007    2006
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Compensation.........................................  $  22   $  54   $  54
Commissions..........................................    119     154     128
Interest and dividends...............................     --      --       2
Amortization of DAC..................................    265      97      93
Capitalization of DAC................................   (124)   (136)   (118)
Insurance tax, license and fees......................     16      16      17
Agency allowances....................................     76      63      58
Sub-advisory fees and related expenses...............    164     169     155
Minority interest....................................     --      --       4
Other................................................     70      90      93
                                                       -----   -----   -----
  Total other expenses...............................  $ 608   $ 507   $ 486
                                                       =====   =====   =====



     For the years ended December 31, 2008, 2007 and 2006, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 7. See also Note 15 for discussion of affiliated expenses included in the table above.

     See Note 5 for a rollforward of DAC including impacts of amortization and capitalization.

14.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets:
  Fixed maturity securities......................               $821        $821
  Mortgage loans on real estate..................               $  2        $  2
  Policy loans...................................               $411        $411
  Short-term investments.........................               $123        $123
  Cash...........................................               $ 51        $ 51
  Accrued investment income......................               $ 20        $ 20
Liabilities:
  Policyholder account balances..................               $329        $318


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities -- The estimated fair values of publicly held fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage Loans on Real Estate -- Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Short-term Investments -- The estimated fair values for cash and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including credit default and foreign currency swaps are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                   NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                   AMOUNT      VALUE    FAIR VALUE
-----------------                                  --------   --------   ----------
                                                             (IN MILLIONS)
Assets:
  Fixed maturity securities......................              $  921      $  921
  Mortgage loans on real estate..................              $   52      $   52
  Policy loans...................................              $  405      $  575
  Short-term investments.........................              $  186      $  186
  Other invested assets: (1)
     Derivative assets...........................     $ 1      $   --      $   --
     Other.......................................              $   25      $   25
  Cash...........................................              $   10      $   10
  Accrued investment income......................              $   21      $   21
  Premiums and other receivables (1).............              $   90      $   76
  Separate account assets........................              $7,136      $7,136
  Net embedded derivatives within asset host
     contracts (2)...............................              $  320      $  320
Liabilities:
  Policyholder account balances (1)..............              $   74      $   62
  Long-term debt -- affiliated...................              $   25      $   25
  Other liabilities: (1)
     Derivative liabilities......................     $10      $    4      $    4
     Other.......................................              $   25      $   25
  Separate account liabilities (1)...............              $  357      $  357
  Net embedded derivatives within liability host
     contracts (2)...............................              $  104      $  104
Commitments: (3)
  Mortgage loan commitments......................     $34      $   --      $    1


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities -- When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans on Real Estate -- The Company originates mortgage loans on real estate principally for investment purposes. These loans are primarily carried at amortized cost within the consolidated financial statements. The fair value for mortgage loans on real estate is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of investments in tax credit partnerships and loans to affiliates. Investments in tax credit partnerships, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The estimated fair value of loans to affiliates is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash -- In light of recent market conditions, cash has been monitored to ensure there is sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, hedge funds and cash. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of cash held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES swap valuation models and observable market inputs that take into consideration publicly available information relating to the Company's claims paying ability.

     Affiliated Long-term Debt -- The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of other companies with similar types of borrowing arrangements.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of freestanding derivatives with negative estimated fair values; tax and litigation contingency liabilities; obligations for employee-related benefits; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist of amounts payable under certain assumed reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity riders and certain affiliated ceded reinsurance contracts related to such variable annuity riders. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the consolidated financial statements and respective changes in estimated fair value could materially affect net income.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The fair value of assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                DECEMBER 31, 2008
                                       ------------------------------------------------------------------
                                          FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                       -----------------------------------------------------
                                        QUOTED PRICES IN
                                       ACTIVE MARKETS FOR   SIGNIFICANT OTHER    SIGNIFICANT
                                        IDENTICAL ASSETS        OBSERVABLE      UNOBSERVABLE      TOTAL
                                         AND LIABILITIES          INPUTS           INPUTS       ESTIMATED
                                            (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                       ------------------   -----------------   ------------   ----------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities..........        $   --               $  423            $ 12         $  435
  Residential mortgage-backed
     securities......................            --                  217              --            217
  Foreign corporate securities.......            --                  140              23            163
  U.S. Treasury/agency securities....             4                   48              --             52
  Commercial mortgage-backed
     securities......................            --                   38              --             38
  Foreign government securities......            --                   11              --             11
  State and political subdivision
     securities......................            --                    5              --              5
                                             ------               ------            ----         ------
     Total fixed maturity
       securities....................             4                  882              35            921
                                             ------               ------            ----         ------
Short-term investments (1)...........            --                  171              --            171
Net embedded derivatives within asset
  host contracts (2).................            --                   --             320            320
Separate account assets (3)..........         7,122                   14              --          7,136
                                             ------               ------            ----         ------
  Total assets.......................        $7,126               $1,067            $355         $8,548
                                             ======               ======            ====         ======
LIABILITIES
Derivative liabilities (4)...........        $   --               $    4            $ --         $    4
Net embedded derivatives within
  liability host contracts (2).......            --                   --             104            104
                                             ------               ------            ----         ------
                                             $   --               $    4            $104         $  108
                                             ======               ======            ====         ======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheet because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances.

   (3) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

   (4) Derivatives liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, state and political subdivision securities and foreign government securities. Short-term investments included within Level 2 are of a similar nature to these fixed maturity securities. As it relates to derivatives, this category includes derivatives for which all the inputs used are observable; including foreign currency swaps and credit default swaps. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies and primarily include: U.S. and foreign corporate securities -- including below investment grade private placements. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders as well as those on the cession of the risks associated with those riders to affiliates.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                    FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                 ------------------------------------------------------------------------------------------------------------
                                                          TOTAL REALIZED/UNREALIZED
                                                         GAINS (LOSSES) INCLUDED IN:      PURCHASES,      TRANSFER
                                                       ------------------------------       SALES,           IN      BALANCE,
                   BALANCE,     IMPACT OF    BALANCE,                       OTHER         ISSUANCES        AND/OR       END
                 DECEMBER 31,    SFAS 157   BEGINNING                   COMPREHENSIVE        AND           OUT OF       OF
                     2007      ADOPTION(1)  OF PERIOD  EARNINGS (2, 3)  INCOME (LOSS)  SETTLEMENTS (4)  LEVEL 3 (5)   PERIOD
                 ------------  -----------  ---------  ---------------  -------------  ---------------  -----------  --------
                                                                (IN MILLIONS)

Fixed maturity
  securities...       $47          $--         $47           $ (3)           $(15)            $5            $ 1        $ 35
Net embedded
  derivatives
  (6)..........         9           11          20            189              --              7             --         216

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was an $11 million increase to net assets. Such amount was also impacted by a decrease to DAC of $4 million for a total impact of $7 million on Level 3 assets and liabilities and the total net impact of the adoption of SFAS 157, as described in Note 1.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses. Lapses associated with embedded derivatives are included with the earnings caption of total gains/losses.

   (3) Interest accruals, as well as cash interest coupons, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                         TOTAL GAINS AND LOSSES
                                                  -----------------------------------
                                                           CLASSIFICATION OF
                                                   REALIZED/UNREALIZED GAINS (LOSSES)
                                                          INCLUDED IN EARNINGS
                                                  -----------------------------------
                                                      NET            NET
                                                  INVESTMENT     INVESTMENT
                                                    INCOME     GAINS (LOSSES)   TOTAL
                                                  ----------   --------------   -----
                                                             (IN MILLIONS)
Fixed maturity securities.......................      $--           $ (3)        $ (3)
Net embedded derivatives........................       --            189          189


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                      CHANGES IN UNREALIZED GAINS
                                                                (LOSSES)
                                                   RELATING TO ASSETS AND LIABILITIES
                                                       HELD AT DECEMBER 31, 2008
                                                  -----------------------------------
                                                      NET            NET
                                                  INVESTMENT     INVESTMENT
                                                    INCOME     GAINS (LOSSES)   TOTAL
                                                  ----------   --------------   -----
                                                             (IN MILLIONS)
Fixed maturity securities.......................      $--           $ (3)        $ (3)
Net embedded derivatives........................       --            190          190


15.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $30 million, $18 million and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

$7 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $14 million, $28 million and $29 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $3 million, $1 million and $3 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively. The Company received fees for this service of $98 million, $59 million and $46 million, included in other expenses, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into service agreements with MetLife Investors Distribution Company ("MDC"), in which the Company agrees to provide certain administrative services to MDC. MDC agrees to compensate the Company for the administrative services provided in accordance with the terms of the agreements. The Company received fee revenue of $5 million and $4 million, included in other revenues, for the years ended December 31, 2008 and 2007, respectively. There where no services provided under this agreement, for the year ended December 31, 2006.

     The Company has entered into an investment service agreement with several affiliates, in which the Company provides investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the affiliates. Per the agreement, the net profit or loss of the Company is allocated to the affiliates resulting in expenses of $80 million, $88 million and $70 million included in other expense for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company has entered into an investment service agreement with an affiliate in which the affiliate provides investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the affiliate is allocated to the Company resulting in revenue of $6 million, $4 million and $6 million included in universal life and investment-type product policy fees, for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net receivables (payables) from (to) affiliates of $39 million and ($2) million at December 31, 2008 and 2007, respectively, related to the items discussed above. These receivables (payables) exclude affiliated reinsurance balances discussed in Note 7.

     See Notes 3, 6, and 8 for additional related party transactions.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 3, 2009

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2008         2007
                                                                --------     --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $135,428 and $148,865,
     respectively)............................................  $122,229     $152,266
  Equity securities available-for-sale, at estimated fair
     value (cost: $2,931 and $3,897, respectively)............     2,298        4,167
  Trading securities, at estimated fair value (cost: $281 and
     $456, respectively)......................................       277          457
  Mortgage and consumer loans, net............................    42,105       39,180
  Policy loans................................................     7,881        7,677
  Real estate and real estate joint ventures held-for-
     investment...............................................     6,255        5,484
  Real estate held-for-sale...................................         1           39
  Other limited partnership interests.........................     4,732        4,945
  Short-term investments......................................     7,598          603
  Other invested assets.......................................     9,916        4,375
                                                                --------     --------
     Total investments........................................   203,292      219,193
Cash and cash equivalents.....................................    10,279        1,927
Accrued investment income.....................................     2,079        2,451
Premiums and other receivables................................    28,290       24,077
Deferred policy acquisition costs and value of business
  acquired....................................................    10,871        8,628
Current income tax recoverable................................        75           --
Deferred income tax assets....................................     2,557           --
Other assets..................................................     4,517        6,361
Assets of subsidiaries held-for-sale..........................        --       22,037
Separate account assets.......................................    72,259       89,703
                                                                --------     --------
     Total assets.............................................  $334,219     $374,377
                                                                ========     ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $ 98,183     $ 93,752
  Policyholder account balances...............................    93,308       81,003
  Other policyholder funds....................................     5,483        5,535
  Policyholder dividends payable..............................     1,023          991
  Policyholder dividend obligation............................        --          789
  Short-term debt.............................................       414          357
  Long-term debt..............................................     2,722        2,687
  Current income tax payable..................................        --          359
  Deferred income tax liability...............................        --          985
  Payables for collateral under securities loaned and other
     transactions.............................................    18,649       28,952
  Other liabilities...........................................    29,433       28,005
  Liabilities of subsidiaries held-for-sale...................        --       19,958
  Separate account liabilities................................    72,259       89,703
                                                                --------     --------
     Total liabilities........................................   321,474      353,076
                                                                --------     --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)

STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  both December 31, 2008 and 2007.............................         5            5
Additional paid-in capital....................................    14,437       14,426
Retained earnings.............................................     7,298        5,529
Accumulated other comprehensive income (loss).................    (8,995)       1,341
                                                                --------     --------
     Total stockholder's equity...............................    12,745       21,301
                                                                --------     --------
     Total liabilities and stockholder's equity...............  $334,219     $374,377
                                                                ========     ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                           2008      2007      2006
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,444   $16,435   $15,936
Universal life and investment-type product policy
  fees.................................................    2,285     2,246     2,183
Net investment income..................................   11,122    12,582    11,518
Other revenues.........................................    1,882       934       833
Net investment gains (losses)..........................    3,472      (287)     (834)
                                                         -------   -------   -------
  Total revenues.......................................   37,205    31,910    29,636
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,699    18,275    17,647
Interest credited to policyholder account balances.....    3,181     3,515     2,993
Policyholder dividends.................................    1,716     1,687     1,671
Other expenses.........................................    6,582     5,127     5,096
                                                         -------   -------   -------
  Total expenses.......................................   32,178    28,604    27,407
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    5,027     3,306     2,229
Provision for income tax...............................    1,651     1,054       557
                                                         -------   -------   -------
Income from continuing operations......................    3,376     2,252     1,672
Income (loss) from discontinued operations, net of
  income tax...........................................     (289)      180       254
                                                         -------   -------   -------
Net income.............................................  $ 3,087   $ 2,432   $ 1,926
                                                         =======   =======   =======




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                         ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                                         (LOSS)
                                                                        ---------------------------------------
                                                                              NET         FOREIGN      DEFINED
                                                  ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT
                                          COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS
                                           STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT    TOTAL
                                          ------  ----------  --------  --------------  -----------  ----------  --------
Balance at January 1, 2006..............    $ 5    $ 13,808    $ 2,749      $ 1,809        $ 137       $   (41)  $ 18,467
Treasury stock transactions, net -- by
  subsidiary............................                 12                                                            12
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                489                                                           489
Excess tax benefits related to stock-
  based compensation....................                 34                                                            34
Dividends on common stock...............                          (863)                                              (863)
Comprehensive income:
  Net income............................                         1,926                                              1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (20)                                  (20)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                        (93)                                  (93)
     Foreign currency translation
       adjustments, net of income tax...                                                       7                        7
     Additional minimum pension
       liability adjustment, net of
       income tax.......................                                                                   (18)       (18)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                             (124)
                                                                                                                 --------
  Comprehensive income..................                                                                            1,802
                                                                                                                 --------
  Adoption of SFAS 158, net of income
     tax................................                                                                  (749)      (749)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2006............      5      14,343      3,812        1,696          144          (808)    19,192
Cumulative effect of changes in
  accounting principles, net of income
  tax (Note 1)..........................                          (215)                                              (215)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at January 1, 2007..............      5      14,343      3,597        1,696          144          (808)    18,977
Treasury stock transactions, net -- by
  subsidiary............................                 10                                                            10
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                  7                                                             7
Excess proceeds received on sale of
  interests in affiliate (Note 15)......                 30                                                            30
Excess tax benefits related to stock-
  based compensation....................                 36                                                            36
Dividends on common stock...............                          (500)                                              (500)
Comprehensive income:
  Net income............................                         2,432                                              2,432
  Other comprehensive income:
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (15)                                  (15)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                       (339)                                 (339)
     Foreign currency translation
       adjustments, net of income tax...                                                     139                      139
     Defined benefit plans adjustment,
       net of income tax................                                                                   524        524
                                                                                                                 --------
     Other comprehensive income.........                                                                              309
                                                                                                                 --------
  Comprehensive income..................                                                                            2,741
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2007............      5      14,426      5,529        1,342          283          (284)    21,301
Treasury stock transactions, net -- by
  subsidiary............................                (11)                                                          (11)
Capital contributions from MetLife, Inc.
  (Note 15).............................                 13                                                            13
Excess tax benefits related to stock-
  based compensation....................                  9                                                             9
Dividend of interests in subsidiary
  (Note 2)..............................                        (1,318)                                            (1,318)
Comprehensive loss:
  Net income............................                         3,087                                              3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        272                                   272
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                     (9,315)                               (9,315)
     Foreign currency translation
       adjustments, net of income tax...                                                    (140)                    (140)
     Defined benefit plans adjustment,
       net of income tax................                                                                (1,153)    (1,153)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                          (10,336)
                                                                                                                 --------
  Comprehensive loss....................                                                                           (7,249)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2008............     $5     $14,437    $ 7,298     $ (7,701)       $ 143      $ (1,437)  $ 12,745
                                            ===    ========    =======     ========        =====      ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                          2008       2007       2006
                                                        --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................  $  3,087   $  2,432   $  1,926
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses..............       258        368        308
  Amortization of premiums and accretion of discounts
     associated with investments, net.................      (660)      (592)      (467)
  (Gains) losses from sales of investments and
     businesses, net..................................    (2,868)       420        687
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership
     interests........................................       524       (433)      (376)
  Interest credited to policyholder account balances..     3,289      3,777      3,247
  Universal life and investment-type product policy
     fees.............................................    (2,285)    (2,246)    (2,183)
  Change in accrued investment income.................       316       (201)      (295)
  Change in premiums and other receivables............    (1,734)       228     (3,565)
  Change in deferred policy acquisition costs, net....      (100)      (598)      (672)
  Change in insurance-related liabilities.............     5,117      4,022      3,743
  Change in trading securities........................        74        188       (196)
  Change in income tax payable........................       630        715        144
  Change in other assets..............................     2,828       (232)       772
  Change in other liabilities.........................     1,827     (1,309)     1,109
  Other, net..........................................       161         51        (37)
                                                        --------   --------   --------
Net cash provided by operating activities.............    10,464      6,590      4,145
                                                        --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities........................    68,089     73,576     73,351
     Equity securities................................     2,140      1,265        858
     Mortgage and consumer loans......................     5,238      8,085      7,632
     Real estate and real estate joint ventures.......       159        503        847
     Other limited partnership interests..............       404        764      1,253
  Purchases of:
     Fixed maturity securities........................   (56,251)   (73,375)   (90,163)
     Equity securities................................    (1,094)    (2,204)      (731)
     Mortgage and consumer loans......................    (8,819)   (11,891)   (10,535)
     Real estate and real estate joint ventures.......    (1,071)    (1,369)    (1,069)
     Other limited partnership interests..............    (1,163)    (1,459)    (1,551)
  Net change in short-term investments................    (6,967)       582       (362)
  Purchases of subsidiaries...........................        --         --       (193)
  (Payments) proceeds from sales of businesses........        (4)        25         48
  Dividend of subsidiary..............................      (270)        --         --
  Excess proceeds received on sale of interests in
     affiliate........................................        --         30         --
  Net change in other invested assets.................    (1,831)    (1,587)    (1,084)
  Net change in policy loans..........................      (193)      (149)      (176)
  Net change in property, equipment and leasehold
     improvements.....................................      (171)       (88)      (109)
  Other, net..........................................        --         22         (4)
                                                        --------   --------   --------
Net cash used in investing activities.................  $ (1,804)  $ (7,270)  $(21,988)
                                                        --------   --------   --------




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                           2008       2007       2006
                                                         --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................  $ 58,338   $ 39,125   $ 37,411
     Withdrawals.......................................   (48,818)   (34,135)   (31,366)
  Net change in short-term debt........................        57       (476)       380
  Long-term debt issued................................        27      1,705          8
  Long-term debt repaid................................       (21)      (894)      (112)
  Collateral financing arrangements issued.............        --         --        850
  Shares subject to mandatory redemption...............        --       (131)        --
  Debt issuance costs..................................        --         (8)       (13)
  Net change in payables for collateral under
     securities loaned and other transactions..........   (10,303)    (3,167)    11,110
  Capital contribution from MetLife, Inc. .............        --          7         93
  Dividends on common stock............................        --       (500)      (863)
  Other, net...........................................         8         30         13
                                                         --------   --------   --------
Net cash (used in) provided by financing activities....      (712)     1,556     17,511
                                                         --------   --------   --------
Change in cash and cash equivalents....................     7,948        876       (332)
Cash and cash equivalents, beginning of year...........     2,331      1,455      1,787
                                                         --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $ 10,279   $  2,331   $  1,455
                                                         ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................  $    404   $    164   $    129
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................  $     --   $    404   $    164
                                                         ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................  $  1,927   $  1,291   $  1,658
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................  $ 10,279   $  1,927   $  1,291
                                                         ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest..........................................  $    268   $    332   $    256
                                                         ========   ========   ========
     Income tax........................................  $    494   $  1,010   $    197
                                                         ========   ========   ========
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed.................................  $ 22,135   $     --   $     --
       Less: liabilities disposed......................   (20,689)        --         --
                                                         --------   --------   --------
       Net assets disposed.............................     1,446         --         --
       Add: cash disposed..............................       270         --         --
       Less: dividend of interests in subsidiary.......    (1,318)        --         --
                                                         --------   --------   --------
       Loss on dividend of interests in subsidiary.....  $    398   $     --   $     --
                                                         ========   ========   ========
     Fixed maturity securities received in connection
       with insurance contract commutation.............  $    115   $     --   $     --
                                                         ========   ========   ========
     Capital contribution from MetLife, Inc. ..........  $     13   $     --   $     --
                                                         ========   ========   ========
     Real estate acquired in satisfaction of debt......  $     --   $     --   $      6
                                                         ========   ========   ========
     Contribution of other intangible assets, net of
       deferred income tax.............................  $     --   $     --   $    377
                                                         ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary......................................  $     --   $     --   $     19
                                                         ========   ========   ========
     Issuance of secured demand note collateral
       agreement.......................................  $     25   $     --   $     --
                                                         ========   ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company is organized into two operating segments:
Institutional and Individual, as well as Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries as well as partnerships and joint ventures in which the Company has control. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Intercompany accounts and transactions have been eliminated.

     In addition, the Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include asset-backed securitizations, trust preferred securities, joint ventures, limited partnerships and limited liability companies. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $83 million and $162 million at December 31, 2008 and 2007, respectively. There was also minority interest of $1.5 billion included in liabilities of subsidiaries held-for-sale at December 31, 2007.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2008 presentation. See
Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii)   investment impairments;

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          (iii)  the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

          (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (vi)   the estimated fair value of and accounting for derivatives;

          (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

          (x)    accounting for reinsurance transactions;

          (xi)   accounting for employee benefit plans; and

          (xii)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

          Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

          Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, trading securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnership interests, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements, and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Certain mortgage loans previously designated as held-for-investment have been designated as held-for-sale to reflect a change in the Company's intention as it relates to holding such loans. At the time of transfer, such loans are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. Amortized cost is determined in the same manner as mortgage loans held-for-investment described above. The amount by which amortized cost exceeds estimated fair value less expected disposition costs is accounted for as a valuation allowance. Changes in such valuation allowance are recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value. The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld at interest and joint venture investments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Freestanding derivatives with positive estimated fair values are more fully described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed.

          Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for on the equity method. Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Certain mortgages have been designated as held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make an additional credit risk adjustments is performed by the Company each reporting period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.4 billion and $1.2 billion at December 31, 2008 and 2007, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $720 million and $609 million at December 31, 2008 and 2007, respectively. Related depreciation and amortization expense was $111 million, $105 million and $97 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.2 billion and $1.1 billion at December 31, 2008 and 2007, respectively. Accumulated amortization of capitalized software was $862 million and $742 million at December 31, 2008 and 2007, respectively. Related amortization expense was $117 million, $97 million and $90 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re- estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit's goodwill exceeds its estimated fair value, there is an indication of impairment and the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the annuities and variable & universal life reporting units within the Individual segment, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit.

     Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 6 for further consideration of goodwill impairment testing during 2008.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 7%.

     Participating business represented approximately 8% and 9% of the Company's life insurance in-force, and 17% and 16% of the number of life insurance policies in-force, at December 31, 2008 and 2007, respectively. Participating policies represented approximately 32% and 33%, 36% and 36%, and 34% and 33% of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and, non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivative.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii)   future reversals of existing taxable temporary differences;

          (iii)  taxable income in prior carryback years; and

          (iv)   tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 12) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions, as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the estimated fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), was offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the estimated fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs at December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

     Effective January 1, 2006, MetLife, Inc. adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"). In accordance with this guidance the cost of all stock-based transactions is measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. Prior to January 1, 2006, MetLife, Inc. recognized stock-based compensation over the vesting period of the grant or award, including grants or awards to retirement-eligible employees. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period. Prior to January 1, 2006, MetLife, Inc. recognized the corresponding reduction of stock compensation in the period in which the forfeitures occurred.

     Stock-based awards granted after December 31, 2002 but prior to January 1, 2006 were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure. The fair value method prescribed by SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was recognized over the vesting period of the grant or award, including grants or awards to retirement-eligible employees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments, and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157 which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. Note 19 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009 and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

      (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As a result of the implementation of FIN 48, the Company recognized an $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. See also Note 12.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact at January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

       (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

      (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs at the end of the year of adoption;

     (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

      (iv) measurement of benefit plan assets and obligations at the date of the statement of financial position; and

       (v) disclosure of additional information about the effects on the employer's statement of financial position.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 14.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, MetLife, Inc. adopted SFAS 123(r) including supplemental application guidance issued by the U.S. Securities and Exchange Commission in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. MetLife, Inc. had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003. MetLife, Inc. did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees had vested prior to the adoption date and the Company, in conjunction with MetLife, Inc. had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), MetLife, Inc. changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's financial position or results of operations as of the date of adoption.

     Additionally, for awards granted after adoption, MetLife, Inc. changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6") prospectively. EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. EITF 07-6 concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of EITF 07-6 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The adoption of FSP 13-2 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively EITF Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r), and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future interim and annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     On September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations. The disposition of RGA results in the elimination of the Company's Reinsurance segment. The Reinsurance segment was comprised of the results of RGA, which at disposition became discontinued operations of Corporate & Other, and the interest on economic capital, which has been reclassified to the continuing operations of Corporate & Other. See Note 18 for reclassifications related to discontinued operations and Note 17 for segment information.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

     On October 20, 2006, MetLife, Inc. sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


with the sale and merger of CLIC with and into Metropolitan Life Insurance Company, MetLife, Inc. contributed $17 million to the Company. See Note 15.

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the VOCRA. Further information on VOCRA is described in Note 7.

     On July 1, 2005, MetLife, Inc. completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution, as described in Note 15, from MetLife, Inc. of $377 million in the form of intangible assets related to the VODA of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through MetLife, Inc.'s acquisition of Travelers and was transferred at its amortized cost basis. Further information on VODA is described in Note 7.

     See Note 18 for information on the disposition of SSRM Holdings, Inc ("SSRM").

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities, and the percentage that each sector represents by the respective total holdings at:

                                                      DECEMBER 31, 2008
                                      -------------------------------------------------
                                       COST OR    GROSS UNREALIZED
                                      AMORTIZED   ----------------    ESTIMATED    % OF
                                         COST      GAIN      LOSS    FAIR VALUE   TOTAL
                                      ---------   ------   -------   ----------   -----
                                                        (IN MILLIONS)
U.S. corporate securities...........   $ 49,334   $  770   $ 6,352    $ 43,752     35.8%
Residential mortgage-backed
  securities........................     25,659      539     3,145      23,053     18.9
Foreign corporate securities........     23,898      435     4,109      20,224     16.5
U.S. Treasury/agency securities.....     12,884    3,052        --      15,936     13.0
Commercial mortgage-backed
  securities........................     11,502       11     2,436       9,077      7.4
Asset-backed securities.............      8,490       14     2,193       6,311      5.2
Foreign government securities.......      2,436      464       125       2,775      2.3
State and political subdivision
  securities........................      1,225       31       155       1,101      0.9
Other fixed maturity securities.....         --       --        --          --       --
                                       --------   ------   -------    --------    -----
  Total fixed maturity securities
     (1), (2).......................   $135,428   $5,316   $18,515    $122,229    100.0%
                                       ========   ======   =======    ========    =====
Common stock........................   $  1,358   $   29   $    96    $  1,291     56.2%
Non-redeemable preferred stock (1)..      1,573        1       567       1,007     43.8
                                       --------   ------   -------    --------    -----
  Total equity securities...........   $  2,931   $   30   $   663    $  2,298    100.0%
                                       ========   ======   =======    ========    =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                       DECEMBER 31, 2007
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 50,087   $1,488   $1,195    $ 50,380     33.1%
Residential mortgage-backed
  securities.........................     35,773      444      237      35,980     23.6
Foreign corporate securities.........     24,663    1,414      454      25,623     16.8
U.S. Treasury/agency securities......     14,271    1,296        1      15,566     10.2
Commercial mortgage-backed
  securities.........................     12,481      204      100      12,585      8.3
Asset-backed securities..............      7,034       32      309       6,757      4.5
Foreign government securities........      3,855      850       18       4,687      3.1
State and political subdivision
  securities.........................        467       13        9         471      0.3
Other fixed maturity securities......        234       12       29         217      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities
     (1), (2)........................   $148,865   $5,753   $2,352    $152,266    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,988   $  540   $   93    $  2,435     58.4%
Non-redeemable preferred stock (1)...      1,909       33      210       1,732     41.6
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  3,897   $  573   $  303    $  4,167    100.0%
                                        ========   ======   ======    ========    =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities classified as non-redeemable preferred stock held by the Company at December 31, 2008 and 2007 had an estimated fair value of $885 million and $1,412 million, respectively. In addition, the Company held $122 million and $320 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, also included in non-redeemable preferred stock. Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $1,426 million and $2,769 million, respectively. In addition, the Company held $7 million and $20 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, included in fixed maturity securities.

   (2) At December 31, 2008 and 2007 the Company also held $1,495 million and $2,557 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $7.3 billion and $7.8 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2008 and 2007, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that totaled $8.4 billion and $11.6 billion at December 31, 2008 and 2007, respectively. These securities had net unrealized gains (losses) of ($3,275) million and $94 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $59 million and $12 million at December 31, 2008 and 2007, respectively. Net unrealized gains (losses) associated with non-income producing fixed maturity securities were ($17) million and $11 million at December 31, 2008 and 2007, respectively.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. At December 31, 2008, $2,438 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantee insurers of which $1,463 million, $515 million, $426 million and $34 million are included within U.S. corporate securities, asset-backed securities, state and political subdivision securities, and residential mortgage-backed securities, respectively, and 11% and 74% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively. Approximately, 68% of the asset-backed securities that are credit enhanced by financial guarantee insurers are asset-backed securities which are backed by sub-prime mortgage loans.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $15.9 billion and $15.6 billion, respectively. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (35.8%), residential mortgage-backed securities (18.9%), and foreign corporate securities (16.5%); and at December 31, 2007, were U.S. corporate fixed maturity securities (33.1%), residential mortgage-backed securities (23.6%), and foreign corporate securities (16.8%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $64.0 billion and $76.0 billion, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $992 million and $830 million, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $6.2 billion and $5.5 billion, respectively, the total of these ten issuers being less than 3% of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign (1).................................    $20,224     31.6%    $25,623     33.7%
Industrial..................................     10,240     16.0      11,782     15.5
Finance.....................................      9,660     15.1      13,034     17.2
Consumer....................................      9,120     14.3      10,779     14.2
Utility.....................................      8,798     13.8       9,123     12.0
Communications..............................      3,810      5.9       5,121      6.7
Other.......................................      2,124      3.3         541      0.7
                                                -------    -----     -------    -----
  Total.....................................    $63,976    100.0%    $76,003    100.0%
                                                =======    =====     =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors, and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Collateralized mortgage obligations.......    $17,343     75.2%    $24,187     67.2%
  Pass-through securities...................      5,710     24.8      11,793     32.8
                                                -------    -----     -------    -----
Total residential mortgage-backed
  securities................................    $23,053    100.0%    $35,980    100.0%
                                                =======    =====     =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 66%, 24%, and 10% of the total holdings, respectively. At December 31, 2008 and 2007, $21.3 billion and $35.8 billion, respectively, or 93% and 99% respectively of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure was $2.3 billion and $4.2 billion, respectively, with an unrealized loss of $1,315 million and $91 million, respectively. At December 31, 2008 and 2007, $1.5 billion and $4.2 billion, respectively, or 64% and 100%, respectively, of the Company's Alt-A residential mortgage-backed securities were rated Aa/AA or better by Moody's, S&P or Fitch. In December 2008, certain Alt-A residential mortgage-backed securities experienced ratings downgrades from investment grade to below investment grade, contributing to the decrease year over year cited above in those securities rated Aa/AA or better. At December 31, 2008 the Company's Alt-A holdings are distributed as follows: 24% 2007 vintage year, 26% 2006 vintage year; and 50% in the 2005 and prior vintage years. In January 2009, Moody's revised its loss projections for Alt-A residential mortgage-backed securities, and the Company anticipates that Moody's will be downgrading virtually all 2006 and 2007 vintage year Alt-A securities to below investment grade, which will increase the percentage of the Company's Alt-A residential mortgage-backed securities portfolio that will be rated below investment grade. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $9.1 billion and $12.6 billion, respectively, at estimated fair value. At December 31, 2008 and 2007, $8.5 billion and $11.1 billion, respectively, of the estimated fair value, or 94% and 88%, respectively, of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, the rating distribution of the Company's commercial mortgage-backed securities holdings was as follows: 94% Aaa, 4% Aa, 1% A, and 1% Baa. At December 31, 2008, 83% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and its holdings of commercial real estate collateralized debt obligations securities was $46 million at estimated fair value.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in asset-backed securities was $6.3 billion and $6.8 billion, respectively, at estimated fair value. The Company's asset-backed securities are diversified both by sector and by issuer. At December 31, 2008 and 2007, $4.8 billion and $3.8 billion, respectively, or 76% and 56%, respectively, of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the largest exposures in the Company's asset-backed securities portfolio were credit card receivables, residential mortgage-backed securities backed by sub-prime mortgage loans, automobile receivables and student loan receivables of 47%, 12%, 11% and 10% of the total holdings, respectively. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At December 31, 2008 and 2007, the Company had exposure to fixed maturity securities backed by sub-prime mortgage loans with estimated fair values of $0.7 billion and $1.2 billion, respectively, and unrealized losses of $457 million and $119 million, respectively. At December 31, 2008, 49% of the asset-backed securities backed by sub-prime mortgage loans have been guaranteed by financial guarantee insurers, of which 21% and 34% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity in its equity securities holdings.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $  3,491    $  3,500     $  2,629    $  2,726
Due after one year through five years...     21,495      19,741       26,725      27,473
Due after five years through ten years..     27,411      24,402       24,349      24,739
Due after ten years.....................     37,380      36,145       39,874      42,006
                                           --------    --------     --------    --------
  Subtotal..............................     89,777      83,788       93,577      96,944
Mortgage-backed and asset-backed
  securities............................     45,651      38,441       55,288      55,322
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $135,428    $122,229     $148,865    $152,266
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     2008       2007      2006
                                                   --------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities........................  $(13,199)  $ 3,885   $ 4,685
Equity securities................................      (633)      251       483
Derivatives......................................        14      (358)     (238)
Minority interest................................        --      (150)     (159)
Other............................................        56       (22)       --
                                                   --------   -------   -------
  Subtotal.......................................   (13,762)    3,606     4,771
                                                   --------   -------   -------
Amounts allocated from:
  Insurance liability loss recognition...........        (1)     (366)     (806)
  DAC and VOBA...................................     2,000      (420)     (239)
  Policyholder dividend obligation...............        --      (789)   (1,062)
                                                   --------   -------   -------
     Subtotal....................................     1,999    (1,575)   (2,107)
                                                   --------   -------   -------
Deferred income tax..............................     4,062      (689)     (968)
                                                   --------   -------   -------
  Subtotal.......................................     6,061    (2,264)   (3,075)
                                                   --------   -------   -------
Net unrealized investment gains (losses).........  $ (7,701)  $ 1,342   $ 1,696
                                                   ========   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                YEARS ENDED DECEMBER 31,
                                             ------------------------------
                                               2008       2007       2006
                                             --------   --------   --------
                                                      (IN MILLIONS)
Balance, at January 1,.....................  $  1,342    $ 1,696    $1,809
Unrealized investment gains (losses) during
  the year.................................   (17,455)    (1,165)     (966)
Unrealized investment losses of subsidiary
  at the date of dividend of interests.....        87         --        --
Unrealized investment gains (losses)
  relating to:
  Insurance liability gain (loss)
     recognition...........................       365        440       453
  DAC and VOBA.............................     2,438       (181)      (91)
  DAC and VOBA of subsidiary at date of
     dividend of interests.................       (18)        --        --
  Policyholder dividend obligation.........       789        273       430
  Deferred income tax......................     4,797        279        61
  Deferred income tax of subsidiary at date
     of dividend of interests..............       (46)        --        --
                                             --- ----    -------    ------
Balance, at December 31,...................  $ (7,701)   $ 1,342    $1,696
                                             === ====    =======    ======
Change in net unrealized investment gains
  (losses).................................  $ (9,043)   $  (354)   $ (113)
                                             === ====    =======    ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                     DECEMBER 31, 2008
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $20,927        $2,988        $11,002        $3,364        $31,929       $ 6,352
Residential mortgage-backed
  securities.....................      6,833         1,958          2,561         1,187          9,394         3,145
Foreign corporate securities.....     10,899         2,370          4,421         1,739         15,320         4,109
U.S. Treasury/agency securities..         34            --             --            --             34            --
Commercial mortgage-backed
  securities.....................      6,828         1,250          2,112         1,186          8,940         2,436
Asset-backed securities..........      3,708           717          2,418         1,476          6,126         2,193
Foreign government securities....        555            86            128            39            683           125
State and political subdivision
  securities.....................        586           117            106            38            692           155
Other fixed maturity securities..         --            --             --            --             --            --
                                     -------        ------        -------        ------        -------       -------
  Total fixed maturity
     securities..................    $50,370        $9,486        $22,748        $9,029        $73,118       $18,515
                                     =======        ======        =======        ======        =======       =======
Equity securities................    $   505        $  199        $   694        $  464        $ 1,199       $   663
                                     =======        ======        =======        ======        =======       =======
Total number of securities in an
  unrealized loss position.......      4,556                        2,038
                                     =======                      =======




                                                                     DECEMBER 31, 2007
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $16,906        $  834        $ 5,621         $361         $22,527        $1,195
Residential mortgage-backed
  securities.....................      9,116           174          3,730           63          12,846           237
Foreign corporate securities.....      6,594           286          3,119          168           9,713           454
U.S. Treasury/agency securities..        124             1            279           --             403             1
Commercial mortgage-backed
  securities.....................      1,613            54          2,200           46           3,813           100
Asset-backed securities..........      4,584           242            740           67           5,324           309
Foreign government securities....        357            13            136            5             493            18
State and political subdivision
  securities.....................        128             6             66            3             194             9
Other fixed maturity securities..         74            29             --           --              74            29
                                     -------        ------        -------         ----         -------        ------
  Total fixed maturity
     securities..................    $39,496        $1,639        $15,891         $713         $55,387        $2,352
                                     =======        ======        =======         ====         =======        ======
Equity securities................    $ 1,778        $  264        $   281         $ 39         $ 2,059        $  303
                                     =======        ======        =======         ====         =======        ======
Total number of securities in an
  unrealized loss position.......      2,767                        2,468
                                     =======                      =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                               COST OR                GROSS               NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS         SECURITIES
                                         -------------------   -------------------   ------------------
                                         LESS THAN    20% OR   LESS THAN    20% OR   LESS THAN   20% OR
                                            20%        MORE       20%        MORE       20%       MORE
                                         ---------   -------   ---------   -------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months..................    $22,435    $31,160     $1,677    $11,043     1,894      1,902
Six months or greater but less than
  nine months.........................      9,681      1,325        941        676       656         97
Nine months or greater but less than
  twelve months.......................     10,482      2,119      1,185      1,165       507        122
Twelve months or greater..............     14,076        355      1,598        230       915         37
                                          -------    -------     ------    -------
  Total...............................    $56,674    $34,959     $5,401    $13,114
                                          =======    =======     ======    =======
EQUITY SECURITIES:
Less than six months..................    $   329    $   757     $   49    $   336       229        410
Six months or greater but less than
  nine months.........................         15        301          2        146         5         22
Nine months or greater but less than
  twelve months.......................          2        340         --        125         1         14
Twelve months or greater..............        118         --          5         --        11         --
                                          -------    -------     ------    -------
  Total...............................    $   464    $ 1,398     $   56    $   607
                                          =======    =======     ======    =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                                COST OR               GROSS              NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS        SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................    $26,208     $819      $  760     $232      1,865        80
Six months or greater but less than
  nine months..........................      8,522        6         397        1        573         3
Nine months or greater but less than
  twelve months........................      5,925       --         344       --        432        --
Twelve months or greater...............     16,249       10         614        4      1,236         6
                                           -------     ----      ------     ----
  Total................................    $56,904     $835      $2,115     $237
                                           =======     ====      ======     ====
EQUITY SECURITIES:
Less than six months...................    $ 1,121     $296      $   96     $ 97        963       394
Six months or greater but less than
  nine months..........................        324       --          37       --        144        --
Nine months or greater but less than
  twelve months........................        353       --          44       --         58         1
Twelve months or greater...............        268       --          29       --         74        --
                                           -------     ----      ------     ----
  Total................................    $ 2,066     $296      $  206     $ 97
                                           =======     ====      ======     ====



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $5.4 billion and $2.1 billion, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 10% and 4%, respectively, of the cost or amortized cost of such securities. At December 31, 2008 and 2007, $56 million and $206 million, respectively, of unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost, which represented 12% and 10%, respectively, of the cost of such securities.

     At December 31, 2008, $13.1 billion and $607 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 38% and 43% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $13.1 billion and $607 million, $11.0 billion and $336 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months. At December 31, 2007, $237 million and $97 million of unrealized losses related to fixed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 28% and 33% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $237 million and $97 million, $232 million and $97 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months.

     The Company held 440 fixed maturity securities and 28 equity securities, each with a gross unrealized loss at December 31, 2008 of greater than $10 million. These 440 fixed maturity securities represented 46% or $8.6 billion in the aggregate, of the gross unrealized loss on fixed maturity securities. These 28 equity securities represented 73% or $484 million in the aggregate, of the gross unrealized loss on equity securities. The Company held 13 fixed maturity securities and three equity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These 13 fixed maturity securities represented 8% or $180 million in the aggregate, of the gross unrealized loss on fixed maturity securities. These three equity securities represented 15% or $44 million in the aggregate, of the gross unrealized loss on equity securities. The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million increased $8.8 billion during the year ended December 31, 2008. These securities were included in the regular evaluation of whether such securities are other-than-temporarily impaired. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration of, and severity of, an unrealized loss position, such as unrealized losses of 20% or more for equity securities, which was $607 million and $97 million at December 31, 2008 and 2007, respectively, is given greater weight and consideration, than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     Equity securities with an unrealized loss of 20% or more for six months or greater was $271 million at December 31, 2008, of which $269 million of the unrealized losses, or 99%, are for investment grade non-redeemable preferred securities. Of the $269 million of unrealized losses for investment grade non-redeemable preferred securities, $264 million of the unrealized losses, or 98%, was comprised of unrealized losses on investment grade financial services industry non-redeemable preferred securities, of which 86% are rated A or higher.

     Equity securities with an unrealized loss of 20% or more for less than six months was $336 million at December 31, 2008 of which $278 million of the unrealized losses, or 83%, are for non-redeemable preferred securities, of which $274 million, of the unrealized losses, or 99% are for investment grade non-redeemable preferred securities. All of the $274 million of unrealized losses for investment grade non-redeemable preferred securities are for financial services industry non-redeemable preferred securities, of which 87% are rated A or higher.

     There were no equity securities with an unrealized loss of 20% or more for twelve months or greater.

     In connection with the equity securities impairment review process during 2008, the Company evaluated its holdings in non-redeemable preferred securities, particularly those of financial services industry companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred securities with a severe or an extended unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loss. With respect to common stock holdings, the Company considered the duration and severity of the securities in an unrealized loss position of 20% or more; and the duration of securities in an unrealized loss position of 20% or less with in an extended unrealized loss position (i.e., 12 months or more).

     At December 31, 2008, there are $607 million of equity securities with an unrealized loss of 20% or more, of which $547 million of the unrealized losses, or 90%, were for non-redeemable preferred securities. Through December 31, 2008, $543 million of the unrealized losses of 20% or more, or 99%, of the non-redeemable preferred securities were investment grade securities, of which, $538 million of the unrealized losses of 20% or more, or 99%, are investment grade financial services industry non-redeemable preferred securities; and all non-redeemable preferred securities with unrealized losses of 20% or more, regardless of rating, have not deferred any dividend payments.

     Also, the Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming quarters.

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity and equity securities of $19.2 billion and $2.7 billion, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
SECTOR:
  U.S. corporate securities..................................    33%      45%
  Foreign corporate securities...............................    21       17
  Residential mortgage-backed securities.....................    16        9
  Commercial mortgage-backed securities......................    13        4
  Asset-backed securities....................................    11       12
  Other......................................................     6       13
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===
INDUSTRY:
  Mortgage-backed............................................    29%      13%
  Finance....................................................    24       34
  Consumer...................................................    12        3
  Asset-backed...............................................    11       12
  Utility....................................................    10        9
  Communication..............................................     5        1
  Industrial.................................................     4       20
  Other......................................................     5        8
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities.........................  $(1,062)   $(284)    $(575)
Equity securities.................................      (90)     133        67
Mortgage and consumer loans.......................      (88)       4       (16)
Real estate and real estate joint ventures........      (18)      45        38
Other limited partnership interests...............     (131)      35         2
Freestanding derivatives..........................    3,257     (526)     (470)
Embedded derivatives..............................    1,744       15         5
Other.............................................     (140)     291       115
                                                    -------    -----     -----
  Net investment gains (losses)...................  $ 3,472    $(287)    $(834)
                                                    =======    =====     =====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in other in the table above. See also Note 8 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                              FIXED MATURITY SECURITIES      EQUITY SECURITIES                TOTAL
                             -------------------------- -------------------------- --------------------------
                               2008     2007     2006     2008     2007     2006     2008     2007     2006
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                               (IN MILLIONS)
Proceeds....................  $42,785  $52,377  $55,090  $1,888    $760     $565    $44,673  $53,137  $55,655
                             ======== ======== ======== ======== ======== ======== ======== ======== ========
Gross investment gains......      631      343      250     412     176      107      1,043      519      357
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Gross investment losses.....     (911)    (589)    (812)   (218)    (27)     (18)    (1,129)    (616)    (830)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Writedowns..................
     Credit-related.........     (668)     (38)     (13)    (38)     --       --       (706)     (38)     (13)
     Other than credit-
       related (1)..........     (114)      --       --    (246)    (16)     (22)      (360)     (16)     (22)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
     Total writedowns.......     (782)     (38)     (13)   (284)    (16)     (22)    (1,066)     (54)     (35)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
  Net investment gains
     (losses)...............  $(1,062) $  (284) $  (575) $  (90)   $133     $ 67    $(1,152) $  (151) $  (508)
                             ======== ======== ======== ======== ======== ======== ======== ======== ========



--------

   (1) Other-than credit-related writedowns include items such as equity securities where the primary reason for the writedown was the severity and/or the duration of an unrealized loss position and fixed maturity securities where an interest-rate related writedown was taken.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $1,066 million, $54 million and $35 million for the years ended December 31, 2008, 2007 and 2006, respectively. The substantial increase in 2008 over 2007 was driven by writedowns totaling

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$579 million of financial services industry securities holdings, comprised of $361 million of fixed maturity securities and $218 million of equity securities.

     Overall, of the $782 million of fixed maturity security writedowns in 2008, $361 million were on financial services industry services holdings; $180 million were on communication and consumer industries holdings; $61 million on asset-backed (substantially all are backed by or exposed to sub-prime mortgage loans); and $180 million in fixed maturity security holdings that the Company either lacked the intent to hold, or due to extensive credit spread widening, the Company was uncertain of its intent to hold these fixed maturity securities for a period of time sufficient to allow for recovery of the market value decline.

     Included within the $284 million of writedowns on equity securities in 2008 are $218 million related to the financial services industry holdings, (of which, $38 million related to the financial services industry non-redeemable preferred securities) and $66 million across several industries including consumer, communications, industrial and utility.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Fixed maturity securities........................  $ 8,830   $ 9,671   $ 9,115
Equity securities................................      174       169        42
Trading securities...............................      (21)        6        32
Mortgage and consumer loans......................    2,387     2,376     2,272
Policy loans.....................................      475       460       441
Real estate and real estate joint ventures.......      508       813       741
Other limited partnership interests..............      (92)    1,141       705
Cash, cash equivalents and short-term
  investments....................................      134       144       196
Joint venture investments........................       (1)       (6)       (8)
Other............................................      202       182       202
                                                   -------   -------   -------
  Total investment income........................   12,596    14,956    13,738
Less: Investment expenses........................    1,474     2,374     2,220
                                                   -------   -------   -------
  Net investment income..........................  $11,122   $12,582   $11,518
                                                   =======   =======   =======



     Net investment income from other limited partnership interests, including hedge funds, represents distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method. Overall for 2008, the net amount recognized by the Company was a loss of $92 million resulting principally from losses on equity method investments. Such earnings and losses recognized for other limited partnership interests are impacted by volatility in the equity and credit markets. Net investment income from trading securities includes interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on trading securities and the short sale agreements liabilities. In 2008, unrealized losses recognized on trading securities, due to the volatility in the equity and credit markets, were in excess of interest and dividends earned.

     For the years ended December 31, 2008, 2007 and 2006, affiliated net investment income included in the table above, was $29 million, $21 million and $20 million, respectively, related to fixed maturity securities; and less than $1 million, $12 million and less than $1 million, respectively, related to equity securities. For the years ended

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2008 and 2007, there was no affiliated investment income related to mortgage loans. For the year ended December 31, 2006, affiliated investment income related to mortgage loans was $112 million, which included the prepayment fees discussed below. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

     For the years ended December 31, 2008, 2007 and 2006, affiliated administrative service charges were $67 million, $66 million and $52 million, respectively, which reduced investment expense in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income related to mortgage loans included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments are loaned to third parties, primarily major brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities with a cost or amortized cost of $13.4 billion and $26.9 billion and an estimated fair value of $14.7 billion and $27.9 billion were on loan under the program at December 31, 2008 and 2007, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $15.1 billion and $28.7 billion at December 31, 2008 and 2007, respectively. Of this $15.1 billion of cash collateral at December 31, 2008, $3.5 billion was on open terms, meaning that the related loaned security could be returned to the Company on the next business day requiring return of cash collateral, and $9.4 billion and $2.2 billion, respectively, were due within 30 days and 60 days. Of the $3.4 billion of estimated fair value of the securities related to the cash collateral on open at December 31, 2008, $3.0 billion were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan are primarily U.S. Treasury and agency securities, and very liquid residential mortgage-backed securities. The estimated fair value of the reinvestment portfolio acquired with the cash collateral was $13.1 billion at December 31, 2008, and consisted principally of fixed maturity securities (including residential mortgage-backed, asset-backed, U.S. corporate and foreign corporate securities).

     Security collateral of $95 million on deposit from counterparties in connection with the securities lending transactions at December 31, 2008 may not be sold or repledged and is not reflected in the consolidated financial statements. There was no security collateral on deposit from counterparties in connection with the securities lending transactions at December 31, 2007.

  ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $1.2 billion and $1.7 billion at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity and equity securities. The Company also held in trust cash and securities, primarily fixed maturity and equity securities with an estimated fair value of $45 million and $74 million at December 31, 2008 and 2007, respectively, to satisfy collateral requirements.

     The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY") of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively. The Company has also pledged certain agricultural real estate mortgage loans in connection with funding agreements with the Federal Agricultural Mortgage Corporation with a carrying value of $2.9 billion at

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


both December 31, 2008 and 2007. The nature of these Federal Home Loan Bank and Federal Agricultural Mortgage Corporation arrangements are described in Note 7.

     Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4. Certain of the Company's trading securities are pledged to secure liabilities associated with short sale agreements in the trading securities portfolio as described in the following section.

  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income.

     At December 31, 2008 and 2007, trading securities at estimated fair value were $277 million and $457 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $57 million and $107 million, respectively. The Company had pledged $346 million and $407 million of its assets, at estimated fair value, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio at December 31, 2008 and 2007, respectively.

     Interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities included within net investment income totaled ($21) million, $6 million and $32 million for the years ended December 31, 2008, 2007 and 2006, respectively. Included within unrealized gains (losses) on such trading securities and short sale agreement liabilities are changes in estimated fair value of ($17) million, ($4) million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2008                2007
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)
Commercial mortgage loans...................  $31,492     74.3%   $30,313     77.0%
Agricultural mortgage loans.................   10,826     25.7      8,985     22.8
Consumer loans..............................       12       --         63      0.2
                                              -------    -----    -------    -----
  Total.....................................   42,330    100.0%    39,361    100.0%
                                                         =====               =====
Less: Valuation allowances..................      244                 181
                                              -------             -------
  Total mortgage and consumer loans held-
     for-investment.........................   42,086              39,180
Mortgage loans held-for-sale................       19                  --
                                              -------             -------
  Mortgage and consumer loans, net..........  $42,105             $39,180
                                              =======             =======



     At December 31, 2008, mortgage loans held-for-sale include $19 million of commercial and agricultural mortgage loans held-for-sale which are carried at the lower of amortized cost or estimated fair value. At December 31, 2007, there were no mortgage loans held-for-sale.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2008, 20%, 7% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. As shown in the table above, commercial mortgage loans at December 31, 2008 and 2007 were $31,492 million and $30,313 million, respectively, or 74% and 77%, respectively, of total mortgage and consumer loans prior to valuation allowances. Net of valuation allowances commercial mortgage loans were $31,308 million and $30,158 million, respectively, at December 31, 2008 and 2007 and their diversity across geographic regions and property types is shown below at:

                                                 DECEMBER 31,       DECEMBER 31,
                                                     2008               2007
                                               ----------------   ----------------
                                               CARRYING    % OF   CARRYING    % OF
                                                 VALUE    TOTAL     VALUE    TOTAL
                                               --------   -----   --------   -----
                                                          (IN MILLIONS)
REGION
Pacific......................................   $ 7,586    24.3%   $ 7,334    24.3%
South Atlantic...............................     6,984    22.3      6,586    21.8
Middle Atlantic..............................     5,173    16.5      4,336    14.4
International................................     3,247    10.4      3,495    11.6
West South Central...........................     2,739     8.7      2,578     8.5
East North Central...........................     2,381     7.6      2,640     8.8
New England..................................     1,095     3.5      1,022     3.4
Mountain.....................................       920     2.9        873     2.9
West North Central...........................       664     2.1        893     3.0
East South Central...........................       313     1.0        315     1.0
Other........................................       206     0.7         86     0.3
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====
PROPERTY TYPE
Office.......................................   $13,532    43.2%   $13,612    45.1%
Retail.......................................     7,011    22.4      6,537    21.7
Apartments...................................     3,305    10.6      3,476    11.5
Hotel........................................     2,530     8.1      2,614     8.7
Industrial...................................     2,644     8.4      2,354     7.8
Other........................................     2,286     7.3      1,565     5.2
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====



     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $372 million and $373 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding loan valuation allowances for mortgage and consumer loans held-for-investment is as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2008   2007   2006
                                                        -----   ----   ----
                                                           (IN MILLIONS)
Balance at January 1,.................................  $ 181   $160   $149
Additions.............................................    174     70     28
Deductions............................................   (111)   (49)   (17)
                                                        -----   ----   ----
Balance at December 31,...............................  $ 244   $181   $160
                                                        =====   ====   ====



     A portion of the Company's mortgage and consumer loans held-for-investment was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                             -------------
                                                             2008     2007
                                                             ----     ----
                                                             (IN MILLIONS)
Impaired loans with valuation allowances...................  $232     $552
Impaired loans without valuation allowances................    15        8
                                                             ----     ----
  Subtotal.................................................   247      560
Less: Valuation allowances on impaired loans...............    45       67
                                                             ----     ----
  Impaired loans...........................................  $202     $493
                                                             ====     ====



     The average investment in impaired loans was $315 million, $399 million and $145 million for the years ended December 31, 2008, 2007 and 2006, respectively. Interest income on impaired loans was $10 million, $35 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The investment in restructured loans was $1 million and $2 million at December 31, 2008 and 2007, respectively. Interest income recognized on restructured loans was $1 million or less for each of the years ended December 31, 2008, 2007 and 2006. Gross interest income that would have been recorded in accordance with the original terms of such loans also amounted to $1 million or less for each of the years ended December 31, 2008, 2007 and 2006.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $2 million and $1 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $10 million and $18 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $23 million and $6 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Real estate..............................................  $ 4,650   $ 4,384
Accumulated depreciation.................................   (1,354)   (1,195)
                                                           -------   -------
Net real estate..........................................    3,296     3,189
Real estate joint ventures...............................    2,959     2,295
                                                           -------   -------
  Real estate and real estate joint ventures.............    6,255     5,484
Real estate held-for sale................................        1        39
                                                           -------   -------
  Total real estate holdings.............................  $ 6,256   $ 5,523
                                                           =======   =======



     Related depreciation expense on real estate was $120 million, $112 million and $107 million for the years ended December 31, 2008, 2007 and 2006, respectively. These amounts include less than $1 million, $2 million and $4 million of depreciation expense related to discontinued operations for the years ended December 31, 2008, 2007 and 2006, respectively.

     There were no impairments recognized on real estate held-for-sale for the year ended December 31, 2008 and 2007. Impairment losses recognized on real estate held-for-sale were $8 million for the year ended December 31, 2006. The carrying value of non-income producing real estate was $27 million and $8 million at December 31, 2008 and 2007, respectively. The Company did not own real estate acquired in satisfaction of debt at December 31, 2008 and 2007.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2008, 20%, 14%, 11% and 10% were located in California, Florida, New York and Texas, respectively. Property type diversification is shown in the table below.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................  $2,602      42%    $2,627      48%
Apartments....................................   1,495      24      1,058      19
Real estate investment funds..................     936      15        835      15
Industrial....................................     483       8        443       8
Retail........................................     453       7        423       8
Hotel.........................................     170       3         59       1
Land..........................................      62       1         47       1
Agriculture...................................       9      --          9      --
Other.........................................      46      --         22      --
                                                ------     ---     ------     ---
  Total real estate holdings..................  $6,256     100%    $5,523     100%
                                                ======     ===     ======     ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.7 billion and $4.9 billion at December 31, 2008 and 2007, respectively. Included within other limited partnership interests at December 31, 2008 and 2007 are $943 million and $1,189 million, respectively, of hedge funds.

     For the years ended December 31, 2008, 2007 and 2006, net investment income
(loss) from other limited partnership interests was ($92) million, $1,141 million and $705 million and included ($218) million, $71 million and $67 million, respectively of hedge funds. Net investment income (loss) from other limited partnership interests, including hedge funds, decreased by $1,233 million for the year ended 2008, due to volatility in the equity and credit markets.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets at:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Freestanding derivatives with positive fair
  values......................................   $6,646     67.0%   $1,875     42.9%
Leveraged leases, net of non-recourse debt....    1,704     17.2     1,637     37.4
Loans to affiliates...........................      795      8.0       612     14.0
Tax credit partnerships.......................      476      4.8        --       --
Funds withheld................................       44      0.5        57      1.3
Joint venture investment......................       31      0.3         6      0.1
Other.........................................      220      2.2       188      4.3
                                                 ------    -----    ------    -----
Total.........................................   $9,916    100.0%   $4,375    100.0%
                                                 ======    =====    ======    =====



     See Note 4 regarding freestanding derivatives with positive estimated fair values. Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. The estimated fair values are determined by discounting expected future cash flows using capital market interest rates currently available for instruments with similar terms issued to companies of comparable credit quality of the respective affiliates. The joint venture investment is accounted for on the equity method and represents the Company's investment in an insurance underwriting joint venture in China. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            2008      2007
                                                           ------   -------
                                                             (IN MILLIONS)
Rental receivables, net..................................  $1,478   $ 1,483
Estimated residual values................................   1,217     1,185
                                                           ------   -------
  Subtotal...............................................   2,695     2,668
Unearned income..........................................    (991)   (1,031)
                                                           ------   -------
  Investment in leveraged leases.........................  $1,704   $ 1,637
                                                           ======   =======



     The Company's deferred income tax liability related to leveraged leases was $962 million and $798 million at December 31, 2008 and 2007, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

     The components of net income from investment in leveraged leases are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Income from investment in leveraged leases (included
  in net investment income)...........................  $ 95      $ 48      $ 55
Less: Income tax expense on leveraged leases..........   (33)      (17)      (18)
                                                        ----      ----      ----
Net income from investment in leveraged leases........  $ 62      $ 31      $ 37
                                                        ====      ====      ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2008. Generally, creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company.


                                                    DECEMBER 31, 2008
                                                  ---------------------
                                                                TOTAL
                                                    TOTAL      LIABILI-
                                                    ASSETS       TIES
                                                  ---------   ---------
                                                      (IN MILLIONS)
Real estate joint ventures (1)..................   $     26    $     15
Other limited partnership interests (2).........         20           3
Other invested assets (3).......................         10           3
                                                  ---------   ---------
Total...........................................        $56         $21
                                                  =========   =========



--------

   (1) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets consist of $20 million of real estate and real estate joint ventures held-for-investment, $5 million of cash and cash equivalents and $1 million of other assets. The liabilities of $15 million are included within other liabilities.

   (2) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities. Upon consolidation, the assets and liabilities are reflected at the VIE's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       carrying amounts. The assets of $20 million are included within other limited partnership interests while the liabilities of $3 million are included within other liabilities.

   (3) Other invested assets include tax-credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets of $10 million are included within other invested assets. The liabilities consist of $2 million of long-term debt and $1 million of other liabilities.

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                             DECEMBER 31, 2008
                                                         ------------------------
                                                                        MAXIMUM
                                                          CARRYING      EXPOSURE
                                                         AMOUNT (1)   TO LOSS (2)
                                                         ----------   -----------
                                                               (IN MILLIONS)
Fixed maturity securities available-for-sale:(3)
  Foreign corporate securities.........................    $  362        $  362
  U.S. Treasury/agency securities......................       251           251
Other limited partnership interests....................     2,538         2,965
Other invested assets..................................       310           108
                                                           ------        ------
Total..................................................    $3,461        $3,686
                                                           ======        ======



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at fair value within fixed maturity securities available-for-sale.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2008, 2007 and 2006.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $229 million and $162 million, respectively, of total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $4 million, $12 million and $10 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by Metropolitan Life Insurance Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


held by the MIIP was $29 million and $101 million at December 31, 2008 and 2007, respectively. Net investment income allocated to affiliates from the MIIP was $3 million, $7 million, and $8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................  $230      $142      $ 97
Amortized cost of assets transferred to affiliates...  $220      $145      $ 99
Net investment gains (losses) recognized on
  transfers..........................................  $ 10      $ (3)     $ (2)
Estimated fair value of assets transferred from
  affiliates.........................................  $ 57      $778      $307


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                            CURRENT MARKET                    CURRENT MARKET
                                             OR FAIR VALUE                     OR FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Interest rate swaps.........  $ 20,043   $3,188      $1,090     $ 48,445   $  415      $  614
Interest rate floors........    32,855    1,082          --       32,855      420          --
Interest rate caps..........    21,130       10          --       34,784       44          --
Financial futures...........     3,630        2          58        6,131       35          34
Foreign currency swaps......    14,180    1,245       1,066       16,022      639       1,603
Foreign currency forwards...     1,467       47          21        1,799       41          11
Options.....................     2,365      939          35        1,423      123          --
Financial forwards..........     2,087       --          90        4,769       63           1
Credit default swaps........     4,466      133          60        5,529       52          29
Synthetic GICs..............     4,260       --          --        3,670       --          --
Other.......................       250       --         101          250       43          --
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                        REMAINING LIFE
                               ----------------------------------------------------------------
                                                                 AFTER
                                             AFTER ONE YEAR   FIVE YEARS
                               ONE YEAR OR       THROUGH        THROUGH      AFTER
                                   LESS        FIVE YEARS      TEN YEARS   TEN YEARS     TOTAL
                               -----------   --------------   ----------   ---------   --------
                                                         (IN MILLIONS)
Interest rate swaps..........    $   774         $ 8,444        $ 6,950      $3,875    $ 20,043
Interest rate floors.........     12,743             325         19,787          --      32,855
Interest rate caps...........        580          20,550             --          --      21,130
Financial futures............      3,630              --             --          --       3,630
Foreign currency swaps.......      2,130           5,438          5,204       1,408      14,180
Foreign currency forwards....      1,467              --             --          --       1,467
Options......................         --             324          1,967          74       2,365
Financial forwards...........         --              --             --       2,087       2,087
Credit default swaps.........        143           2,791          1,532          --       4,466
Synthetic GICs...............      4,260              --             --          --       4,260
Other........................         --              --            250          --         250
                                 -------         -------        -------      ------    --------
  Total......................    $25,727         $37,872        $35,690      $7,444    $106,733
                                 =======         =======        =======      ======    ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company commenced the use of inflation swaps during the second quarter of 2008. Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities, as well as to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                              FAIR VALUE                        FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Fair value..................  $  9,357   $1,737      $  539     $  9,301   $  630      $   94
Cash flow...................     2,541      365         137        3,084       23         311
Foreign operations..........       164        1           1          488       --         111
Non-qualifying..............    94,671    4,543       1,844      142,804    1,222       1,776
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======



     The following table presents the settlement payments recorded in income for the:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Qualifying hedges:
  Net investment income...............................  $ 21      $ 24      $ 48
  Interest credited to policyholder account balances..    99       (28)      (26)
Non-qualifying hedges:
  Net investment income...............................    (1)       (5)       --
  Net investment gains (losses).......................   (38)      196       225
                                                        ----      ----      ----
     Total............................................  $ 81      $187      $247
                                                        ====      ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Changes in the fair value of derivatives............  $ 336     $ 319     $ 278
Changes in the fair value of the items hedged.......   (337)     (308)     (278)
                                                      -----     -----     -----
Net ineffectiveness of fair value hedging
  activities........................................  $  (1)    $  11     $  --
                                                      =====     =====     =====



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the years ended December 31, 2008, 2007, and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment losses for the years ended December 31, 2008, 2007 and 2006 related to such discontinued cash flow hedges were $12 million, $3 million and $3 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,................................................  $(262)    $(238)    $(207)
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of cash
  flow hedges.......................................    483      (185)      (30)
Amounts reclassified to net investment gains
  (losses)..........................................    (93)      150       (15)
Amounts reclassified to net investment income.......      9        12        15
Amortization of transition adjustment...............     --        (1)       (1)
                                                      -----     -----     -----
Other comprehensive income (loss) balance at
  December 31,......................................  $ 137     $(262)    $(238)
                                                      =====     =====     =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008, $36 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2009.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2008, 2007 and 2006.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2008, 2007 and 2006 include gains (losses) of $157 million, ($144) million and ($7) million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2008 and 2007, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income (loss) related to these hedges was $78 million and $235 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income
(loss) are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (vi) financial forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) synthetic guaranteed interest contracts; (viii) credit default swaps and total rate of return swaps to synthetically create investments; (ix) basis swaps to better match the cash flows of assets and related liabilities; (x) credit default swaps held in relation to trading portfolios; (xi) swaptions to hedge interest rate risk; and (xii) inflation swaps to reduce risk generated from inflation-indexed liabilities.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2008       2007      2006
                                                     ------     -----     -----
                                                            (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives......................................  $3,470     $(738)    $(702)
Net investment income (loss) (1)...................      54        20        --
                                                     ------     -----     -----
  Total............................................  $3,524     $(718)    $(702)
                                                     ======     =====     =====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures that do not qualify for hedge accounting and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; affiliated ceded reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; funds withheld on ceded reinsurance; and guaranteed interest contracts with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders................  $   797     $ 34
  Call options in equity securities......................      (72)     (15)
                                                           -------   -------
     Net embedded derivatives within asset host
       contracts.........................................  $   725     $ 19
                                                           =======   =======
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefit riders...............  $   298     $  9
  Funds withheld on ceded reinsurance....................   (1,203)      --
  Other..................................................      (83)      52
                                                           -------   -------
     Net embedded derivatives within liability host
       contracts.........................................  $  (988)    $ 61
                                                           =======   =======



     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                    2008        2007        2006
                                                  -------     -------     -------
                                                           (IN MILLIONS)
Net investment gains (losses) (1)...............  $ 1,744       $ 15        $ 5


--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $442 million in connection with this adjustment.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 19 for a description of the impact of credit risk on the valuation of derivative instruments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2008 and 2007, the Company was obligated to return cash collateral under its control of $3,564 million and $233 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2008 and 2007, the Company had also accepted collateral consisting of various securities with a fair market value of $824 million and $98 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2008, none of the collateral had been sold or repledged.

     At December 31, 2008 and 2007, the Company provided securities collateral for various arrangements in connection with derivative instruments of $220 million and $162 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. In addition, the Company has exchange-traded futures, which require the pledging of collateral. At December 31, 2008 and 2007, the Company pledged securities collateral for exchange-traded futures of $0 and $33 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2008 and 2007, the Company provided cash collateral for exchange-traded futures of $77 million and $0, respectively, which is included in premiums and other receivables.

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table below. As a result, the maximum amount of potential future recoveries available to offset the $1,558 million from the table below was $8 million at December 31, 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2008:

                                                         DECEMBER 31, 2008
                                         -------------------------------------------------
                                                          MAXIMUM AMOUNT OF     WEIGHTED
                                          FAIR VALUE OF    FUTURE PAYMENTS       AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED  CREDIT DEFAULT      UNDER CREDIT       YEARS TO
CREDIT OBLIGATIONS (1)                        SWAPS       DEFAULT SWAPS (2)   MATURITY (3)
---------------------------------------  --------------   -----------------   ------------
                                                           (IN MILLIONS)
Aaa/Aa/A
  Single name credit default swaps
     (corporate).......................       $  1              $  116             5.0
  Credit default swaps referencing
     indices...........................        (30)              1,112             4.1
                                              ----              ------
     Subtotal..........................        (29)              1,228             4.2
                                              ----              ------
Baa
  Single name credit default swaps
     (corporate).......................          1                 100             2.3
  Credit default swaps referencing
     indices...........................         (5)                215             4.1
                                              ----              ------
     Subtotal..........................         (4)                315             3.5
                                              ----              ------
Ba
  Single name credit default swaps
     (corporate).......................         --                   5             5.0
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                   5             5.0
                                              ----              ------
B
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         (2)                 10             5.0
                                              ----              ------
     Subtotal..........................         (2)                 10             5.0
                                              ----              ------
Caa and lower
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
In or near default
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
                                              $(35)             $1,558             4.1
                                              ====              ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then the MLIC rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                      DAC      VOBA     TOTAL
                                                    -------   ------   -------
                                                           (IN MILLIONS)
Balance at January 1, 2006........................  $ 8,403    $ 220   $ 8,623
  Capitalizations.................................      936       --       936
                                                    -------   ------   -------
     Subtotal.....................................    9,339      220     9,559
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (138)      (2)     (140)
     Other expenses...............................      757      (34)      723
                                                    -------   ------   -------
       Total amortization.........................      619      (36)      583
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      105      (14)       91
  Less: Other.....................................       17      (23)       (6)
                                                    -------   ------   -------
Balance at December 31, 2006......................    8,598      293     8,891
  Effect of SOP 05-1 adoption.....................     (195)    (123)     (318)
  Capitalizations.................................      886       --       886
                                                    -------   ------   -------
     Subtotal.....................................    9,289      170     9,459
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (114)      (1)     (115)
     Other expenses...............................      735       23       758
                                                    -------   ------   -------
       Total amortization.........................      621       22       643
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      110       71       181
  Less: Other.....................................        7       --         7
                                                    -------   ------   -------
Balance at December 31, 2007......................    8,551       77     8,628
  Capitalizations.................................      901       --       901
                                                    -------   ------   -------
       Subtotal...................................    9,452       77     9,529
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................      157       (4)      153
     Other expenses...............................      909       19       928
                                                    -------   ------   -------
       Total amortization.........................    1,066       15     1,081
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......   (2,274)    (146)   (2,420)
  Less: Other.....................................       (2)      (1)       (3)
                                                    -------   ------   -------
Balance at December 31, 2008......................  $10,662    $ 209   $10,871
                                                    =======   ======   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $19 million in 2009, $11 million in 2010, $11 million in 2011, $10 million in 2012, and $10 million in 2013.

     Amortization of VOBA and DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investment gains and losses provide information regarding the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

     Information regarding DAC and VOBA by segment and reporting unit is as follows:

                                        DAC                  VOBA                 TOTAL
                                 ----------------   ---------------------   ----------------
                                                         DECEMBER 31,
                                 -----------------------------------------------------------
                                   2008     2007       2008        2007       2008     2007
                                 -------   ------   ---------   ---------   -------   ------
                                                        (IN MILLIONS)
Institutional:
  Group life...................  $    68   $   74   $       8   $       8   $    76   $   82
  Retirement & savings.........       31       32          --          --        31       32
  Non-medical health & other...      898      793          --          --       898      793
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................      997      899           8           8     1,005      907
                                 -------   ------   ---------   ---------   -------   ------
Individual:
  Traditional life.............    5,380    3,789         102         (11)    5,482    3,778
  Variable & universal life....    2,095    2,131          65          49     2,160    2,180
  Annuities....................    2,188    1,730          31          27     2,219    1,757
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................    9,663    7,650         198          65     9,861    7,715
                                 -------   ------   ---------   ---------   -------   ------
Corporate & Other..............        2        2           3           4         5        6
                                 -------   ------   ---------   ---------   -------   ------
Total..........................  $10,662   $8,551        $209        $ 77   $10,871   $8,628
                                 =======   ======   =========   =========   =======   ======



6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                              DECEMBER 31,
                                                             --------------
                                                             2008      2007
                                                             ----      ----
                                                              (IN MILLIONS)
Balance at beginning of the period.........................  $108      $106
Acquisitions...............................................     3         2
                                                             ----      ----
Balance at the end of the period...........................  $111      $108
                                                             ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding goodwill by segment and reporting unit is as follows:

                                                                DECEMBER 31,
                                                              ---------------
                                                              2008       2007
                                                              ----       ----
                                                               (IN MILLIONS)
Institutional:
  Group life................................................  $  3       $  3
  Retirement & savings......................................     2          2
  Non-medical health & other................................    65         62
                                                              ----       ----
     Subtotal...............................................    70         67
                                                              ----       ----
Individual:
  Traditional life..........................................    24         24
  Variable & universal life.................................     3          3
  Annuities.................................................    10         10
                                                              ----       ----
     Subtotal...............................................    37         37
                                                              ----       ----
Corporate & Other...........................................     4          4
                                                              ----       ----
Total.......................................................  $111       $108
                                                              ====       ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2008 based upon data as of June 30, 2008. Such tests indicated that goodwill was not impaired as of September 30, 2008. Current economic conditions, the sustained low level of equity markets and lower operating earnings projections, particularly for the Individual segment, required management of the Company to consider the impact of these events on the recoverability of its assets, in particular its goodwill. Management concluded it was appropriate to perform an interim goodwill impairment test at December 31, 2008. Based upon the tests performed management concluded no impairment of goodwill had occurred for any of the Company's reporting units at December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                                             OTHER
                                  FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                     BENEFITS        ACCOUNT BALANCES        FUNDS
                                -----------------   -----------------   ---------------
                                                      DECEMBER 31,
                                -------------------------------------------------------
                                  2008      2007      2008      2007     2008     2007
                                -------   -------   -------   -------   ------   ------
                                                     (IN MILLIONS)
Institutional
  Group life..................  $ 3,345   $ 3,326   $12,975   $13,207   $2,527   $2,359
  Retirement & savings........   28,485    26,119    49,276    38,749       59      213
  Non-medical health & other..   11,436    10,430       501       501      595      595
Individual
  Traditional life............   52,011    51,457        --        --    1,381    1,431
  Variable & universal life...      293       229     6,260     6,121      780      791
  Annuities...................    2,041     1,817    21,761    20,056       17       14
  Other.......................        1        --     2,482     2,368       --        1
Corporate & Other (1).........      571       374        53         1      124      131
                                -------   -------   -------   -------   ------   ------
  Total.......................  $98,183   $93,752   $93,308   $81,003   $5,483   $5,535
                                =======   =======   =======   =======   ======   ======



--------

   (1) Corporate & Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $395 million and $406 million at December 31, 2008 and 2007, respectively. Affiliated policyholder account balances, included in the table above, were $606 million and $613 million at December 31, 2008 and 2007, respectively. Affiliated other policyholder funds, included in the table above, were ($205) million and ($251) million at December 31, 2008 and 2007, respectively.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $431       $439       $ --
Acquisitions.........................................     9         --        441
Amortization.........................................   (13)        (8)        (2)
                                                       ----       ----       ----
Balance at December 31,..............................  $427       $431       $439
                                                       ====       ====       ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $15 million in 2009, $19 million in 2010, $22 million in 2011, $25 million in 2012 and $27 million in 2013. See Note 2 for a description of acquisitions and dispositions.

     The value of the identifiable intangibles included in the table above reflects the estimated fair value of the Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortization period of the intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $132       $121       $ 95
Capitalization.......................................    40         29         31
Amortization.........................................   (28)       (18)        (5)
                                                       ----       ----       ----
Balance at December 31,..............................  $144       $132       $121
                                                       ====       ====       ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $48.2 billion and $71.4 billion at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $24.1 billion and $18.3 billion at December 31, 2008 and 2007, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rate credited on these contracts was 4.40% and 4.73% at December 31, 2008 and 2007, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.3 billion and $1.2 billion for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Fixed maturity securities...................................   $ 5       $ 6
Equity securities...........................................   $16       $35
Cash and cash equivalents...................................  $ --       $ 1


     For the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2008, 2007 and 2006, the Company issued

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$5.7 billion, $4.6 billion and $5.2 billion, respectively, and repaid $7.6 billion, $3.7 billion and $1.5 billion, respectively, of GICs under this program. At December 31, 2008 and 2007, GICs outstanding, which are included in policyholder account balances, were $17.3 billion and $19.1 billion, respectively. During the years ended December 31, 2008, 2007 and 2006, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $840 million, $917 million and $672 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     Metropolitan Life Insurance Company is a member of the FHLB of NY and holds $830 million and $339 million of common stock of the FHLB of NY at December 31, 2008 and 2007, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY whereby MLIC has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including residential mortgage-backed securities to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $15.2 billion and $4.6 billion at December 31, 2008 and 2007, respectively, which is included in policyholder account balances. The advances on these agreements are collateralized by mortgage-backed securities with estimated fair values of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively.

     Metropolitan Life Insurance Company has issued funding agreements to certain trusts that have issued securities guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such trusts was $2.5 billion at both December 31, 2008 and 2007, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with estimated fair values of $2.9 billion at both December 31, 2008 and 2007.

     Approximately $3.0 billion of the obligations outstanding at MLIC at December 31, 2008 are subject to a temporary contingent increase in MLIC's borrowing capacity which is scheduled to expire at December 31, 2009. The Company does not expect to have any difficulties in meeting the contingencies associated with the increased capacity.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Balance at January 1,.............................  $ 5,174   $ 4,500   $ 4,191
  Less: Reinsurance recoverables..................     (265)     (268)     (295)
                                                    -------   -------   -------
Net balance at January 1,.........................    4,909     4,232     3,896
                                                    -------   -------   -------
Incurred related to:
  Current year....................................    4,063     3,743     2,997
  Prior years.....................................      (86)     (104)      (28)
                                                    -------   -------   -------
                                                      3,977     3,639     2,969
                                                    -------   -------   -------
Paid related to:
  Current year....................................   (2,481)   (2,077)   (1,814)
  Prior years.....................................   (1,002)     (885)     (819)
                                                    -------   -------   -------
                                                     (3,483)   (2,962)   (2,633)
                                                    -------   -------   -------
Net balance at December 31,.......................    5,403     4,909     4,232
  Add: Reinsurance recoverables...................      266       265       268
                                                    -------   -------   -------
Balance at December 31,...........................  $ 5,669   $ 5,174   $ 4,500
                                                    =======   =======   =======



     During 2008, 2007 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $86 million, $104 million and $28 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                 DECEMBER 31,
                                       ---------------------------------------------------------------
                                                    2008                             2007
                                       ------------------------------   ------------------------------
                                           IN THE             AT            IN THE             AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
  Separate account value.............     $   3,177             N/A        $   3,937             N/A
  Net amount at risk (2).............     $     706 (3)         N/A        $       7 (3)         N/A
  Average attained age of
     contractholders.................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Separate account value.............     $  28,448       $   5,693        $  36,404       $   6,524
  Net amount at risk (2).............     $   6,081 (3)   $   2,399 (4)    $     399 (3)   $      86 (4)
  Average attained age of
     contractholders.................      62 years        58 years         62 years        57 years
TWO TIER ANNUITIES
  General account value..............           N/A       $     283              N/A       $     286
  Net amount at risk (2).............           N/A       $      50 (5)          N/A       $      51 (5)
  Average attained age of
     contractholders.................           N/A        60 years              N/A        60 years



                                                                DECEMBER 31,
                                             -------------------------------------------------
                                                       2008                      2007
                                             -----------------------   -----------------------
                                              SECONDARY     PAID-UP     SECONDARY     PAID-UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account).................................   $   4,908    $   1,349    $   6,550    $   1,403
Net amount at risk (2).....................   $ 102,690 (3)$  12,485 (3)$ 103,219 (3)$  13,482 (3)
Average attained age of policyholders......    49 years     55 years     47 years     54 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                UNIVERSAL AND VARIABLE
                                       ANNUITY CONTRACTS            LIFE CONTRACTS
                                  --------------------------   -----------------------
                                  GUARANTEED     GUARANTEED                    PAID
                                     DEATH     ANNUITIZATION    SECONDARY       UP
                                   BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                  ----------   -------------   ----------   ----------   -----
                                                          (IN MILLIONS)
Balance at January 1, 2006......      $ 8           $ 7            $ 8          $10       $ 33
Incurred guaranteed benefits....        1            --              1           (1)         1
Paid guaranteed benefits........       (3)           --             --           --         (3)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2006....        6             7              9            9         31
Incurred guaranteed benefits....        4             8              4            3         19
Paid guaranteed benefits........       (2)           --             --           --         (2)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2007....        8            15             13           12         48
Incurred guaranteed benefits....       27            48             14            1         90
Paid guaranteed benefits........       (6)           --             --           --         (6)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2008....      $29           $63            $27          $13       $132
                                      ===           ===            ===          ===       ====



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $66 million, $24 million and $21 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $12,973   $23,494
  Balanced..............................................    5,342     5,312
  Bond..................................................    2,837     3,430
  Money Market..........................................      419       350
  Specialty.............................................      219       402
                                                          -------   -------
     Total..............................................  $21,790   $32,988
                                                          =======   =======



8.  REINSURANCE

     The Company's Individual segment life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for certain individual life insurance policies. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company's Individual segment also reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Individual segment also reinsures 100% of the living and death benefit riders issued associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit riders associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Institutional segment generally retains most of its risks and does not significantly utilize reinsurance. The Company may, on certain client arrangements, cede particular risks to reinsurers.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
PREMIUMS:
  Direct premiums................................  $19,246   $17,411   $16,958
  Reinsurance assumed............................    1,334       951       694
  Reinsurance ceded..............................   (2,136)   (1,927)   (1,716)
                                                   -------   -------   -------
     Net premiums................................  $18,444   $16,435   $15,936
                                                   =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type
     product policy fees.........................  $ 2,741   $ 2,589   $ 2,460
  Reinsurance assumed............................        7         2         1
  Reinsurance ceded..............................     (463)     (345)     (278)
                                                   -------   -------   -------
     Net universal life and investment-type
       product policy fees.......................  $ 2,285   $ 2,246   $ 2,183
                                                   =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims........  $21,863   $19,454   $18,795
  Reinsurance assumed............................    1,018       530       645
  Reinsurance ceded..............................   (2,182)   (1,709)   (1,793)
                                                   -------   -------   -------
     Net policyholder benefits and claims........  $20,699   $18,275   $17,647
                                                   =======   =======   =======



     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables......................  $ 2,817   $ 1,808
Deposit recoverables....................................    2,069     2,516
Claim recoverables......................................      201       197
All other recoverables..................................      290        27
                                                          -------   -------
  Total.................................................  $ 5,377   $ 4,548
                                                          =======   =======
AFFILIATED RECOVERABLES:
Closed block recoverables...............................  $15,862   $16,011
Future policy benefit recoverables......................    2,847     1,866
Claim recoverables......................................      156         6
All other recoverables..................................      478        51
                                                          -------   -------
  Total.................................................  $19,343   $17,934
                                                          =======   =======



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     Included in the unaffiliated reinsurance recoverables are $1.2 billion at both December 31, 2008 and 2007, related to reinsurance of long-term GICs, structured settlement lump sum contracts and $0.6 billion and $1.1 billion at December 31, 2008 and 2007, respectively, related to the reinsurance of investment-type contracts held by small market defined benefit contribution plans.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $1,811 million of unaffiliated reinsurance recoverable balances secured by funds held in trust as collateral, $353 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $284 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances except for $1,198 million of reserves and $8 million of other receivables are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $3,699 million, or 69%, of its total unaffiliated reinsurance recoverable balance of $5,377 million at December 31, 2008. Of these reinsurance recoverable balances, $1,736 million were secured by funds held in trust as collateral, $226 million were secured through irrevocable letters of credit issued by various financial institutions and $212 million of reinsurance recoverable balances were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $1,509 million and $323 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $21.0 billion and $20.1 billion at December 31, 2008 and 2007, respectively.

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, and MTL, all of which are related parties. The table below includes amounts related to transactions between these related parties and RGA through September 12, 2008, the date of the Company's dividend of interests in RGA.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table reflects related party reinsurance information:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Assumed premiums.....................................  $ 28      $ 52      $ 42
Assumed fees, included in universal life and
  investment-type product policy fees................  $  7      $  2      $  1
Interest earned on assumed reinsurance, included in
  other revenues.....................................  $ (5)     $ (4)     $ (3)
Assumed benefits, included in policyholder benefits
  and claims.........................................  $ 99      $ 54      $ 86
Assumed benefits, included in interest credited on
  policyholder account balances......................  $ 22      $ 18      $ 11
Assumed acquisition costs, included in other
  expenses...........................................  $128      $144      $322
Ceded premiums.......................................  $ 46      $113      $116
Ceded fees, included in universal life and
  investment-type product policy fees................  $178      $112      $ 64
Income from deposit contracts, included in other
  revenues (1).......................................  $923      $ --      $ --
Ceded benefits, included in policyholder benefits and
  claims.............................................  $133      $ 80      $ 69
Ceded benefits, included in interest credited to
  policyholder account balances......................  $ 70      $ 65      $ 49
Ceded benefits, included in policyholder dividends...  $ 20      $ 29      $ 27
Interest costs on ceded reinsurance, included in
  other expenses (1).................................  $831      $  5      $ (2)


--------

   (1) In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. In connection with this cession, the Company recognized $835 million of interest earned on the deposit included within premiums and other receivables, as well as certain administrative fees, at December 31, 2008. The Company also recognized $911 million of interest expense associated with the funds withheld included in other expenses for the year ended December 31, 2008.

     The Company has ceded risks to another affiliate related to guaranteed minimum benefit riders written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The embedded derivatives ceded are included within premiums and other receivables and were assets of $797 million and $34 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006, net investment gains (losses) included $763 million, $42 million and ($18) million, respectively, in changes in estimated fair value of such embedded derivatives.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and reduced the funds withheld balance by $1,203 million at December 31, 2008. The change in estimated fair value of the embedded derivative, included in net investment gains (losses), was $1,203 million for the year ended December 31, 2008.

     On December 1, 2006, TLIC, an affiliate of the Company, recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. On January 5, 2007, the Company transferred cash in the amount of $989 million, which represented $984 million for the fair value of the returned future policy benefits plus $5 million in interest. For the year ended December 31, 2006, as a result of this transaction, the Company recognized an expense of $184 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

9.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Recent experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized losses, has resulted in a reduction of the policyholder dividend obligation to zero during the year

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ended December 31, 2008. The reduction of the policyholder dividend obligation to zero and the Company's decision to revise the expected policyholder dividend scales, which are based upon statutory results, has resulted in reduction to both actual and expected cumulative earnings of the closed block. This change in the timing of the expected cumulative earnings of the closed block combined with a policyholder dividend obligation of zero has resulted in a reduction in the DAC associated with closed block, which resides outside of the closed block, and a corresponding decrease in the Company's net income of $127 million, net of income tax, for the year ended December 31, 2008. Amortization of the closed block DAC will be based upon actual cumulative earnings rather than expected cumulative earnings of the closed block until such time as the actual cumulative earnings of the closed block exceed the expected cumulative earnings, at which time the policyholder dividend obligation will be reestablished. Actual cumulative earnings less than expected cumulative earnings will result in future reductions to DAC and net income of the Company and increase sensitivity of the Company's net income to movements in closed block results. See also Note 5 for further information regarding DAC.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits..................................  $43,520   $43,362
Other policyholder funds................................      315       323
Policyholder dividends payable..........................      711       709
Policyholder dividend obligation........................       --       789
Payables for collateral under securities loaned and
  other transactions....................................    2,852     5,610
Other liabilities.......................................      254       290
                                                          -------   -------
  Total closed block liabilities........................   47,652    51,083
                                                          -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $27,947 and
     $29,631, respectively).............................   26,205    30,481
  Equity securities available-for-sale, at estimated
     fair value (cost: $280 and $1,555, respectively)...      210     1,875
  Mortgage loans on real estate.........................    7,243     7,472
  Policy loans..........................................    4,426     4,290
  Real estate and real estate joint ventures held-for-
     investment.........................................      381       297
  Short-term investments................................       52        14
  Other invested assets.................................      952       829
                                                          -------   -------
     Total investments..................................   39,469    45,258
Cash and cash equivalents...............................      262       333
Accrued investment income...............................      484       485
Deferred income tax assets..............................    1,632       640
Premiums and other receivables..........................       98       151
                                                          -------   -------
     Total assets designated to the closed block........   41,945    46,867
                                                          -------   -------
Excess of closed block liabilities over assets
  designated to the closed block........................    5,707     4,216
                                                          -------   -------
Amounts included in accumulated other comprehensive
  income (loss):
  Unrealized investment gains (losses), net of income
     tax of ($633) and $424, respectively...............   (1,174)      751
  Unrealized gains (losses) on derivative instruments,
     net of income tax of ($8) and ($19), respectively..      (15)      (33)
  Allocated $284, net of income tax, to policyholder
     dividend obligation at December 31, 2007...........       --      (505)
                                                          -------   -------
Total amounts included in accumulated other
  comprehensive income (loss)...........................   (1,189)      213
                                                          -------   -------
Maximum future earnings to be recognized from closed
  block assets and liabilities..........................  $ 4,518   $ 4,429
                                                          =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008       2007        2006
                                                      -----      ------      ------
                                                              (IN MILLIONS)
Balance at January 1,...............................  $ 789      $1,063      $1,607
Impact on revenues, net of expenses and income tax..     --          --        (114)
Change in unrealized investment and derivative gains
  (losses)..........................................   (789)       (274)       (430)
                                                      -----      ------      ------
Balance at December 31,.............................  $  --      $  789      $1,063
                                                      =====      ======      ======



     Information regarding the closed block revenues and expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                        ------------------------------
                                                         2008        2007        2006
                                                        ------      ------      ------
                                                                 (IN MILLIONS)
REVENUES
  Premiums............................................  $2,787      $2,870      $2,959
  Net investment income and other revenues............   2,248       2,350       2,355
  Net investment gains (losses).......................     (84)         28        (130)
                                                        ------      ------      ------
     Total revenues...................................   4,951       5,248       5,184
                                                        ------      ------      ------
EXPENSES
  Policyholder benefits and claims....................   3,393       3,457       3,474
  Policyholder dividends..............................   1,498       1,492       1,479
  Change in policyholder dividend obligation..........      --          --        (114)
  Other expenses......................................     217         231         247
                                                        ------      ------      ------
     Total expenses...................................   5,108       5,180       5,086
                                                        ------      ------      ------
Revenues, net of expenses before income tax...........    (157)         68          98
Income tax............................................     (68)         21          34
                                                        ------      ------      ------
Revenues, net of expenses and income tax from
  continuing operations...............................     (89)         47          64
Revenues, net of expenses and income tax from
  discontinued operations.............................      --          --           1
                                                        ------      ------      ------
Revenues, net of expenses, income taxes and
  discontinued operations.............................  $  (89)     $   47      $   65
                                                        ======      ======      ======



     The change in the maximum future earnings of the closed block is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Balance at December 31,.............................  $4,518   $4,429   $4,480
Less:
  Cumulative effect of a change in accounting
     principle, net of income tax...................      --       (4)      --
Balance at January 1,...............................   4,429    4,480    4,545
                                                      ------   ------   ------
Change during year..................................  $   89   $  (47)  $  (65)
                                                      ======   ======   ======



     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                      INTEREST RATES
                                 -----------------------                 DECEMBER 31,
                                                WEIGHTED               ---------------
                                     RANGE       AVERAGE    MATURITY    2008     2007
                                 ------------   --------   ---------   ------   ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated....   3.89%-7.38%     5.66%    2009-2037   $1,394   $1,394
Surplus notes..................   7.63%-7.88%     7.86%    2015-2025      698      697
Capital notes -- affiliated....      7.13%        7.13%    2032-2033      500      500
Other notes with varying
  interest rates...............  4.45%-12.00%     7.95%    2009-2016       66       45
Secured demand
  note -- affiliated...........      0.50%        0.50%       2011         25       --
Capital lease obligations......                                            39       51
                                                                       ------   ------
Total long-term debt...........                                         2,722    2,687
Total short-term debt..........                                           414      357
                                                                       ------   ------
  Total........................                                        $3,136   $3,044
                                                                       ======   ======



     The aggregate maturities of long-term debt at December 31, 2008 for the next five years are $710 million in 2009, $66 million in 2010, $25 million in 2011, $1 million in 2012, less than $1 million in 2013 and $1,920 million thereafter.

     Capital lease obligations are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

     Long-term debt, credit facilities and letters of credit of MetLife, Inc. and its subsidiaries contain various covenants. The Company has certain administrative, reporting, legal and financial covenants in several of these arrangements. The Company was in compliance with all covenants at December 31, 2008 and 2007.

  SURPLUS NOTES -- AFFILIATED

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to MetLife, Inc. and then issued to MetLife, Inc. a $700 million surplus note with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note to MetLife Capital Trust IV, an affiliate, with an interest rate of 7.38%.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SHORT-TERM DEBT

     Short-term debt was $414 million and $357 million at December 31, 2008 and 2007, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2008, 2007 and 2006, the weighted average interest rate of short-term debt was 2.4%, 5.1% and 5.1%, respectively. During the years ended December 31, 2008, 2007 and 2006, the average daily balance of short-term debt was $421 million, $927 million and $768 million, respectively, and was outstanding for an average of 25 days, 25 days and 53 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $192 million, $190 million and $184 million for the years ended December 31, 2008, 2007 and 2006, respectively, and does not include interest expense on shares subject to mandatory redemption. See Note 11. These amounts include $120 million, $78 million and $76 million of interest expense related to affiliated debt for the years ended December 31, 2008, 2007 and 2006, respectively.

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facility. MetLife Funding, Inc., a subsidiary of the Company, maintains a committed and unsecured credit facility of $2.9 billion at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. This facility can be used for general corporate purposes and, at December 31, 2008, the facility also served as a back-up line of credit for the Company's commercial paper program. This agreement contains various administrative, reporting, legal and financial covenants, including a covenant requiring MetLife, Inc. to maintain a specified minimum consolidated net worth. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this credit facility were $17 million, of which $11 million related to deferred amendment fees, for the year ended December 31, 2008. Information on this credit facility at December 31, 2008 is as follows:

                                                                   LETTER OF
                                                                     CREDIT                   UNUSED
BORROWER(S)                               EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                              ------------   --------   ---------   ---------   -----------
                                                                 (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ...............................   June 2012 (1)   $2,850      $2,313       $ --         $537
                                                         ------      ------       ----         ----
  Total...............................                   $2,850      $2,313        $--         $537
                                                         ======      ======       ====         ====



--------

   (1) In December 2008, MetLife, Inc. and MetLife Funding, Inc. entered into an amended and restated $2.85 billion credit agreement with various financial institutions. The agreement amended and restated the $3.0 billion credit agreement entered into in June 2007. Proceeds are available to be used for general corporate purposes, to support their commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013. The borrowers and the lenders under this facility may agree to extend the term of all or part of the facility to no later than June 2014, except that letters of credit outstanding upon termination may remain outstanding until June 2015. Fees for this agreement include a 0.25% facility fee, 0.075% fronting fee, a letter of credit fee between 1% and 5% based on certain market rates and a 0.05% utilization fee, as applicable, and may vary based on MetLife, Inc.'s senior unsecured ratings. MetLife, Inc. and MetLife Funding, Inc. incurred amendment costs of $11 million related to the $2,850 million amended and restated credit agreement, which have been capitalized and included in other assets. These costs will be amortized over the term of the agreement. MetLife, Inc. did not have any deferred financing costs associated with the original June 2007 credit agreement.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Committed Facility. Missouri Reinsurance (Barbados), Inc., a subsidiary of the Company, maintains a committed facility of $500 million at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. The facility is used for collateral for certain of the Company's reinsurance reserves. This facility contains various administrative, reporting, legal and financial covenants. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this committed facility were $4 million for the year ended December 31, 2008. Information on the committed facility at December 31, 2008 is as follows:

                                                                    LETTER OF
                                                                      CREDIT       UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)      EXPIRATION    CAPACITY   DRAWDOWNS   ISSUANCES   COMMITMENTS    (YEARS)
-------------------------     ------------   --------   ---------   ---------   -----------   --------
                                                            (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc., &
  Missouri Reinsurance
  (Barbados), Inc. .........  June 2016 (1)    $500        $--         $490         $10           7
                                               ----        ---         ----         ---
  Total.....................                   $500        $--         $490         $10
                                               ====        ===         ====         ===



--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

     Letters of Credit. At December 31, 2008, the Company had outstanding $2.8 billion in letters of credit from various financial institutions, of which $490 million and $2.3 billion were part of committed and credit facilities, respectively. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. In October 2007, GenAmerica redeemed these securities which were due to mature on June 30, 2027. As a result of this redemption, the Company recognized additional interest expense of $10 million. Interest expense on these instruments is included in other expenses and was $20 million and $11 million for the years ended December 31, 2007 and 2006, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ----------------------------
                                                        2008        2007       2006
                                                       ------      ------      ----
                                                               (IN MILLIONS)
Current:
  Federal............................................  $  (58)     $1,067      $492
  State and local....................................       2          22         5
  Foreign............................................      17           9         8
                                                       ------      ------      ----
  Subtotal...........................................     (39)      1,098       505
                                                       ------      ------      ----
Deferred:
  Federal............................................   1,689         (53)       43
  State and local....................................      --          18        19
  Foreign............................................       1          (9)      (10)
                                                       ------      ------      ----
  Subtotal...........................................   1,690         (44)       52
                                                       ------      ------      ----
Provision for income tax.............................  $1,651      $1,054      $557
                                                       ======      ======      ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008        2007        2006
                                                      ------      ------      -----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate................  $1,759      $1,157      $ 780
Tax effect of:
  Tax-exempt investment income......................    (116)       (160)      (167)
  State and local income tax........................       1          33         19
  Prior year tax....................................      52          38        (26)
  Foreign tax rate differential and change in
     valuation allowance............................     (14)        (18)       (21)
  Other, net........................................     (31)          4        (28)
                                                      ------      ------      -----
Provision for income tax............................  $1,651      $1,054      $ 557
                                                      ======      ======      =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables................  $3,312   $3,005
  Net operating loss carryforwards........................      24       47
  Employee benefits.......................................     616      120
  Tax credit carryforwards................................     298       --
  Net unrealized investment losses........................   4,062       --
  Litigation-related and government mandated..............     264       45
  Other...................................................     111      202
                                                            ------   ------
                                                             8,687    3,419
Less: Valuation allowance.................................      14        8
                                                            ------   ------
                                                             8,673    3,411
                                                            ------   ------
Deferred income tax liabilities:
  Investments, including derivatives......................   3,918    1,493
  DAC.....................................................   2,167    2,207
  Net unrealized investment gains.........................      --      689
  Other...................................................      31        7
                                                            ------   ------
                                                             6,116    4,396
                                                            ------   ------
Net deferred income tax asset/(liability).................  $2,557   $ (985)
                                                            ======   ======



     Domestic net operating loss carryforwards amount to $29 million at December 31, 2008 and will expire beginning in 2024. Foreign net operating loss carryforwards amount to $51 million at December 31, 2008 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Tax credit carryforwards amount to $298 million at December 31, 2008.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will be not realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2008, the Company recorded an increase to the deferred tax valuation allowance of $6 million related to certain foreign net operating loss carryforwards.

     The Company has not established a valuation allowance against the deferred tax asset of $4,062 million recognized in connection with unrealized losses at December 31, 2008. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized a $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $797 million. The Company reclassified, at adoption, $568 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $211 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits at January 1, 2007 that would affect the effective tax rate, if recognized, was $586 million. The Company also had $198 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $655 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $475 million. The total amount of unrecognized tax benefits decreased by $142 million from the date of adoption primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income taxes, as applicable, and a payment of $156 million was made in December of 2007, with $6 million to be paid in 2009 and the remaining $9 million to be paid in future years.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income taxes, as applicable. Of the $135 million reclassified to current and deferred income taxes, $2 million was paid in 2008 and $133 million will be paid in 2009.

     The Company's liability for unrecognized tax benefits will change in the next 12 months pending the outcome of remaining issues associated with the current IRS audit including tax-exempt income and tax credits. Management is working to resolve the remaining audit items directly with IRS auditors as well as through available accelerated IRS resolution programs and may protest any unresolved issues through the IRS appeals process and, possibly, litigation, the timing and extent of which is uncertain. At this time, a reasonable estimate of the range of a payment or change in the liability is between $40 million and $50 million; however, the Company continues to believe that the ultimate resolution of the issues will not result in a material effect on its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2008 and December 31, 2007, is as follows:

                                                              DECEMBER 31,
                                                             -------------
                                                              2008    2007
                                                             -----   -----
                                                             (IN MILLIONS)
Balance as of beginning of the period......................  $ 655   $ 797
Additions for tax positions of prior years.................      4      32
Reductions for tax positions of prior years................    (33)    (51)
Additions for tax positions of current year................    120      52
Reductions for tax positions of current year...............    (12)     --
Settlements with tax authorities...........................   (135)   (171)
Lapses of statutes of limitations..........................     (6)     (4)
                                                             -----   -----
Balance as of end of the period............................  $ 593   $ 655
                                                             =====   =====



     During the year ended December 31, 2007, the Company recognized $72 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $197 million of accrued interest associated with the liability for unrecognized tax benefits. The $1 million increase, from the date of adoption, in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $72 million of interest expense and a $73 million decrease primarily resulting from the aforementioned IRS settlements. During 2007, the $73 million resulting from IRS settlements was reclassified to current income tax payable and will be paid in 2009.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million has been reclassified to current income tax payable and the remaining $1 million reduced interest expense. Of the $73 million reclassified to current income tax payable, $4 million was paid in 2008 and the remainder of $69 million will be paid in 2009.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $104 million and $113 million, respectively, related to the separate account DRD.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. The review includes senior legal and financial personnel. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below; in 2007 the Company increased legal liabilities for pending sales practices, employment, and intellectual property litigation matters against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2008.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The actions discussed below name as defendants some or all of Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. Metropolitan Life Insurance Company, MetLife, Inc., and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). The plaintiffs in the consolidated state court class action seek compensatory relief and punitive damages against Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. The court has certified a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law. Pursuant to the court's order, plaintiffs have given notice to the class of the pendency of this action. Defendants' motion for summary judgment is pending.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life Insurance Company and MetLife, Inc., plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. By orders dated July 19, 2005 and August 29, 2006, the federal trial court certified a litigation class of present and former policyholders. The court has directed the manner and form of notice to the class, but plaintiffs have not yet distributed the notice. Metropolitan Life Insurance Company and MetLife, Inc. have moved for summary judgment, and plaintiffs have moved for partial summary judgment. The court heard oral argument on the parties' motions for summary judgment on September 19, 2008.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                           DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)
Asbestos personal injury claims at year end......   74,027    79,717    87,070
Number of new claims during the year.............    5,063     7,161     7,870
Settlement payments during the year (1)..........  $  99.0   $  28.2   $  35.5


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies as of September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted as of September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2008.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. Regulators also have requested information relating to market timing and late

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. The Company has been cooperating fully with these inquiries.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company; New England Mutual Life Insurance Company, New England Life Insurance Company and New England Securities Corporation (collectively "New England"); and GALIC. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     In June 2008, the Environmental Protection Agency issued a Notice of Violation ("NOV") regarding the operations of the Homer City Generating Station, an electrical generation facility. The NOV alleges, among other things, that the electrical generation facility is being operated in violation of certain federal and state Clean Air Act requirements. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a minority interest in the electrical generation facility, which is solely operated by the lessee, EME Homer City Generation L.P. ("EME Homer"). Homer City OL6 LLC and EME Homer are among the respondents identified in the NOV. EME Homer has been notified of its obligation to indemnify Homer City OL6 LLC and Metropolitan Life Insurance Company for any claims resulting from the NOV and has expressly acknowledged its obligation to indemnify Homer City OL6 LLC.

  Other Litigation

     Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998). This putative class action lawsuit involving sales practices claims was filed against Metropolitan Life Insurance Company in Canada. Plaintiff alleged misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. Pursuant to a judgment dated March 11, 2009, this lawsuit was dismissed.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued MetLife, Inc., Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. On February 10, 2009, the district court granted the Company's motion to dismiss plaintiffs' second amended complaint, dismissing all of plaintiffs' claims except for breach of contract claims. Plaintiffs had been provided with an opportunity to re-plead the dismissed claims by February 26, 2009. Since plaintiffs never amended these claims, they were dismissed with prejudice on March 2, 2009. By order dated March 20, 2009, the court declined to retain jurisdiction over the remaining breach of contract claims and dismissed the lawsuit.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district class action proceeding, plaintiffs' complaint alleged that MetLife, Inc., Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007 and January 2008, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust, the RICO, and the ERISA claims. In February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs' appeal from the orders dismissing their RICO and federal antitrust claims is pending with the U.S. Court of Appeals for the Third Circuit. A putative class action alleging that MetLife, Inc. and other non-affiliated defendants violated

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     Metropolitan Life Insurance Company v. Park Avenue Securities, et. al. (FINRA Arbitration, filed May 2006). Metropolitan Life Insurance Company commenced an action against Park Avenue Securities LLC., a registered investment adviser and broker-dealer that is an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America, alleging misappropriation of confidential and proprietary information and use of prohibited methods to solicit Metropolitan Life Insurance Company customers and recruit Metropolitan Life Insurance Company financial services representatives. On February 12, 2009, a FINRA arbitration panel awarded Metropolitan Life Insurance Company $21 million in damages, including punitive damages and attorneys' fees. Park Avenue Securities may appeal the award.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs assert legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs seek rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In January and May 2008, the court issued orders granting the defendants' motion to dismiss in part, dismissing all of plaintiffs' claims except for claims under the Investment Advisers Act. Defendants' motion to dismiss claims under the Investment Advisers Act was denied. The Company will vigorously defend against the remaining claims in this matter.

     Sales Practices Claims. Over the past several years, Metropolitan Life Insurance Company, New England and GALIC have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. At December 31, 2008, there were approximately 125 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life Insurance Company, New England, GALIC, MetLife Securities, Inc. and Walnut Street Securities.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                               2008      2007
                                                               ----      ----
                                                                (IN MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments.....   $37       $24
  Premium tax offsets currently available for paid
     assessments.............................................     5         5
                                                                ---       ---
                                                                $42       $29
                                                                ===       ===
Other Liabilities:
  Insolvency assessments.....................................   $57       $41
                                                                ===       ===



     Assessments levied against the Company were $2 million, less than $1 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2009...............................................   $390       $12      $  189
2010...............................................   $347       $ 8      $  190
2011...............................................   $270       $ 8      $  168
2012...............................................   $209       $ 8      $  143
2013...............................................   $170       $ 8      $  129
Thereafter.........................................   $534       $33      $1,061


     During the fourth quarter of 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City to New York City. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and New York City, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.9 billion and $2.8 billion at December 31, 2008 and 2007, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.2 billion and $3.3 billion at December 31, 2008 and 2007, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $611 million and $667 million at December 31, 2008 and 2007, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2008, the Company recorded $7 million of additional liabilities for guarantees related to certain investment transactions. The term for these guarantees and their associated liabilities varies, with a maximum of 18 years. The maximum potential amount of future payments the Company could be required to pay under these guarantees is $202 million. During the year ended December 31, 2008, the Company reduced $3 million of previously recorded liabilities related to these investment transactions. The Company's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded liability was $4 million at December 31, 2008 for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at December 31, 2007.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. As of December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     See Note 4 for further disclosures related to credit default swap obligations.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level employees. The Company's proportionate share of net pension expense related to its sponsored pension plans was $49 million for the year ended December 31, 2008.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($8) million for the year ended December 31, 2008.

     As described more fully in Note 1, effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement benefit plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption.

     The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                 DECEMBER 31, 2006
                                                 -------------------------------------------------
                                                              ADDITIONAL
                                                                MINIMUM
                                                     PRE        PENSION   ADOPTION OF      POST
                                                   SFAS 158    LIABILITY    SFAS 158     SFAS 158
BALANCE SHEET CAPTION                            ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
-----------------------------------------------  -----------  ----------  -----------  -----------
                                                                   (IN MILLIONS)
Other assets: Prepaid pension benefit cost.....     $1,878       $ --       $  (999)     $   879
Other assets: Intangible asset.................     $   12        (12)           --      $    --
Other liabilities: Accrued pension benefit
  cost.........................................     $ (474)       (14)          (66)     $  (554)
Other liabilities: Accrued other postretirement
  benefit plan cost............................     $ (688)        --           (96)     $  (784)
                                                                 ----       -------
  Subtotal.....................................                   (26)       (1,161)
Net liability of subsidiary held-for-sale......                    --           (17)
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  before income tax:
Defined benefit plans..........................     $  (66)       (26)       (1,178)     $(1,270)
Minority interest..............................                    --             8
Deferred income tax............................                     8           421
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  net of income tax:
Defined benefit plans..........................     $  (41)      $(18)      $  (749)     $  (808)
                                                                 ====       =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                DECEMBER 31,
                                                     ---------------------------------
                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                      2008     2007     2008     2007
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at beginning of year............  $5,668   $5,854   $1,581   $2,043
  Service cost.....................................     159      158       20       26
  Interest cost....................................     375      348      101      102
  Plan participants' contributions.................      --       --       31       31
  Net actuarial (gains) losses.....................     139     (383)      19     (464)
  Change in benefits...............................       1       39       --       --
  Prescription drug subsidy........................      --       --       10       13
  Benefits paid....................................    (349)    (348)    (146)    (170)
                                                     ------   ------   ------   ------
Benefit obligation at end of year..................   5,993    5,668    1,616    1,581
                                                     ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at beginning of year.....   6,467    6,228    1,181    1,169
  Actual return on plan assets.....................    (943)     539     (149)      58
  Employer contribution............................     341       48        1        1
  Benefits paid....................................    (349)    (348)     (23)     (47)
                                                     ------   ------   ------   ------
  Fair value of plan assets at end of year.........   5,516    6,467    1,010    1,181
                                                     ------   ------   ------   ------
  Funded status at end of year.....................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheet consist of:
  Other assets.....................................  $  208   $1,382   $   --   $   --
  Other liabilities................................    (685)    (583)    (606)    (400)
                                                     ------   ------   ------   ------
  Net amount recognized............................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses.....................  $2,196   $  633   $  146   $ (112)
  Prior service cost (credit)......................      44       63     (157)    (194)
                                                     ------   ------   ------   ------
  Accumulated other comprehensive (income) loss....  $2,240   $  696   $  (11)  $ (306)
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                             DECEMBER 31,
                                          -------------------------------------------------
                                                            NON-QUALIFIED
                                           QUALIFIED PLAN        PLAN            TOTAL
                                          ---------------   -------------   ---------------
                                           2008     2007     2008    2007    2008     2007
                                          ------   ------   -----   -----   ------   ------
                                                            (IN MILLIONS)
Aggregate fair value of plan assets
  (principally Company contracts).......  $5,516   $6,467   $  --   $  --   $5,516   $6,467
Aggregate projected benefit obligation..   5,308    5,085     685     583    5,993    5,668
                                          ------   ------   -----   -----   ------   ------
Over (under) funded.....................  $  208   $1,382   $(685)  $(583)  $ (477)  $  799
                                          ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,583 million and $5,256 million at December 31, 2008 and 2007, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Projected benefit obligation................................  $685      $583
Accumulated benefit obligation..............................  $577      $508
Fair value of plan assets...................................  $ --      $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets is as follows:

                                                          DECEMBER 31,
                                               ---------------------------------
                                                                      OTHER
                                                   PENSION        POSTRETIREMENT
                                                   BENEFITS          BENEFITS
                                               ---------------   ---------------
                                                2008     2007     2008     2007
                                               ------   ------   ------   ------
                                                         (IN MILLIONS)
Projected benefit obligation.................   $685     $583    $1,616   $1,581
Fair value of plan assets....................   $ --     $ --    $1,010   $1,181

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------------
                                                                                 OTHER
                                                     PENSION                POSTRETIREMENT
                                                    BENEFITS                   BENEFITS
                                            ------------------------   ------------------------
                                             2008     2007     2006     2008     2007     2006
                                            ------   ------   ------   ------   ------   ------
                                                               (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost............................  $  159    $ 158    $ 155    $ 20     $  26    $ 35
  Interest cost...........................     375      348      328     101       102     116
  Expected return on plan assets..........    (517)    (501)    (447)    (88)      (87)    (80)
  Amortization of net actuarial (gains)
     losses...............................      24       68      131      --        --      21
  Amortization of prior service cost
     (credit).............................      15       17        7     (36)      (36)    (37)
                                            ------   ------   ------   ------   ------   ------
     Net periodic benefit cost............      56       90    $ 174      (3)        5    $ 55
                                                              ======                     ======
     Net periodic benefit cost of
       subsidiary held-for-sale...........      --        4               --         1
                                            ------   ------            ------   ------
                                                56       94               (3)        6
                                            ------   ------            ------   ------
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses............   1,563     (424)             258      (440)
  Prior service cost (credit).............     (19)      40               37        --
  Amortization of net actuarial (gains)
     losses...............................     (24)     (68)              --        --
  Amortization of prior service cost
     (credit).............................     (15)     (17)              36        36
                                            -- ---    -----             ----     -----
     Total recognized in other
       comprehensive income (loss)........   1,505     (469)             331      (404)
                                            -- ---    -----             ----     -----
     Total recognized in net periodic
       benefit cost and other
       comprehensive income (loss)........  $1,561    $(375)            $328     $(398)
                                            ======   ======            ======   ======



     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $198 million and $9 million, respectively.

     The estimated net actuarial losses and prior service credit for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $10 million and ($36) million, respectively.

     In 2004, the Company adopted the guidance in FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2006. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Balance, beginning of year...........................  $299   $328   $298
  Service cost.........................................     5      7      6
  Interest cost........................................    20     19     19
  Net actuarial gains (losses).........................     3    (42)    15
  Prescription drug subsidy............................   (10)   (13)   (10)
                                                         ----   ----   ----
     Balance, end of year..............................  $317   $299   $328
                                                         ====   ====   ====




                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost..........................................   $ 5       $ 7       $ 6
  Interest cost.........................................    20        19        19
  Amortization of net actuarial gains (losses)..........    --         5        30
                                                           ---       ---       ---
     Total reduction in net periodic benefit cost.......   $25       $31       $55
                                                           ===       ===       ===



     The Company received subsidies of $12 million and $10 million for the years ended December 31, 2008 and 2007, respectively.

  ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                       DECEMBER 31,
                                       -------------------------------------------
                                                                     OTHER
                                             PENSION             POSTRETIREMENT
                                             BENEFITS               BENEFITS
                                       -------------------   ---------------------
                                          2008       2007      2008         2007
                                       ---------   -------   --------     --------
Weighted average discount rate.......    6.60%      6.65%      6.62%        6.65%
Rate of compensation increase........  3.5%-7.5%   4.0%-8%      N/A          N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                ---------------------------------------------------------
                                                                  OTHER POSTRETIREMENT
                                      PENSION BENEFITS                  BENEFITS
                                ---------------------------   ---------------------------
                                  2008      2007      2006      2008      2007      2006
                                -------   -------   -------   -------   -------   -------
Weighted average discount
  rate........................   6.65%     6.00%     5.80%      6.65%     6.00%     5.79%
Weighted average expected rate
  of return on plan assets....   8.25%     8.25%     8.25%      7.33%     7.48%     7.42%
Rate of compensation
  increase....................  3.5%-8%   4.0%-8%   4.0%-8%      N/A       N/A       N/A

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2009 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2008                             2007
                                ------------------------------   ------------------------------
Pre-Medicare eligible claims..  8.8% down to 5.8% in 2018 and    8.5% down to 5% in 2014 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%
Medicare eligible claims......  8.8% down to 5.8% in 2018 and    10.5% down to 5% in 2018 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN MILLIONS)
Effect on total of service and interest cost
  components.........................................      $ 6           $ (6)
Effect of accumulated postretirement benefit
  obligation.........................................      $76           $(86)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 99% of all pension and other postretirement benefit plans assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $6,451 million and $7,565 million at December 31, 2008 and 2007, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $42 million, $47 million and $48 million for the years ended December 31, 2008, 2007 and 2006, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains and losses, credited to the account balances were ($1,090) million, $603 million and $818 million for the years ended December 31, 2008, 2007 and 2006, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2008   2007   2008     2007
                                                     ----   ----   ----     ----
ASSET CATEGORY
Equity securities..................................    28%    38%    27%      37%
Fixed maturity securities..........................    51     44     71       58
Other (Real Estate and Alternative Investments)....    21     18      2        5
                                                      ---    ---    ---      ---
  Total............................................   100%   100%   100%     100%
                                                      ===    ===    ===      ===



     The weighted-average target allocations of pension plan and other postretirement benefit plan assets for 2009 are as follows:

                                                        PENSION    OTHER
                                                        -------   -------
ASSET CATEGORY
Equity securities.....................................  25%-45%   30%-45%
Fixed maturity securities.............................  35%-55%   55%-85%
Other (Real Estate and Alternative Investments).......   5%-32%    0%-10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for the years ended December 31, 2008 or 2007. No contributions will be required for 2009. The Company made discretionary contributions of $286 million to the qualified pension plans during the year ended December 31, 2008 and did not make discretionary contributions for the year ended December 31, 2007. The Company expects to make additional discretionary contributions of $143 million in 2009.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $41 million and $48 million for the years ended December 31, 2008 and 2007, respectively. These payments are expected to be at approximately the same level in 2009.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to primarily use their general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing plan assets. Total payments equaled $146 million and $170 million for the years ended December 31, 2008 and 2007, respectively.

     The Company expects to make contributions of $118 million, net of participant's contributions, toward the other postretirement plan obligations in 2009. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                              OTHER POSTRETIREMENT
                                                                    BENEFITS
                                                          ---------------------------
                                                                  PRESCRIPTION
                                                PENSION               DRUG
                                               BENEFITS   GROSS     SUBSIDIES     NET
                                               --------   -----   ------------   ----
                                                            (IN MILLIONS)
2009.........................................   $  379     $133       $ (15)     $118
2010.........................................   $  393     $138       $ (16)     $122
2011.........................................   $  402     $144       $ (16)     $128
2012.........................................   $  418     $148       $ (17)     $131
2013.........................................   $  431     $152       $ (18)     $134
2014-2018....................................   $2,368     $836       $(107)     $729


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $63 million, $66 million and $71 million for the years ended December 31, 2008, 2007 and 2006, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the year ended December 31, 2008, MetLife, Inc. contributed and paid $4 million in the form of line of credit fees on the Company's behalf.

     During the year ended December, 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 7.

     On December 12, 2007, MetLife, Inc. contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV. See Note 10.

     On October 20, 2006, MetLife, Inc. contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, MetLife, Inc. contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, GALIC, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife, Inc. Immediately following the sale, MetLife, Inc. merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, MetLife, Inc. contributed $76 million to the Company.

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with MetLife, Inc., the Company adopted SFAS 123(r), using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations.

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of MetLife, Inc., as described herein.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of MetLife, Inc.'s common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the Long-Term Performance Compensation Plan ("LTPCP"), as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of MetLife, Inc. common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of MetLife, Inc. common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,584,119 at December 31, 2008. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2008, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 55,654,550.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     MetLife, Inc. allocated 89%, 88% and 90% of stock-based compensation to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $108 million, $128 million and $130 million, and income tax benefits of $38 million, $45 million and $46 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of MetLife, Inc.'s common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2008 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2008 of $34.86 and December 31, 2007 of $61.62, as applicable.

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM          VALUE
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2008.........   24,362,746         $38.85            6.18           $555
                                                             ======            ====           ====
  Granted..............................    3,464,075         $59.48
  Exercised............................   (1,372,254)        $32.76
  Cancelled/Expired....................     (142,145)        $44.62
  Forfeited............................     (219,330)        $51.44
                                          ----------
Outstanding at December 31, 2008.......   26,093,092         $41.75            5.73           $ --
                                          ==========         ======            ====           ====
Aggregate number of stock options
  expected to vest at December 31,
  2008.................................   25,503,025         $41.38            5.66           $ --
                                          ==========         ======            ====           ====
Exercisable at December 31, 2008.......   19,405,732         $35.84            4.80           $ --
                                          ==========         ======            ====           ====



     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc.'s common stock; risk-free rate of return; expected dividend yield on MetLife, Inc.'s common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc.'s common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of its common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                       YEARS ENDED DECEMBER 31,
                                               ---------------------------------------
                                                   2008          2007          2006
                                               -----------   -----------   -----------
Dividend yield...............................     1.21%         0.94%         1.04%
Risk-free rate of return.....................  1.91%-7.21%   4.30%-5.32%   4.17%-4.96%
Expected volatility..........................     24.85%        19.54%        22.00%
Exercise multiple............................      1.73          1.66          1.52
Post-vesting termination rate................     3.05%         3.66%         4.09%
Contractual term (years).....................       10            10            10
Expected life (years)........................       6             6             6
Weighted average exercise price of stock
  options granted............................     $59.47        $62.86        $50.21
Weighted average fair value of stock options
  granted....................................     $17.51        $17.76        $13.84


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $44 million, $49 million and $51 million related to Stock Options was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $43 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.81 years. The Company's allocated portion of Stock Option expense was 88%.

     MetLife, Inc. allocated to its subsidiaries the tax benefit associated with the deduction allowed for Stock Option exercises. The Company's consolidated results of operations include $12 million, $41 million, and $22 million of such tax benefits for the years ended December 31, 2008, 2007, and 2006, respectively.

  Performance Shares

     Beginning in 2005, MetLife, Inc. awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of MetLife, Inc.'s performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of MetLife, Inc.'s common stock.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following is a summary of Performance Share activity for the year ended December 31, 2008:

                                                                     WEIGHTED AVERAGE
                                                                        GRANT DATE
                                                PERFORMANCE SHARES      FAIR VALUE
                                                ------------------   ----------------
Outstanding at January 1, 2008................       2,690,125            $48.39
Granted.......................................         954,075            $57.17
Forfeited.....................................         (89,125)           $57.43
Paid..........................................        (968,425)           $36.87
                                                     ---------
Outstanding at December 31, 2008..............       2,586,650            $55.63
                                                     =========
Performance Shares expected to vest at
  December 31, 2008...........................       2,535,784            $55.56
                                                     =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. At December 31, 2008, the three year performance period for the 2006 Performance Share grants was completed. Included in the immediately preceding table are 812,975 outstanding Performance Shares to which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2009 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc.'s common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc.'s common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $64 million, $79 million and $67 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $57 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of 1.65 years. The Company's allocated portion of Performance Share expense was 90%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, MetLife, Inc. granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on MetLife, Inc.'s common stock over the three-year performance period, subject to limited further adjustment approved by MetLife, Inc.'s Board of Directors. Payments on the Opportunity Awards were normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and were paid in whole or in part with shares of MetLife, Inc.'s common stock, as approved by MetLife, Inc.'s Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2008, 2007 and 2006.

     A portion of each Opportunity Award under the LTPCP was settled in shares of MetLife, Inc.'s common stock while the remainder was settled in cash. The portion of the Opportunity Award settled in shares of MetLife, Inc.'s

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


common stock was accounted for as an equity award with the fair value of the award determined based upon the closing price of its common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, was recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award settled in cash was accounted for as a liability and was remeasured using the closing price of MetLife, Inc.'s common stock on the final day of each subsequent reporting period during the three-year performance period.

     The final LTPCP performance period concluded during the six months ended June 30, 2007. Final Opportunity Awards in the amount of 618,375 shares of MetLife, Inc.'s common stock and $16 million in cash were paid on April 18, 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2008 and 2007. Compensation expense of $12 million related to LTPCP Opportunity Awards was allocated to the Company for the year ended December 31, 2006.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance (the "Department") has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was ($338) million, $2.1 billion and $1.0 billion for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Department, was $11.6 billion and $13.0 billion at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a cash dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, Metropolitan Life Insurance Company paid to MetLife, Inc. $500 million in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to MetLife, Inc. in 2009 without prior regulatory approval is $552 million.

     Stockholder dividends or other distributions proposed to be paid by New England Life Insurance Company ("NELICO") to its parent, Metropolitan Life Insurance Company, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the end of the immediately preceding calendar year or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. During the year ended December 31, 2008, NELICO paid a common stockholder dividend of $94 million. During the year ended December 31, 2007, NELICO did not pay any common stockholder dividends. The maximum amount of the dividend which NELICO may pay to Metropolitan Life Insurance Company in 2009 without prior regulatory approval is $19 million.

     For the years ended December 31, 2008, 2007 and 2006, Metropolitan Life Insurance Company received dividends from subsidiaries of $48 million, $60 million and $34 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                     YEARS ENDED DECEMBER 31,
                                                ---------------------------------
                                                   2008        2007        2006
                                                ---------   ---------   ---------
                                                          (IN MILLIONS)
Holding gains (losses) on investments arising
  during the year.............................   $(18,165)    $(499)      $(926)
Income tax effect of holding gains (losses)...      6,273        221        324
Reclassification adjustments:
  Recognized holding (gains) losses included
     in current year income...................      1,214      (173)        403
  Amortization of premiums and accretion of
     discounts associated with investments....       (504)     (493)       (443)
Income tax effect.............................       (245)       293         14
Allocation of holding losses on investments
  relating to other policyholder amounts......      3,592        532        792
Income tax effect of allocation of holding
  losses to other policyholder amounts........     (1,231)     (235)       (277)
Unrealized investment loss on dividend of
  interests in subsidiary.....................         69         --         --
Deferred income tax on unrealized investment
  loss on dividend of interests in
  subsidiary..................................        (46)        --         --
                                                 --------   ---------   ---------
Net unrealized investment gains (losses), net
  of income tax...............................     (9,043)     (354)       (113)
Foreign currency translation adjustment.......       (140)       139          7
Minimum pension liability adjustment, net of
  income tax..................................         --         --        (18)
Defined benefit plan adjustment, net of income
  tax.........................................     (1,153)       524         --
                                                 --------   ---------   ---------
Other comprehensive income (loss).............   $(10,336)    $  309      $(124)
                                                 ========   =========   =========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $2,616   $2,693   $2,661
Commissions.........................................     914      827      790
Interest and debt issue costs.......................     226      289      244
Interest costs related to funds withheld on ceded
  reinsurance.......................................     911       --       --
Amortization of DAC and VOBA........................   1,081      643      583
Capitalization of DAC...............................    (901)    (886)    (936)
Rent, net of sublease income........................     363      282      259
Minority interest...................................       4       85       14
Insurance tax.......................................     289      297      305
Other...............................................   1,079      897    1,176
                                                      ------   ------   ------
  Total other expenses..............................  $6,582   $5,127   $5,096
                                                      ======   ======   ======



  Amortization and Capitalization of DAC and VOBA

     See Note 5 for deferred acquisition costs by segment and a rollforward of deferred acquisition costs including impacts of amortization and capitalization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.

  Interest and Debt Issue Costs

     See Notes 10 and 11 for attribution of interest expense by debt issuance.

  Lease Impairments

     See Note 13 for description of lease impairments included within other expenses.

  Affiliated Expenses

     See Notes 8 and 20 for description of affiliated expenses included within other expenses.

  Restructuring Charges

     MetLife Inc. has initiated an enterprise-wide cost reduction and revenue enhancement initiative. This initiative is focused on reducing complexity, leveraging scale, increasing productivity, and improving the effectiveness of MetLife Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. During the third quarter of 2008, overall severance related restructuring charge of $58 million associated with the termination of certain employees was allocated to the Company in connection with this enterprise-wide initiative. During the fourth quarter of 2008, further severance related restructuring costs of $9 million offset by a $6 million reduction to its third quarter restructuring charge attributable to lower than anticipated costs for variable incentive compensation and for employees whose severance status changed was allocated to the Company. Total restructuring charges incurred in connection with this enterprise-wide initiative during the year ended December 31, 2008 were $61 million and were reflected within Corporate & Other. Estimated restructuring costs may change as management

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


continues to execute its restructuring plans. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2008
                                                            -----------------
                                                              (IN MILLIONS)
Balance as of beginning of the period.....................         $--
     Severance charges....................................          67
     Change in severance charge estimates.................          (6)
                                                                   ---
Balance as of end of the period...........................         $61
                                                                   ===
Total restructuring charges incurred......................         $61
                                                                   ===



     Management anticipates further restructuring charges including severance, lease and asset impairments will be incurred during the years ended December 31, 2009 and 2010. However, such restructuring plans are not sufficiently developed to enable MetLife Inc. to make an estimate of such restructuring charges at December 31, 2008.

17.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. Subsequent to the disposition of RGA and the elimination of the Reinsurance segment as described in Notes 2 and 18, the Company's business is divided into two operating segments: Institutional and Individual, as well as Corporate & Other. These segments are managed separately because they provide different products and services, require different strategies and have different technology requirements.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues and certain reinsurance agreements with affiliates. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. The operations of RGA are also reported in Corporate & Other as discontinued operations. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See Note 18 for disclosures regarding discontinued operations, including real estate.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2008, 2007 and 2006. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                                             CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2008              INSTITUTIONAL  INDIVIDUAL     OTHER       TOTAL
------------------------------------              -------------  ----------  -----------  --------
                                                                    (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums........................................     $ 14,351     $  4,083     $    10    $ 18,444
Universal life and investment-type product
  policy fees...................................          844        1,441          --       2,285
Net investment income...........................        6,189        5,047        (114)     11,122
Other revenues..................................          764          152         966       1,882
Net investment gains (losses)...................          643          634       2,195       3,472
                                                     --------     --------     -------    --------
     Total revenues.............................       22,791       11,357       3,057      37,205
                                                     --------     --------     -------    --------
EXPENSES
Policyholder benefits and claims................       15,537        5,147          15      20,699
Interest credited to policyholder account
  balances......................................        2,136        1,038           7       3,181
Policyholder dividends..........................           --        1,709           7       1,716
Other expenses..................................        2,306        2,737       1,539       6,582
                                                     --------     --------     -------    --------
  Total expenses................................       19,979       10,631       1,568      32,178
                                                     --------     --------     -------    --------
Income from continuing operations before
  provision for income tax......................        2,812          726       1,489       5,027
Provision for income tax........................          968          233         450       1,651
                                                     --------     --------     -------    --------
Income from continuing operations...............        1,844          493       1,039       3,376
Income (loss) from discontinued operations, net
  of income tax.................................            3            4        (296)       (289)
                                                     --------     --------     -------    --------
Net income......................................     $  1,847     $    497     $   743    $  3,087
                                                     ========     ========     =======    ========
BALANCE SHEET:
Total assets....................................     $166,594     $132,527     $35,098    $334,219
DAC and VOBA....................................     $  1,005     $  9,861     $     5    $ 10,871
Separate account assets.........................     $ 45,514     $ 26,745     $    --    $ 72,259
Policyholder liabilities........................     $109,199     $ 88,050     $   748    $197,997
Separate account liabilities....................     $ 45,514     $ 26,745     $    --    $ 72,259

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                           CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2007          INSTITUTIONAL   INDIVIDUAL      OTHER        TOTAL
------------------------------------          -------------   ----------   -----------   --------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums....................................     $ 12,358      $  4,073      $     4     $ 16,435
Universal life and investment-type product
  policy fees...............................          763         1,483           --        2,246
Net investment income.......................        6,664         5,552          366       12,582
Other revenues..............................          712           152           70          934
Net investment gains (losses)...............         (269)          (81)          63         (287)
                                                 --------      --------      -------     --------
     Total revenues.........................       20,228        11,179          503       31,910
                                                 --------      --------      -------     --------
EXPENSES
Policyholder benefits and claims............       13,332         4,924           19       18,275
Interest credited to policyholder account
  balances..................................        2,451         1,064           --        3,515
Policyholder dividends......................           --         1,685            2        1,687
Other expenses..............................        2,391         2,290          446        5,127
                                                 --------      --------      -------     --------
  Total expenses............................       18,174         9,963          467       28,604
                                                 --------      --------      -------     --------
Income from continuing operations before
  provision (benefit) for income tax........        2,054         1,216           36        3,306
Provision (benefit) for income tax..........          699           431          (76)       1,054
                                                 --------      --------      -------     --------
Income from continuing operations...........        1,355           785          112        2,252
Income from discontinued operations, net of
  income tax................................           10            --          170          180
                                                 --------      --------      -------     --------
Net income..................................     $  1,365      $    785      $   282     $  2,432
                                                 ========      ========      =======     ========
BALANCE SHEET:
Total assets................................     $170,540      $167,257      $36,580     $374,377
DAC and VOBA................................     $    907      $  7,715      $     6     $  8,628
Separate account assets.....................     $ 49,577      $ 40,143      $   (17)    $ 89,703
Policyholder liabilities....................     $ 95,499      $ 86,065      $   506     $182,070
Separate account liabilities................     $ 49,577      $ 40,143      $   (17)    $ 89,703

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                            CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006           INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
------------------------------------           -------------   ----------   -----------   -------
                                                                  (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums.....................................     $11,801        $ 4,129       $   6      $15,936
Universal life and investment-type product
  policy fees................................         750          1,433          --        2,183
Net investment income........................       5,810          5,480         228       11,518
Other revenues...............................         677            114          42          833
Net investment gains (losses)................        (348)          (394)        (92)        (834)
                                                  -------        -------    -----------   -------
     Total revenues..........................      18,690         10,762         184       29,636
                                                  -------        -------    -----------   -------
EXPENSES
Policyholder benefits and claims.............      12,918          4,712          17       17,647
Interest credited to policyholder account
  balances...................................       1,944          1,049          --        2,993
Policyholder dividends.......................          --          1,669           2        1,671
Other expenses...............................       2,483          2,213         400        5,096
                                                  -------        -------    -----------   -------
  Total expenses.............................      17,345          9,643         419       27,407
                                                  -------        -------    -----------   -------
Income (loss) from continuing operations
  before provision (benefit) for income tax..       1,345          1,119        (235)       2,229
Provision (benefit) for income tax...........         443            400        (286)         557
                                                  -------        -------    -----------   -------
Income from continuing operations............         902            719          51        1,672
Income from discontinued operations, net of
  income tax.................................          45             19         190          254
                                                  -------        -------    -----------   -------
Net income...................................     $   947        $   738       $ 241      $ 1,926
                                                  =======        =======    ===========   =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2008, 2007 and 2006. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2008      2007      2006
                                                         ----      ----      ----
                                                               (IN MILLIONS)
Investment income......................................   $ 6       $16      $ 35
Investment expense.....................................    (3)       (6)      (16)
Net investment gains (losses)..........................     8         7        91
                                                          ---       ---      ----
  Total revenues.......................................    11        17       110
Provision for income tax...............................     4         8        38
                                                          ---       ---      ----
Income from discontinued operations, net of income
  tax..................................................   $ 7       $ 9      $ 72
                                                          ===       ===      ====



     The carrying value of real estate related to discontinued operations was $1 million and $39 million at December 31, 2008 and 2007, respectively.

     The following table presents the discontinued real estate operations by segment:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Net investment income
  Institutional.......................................   $ 4       $ 8       $15
  Individual..........................................    (1)       --         4
  Corporate & Other...................................    --         2        --
                                                         ---       ---       ---
     Total net investment income......................   $ 3       $10       $19
                                                         ===       ===       ===
Net investment gains (losses)
  Institutional.......................................   $ 2       $ 7       $58
  Individual..........................................     6        --        23
  Corporate & Other...................................    --        --        10
                                                         ---       ---       ---
     Total net investment gains (losses)..............   $ 8       $ 7       $91
                                                         ===       ===       ===



  OPERATIONS

     As more fully described in Note 2, on September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, RGA. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA. As a result of the dividend of interests in RGA, the Reinsurance segment was eliminated. (See also Note 17). RGA's assets and liabilities were reclassified to assets and liabilities of subsidiaries held-for-sale and its operating results were reclassified to discontinued operations for all periods presented. Interest on economic capital associated with the Reinsurance segment has been reclassified to the continuing operations of Corporate & Other.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the amounts related to the operations and financial position of RGA that have been reflected as discontinued operations in the consolidated statements of income:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Premiums............................................  $3,535   $4,910   $4,348
Net investment income...............................     597      908      781
Other revenues......................................      69       77       66
Net investment gains (losses).......................    (249)    (177)       7
                                                      ------   ------   ------
  Total revenues....................................   3,952    5,718    5,202
                                                      ------   ------   ------
Policyholder benefits and claims....................   2,989    3,989    3,490
Interest credited to policyholder account balances..     108      262      254
Other expenses......................................     699    1,226    1,227
                                                      ------   ------   ------
  Total expenses....................................   3,796    5,477    4,971
                                                      ------   ------   ------
Income before provision for income tax..............     156      241      231
Provision for income tax............................      53       84       81
                                                      ------   ------   ------
Income from discontinued operations, net of income
  tax...............................................     103      157      150
Loss in connection with the dividend of interests in
  subsidiary, net of income tax.....................    (398)      --       --
                                                      ------   ------   ------
Income (loss) from discontinued operations, net of
  income tax........................................  $ (295)  $  157   $  150
                                                      ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                            DECEMBER 31, 2007
                                                            -----------------
                                                              (IN MILLIONS)
Fixed maturity securities.................................       $ 9,398
Equity securities.........................................           137
Mortgage and consumer loans...............................           832
Policy loans..............................................         1,059
Short-term investments....................................            75
Other invested assets.....................................         4,897
                                                                 -------
  Total investments.......................................        16,398
Cash and cash equivalents.................................           404
Accrued investment income.................................            78
Premiums and other receivables............................         1,440
Deferred policy acquisition costs and VOBA................         3,513
Goodwill..................................................            96
Other assets..............................................            91
Separate account assets...................................            17
                                                                 -------
  Total assets held-for-sale..............................       $22,037
                                                                 =======
Future policy benefits....................................       $ 6,159
Policyholder account balances.............................         6,657
Other policyholder funds..................................         2,297
Long-term debt............................................           528
Collateral financing arrangements.........................           850
Junior subordinated debt securities.......................           399
Shares subject to mandatory redemption....................           159
Current income tax payable................................            33
Deferred income tax liability.............................           941
Other liabilities.........................................         1,918
Separate account liabilities..............................            17
                                                                 -------
  Total liabilities held-for-sale.........................       $19,958
                                                                 =======



     The operations of RGA include direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million, $185 million and $183 million and ceded amounts that reduced policyholder benefits and claims by $90 million, $185 million and $147 million for the years ended December 31, 2008, 2007 and 2006, respectively, that have not been eliminated as these transactions are expected to continue after the RGA disposition. Related amounts included in the Company's consolidated balance sheets include assets totaling $739 million, and liabilities totaling $463 million at December 31, 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. The Company reported the operations of SSRM in discontinued operations. Under the terms of the sale agreement, the Company had an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price was also subject to reduction over five years, depending on retention of certain Company-related business. In the second quarter of 2008, the Company paid $3 million, net of income tax, of which $2 million was accrued in the fourth quarter of 2007, related to the termination of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received a payment of $30 million, net of income tax, in the second quarter of 2006 due to the retention of these specific customer accounts. In the first quarter of 2007, the Company received a payment of $16 million, net of income tax, as a result of the revenue retention and growth measure provision in the sales agreement. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

     The following table presents the amounts related to operations of SSRM that have been reflected as discontinued operations in the consolidated statements of income:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Revenues.............................................      $--       $--       $--
Expenses.............................................       --        --        --
                                                           ---       ---       ---
Income from discontinued operations before provision
  for income tax.....................................       --        --        --
Provision for income tax.............................       --        --        --
Net investment gain (loss), net of income tax........       (1)       14        32
                                                           ---       ---       ---
Income from discontinued operations, net of income
  tax................................................      $(1)      $14       $32
                                                           ===       ===       ===



19.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $152,266    $152,266
  Equity securities.............................             $  4,167    $  4,167
  Trading securities............................             $    457    $    457
  Mortgage and consumer loans...................             $ 39,180    $ 39,720
  Policy loans..................................             $  7,677    $  7,677
  Short-term investments........................             $    603    $    603
  Cash and cash equivalents.....................             $  1,927    $  1,927
  Accrued investment income.....................             $  2,451    $  2,451
  Assets of subsidiaries held-for-sale..........             $ 11,983    $ 11,992
Liabilities:
  Policyholder account balances.................             $ 70,586    $ 70,913
  Short-term debt...............................             $    357    $    357
  Long-term debt................................             $  2,687    $  2,763
  Payables for collateral under securities
     loaned and other transactions..............             $ 28,952    $ 28,952
  Liabilities of subsidiaries held-for-sale.....             $  6,915    $  6,044
Commitments: (1)
  Mortgage loan commitments.....................   $3,272    $     --    $    (32)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $  667    $     --    $    (25)


--------

   (1) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- The estimated fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage and Consumer Loans, Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, bridge loans, and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Short-term and Long-term Debt -- The estimated fair values of short-term and long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value.

     Assets and Liabilities of Subsidiaries Held-For-Sale -- The carrying values of assets and liabilities of subsidiaries held-for-sale reflect those assets and liabilities which were previously determined to be financial instruments and which were reflected in other financial statement captions in the table above in previous periods but have been reclassified to this caption to reflect the discontinued nature of the operations. The estimated fair value of the assets and liabilities of subsidiaries held-for-sale have been determined on a basis consistent with similar instruments as described herein.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $122,229    $122,229
  Equity securities.............................             $  2,298    $  2,298
  Trading securities............................             $    277    $    277
  Mortgage and consumer loans, net..............             $ 42,105    $ 41,110
  Policy loans..................................             $  7,881    $  9,675
  Real estate joint ventures (1)................             $     67    $     75
  Other limited partnership interests (1).......             $  1,697    $  2,008
  Short-term investments........................             $  7,598    $  7,598
  Other invested assets: (1)
     Derivative assets..........................   $71,514   $  6,646    $  6,646
     Other......................................             $    875    $    691
  Cash and cash equivalents.....................             $ 10,279    $ 10,279
  Accrued investment income.....................             $  2,079    $  2,079
  Premiums and other receivables (1)............             $ 17,856    $ 18,088
  Separate account assets.......................             $ 72,259    $ 72,259
  Net embedded derivatives within asset host
     contracts (2)..............................             $    797    $    797
Liabilities:
  Policyholder account balances (1).............             $ 70,799    $ 66,232
  Short-term debt...............................             $    414    $    414
  Long-term debt (1)............................             $  2,684    $  1,995
  Payables for collateral under securities
     loaned and other transactions..............             $ 18,649    $ 18,649
  Other liabilities: (1)
     Derivative liabilities.....................   $35,219   $  2,521    $  2,521
     Trading liabilities........................             $     57    $     57
     Other......................................             $ 16,163    $ 16,163
  Separate account liabilities (1)..............             $ 26,214    $ 26,214
  Net embedded derivatives within liability host
     contracts (2)..............................             $   (988)   $   (988)
Commitments: (3)
  Mortgage loan commitments.....................   $ 2,191   $     --    $   (114)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $   611   $     --    $      4


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also include embedded derivatives of ($72) million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage and Consumer Loans -- The Company originates mortgage and consumer loans principally for investment purposes. These loans are primarily carried at amortized cost within the consolidated financial statements. The fair value for mortgage and consumer loans is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk. Certain mortgage and consumer loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral estimated using internal models.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Other limited partnerships and real estate joint ventures included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheet represents investments in real estate or real estate joint ventures and other limited partnerships accounted for using the equity method, which do not satisfy the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at fair value in the consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of freestanding derivatives with positive estimated fair values, leveraged leases, investments in tax credit partnerships, joint venture investments, loans to affiliates and funds withheld at interest. Leveraged leases, investments in tax credit partnerships and joint venture investments, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     For funds withheld at interest, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

     The estimated fair value of loans to affiliates is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash and Cash Equivalents -- Due to the short term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over very short periods such that the estimated fair values approximate their carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Other Assets -- Other assets in the consolidated balance sheet is principally comprised of prepaid expenses, amounts held under corporate owned life insurance, fixed assets, capitalized software, deferred sales inducements, VODA and VOCRA, all of which are not considered financial instruments subject to disclosure.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported net assets values provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include guaranteed interest contracts, certain funding arrangements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities, and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models and observable market inputs that take into consideration publicly available information relating to the Company's debt as well as its claims paying ability.

     Short-term and Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheet as it does not include capital leases which are not required to be disclosed at estimated fair value.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of funds withheld at interest related to certain ceded reinsurance; embedded derivatives within these funds withheld at interest related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; securities trading liabilities; tax and litigation contingency liabilities; obligations for employee-related benefits; interest due on the Company's debt obligations and on cash collateral held in relation to securities lending; interest and dividends payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The fair value of the embedded derivatives within funds withheld at interest related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of securities trading liabilities; interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding arrangements related to institutional group life contracts; and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity riders, certain affiliated ceded reinsurance contracts related to such variable annuity riders, certain guaranteed interest contracts with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain guaranteed interest contracts is determined using market standard swap valuation models and observable market inputs, including an adjustment for the Company's own credit that takes into consideration publicly available information relating to the Company's debt as well as its claims paying ability. The estimated fair value of these embedded derivatives are included, along with their guaranteed interest contract host, within policyholder account balances with changes in estimated fair value recorded in net investment gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded derivatives within funds withheld at interest liabilities related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the consolidated financial statements and respective changes in estimated fair value could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The fair value of assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                    DECEMBER 31, 2008
                                           ------------------------------------------------------------------
                                              FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                           -----------------------------------------------------
                                            QUOTED PRICES IN
                                           ACTIVE MARKETS FOR                        SIGNIFICANT
                                            IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                             AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                                (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                           ------------------   -----------------   ------------   ----------
                                                                      (IN MILLIONS)
ASSETS
  Fixed maturity securities:
  U.S. corporate securities..............        $    --             $ 38,663          $ 5,089      $ 43,752
  Residential mortgage-backed
     securities..........................             --               22,680              373        23,053
  Foreign corporate securities...........             --               16,857            3,367        20,224
  U.S. Treasury/agency securities........          7,427                8,461               48        15,936
  Commercial mortgage-backed securities..             --                8,939              138         9,077
  Asset-backed securities................             --                4,824            1,487         6,311
  Foreign government securities..........             --                2,573              202         2,775
  State and political subdivision
     securities..........................             --                1,025               76         1,101
                                                 -------             --------          -------      --------
     Total fixed maturity securities.....          7,427              104,022           10,780       122,229
                                                 -------             --------          -------      --------
Equity securities:
  Common stock...........................            238                  994               59         1,291
  Non-redeemable preferred stock.........             --                   89              918         1,007
                                                 -------             --------          -------      --------
     Total equity securities.............            238                1,083              977         2,298
                                                 -------             --------          -------      --------
  Trading securities.....................             --                  161              116           277
  Short-term investments (1).............          6,812                  695               75         7,582
  Derivative assets (2)..................              2                6,505              139         6,646
  Net embedded derivatives within asset
     host contracts (3)..................             --                   --              797           797
  Separate account assets (4)............         39,767               31,006            1,486        72,259
                                                 -------             --------          -------      --------
     Total assets........................        $54,246             $143,472          $14,370      $212,088
                                                 =======             ========          =======      ========
LIABILITIES
  Derivative liabilities (2).............        $    58             $  2,305          $   158      $  2,521
  Net embedded derivatives within
     liability host contracts (3)........             --                  (83)            (905)         (988)
  Trading liabilities (5)................             57                   --               --            57
                                                 -------             --------          -------      --------
     Total liabilities...................        $   115             $  2,222          $  (747)     $  1,590
                                                 =======             ========          =======      ========



--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheet because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the rollforward in the following tables.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also includes embedded derivatives of ($72) million.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

   (5) Trading liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities, exchange-traded common stock and certain short-term money market securities. As it relates to derivatives, this level includes financial futures including exchange-traded equity and interest rate futures. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, foreign government securities and state and political subdivision securities. Equity securities classified as Level 2 securities consist principally of non-redeemable preferred stock and certain equity securities where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level. Embedded derivatives classified within this level include embedded equity derivatives contained in certain guaranteed interest contracts.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including:
             U.S. and foreign corporate securities -- including below investment grade private placements; residential mortgage-backed securities; commercial mortgage-backed securities; asset backed securities -- including all of those supported by sub-prime mortgage loans; foreign government; U.S. Treasury and agency; and state and political subdivision securities. Equity securities classified as Level 3 securities consist principally of common stock of privately held companies and non-redeemable preferred stock where there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives this category includes: financial forwards including swap spread locks with maturities which extend beyond

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


             observable periods; equity variance swaps with unobservable volatility inputs or that are priced via independent broker quotations; foreign currency swaps which are cancelable and priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations as well as credit default swaps with maturities which extend beyond the observable portion of the credit curves and credit default swaps priced through independent broker quotes; equity options with unobservable volatility inputs; and interest rate floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans, and other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders as well as those on the cession of the risks associated with those riders to affiliates; as well as embedded derivatives related to funds withheld on ceded reinsurance.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                          ---------------------------------------------------------------------------------------------------------
                                                                TOTAL REALIZED/UNREALIZED
                                                               GAINS (LOSSES) INCLUDED IN:
                                                              -----------------------------    PURCHASES,
                            BALANCE,     IMPACT OF   BALANCE,                     OTHER          SALES,       TRANSFER IN  BALANCE,
                          DECEMBER 31,   SFAS 157   BEGINNING                 COMPREHENSIVE  ISSUANCES AND    AND/OR OUT    END OF
                              2007     ADOPTION (1) OF PERIOD EARNINGS (2, 3) INCOME (LOSS) SETTLEMENTS (4) OF LEVEL 3 (5)  PERIOD
                          ------------ ------------ --------- --------------- ------------- --------------- -------------- --------
                                                                        (IN MILLIONS)
Fixed maturity
  securities.............    $15,066        $--      $15,066       $ (674)       $(3,763)        $(530)          $681       $10,780
Equity securities........      1,527         --        1,527         (128)          (346)          (54)           (22)          977
Trading securities.......        174         --          174          (26)            --           (32)            --           116
Short-term investments...        149         --          149           (2)            --           (72)            --            75
Net derivatives (6)......        134         (1)         133          (60)            --           (92)            --           (19)
Separate account assets
  (7)....................      1,170         --        1,170          (86)            --           (22)           424         1,486
Net embedded derivatives
  (8)....................         25         30           55        1,631             --            16             --         1,702


--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of adoption of SFAS 157 on RGA -- not reflected in the table above as a result of the reflection of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million offset by a DAC decrease of $15 million) for a total impact of $22 million on Level 3 assets and liabilities. This impact of $22 million along with a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, results in a total net impact of adoption of SFAS 157 of $13 million as described in Note 1.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses. Lapses associated with embedded derivatives are included with the earnings caption of total gains/losses.

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (9) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in fair value recorded in earnings for Level 3 assets and liabilities:

                                                        TOTAL GAINS AND LOSSES
                                                 ------------------------------------
                                                           CLASSIFICATION OF
                                                  REALIZED/UNREALIZED GAINS (LOSSES)
                                                         INCLUDED IN EARNINGS
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  9          $ (683)      $ (674)
Equity securities..............................       --            (128)        (128)
Trading securities.............................      (26)             --          (26)
Short-term investments.........................        1              (3)          (2)
Net derivatives................................       --             (60)         (60)
Net embedded derivatives.......................       --           1,631        1,631


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                                  RELATING TO ASSETS AND LIABILITIES
                                                       HELD AT DECEMBER 31, 2008
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  5          $ (466)      $ (461)
Equity securities..............................       --            (114)        (114)
Trading securities.............................      (18)             --          (18)
Net derivatives................................       --             (93)         (93)
Net embedded derivatives.......................       --           1,632        1,632


  NON-RECURRING FAIR VALUE MEASUREMENTS

     At December 31, 2008, the Company held $204 million in mortgage loans which are carried at estimated fair value based on independent broker quotations or, if the loans were in foreclosure or are otherwise determined to be collateral dependent, on the value of the underlying collateral of which $188 million was related to impaired mortgage loans held-for-investment and $16 million to certain mortgage loans held-for-sale. These impaired

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


mortgage loans were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such impaired mortgage loans are net impairments of $56 million for the year ended December 31, 2008.

     At December 31, 2008, the Company held $131 million in cost basis other limited partnership interests which were impaired during the year ended December 31, 2008 based on the underlying limited partnership financial statements. These other limited partnership interests were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such other limited partnerships are impairments of $99 million for the year ended December 31, 2008.

20.  RELATED PARTY TRANSACTIONS

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife Inc., under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $2.2 billion, $2.0 billion and $1.9 billion, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include distribution services and administrative functions. Expenses incurred by the Company related to these agreements were $667 million, $574 million and $34 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates to provide additional services necessary to conduct their activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements were $815 million, $791 million and $657 million for the years ended December 31, 2008, 2007 and 2006, respectively, and were reimbursed to the Company by these affiliates. Revenues received from affiliates related to these agreements and recorded in other revenues was $17 million for both years ended December 31, 2008 and 2007. There was no revenue received from affiliates related to these agreements for the year ended December 31, 2006. Revenues received from affiliates related to these agreements and recorded in universal life and investment-type product policy fees was $16 million, $16 million and $17 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net payables to affiliates of $229 million and $116 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
8. See Notes 3, 7 and 10 for discussion of additional related party transactions.

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


      The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4:

      Statement of Assets and Liabilities at December 31, 2008.

      Statement of Operations for the year ended December 31, 2008.

      Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007.

      Notes to Financial Statements--December 31, 2008.

      The following financial statements of the Depositor are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4:

      Consolidated Balance Sheets as of December 31, 2008 and 2007.

      Consolidated Statements of Income for the years ended December 31, 2008, 2007 and 2006.

      Consolidated Statements of Stockholder's Equity for the years ended December 31, 2008, 2007 and 2006.

      Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006.


      Notes to Consolidated Financial Statements.

      The following financial statements of the Metropolitan Life Insurance Company, as a party to a Net Worth Maintenance Agreement with the Depositor are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4:

      Consolidated Balance Sheets as of December 31, 2008 and 2007.

      Consolidated Statements of Income for the years ended December 31, 2008, 2007 and 2006.

      Consolidated Statements of Stockholder's Equity for the years ended December 31, 2008, 2007 and 2006.

      Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006.

      Notes to Consolidated Financial Statements.

(b) Exhibits

      (1) Resolutions of the Board of Directors of New England Variable Life Insurance Company, the Depositor, establishing the New England Variable Annuity Separate Account (effective July 1, 1994), the Registrant, are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

      (2) None.

      (3) (i) Form of Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

      (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

      (iii) Additional Form of Selling Agreement with broker-dealers is incorporated herein by reference to the Registration Statement on Form N-4 (No. 033-64879) filed on December 11, 1995.

      (iv) Additional Forms of Selling Agreement are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

      (v) Form of Retail Sales Agreement (MLIDC 7-1-05 (LTC)) is incorporated herein by reference to Registration Statement No. 12 on Form N-4 (No. 333-51676) filed on April 26, 2006.

      (4) (i) Form of Variable Annuity Contract is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-51676) filed on December 12, 2000.

                                      III-1

      (ii) Forms of Endorsements: (Enhanced Dollar Cost Averaging Rider; Three Month Market Entry Rider; Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider; Waiver of Withdrawal Charge for Terminal Illness Rider; Fixed Account Rider for Variable Annuity; Additional Death Benefit Rider [-Earnings Preservation Benefit]; Death Benefit Rider [-Greater of Annual Step-up or 5% Annual decrease]; Death Benefit Rider [-Return of Purchase Payments]; Death Benefit Rider [-Annual Step-up]; Guaranteed Minimum Income Benefit [-Living Benefit]; and Purchase Payment Credit) are incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-51676) filed on December 12, 2000.

      (iii) Form of Variable Annuity Contract is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 15, 2001.

      (iv) Forms of Endorsements: Fixed Account Rider for Variable Annuity, NEL-500 (05/01; Enhanced Dollar Cost Averaging Rider, NEL-510 (05/01); Three Month Market Entry Rider, NEL 520 (05/01); Death Benefit Rider [-Return of Purchase Payments], NEL-530 (05/01); Death Benefit Rider [-Greater of Annual Step-up or 5% Annual Increase], NEL-540 (05/01); Death Benefit Rider [-Annual Step-up], NEL-550 (05/01); Guaranteed Minimum Income Benefit Rider [-Living Benefit], NEL-560 (05/01); Additional Death Benefit Rider [-Earnings Preservation Benefit], NEL-570 (05/01); Purchase Payment Credit Rider NEL-580 (05/01); Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider, NEL-590 (05/01); Waiver of Withdrawal Charge for Terminal Illness Rider, NEL-595 (05/01); Individual Retirement Annuity Endorsement, NEL-408 (05/01); Roth Individual Retirement Annuity Endorsement, NEL-446 (05/01); 401 Plan Endorsement, NEL-401 (05/01); Tax Sheltered Annuity Endorsement NEL-398 (05/01); Waiver of Withdrawal Charge for Disability Rider VE-6 (05/01); and Unisex Annuity Rates Rider, VE-9 (05/01)) are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 15, 2001.

      (v) Forms of Endorsements: Tax Sheltered Annuity Endorsement NEL-398.2 (09/02); 401 Plan Endorsement NEL-401.2 (09/02); Simple Individual Retirement Annuity Endorsement (NEL-439.1 (09/02); Roth Individual Retirement Annuity Endorsement NEL-446.2 (09/02) are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 25, 2003.

      (vi) Form of Endorsement: Guaranteed Minimum Income Benefit Rider -- Living Benefit (NEL-560-1(03/03)) and Individual Retirement Annuity Endorsement (NEL-408.2(9/02)) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 29, 2004.

      (vii) Form of Guaranteed Withdrawal Benefit Rider NEL-690-1(7/04) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 19, 2004.

      (viii) Form of Contract Schedule [Bonus, Standard, C, L, or P] V-05/01-2 (7/04) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 333-51676) filed on July 16, 2004.

      (ix) Form of Endorsements: Enhanced Dollar Cost Averaging Rider
      NEL 510-1 (5/05) and Three Month Market Entry Rider NEL-520 (05/05) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 27, 2005.

      (x) Guaranteed Minimum Income Benefit Rider -- Living Benefit (Predictor
      Plus) NEL 560-2 (5/05) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 27, 2005.

      (xi) Form of Contract Schedule [Bonus, Standard, C, L or P] V-05/01-3 (5/05) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 27, 2005.

      (xii) Guaranteed Minimum Accumulation Benefit Rider - Living Benefit NEL-670-1 (11/05) is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 333-51676) filed on October 20, 2005.

      (xiii) Guaranteed Withdrawal Benefit Rider NEL-690-2 (11/05) is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 333-51676) filed on October 20, 2005.

      (xiv) Guaranteed Withdrawal Benefit Endorsement NEL-GWB-E (11/05)-E is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 333-51676) filed on October 20, 2005.

      (xv) Form of Contract Schedule [Bonus, Standard, C, L or P] V-05/01-4 (11/05) is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (No. 333-51676) filed on July 26, 2005.

      (xvi) Designated Beneficiary Non-Qualified Annuity Endorsement NEL-NQ-1 (11/05)-I is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 333-51676) filed on September 22, 2005.

      (xvii) Form of Contract Schedule [Bonus, Standard, C, L or P] V-05/01-5 (6/06) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.

      (xviii) Lifetime Guaranteed withdrawal Benefit Rider - Living Benefit NEL-690-3(6/06) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.

      (xix) Guaranteed Minimum Death Benefit Rider NEL-640-1 (04/08) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on N-4 (No. 333-51676) filed on January 16, 2008.

      (xx) Form of Contract Schedule is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on
      N-4 (No.333-51676) filed on April 22, 2008.

      (xxi) Guaranteed Minimum Income Benefit Rider -- Living Benefit NEL-560-4 (04/08) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on N-4 (No. 333-51676) filed on January 16, 2008.

      (xxii) Lifetime Guaranteed Withdrawal Benefit Rider NL-690-4 (04/08) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on N-4 (No. 333-51676) filed on January 16, 2008.

      (5) (i) Form of Application is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-51676) filed on December 12, 2000.

      (ii) Form of Application (NEA APP-1-02) is incorporated herein by reference to the Registration Statement on Form N-4 (No. 333-51676) filed on April 29, 2002.

      (iii) Form of Application (NEA APP-1-02) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 25, 2003.

      (iv) Forms of Variable Annuity Application: NEA APP-6-04 05/04 and NEA APP-NY-04 05/04 is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 19, 2004.

      (v) Form of Application AFS-APP (01/05) 05/05 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 27, 2005.

      (vi) Form of Application AFS-APP (11/05) 05/05 is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (No. 333-51676) filed on July 26, 2005.

      (vii) Form of Application AFS-APPC (NEA CPN APP (01/05) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.

      (viii) Form of Application AFS APP (GMDB (04/08)) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on N-4 (No. 333-51676) filed on January 16, 2008.

      (6) (i) Amended and Restated Articles of Organization of Depositor dated August 30, 1996 (effective September 4, 1996) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

      (ii) Amended and Restated By-Laws of Depositor are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

      (iii) Amendments (dated December 2, 1998) to Amended and Restated Articles of Organization of Depositor are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 1999.

      (iv) Amended and Restated By-Laws of Depositor (effective March 16,2001) is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2001.

      (7) Form of Automatic Reinsurance Agreement between New England Life Insurance Company and Exeter Reassurance Company Ltd. Agreement No. , effective April 1, 2001 and dated June 26, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 25, 2003.

      (8) (i) Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement of Metropolitan Series Fund, Inc. on Form N-1A (File No. 2-80751) filed on April 6, 2000.

      (ii) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

      (iii) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

      (iv) Fund Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company dated April 30, 2001, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 15, 2001.


      (v) (a) Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated May 1, 2001 is incorporated herein by reference to the initial Registration Statement of the New England Variable Life Separate Account on Form S-6 (No. 333-73676) filed on November 19, 2001.



      (b) First Amendment to the Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated May 1, 2001 as amended on May 1, 2009 is filed herewith.


      (vi) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and New England Life Insurance Company dated July 1, 2004 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-51676) filed on October 20, 2005.

      (vii) Net Worth maintenance Agreement is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on
      Form N-4 (No. 333-51676) filed on April 26, 2006.

      (viii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers LLC, MetLife Securities, Inc. and New England Life Insurance Company dated April 30, 2007 is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 20, 2007.

      (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated August 31, 2007 is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 22, 2008.

                                      III-2

      (9) Opinion and Consent of Marie C. Swift, Esq. (NELICO) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 29, 2004.

      (10) Consent of Deloitte & Touche LLP (filed herewith).

      (11) None

      (12) None

      (13) Schedules of Computations for Performance Quotations are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676) filed on May 15, 2001.

      (14)(a) Powers of Attorney for Michael K. Farrell, Lisa M. Weber, Gene L. Lunman, William J. Mullaney, Michael J. Vietri, William
      J. Wheeler, Anthony J. Williamson and Joseph J. Prochaska, Jr. are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 20, 2007.

      (14)(b) Powers of Attorney for James J. Reilly and Lisa M. Weber are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (No. 333-51676) filed on July 12, 2007.

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS       POSITIONS AND OFFICES WITH DEPOSITOR

Lisa M. Weber(2)                          Chairman of the Board, President,
                                          Chief Executive Officer and Director

Michael K. Farrell(3)                     Director

William J. Mullaney(2)                    Director

Gene L. Lunman(4)                         Director

Michael J. Vietri(5)                      Director

William J. Wheeler(2)                     Director

                                      III-3

Daniel D. Jordan(1)                  Vice President and Secretary

Alan C. Leland, Jr.(1)               Senior Vice President

Gwenn L. Carr(2)                     Senior Vice President and
                                     Assistant Secretary

Joseph J. Prochaska, Jr.(2)          Executive Vice President and Chief
                                     Accounting Officer

Eric T. Steigerwalt(2)               Senior Vice President and Treasurer

Brian Breneman(1)                    Senior Vice President

William D. Cammarata(6)              Senior Vice President

Marie C. Swift(1)                    Vice President, Counsel and
                                     Assistant Secretary

Stacy E. Wolfe(1)                    Vice President, Counsel and
                                     Assistant Secretary

James J. Reilly(1)                   Vice President (principal financial
                                     officer)

Bennett Kleinberg(4)                 Vice President and Actuary

Jonathan L. Rosenthal(3)             Vice President and Chief Hedging Officer


(1) New England Financial, 501 Boylston Street, Boston, MA 02116

(2) MetLife, 1095 Avenue of Americas, New York, NY 10036

(3) 10 Park Avenue, Morristown, NJ 07962

(4) 1300 Hall Boulevard, Bloomfield, CT 06002

(5) 177 South Commons Drive, Aurora, IL 60504

(6) 18210 Crane Nest Drive, Tampa, FL 33647


ITEM 26 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The Registrant is a separate account of New England Life Insurance Company under Massachusetts Insurance law. New England Life Insurance Company is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those entities that are controlled by MetLife Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.


                                      III-4

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2008

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2008. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.


            c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

      2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99924% is owned by MetLife International Holdings, Inc. and 0.00076% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc.
            and 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Australia)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by MetLife Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by MetLife Seguros de Retiro SA.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)


            c)    MetLife Limited (Hong Kong)


U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  i) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            b) Mezzanine Investment Limited Partnership-LG (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      18.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      19.   Bond Trust Account A (MA)

      20.   MetLife Investments Asia Limited (Hong Kong).

      21. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      22. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  i)   GenAmerica Management Corporation (MO)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEX DF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      40.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      41.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      42.   MLIC Asset Holdings, LLC (DE)

      43.   85 Brood Street LLC (CT)

      44.   The Building at 575 LLC (DE)


V.    MetLife Capital Trust III (DE)

W.    MetLife Capital Trust IV (DE)


X.    MetLife Insurance Company of Connecticut (CT)

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Investments Highland Park, LLC (DE)

      5.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      6.    MetLife Canadian Property Ventures LLC (NY)

      7.    Euro TI Investments LLC (DE)

      8.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      9. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      10.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      11.   TIC European Real Estate LP, LLC (DE)

      12.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      13.   Travelers International Investments Ltd. (Cayman Islands)

      14.   Euro TL Investments LLC (DE)

      15.   Corrigan TLP LLC (DE)

      16.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      17. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      18.   Tribeca Distressed Securities, L.L.C. (DE)

      19.   MetLife Investors USA Insurance Comapny (DE)


Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

BB.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


CC.   SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

DD.   MetLife Capital Trust X (DE)

EE.   Cova Life Management Company (DE)

FF.   MetLife Reinsurance Company of Charleston (SC)

GG.   Federal Flood Certification Corp (TX)

HH.   MetLife Planos Odontologicos Ltda. (Brazil)

II.   Metropolitan Realty Management, Inc. (DE)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

3) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT
----
VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

                                     III-5

ITEM 27. NUMBER OF CONTRACTOWNERS

     As of January 31, 2009, there were 47,406 owners of tax-qualified contracts and 18,812 owners of non-qualified contracts.

ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by the director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      III-6

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) New England Securities Corporation also serves as principal underwriter for:

      New England Variable Annuity Fund I
      New England Variable Life Separate Account
      New England Life Retirement Investment Account
      The New England Variable Account

      (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


              NAME                           POSITIONS AND OFFICES WITH
                                                PRINCIPAL UNDERWRITER
John J. Brett(3)                     Director and Chairman of the Board

Craig Markham(5)                     Director and President

William J. Toppeta(2)                Director

Virgelan E. Aquino(3)                Vice President

Marc A. Cohn(2)                      Vice President and Chief Compliance Officer-Investment Advisor

Richard J. Barquist(2)               Vice President

Robert Begun(3)                      Vice President

Steven H. Ashton(7)                  Vice President

Dennis J. Damaschke(6)               Vice President

Kevin J. Paulson(4)                  Vice President

Kathleen J. Schoos(8)                Vice President

Charles E. Fuller(3)                 Vice President

Jeffrey P. Halperin(2)               Vice President

David M. Holtzer(2)                  Vice President and Chief Compliance Officer-Broker Dealer

Rebecca Chiccino Kovatch(1)          Vice President

Peter J. Renna(2)                    Vice President

John G. Martinez(3)                  Vice President and Financial and Operations Principal

Jeffrey A. Wilk(3)                   Vice President

Gwenn L. Carr(2)                     Clerk and Secretary

Eric T. Steigerwalt(2)               Treasurer

Daniel D. Jordan(1)                  Assistant Secretary and Assistant Clerk


Principal Business Address:

(1)    New England Life Insurance Company--501 Boylston Street, Boston, MA 02117
(2)    MetLife--1095 Avenue of Americas, New York, NY 10036

(3)    MetLife--485-E US Highway 1 South, 4th Floor, Iselin, NJ 08830


(4)    MetLife--4700 Westown Pkwy-1 Suite 200, West Des Moines, IA 50266


(5)    General American Life Insurance Company--13045 Tesson Ferry Rd.,
                    St. Louis, MO, 63128

(6)    MetLife--300 Davidson Avenue,Somerset, NJ 08873


(7)    MetLife--501 Route 22, Bridgewater, NJ 08807



(8)    MetLife--700 Quaker Lane, Warwick, RT 02886


      (c)

         (1)                (2)            (3)          (4)          (5)
                            NET
       NAME OF         UNDERWRITING
      PRINCIPAL        DISCOUNTS AND  COMPENSATION    BROKERAGE
     UNDERWRITER        COMMISSIONS   ON REDEMPTION  COMMISSIONS  COMPENSATION

New England Securities
Corporation            $33,159,311         $0          $0            $0


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.


                                      III-7

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a) Registrant

      (b) State Street Bank & Trust Company 225 Franklin Street Boston, Massachusetts 02110

      (c) New England Securities Corporation 501 Boylston Street Boston, Massachusetts 02116

      (d) New England Life Insurance Company 501 Boylston Street Boston, Massachusetts 02116

ITEM 31. MANAGEMENT SERVICES

      Not applicable

ITEM 32. UNDERTAKINGS

Registrant hereby makes the following undertakings:

      (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

      (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

      (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

      (4) To offer Contracts to participants in the Texas Optional Retirement program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

      (5) To comply with and rely upon the Securities and Exchange Commission No-Action letter to The American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

      New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.


                                      III-8

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 21st day of April, 2009.



                                   New England Variable Annuity Separate Account
                                            (Registrant)


                                   By:  New England Life Insurance Company
                                            (Depositor)


                                   By:       /s/ Marie C. Swift
                                        ----------------------------------------
                                             Marie C. Swift, Esq.
                                             Vice President and Counsel


                                     III-9

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 21st day of April 2009.



                                   New England Life Insurance Company


                                   By:      /s/ Marie C. Swift
                                       -----------------------------------------
                                            Marie C. Swift, Esq.
                                            Vice President and Counsel


      As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 21, 2009.




            SIGNATURE                                                    Title

/s/ Lisa M. Weber*                                        Chairman of the Board, President,
------------------------------------                    Chief Executive Officer and Director
Lisa M. Weber


/s/ Michael K. Farrell*                                                Director
------------------------------------
Michael K. Farrell


/s/ Gene L. Lunman*                                                    Director
------------------------------------
Gene L. Lunman


/s/ William J. Mullaney*                                               Director
------------------------------------
William J. Mullaney


/s/ Joseph J. Prochaska, Jr.*                                 Executive Vice President and
------------------------------------                            Chief Accounting Officer
Joseph J. Prochaska, Jr.

                                     III-10

/s/ Michael J. Vietri*                                                Director
------------------------------------
Michael J. Vietri


/s/ William J. Wheeler*                                               Director
------------------------------------
William J. Wheeler


/s/ James J. Reilly*                                                Vice President
------------------------------------                         (principal financial officer)
James J. Reilly


By: /s/ Michele H. Abate
    --------------------------------
        Michele H. Abate
        Attorney-in-fact
        April 21, 2009



* Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 13 to Form N-4 (File Nos. 333-51676/811-08828) filed as Exhibit 14 on April 20, 2007, except for James J. Reilly and Lisa M. Weber, whose powers of attorney are incorporated herein by reference to Registrant's Post-Effective Amendment No. 14 to Form N-4
  (File Nos. 333-51676/811-08828) filed as Exhibit 14(b) on July 12, 2007.


                                     III-11

                               INDEX TO EXHIBITS


     8(v)(b) First Amendment to the Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company


10.            Consent of Deloitte & Touche LLP